UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esp.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

September 30, 2019

ANNUAL REPORT

SEI Institutional Managed Trust

Large Cap Fund	Tax-Managed International Managed
Large Cap Value Fund	Volatility Fund
Large Cap Growth Fund	Real Estate Fund
Large Cap Index Fund	Core Fixed Income Fund
Tax-Managed Large Cap Fund	High Yield Bond Fund
S&P 500 Index Fund	Conservative Income Fund
Small Cap Fund	Tax-Free Conservative Income Fund
Small Cap Value Fund	Real Return Fund
Small Cap Growth Fund	Dynamic Asset Allocation Fund
Tax-Managed Small/Mid Cap Fund	Multi-Strategy Alternative Fund
Mid-Cap Fund	Multi-Asset Accumulation Fund
U.S. Managed Volatility Fund	Multi-Asset Income Fund
Global Managed Volatility Fund	Multi-Asset Inflation Managed Fund
Tax-Managed Managed Volatility Fund	Multi-Asset Capital Stability Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2019 (Unaudited)

To Our Shareholders

After an extended period of historical calm and steady gains, volatility returned to financial markets at the start of the fiscal year ending September 30, 2019, with a selloff toward the end of 2018 that sent most global indexes into or near bear market territory; an early-2019 rebound subsequently saw the S&P 500 Index deliver its best first-quarter performance in 20 years. Trade war fears, ongoing Brexit discussions and the U.S. yield curve all weighed on investor expectations throughout the reporting period.

The pace of interest-rate increases by the Federal Reserve (Fed) mostly followed the market’s projections. Long-term rates fell by a greater magnitude than short-term rates after the Federal Reserve raised rates at the start of the reporting period but then cut twice over the final quarter; the yield curve flattened to a post-recession low and even inverted at multiple maturities.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. Christine Lagarde resigned as president of the International Monetary Fund after being named to succeed Mario Draghi as European Central Bank (ECB) President at the end of October 2019. Lagarde is expected to maintain her predecessor’s dovish policies.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period higher against the U.S. dollar while the Bank of Japan (BOJ) held monetary policy stable. Driven by trade-related tensions, the Chinese yuan slid to an 11-year low against the U.S. dollar during the fiscal period. While China’s currency strengthened earlier in the fiscal year as U.S.-China trade negotiations appeared to be reaching a favorable conclusion, its value weakened again following a breakdown in talks at the beginning of May.

Oil prices began the reporting period near a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction during the last three months of 2018 that sent the commodity down over 40% from its earlier highs. While support at the start of the New Year saw a 50% recovery from its lows, oil closed the fiscal year down almost 30%.

Geopolitical events

U.S. elections in November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress could substantially limit the ability of President Donald Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

The partial shutdown of the U.S. government in December lasted over a month due to an impasse between Congress and President Trump’s administration about whether to fund a multi-billion dollar wall on the U.S.-Mexico border championed by the president. The Trump administration received a measure of resolution in March, when the special counsel investigating the 2016 election could not conclude that the president committed criminal obstruction of justice, although neither did it exonerate him. However, as the fiscal year came to an end, the political war between Trump and congressional Democrats escalated to an official impeachment inquiry following a whistleblower complaint alleging that Mr. Trump asked Ukrainian President Volodymyr Zelensky to investigate political rival Joe Biden.

The North American Free Trade Agreement’s successor came into focus just before the start of the period—first when the U.S. and Mexico came to an agreement in August 2018, and then when the U.S. and Canada finally ironed out their differences in September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

U.S.-China trade negotiations came to a halt on August 1, 2019 with President Trump’s announcement of new tariffs (10% on $300 billion of Chinese goods) and China’s subsequent promise of retaliation, provoking a disconcerting depreciation in the yuan’s exchange rate with the U.S. dollar. Both sides applied new and higher tariffs beginning September 1. The U.S. imposed a 15% tariff on $112 billion worth of Chinese goods, while China resumed 25% tariffs on American cars and added 5%-to-10% tariffs on $75 billion worth of other American goods. As a new round of

SEI Institutional Managed Trust / Annual Report / September 30, 2019	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2019 (Unaudited)

negotiations materialized for October, the U.S. delayed a tariff measure scheduled for October 1 (an increase from 25% to 30% on $250 billion worth of Chinese goods).

U.K. Prime Minister Theresa May announced on May 24 her intention to resign following a poor showing for Conservatives in European Parliamentary elections. May’s inability to establish sufficient support for her Brexit deal or a viable alternative had become an impasse, and her recent overtures for a second referendum alienated a large subset of her party’s leadership. Prime Minister Boris Johnson faced sharp resistance from the outset of his tenure: Conservative members of Parliament defected to support a vote eliminating the prospect of a no-deal departure from the EU on October 31, and the U.K. Supreme Court reversed the Prime Minister’s attempt to suspend Parliament.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity.

Economic performance

U.S. economic growth slowed to 2.2% in the fourth quarter of 2018, a drop from 3.4% in the previous quarter, primarily due to a softer environment for business investment that was only modestly affected by the partial government shutdown. Still, U.S. GDP for the 2018 calendar year finished at 2.9%, equaling growth in 2015 as the best in 10 years. The government shutdown that continued through most of January likely detracted some in 2019; however, growth rebounded to 3.1% in the first quarter, driven by increases in inventories and trade. GDP growth measured just 2.0% in the second quarter; robust consumer spending countered a decline in exports and inventory builds, allowing the 10-year expansion to continue despite decelerating global activity.

The U.S. labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period near a 50-year low at 3.5%; the labor-force participation rate ended at 63.2%, slightly higher from a year earlier. Average hourly earnings gained 2.9% over the year, although a modest increase in price pressures weighed on real personal income growth. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed’s dovish pivot in the final quarter of the reporting period involved an early conclusion to its balance-sheet reduction program, which was initially scheduled to end in September. These accommodative actions came amid below-target inflation and uncertainty about trade developments.

In September, the ECB cut its benchmark interest rate for the first time since 2016, to a historic low, and announced it would restart quantitative easing. Broad economic growth in the eurozone slowed to its weakest pace in six years at the end of the second quarter of 2019, as slumping exports in Germany and a stagnating Italian economy hampered expansion; the slowdown strengthens the case for continued accommodative policy by the ECB for some time.

The Bank of England held its official bank rate unchanged during the reporting period after raising by 0.25% just before the start of the fiscal year. Committee guidance later in the period noted a bias toward higher rates in the future depending on the Brexit outcome, in contrast to the looser monetary policy shifts of the Fed and ECB. The U.K. economy grew 1.3% year-on-year through the second quarter of 2019, its weakest level since the beginning of 2018.

Japanese GDP grew 1.4% year-on-year at the end of the second quarter of 2019; the BOJ maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.2% year-on-year in the second quarter of 2019, its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war continued to put pressure on economic growth.

Market developments

The U.S. equity market suffered a significant decline early in the fiscal year ending September 30, 2019, as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. During this time, the highly-cyclical energy sector experienced a notable selloff, while the consumer staples and utilities sectors, in particular, outperformed and helped mitigate some damage in the falling market. However, January marked the best start for equities in thirty years; the recovery rally continued until a slight retreat in May, but touched a record high in July before the end of the fiscal year. The utilities, real estate and consumer staples sectors were top performers over the entire period, while energy, health care and industrials lagged.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Small-cap stocks (Russell 2000 Index) failed to keep up with large caps (Russell 1000 Index) in the U.S. during the fiscal year. Large caps finished up 3.87%, easily outpacing small caps, which lost 8.89%.

Brexit concerns continued to overshadow the outlook for business in the U.K.; while the FTSE UK Series All-Share Index gained 10.70% in U.S. dollar terms, the index rose just 2.68% in sterling. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 1.38% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 4.25%. Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and policy uncertainty grew. The MSCI Europe Index (Net) finished down 0.75% in U.S. dollar terms but 5.74% higher in euros; the euro finished up 6.18% versus the U.S. dollar for the period.

Emerging markets failed to keep pace over the 12 months. The MSCI Emerging Markets Index (Net) finished the reporting period down 2.02% in U.S. dollar terms, after a selloff over the final three months erased its to-date gains for the fiscal year. Asian markets ended the period lower as trade-related concerns drove regional market weakness.

Led by the dovish tone of global central banks and lukewarm economic data in the U.S. and Europe, global government bonds outperformed global high-yield bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, as short-term yields fell less than long-term yields. In early December, the spread between 2-year and 10-year Treasury bonds compressed to 11 basis points, its narrowest point in more than 12 years. At the same time, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the 3-month and 10-year rates inverted for the first time in about 12 years in March, a signal of impending recession to some market watchers. While the differential turned back positive in April, it reverted again in May and stayed negative through the end of the period. The Federal Open Market Committee increased the federal-funds rate in mid-December—the first hike of the reporting period but fourth of the calendar year and ninth during the tightening cycle—while softening its projections for future rate increases. The hike failed to sustain an impact on higher short-term yields, while subdued inflation and long-term economic growth expectations pressured the long end of the curve. In July, the central bank cut rates for the first time in 11 years and did so again in September. Yields for 10-year U.S. government bonds declined and ended the period 137 basis points lower at 1.68%, while 2-year yields rose to almost 3% early in the fiscal year but finished the period down 118 basis points at 1.63%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) slid 6.57%, primarily due to oil market headwinds, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 5.75% higher.

The high-yield market, as measured by the ICE BofAML US High Yield Constrained Index, climbed 6.30%, while global fixed income did slightly better, with the Bloomberg Barclays Global Aggregate Index up 7.60% in U.S. dollar terms during the reporting period.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 13.00%. U.S. asset-backed and mortgage-backed securities also managed gains during the fiscal year, benefiting from favorable supply-and-demand dynamics and continued improvement in collateral.

Emerging-market debt delivered strong performance. The JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, climbed 10.13% higher in U.S. dollar terms. The JP Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), gained 11.57%, after starting 2019 down for the reporting period to date.

Our view

We have leaned toward an optimistic view on equities and other risk-oriented assets for the past 10 years. When markets corrected sharply in price—as several U.S. equity indexes did in 2011, 2015 and late last year—we viewed the pullbacks as buying opportunities. We believe that staying invested has been a sound overall strategy. Today, while we still doubt that a true bear market is on the immediate horizon, we are surprised by the resilience of the stock-market averages during the third quarter in the face of numerous economic and political uncertainties, both in the U.S. and globally.

The U.S. economy remains in reasonably good shape and appears to be in little danger of contracting any time soon. Granted, the manufacturing and agricultural sectors are being stressed by the trade war with China. But we think

SEI Institutional Managed Trust / Annual Report / September 30, 2019	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2019 (Unaudited)

there is a limit to how far this deterioration in economic activity will go. Few economists would dispute that the U.S. consumer sector is in great shape.

Traders in the federal-funds futures market expect more rate cuts on the heels of the FOMC’s July and September cuts. The central bank is also no longer letting its securities portfolio contract now that it halted quantitative easing. If the economy were to weaken in a serious way, it could ramp up its purchases of Treasurys again.

Looking at the U.S. stock market, the forward-earnings trend has flattened in recent quarters. Periods of flat-to-down earnings over several quarters occurred in the 2014-to-2015 period, and in 2011, 2007 and 1998, each coinciding with flat-to-declining stock prices, increased volatility and moderate-to-severe market corrections.

Growth and momentum styles continued to outperform quality and value for much of the third quarter. However, September saw a sharp reversal in this trend for the first time since the beginning of 2018 as value outperformed. It’s hard to say whether this reversal will be sustained, although SEI’s equity managers have been positioned for such an eventuality.

A trade truce between China and the U.S. would be a relief, but it would be only one piece of a larger mosaic that must first come together. Getting the world back on a faster growth track will depend on an economic rebound in the domestic economies of China and Europe.

Our expectation of an economic revival in China rests on the assumption that all the fiscal and monetary-policy measures put in place over the past year will overcome the major challenge posed by the trade war. The latest tranches of import duties are aimed at Chinese goods like apparel and toys, which usually have thin profit margins, are labor-intensive, and can be more easily produced in other low-wage nations than higher-tech products. We therefore believe that Chinese President Xi Jinping has an incentive to get a deal done with President Trump. The last thing Xi needs is a sharp rise in unemployment and corporate bankruptcies as profit margins get eviscerated.

China’s currency has weakened further in recent months, reaching an 11-year low against the U.S. dollar in September 2019 that amounted to a cumulative decline of 12% since April 2018—thereby offsetting a little more than half of the imposed or announced tariff increases. The Chinese government is reluctant to encourage additional currency depreciation, fearing that capital could flee the country. Rather, there is evidence that it is getting more aggressive when it comes to pulling the monetary and fiscal levers.

Slowing growth in China, the U.S. and the eurozone does not bode well for other economies. On a positive note, many developing countries have been able to cut interest rates in recent months. Meanwhile, capital-market conditions in emerging countries still appear benign. Spreads on U.S. dollar-denominated debt remain in the middle of their range for the past eight years.

Despite all its economic and political problems, European-wide equity markets have done rather well this year in local-currency terms. The MSCI Europe ex UK Index (Net) climbed 21.1% year to date, actually matching that of the MSCI USA Index (Net). The MSCI United Kingdom Index (Net) was the laggard, gaining only 13.8%—still something of an achievement considering the messy political situation in the U.K.

How does one explain the rather robust performance of European equities? It can largely be attributed to the lack of an alternative option. For example, now that Germany’s sovereign yield curve is negative all the way up to 30 years (just one year after yields were positive beyond six years), its investors have no hope of building wealth in less risky fixed-income assets and are therefore forced into equities and other risk-oriented investments. Investors globally face similar challenges, even if not quite to the same extent.

While Germany’s overall economy is not clearly in a recession, its manufacturing sector almost certainly is—the 6.4% decline in industrial production from the peak in November 2017 through July 2019 was worse than Italy’s 2.5% contraction over the same period. Considering that manufacturing represents almost 23% of the country’s GDP (much higher than the average for developed countries), it is easy to understand why the country is in a funk.

We will find out soon whether a no-deal exit from the EU actually takes place or is delayed (for a third time) beyond the 31 October deadline. The political carnage caused by Brexit is already breath-taking. The Conservatives lost their working majority in the Parliament following the expulsion of 21 members of Parliament from the party in the aftermath of a vote to wrest away Brexit negotiations from the government.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The battle between the Prime Minister and the Parliament already led to a constitutional crisis when the U.K. Supreme Court declared Johnson’s move to suspend Parliament as invalid. If he defies the will of Parliament and takes the U.K. out of the EU without a trade agreement, that crisis will deepen. More likely, there will be an additional delay, with a new Brexit deadline. That would allow for a general election and, hopefully, a new mandate from the electorate. But the political landscape in Great Britain is in flux. The outcome of the next election could be an unstable coalition.

Despite the rather solid financial position of U.K. households, both consumer and business confidence are nearing levels consistent with recession. Confidence measures in the eurozone, while off the highs of 2017, have not fallen to the same degree.

Japan is also focused on home-grown uncertainty: The consumption tax hike effective 1 October. And despite a tight labor market with an almost record-high number of available jobs per applicant, the decline in earnings growth from last year is surprisingly steep. Regardless of all their efforts, Prime Minister Shinzo Abe’s government and the Bank of Japan have been unable to spur a lasting reflation of the economy.

Like Germany, Japan has been hurt by the slowing growth of China and the general malaise affecting Asia as a whole. To make matters worse, Japan’s political relationship with South Korea has frayed badly in recent months. Both countries have expanded economic sanctions, including tit-for-tat tariff duties and consumer boycotts. Even more worrisome is the breakdown in direct military intelligence sharing at a time when China is pushing its weight around in the East and South China Seas.

In all, Japan’s outlook appears to be one of stasis. In the meantime, investors will likely continue to view the country as a safe haven owing to its low volatility. We believe the yen will remain well-bid under this scenario.

In view of the uncertainties facing investors presently, the prediction game is arguably even more challenging than usual. Accordingly, as always, we believe in a diversified approach to investing. Although maintaining exposure to equities and other risk-oriented assets can at times feel uncomfortable, it is our view that investors with long time horizons should avoid timing the market or making outsized sector or regional bets. We think it is best not to assume, for example, that the S&P 500 Index and growth stocks will always be the only games in town. The recent volatility and sharp style rotations in the past quarter should serve as reminders that trends do not last forever.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Institutional Managed Trust / Annual Report / September 30, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: Brandywine Global Investment Management, LLC, Ceredex Value Advisors LLC, Coho Partners, Ltd., Fred Alger Management, Inc., LSV Asset Management, Mar Vista Investment Partners, LLC, and Parametric Portfolio Associates LLC.

During the period, Fred Alger Management, Inc., was added to the Fund, while BlackRock Investment Management, LLC, and Fiera Capital Inc. were removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Large Cap Fund, Class F, returned 1.17%. The Fund’s benchmark—the Russell 1000® Index—returned 3.87%.

IV. Performance Discussion

U.S. large-cap equities, as measured by the Russell 1000® Index, gained 3.87% during the fiscal year ending September 30, 2019. The economy and corporate earnings generally grew, but at a slower pace than in the previous reporting period. As noted in the shareholder letter, interest rates fell, and the inverted yield curve—long-term interest rates fell below short-term rates—created concern that an economic recession was imminent. Among U.S. large-cap stocks, gains were concentrated in the information technology sector and bond proxies, notably utilities and real-estate investment trusts (REIT). Gains in the growth-oriented information technology sector continued a long-term leadership trend within U.S. equities. The outperformance by large technology names also helped the largest-capitalization portion of the Russell 1000® Index outperform medium-capitalization stocks within the benchmark for the fiscal year. Gains among traditional high-yield stocks, such as utilities and REITs, were driven by the decrease in interest rates and the resulting scarcity of investment income available for investors.

The health care sector underperformed as investors became more concerned about the potential for government action that could lead to lower profitability for companies within the sector. The energy sector also fell significantly during the fiscal year as the price of oil declined over 25%. The outperformance of information technology and underperformance of economically-sensitive sectors—such as energy, materials and industrials—were key drivers of return differences between value and growth portfolios.

The Fund’s greater emphasis on medium-capitalization stocks and economically-sensitive stocks, relative to the benchmark, was a performance headwind during the reporting period. Underweights to the outperforming information technology, real estate and utilities sectors also detracted from the Fund’s relative performance. The Fund’s overweight to the health care sector also lagged. Although security selection was challenged within the consumer staples sector, the Fund benefited from favorable security selection within the semiconductor and semiconductor equipment industry.

LSV and Brandywine, the Fund’s deep-value managers, underperformed due to their medium-capitalization exposure and allocations to cheaper stocks, which lagged during the fiscal year. The SIMC factor-based momentum strategy underperformed due to its medium-capitalization overweight; also, momentum shifts (reversals) that occurred during the fiscal year happened at a higher-than-expected rate, and the strategy was unable to capture gains from short-term trends. Coho lagged due to its overweight to health care and poor security selection within the consumer staples sector.

Mar Vista outperformed the Fund benchmark due to favorable security selection in the real estate, materials and health care sectors. Ceredex benefited from favorable security selection among value stocks. Fred Alger was added to the Fund in December and outperformed over the remainder of the reporting period due to its significant overweight to the information technology sector.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Large Cap Fund, Class F	1.17%	11.68%	8.56%	11.54%

Large Cap Fund, Class Y	1.44%	11.96%	8.82%	11.67%

Russell 1000® Index	3.87%	13.19%	10.61%	13.22%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: AQR Capital Management, LLC, Brandywine Global Investment Management, LLC, LSV Asset Management, Parametric Portfolio Associates LLC, and Schafer Cullen Capital Management, Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Large Cap Value Fund, Class F, returned -0.91%. The Fund’s benchmark—the Russell 1000® Value Index—returned 4.00%.

IV. Performance Discussion

As noted in the shareholder letter, U.S. large-cap equities rose during the fiscal year. The economy and corporate revenues generally grew, but at a slower pace than in the previous reporting period. Interest rates fell, and the inverted yield curve—long-term interest rates fell below short-term rates—created concern that an economic recession was imminent. Within the Russell 1000® Value Index, gains were concentrated in sectors that didn’t appear particularly cheap based on traditional valuation metrics, and many stocks in the cheaper valuation segment of the index produced negative returns. Mid-cap value stocks within the Russell 1000® Value Index underperformed. The best-performing sectors were bond proxies, such as utilities and real-estate investment trusts (REIT). Gains among these traditional high-yield stocks were driven by the decrease in interest rates and the resulting scarcity of investment income available for investors. The health care sector underperformed as investors became more concerned about the potential for government action that could lead to lower profitability for companies within the sector. The energy sector also fell significantly during the fiscal year as the price of oil declined over 25%.

The Fund’s greater emphasis on medium-capitalization stocks and those with cheaper valuation metrics, relative to the benchmark, held back performance for the fiscal year. Underweights to the top-performing utilities and real-estate sectors detracted. The Fund’s overweight to the energy sector also lagged. Although poor security selection within the health care and consumer staples sectors detracted, the Fund benefited from favorable selection within the financials sector.

AQR underperformed as its momentum-oriented approach to value investing struggled through an environment in which momentum shifts (reversals) occurred at a higher-than-expected rate; as a result, AQR held securities in the health care, communication services and consumer discretionary sectors that underperformed. Brandywine and LSV, the Fund’s deep-value managers, underperformed due to their medium-capitalization exposure and allocations to cheaper stocks. The SIMC factor-based value strategy underperformed due to its tilt toward medium-capitalization names and overweighting the cheaper stocks within the Russell 1000® Value Index.

Schafer Cullen outperformed, benefiting from its emphasis on dividend-paying stocks, as well as an overweight to and favorable security selection within the real-estate sector.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Value Fund, Class F	-0.91%	9.29%	6.18%	10.43%	8.19%

Large Cap Value Fund, Class I	-1.14%	9.05%	5.95%	10.18%	5.81%

Large Cap Value Fund, Class Y	-0.62%	9.57%	6.39%	10.54%	8.74%

Russell 1000® Value Index	4.00%	9.43%	7.79%	11.46%	9.81%

8	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class F, Class I and Class Y, versus the Russell 1000® Value Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 10/3/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. Class Y Shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: Fiera Capital Inc., Fred Alger Management, Inc., McKinley Capital Management, LLC, and Parametric Portfolio Associates LLC.

During the period, Fred Alger Management, Inc. was added to the Fund, while BlackRock Investment Management, LLC, was removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Large Cap Growth Fund, Class F, returned 2.43%. The Fund’s benchmark—the Russell 1000® Growth Index—returned 3.71%.

IV. Performance Discussion

As noted in the shareholder letter, U.S. large-cap equities rose during the fiscal year. The economy and corporate revenues generally grew, but at a slower pace than in the previous reporting period. Interest rates fell, and the inverted yield curve—long-term interest rates fell below short-term rates—created concern that an economic recession was imminent. Among U.S. large-cap growth stocks, bond proxy sectors, notably real-estate investment trusts (REIT) and consumer staples, outperformed. Gains among dividend-paying stocks within the Russell 1000® Growth Index, such as consumer staples and REITs, were driven by the decrease in interest rates and the resulting scarcity of investment income available for investors. The health care sector underperformed as investors became more concerned about the potential for government action that could lead to lower profitability for companies within the sector.

The Fund’s overweight to health care detracted, as did its underweights to the consumer staples and real-estate sectors. The Fund benefited from favorable selection within the financials and information technology sectors.

However, security selection within the consumer discretionary and industrials sectors detracted.

The SIMC factor-based momentum strategy underperformed in an environment in which momentum shifts (reversals) occurred at a higher-than-expected rate; as a result, the SIMC portfolio held securities in the information technology and consumer discretionary sectors that underperformed. McKinley lagged as its momentum-oriented approach also struggled due to faster-than-expected momentum shifts; McKinley held securities in the health care and consumer discretionary sectors that underperformed. During the portion of the fiscal year in which Fred Alger was in the Fund, security selection within the consumer discretionary sector and an overweight to the health care sector both detracted.

Fiera outperformed for the fiscal year and benefited from favorable security selection within the information technology, financials and health care sectors.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Large Cap Growth Fund, Class F	2.43%	14.31%	11.02%	12.92%	8.60%

Large Cap Growth Fund, Class I	2.22%	14.05%	10.78%	12.67%	5.88%

Large Cap Growth Fund, Class Y	2.70%	14.59%	11.24%	13.03%	8.64%

Russell 1000® Growth Index	3.71%	16.89%	13.38%	14.93%	9.79%

10	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 1000® Growth Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15 Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

II. Investment Approach

During the fiscal period ended September 30, 2019, the Fund used a single sub-advisor, SSGA Funds Management, Inc. (SSGA), under the general supervision of SEI Investments Management Corporation (SIMC). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Large Cap Index Fund, Class F, returned 3.61%. The Fund’s benchmark—the Russell 1000® Index—returned 3.87%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the Russell 1000® Index.

As noted in the shareholder letter, U.S. large-cap equities rose during the fiscal year. The economy and corporate revenues generally grew, but at a slower pace than in the previous reporting period. Interest rates fell, and the inverted yield curve—long-term interest rates fell below short-term rates—created concern that an economic recession was imminent. Among U.S. large-cap stocks, gains were concentrated in the information technology sector and bond proxies, such as utilities and real-estate investment trusts (REITs). Gains in the information technology sector continued a long-term leadership trend within the U.S. equity market. The outperformance of big technology companies also helped the largest-capitalization portion of the Russell 1000® Index outperform medium-capitalization stocks within the index over the fiscal year. Gains among traditional high-yield stocks, such as utilities and REITs, were driven by the decrease in interest rates and the resulting scarcity of investment income available for investors. The health care sector underperformed as investors became more concerned about the potential for government action that could lead to lower profitability for companies within the sector. The energy sector also fell significantly during the fiscal year as the price of oil declined over 25%. The outperformance of the information technology sector and underperformance of economically-sensitive sectors—particularly energy, materials and industrials—

were key components of return differences between sectors within the index during the reporting period.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date

Large Cap Index Fund, Class F	3.61%	4.86%

Russell 1000® Index	3.87%	5.20%

Comparison of Change in the Value of a $100,000 Investment in the Large Index Cap Fund, Class F versus the Russell 1000® Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 1/31/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: Brandywine Global Investment Management, LLC, Coho Partners, Ltd., Fiera Capital Inc., LSV Asset Management, Mar Vista Investment Partners, LLC, Parametric Portfolio Associates LLC and Schafer Cullen Capital Management.

During the period, BlackRock Investment Management, LLC, was removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Tax-Managed Large Cap Fund, Class F, returned 1.42%. The Fund’s benchmark—the Russell 1000® Index—returned 3.87%.

IV. Performance Discussion

U.S. large-cap equities, as measured by the Russell 1000® Index, gained 3.87% during the fiscal year ending September 30, 2019. The economy and corporate earnings generally grew, but at a slower pace than in the previous reporting period. As noted in the shareholder letter, interest rates fell, and the inverted yield curve—long-term interest rates fell below short-term rates—created concern that an economic recession was imminent. Among U.S. large-cap stocks, gains were concentrated in the information technology sector and bond proxies, notably utilities and real-estate investment trusts (REITs). Gains in the growth-oriented information technology sector continued a long-term leadership trend within U.S. equities. The outperformance by large technology names also helped the largest-capitalization portion of the Russell 1000® Index outperform medium-capitalization stocks within the benchmark for the fiscal year. Gains among traditional high-yield stocks, such as utilities and REITs, were driven by the decrease in interest rates and the resulting scarcity of investment income available for investors.

The health care sector underperformed as investors became more concerned about the potential for government action that could lead to lower profitability for companies within the sector. The energy sector also fell significantly during the fiscal year as the price of oil declined over 25%. The outperformance of information technology and underperformance of economically-sensitive sectors, such as energy, materials and industrials, were key drivers of return differences between value and growth portfolios.

The Fund’s underweight to utilities detracted as the sector was the best performer over the past year. An overweight to health care also lagged as the sector also underperformed within the Fund benchmark. The Fund’s overweight to consumer staples was beneficial as the sector outperformed; selection within financials also benefited Fund performance.

Brandywine and LSV, the Fund’s deep-value managers, underperformed due to their medium-capitalization exposure and allocations to cheaper stocks, which lagged during the fiscal year. The SIMC factor-based momentum strategy underperformed due to its medium-capitalization overweight; also, momentum shifts (reversals) that occurred during the fiscal year happened at a higher-than-expected rate, and the strategy was unable to capture gains from short-term trends. Coho lagged due to its overweight to health care and poor security selection within the consumer staples sector. BlackRock underperformed due to the manager’s exposure to growth stocks that lagged during the first quarter of the fiscal year prior to the manager’s termination from the Fund in January.

Fiera outperformed as an underweight to the energy sector and stock selection within financials were both large contributors to relative performance. Mar Vista outperformed the Fund benchmark due to favorable security selection in the real estate, materials and health care sectors. Schafer Cullen outperformed as its exposure to stable stocks and overweight to the real-estate sector benefited from periods of increased volatility during the 12 month period.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Tax-Managed Large Cap Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Tax-Managed Large Cap Fund, Class F	1.42%	11.61%	8.32%	11.64%	5.84%

Tax-Managed Large Cap Fund, Class Y	1.67%	11.88%	8.57%	11.77%	5.90%

Russell 1000® Index	3.87%	13.19%	10.61%	13.22%	7.13%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

14	SEI Institutional Managed Trust / Annual Report / September 30, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Investment Approach

During the fiscal year ended September 30, 2019, the Fund used a single sub-advisor, SSGA Funds Management, Inc. (SSGA), under the general supervision of SEI Investments Management Corporation (SIMC). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the S&P 500 Index Fund, Class F, returned 4.07%. The Fund’s benchmark—the S&P 500 Index (Gross)—returned 4.25%.

IV. Performance Discussion

The Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index.

As noted in the shareholder letter, U.S. large-cap equities rose during the fiscal year. The economy and corporate revenues generally grew, but at a slower pace than in the previous reporting period. Interest rates fell, and the inverted yield curve—long-term interest rates fell below short-term rates—created concern that an economic recession was imminent. Among U.S. large-cap stocks, gains were concentrated in the information technology sector and in bond proxies, such as utilities and real-estate investment trusts (REIT). Gains in the information technology sector continued a long-term leadership trend within the U.S. equity market. The outperformance of big technology companies also helped the largest-capitalization portion of the S&P 500 Index outperform medium-capitalization stocks held within the index over the fiscal year. Gains among traditional high-yield stocks, such as utilities and REITs, were driven by the decrease in interest rates and the resulting scarcity of investment income available for investors. The health care sector underperformed as investors became more concerned about the potential for government action that could lead to lower profitability for companies within the sector. The energy sector also fell significantly during the fiscal year as the price of oil declined over 25%. The outperformance of the information technology sector and underperformance of economically-sensitive sectors, particularly energy, materials and industrials, were key components of return differences between sectors within the index during the reporting period.

AVERAGE ANNUAL TOTAL RETURN[1]
		Annualized	Annualized	Annualized	Annualized
	1 Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date

S&P 500 Index Fund, Class F	4.07%	13.05%	10.46%	12.85%	8.33%

S&P 500 Index Fund, Class I	3.66%	12.69%	10.15%	12.57%	8.03%

S&P 500 Index (Gross)	4.25%	13.39%	10.83%	13.23%	8.77%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class F and Class I, versus the S&P 500 Index (Gross)

¹

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares were offered beginning 2/28/96. Class I shares were offered beginning 6/28/02. The performance of Class I shares prior to 6/28/02 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: Copeland Capital Management, LLC, EAM Investors, LLC, Falcon Point Capital, LLC, LMCG Investments, LLC, Parametric Portfolio Associates LLC, Rice Hall James & Associates, LLC and Snow Capital Management L.P.

During the period, Copeland Capital Management, LLC briefly was added to the Fund, while AQR Capital Management, LLC, was removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Small Cap Fund, Class F, returned -10.85%. The Fund’s benchmark—the Russell 2000® Index—returned -8.89%.

IV. Performance Discussion

The U.S. small-cap market, as measured by the Russell 2000® Index, declined by 8.89% over the period as recessionary fears weighed on investors’ decision making. The U.S.-China trade war remained unresolved and global growth slowed, especially in Europe and China. Growth stocks’ lead over value stocks evaporated as capital fled to defensive, high-yielding areas of the market during sharp “risk-off” trades—most notably in December, May and August.

Defensive and higher-yielding sectors like utilities and real estate were the clear leaders for the period, although information technology was the lone traditional growth-oriented sector that remained immune from this change in leadership. Energy was the worst-performing sector, as oil prices slid and economic growth decelerated despite production concerns after an attack on Saudi Arabia’s largest production facility. Health care also underperformed, as it is notably less defensive in the small-cap universe than in large-cap. Pharmaceutical and biotechnology companies were the predominant culprits as investors shied away from lower-quality, more speculative companies.

Recessionary fears were first driven by an inversion of the yield curve, as long-term rates briefly fell below short-term rates. As noted in the shareholder letter, the Federal Reserve adopted a more dovish “flexibility” early in 2019, as it halted rate hikes for the remainder of the year. Subsequently, the central bank cut the federal-funds rate (twice) for the first time since the global financial crisis. Investors also continued to eye negotiations between the U.S. and China with caution as stalemates developed and global growth concerns weighed heavily on the market.

Smaller caps generally underperformed larger caps over the period as volatility periodically shook markets. Lower-volatility stocks were the primary winners over the reporting period, and while the Russell 2000® Value Index outperformed the Russell 2000® Growth Index, this was mostly due to outperformance in the defensive sectors rather than a sudden preference for less expensive companies. Cyclical value experienced a rare surge in early September at the expense of momentum and low-volatility stocks, but did not sustain itself. No factor besides low-volatility truly succeeded over the period.

The Fund underperformed its benchmark during the fiscal year due to weak stock selection within the financials, consumer discretionary and materials sectors. Underweights to real estate and utilities also detracted; typically underweighted by active managers, these were the best performing sectors. The Fund’s underweight to health care and overweight to information technology contributed to excess return, although not enough to overcome the detractors.

Given factor performance during the fiscal year, the Fund’s managers mostly performed how we would have expected.

Snow was the largest detractor, which was disappointing given value’s outperformance; Snow is typically more cyclically-oriented rather than exposed to the defensive areas of the market that succeeded. Still, the underperformance was largely selection-driven, particularly within the financials, industrials and materials sectors.

Rice Hall James also suffered from weak stock selection, especially in health care and consumer discretionary. Similarly, Falcon Point lagged due to poor selection in financials and health care.

SIMC’s Factor Based Momentum strategy moderately detracted and was challenged by weak selection in

16	SEI Institutional Managed Trust / Annual Report / September 30, 2019

the consumer discretionary sector, along with style headwinds.

Copeland contributed most to relative returns, given its focus on stability-oriented names. Copeland had strong stock selection in the financials, health care and communication services sectors.

As a value manager with a quality bias, LMCG also benefited Fund performance. This was driven by an underweight to health care and selection in consumer staples and communication services.

      AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Fund, Class F	-10.85%	5.60%	4.83%	9.02%	9.02%

Small Cap Fund, Class Y	-10.66%	5.82%	5.06%	9.14%	9.14%

Russell 2000® Index	-8.89%	8.23%	8.18%	11.19%	11.19%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class F and Class Y, versus the Russell 2000® Index

¹

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: Cardinal Capital Management, L.L.C., LSV Asset Management, Parametric Portfolio Associates LLC and Snow Capital Management, L.P.

During the period, AQR Capital Management, LLC, was removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Small Cap Value Fund, Class F, returned -9.62%. The Fund’s benchmark—the Russell 2000® Value Index—returned -8.24%.

IV. Performance Discussion

The U.S. small-cap value market, as measured by the Russell 2000® Value Index, declined by 8.24% over the period as recessionary fears weighed on investors’ decision making. The U.S.-China trade war remained unresolved and global growth slowed, especially in Europe and China. Growth stocks’ lead over value stocks evaporated as capital fled to defensive, high-yield areas of the market during sharp risk-off trades—most notably in December, May and August.

Defensive and higher-yielding sectors like utilities and real estate were the clear leaders for the period, although information technology was the lone traditional growth-oriented sector that remained immune from this change in leadership. Energy was the worst-performing sector, as oil prices slid and economic growth decelerated despite production concerns after an attack on Saudi Arabia’s largest production facility. Health care also underperformed, as it is notably less defensive in the small-cap universe than in large-cap. Pharmaceutical and biotechnology companies were the predominant culprits as investors shied away from lower-quality, more speculative companies.

Recessionary fears were first driven by an inversion of the yield curve, as long-term rates briefly fell below short-term rates. As noted in the shareholder letter, the Federal Reserve adopted a more dovish “flexibility” early in 2019, as it halted rate hikes for the remainder of the year. Subsequently, the central bank cut the federal-funds rate (twice) for the first time since the global financial crisis. Investors also continued to eye negotiations between the U.S. and China with caution as stalemates developed and global growth concerns weighed heavily on the market.

Smaller caps generally underperformed larger caps over the period as volatility periodically shook markets. Lower-volatility stocks were the primary winners over the reporting period, and while the Russell 2000® Value Index outperformed the Russell 2000® Growth Index, this was mostly due to outperformance in the defensive sectors rather than a sudden preference for less expensive companies. Cyclical value experienced a rare surge in early September at the expense of momentum and low-volatility stocks, but did not sustain itself. No factor besides low-volatility truly succeeded over the period.

The Fund underperformed its benchmark during the fiscal year due to a significant underweight to the utilities sector and an overweight to the materials sector. Selection within financials and materials also detracted. An underweight to energy and selection in the consumer discretionary sector contributed to excess return, although not enough to overcome the detractors.

Snow was the Fund’s worst-performing manager and underperformed due to security selection within the financials, industrials and materials sectors. Snow was also hurt by underweights to real estate and utilities.

SIMC’s Factor Based Value strategy’s overweight to health care and selection within information technology primarily drove its slight underperformance.

Cardinal contributed most to excess return and benefited from style tailwinds to its stability bias. The manager had strong selection within the materials, industrials and communication services sectors and was helped by its underweight to energy.

LSV also benefited relative Fund performance through strong selection within information technology, financials and consumer discretionary. An underweight to health care also helped.

18	SEI Institutional Managed Trust / Annual Report / September 30, 2019

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Value Fund, Class F	-9.62%	3.73%	4.33%	8.55%	9.14%

Small Cap Value Fund, Class I	-9.83%	3.50%	4.10%	8.31%	8.83%

Small Cap Value Fund, Class Y	-9.42%	3.99%	4.53%	8.65%	9.18%

Russell 2000® Value Index	-8.24%	6.54%	7.17%	10.05%	9.89%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class F, Class I and Class Y, versus the Russell 2000® Value Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 2/11/02. Class I shares performance for the period prior to 2/11/02 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: 361 Capital LLC, ArrowMark Colorado Holdings LLC, EAM Investors, LLC, Falcon Point Capital, LLC, and Parametric Portfolio Associates LLC.

During the period, 361 Capital LLC was added to the Fund, while Axiom International Investors LLC was removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Small Cap Growth Fund, Class F, returned -13.89%. The Fund’s benchmark—the Russell 2000® Growth Index—returned -9.63%.

IV. Performance Discussion

The U.S. small-cap growth market, as measured by the Russell 2000® Growth Index, declined by 9.63% over the period as recessionary fears weighed on investors’ decision making. The U.S.-China trade war remained unresolved and global growth slowed, especially in Europe and China. Growth stocks’ lead over value stocks evaporated as capital fled to defensive, high-yield areas of the market during sharp risk-off trades—most notably in December, May and August.

Defensive and higher-yielding sectors like utilities and real estate were the clear leaders for the period, although information technology was the lone traditional growth-oriented sector that remained immune from this change in leadership. Energy was the worst-performing sector, as oil prices slid and economic growth decelerated despite production concerns after an attack on Saudi Arabia’s largest production facility. Health care also underperformed, as it is notably less defensive in the small-cap universe than in large cap. Pharmaceutical and biotechnology companies were the predominant culprits as investors shied away from lower-quality, more speculative companies.

Recessionary fears were first driven by an inversion of the yield curve, as long-term rates briefly fell below short-term rates. As noted in the shareholder letter, the Federal Reserve adopted a more dovish “flexibility” early in 2019, as it halted rate hikes for the remainder of the year. Subsequently, the central bank cut the federal-funds rate (twice) for the first time since the global financial crisis. Investors also continued to eye negotiations between the U.S. and China with caution as stalemates developed and global growth concerns weighed heavily on the market.

Smaller caps generally underperformed larger caps over the period as volatility periodically shook markets. Lower-volatility stocks were the primary winners over the reporting period.

The Fund underperformed its benchmark during the fiscal year due to weak stock selection within the health care, consumer discretionary and information technology sectors. The Fund’s underweights to health care and materials contributed to excess return, although not enough to overcome the detractors.

SIMC’s Factor Based Momentum strategy detracted most from relative returns primarily due to poor selection within the consumer discretionary and health care sectors. Falcon Point also lagged and was challenged by selection within health care and financials. ArrowMark underperformed and suffered from poor selection within information technology and health care.

EAM was the only manager to contribute to relative returns and benefited from its overweight to and selection within information technology.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Small Cap Growth Fund, Class F	-13.89%	8.75%	7.42%	11.15%	8.88%

Small Cap Growth Fund, Class I	-14.13%	8.47%	7.15%	10.87%	8.56%

Small Cap Growth Fund, Class Y	-13.68%	9.01%	7.63%	11.25%	8.92%

Russell 2000® Growth Index	-9.63%	9.79%	9.07%	12.24%	7.77%

20	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 2000® Growth Index

¹

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisers are managed directly by SIMC. The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2019: Cardinal Capital Management L.L.C., Hillsdale Investment Management Inc., Martingale Asset Management, LP, Parametric Portfolio Associates LLC, Rice Hall James and Associates, LLC and Snow Capital Management, L.P.

During the period, Hillsdale Investment Management Inc. and Martingale Asset Management, L.P., were added to the Fund while AQR Capital Management, LLC, and CastleArk Management LLC were removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Tax-Managed Small/Mid Cap Fund, Class F, returned -8.27%. The Fund’s benchmark—the Russell 2500® Index—returned -4.04%.

IV. Performance Discussion

The U.S. small-mid-cap market, as measured by the Russell 2500 Index, declined by 4.04% over the period as recessionary fears weighed on investors’ decision making. The U.S.-China trade war remained unresolved, and global growth slowed, especially in Europe and China. Growth stocks’ lead over value stocks evaporated as capital fled to defensive, high-yielding areas of the market during sharp “risk-off” trades—most notably in December, May and August.

Defensive and higher-yielding sectors like utilities and real estate were the clear leaders for the period, although information technology was the lone traditional growth-oriented sector that remained immune from this change in leadership. Energy was the worst-performing sector, as oil prices slid and economic growth decelerated despite production concerns after an attack on Saudi Arabia’s largest production facility. Health care also underperformed, as it is notably less defensive in the small-cap universe than in large-cap. Pharmaceutical and biotechnology companies were the predominant culprits as investors shied away from lower-quality, more speculative companies.

Recessionary fears were first driven by an inversion of the yield curve, as long-term rates briefly fell below short-term rates. As noted in the shareholder letter, the Federal Reserve adopted a more dovish “flexibility” early in 2019, as it halted rate hikes for the remainder of the year. Subsequently, the central bank cut the federal-funds rate (twice) for the first time since the global financial crisis. Investors also continued to eye negotiations between the U.S. and China with caution as stalemates developed and global growth concerns weighed heavily on the market.

Smaller caps generally underperformed larger caps over the period as volatility periodically shook markets. Lower-volatility stocks were the primary winners over the reporting period, and while the Russell 2500 Value Index narrowly outperformed the Russell 2500 Growth Index, this was mostly due to outperformance in the defensive sectors rather than a sudden preference for less expensive companies. Cyclical value experienced a rare surge in early September at the expense of momentum and low-volatility stocks, but did not sustain itself. No factor besides low-volatility truly succeeded over the period.

The Fund underperformed its benchmark during the fiscal year due to weak stock selection within the health care and financials sectors. Underweights to real estate and information technology also detracted, while an underweight to energy and overweight to health care contributed.

Two of the Fund’s fundamental managers struggled with security selection during the reporting period. Snow was the largest detractor due to poor selection within the financials, industrials and materials sectors; the manager was unable to capitalize on the mild value tailwinds due to its more cyclical, rather than defensive, exposure. Rice Hall James also lagged and was challenged by poor selection within the health care and consumer discretionary sectors.

Martingale was added to the Fund early in the fiscal year and was the largest contributor to relative returns; the manager benefited from tailwinds to its low-volatility style and an underweight to the energy sector. Prior to its termination from the Fund, AQR also contributed as its low-volatility mandate was favored.

22	SEI Institutional Managed Trust / Annual Report / September 30, 2019

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Tax-Managed Small/Mid Cap Fund, Class F	-8.27%	7.36%	6.20%	10.42%	6.54%

Tax-Managed Small/Mid Cap Fund, Class Y	-8.12%	7.58%	6.42%	10.53%	6.60%

Russell 2500® Index	-4.04%	9.51%	8.57%	12.21%	8.43%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class F and Class Y, versus the Russell 2500® Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund used a single sub-advisor, Quantitative Management Associates LLC, under the general supervision of SEI Investments Management Corporation (SIMC) during the fiscal year ending September 30, 2019. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Mid-Cap Fund, Class F, returned -3.10%. The Fund’s benchmark—the Russell Midcap® Index—returned 3.19%.

IV. Performance Discussion

The U.S. mid-cap market, as measured by the Russell Midcap® Index, rose by 3.19% over the fiscal year as recessionary fears weighed on investors’ decision making. The U.S.-China trade war remained unresolved and global growth slowed, especially in Europe and China. Growth stocks’ lead over value stocks evaporated as capital fled to defensive, high-yielding areas of the market during sharp “risk-off” trades—most notably in December, May and August.

Defensive and higher-yielding sectors like utilities and real estate were the clear leaders for the period, although information technology was the lone traditional growth-oriented sector that remained immune from this change in leadership. Energy was the worst-performing sector, as oil prices slid and economic growth decelerated, despite production concerns after an attack on Saudi Arabia’s largest production facility. Health care also underperformed; pharmaceutical and biotechnology companies were the predominant culprits as investors shied away from lower-quality, more speculative companies.

Recessionary fears were first driven by an inversion of the yield curve, as long-term rates briefly fell below short-term rates. As noted in the shareholder letter, the Federal Reserve adopted a more dovish “flexibility” early in 2019, as it halted rate hikes for the remainder of the year. Subsequently, the central bank cut the federal-funds rate (twice) for the first time since the global financial crisis. Investors also continued to eye negotiations between the U.S. and China with caution as stalemates developed and global growth concerns weighed heavily on the market.

Lower-volatility stocks were the primary winner over the reporting period, and while value indexes in the U.S. generally outperformed their respective growth counterparts, this was mostly due to outperformance in the defensive sectors rather than a sudden preference for less expensive companies. Cyclical value experienced a rare surge in early September at the expense of momentum and low-volatility stocks, but did not sustain itself. No factor besides low-volatility truly succeeded over the period.

The Fund underperformed its benchmark during the fiscal year, as QMA, the Fund’s sole manager, struggled due to an underweight to the utilities sector and poor security selection within the consumer discretionary, materials and industrials sectors; the manager benefited from its underweight to the energy sector.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Mid-Cap Fund, Class F	-3.10%	8.90%	8.21%	11.97%	9.83%

Mid-Cap Fund, Class I	-3.27%	8.68%	7.97%	11.71%	9.54%

Mid-Cap Fund, Class Y	-2.85%	9.18%	8.42%	12.08%	9.87%

Russell Midcap® Index	3.19%	10.69%	9.10%	13.06%	10.84%

24	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class F, Class I and Class Y, versus the Russell Midcap® Index

¹

For the year ended 09/30/19. Past performance is not indication of future performance. Class F shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15. Class Y shares performance for the period prior to 10/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: LSV Asset Management and Wells Capital Management, Inc. (formerly known as Analytic Investors, LLC). No manager changes were made during the Fund’s fiscal period.

III. Returns

For the full year ended September 30, 2019, the U.S. Managed Volatility Fund, Class F, returned 7.89%. The Fund’s benchmark—the Russell 3000® Index—returned 2.92%.

IV. Performance Discussion

The fiscal year was characterized by a significant increase in market volatility, with a broad market selloff followed by a steep market rebound; in the rapidly changing market environment, defensive sectors were the best place to hide. The last quarter of 2018 was a difficult period for equities as the U.S. finally succumbed to a “risk-off” sentiment after the longest bull market in history, and U.S. equities, previously supported by a concentrated outperformance of large-cap names in the information technology sector, sold off dramatically. The market downturn was attributed to fears of a possible recession amid slowing earning growth, rich market valuations, tightening monetary conditions and U.S.-China trade tensions. By contrast, 2019 started with optimism for U.S. equities. As noted in the shareholder letter, fueled by an increasingly dovish Federal Reserve, U.S. equities bounced back from a poor quarter, as the central bank stepped away from tighter monetary policy to compensate for deteriorating economic momentum. U.S. equities continued their upward trend throughout the rest of the period, despite being shaken by several bouts of volatility, as investors reacted to the escalation of trade-war dynamics and an uninspiring economic outlook; the Russell 3000® Index ended the fiscal year up 2.92%.

The Fund provided downside mitigation throughout the volatile period and delivered strong risk reduction compared to its benchmark, as measured by the standard deviation of its daily returns. Given falling long-term bond yields and the higher interest-rate sensitivity of lower-volatility names, the Fund benefited and posted strong total returns, despite the negative portfolio effects of its lower exposure to outperforming large-cap defensive names. At the sector level, strategic overweights to the “safe-haven” sectors—such as utilities and consumer staples—along with underweights to economically-sensitive areas of the market—such as energy and industrials—were beneficial and contributed to Fund performance.

Both managers achieved substantial risk reduction and positive returns, both relative to the benchmark, over the reporting period, benefiting from style tailwinds in the environment of spiked market volatility. Wells Capital Management, Inc. was the better-performing manager and benefited from its greater low-volatility exposure. LSV also outperformed the benchmark due to its low-volatility style, although its smaller tilt toward defensive sectors slightly mitigated performance.

            AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

U.S. Managed Volatility Fund, Class F	7.89%	10.51%	9.60%	12.86%	9.11%

U.S. Managed Volatility Fund, Class I	7.62%	10.23%	9.35%	12.59%	8.81%

U.S. Managed Volatility Fund, Class Y	8.16%	10.78%	9.86%	12.99%	9.20%

Russell 3000® Index	2.92%	12.83%	10.44%	13.07%	9.01%

26	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class F, Class I and Class Y, versus the Russell 3000® Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: Acadian Asset Management LLC and Wells Capital Management, Inc. (formerly known as Analytic Investors, LLC). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Global Managed Volatility Fund, Class F, returned 4.75%. The Fund’s benchmark—the MSCI World Index (Net)—returned 1.83%.

IV. Performance Discussion

The fiscal year was characterized by a significant increase in market volatility, with a broad market selloff followed by a steep rebound; in the rapidly changing market environment, defensive sectors were the best place to hide. The last quarter of 2018 was a difficult period for equities as the U.S. finally succumbed to a “risk-off” sentiment after the longest bull market in history, and global equities, previously supported by a concentrated outperformance of large-cap names in the U.S. information technology sector, sold off dramatically. The market downturn was attributed to fears of a possible recession amid slowing earnings growth, rich market valuations, tightening monetary conditions and U.S.-China trade tensions. By contrast, 2019 started with optimism for global markets. As noted in the shareholder letter, fueled by an increasingly dovish Federal Reserve, equities bounced back from a poor quarter, as major central banks stepped away from tighter monetary policy to compensate for deteriorating economic momentum. Global markets continued their upward trend throughout the rest of the period, despite being shaken by several bouts of volatility, as investors reacted to the escalation of trade war dynamics and an uninspiring economic outlook; the MSCI World Index (Net) ended the fiscal year up 1.83%.

The Fund provided downside mitigation throughout the volatile period and delivered strong risk reduction compared to its benchmark, as measured by the standard deviation of its daily returns. Given falling long-term bond yields and the higher interest-rate sensitivity of lower-volatility names, the Fund benefited and posted strong total returns. However, the Fund’s value bias and more diverse portfolio holdings partially offset the style tailwinds, as investors sought comfort in large-cap defensive names. At the sector level, strategic overweights to the perceived “safe-haven” sectors—such as utilities and consumer staples—along with underweights to economically-sensitive areas of the market—such as energy and industrials—were beneficial and contributed to Fund performance.

Both managers achieved substantial risk reduction and posted positive absolute returns over the reporting period, benefiting from style tailwinds in an environment of increased market volatility. Wells Capital Management, Inc., delivered stronger performance thanks to its higher low-volatility exposure. In contrast, Acadian posted weaker returns on the back of a relatively lower allocation to low-beta names and its value bias, which was not favorable in the current market environment as investors avoided cheaper names on the back of trade war fears and broader macroeconomic concerns.

The Fund also used derivatives to hedge currency risk. For the fiscal period, hedging currency risk had a positive effect. In the environment of a strengthening U.S. dollar against major currencies, hedging back the exposure to non-U.S. countries was favorable.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Global Managed Volatility Fund, Class F	4.75%	7.98%	8.55%	9.54%	5.56%

Global Managed Volatility Fund, Class I	4.45%	7.68%	8.26%	9.27%	5.27%

Global Managed Volatility Fund, Class Y	4.95%	8.21%	8.81%	9.67%	5.66%

MSCI World Index (Net)	1.83%	10.21%	7.18%	9.00%	5.99%

28	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class F, Class I and Class Y, versus the MSCI World Index (Net)

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches, to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: LSV Asset Management, Parametric Portfolio Associates LLC and Wells Capital Management, Inc. (formerly known as Analytic Investors, LLC). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Tax-Managed Managed Volatility Fund, Class F, returned 7.16%. The Fund’s benchmark—the Russell 3000® Index—returned 2.92%.

IV. Performance Discussion

The fiscal year was characterized by a significant increase in market volatility, with a broad market selloff followed by a steep market rebound; in the rapidly changing market environment, defensive sectors were the best place to hide. The last quarter of 2018 was a difficult period for equities as the U.S. finally succumbed to a “risk-off” sentiment after the longest bull market in history, and U.S. equities, previously supported by a concentrated outperformance of large-cap names in the information technology sector, sold off dramatically. The market downturn was attributed to fears of a possible recession amid slowing earning growth, rich market valuations, tightening monetary conditions and U.S.-China trade tensions. By contrast, 2019 started with optimism for U.S. equities. As noted in the shareholder letter, fueled by an increasingly dovish Federal Reserve, U.S. equities bounced back from a poor quarter, as the central bank stepped away from tighter monetary policy to compensate for deteriorating economic momentum. U.S. equities continued their upward trend throughout the rest of the period, despite being shaken by several bouts of volatility, as investors reacted to the escalation of trade-war dynamics and an uninspiring economic outlook. The Fund’s benchmark, the Russell 3000 Index, which tracks the performance of the broad U.S. equity market, ended the fiscal year up 2.92%.

The Fund provided downside mitigation throughout the volatile period and delivered strong risk reduction compared to its benchmark, as measured by the standard deviation of its daily returns. Given falling long-term bond yields and the higher interest-rate sensitivity of lower-volatility names, the Fund benefited and posted strong total returns, despite the negative portfolio effects of its lower exposure to outperforming large-cap defensive names. At the sector level, strategic overweights to the “safe-haven” sectors—such as utilities and consumer staples—along with underweights to economically-sensitive areas of the market—such as energy and industrials—were beneficial and contributed to Fund performance.

Both managers achieved substantial risk reduction and posted positive relative returns over the reporting period, benefiting from style tailwinds in the environment of spiked market volatility. Wells Capital Management, Inc., was the better-performing manager and benefited from its higher low-volatility exposure and strong security selection. LSV also outperformed the benchmark due to its low-volatility style, although its value bias and smaller tilt toward defensive sectors slightly mitigated performance.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Tax-Managed Managed Volatility Fund, Class F	7.16%	10.72%	10.04%	12.89%	9.13%

Tax-Managed Managed Volatility Fund, Class Y	7.42%	11.02%	10.29%	13.01%	9.23%

Russell 3000® Index	2.92%	12.83%	10.44%	13.07%	8.46%

30	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class F and Class Y, versus the Russell 3000® Index

¹

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Tax-Managed International Managed Volatility Fund

I. Objective

The Tax-Managed International Managed Volatility Fund (the “Fund”) seeks tax-sensitive long-term capital appreciation with less volatility than the broad international equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: Acadian Asset Management LLC, LSV Asset Management, Parametric Portfolio Associates LLC and Wells Capital Management, Incorporated (formerly known as Analytic Investors, LLC). No manager changes were made during the Fund’s fiscal period.

III. Returns

For the full year ended September 30, 2019, the Tax-Managed International Managed Volatility Fund, Class F, returned -2.76%. The Fund’s benchmark—the MSCI EAFE Index —returned -1.34%.

IV. Performance Discussion

The year was characterized by a significant increase in market volatility, with a broad market selloff followed by a steep market rebound; in the rapidly changing market environment, defensive sectors were the best place to hide. European, Australasian and Far East (EAFE) stocks plunged toward the end of 2018, as recession and U.S.-China trade war fears overwhelmed the markets; rich valuations, tightening monetary conditions and political instability combined to form a challenging environment in the region. By contrast, 2019 started with optimism for global markets. As noted in the shareholder letter, fueled by an increasingly dovish Federal Reserve, equities bounced back from a poor quarter, as major central banks stepped away from tighter monetary policy to compensate for deteriorating economic momentum. Global markets continued their upward trend throughout the rest of the period, despite being shaken by several bouts of volatility, as investors reacted to trade war dynamics, Brexit uncertainty and rising concerns over global growth; the MSCI EAFE Index ended the fiscal year down 1.34%.

The Fund provided downside mitigation throughout the volatile period and delivered strong risk reduction compared to its benchmark (as measured by the standard deviation of its daily returns) but posted negative performance in absolute terms.

Although falling long-term bond yields provided a tailwind to the Fund’s lower-volatility names, the positive effect was offset by the Fund’s value bias and more diverse portfolio, as investors sought comfort in large-cap defensive names. At the sector level, a strategic overweight to the “safe-haven” sectors—such as utilities and consumer staples—along with underweights to economically-sensitive areas of the market—such as energy and industrials—were beneficial and contributed to Fund performance.

LSV struggled most due to its value tilt, which was particularly unfavorable in Europe and Japan, where trade tensions and economic risks played on the minds of investors and forced them to stay away from cheaper names. The manager’s performance was further weighed down by higher portfolio diversification levels (relatively lower exposure to mega-cap names) and some stock-specific disappointments. Wells Capital outperformed and benefited from holding deep low-volatility exposure.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized Inception to Date

Tax-Managed International Managed Volatility Fund, Class F	-2.76%	4.38%

Tax-Managed International Managed Volatility Fund, Class Y	-2.47%	4.64%

MSCI EAFE Index	-1.34%	7.43%

32	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed International Managed Volatility Fund, Class F and Class Y, versus the MSCI EAFE Index.

¹

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares and Class Y shares were offered beginning 10/17/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

During the one-year period ending September 30, 2019, the Fund used a single sub-advisor, CenterSquare Investment Management LLC, under the general supervision of SEI Investments Management Corporation (SIMC). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Real Estate Fund, Class F, returned 17.35%. The Fund’s benchmark—Wilshire US Real Estate Securities Index—returned 18.27%.

IV. Performance Discussion

The U.S. small-cap market, as measured by the Russell 2000® Index, declined by 8.89% over the fiscal year, while the Wilshire US Real Estate Securities Index rose 18.27%. The real-estate sector’s impressive relative performance came on the back of recessionary fears that began to creep into investors’ preferences. The U.S.-China trade war remained unresolved and global growth slowed, especially in Europe and China. Growth stocks’ lead over value stocks evaporated as capital fled to defensive, high-yielding areas of the market during sharp “risk-off” trades—most notably in December, May and August.

Defensive and higher-yielding sectors like utilities and real estate were the clear leaders for the period, although information technology was the lone traditional growth-oriented sector that remained immune from this change in leadership. Energy was the worst-performing sector, as oil prices slid and economic growth decelerated despite production concerns after an attack on Saudi Arabia’s largest production facility. Health care also underperformed, as it is notably less defensive in the small-cap universe than in large-cap. Pharmaceutical and biotechnology companies were the predominant culprits as investors shied away from lower-quality, more speculative companies.

Recessionary fears were first driven by an inversion of the yield curve, as long-term rates briefly fell below short-term rates. As noted in the shareholder letter, the Federal Reserve adopted a more dovish “flexibility” early in 2019, as it halted rate hikes for the remainder of the year. Subsequently, the central bank cut the federal-funds rate (twice) for the first time since the global financial crisis. Investors also continued to eye negotiations between the U.S. and China with caution as stalemates developed and global growth concerns weighed heavily on the market. As the outlook for short-term interest rates has changed, high-yield sectors of the market like real estate may continue to outperform as investors reach for yield.

Smaller-caps generally underperformed larger-caps over the period as volatility periodically shook markets. Lower-volatility stocks were the primary winner over the reporting period, and while the Russell 2000® Value Index outperformed the Russell 2000® Growth Index, this was mostly due to outperformance in the defensive sectors rather than a sudden preference for less expensive companies. Cyclical value experienced a rare surge in early September at the expense of momentum and low-volatility stocks, but did not sustain itself. No factor besides low-volatility truly succeeded over the period, much to the benefit of the real-estate sector.

The Fund underperformed its benchmark during the fiscal year, as CenterSquare Investment Management, the Fund’s sole manager, struggled due to poor security selection.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date

Real Estate Fund, Class F	17.35%	7.02%	9.85%	12.24%	9.21%

Real Estate Fund, Class I	17.06%	6.76%	9.60%	11.99%	8.96%

Real Estate Fund, Class Y	17.65%	7.27%	10.10%	12.37%	9.29%

Wilshire US Real Estate Securities Index	18.27%	7.47%	10.48%	13.18%	9.98%

34	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class F, Class I and Class Y, versus the Wilshire US Real Estate Securities Index

¹

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: Jennison Associates LLC, MetLife Investment Management, LLC, Metropolitan West Asset Management LLC, Wells Capital Management, Inc., Western Asset Management Company and Western Asset Management Company Limited.

III. Returns

For the full year ended September 30, 2019, the Core Fixed Income Fund, Class F, returned 10.45%, while the Fund’s benchmark—the Bloomberg Barclays US Aggregate Bond Index—returned 10.30%.

IV. Performance Discussion

U.S. Treasury yields peaked in early November 2018 before declining over the remainder of the fiscal year. As noted in the shareholder letter, the Federal Reserve raised rates 25 basis points in December 2018 before making a dovish pivot and cutting rates two times in 25 basis point increments in July and September 2019. Long-term yields declined in a larger magnitude than short-term yields, and the yield curve inverted at the front end. Global growth concerns due to U.S.-China trade tensions, Brexit and other geopolitical events, along with muted inflation, helped drive yields lower. The year ended near a record amount of global government bonds trading at negative yields, which created demand for U.S. fixed-income assets due to their higher quality and yields.

The Fund’s slightly longer duration and an overweight to 30-year U.S. Treasurys (whose yield established a new record low around 1.90% in August 2019) benefited performance as yields declined. While Treasury yields fell, spread sectors outperformed, except for agency mortgage-backed securities (MBS). A small overweight to investment-grade credit, expressed primarily through an overweight to the financials sector (which were the best performing corporate sub-sector), added to returns.

The Fund maintained an allocation to non-agency MBS, which benefited from the continued recovery of the housing market, albeit at a slower rate due to mortgage principal pay downs and a shrinking supply of these securities. The Fund’s overweight to commercial MBS (CMBS) was positive, as the demand for, and fundamentals of, commercial properties improved in line with U.S. economic growth. Lastly, the Fund’s overweight to asset-backed securities (ABS) contributed to performance; as referenced in the shareholder letter, the historically strong labor market and improving wage growth boosted the debt profile of the U.S. consumer and enabled these securities to outperform. Increased volatility in the interest-rate markets caused agency MBS spreads to widen and underperform comparable Treasury bonds, and the Fund’s overweight subtracted. Small allocations to high-yield and emerging-market debts subtracted as these allocations produced positive returns, but lagged the returns of the investment-grade market.

Western Asset Management Company was the best performing manager due to its overweight to investment-grade credit and yield-curve positioning, particularly its overweight to the 30-year segment of the curve. Metropolitan West Asset Management LLC also outperformed as a result of overweights to ABS and CMBS, along with an overweight to the financials sector, while more conservative corporate positioning mitigated returns. MetLife Investment Management, LLC, outperformed due to its overweight to investment-grade credit and security selection within the securitized sector. Wells Capital Management, Inc., also outperformed due to its security selection within asset-backed securities (ABS), which was modestly offset by an overweight to underperforming mortgage-backed securities (MBS). Jennison Associates, LLC, underperformed due to its more defensive positioning within investment-grade credit and a yield-curve steepener position at the front end of the curve.

Treasury futures and interest-rate swaps were utilized to help manage the Fund’s duration and yield-curve exposure. To a limited extent, the Fund used currency-forward contracts to manage currency exposure, which was a modest detractor.

36	SEI Institutional Managed Trust / Annual Report / September 30, 2019

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Core Fixed Income Fund, Class F	10.45%	3.19%	3.51%	4.92%	6.11%

Core Fixed Income Fund, Class I	10.11%	2.96%	3.28%	4.70%	5.73%

Core Fixed Income Fund, Class Y	10.71%	3.47%	3.74%	5.04%	6.15%

Bloomberg Barclays US Aggregate Bond Index	10.30%	2.92%	3.38%	3.75%	6.27%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F, Class I and Class Y, versus the Bloomberg Barclays US Aggregate Bond Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 06/30/15. Class Y shares performance for the period prior to 06/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2019: Ares Management LLC, Benefit Street Partners, LLC, Brigade Capital Management, LP, J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full-year ended September 30, 2019, the High-Yield Bond Fund, Class F, returned 4.24%. The Fund’s benchmark—the ICE BofAML US High Yield Constrained Index—returned 6.30%.

IV. Performance Discussion

The high-yield market, as measured by the ICE BofAML US High Yield Constrained Index, fell nearly 5% in the first quarter of the fiscal year as economic data trended weaker, igniting a shift in the anticipated direction of the Federal Reserve’s (Fed) monetary policy. This environment drove a selloff for risky assets, including high-yield bonds. However, the high-yield market rebounded firmly in January, nearly offsetting the previous quarter’s decline, and trended higher over the remainder of the reporting period, gaining approximately 11% over the final nine months. The energy sector—the largest sector of the high-yield market—has been the focus in recent years but was the worst-performing sector, falling nearly 7.5% for the period, the only primary sector to generate a negative return. The effective yield on the ICE BofAML US High Yield Constrained Index began the period at 6.29%, hit a high of 8.11% on December 26, reached a low of 5.70% on September 19, and finished the period at 5.87%. The market spread began the period at 328 basis points, touching a low of 316 basis points on October 3, reaching its period high of 544 basis points on January 3, and finishing the period at 402 basis points. BB rated bonds were the top performer, returning 9.60%, followed by B rated bonds, which gained 5.60%, and CCC rated bonds, which fell 5.01%.

The Fund’s allocation to structured credit, primarily collateralized loan obligations (CLOs), detracted during the reporting period. As noted in the shareholder letter, risk assets sold off broadly toward the end of 2018; CLOs were particularly hurt due to a heavy new-issue supply calendar and reversal in Fed monetary policy. Early in 2018, market participants had expected the Fed to raise interest rates throughout 2019 and 2020; however, weak economic data caused the central bank to reverse course in late 2018. Floating-rate assets such as loans and CLOs suffered—as evidenced by record outflows from loan mutual funds. Security selection within retail, notably specialty retail, as well as an underweight to and selection within the services sector, were also headwinds to Fund performance. Security selection within the consumer goods, technology and real estate sectors all contributed.

SIMC was the worst-performing manager in the Fund, as its off-benchmark allocation to the CLO market underperformed the high-yield bond market over the period. Brigade also detracted, as its overweight to and selection within the energy sector, as well as selection within basic industry, were both challenged; the manager’s overweight to and selection within technology, as well as selection within the financial services sector, contributed. Benefit Street Partners also had negative relative performance due to its overweight to and selection within energy, as well as selection within the basic industry sector; security selection within retail and financial services both contributed.

Ares, T. Rowe Price and J.P. Morgan outperformed; each benefited from an underweight to the energy sector. Ares was the top-performing manager, as its overweights to and selection within both the consumer goods and health care sectors also contributed, while underweights to retail, banking and financial services detracted. An overweight to the media sector and selection within real estate supported T. Rowe Price’s outperformance, while the manager’s selection within health care, communication services and basic industry all lagged. J.P. Morgan also had positive relative performance due to selection within the services and media sectors, while its selection within the retail, health care and banking sectors detracted.

The Fund used derivatives throughout the fiscal year ending September 30, 2019, to help manage duration, yield-curve positioning and spread duration more efficiently. High-yield credit-default swap index, futures and total-return swaps were used for this purpose, and they had a negligible impact on overall Fund performance.

38	SEI Institutional Managed Trust / Annual Report / September 30, 2019

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

High Yield Bond Fund, Class F	4.24%	5.92%	4.90%	7.98%	7.08%

High Yield Bond Fund, Class I	3.79%	5.64%	4.49%	7.32%	6.75%

High Yield Bond Fund, Class Y	4.35%[2]	6.13%	5.11%	8.08%	7.12%

ICE BofAML US High Yield Constrained Index	6.30%	6.07%	5.36%	7.83%	7.58%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class F, Class I and Class Y, versus the ICE BofAML US High Yield Constrained Index

¹

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/ or reimbursements, performance would have been lower.

[2]	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Conservative Income Fund

I. Objective

The Conservative Income Fund (the Fund) seeks principal preservation and a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The sole sub-advisor as of September 30, 2019, was BlackRock Advisors, LLC. There were no sub-advisor changes during the period.

III. Returns

For the full year ended September 30, 2019, the Conservative Income Fund, Class F, returned 2.32%. The Fund’s benchmark—the ICE BofAML US 3-Month Treasury Bill Index—returned 2.39%.

IV. Performance Discussion

As noted in the shareholder letter, front-end Treasury yields moved lower during the fiscal year as the Federal Reserve (Fed) cut its benchmark rate twice during the third quarter of 2019. The Fed classified the rate cuts as mid-cycle adjustments. The 3-month London interbank offered rate (Libor) fell from 2.40% to 2.10%, while 3-month Treasury bill yields decreased from 2.20% to 1.81%.

BlackRock was the Fund’s sole manager and benefited during the reporting period from commercial paper and certificates of deposit issued by Australian, Canadian, European and Japanese banks. BlackRock’s position in floating-rate securities detracted as the decline in Libor led to lower reinvestment rates and a drag on the income generation of the Fund.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	3 Year Return	Annualized Inception to Date

Conservative Income Fund, Class F	2.32%	1.58%	1.43%

Conservative Income Fund, Class Y	2.42%	1.69%	1.53%

ICE BofAML US 3-Month Treasury Bill Index	2.39%	1.54%	1.39%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Income Fund, Class F and Class Y, versus the ICE BofAML US 3-Month Treasury Bill Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

40	SEI Institutional Managed Trust / Annual Report / September 30, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Tax-Free Conservative Income Fund

I. Objective

The Tax-Free Conservative Income Fund (the Fund) seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The sole sub-advisor as of September 30, 2019 was BlackRock Advisors, LLC. There were no sub-advisor changes during the period.

III. Returns

For the full year ended September 30, 2019, the Tax-Free Conservative Income Fund, Class F, returned 1.37%. The Fund’s benchmark—the ICE BofAML US 3-Month Treasury Bill Index—returned 2.39%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) cut its benchmark federal-funds rate twice during the reporting period, and yields decreased across the curve. This impacted yields across the municipal curve, and the 1-year AAA general obligation bond yield fell from 1.92% to 1.27%. Given U.S. tax reform, the demand for municipal bonds remained strong.

BlackRock was the Fund’s sole manager and benefited from extending duration as rates generally fell throughout the fiscal year. BlackRock’s position in variable-rate demand note securities detracted as the decline in yields led to lower reinvestment rates and a drag on the income generation of the Fund.

            AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	3 Year Return	Annualized Inception to Date

Tax-Free Conservative Income Fund, Class F	1.37%	0.96%	0.87%

Tax-Free Conservative Income Fund, Class Y	1.47%	1.05%	0.97%

ICE BofAML US 3-Month Treasury Bill Index	2.39%	1.54%	1.39%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Free Conservative Income Fund Fund, Class F and Class Y, versus the ICE BofAML US 3-Month Treasury Bill Index

¹

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

During the one-year period ending September 30, 2019, the Fund was managed by the SEI Fixed Income Portfolio Management Team of SEI Investments Management Corporation (SIMC).

III. Returns

For the full year ended September 30, 2019, the Real Return Fund, Class F, returned 3.14%. The Fund’s benchmark—Bloomberg Barclays 1-5 Year US TIPS Index—returned 3.68%.

IV. Performance Discussion

As noted in the shareholder letter, sluggish global growth, benign inflation and renewed central bank accommodative policy drove real yields lower during the fiscal year, generating strong absolute returns for the Treasury inflation-protected securities (TIPS) market. On a relative basis, TIPS underperformed nominal Treasurys as inflation expectations dissipated; breakeven inflation tightened across the curve, with the five-year inflation breakeven spread narrowing approximately 69 basis points during the reporting period. U.S. realized-inflation rates showed a 1.7% increase in the reference index and delivered positive inflation accretion. The Federal Reserve reversed course over the period, with policy rates closing at 2.0% after topping out at 2.5%.

            AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date

Real Return Fund, Class F	3.14%	1.12%	0.82%	1.43%	1.58%

Real Return Fund, Class Y	3.31%	1.22%	0.94%	1.48%	1.64%

Bloomberg Barclays 1-5 Year U.S. TIPS Index	3.68%	1.60%	1.28%	1.83%	2.01%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class F and Class Y, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

1

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

42	SEI Institutional Managed Trust / Annual Report / September 30, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

During the one-year period ending September 30, 2019, the Fund used a single sub-advisor, SSGA Funds Management, Inc. (SSGA), under the general supervision of SEI Investments Management Corporation (SIMC). No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Dynamic Asset Allocation Fund, Class F, returned 2.14%. The Fund’s benchmark—the S&P 500 Index (Gross)—returned 4.25%.

IV. Performance Discussion

The largest driver of absolute returns in the Fund during the fiscal year was its underlying passive exposure to the S&P 500 Index (Gross), which was positive. However, negative performance from the Fund’s tactical trades caused the Fund to underperform the S&P 500 Index (Gross).

The U.S. equity market began the fiscal year with weak performance in the fourth quarter of 2018. As noted in the shareholder letter, the market experienced a meaningful rebound in the first half of 2019, as the U.S. Federal Reserve (Fed) changed course from tight to loose policy. Market performance was more muted at the end of the reporting period as risk assets priced in future Federal funds rate cuts.

Within the S&P 500 Index (Gross), the utilities sector had the best performance during the fiscal year, followed by real estate and communication services. Energy was the worst-performing sector, followed by health care and financials.

The largest detractors from relative performance were a long emerging-market equities against short developed-market equities allocation and the Fund’s broad commodity index exposure. The long emerging-market equity against short developed-market equity trade was in place from December 2018 until August 2019 and was closed due to several factors, including trade concerns, slowing global growth and U.S. dollar strength. The long commodity index position was in place from May 2018 to August 2019 and was eliminated after commodities continued to face headwinds amid concerns over global trade tensions and slowing global growth.

A position designed to benefit from a steepening between the 2- and 10-year portions of the U.S. yield curve modestly detracted from performance. A long-Japanese-yen, short-euro-currency position initiated in June 2018 has contributed to performance since initiation.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options, total-return swaps and cap spreads. The use of derivatives had a material impact on performance since all tactical trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	3 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class F	2.14%	10.77%	8.19%
Dynamic Asset Allocation Fund, Class Y	2.43%	11.05%	8.45%
S&P 500 Index (Gross)	4.25%	13.39%	10.95%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class F and Class Y, versus the S&P 500 Index (Gross)

1

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisors. During the fiscal year ending September 30, 2019, the Fund allocated its assets among unaffiliated funds and one affiliated fund.

The Fund utilized the following sub-advisors as of September 30, 2019: Brigade Capital Management, LLC, EMSO Asset Management Limited, Kettle Hill Capital Management, LLC, Mountaineer Partners Management, LLC, and Ramius Advisors, LLC. There was one manager change during the period as Caerus Investors, LLC, was terminated towards the end of June.

III. Returns

For the full year ended September 30, 2019, the Multi-Strategy Alternative Fund, Class F, returned -0.18%. The Fund’s benchmark— the ICE BofAML U.S. 3-Month Treasury Bill Index—returned 2.39%.

Although the Fund’s performance is benchmarked against the return of the ICE BofAML U.S. 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury Bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The Fund underperformed its benchmark for the fiscal year ended September 30, 2019.

Marked by large declines in risk assets in the last quarter of 2018 and followed by a rally through most of 2019, global markets experienced significant volatility during the fiscal year. As noted in the shareholder letter, the sharp declines toward the end of 2018 were precipitated by fears of slowing global economic growth, investor anxiety over trade developments and concerns that rising interest rates would further strangle economic growth. Global equities, high-yield bonds and commodities experienced sharp declines in late 2018. Market performance in the first quarter of 2019 was one of the best in recent memory, as investor sentiment improved after the Federal Reserve signaled a change toward looser monetary policy.

Meanwhile, evidence mounted that international growth, particularly in Europe and China, was flagging. Market fears resurfaced in May when trade negotiations between the US and China broke down. Government bond yields, which had been falling for most of 2019, plunged in the summer, and in August, a record amount of global government bonds traded at negative yields. Nevertheless, through the end of the reporting period, U.S. and most international equity markets were sitting on healthy gains for the year, essentially recovering the losses from the fourth quarter of 2018.

The equity hedge allocation detracted over the period. The sleeve sub-advised by Caerus was the greatest detractor, as it experienced a large loss early in the fiscal year and only modestly recovered in early 2019. In June, we terminated the Caerus sub-advisory relationship after significant departures in the firm’s portfolio management team. Kettle Hill’s long/short strategy was challenged by stylistic headwinds during the first quarter of the reporting period; while the manager rebounded over the remainder of the fiscal year, it was unable to fully offset its early losses. At the end of September, the SEI Long/ Short Alternative Fund, which was also part of the equity hedge allocation, closed; the resultant proceeds were reallocated within the Fund.

The event-driven allocation, which consists of three merger arbitrage funds, was the largest contributor during the fiscal year, particularly the sleeve managed by Ramius. The manager generated positive returns during the very difficult market conditions at the end of 2018 and was positive in each quarter of the reporting period.

The relative-value allocation, which is composed of three credit strategies funds, experienced moderate losses early in the fiscal year but more than recovered and posted solid gains over the full 12 months.

44	SEI Institutional Managed Trust / Annual Report / September 30, 2019

After experiencing several years of challenging performance, the global macro allocation, which is composed of two managed futures funds, finished positive; it was able to capture trends in the fixed-income markets for much of the year as yields declined.

Derivatives used in the Fund consisted primarily of currency futures and forwards, interest-rate swaps, credit default swaps and equity and equity-index options. The Fund’s managers primarily used derivatives in the Fund for hedging and risk management. Derivatives were most commonly used to hedge currency and interest-rates risk when sub-advisors, particularly EMSO, held bonds issued by non-U.S. governments or corporations which may have been denominated in local currency. Equity puts and calls were commonly used by sub-advisors, particularly Ramius, Kettle Hill and Mountaineer, in an effort to enhance returns or limit losses in common stock positions.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Strategy Alternative Fund, Class F	-0.18%	2.17%	1.36%	1.28%
Multi-Strategy Alternative Fund, Class Y	-0.01%	2.40%	1.57%	1.38%
ICE BofAML 3-Month U.S. Treasury Bill Index	2.39%	1.54%	0.98%	0.56%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class F and Class Y, versus the ICE BofAML 3-Month U.S. Treasury Bill Index

1	For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. Class Y shares performance for the period prior to 4/30/15 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the ICE BofAML 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bill. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: AQR Capital Management, LLC and PanAgora Asset Management Inc. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Multi-Asset Accumulation Fund, Class F, returned 11.94%. The Fund’s blended benchmark—MSCI World Index (Net) (Hedged) (USD) Index (60%) and Bloomberg Barclays Global Aggregate Index, (Hedged) (USD) (40%)—returned 6.91%.

IV. Performance Discussion

Major asset-class performance was mixed during the Fund’s fiscal year. Developed-market equities were slightly positive, while emerging-market equities were negative over the reporting period. Developed-market sovereign bonds exhibited strong performance as global interest rates declined meaningfully. While equity returns were muted over the measurement period, credit held up well, with both high-yield bonds and investment-grade credit providing positive returns. As noted in the shareholder letter, commodities were negative over the past year as concerns over slowing global growth and a trade war between the U.S. and China have weighed on the asset class. The main detractor in commodities was the energy sector, as both oil and natural gas fell during the fiscal year.

The Fund’s exposure to developed-market sovereign bonds was the biggest contributor to both absolute and benchmark-relative performance. The Fund’s exposure to developed-market equities contributed to absolute performance as developed-market equities performed well during the period. The Fund’s exposure to emerging-market equities, however, detracted as emerging markets weakened during the reporting period. The Fund’s exposure to global inflation-linked bonds contributed to both absolute and relative performance as their interest-rate sensitivity was beneficial during a period of declining rates. The Fund’s exposure to commodities detracted from absolute and relative performance as commodities were negative over the measurement period.

Both managers experienced positive performance in the period and outperformed the Fund’s blended benchmark. AQR Capital Management’s and PanAgora Asset Management’s exposures to developed-market sovereign bonds contributed to Fund performance. Also, their exposures to developed-market equities contributed, while exposures to emerging-market equities detracted. Both managers’ exposures to global inflation-linked bonds benefited Fund performance, while exposure to commodities provided a headwind for both managers.

The Fund used equity index futures, bond index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards to provide cost-effective exposures to the desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) produced positive performance, as interest rates declined globally (on average) over the period. Globally, developed-market equity futures (used for market exposure) contributed modestly to performance. While developed-market equity futures had a positive impact on total returns, a lower notional exposure to equities detracted from relative performance. Emerging-market equity futures detracted during the period. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. This exposure detracted from total returns over the period. Forward-currency contracts on emerging-market currencies (used for market exposure) contributed to both total and benchmark-relative returns. Forward currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. These exposures contributed to performance over the Fund’s fiscal year.

46	SEI Institutional Managed Trust / Annual Report / September 30, 2019

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class F	11.94%	6.33%	5.15%	5.54%
Multi-Asset Accumulation Fund, Class Y	12.16%	6.54%	5.37%	5.69%
MSCI World Index (Net) (Hedged) (USD)	3.87%	11.65%	8.85%	11.28%
Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	10.65%	3.65%	4.12%	4.00%
60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Barclays Global Aggregate Index, (Hedged) (USD)	6.91%	8.56%	7.11%	8.47%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class F and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Barclays Global Aggregate Index, (Hedged) (USD), the MSCI World Index (Net) (Hedged) (USD), and the Bloomberg Barclays Global Aggregate Index (Hedged) (USD)

1

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund used the following sub-advisors as of September 30, 2019: Goldman Sachs Asset Management, L.P., SSGA Funds Management, Inc., Western Asset Management Company and Western Asset Management Company Limited.

During the period, Guggenheim Partners Investment Management, LLC, was removed from the Fund.

III. Returns

For the full year ended September 30, 2019, the Multi-Asset Income Fund, Class F, returned 8.29%. The Fund’s blended benchmark—Bloomberg Barclays US Aggregate Bond Index (45%), the ICE BofAML U.S. High Yield Constrained Index (40%) and the S&P 500 Index (Gross) (15%)—returned 8.00%.

IV. Performance Discussion

Credit markets were positive during the fiscal year; credit spreads tightened as both U.S. investment-grade credit and below-investment-grade credit were positive. Against a backdrop of declining interest rates, investment-grade credit outperformed below-investment-grade credit due to the greater inflation sensitivity of investment-grade credit, while bank loans trailed fixed-rate credit as the appeal of floating-rate assets declined. As noted in the shareholder letter, securitized assets—such as asset-backed securities (ABS), non-agency mortgage-backed securities (MBS) and commercial mortgage-backed securities—performed relatively well, benefiting from favorable supply-and-demand dynamics and continued improvement in collateral. Emerging-market debt performed well, especially compared to the performance of the prior year when several idiosyncratic events negatively impacted certain countries. Also, the interest-rate sensitivity of emerging-market debt benefited from declining interest rates. Although the Fund’s allocation to high-yield bonds contributed to absolute returns, its underweight also contributed on a relative basis as overweights to other sectors provided higher returns. The Fund’s off-benchmark exposure to emerging-market debt benefited relative performance, while its exposure to securitized assets (ABS, MBS and collateralized loan obligations) also contributed during the fiscal year.

Goldman Sachs contributed to outperformance as both issue selection and tactical positioning benefited the strategy. Western Asset Management Company’s multi-asset credit mandate also contributed to relative returns in the period. While the covered-call strategy managed by SSGA produced performance within expectations, the strategy lagged the S&P 500 Index (Gross).

The Fund used total-return swaps on bond futures, interest-rate swaps and futures and options on exchange-traded funds, equity indexes, credit default swaps and currency forwards. Derivatives were employed for various reasons, including fixed-income relative value, to generate option income and hedge interest-rate risk. Derivatives had a meaningful impact on Fund performance. Interest-rate futures were used to manage duration and contributed as rates declined during the period. Interest rate swaps had a modestly negative impact on performance as they were short exposure. Options used as part of the covered-call strategy contributed. Exposure to investment-grade credit and high yield bonds through credit default swaps contributed. Currency forwards had a slightly positive impact on performance.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	1 Year Return	3 Year Return	5 Year Return	Inception to Date
Multi-Asset Income Fund, Class F	8.29%	5.54%	5.46%	6.31%
Multi-Asset Income Fund, Class Y	8.39%	5.65%	5.56%	6.37%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	2.92%	3.38%	2.96%
ICE BofAML U.S. High Yield Constrained Index	6.30%	6.07%	5.37%	6.41%
S&P 500 Index (Gross)	4.25%	13.39%	10.84%	13.15%
45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, ICE BofAML U.S. High Yield Constrained Index and S&P 500 Index (Gross)	8.00%	5.81%	5.38%	5.92%

48	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class F and Class Y, versus the 45/40/15 Hybrid consisting of the Bloomberg Barclays U.S. Aggregate Bond Index, ICE BofAML U.S. High Yield Constrained Index, and S&P 500 Index (Gross)

¹

For the year ended 9/30/2019. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: AllianceBernstein L.P., Columbia Management Investments (Columbia), Credit Suisse Asset Management, LLC (Credit Suisse), and QS Investors, LLC.

Columbia manages a wholly-owned subsidiary of the Fund. Columbia has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse also manages a wholly-owned subsidiary of the Fund.

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Multi-Asset Inflation Managed Fund, Class F, returned -0.62%. The Fund’s blended benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Bloomberg Commodity Total Return Index (20%) and the S&P 500 Index (Gross) (10%)—returned 1.80%.

IV. Performance Discussion

The real-assets market experienced mixed performance over the fiscal year. As noted in the shareholder letter, Treasury inflation-protected securities (TIPS) and U.S. equities were positive during the period while commodities were negative. Within commodities, performance was mixed, with energy and agricultural commodities dragging down the overall market. Concerns over trade and slowing global growth largely drove the weak performance in commodities. TIPS were positive over the period, supported largely by their interest-rate sensitivity during a period of declining rates.

Manager performance was mixed. Unfavorable security selection within the commodities sector detracted from relative performance for Columbia Management Investments during the fiscal year. QS Investors’ inflation-sensitive equity long/short strategy experienced flat performance in the period as strong performance in the consumer staples sector and real-estate investment trusts was largely offset by weak performance in energy and health care. Outperformance for AllianceBernstein was largely due to an overweight to credit-spread sectors, while the manager’s U.S. TIPS allocation also contributed.

The Fund used commodity futures, commodity total return swaps, bond-index futures, equity-index futures and interest-rate swaps during the period. The use of derivatives had a meaningful impact on Fund performance. Short positions in U.S. Treasury futures and interest-rate swaps were used to hedge duration risk for a portion of the Fund’s corporate-bond exposure. This hedge detracted from total returns as interest rates declined. A short position in global equity total-return swaps was used to hedge equity-market risk for a portion of the Fund’s long-equity positions. This hedge had minimal impact on total returns, as global equity-market returns were flat. Within the Fund, a controlled foreign corporation has been established to provide additional exposure to commodities, including commodity futures. The commodity futures exposure, used to provide a strategic exposure to a diversified mix of underlying commodities, experienced negative performance in the period. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and had a slightly positive effect on performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Asset Inflation Managed Fund, Class F	-0.62%	-0.56%	-1.52%	-1.72%

Multi-Asset Inflation Managed Fund, Class Y	-0.35%	-0.33%	-1.30%	-1.57%

Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index	3.68%	1.60%	1.28%	0.81%

Bloomberg Commodity Total Return Index	-6.57%	-1.50%	-7.18%	-7.02%

S&P 500 Index (Gross)	4.25%	13.39%	10.84%	13.15%

70/20/10 Hybrid consisting of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index, Bloomberg Commodity Total Return Index and S&P 500 Index (Gross)	1.80%	2.12%	0.66%	0.33%

50	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class F and Class Y, versus a 70/20/10 Hybrid consisting of the Bloomberg Barclays 1-5 Year U.S. TIPS Total Return Index, Bloomberg Commodity Total Return Index and the S&P 500 Index (Gross).

1

For the year ended 9/30/19. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	51

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2019 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2019: AllianceBernstein L.P. and Janus Capital Management LLC. No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2019, the Multi-Asset Capital Stability Fund, Class F, returned 3.94%. The Fund’s blended benchmark—the Bloomberg Barclays 1-3 Year US Government/Credit Index (95%) and S&P 500 Index (Gross) (5%)—returned 4.70%.

IV. Performance Discussion

Major asset-class performance was mixed during the Fund’s fiscal year. As noted in the shareholder letter, developed-market equities were slightly positive, while emerging-market equities were negative over the reporting period. Developed-market sovereign bonds exhibited strong performance as global interest rates declined meaningfully. While equity returns were muted over the measurement period, credit held up well, with both high-yield bonds and investment-grade credit providing positive returns.

The Fund had positive absolute performance but underperformed its blended benchmark; both managers, AllianceBernstein and Janus Capital Management, struggled due to greater-than- benchmark exposure to equities and credit, which notably lagged in the fourth quarter of 2018. The Fund’s quantitative risk models benefited from sustained trends across different markets, although not enough to offset the Fund’s underperformance early in the reporting period.

The Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options, interest-rate swaptions and currency forwards. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes and had a meaningful impact on Fund performance in the period. The use of stock index futures, primarily developed-

market equities used for market exposure, resulted in positive performance during the Fund’s fiscal year. Interest-rate futures and swaps also contributed to performance over the period as interest rates declined globally. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed modestly to total return. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar. The effect of these hedges on performance was positive.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

Multi-Asset Capital Stability Fund, Class F	3.94%	2.49%	1.90%	1.74%

Multi-Asset Capital Stability Fund, Class Y	4.04%	2.58%	1.99%	1.80%

Bloomberg Barclays 1-3 year U.S. Government/Credit Index	4.64%	1.82%	1.59%	1.34%

S&P 500 Index (Gross)	4.25%	13.39%	10.84%	13.15%

95/5 Hybrid consisting of Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and S&P 500 Index (Gross)	4.70%	2.41%	2.07%	1.93%

52	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class F and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index (Gross).

[1]

For the year ended 9/30/19. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. Class Y shares performance for the period prior to 12/31/14 is derived from the performance of Class F shares adjusted for the lower expenses of the Class Y shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	53

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.0%

Communication Services — 6.6%
Alphabet Inc, Cl A *	1.0%	18,745	$22,890
Alphabet Inc, Cl C *	0.0	852	1,039
AT&T Inc	0.7	414,642	15,690
Facebook Inc, Cl A *	1.3	171,127	30,474
Omnicom Group Inc	0.7	208,105	16,295
Verizon Communications Inc	0.9	329,220	19,872
Other Securities (A)	2.0		44,616

			150,876

Consumer Discretionary — 10.4%
Amazon.com Inc, Cl A *	1.6	21,495	37,313
Dollar General Corp	0.8	107,324	17,058
Lowe’s Cos Inc	0.7	139,789	15,371
Ross Stores Inc	0.9	192,997	21,201
Other Securities (A)	6.4		146,624

			237,567

Consumer Staples — 7.2%
JM Smucker Co/The	0.7	147,233	16,199
Kroger Co/The	0.8	733,536	18,910
Philip Morris International Inc	0.8	240,103	18,231
Unilever NV	1.0	366,197	21,983
Other Securities	3.9		88,762

			164,085

Energy — 5.2%
BP PLC ADR	0.7	412,380	15,666
Chevron Corp	1.5	282,172	33,466
Marathon Petroleum Corp	0.6	233,464	14,183
Other Securities	2.4		56,966

			120,281

Financials — 16.8%
Aflac Inc	0.7	305,109	15,963
Bank of America Corp	1.3	1,015,727	29,629
Berkshire Hathaway Inc, Cl B *	1.2	126,314	26,276
Citigroup Inc	0.9	290,612	20,075

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JPMorgan Chase & Co	1.6%	319,031	$37,547
Markel Corp *	0.9	17,107	20,219
Progressive Corp/The	0.7	204,306	15,783
Other Securities ‡	9.5		219,252

			384,744

Health Care — 15.2%
Abbott Laboratories	1.5	418,212	34,992
Amgen Inc, Cl A	1.0	116,321	22,509
CVS Health Corp	0.8	293,270	18,497
Humana Inc	0.6	55,343	14,150
Johnson & Johnson	1.4	244,196	31,594
Merck & Co Inc	1.4	369,427	31,098
Pfizer Inc	0.6	414,548	14,895
Teleflex Inc	0.7	50,543	17,172
UnitedHealth Group Inc	1.1	121,255	26,351
Zimmer Biomet Holdings Inc	0.8	139,516	19,151
Other Securities	5.3		117,155

			347,564

Industrials — 11.6%
Boeing Co/The	0.7	40,907	15,564
Honeywell International Inc	1.5	200,261	33,884
Illinois Tool Works Inc	0.6	93,532	14,637
Roper Technologies Inc	0.7	43,411	15,480
TransDigm Group Inc	0.7	29,714	15,471
Other Securities	7.4		171,799

			266,835

Information Technology — 18.0%
Adobe Inc *	1.1	88,418	24,426
Apple Inc	1.3	132,259	29,622
Fidelity National Information Services Inc, Cl B	1.3	222,307	29,514
Intuit Inc	0.9	81,061	21,557
Microchip Technology Inc (A)	0.9	223,257	20,743
Microsoft Corp	2.2	363,158	50,490
Oracle Corp, Cl B	0.6	264,583	14,560
PayPal Holdings Inc *	0.7	150,417	15,582
salesforce.com *	0.8	118,153	17,539
Visa Inc, Cl A	1.3	179,031	30,795
Other Securities (A)	6.9		158,011

			412,839

Materials — 3.6%
Other Securities	3.6		83,378

Real Estate — 2.9%
American Tower Corp, Cl A ‡	0.7	77,158	17,062
Crown Castle International Corp ‡	0.9	150,122	20,869
Other Securities ‡	1.3		27,456

			65,387

54	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 1.5%
Other Securities	1.5%		$34,288

Total Common Stock (Cost $1,794,366) ($ Thousands)			2,267,844

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P.
2.010% **†(B)	1.3	29,703,299	29,711

Total Affiliated Partnership (Cost $29,701) ($ Thousands)			29,711

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	1.0	22,021,926	22,022

Total Cash Equivalent (Cost $22,022) ($ Thousands)			22,022

Total Investments in Securities — 101.3% (Cost $1,846,089)($ Thousands)			$2,319,577

A list of the open futures contracts held at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	53	Dec-2019	$7,929	$7,893	$(36)
S&P Mid Cap 400 Index E-MINI	4	Dec-2019	778	775	(3)

			$8,707	$8,668	$(39)

Percentages are based on a Net Assets of $2,290,619 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019, was $29,436 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $29,711 ($ Thousands).

ADR – American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

SEI Institutional Managed Trust / Annual Report / September 30, 2019	55

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Fund (Concluded)

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,267,844	–	–	2,267,844
Affiliated Partnership	–	29,711	–	29,711
Cash Equivalent	22,022	–	–	22,022

Total Investments in Securities	2,289,866	29,711	–	2,319,577

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(39)	–	–	(39)

Total Other Financial Instruments	(39)	–	–	(39)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$52,638	$237,688	$(260,643)	$24	$4	$29,711	29,703,299	$139	$—
SEI Daily Income Trust, Government Fund, Cl F	57,680	511,139	(546,797)	—	—	22,022	22,021,926	849	—

Totals	$110,318	$748,827	$(807,440)	$24	$4	$51,733	51,725,225	$988	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Communication Services — 6.9%
AT&T Inc	2.8%	982,930	$37,194
BCE Inc	0.7	186,948	9,050
Comcast Corp, Cl A	0.7	218,299	9,841
Verizon Communications Inc	1.1	246,910	14,903
Other Securities	1.6		21,674

			92,662

Consumer Discretionary — 8.1%
General Motors Co	0.9	337,666	12,656
Genuine Parts Co	0.7	99,288	9,888
PulteGroup Inc	0.7	241,850	8,840
Target Corp, Cl A	1.1	142,138	15,196
Other Securities (A)	4.7		62,733

			109,313

Consumer Staples — 8.9%
Diageo PLC ADR	0.8	61,169	10,002
Kimberly-Clark Corp	0.9	87,368	12,411
Philip Morris International Inc	1.2	202,098	15,345
Tyson Foods Inc, Cl A	0.9	145,740	12,554
Unilever NV	0.6	140,802	8,452
Walgreens Boots Alliance Inc	0.7	178,672	9,882
Walmart Inc	0.7	77,822	9,236
Other Securities	3.1		41,830

			119,712

Energy — 9.0%
Chevron Corp	2.0	229,319	27,197
ConocoPhillips	1.4	335,692	19,128
Exxon Mobil Corp	1.2	222,846	15,735
Phillips 66	0.7	86,808	8,889
Royal Dutch Shell PLC ADR, Cl A	0.7	160,740	9,460
Other Securities	3.0		40,116

			120,525

Financials — 22.4%
Aflac Inc	0.6	150,885	7,894
Allstate Corp/The	0.5	67,626	7,350
Bank of America Corp	1.6	755,683	22,043

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	1.2%	80,373	$16,719
Capital One Financial Corp	0.6	83,184	7,568
Chubb Ltd	0.9	73,483	11,863
Citigroup Inc	1.7	334,594	23,114
JPMorgan Chase & Co	3.0	346,115	40,734
SunTrust Banks Inc	1.2	234,504	16,134
Synchrony Financial	0.6	223,883	7,632
Travelers Cos Inc/The	1.0	89,423	13,296
Wells Fargo & Co	1.1	290,378	14,647
Other Securities ‡(A)	8.4		112,701

			301,695

Health Care — 13.0%
Bristol-Myers Squibb Co	0.5	141,907	7,196
Eli Lilly & Co	0.8	95,473	10,677
Johnson & Johnson	2.0	203,339	26,308
Merck & Co Inc	1.9	296,204	24,935
Novartis AG ADR	0.7	109,770	9,539
Pfizer Inc	2.3	865,889	31,111
Other Securities	4.8		64,550

			174,316

Industrials — 9.1%
Cummins Inc	0.6	46,934	7,635
Johnson Controls International PLC	0.8	246,993	10,841
Raytheon Co	0.9	58,654	11,507
Siemens AG ADR (B)	0.6	156,905	8,408
Other Securities	6.2		84,501

			122,892

Information Technology — 8.2%
Cisco Systems Inc	1.3	337,814	16,691
Corning Inc, Cl B	0.8	378,071	10,783
Intel Corp	2.0	518,309	26,708
Microsoft Corp	0.6	60,481	8,409
Other Securities	3.5		47,428

			110,019

Materials — 4.6%
Other Securities	4.6		61,466

Real Estate — 3.6%
HCP Inc ‡	0.7	284,637	10,141
Welltower Inc ‡	1.2	178,748	16,203
Other Securities ‡	1.7		22,413

			48,757

Utilities — 4.7%
Exelon Corp	0.9	248,535	12,007
NextEra Energy Inc	1.5	86,691	20,198
Other Securities	2.3		31,120

			63,325

Total Common Stock (Cost $1,094,048) ($ Thousands)			1,324,682

SEI Institutional Managed Trust / Annual Report / September 30, 2019	57

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Value Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
2.010% **†(C)	0.1%	898,248	$899

Total Affiliated Partnership (Cost $898) ($ Thousands)			899

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	1.3%	17,909,427	$17,909

Total Cash Equivalent (Cost $17,909) ($ Thousands)			17,909

Total Investments in Securities — 99.9% (Cost $1,112,855)($ Thousands)			$1,343,490

A list of the open futures contracts held at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	51	Dec-2019	$7,638	$7,595	$(43)

S&P Mid Cap 400 Index E-MINI	25	Dec-2019	4,870	4,845	(25)

			$12,508	$12,440	$(68)

Percentages are based on a Net Assets of $1,344,514 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019, was $921 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $8,408 ($ Thousands) and represented 0.6% of Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $899 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments carried and other financial instruments at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,324,682	–	–	1,324,682
Affiliated Partnership	–	899	–	899
Cash Equivalent	17,909	–	–	17,909

Total Investments in Securities	1,342,591	899	–	1,343,490

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(68)	–	–	(68)

Total Other Financial Instruments	(68)	–	–	(68)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

58	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$10,516	$166,113	$(175,733)	$3	$—	$899	898,248	$102	$—
SEI Daily Income Trust, Government Fund, Cl F	42,653	177,744	(202,488)	—	—	17,909	17,909,427	646	—

Totals	$53,169	$343,857	$(378,221)	$3	$—	$18,808	18,807,675	$748	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	59

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.9%

Communication Services — 9.8%
Alphabet Inc, Cl A *	2.8%	33,983	$41,498
Alphabet Inc, Cl C *	0.9	10,824	13,194
Comcast Corp, Cl A	0.7	224,792	10,134
Facebook Inc, Cl A *	3.0	247,154	44,013
Other Securities (A)	2.4		36,410

			145,249

Consumer Discretionary — 14.8%
Alibaba Group Holding Ltd ADR *	1.3	114,606	19,166
Amazon.com Inc, Cl A *	4.4	36,995	64,220
AutoZone Inc *	1.6	22,155	24,030
Lululemon Athletica Inc *	0.9	66,755	12,852
TJX Cos Inc/The	1.1	299,499	16,694
Yum China Holdings Inc	0.8	251,520	11,426
Other Securities	4.7		69,133

			217,521

Consumer Staples — 4.0%
Colgate-Palmolive Co	0.8	151,921	11,168
PepsiCo Inc	1.8	188,910	25,900
Procter & Gamble Co/The	0.7	87,571	10,892
Other Securities	0.7		11,707

			59,667

Energy — 0.1%
Other Securities	0.1		953

Financials — 7.2%
CME Group Inc	0.7	45,547	9,626
Intercontinental Exchange Inc	0.7	111,657	10,303
Moody’s Corp	1.5	105,726	21,656
MSCI Inc, Cl A	0.9	62,117	13,526
Progressive Corp/The	1.2	237,828	18,372
S&P Global Inc	0.9	52,131	12,771
US Bancorp	0.7	196,937	10,898
Other Securities	0.6		9,291

			106,443

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 13.9%
Abbott Laboratories	1.5%	255,279	$21,359
Becton Dickinson and Co	1.2	67,013	16,952
Boston Scientific Corp *	0.7	242,468	9,866
Danaher Corp, Cl A	0.9	95,813	13,838
Johnson & Johnson	1.1	126,622	16,382
Merck & Co Inc	1.2	206,606	17,392
Mettler-Toledo International Inc *	0.8	16,045	11,302
UnitedHealth Group Inc	2.4	163,781	35,593
Vertex Pharmaceuticals Inc *	0.7	61,426	10,407
Other Securities (A)	3.4		51,827

			204,918

Industrials — 10.0%
3M Co	0.7	63,595	10,455
Boeing Co/The	0.8	30,082	11,445
Graco Inc	0.9	274,584	12,642
Honeywell International Inc	1.0	85,210	14,418
Lockheed Martin Corp	0.8	29,935	11,676
Middleby Corp/The *	0.7	89,404	10,451
Union Pacific Corp	1.1	94,700	15,340
United Technologies Corp	1.0	107,939	14,736
Other Securities	3.0		45,588

			146,751

Information Technology — 34.5%
Adobe Inc *	2.2	120,018	33,155
Analog Devices Inc	0.9	124,574	13,919
Apple Inc	4.2	273,910	61,348
Cisco Systems Inc	0.8	235,277	11,625
Fidelity National Information Services Inc, Cl B	1.4	154,510	20,513
Mastercard Inc, Cl A	2.6	142,571	38,718
Microsoft Corp	6.9	728,655	101,305
NXP Semiconductors NV	1.6	211,133	23,039
Oracle Corp, Cl B	1.3	357,215	19,657
PayPal Holdings Inc *	0.9	131,249	13,596
salesforce.com *	1.9	186,578	27,696
Visa Inc, Cl A	3.0	260,356	44,784
Other Securities (A)	6.8		99,376

			508,731

Materials — 3.0%
Sherwin-Williams Co/The, Cl A	1.8	48,203	26,505
Other Securities	1.2		17,659

			44,164

Real Estate — 1.6%
Crown Castle International Corp ‡	0.9	97,940	13,615
Other Securities ‡	0.7		9,857

			23,472

Total Common Stock (Cost $988,776) ($ Thousands)			1,457,869

60	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
2.010% **†(B)	0.4%	5,991,846	$5,992

Total Affiliated Partnership (Cost $5,991) ($ Thousands)			5,992

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	1.1%	16,366,160	$16,366

Total Cash Equivalent (Cost $16,366) ($ Thousands)			16,366

Total Investments in Securities — 100.4% (Cost $1,011,133)($ Thousands)			$1,480,227

A list of the open futures contracts held at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)

S&P 500 Index E-MINI	66	Dec-2019	$9,894	$9,829	$(65)

Percentages are based on Net Assets of $1,474,065 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 10). The total market value of securities on loan at September 30, 2019 was $5,874 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $5,992 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instrument carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,457,869	–	–	1,457,869
Affiliated Partnership	–	5,992	–	5,992
Cash Equivalent	16,366	–	–	16,366

Total Investments in Securities	1,474,235	5,992	–	1,480,227

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(65)	–	–	(65)

Total Other Financial Instruments	(65)	–	–	(65)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	61

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Growth Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$18,951	$137,702	$(150,677)	$14	$2	$5,992	5,991,846	$196	$—
SEI Daily Income Trust, Government Fund, Cl F	46,852	263,701	(294,187)	—	—	16,366	16,366,160	596	—

Totals	$65,803	$401,403	$(444,864)	$14	$2	$22,358	22,358,006	$792	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.3%

Communication Services — 9.5%
Alphabet Inc, Cl A *	1.3%	4,749	$5,799
Alphabet Inc, Cl C *	1.3	4,818	5,873
AT&T Inc	1.0	116,732	4,417
Comcast Corp, Cl A	0.7	72,050	3,248
Facebook Inc, Cl A *	1.5	38,243	6,810
Netflix Inc *	0.4	6,763	1,810
Verizon Communications Inc	0.9	66,215	3,997
Walt Disney Co/The	0.8	27,959	3,643
Other Securities	1.6		7,485

			43,082

Consumer Discretionary — 9.9%
Amazon.com Inc, Cl A *	2.5	6,615	11,483
Home Depot Inc/The	0.9	17,643	4,093
McDonald’s Corp	0.6	12,241	2,628
NIKE Inc, Cl B	0.4	19,667	1,847
Other Securities (A)	5.5		25,179

			45,230

Consumer Staples — 6.8%
Coca-Cola Co/The	0.7	61,364	3,341
Costco Wholesale Corp	0.5	7,051	2,031
PepsiCo Inc	0.7	22,328	3,061
Philip Morris International Inc	0.4	24,750	1,879
Procter & Gamble Co/The	1.1	39,485	4,911
Walmart Inc	0.6	22,364	2,654
Other Securities (A)	2.8		12,901

			30,778

Energy — 4.1%
Chevron Corp	0.8	30,539	3,622
Exxon Mobil Corp	1.1	67,590	4,772
Other Securities (A)	2.2		10,316

			18,710

Financials — 12.7%
Bank of America Corp	0.9	134,764	3,931

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	1.4%	31,192	$6,489
Citigroup Inc	0.6	35,924	2,482
JPMorgan Chase & Co	1.3	50,730	5,970
SEI Investments Co†	0.0	2,100	124
Wells Fargo & Co	0.7	63,565	3,206
Other Securities ‡(B)	7.8		35,708

			57,910

Health Care — 12.9%
Abbott Laboratories	0.5	27,436	2,296
AbbVie Inc	0.4	23,617	1,788
Amgen Inc, Cl A	0.4	9,592	1,856
Johnson & Johnson	1.2	42,425	5,489
Medtronic PLC	0.5	21,343	2,318
Merck & Co Inc	0.8	41,264	3,474
Pfizer Inc	0.7	88,589	3,183
Thermo Fisher Scientific Inc	0.4	6,388	1,861
UnitedHealth Group Inc	0.7	15,121	3,286
Other Securities	7.3		32,990

			58,541

Industrials — 9.3%
Boeing Co/The	0.7	8,492	3,231
Honeywell International Inc	0.4	11,431	1,934
Union Pacific Corp	0.4	11,284	1,828
Other Securities (A)	7.8		35,573

			42,566

Information Technology — 21.2%
Accenture PLC, Cl A	0.4	10,165	1,955
Adobe Inc *	0.5	7,755	2,142
Apple Inc	3.6	72,222	16,176
Cisco Systems Inc	0.8	68,576	3,388
Intel Corp	0.8	70,572	3,637
International Business Machines Corp	0.5	14,175	2,061
Mastercard Inc, Cl A	0.9	14,328	3,891
Microsoft Corp	3.7	120,832	16,799
Oracle Corp, Cl B	0.4	35,716	1,965
PayPal Holdings Inc *	0.4	18,731	1,940
salesforce.com Inc *	0.4	13,051	1,937
Texas Instruments Inc	0.4	14,904	1,926
Visa Inc, Cl A	1.1	27,740	4,772
Other Securities	7.3		34,196

			96,785

Materials — 2.7%
Other Securities	2.7		12,425

Real Estate — 3.9%
Other Securities ‡	3.9		17,689

Utilities — 3.3%
NextEra Energy Inc	0.4	7,662	1,785

SEI Institutional Managed Trust / Annual Report / September 30, 2019	63

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Large Cap Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	2.9%		$13,402

			15,187

Total Common Stock (Cost $412,991) ($ Thousands)			438,903

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
2.010% **†(C)	0.1	709,632	710

Total Affiliated Partnership (Cost $710) ($ Thousands)			710

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	3.5%	15,764,662	$15,765

Total Cash Equivalent (Cost $15,765) ($ Thousands)			15,765

Total Investments in Securities — 99.9% (Cost $429,466)($ Thousands)			$455,378

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)

S&P 500 Index E-MINI	95	Dec-2019	$14,279	$14,148	$(131)
S&P Mid Cap 400 Index E-MINI	8	Dec-2019	1,572	1,550	(22)

			$15,851	$15,698	$(153)

Percentages are based on a Net Assets of $455,657 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019, was $684 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $56 ($ Thousands), or 0.0% of Net Assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $710 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	438,903	–	–	438,903
Affiliated Partnership	–	710	–	710
Cash Equivalent	15,765	–	–	15,765

Total Investments in Securities	454,668	710	–	455,378

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(153)	–	–	(153)

Total Other Financial Instruments	(153)	–	–	(153)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

64	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Investment Co	$ 73	$ 49	$ —	$—	$2	$ 124	2,100	$ 1	$—
SEI Liquidity Fund, L.P.	173	2,935	(2,398)	—	—	710	709,632	10	—
SEI Daily Income Trust, Government Fund, Cl F	4,849	112,350	(101,434)	—	—	15,765	15,764,662	168	—

Totals	$5,095	$115,334	$(103,832)	$—	$2	$16,599	16,476,394	$179	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	65

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Managed Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.1%

Communication Services — 5.1%
Alphabet Inc, Cl A *	0.8%	26,214	$32,011
Alphabet Inc, Cl C *	0.8	26,751	32,609
AT&T Inc	0.7	723,566	27,380
Facebook Inc, Cl A *	0.8	173,490	30,895
Other Securities	2.0		78,659

			201,554

Consumer Discretionary — 10.5%
Amazon.com Inc, Cl A *	1.3	30,966	53,754
Dollar General Corp	1.5	381,873	60,695
Lowe’s Cos Inc	1.2	432,409	47,548
NIKE Inc, Cl B	0.9	389,570	36,588
Ross Stores Inc	0.7	243,090	26,703
Other Securities (A)	4.9		195,088

			420,376

Consumer Staples — 8.9%
Diageo PLC ADR	0.6	156,683	25,621
Kroger Co/The	0.6	958,456	24,709
PepsiCo Inc	0.8	228,706	31,356
Procter & Gamble Co/The	0.7	233,806	29,081
Tyson Foods Inc, Cl A	0.6	281,181	24,221
Unilever NV	0.7	457,590	27,469
Walmart Inc	0.7	222,560	26,413
Other Securities	4.3		168,216

			357,086

Energy — 4.8%
Chevron Corp	1.1	365,748	43,378
Other Securities (A)	3.7		149,692

			193,070

Financials — 18.2%
Aflac Inc	0.7	525,317	27,485
Bank of America Corp	1.1	1,550,747	45,235
Citigroup Inc	0.7	379,987	26,250
CME Group Inc	0.6	117,119	24,752
JPMorgan Chase & Co	1.4	478,943	56,367

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Moody’s Corp	1.5%	288,575	$59,109
MSCI Inc, Cl A	1.2	225,501	49,103
US Bancorp	0.8	544,503	30,133
Other Securities ‡	10.2		408,889

			727,323

Health Care — 15.6%
Amgen Inc, Cl A	0.7	148,566	28,749
Becton Dickinson and Co	1.2	192,791	48,768
Johnson & Johnson	2.1	659,514	85,328
Merck & Co Inc	1.8	866,971	72,982
Mettler-Toledo International Inc *	0.6	33,871	23,859
Pfizer Inc	0.8	851,349	30,589
UnitedHealth Group Inc	1.7	313,534	68,137
Other Securities (A)	6.7		262,115

			620,527

Industrials — 10.3%
Graco Inc	0.7	568,764	26,186
Roper Technologies Inc	0.6	67,713	24,146
Other Securities (B)	9.0		358,594

			408,926

Information Technology — 16.3%
Adobe Inc *	1.0	137,412	37,960
Apple Inc	1.5	266,564	59,702
Applied Materials Inc	0.6	507,844	25,341
Cisco Systems Inc	0.7	569,792	28,153
Intel Corp	0.7	571,741	29,462
Intuit Inc	1.0	156,005	41,488
Mastercard Inc, Cl A	1.6	239,790	65,120
Microchip Technology Inc (A)	0.7	298,826	27,764
Microsoft Corp	1.7	486,353	67,618
Oracle Corp, Cl B	0.7	512,747	28,216
Visa Inc, Cl A	1.3	300,204	51,638
Other Securities	4.8		187,245

			649,707

Materials — 4.4%
Ecolab Inc	0.8	155,113	30,719
Linde PLC	0.6	123,959	24,013
Sherwin-Williams Co/The, Cl A	1.2	89,695	49,321
Other Securities	1.8		73,187

			177,240

Real Estate — 3.2%
American Tower Corp, Cl A	0.8	144,806	32,021
HCP Inc ‡	0.7	775,087	27,616
Other Securities ‡	1.7		69,173

			128,810

Utilities — 1.8%
FirstEnergy Corp	0.6	511,649	24,677

66	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	1.2%		$46,259

			70,936

Total Common Stock (Cost $2,118,715) ($ Thousands)			3,955,555

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P.
2.010% **†(C)	1.0	39,145,096	39,146

Total Affiliated Partnership (Cost $39,143) ($ Thousands)			39,146

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	0.9%	34,813,486	$34,813

Total Cash Equivalent (Cost $34,813) ($ Thousands)			34,813

Total Investments in Securities — 101.0% (Cost $2,192,671)($ Thousands)			$4,029,514

Percentages are based on a Net Assets of $3,991,140 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019, was $38,938 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $4,019 ($ Thousands) and represented 0.1% of Net Assets (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $39,146 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,955,555	–	–	3,955,555
Affiliated Partnership	–	39,146	–	39,146
Cash Equivalent	34,813	–	–	34,813

Total Investments in Securities	3,990,368	39,146	–	4,029,514

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$37,560	$392,590	$(391,017)	$10	$3	$39,146	39,145,096	$158	$—
SEI Daily Income Trust, Government Fund, Cl F	14,303	494,187	(473,677)	—	—	34,813	34,813,486	820	—

Totals	$51,863	$886,777	$(864,694)	$10	$3	$73,959	73,958,582	$978	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	67

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

S&P 500 Index Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.1%

Communication Services — 10.2%
Alphabet Inc, Cl A *	1.5%	9,945	$12,144
Alphabet Inc, Cl C *	1.5	10,090	12,300
AT&T Inc	1.1	242,793	9,187
Comcast Corp, Cl A	0.8	150,496	6,784
Facebook Inc, Cl A *	1.7	80,109	14,266
Netflix Inc *	0.5	14,500	3,881
Verizon Communications Inc	1.0	137,396	8,293
Walt Disney Co/The	0.9	59,793	7,792
Other Securities	1.2		10,639

			85,286

Consumer Discretionary — 10.0%
Amazon.com Inc, Cl A *	2.9	13,796	23,949
Home Depot Inc/The	1.0	36,345	8,433
McDonald’s Corp	0.7	25,111	5,392
NIKE Inc, Cl B	0.5	41,294	3,878
Other Securities	4.9		41,664

			83,316

Consumer Staples — 7.5%
Coca-Cola Co/The	0.8	127,649	6,949
Costco Wholesale Corp	0.5	14,518	4,183
PepsiCo Inc	0.8	46,415	6,364
Philip Morris International Inc	0.5	51,387	3,902
Procter & Gamble Co/The	1.2	83,208	10,349
Walmart Inc	0.7	47,161	5,597
Other Securities	3.0		25,197

			62,541

Energy — 4.5%
Chevron Corp	0.9	63,023	7,475
Exxon Mobil Corp	1.2	140,646	9,931
Other Securities	2.4		19,893

			37,299

Financials — 12.9%
Bank of America Corp	1.0	278,245	8,116
Berkshire Hathaway Inc, Cl B *	1.6	65,217	13,566
Citigroup Inc	0.6	74,851	5,171
JPMorgan Chase & Co	1.5	106,376	12,519
Wells Fargo & Co	0.8	133,015	6,709

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	7.4%		$60,886

			106,967

Health Care — 13.5%
Abbott Laboratories	0.6	58,519	4,896
AbbVie Inc	0.4	48,768	3,693
Amgen Inc, Cl A	0.5	19,829	3,837
Johnson & Johnson	1.4	87,754	11,354
Medtronic PLC	0.6	44,372	4,820
Merck & Co Inc	0.9	84,974	7,153
Pfizer Inc	0.8	183,456	6,592
Thermo Fisher Scientific Inc	0.5	13,252	3,860
UnitedHealth Group Inc	0.8	31,428	6,830
Other Securities	7.0		59,497

			112,532

Industrials — 9.3%
Boeing Co/The	0.8	17,741	6,750
Honeywell International Inc	0.5	23,751	4,019
Union Pacific Corp	0.5	23,293	3,773
Other Securities	7.5		62,528

			77,070

Information Technology — 21.7%
Accenture PLC, Cl A	0.5	21,004	4,040
Adobe Inc *	0.5	16,041	4,431
Apple Inc	3.8	141,582	31,710
Cisco Systems Inc	0.8	140,861	6,960
Intel Corp	0.9	147,063	7,578
International Business Machines Corp	0.5	29,233	4,251
Mastercard Inc, Cl A	1.0	29,617	8,043
Microsoft Corp	4.3	254,571	35,393
Oracle Corp, Cl B	0.5	72,723	4,002
PayPal Holdings Inc *	0.5	38,849	4,024
salesforce.com Inc *	0.5	29,009	4,306
Texas Instruments Inc	0.5	30,866	3,989
Visa Inc, Cl A	1.2	57,418	9,876
Other Securities	6.2		51,935

			180,538

Materials — 2.7%
Other Securities	2.7		22,519

Real Estate — 3.2%
Other Securities ‡	3.2		26,834

Utilities — 3.6%
NextEra Energy Inc	0.5	16,120	3,756
Other Securities	3.1		25,904

			29,660

Total Common Stock (Cost $312,522) ($ Thousands)			824,562

68	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	1.1%	8,999,263	$8,999

Total Cash Equivalent (Cost $8,999) ($ Thousands)			8,999

Total Investments in Securities — 100.2% (Cost $321,521)($ Thousands)			$833,561

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	72	Dec-2019	$10,822	$10,722	$(100)

Percentages are based on a Net Assets of $832,268 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	824,562	—	—	824,562
Cash Equivalent	8,999	—	—	8,999

Total Investments in Securities	833,561	—	—	833,561

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(100)	–	–	(100)

Total Other Financial Instruments	(100)	–	–	(100)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$1,791	$10,046	$(11,838)	$1	$—	$—	—	$19	$—
SEI Daily Income Trust, Government Fund, Cl F	18,431	117,275	(126,707)	—	—	8,999	8,999,263	213	—

Totals	$20,222	$127,321	$(138,545)	$1	$—	$8,999	8,999,263	$232	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	69

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Communication Services — 2.4%
Cogent Communications Holdings Inc	0.4%	41,991	$2,314
Other Securities (A)	2.0		11,871

			14,185

Consumer Discretionary — 14.9%
Bloomin’ Brands Inc	0.6	170,867	3,235
Cheesecake Factory Inc/The	0.6	77,639	3,236
Dave & Buster’s Entertainment Inc (A)	0.5	72,569	2,827
Modine Manufacturing Co *	0.9	487,936	5,548
Murphy USA Inc *	0.4	30,360	2,590
Pool Corp	0.6	16,839	3,396
Skechers U.S.A. Inc, Cl A *	0.5	81,039	3,027
Urban Outfitters Inc *	0.7	137,933	3,875
Vail Resorts Inc	0.5	12,636	2,875
Other Securities (A)	9.6		56,664

			87,273

Consumer Staples — 4.8%
Casey’s General Stores Inc	0.5	16,529	2,664
Hain Celestial Group Inc/The *	0.5	125,094	2,686
J&J Snack Foods Corp	0.4	12,180	2,339
TreeHouse Foods Inc *	0.4	46,065	2,554
Other Securities (A)	3.0		17,916

			28,159

Energy — 1.3%
Other Securities (A)(B)	1.3		7,905

Financials — 17.5%
Affiliated Managers Group Inc	0.5	37,403	3,118
American Equity Investment Life Holding Co	0.8	197,157	4,771

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bank OZK	0.5%	98,506	$2,686
BankUnited Inc	1.1	184,996	6,220
CNO Financial Group Inc	0.8	288,679	4,570
First Commonwealth Financial Corp	0.7	292,115	3,879
FNB Corp/PA	1.3	636,704	7,341
Great Western Bancorp Inc	0.6	106,609	3,518
Home BancShares Inc/AR	0.5	139,848	2,628
National General Holdings Corp	0.8	208,855	4,808
Sterling Bancorp/DE	0.4	127,297	2,554
Umpqua Holdings Corp	0.8	295,598	4,866
Other Securities ‡(A)	8.7		51,704

			102,663

Health Care — 13.0%
Cardiovascular Systems Inc *	0.6	70,491	3,350
Ensign Group Inc/The	0.4	51,793	2,456
Magellan Health Inc *	0.7	62,698	3,894
Tivity Health Inc *	0.6	208,934	3,475
Other Securities (A)	10.7		63,008

			76,183

Industrials — 17.2%
BWX Technologies Inc, Cl W	0.6	63,099	3,610
Generac Holdings Inc *	0.4	32,488	2,545
Huron Consulting Group Inc *	0.4	36,994	2,269
JetBlue Airways Corp *	0.5	159,924	2,679
MasTec Inc *	0.5	45,822	2,975
MSC Industrial Direct Co Inc, Cl A	0.4	32,481	2,356
Tetra Tech Inc	0.6	39,283	3,408
Other Securities (A)(B)	13.8		80,924

			100,766

Information Technology — 16.6%
Cabot Microelectronics Corp	0.5	20,537	2,900
CACI International Inc, Cl A *	0.5	13,638	3,154
MACOM Technology Solutions Holdings Inc *	0.5	125,764	2,703
NCR Corp *	0.5	86,863	2,741
Perficient Inc *	0.5	70,099	2,704
Power Integrations Inc	0.5	29,615	2,678
Super Micro Computer Inc *	0.8	233,203	4,478
SYNNEX Corp	0.5	25,093	2,833
Viavi Solutions Inc *	0.4	182,790	2,560
Other Securities (A)	11.9		70,794

			97,545

Materials — 4.1%
Commercial Metals Co, Cl A	0.7	244,407	4,248
Other Securities (A)(D)	3.4		19,836

			24,084

Real Estate — 3.5%
Americold Realty Trust ‡	0.7	103,205	3,826
Other Securities ‡(A)	2.8		16,877

			20,703

70	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 2.3%
Algonquin Power & Utilities Corp	0.4%	166,032	$2,275
American Water Works Co Inc	0.4	17,657	2,193
Other Securities	1.5		9,230

			13,698

Total Common Stock (Cost $531,252) ($ Thousands)			573,164

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		1,096

Total Exchange Traded Fund (Cost $1,116) ($ Thousands)			1,096

AFFILIATED PARTNERSHIP — 2.9%
SEI Liquidity Fund, L.P.
2.010% **†(C)	2.9	16,901,212	16,900

Total Affiliated Partnership (Cost $16,901) ($ Thousands)			16,900

CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	2.3	13,698,028	13,698

Total Cash Equivalent (Cost $13,698) ($ Thousands)			13,698

Total Investments in Securities — 103.0% (Cost $562,967)($ Thousands)			$604,858

Percentages are based on Net Assets of $587,388 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $16,240 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $3,101 ($ Thousands), or 0.5% of the net assets of the Fund (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $16,900 ($ Thousands).

(D)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3(1) ($)	Total ($)
Common Stock	573,164	–	–	573,164
Exchange Traded Fund	1,096	–	–	1,096
Affiliated Partnership	–	16,900	–	16,900
Cash Equivalent	13,698	–	–	13,698

Total Investments in Securities	587,958	16,900	–	604,858

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	71

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Small Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$50,875	$143,161	$(177,152)	$12	$4	$16,900	16,901,212	$268	$—
SEI Daily Income Trust, Government Fund, Cl F	16,607	141,789	(144,698)	—	—	$13,698	13,698,028	260	—

Totals	$67,482	$284,950	$(321,850)	$12	$4	$30,598	30,599,240	$528	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Small Cap Value Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.9%

Communication Services — 2.7%
IAC/InterActiveCorp *	1.3%	18,567	$4,047
Nexstar Media Group Inc, Cl A	0.5	16,815	1,720
Other Securities	0.9		2,758

			8,525

Consumer Discretionary — 11.5%
Lithia Motors Inc, Cl A	0.9	20,754	2,747
Modine Manufacturing Co *	1.0	289,091	3,287
Six Flags Entertainment Corp	0.8	53,194	2,702
Urban Outfitters Inc *	0.6	67,239	1,889
Wendy’s Co/The	0.6	103,040	2,059
Other Securities (A)	7.6		24,020

			36,704

Consumer Staples — 2.6%
Hostess Brands Inc, Cl A *	0.6	140,296	1,962
Spectrum Brands Holdings Inc	0.5	32,616	1,720
Other Securities (A)	1.5		4,647

			8,329

Energy — 2.9%
Other Securities (A)(B)	2.9		9,353

Financials — 24.7%
American Equity Investment Life Holding Co	0.8	103,917	2,515
BankUnited Inc	1.2	115,472	3,882
BGC Partners Inc, Cl A	0.7	404,140	2,223
CNO Financial Group Inc	1.1	224,915	3,560
Columbia Banking System Inc	0.9	78,655	2,902
First Commonwealth Financial Corp	0.9	210,086	2,790
FNB Corp/PA	1.0	279,228	3,219
Great Western Bancorp Inc	0.5	52,279	1,725
National General Holdings Corp	0.7	95,301	2,194
OFG Bancorp	0.5	78,805	1,726
PacWest Bancorp	1.0	88,073	3,201

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Starwood Property Trust Inc ‡	0.8%	110,832	$2,684
Umpqua Holdings Corp	0.7	141,724	2,333
Other Securities ‡(A)	13.9		44,284

			79,238

Health Care — 4.7%
Ligand Pharmaceuticals Inc *(A)	0.8	25,974	2,585
Magellan Health Inc	0.7	34,660	2,152
Syneos Health Inc, Cl A *	0.9	55,929	2,976
Tivity Health Inc *	0.5	101,682	1,691
Other Securities (A)	1.8		5,666

			15,070

Industrials — 15.3%
ACCO Brands Corp	0.5	172,029	1,698
AECOM *	0.6	46,612	1,751
Apogee Enterprises Inc	0.6	51,013	1,989
Atlas Air Worldwide Holdings Inc *	0.6	74,188	1,872
Colfax Corp *	0.9	93,183	2,708
Genesee & Wyoming Inc, Cl A *	0.6	17,655	1,951
IAA Inc *	0.9	72,474	3,024
JetBlue Airways Corp *	0.6	114,645	1,920
KAR Auction Services Inc	0.8	104,542	2,566
Teledyne Technologies Inc *	1.1	10,498	3,380
Other Securities	8.1		26,262

			49,121

Information Technology — 10.6%
ACI Worldwide Inc *	1.4	146,259	4,582
Insight Enterprises Inc *	0.6	35,214	1,961
j2 Global Inc	0.7	22,880	2,078
Super Micro Computer Inc *	0.7	118,869	2,282
Tech Data Corp *	0.7	22,482	2,343
Other Securities	6.5		20,764

			34,010

Materials — 7.8%
Commercial Metals Co, Cl A	0.6	117,032	2,034
FMC Corp	1.6	59,552	5,221
Silgan Holdings Inc	0.9	95,523	2,869
Other Securities (A)	4.7		14,860

			24,984

Real Estate — 9.4%
Gaming and Leisure Properties Inc ‡	1.1	95,071	3,636
Howard Hughes Corp/The *	0.7	15,710	2,036
Medical Properties Trust Inc ‡	1.5	238,795	4,671
Other Securities ‡(A)	6.1		19,639

			29,982

Utilities — 2.7%
National Fuel Gas Co	0.9	63,969	3,002
NorthWestern Corp	0.9	37,046	2,780

SEI Institutional Managed Trust / Annual Report / September 30, 2019	73

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Small Cap Value Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Portland General Electric Co	0.9%	53,589	$3,021

			8,803

Total Common Stock (Cost $281,933) ($ Thousands)			304,119

AFFILIATED PARTNERSHIP — 2.6%
SEI Liquidity Fund, L.P.
2.010% **†(C)	2.6	8,494,423	8,496

Total Affiliated Partnership (Cost $8,494) ($ Thousands)			8,496

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 5.0%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	5.0%	16,059,356	$16,059

Total Cash Equivalent (Cost $16,059) ($ Thousands)			16,059

Total Investments in Securities — 102.5% (Cost $306,486)($ Thousands)			$328,674

A list of the open futures contracts held at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	62	Dec-2019	$4,840	$4,728	$(112)

Percentages are based on Net Assets of $320,618 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 10). The total market value of securities on loan at September 30, 2019 was $8,319 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $2,009 ($ Thousands), or 0.6% of the net assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (See Note 10). The total market value of such securities as of September 30, 2019 was $8,496 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3(1) ($)	Total ($)
Common Stock	304,119	–	–	304,119
Affiliated Partnership	–	8,496	–	8,496
Cash Equivalent	16,059	–	–	16,059

Total Investments in Securities	320,178	8,496	–	328,674

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(112)	–	–	(112)

Total Other Financial Instruments	(112)	–	–	(112)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$57,595	$56,274	$(105,402)	$23	$6	$8,496	8,494,423	$152	$—
SEI Daily Income Trust, Government Fund, Cl F	10,473	76,236	(70,650)	—	—	16,059	16,059,356	229	—

Totals	$68,068	$132,510	$(176,052)	$23	$6	$24,555	24,553,779	$381	$—

74	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	75

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Small Cap Growth Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.5%
Communication Services — 3.0%
Cinemark Holdings Inc	0.5%	38,183	$1,475
Vonage Holdings Corp *	0.6	186,606	2,109
Other Securities (A)	1.9		6,113

			9,697

Consumer Discretionary — 13.3%
Conn’s Inc *(A)	0.5	65,198	1,621
Eldorado Resorts Inc *(A)	0.6	49,231	1,963
Jack in the Box Inc	0.8	27,492	2,505
PlayAGS Inc *	0.7	235,181	2,418
Sally Beauty Holdings Inc *(A)	0.7	163,372	2,433
Skechers U.S.A. Inc, Cl A *	0.8	69,140	2,582
Other Securities (A)	9.2		30,308

			43,830

Consumer Staples — 1.4%
Other Securities	1.4		4,518

Energy — 1.1%
Other Securities (A)	1.1		3,757

Financials — 8.5%
Other Securities ‡(A)(B)(C)(D)(G)	8.5		27,848

Health Care — 22.6%
Cardiovascular Systems Inc *	1.1	73,568	3,496
Ligand Pharmaceuticals Inc *(A)	0.6	20,295	2,020
Medpace Holdings Inc *	0.5	19,520	1,640
Merit Medical Systems Inc *	0.6	63,431	1,932
NeoGenomics Inc *	0.7	112,182	2,145
Omnicell Inc *	0.6	28,942	2,092
Prestige Consumer Healthcare Inc, Cl A *	0.4	40,795	1,415
R1 RCM Inc *	0.6	215,633	1,926
Repligen Corp *	0.4	18,375	1,409

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Syneos Health Inc, Cl A *	0.4%	26,565	$1,413
Other Securities (A)	16.7		54,631

			74,119

Industrials — 21.0%
ABM Industries Inc	0.5	41,122	1,494
Brink’s Co/The	0.5	21,086	1,749
Clean Harbors Inc *	0.8	35,924	2,773
Fortress Transportation & Infrastructure Investors LLC (E)	0.5	115,430	1,749
FTI Consulting Inc *	0.5	15,700	1,664
Heritage-Crystal Clean Inc *	0.8	93,356	2,474
ICF International Inc, Cl A	0.9	34,109	2,881
InnerWorkings Inc *	0.6	405,266	1,795
John Bean Technologies Corp, Cl A	0.6	20,741	2,062
Kirby Corp *	0.5	18,035	1,482
MasTec Inc *	1.2	60,194	3,908
Matson Inc	0.5	41,952	1,574
Ritchie Bros Auctioneers Inc	0.5	37,343	1,490
Saia Inc *	0.5	19,069	1,787
SP Plus Corp *	0.4	38,264	1,416
Tennant Co	0.5	24,233	1,713
TriNet Group Inc *	0.5	24,256	1,509
TrueBlue Inc *	0.5	80,416	1,697
WillScot Corp, Cl A *	0.5	110,825	1,727
Other Securities (A)	9.7		32,111

			69,055

Information Technology — 20.0%
CACI International Inc, Cl A *	0.4	5,946	1,375
Carbonite Inc *	0.5	96,369	1,493
Cornerstone OnDemand Inc *	0.7	41,826	2,293
FireEye Inc *	0.7	183,380	2,446
Five9 Inc *	0.7	41,837	2,248
Lattice Semiconductor Corp *	0.4	77,840	1,423
LogMeIn Inc	0.9	39,798	2,824
MAXIMUS Inc	0.5	21,711	1,677
Perficient Inc *	0.9	80,287	3,097
Presidio Inc	0.5	95,458	1,613
Proofpoint Inc *	0.7	16,616	2,144
Switch Inc, Cl A	0.7	145,016	2,265
Other Securities (A)(B)(C)(G)	12.4		40,796

			65,694

Materials — 1.1%
Other Securities	1.1		3,679

Real Estate — 3.6%
Medical Properties Trust Inc ‡	0.4	71,424	1,397
Other Securities ‡(A)	3.2		10,522

			11,919

76	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 0.9%
Other Securities	0.9%		$2,893

Total Common Stock (Cost $296,215) ($ Thousands)			317,009

WARRANT — 0.0%
Other Securities	0.0		39

Total Warrant (Cost $68) ($ Thousands)			39

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 7.2%
SEI Liquidity Fund, L.P.
2.010% **†(F)	7.2%	23,698,539	$23,698

Total Affiliated Partnership (Cost $23,698) ($ Thousands)			23,698

CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	3.4	11,045,819	11,046

Total Cash Equivalent (Cost $11,046) ($ Thousands)			11,046

Total Investments in Securities — 107.1% (Cost $331,027)($ Thousands)			$351,792

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)

Russell 2000 Index E-MINI	37	Dec-2019	$2,885	$ 2,821	$ (64)

Percentages are based on a Net Assets of $328,562 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019, was $23,082 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $1,322 ($ Thousands) and represented 0.4% of Net Assets (see Note 2).

(D)	Securities considered restricted. The total market value of such securities as of September 30, 2019 was $58 ($ Thousands) and represented 0.0% of Net Assets (See Note 2).

(E)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $1,749 ($ Thousands), or 0.5% of Net Assets (see Note 2).

(F)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $23,698 ($ Thousands).

(G)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2019 was $87 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	316,922	–	87	317,009
Warrant	–	39	–	39
Affiliated Partnership	–	23,698	–	23,698
Cash Equivalent	11,046	–	–	11,046

Total Investments in Securities	327,968	23,737	87	351,792

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(64)	–	–	(64)

Total Other Financial Instruments	(64)	–	–	(64)

* Futures contracts are valued at the unrealized depreciation on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	77

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Small Cap Growth Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$25,165	$107,771	$(109,245)	$5	$2	$23,698	23,698,539	$209	$—
SEI Daily Income Trust, Government Fund, Cl F	17,517	94,958	(101,429)	—	—	$11,046	11,045,819	178	—

Totals	$42,682	$202,729	$(210,674)	$5	$2	$34,744	34,744,358	$387	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Managed Small/Mid Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.9%

Communication Services — 2.7%
IAC/InterActiveCorp *	1.1%	43,031	$9,379
Nexstar Media Group Inc, Cl A (A)	0.5	39,210	4,012
Other Securities (A)	1.1		9,891

			23,282

Consumer Discretionary — 12.6%
Lithia Motors Inc, Cl A	0.9	56,842	7,525
Modine Manufacturing Co *	0.7	579,177	6,585
Pool Corp	0.6	24,064	4,854
Six Flags Entertainment Corp	0.9	149,154	7,576
Skechers U.S.A. Inc, Cl A *	0.4	95,273	3,558
Urban Outfitters Inc *	0.4	124,232	3,490
Wendy’s Co/The	0.6	255,433	5,104
Other Securities (A)	8.1		70,811

			109,503

Consumer Staples — 4.8%
Hostess Brands Inc, Cl A *	0.7	455,006	6,363
Pilgrim’s Pride Corp *	0.5	141,116	4,522
Spectrum Brands Holdings Inc (A)	0.5	73,758	3,888
Other Securities (A)	3.1		26,759

			41,532

Energy — 1.4%
Other Securities (A)	1.4		12,156

Financials — 18.2%
American Equity Investment Life Holding Co	0.8	291,562	7,056
BankUnited Inc	0.6	170,921	5,746
BGC Partners Inc, Cl A	0.6	876,359	4,820
Columbia Banking System Inc (A)	0.5	124,842	4,607
First Commonwealth Financial Corp	0.4	313,357	4,161
FNB Corp/PA (A)	0.8	577,205	6,655

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hanover Insurance Group Inc/The, Cl A	0.4%	25,705	$3,484
National General Holdings Corp	0.6	241,308	5,555
OFG Bancorp	0.5	188,441	4,127
PacWest Bancorp	0.8	184,724	6,713
Starwood Property Trust Inc ‡	0.7	240,140	5,816
Umpqua Holdings Corp	0.5	285,803	4,704
Other Securities ‡(A)	11.0		95,459

			158,903

Health Care — 10.7%
Ligand Pharmaceuticals Inc *(A)	0.5	45,961	4,575
Magellan Health Inc *	0.5	72,448	4,499
Syneos Health Inc, Cl A *(A)	0.8	126,943	6,755
Tivity Health Inc *(A)	0.5	260,511	4,332
Other Securities (A)	8.4		72,993

			93,154

Industrials — 15.7%
Colfax Corp *(A)	0.5	139,268	4,047
CoStar Group Inc *	0.5	7,222	4,284
Genesee & Wyoming Inc, Cl A *	0.7	56,029	6,192
IAA Inc *	1.2	243,005	10,141
KAR Auction Services Inc	0.8	271,436	6,664
Teledyne Technologies Inc *	1.0	27,753	8,936
XPO Logistics Inc *(A)	0.5	56,076	4,013
Other Securities (A)	10.5		92,191

			136,468

Information Technology — 14.3%
ACI Worldwide Inc *	1.5	415,167	13,005
Cadence Design Systems Inc *	0.4	53,461	3,533
Cypress Semiconductor Corp	0.5	171,349	3,999
EVERTEC Inc	0.4	113,185	3,534
j2 Global Inc *(A)	0.9	89,262	8,107
MAXIMUS Inc	0.5	53,612	4,142
Super Micro Computer Inc *	0.8	345,310	6,630
Wix.com Ltd *	0.4	32,447	3,788
Other Securities (A)	8.9		77,450

			124,188

Materials — 5.7%
Ashland Global Holdings Inc	0.4	46,410	3,576
Commercial Metals Co, Cl A (A)	0.6	306,621	5,329
FMC Corp	1.3	126,012	11,049
Silgan Holdings Inc	0.8	221,809	6,662
Other Securities (A)	2.6		22,811

			49,427

Real Estate — 7.6%
Gaming and Leisure Properties Inc ‡	0.7	164,643	6,296
Howard Hughes Corp/The *(A)	0.5	30,552	3,960
Medical Properties Trust Inc ‡	1.0	428,546	8,382
Other Securities ‡(A)	5.4		47,789

			66,427

SEI Institutional Managed Trust / Annual Report / September 30, 2019	79

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Managed Small/Mid Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Utilities — 4.2%
Other Securities	4.2%		$36,611

Total Common Stock (Cost $600,246) ($ Thousands)			851,651

RIGHTS — 0.0%
Other Securities(B)*	0.0		103

Total Rights (Cost $–) ($ Thousands)			103

AFFILIATED PARTNERSHIP — 9.0%
SEI Liquidity Fund, L.P.
2.010% **†(C)	9.0	78,151,135	78,149

Total Affiliated Partnership (Cost $78,150) ($ Thousands)			78,149

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	2.2	18,992,409	18,992

Total Cash Equivalent (Cost $18,992) ($ Thousands)			18,992

Total Investments in Securities — 109.1%
(Cost $697,388)($ Thousands)			$948,895

Percentages are based on a Net Assets of $869,809 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019, was $76,613 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $103 ($ Thousands) and represented 0.0% of Net Assets (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $78,149 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	851,651	–	–	851,651
Rights	103	–	–	103
Affiliated Partnership	–	78,149	–	78,149
Cash Equivalent	18,992	–	–	18,992

Total Investments in Securities	870,746	78,149	–	948,895

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$173,797	$165,190	$(260,906)	$54	$14	$78,149	78,151,135	$361	$—
SEI Daily Income Trust, Government Fund, Cl F	32,302	111,898	(125,208)	—	—	18,992	18,992,409	435	—

Totals	$206,099	$277,088	$(386,114)	$54	$14	$97,141	97,143,544	$796	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Mid-Cap Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.0%

Communication Services — 2.7%
CenturyLink Inc	0.7%	61,600	$769
Other Securities	2.0		2,092

			2,861

Consumer Discretionary — 12.8%
Chipotle Mexican Grill Inc, Cl A *	0.8	1,060	891
Expedia Group Inc	0.8	5,900	793
Hilton Worldwide Holdings Inc	0.9	10,100	940
Royal Caribbean Cruises Ltd	0.7	7,100	769
Whirlpool Corp	0.7	4,600	728
Yum China Holdings Inc	0.8	19,600	890
Other Securities	8.1		8,489

			13,500

Consumer Staples — 5.2%
Archer-Daniels-Midland Co	0.8	21,100	867
Tyson Foods Inc, Cl A	1.0	12,200	1,051
Other Securities	3.4		3,605

			5,523

Energy — 2.4%
HollyFrontier Corp	0.7	14,200	762
ONEOK Inc	0.8	11,100	818
Other Securities	0.9		965

			2,545

Financials — 11.6%
Ameriprise Financial Inc	0.9	6,600	971
Citizens Financial Group Inc	0.8	23,100	817
CNA Financial Corp	0.5	11,200	552
Discover Financial Services	0.7	9,500	770
Fifth Third Bancorp	0.8	30,500	835
Loews Corp	0.7	13,500	695
Other Securities ‡	7.2		7,629

			12,269

Health Care — 10.9%
Cerner Corp	0.8	12,200	832
Cooper Cos Inc/The, Cl A	0.7	2,500	742
Hologic Inc *	0.7	15,200	767

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Incyte Corp *	0.8%	11,000	$817
IQVIA Holdings Inc *	0.9	6,400	956
STERIS PLC	0.7	5,300	766
Veeva Systems Inc, Cl A *	0.7	4,800	733
West Pharmaceutical Services Inc	0.7	5,200	737
Zimmer Biomet Holdings Inc	0.9	7,300	1,002
Other Securities	4.0		4,110

			11,462

Industrials — 13.7%
AMETEK Inc	0.7	8,700	799
Arconic Inc	0.8	33,500	871
CoStar Group Inc *	0.8	1,380	819
Cummins Inc	1.0	6,600	1,074
PACCAR Inc	1.0	14,500	1,015
United Airlines Holdings Inc *	0.7	8,400	743
Other Securities	8.7		9,199

			14,520

Information Technology — 17.5%
ANSYS Inc *	0.7	3,500	775
Booz Allen Hamilton Holding Corp, Cl A	0.8	11,500	817
CDW Corp/DE	1.0	8,500	1,048
FleetCor Technologies Inc *	0.9	3,400	975
Fortinet Inc *	0.8	10,800	829
Keysight Technologies Inc *	0.8	8,900	866
Lam Research Corp	1.1	4,900	1,132
Leidos Holdings Inc	0.9	10,500	902
Symantec Corp, Cl A	0.7	31,500	744
Synopsys Inc *	1.0	7,600	1,043
Other Securities	8.8		9,305

			18,436

Materials — 4.4%
Martin Marietta Materials Inc, Cl A	0.7	2,800	767
Vulcan Materials Co	0.9	5,900	892
Other Securities	2.8		2,983

			4,642

Real Estate — 9.8%
CBRE Group Inc, Cl A *	0.9	18,300	970
SBA Communications Corp, Cl A ‡	0.7	3,200	772
Ventas Inc ‡	0.9	13,000	949
VEREIT Inc ‡	0.8	83,000	812
Other Securities ‡	6.5		6,876

			10,379

Utilities — 6.0%
NRG Energy Inc	0.8	20,800	824
Public Service Enterprise Group Inc	1.0	16,400	1,018
UGI Corp	0.7	14,900	749

SEI Institutional Managed Trust / Annual Report / September 30, 2019	81

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Mid-Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Other Securities	3.5%		$3,702

			6,293

Total Common Stock (Cost $95,187) ($ Thousands)			102,430

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	3.0	3,143,461	3,143

Total Cash Equivalent (Cost $3,143) ($ Thousands)			3,143

Total Investments in Securities — 100.0%
(Cost $98,330)($ Thousands)			$105,573

Percentages are based on a Net Assets of $105,600 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

Ltd. — Limited

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

As of September 30, 2019, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$1,664	$(1,664)	$—	$—	$—	—	$4	$—
SEI Daily Income Trust, Government Fund, Cl F	5,637	39,171	(41,665)	—	—	3,143	3,143,461	80	—

Totals	$5,637	$40,835	$(43,329)	$–	$–	$3,143	3,143,461	$84	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

U.S. Managed Volatility Fund

† Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Communication Services — 8.1%
AT&T Inc	1.2%	560,800	$21,221
Comcast Corp, Cl A	0.9	370,900	16,720
Omnicom Group Inc	0.8	177,943	13,933
Verizon Communications	1.9	582,177	35,140
Other Securities	3.3		61,362

			148,376

Consumer Discretionary — 7.2%
AutoZone Inc *	1.1	19,300	20,933
Target Corp, Cl A	1.9	320,200	34,233
Other Securities	4.2		76,556

			131,722

Consumer Staples — 12.8%
Altria Group Inc	0.9	385,284	15,758
Coca-Cola Co/The	0.8	277,127	15,087
Hershey Co/The	0.7	84,328	13,070
JM Smucker Co/The	0.9	146,711	16,141
Kroger Co/The	0.7	524,000	13,509
PepsiCo Inc	0.8	101,667	13,939
Tyson Foods Inc, Cl A	1.3	267,250	23,021
Walgreens Boots Alliance Inc	0.6	205,400	11,361
Walmart Inc	1.2	187,800	22,288
Other Securities	4.9		90,976

			235,150

Energy — 2.4%
Chevron Corp	0.6	97,600	11,575
Phillips 66	0.7	122,600	12,554
Other Securities	1.1		20,755

			44,884

Financials — 16.1%
Aflac Inc	1.1	402,300	21,048
Allstate Corp/The	1.5	253,100	27,507
American Financial Group Inc/OH	1.0	177,246	19,116
Annaly Capital Management Inc ‡	0.7	1,479,500	13,020
Berkshire Hathaway Inc, Cl B *	1.3	112,100	23,319

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cboe Global Markets Inc	0.7%	106,200	$12,203
CME Group Inc	0.8	64,757	13,686
Other Securities ‡	9.0		166,075

			295,974

Health Care — 9.0%
Johnson & Johnson	1.6	223,100	28,865
Merck & Co Inc	1.9	411,701	34,657
Pfizer Inc	1.5	754,300	27,102
Other Securities	4.0		74,926

			165,550

Industrials — 10.0%
Eaton Corp PLC	0.6	137,400	11,425
Huntington Ingalls Industries Inc, Cl A	0.6	54,205	11,480
Lockheed Martin Corp	0.7	31,465	12,273
Raytheon Co	1.3	117,901	23,131
Republic Services Inc	1.8	383,306	33,175
Waste Management Inc	1.8	290,020	33,352
Other Securities	3.2		59,881

			184,717

Information Technology — 14.1%
Amdocs Ltd	2.0	540,205	35,713
Booz Allen Hamilton Holding Corp, Cl A	0.6	164,651	11,694
CDK Global Inc	0.7	276,121	13,279
Cisco Systems Inc	1.5	537,800	26,573
Intel Corp	1.2	440,000	22,673
International Business Machines Corp	0.7	90,300	13,132
Motorola Solutions Inc	0.9	96,239	16,400
Oracle Corp, Cl B	1.3	424,000	23,333
Paychex Inc	0.7	154,102	12,755
Western Union Co/The	0.9	715,900	16,587
Other Securities	3.6		67,723

			259,862

Materials — 3.7%
Ecolab Inc	0.7	60,266	11,935
Sonoco Products Co	0.6	197,220	11,480
Other Securities	2.4		44,305

			67,720

Real Estate — 3.9%
Other Securities ‡	3.9		71,036

Utilities — 10.0%
American Electric Power Co Inc	0.9	172,521	16,163
DTE Energy Co	1.0	145,994	19,411
Entergy Corp	1.1	176,000	20,655
Exelon Corp	1.4	520,300	25,136
Pinnacle West Capital Corp	0.8	149,190	14,482

SEI Institutional Managed Trust / Annual Report / September 30, 2019	83

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

U.S. Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($Thousands)

COMMON STOCK (continued)
Other Securities	4.8%		$87,413

			183,260

Total Common Stock (Cost $1,481,403) ($Thousands)			1,788,251

Description	Percentage of Net Assets (%)	Shares	Market Value ($Thousands)

CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	2.4%	44,041,113	$44,041

Total Cash Equivalent (Cost $44,041) ($Thousands)			44,041

Total Investments in Securities — 99.7% (Cost $1,525,444)($Thousands)			$1,832,292

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	162	Dec-2019	$24,369	$24,126	$(243)

Percentages are based on a Net Assets of $1,838,132 ($Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,788,251	–	–	1,788,251
Cash Equivalent	44,041	–	–	44,041

Total Investments in Securities	1,832,292	–	–	1,832,292

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(243)	–	–	(243)

Total Other Financial Instruments	(243)	–	–	(243)

*	Futures Contracts are valued at the unrealized depreciation on the instrument.

For the year September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$28,046	$545,510	$(529,515)	$—	$—	$44,041	44,041,113	$780	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

84	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Global Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Australia — 3.4%
Newcrest Mining Ltd	0.7%	405,260	$9,498
Other Securities	2.7		34,486

			43,984

Austria — 0.4%
Other Securities	0.4		5,337

Belgium — 0.5%
Other Securities	0.5		6,668

Bermuda — 0.9%
Other Securities	0.9		11,671

Canada — 7.4%
Atco Ltd/Canada, Cl I	0.3	95,251	3,488
BCE Inc	0.8	218,926	10,598
Canadian Utilities Ltd, Cl A	0.3	127,486	3,760
Other Securities ‡	6.0		76,342

			94,188

Denmark — 0.8%
Carlsberg A/S, Cl B	0.8	66,759	9,870
Other Securities	0.0		—

			9,870

Finland — 0.2%
Other Securities	0.2		2,395

France — 1.3%
Veolia Environnement SA	0.6	330,071	8,370
Other Securities	0.7		8,526

			16,896

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Germany — 1.5%
Other Securities (A)	1.5%		$19,041

Guernsey — 0.3%
Other Securities	0.3		3,447

Hong Kong — 4.0%
CLP Holdings Ltd, Cl B	1.2	1,496,656	15,722
Link ‡	0.6	656,500	7,240
Other Securities	2.2		27,710

			50,672

Ireland — 0.1%
Other Securities	0.1		1,479

Israel — 1.8%
Bank Leumi Le-Israel BM	0.8	1,518,135	10,803
Other Securities	1.0		11,850

			22,653

Italy — 0.6%
Other Securities	0.6		7,946

Japan — 10.2%
Japan Post Holdings Co Ltd	0.7	924,500	8,511
KDDI Corp	0.8	365,900	9,564
Mizuho Financial Group Inc	0.7	6,066,100	9,295
Nippon Telegraph & Telephone Corp	0.8	198,600	9,475
NTT DOCOMO Inc	0.8	396,400	10,098
Okinawa Cellular Telephone Co	0.0	800	26
Other Securities ‡	6.4		83,603

			130,572

Netherlands — 0.0%
Other Securities	0.0		460

New Zealand — 1.7%
Other Securities ‡	1.7		22,220

Norway — 1.7%
Orkla ASA	0.8	1,121,459	10,215
Telenor ASA	0.8	509,045	10,228
Other Securities	0.1		1,186

			21,629

Portugal — 0.1%
Other Securities	0.1		1,191

SEI Institutional Managed Trust / Annual Report / September 30, 2019	85

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Global Managed Volatility Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Singapore — 1.2%
Other Securities ‡	1.2%		$15,899

Spain — 0.0%
Other Securities	0.0		190

Sweden — 1.7%
ICA Gruppen AB	1.0	286,289	13,243
Other Securities	0.7		8,406

			21,649

Switzerland — 5.7%
Nestle SA	0.8	100,371	10,899
Novartis AG	0.7	98,011	8,506
Roche Holding AG	1.3	55,951	16,297
Swisscom AG	0.9	22,869	11,291
Other Securities	2.0		26,148

			73,141

United Kingdom — 2.2%
Diageo PLC	0.6	187,565	7,704
Other Securities ‡	1.6		20,937

			28,641

United States — 50.0%
Bank of America Corp	0.7	285,195	8,319
CenterPoint Energy Inc	0.7	274,193	8,275
Chemed Corp	1.0	30,669	12,806
Citrix Systems Inc	0.6	85,329	8,236
Coca-Cola Co/The	1.1	250,759	13,651
Coca-Cola European Partners PLC	0.7	159,839	8,863
Colgate-Palmolive Co	0.9	148,727	10,933
Costco Wholesale Corp	0.9	38,004	10,949
Danaher Corp, Cl A	0.6	56,869	8,214
DTE Energy Co	0.6	56,193	7,471
Encompass Health Corp	0.6	116,978	7,402
Globe Life Inc	0.6	85,042	8,144
Hershey Co/The	0.7	53,401	8,277
Home Depot Inc/The	1.0	57,483	13,337
Lincoln National Corp	0.7	157,367	9,492
Lockheed Martin Corp	0.7	22,413	8,742
Motorola Solutions Inc	0.6	48,448	8,256
PepsiCo Inc	1.2	116,222	15,934
Procter & Gamble Co/The	1.1	112,730	14,021
Prudential Financial Inc	0.6	87,087	7,833
Southern Co/The	0.6	122,445	7,563
Starwood Property Trust Inc ‡	0.6	302,011	7,315
Universal Health Services Inc, Cl B	0.7	61,528	9,152
US Bancorp	0.6	135,984	7,525
Verizon Communications Inc	0.7	156,710	9,459
Walmart Inc	0.6	63,518	7,538
Waste Management Inc	0.7	82,904	9,534
Western Union Co/The	0.7	358,978	8,318

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

United States (continued)
Yum! Brands Inc	0.9%	104,707	$11,877
Other Securities ‡	28.3		363,226

			640,662

Total Common Stock (Cost $1,079,064) ($ Thousands)			1,252,501

PREFERRED STOCK — 0.1%

Germany — 0.1%
Other Securities	0.1		587

Sweden — 0.0%
Other Securities	0.0		328

Total Preferred Stock (Cost $1,179) ($ Thousands)			915

RIGHT — 0.0%

Australia — 0.0%
Other Securities	0.0		6

Total Right (Cost $–) ($ Thousands)			6

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	1.2	15,285,892	15,286

Total Cash Equivalent (Cost $15,286) ($ Thousands)			15,286

Total Investments in Securities — 99.0% (Cost $1,095,529)($ Thousands)			$1,268,708

86	SEI Institutional Managed Trust / Annual Report / September 30, 2019

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro STOXX 50	37	Dec-2019	$1,438	$1,434	$16
FTSE 100 Index	10	Dec-2019	908	910	13
Hang Seng Index	2	Nov-2019	332	332	–
S&P 500 Index E-MINI	48	Dec-2019	7,221	7,148	(72)
SPI 200 Index	4	Dec-2019	454	451	(1)
TOPIX Index	6	Dec-2019	886	882	(6)

			$11,239	$11,157	$(50)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Brown Brothers Harriman	10/15/19	USD	319	DKK	2,159	$ (3)
Brown Brothers Harriman	10/15/19	USD	548	SGD	755	(1)
Brown Brothers Harriman	10/15/19	USD	792	NOK	7,129	(7)
Brown Brothers Harriman	10/15/19	USD	806	NZD	1,275	(6)
Brown Brothers Harriman	10/15/19	USD	19	SEK	186	—
Brown Brothers Harriman	10/15/19	USD	818	SEK	7,930	(10)
Brown Brothers Harriman	10/15/19	USD	1,117	GBP	898	(9)
Brown Brothers Harriman	10/15/19	USD	1,590	AUD	2,341	(11)
Brown Brothers Harriman	10/15/19	USD	79	HKD	615	—
Brown Brothers Harriman	10/15/19	USD	1,875	HKD	14,687	(1)
Brown Brothers Harriman	10/15/19	USD	2,525	CHF	2,500	(15)
Brown Brothers Harriman	10/15/19	USD	2,779	EUR	2,522	(28)
Brown Brothers Harriman	10/15/19	USD	2,776	CAD	3,681	5
Brown Brothers Harriman	10/15/19	USD	293	CAD	387	(1)
Brown Brothers Harriman	10/15/19	USD	315	JPY	34,006	—
Brown Brothers Harriman	10/15/19	USD	4,635	JPY	498,784	(15)
Brown Brothers Harriman	10/15/19	GBP	12,343	USD	15,258	41
Brown Brothers Harriman	10/15/19	GBP	193	USD	238	—
Brown Brothers Harriman	10/15/19	SGD	12,706	USD	9,212	21
Brown Brothers Harriman	10/15/19	NZD	18,415	USD	11,811	263
Brown Brothers Harriman	10/15/19	NZD	413	USD	259	—
Brown Brothers Harriman	10/15/19	DKK	35,865	USD	5,298	54
Brown Brothers Harriman	10/15/19	DKK	16	USD	2	—
Brown Brothers Harriman	10/15/19	AUD	38,135	USD	26,153	422
Brown Brothers Harriman	10/15/19	CHF	39,297	USD	39,638	177
Brown Brothers Harriman	10/15/19	CHF	78	USD	79	—
Brown Brothers Harriman	10/15/19	EUR	42,039	USD	46,322	444
Brown Brothers Harriman	10/15/19	EUR	19	USD	21	—
Brown Brothers Harriman	10/15/19	CAD	59,192	USD	44,951	232
Brown Brothers Harriman	10/15/19	CAD	1,450	USD	1,094	(2)
Brown Brothers Harriman	10/15/19	NOK	105,255	USD	11,734	145
Brown Brothers Harriman	10/15/19	SEK	116,704	USD	12,064	182
Brown Brothers Harriman	10/15/19	HKD	2,314	USD	296	1
Brown Brothers Harriman	10/15/19	HKD	226,349	USD	28,874	(7)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	87

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Global Managed Volatility Fund (Concluded)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/15/19	JPY	7,450,520	USD	69,278	$269
Brown Brothers Harriman	10/15/19	JPY	160,441	USD	1,485	(1)

						$2,139

Percentages are based on a Net Assets of $1,281,941 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $734 ($ Thousands) and represented 0.1% of Net Assets of the Fund (See Note 2).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

Ltd — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P— Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,229,883	22,618	–	1,252,501
Preferred Stock	915	–	–	915
Right	6	–	–	6
Cash Equivalent	15,286	–	–	15,286

Total Investments in Securities	1,246,090	22,618	–	1,268,708

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	29	–	–	29
Unrealized Depreciation	(79)	–	–	(79)
Forwards Contracts*
Unrealized Appreciation	–	2,256	–	2,256
Unrealized Depreciation	–	(117)	–	(117)

Total Other Financial Instruments	(50)	2,139	–	2,089

* Futures contracts and forwards contracts are valued at unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for the change in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$26,205	$205,027	$(215,946)	$—	$—	$15,286	15,285,892	$302	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

88	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Managed Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.4%

Communication Services — 5.5%
Verizon Communications Inc	2.2%	390,251	$23,555
Walt Disney Co/The	1.2	99,968	13,028
Other Securities	2.1		23,212

			59,795

Consumer Discretionary — 6.2%
AutoZone Inc *	1.0	10,000	10,846
Darden Restaurants Inc	0.7	65,500	7,743
McDonald’s Corp	0.9	46,958	10,082
Other Securities	3.6		38,847

			67,518

Consumer Staples — 12.8%
Church & Dwight Co Inc	0.7	96,220	7,240
Costco Wholesale Corp	0.8	28,955	8,342
PepsiCo Inc	0.7	60,205	8,254
Sysco Corp, Cl A	0.7	93,118	7,394
Tyson Foods Inc, Cl A	1.4	183,000	15,764
Walmart Inc	2.5	231,880	27,520
Other Securities	6.0		65,261

			139,775

Energy — 1.8%
Other Securities	1.8		20,006

Financials — 17.6%
Arch Capital Group Ltd *	0.7	193,014	8,103
Berkshire Hathaway Inc, Cl B *	1.2	64,800	13,480
Cboe Global Markets Inc	0.8	72,973	8,385
CME Group Inc	0.7	35,480	7,498
Everest Re Group Ltd	1.0	40,465	10,767
Progressive Corp/The	0.8	115,800	8,946
RenaissanceRe Holdings Ltd	1.4	79,986	15,473
Travelers Cos Inc/The	1.1	83,472	12,411
Other Securities ‡	9.9		106,962

			192,025

Health Care — 14.3%
Anthem Inc	1.0	44,047	10,576

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Baxter International Inc	0.7%	87,932	$7,691
Eli Lilly & Co	1.5	145,108	16,227
Humana Inc	0.7	32,022	8,187
Johnson & Johnson	2.3	195,171	25,251
Merck & Co Inc	2.0	261,951	22,051
Pfizer Inc	2.0	598,608	21,508
UnitedHealth Group Inc	0.7	35,650	7,747
Other Securities	3.4		37,049

			156,287

Industrials — 10.2%
Boeing Co/The	1.1	32,700	12,441
Lockheed Martin Corp	0.9	25,675	10,015
Northrop Grumman Corp	1.3	38,339	14,369
Raytheon Co	1.4	76,834	15,074
Republic Services Inc	1.2	146,100	12,645
Waste Management Inc	1.4	133,069	15,303
Other Securities	2.9		31,466

			111,313

Information Technology — 12.7%
Amdocs Ltd	1.4	226,513	14,975
Apple Inc	1.5	75,762	16,968
Cisco Systems Inc	1.4	306,400	15,139
Intel Corp	1.4	307,300	15,835
Microsoft Corp	1.1	85,745	11,921
Motorola Solutions Inc	1.4	88,463	15,075
Oracle Corp, Cl B	0.9	176,000	9,685
Synopsys Inc *	0.9	74,285	10,196
Other Securities	2.7		29,634

			139,428

Materials — 2.0%
Other Securities	2.0		21,466

Real Estate — 2.4%
Other Securities ‡	2.4		26,207

Utilities — 12.9%
American Electric Power Co Inc	1.1	126,191	11,823
Consolidated Edison Inc	1.3	154,877	14,631
Edison International	0.8	120,856	9,115
Entergy Corp	1.3	119,200	13,989
Eversource Energy	0.8	105,451	9,013
Exelon Corp	1.0	227,300	10,981
NextEra Energy Inc	0.7	32,916	7,669
Public Service Enterprise Group Inc	1.0	183,544	11,394
WEC Energy Group Inc	0.9	107,799	10,252
Other Securities	4.0		42,563

			141,430

Total Common Stock
(Cost $642,989) ($ Thousands)			1,075,250

SEI Institutional Managed Trust / Annual Report / September 30, 2019	89

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Managed Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	1.7%	18,322,409	$18,322

Total Cash Equivalent
(Cost $18,322) ($ Thousands)			18,322

Total Investments in Securities — 100.1%
(Cost $661,311)($ Thousands)			$1,093,572

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	39	Dec-2019	$5,872	$5,808	$(64)

Percentages are based on a Net Assets of $1,092,519 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

Ltd. — Limited

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,075,250	–	–	1,075,250
Cash Equivalent	18,322	–	–	18,322

Total Investments in Securities	1,093,572	–	–	1,093,572

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(64)	–	–	(64)

Total Other Financial Instruments	(64)	–	–	(64)

* Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 17,479	$ 225,406	($224,563)	—	—	$ 18,322	18,322,409	$ 505	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

90	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Managed International Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.4%

Australia — 7.5%
AGL Energy Ltd	0.6%	184,749	$2,387
ASX Ltd	0.5	34,900	1,908
Coca-Cola Amatil Ltd	0.7	354,946	2,550
Rio Tinto Ltd	0.5	29,347	1,834
Woolworths Group Ltd	0.7	96,128	2,417
Other Securities ‡	4.5		16,915

			28,011

Austria — 1.4%
Other Securities	1.4		5,264

Belgium — 1.4%
Colruyt SA	0.5	37,589	2,061
Other Securities	0.9		3,182

			5,243

Canada — 2.5%
TELUS Corp	0.7	70,718	2,518
Toronto-Dominion Bank/The	0.8	50,010	2,918
Other Securities	1.0		3,869

			9,305

Denmark — 1.8%
Other Securities	1.8		6,878

Finland — 1.0%
Other Securities	1.0		3,793

France — 6.8%
Cie Generale des Etablissements Michelin SCA	0.6	19,013	2,123
Engie SA	0.7	171,620	2,803
Orange SA	0.7	160,655	2,521
Sanofi	1.7	67,759	6,283

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

France (continued)
TOTAL SA	0.5%	37,626	$1,964
Other Securities	2.6		9,942

			25,636

Germany — 5.7%
Deutsche Telekom AG	0.6	124,294	2,086
Hannover Rueck SE	0.9	19,271	3,259
Merck KGaA	0.8	26,810	3,021
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1.0	14,877	3,850
Other Securities	2.4		8,947

			21,163

Hong Kong — 3.9%
CLP Holdings Ltd, Cl B	0.8	270,000	2,836
Other Securities ‡	3.1		11,763

			14,599

Ireland — 0.2%
Other Securities ‡	0.2		704

Israel — 1.5%
Bank Hapoalim BM	0.6	299,897	2,366
Other Securities	0.9		3,388

			5,754

Italy — 2.2%
Enel SpA	0.7	349,777	2,612
Other Securities	1.5		5,500

			8,112

Japan — 22.8%
Astellas Pharma Inc	0.8	208,800	2,972
ITOCHU Corp	0.6	105,500	2,178
Itochu Enex Co Ltd	0.1	64,000	486
Japan Post Holdings Co Ltd	0.6	259,600	2,390
JXTG Holdings Inc	0.3	249,000	1,134
KDDI Corp	1.1	151,200	3,952
Mizuho Financial Group Inc	0.9	2,230,200	3,417
Nippo Corp	0.3	49,900	923
Nippon Telegraph & Telephone Corp	1.4	108,800	5,191
NTT DOCOMO Inc	0.6	91,200	2,323
Okinawa Cellular Telephone Co	0.0	3,100	102
West Japan Railway Co	0.5	21,900	1,850
Other Securities ‡	15.6		58,397

			85,315

Netherlands — 1.8%
Koninklijke Ahold Delhaize NV	0.6	85,246	2,133
NN Group NV	0.7	78,056	2,769
Other Securities	0.5		1,904

			6,806

SEI Institutional Managed Trust / Annual Report / September 30, 2019	91

SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Managed International Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

New Zealand — 1.9%
Fisher & Paykel Healthcare Corp Ltd	0.5%	171,849	$1,864
Other Securities ‡	1.4		5,335

			7,199

Norway — 1.2%
Other Securities	1.2		4,564

Portugal — 0.1%
Other Securities	0.1		241

Singapore — 4.4%
CapitaLand Mall Trust ‡	0.7	1,336,100	2,541
DBS Group Holdings Ltd	0.8	167,700	3,032
Olam International Ltd	0.0	78,000	101
Singapore Technologies
Engineering Ltd	0.3	450,200	1,250
Singapore Telecommunications Ltd	0.2	384,400	862
Other Securities ‡	2.4		8,616

			16,402

Spain — 2.5%
Endesa SA	1.2	164,032	4,317
Iberdrola SA	0.8	269,790	2,805
Other Securities	0.5		2,151

			9,273

Sweden — 2.6%
ICA Gruppen AB	0.9	71,065	3,287
Other Securities	1.7		6,583

			9,870

Switzerland — 10.8%
Baloise Holding AG	0.6	12,851	2,304
Roche Holding AG	2.3	29,407	8,566
Swiss Life Holding AG	1.0	7,876	3,768
Swiss Re AG	0.6	22,796	2,380
Swisscom AG	0.6	4,083	2,016
Zurich Insurance Group AG	1.1	10,402	3,985
Other Securities	4.6		17,556

			40,575

United Kingdom — 11.4%
BAE Systems PLC	0.6	328,666	2,309
BP PLC	0.6	361,923	2,301
GlaxoSmithKline PLC	1.2	213,347	4,587
HSBC Holdings PLC	0.7	356,818	2,746
Tate & Lyle PLC	0.6	248,841	2,257
Other Securities ‡	7.7		28,684

			42,884

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

United States — 1.0%
Coca-Cola European Partners PLC	0.6%	42,211	$2,341
Other Securities	0.4		1,251

			3,592

Total Common Stock (Cost $323,437) ($ Thousands)			361,183

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	2.5	9,481,119	9,481

Total Cash Equivalent (Cost $9,481) ($ Thousands)			9,481

Total Investments in Securities — 98.9% (Cost $332,918)($ Thousands)			$370,664

92	SEI Institutional Managed Trust / Annual Report / September 30, 2019

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Euro STOXX 50	67	Dec-2019	$2,604	$2,597	$29
FTSE 100 Index	16	Dec-2019	1,451	1,456	22
Hang Seng Index	1	Nov-2019	166	166	–
SPI 200 Index	6	Dec-2019	682	676	–
TOPIX Index	13	Dec-2019	1,886	1,910	34

			$6,789	$6,805	$85

Percentages are based on a Net Assets of $374,778 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

FTSE— Financial Times and Stock Exchange

PLC — Public Limited Company

SPI — Share Price Index

TOPIX — Tokyo Stock Price Index

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	355,429	5,754	–	361,183
Cash Equivalent	9,481	–	–	9,481

Total Investments in Securities	364,910	5,754	–	370,664

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	85	–	–	85

Total Other Financial Instruments	85	–	–	85

* Futures contracts are valued at unrealized appreciation on the instrument.

For the year ended September 30, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 6,054	$ 47,308	$ (43,881)	$ —	$ —	$ 9,481	9,481,119	$ 227	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	93

SCHEDULE OF INVESTMENTS

September 30, 2019

Real Estate Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.5%

Real Estate — 98.5%
Alexandria Real Estate Equities Inc ‡	2.2%	20,560	$3,167
American Homes 4 Rent, Cl A ‡	1.2	68,250	1,767
Americold Realty Trust ‡	0.7	27,540	1,021
Apartment Investment & Management Co, Cl A ‡	1.7	44,930	2,343
AvalonBay Communities Inc ‡	4.0	26,370	5,678
Boston Properties Inc ‡	2.3	25,210	3,269
Brandywine Realty Trust ‡	0.7	63,450	961
Brixmor Property Group Inc ‡	0.9	64,610	1,311
Camden Property Trust ‡	1.5	19,310	2,144
CareTrust REIT Inc ‡	0.6	38,110	896
Columbia Property Trust Inc ‡	1.1	74,070	1,567
Cousins Properties Inc ‡	0.6	21,990	827
CubeSmart ‡	1.9	77,730	2,713
CyrusOne Inc ‡	2.8	49,720	3,933
DiamondRock Hospitality Co ‡	0.6	81,410	834
Digital Realty Trust Inc, Cl A ‡	1.2	13,030	1,691
Duke Realty Corp ‡	0.9	38,250	1,299
Empire State Realty Trust Inc, Cl A ‡	1.5	147,650	2,107
Equinix Inc ‡	6.4	15,630	9,015
Equity Residential ‡	5.5	90,470	7,804
Essex Property Trust Inc ‡	1.1	4,960	1,620
Extra Space Storage Inc ‡	2.1	25,410	2,968
Federal Realty Investment Trust ‡	0.9	9,460	1,288
HCP Inc ‡	4.8	192,450	6,857
Healthcare Trust of America Inc, Cl A ‡	1.2	59,960	1,762
Host Hotels & Resorts Inc ‡	2.1	174,830	3,023
Industrial Logistics Properties Trust ‡	0.5	35,160	747
Invitation Homes Inc ‡	2.4	117,160	3,469
Iron Mountain Inc ‡	1.0	41,970	1,359
JBG SMITH Properties ‡	2.2	78,430	3,075
Kilroy Realty Corp ‡	2.0	36,730	2,861
Liberty Property Trust ‡	2.1	57,260	2,939
Life Storage Inc ‡	1.6	21,240	2,239
Macerich Co/The ‡	0.7	32,820	1,037
Mack-Cali Realty Corp ‡	0.8	52,160	1,130
Mid-America Apartment Communities Inc ‡	1.4	15,640	2,033
Omega Healthcare Investors Inc ‡	1.5	50,960	2,130

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Park Hotels & Resorts Inc ‡	1.3%	72,060	$1,799
Prologis Inc ‡	6.8	113,040	9,633
Public Storage ‡	1.9	10,790	2,646
Regency Centers Corp ‡	1.0	20,590	1,431
Retail Opportunity Investments Corp ‡	1.2	95,920	1,749
Retail Properties of America Inc, Cl A ‡	1.8	208,400	2,567
Rexford Industrial Realty Inc ‡	1.0	32,250	1,420
Simon Property Group Inc ‡	4.1	36,932	5,748
Sun Communities Inc ‡	3.4	32,030	4,755
Taubman Centers Inc ‡	1.0	33,640	1,373
Ventas Inc ‡	4.7	91,210	6,661
Welltower Inc ‡	0.6	8,990	815
WP Carey Inc ‡	1.9	29,810	2,668
Other Securities ‡	1.1		1,638

Total Common Stock (Cost $108,375) ($ Thousands)			139,787

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F 1.800% **†	1.3	1,837,627	1,838

Total Cash Equivalent (Cost $1,838) ($ Thousands)			1,838

Total Investments in Securities — 99.8% (Cost $110,213) ($ Thousands)			$141,625

Percentages are based on a Net Assets of $141,892 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

L.P. — Limited Partnership

As of September 30, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

94	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$668	$809	$(1,477)	$—	$—	$—	$—	$1	$—
SEI Daily Income Trust, Government Fund, Cl F	2,582	46,503	(47,247)	—	—	1,838	1,837,627	52	—

Totals	$3,250	$47,312	$(48,724)	$—	$—	$1,838	1,837,627	$53	$—

Amounts designated as “-” are either $0 or have been rounded to be $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	95

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 10).

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 40.5%

Agency Mortgage-Backed Obligations — 35.6%
FHLMC
10.000%, 03/17/2026	$4	$4
7.500%, 05/01/2031 to 02/01/2038	418	470
7.000%, 05/01/2024 to 03/01/2039	193	213
6.500%, 10/01/2031 to 09/01/2039	261	295
6.000%, 03/01/2020 to 09/01/2038	516	569
5.500%, 06/01/2020 to 08/01/2037	278	307
5.000%, 04/01/2020 to 02/01/2049	14,864	16,042
4.500%, 06/01/2027 to 06/01/2049	25,937	27,500
4.000%, 10/01/2025 to 09/01/2049	77,284	81,360
3.500%, 12/01/2033 to 09/01/2049	127,946	133,625
3.000%, 03/01/2031 to 10/01/2049	97,897	99,983
2.500%, 06/01/2028 to 07/01/2032	7,376	7,465
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	199	212
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	71	85
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	356	398
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	968	1,117
FHLMC CMO, Ser 2007-3281, Cl AI, IO
4.403%, VAR LIBOR USD 1 Month+6.430%, 02/15/2037	69	13
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	126	143
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (A)	2	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2008-3451, Cl SB, IO
4.003%, VAR LIBOR USD 1 Month+6.030%, 05/15/2038	$30	$3
FHLMC CMO, Ser 2010-3621, Cl SB, IO
4.203%, VAR LIBOR USD 1 Month+6.230%, 01/15/2040	51	8
FHLMC CMO, Ser 2011-3947, Cl SG, IO
3.923%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	706	104
FHLMC CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	2,802	2,894
FHLMC CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	601	621
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	484	41
FHLMC CMO, Ser 2012-4054, Cl SA, IO
4.023%, VAR LIBOR USD 1 Month+6.050%, 08/15/2039	668	114
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	725	58
FHLMC CMO, Ser 2013-4174, Cl SA, IO
4.173%, VAR LIBOR USD 1 Month+6.200%, 05/15/2039	189	15
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	329	36
FHLMC CMO, Ser 2013-4203, Cl PS, IO
4.223%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	490	70
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	237	239
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	352	27
FHLMC CMO, Ser 2014-328, Cl S4, IO
2.166%, 02/15/2038 (B)	28	2
FHLMC CMO, Ser 2014-4335, Cl SW, IO
3.973%, VAR LIBOR USD 1 Month+6.000%, 05/15/2044	107	17
FHLMC CMO, Ser 2014-4415, Cl IO, IO
2.027%, 04/15/2041 (B)	347	20
FHLMC CMO, Ser 2016-353, Cl S1, IO
3.973%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	591	101
FHLMC CMO, Ser 2016-4639, Cl HZ
3.250%, 04/15/2053	1,649	1,782
FHLMC CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	2,899	2,990
FHLMC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	1,414	1,528
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	4,791	4,887
FHLMC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	381	394

96	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	$1,767	$1,823
FHLMC CMO, Ser 2018-4786, Cl DP
4.500%, 07/15/2042	981	1,014
FHLMC CMO, Ser 2018-4796, Cl AK
3.000%, 05/15/2048	3,612	3,682
FHLMC CMO, Ser 2018-4802, Cl A
3.000%, 06/15/2048	3,489	3,553
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	1,754	1,753
FHLMC CMO, Ser 2018-4818, Cl CA
3.000%, 04/15/2048	2,642	2,690
FHLMC CMO, Ser 2018-4846, Cl PA
4.000%, 06/15/2047	742	775
FHLMC CMO, Ser 2018-4846, Cl PF
2.378%, VAR LIBOR USD 1 Month+0.350%, 12/15/2048	414	412
FHLMC CMO, Ser 2018-4856, Cl FD
2.328%, VAR LIBOR USD 1 Month+0.300%, 08/15/2040	1,251	1,252
FHLMC CMO, Ser 2019-4897, Cl F
2.428%, VAR LIBOR USD 1 Month+0.400%, 07/15/2049	441	441
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1511, Cl A2
3.470%, 03/25/2031	6,300	7,059
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.739%, 07/25/2021 (B)	2	–
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.635%, 10/25/2021 (B)	249	7
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, Cl X1, IO
0.212%, 05/25/2023 (B)	33,084	134
FHLMC Multifamily Structured Pass-Through Certificates, Ser K064, Cl X1, IO
0.743%, 03/25/2027 (B)	4,944	197
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl A2
3.505%, 03/25/2029	1,150	1,275
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl XAM, IO
1.283%, 06/25/2029 (B)	4,850	485
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl X1, IO
1.016%, 06/25/2029 (B)	2,000	147
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl XAM, IO
1.372%, 06/25/2029 (B)	700	73
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl X1, IO
1.083%, 06/25/2029 (B)	1,100	84

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K157, Cl A2
3.990%, 05/25/2033 (B)	$3,550	$4,098
FHLMC Multifamily Structured Pass-Through Certificates, Ser K158, Cl A3
3.900%, 10/25/2033 (B)	2,000	2,310
FHLMC Multifamily Structured Pass-Through Certificates, Ser K723, Cl X1, IO
1.073%, 08/25/2023 (B)	7,519	225
FHLMC Multifamily Structured Pass-Through Certificates, Ser K735, Cl X1, IO
1.103%, 05/25/2026 (B)	1,600	90
FHLMC Multifamily Structured Pass-Through Certificates, Ser K735, Cl A2
2.862%, 05/25/2026	1,980	2,069
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.312%, 07/25/2026 (B)	3,000	224
FHLMC Multifamily Structured Pass-Through Certificates, Ser KL4F, Cl A2AS
3.683%, 10/25/2025 (B)	3,010	3,228
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	600	630
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A2
2.510%, 12/25/2025	890	908
FHLMC Multifamily Structured Pass-Through Certificates, Ser Q006, Cl APT2
2.490%, 09/25/2026 (B)	4,425	4,700
FHLMC Multifamily Structured Pass-Through Certificates, Ser S8FX, Cl A2
3.291%, 03/25/2027	320	343
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	475	497
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
4.218%, VAR ICE LIBOR USD 1 Month+2.200%, 02/25/2024	257	261
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
3.668%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	114	114
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M2
4.618%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027	85	86
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
3.218%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	411	412

SEI Institutional Managed Trust / Annual Report / September 30, 2019	97

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Pass-Through Certificates, Ser 2007-76, Cl 2A
2.328%, 10/25/2037 (B)	$114	$125
FNMA
7.500%, 10/01/2037 to 04/01/2039	152	185
7.000%, 09/01/2026 to 02/01/2039	577	651
6.500%, 05/01/2027 to 05/01/2040	225	253
6.000%, 10/01/2019 to 10/01/2040	2,054	2,341
5.500%, 02/01/2021 to 09/01/2056	7,499	8,415
5.000%, 01/01/2020 to 08/01/2049	57,759	63,296
4.500%, 04/01/2025 to 09/01/2057	79,385	84,462
4.350%, 04/01/2021	715	733
4.300%, 04/01/2021	226	232
4.182%, 11/25/2017	562	93
4.000%, 08/01/2020 to 06/01/2057	127,957	134,564
3.640%, 11/01/2028	400	443
3.590%, 12/01/2020	420	424
3.500%, 05/01/2033 to 03/01/2057	96,841	100,965
3.490%, 02/01/2033	1,315	1,473
3.480%, 08/01/2028	2,025	2,231
3.450%, 05/01/2034	2,365	2,608
3.410%, 10/01/2030	798	875
3.350%, 05/01/2029	110	120
3.340%, 07/01/2030	600	658
3.310%, 05/01/2031	100	109
3.300%, 04/01/2029	100	109
3.290%, 10/01/2020 to 09/01/2032	961	1,021
3.260%, 05/01/2029 to 10/01/2030	1,187	1,286
3.240%, 05/01/2029 to 06/01/2029	1,475	1,601
3.190%, 05/01/2029 to 05/01/2030	1,356	1,455
3.160%, 05/01/2029	289	311
3.120%, 06/01/2035	850	905
3.110%, 02/01/2028	465	499
3.090%, 05/01/2029	400	430
3.080%, 04/01/2030	488	521
3.070%, 01/01/2029	190	203
3.050%, 05/01/2024	483	493
3.040%, 04/01/2030	488	520
3.000%, 12/01/2031 to 10/01/2049	53,185	54,512
2.930%, 08/01/2031	800	843
2.920%, 08/01/2031	100	106
2.915%, 08/01/2031	600	632
2.900%, 11/01/2029	500	526
2.870%, 07/01/2031 to 08/01/2031	300	318
2.860%, 08/01/2031	500	529
2.850%, 08/01/2031	1,110	1,167
2.840%, 08/01/2031	100	106
2.830%, 04/01/2025	1,311	1,341
2.820%, 07/01/2027	589	616
2.810%, 08/01/2031	400	419
2.800%, 08/01/2031	200	209
2.790%, 08/01/2029	1,200	1,261

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.770%, 08/01/2031	$600	$626
2.765%, 08/01/2031	800	832
2.740%, 08/01/2029	400	418
2.670%, 09/01/2031 to 09/01/2034	300	311
2.500%, 02/01/2023 to 10/01/2042	1,690	1,697
2.450%, 09/01/2031	300	305
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.483%, 09/25/2022 (B)	12,538	137
FNMA ACES, Ser 2014-M2, Cl A2
3.513%, 12/25/2023 (B)	1,623	1,710
FNMA ACES, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (B)	440	462
FNMA ARM
4.419%, VAR 12 Month Treas Avg+1.963%, 11/01/2035	130	137
4.355%, VAR 12 Month Treas Avg+1.890%, 11/01/2035	503	527
4.292%, VAR 12 Month Treas Avg+1.839%, 10/01/2035	531	556
4.260%, VAR 12 Month Treas Avg+1.810%, 10/01/2035	88	92
3.123%, VAR ICE LIBOR USD 12 Month+1.620%, 03/01/2047	1,054	1,076
2.954%, VAR ICE LIBOR USD 12 Month+1.599%, 08/01/2047	791	807
2.748%, VAR ICE LIBOR USD 12 Month+1.578%, 06/01/2045	966	984
2.660%, VAR ICE LIBOR USD 12 Month+1.586%, 01/01/2046	3,476	3,530
2.616%, VAR ICE LIBOR USD 12 Month+1.583%, 05/01/2045	728	739
FNMA CMO STRIPS, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	437	30
FNMA CMO STRIPS, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	367	59
FNMA CMO STRIPS, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	372	78
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	181	189
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	444	466
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	202	231
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/25/2035	1,115	172
FNMA CMO, Ser 2006-112, Cl ST, IO
4.682%, VAR LIBOR USD 1 Month+6.700%, 11/25/2036	852	77
FNMA CMO, Ser 2008-22, Cl SI, IO
4.412%, VAR LIBOR USD 1 Month+6.430%, 03/25/2037	837	13
FNMA CMO, Ser 2009-103, Cl MB
4.462%, 12/25/2039 (B)	45	48

98	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (A)	$1,163	$1,029
FNMA CMO, Ser 2010-150, Cl SK, IO
4.512%, VAR LIBOR USD 1 Month+6.530%, 01/25/2041	289	57
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	1,768	2,009
FNMA CMO, Ser 2011-87, Cl SG, IO
4.532%, VAR LIBOR USD 1 Month+6.550%, 04/25/2040	240	30
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	141	3
FNMA CMO, Ser 2011-96, Cl SA, IO
4.532%, VAR LIBOR USD 1 Month+6.550%, 10/25/2041	995	174
FNMA CMO, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	78	6
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	347	20
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	369	22
FNMA CMO, Ser 2012-133, Cl CS, IO
4.132%, VAR LIBOR USD 1 Month+6.150%, 12/25/2042	319	57
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	32	34
FNMA CMO, Ser 2012-35, Cl SC, IO
4.482%, VAR LIBOR USD 1 Month+6.500%, 04/25/2042	181	30
FNMA CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	1,884	1,938
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	247	281
FNMA CMO, Ser 2012-70, Cl YS, IO
4.632%, VAR LIBOR USD 1 Month+6.650%, 02/25/2041	61	5
FNMA CMO, Ser 2012-74, Cl SA, IO
4.632%, VAR LIBOR USD 1 Month+6.650%, 03/25/2042	308	43
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (A)	24	22
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (A)	47	43
FNMA CMO, Ser 2013-111, Cl PL
2.000%, 12/25/2042	375	367
FNMA CMO, Ser 2013-124, Cl SB, IO
3.932%, VAR LIBOR USD 1 Month+5.950%, 12/25/2043	500	93
FNMA CMO, Ser 2013-126, Cl CS, IO
4.132%, VAR LIBOR USD 1 Month+6.150%, 09/25/2041	414	53
FNMA CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	381	370

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	$6,875	$7,087
FNMA CMO, Ser 2013-54, Cl BS, IO
4.132%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	200	42
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	497	42
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	106	9
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	2,126	2,388
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	273	321
FNMA CMO, Ser 2013-9, Cl SA, IO
4.132%, VAR LIBOR USD 1 Month+6.150%, 03/25/2042	379	57
FNMA CMO, Ser 2014-47, Cl AI, IO
2.009%, 08/25/2044 (B)	212	12
FNMA CMO, Ser 2015-55, Cl IO, IO
1.821%, 08/25/2055 (B)	545	31
FNMA CMO, Ser 2015-56, Cl AS, IO
4.132%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	62	14
FNMA CMO, Ser 2016-60, Cl QS, IO
4.082%, VAR LIBOR USD 1 Month+6.100%, 09/25/2046	342	61
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	1,140	1,198
FNMA CMO, Ser 2017-42, Cl H
3.000%, 11/25/2043	772	790
FNMA CMO, Ser 2017-76, Cl SB, IO
4.082%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	1,868	366
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	1,965	2,025
FNMA CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048	463	478
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	3,467	3,519
FNMA CMO, Ser 2018-45, Cl GA
3.000%, 06/25/2048	2,461	2,493
FNMA CMO, Ser 2018-54, Cl KA
3.500%, 01/25/2047	2,208	2,277
FNMA CMO, Ser 2018-56, Cl CH
3.000%, 08/25/2048	1,718	1,746
FNMA CMO, Ser 2018-57, Cl PT
3.000%, 08/25/2048	1,484	1,510
FNMA CMO, Ser 2018-59, Cl DA
3.000%, 08/25/2048	3,788	3,851
FNMA CMO, Ser 2018-79, Cl FA
2.268%, VAR LIBOR USD 1 Month+0.250%, 11/25/2048	2,018	2,003

SEI Institutional Managed Trust / Annual Report / September 30, 2019	99

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	$694	$697
FNMA CMO, Ser 2019-14, Cl FB
2.630%, VAR LIBOR USD 1 Month+0.400%, 04/25/2059	742	741
FNMA CMO, Ser 2019-18, Cl FH
2.368%, VAR LIBOR USD 1 Month+0.350%, 05/25/2049	1,236	1,232
FNMA CMO, Ser 2019-25, Cl YF
2.468%, VAR LIBOR USD 1 Month+0.450%, 10/25/2046	2,421	2,418
FNMA CMO, Ser 2019-35, Cl MB
3.000%, 07/25/2049	1,345	1,410
FNMA CMO, Ser 2019-35, Cl FH
2.368%, VAR LIBOR USD 1 Month+0.350%, 07/25/2049	550	548
FNMA CMO, Ser 2019-35, Cl A
3.000%, 07/25/2049	1,062	1,106
FNMA CMO, Ser 2019-42, Cl FK
2.468%, VAR LIBOR USD 1 Month+0.450%, 08/25/2049	2,876	2,867
FNMA CMO, Ser 2019-60, Cl BF
2.496%, VAR LIBOR USD 1 Month+0.450%, 10/25/2049	989	988
FNMA CMO, Ser 2019-60, Cl FW
2.496%, VAR LIBOR USD 1 Month+0.450%, 10/25/2049	762	761
FNMA Interest CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	2,717	2,883
FNMA TBA
5.000%, 11/01/2037 to 10/01/2038	9,170	9,822
4.500%, 10/15/2042	8,365	8,808
4.000%, 10/01/2040	5,975	6,200
3.500%, 10/16/2027 to 10/15/2042	36,200	37,252
3.000%, 10/15/2027 to 11/15/2042	115,770	117,474
2.500%, 11/01/2043	3,825	3,804
FNMA, Ser 141, Cl 1
2.827%, 05/01/2027	1,622	1,712
FNMA, Ser 2014-M8, Cl X2, IO
0.478%, 06/25/2024 (B)	7,446	137
FNMA, Ser 2015-M10, Cl A2
3.092%, 04/25/2027 (B)	544	578
FNMA, Ser M10, Cl A2
3.497%, 07/25/2028 (B)	6,100	6,631
FNMA, Ser M12, Cl A1
3.546%, 02/25/2030	2,421	2,647
FNMA, Ser M13, Cl A1
3.820%, 03/25/2030 (B)	1,048	1,167
FNMA, Ser M15, Cl 1A2
3.700%, 01/25/2036	100	112
FNMA, Ser M4, Cl A2
3.610%, 02/25/2031	490	547

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser M5, Cl A2
3.273%, 01/25/2029	$930	$1,012
FNMA, Ser M6, Cl A2
3.450%, 01/01/2029	1,030	1,140
FREMF Mortgage Trust, Ser 2010-K8, Cl B
5.446%, 09/25/2043 (B)(C)	480	487
FREMF Mortgage Trust, Ser 2012-K20, Cl X2A, IO
0.200%, 05/25/2045 (C)	11,810	52
FREMF Mortgage Trust, Ser 2019-KF58, Cl B
4.239%, VAR ICE LIBOR USD 1 Month+2.150%, 01/25/2026 (C)	2,098	2,113
FRESB Mortgage Trust, Ser 2017-SB42, Cl A10F
2.960%, 10/25/2027 (B)	235	244
FRESB Mortgage Trust, Ser 2018-SB50, Cl A10F
3.350%, 04/25/2028 (B)	100	106
GNMA
8.000%, 11/15/2029 to 09/15/2030	44	47
7.500%, 03/15/2029 to 10/15/2037	74	88
7.000%, 09/15/2031	28	33
6.500%, 07/15/2028 to 12/15/2035	1,501	1,701
6.000%, 12/15/2028 to 10/20/2040	2,525	2,855
5.060%, 07/20/2060 (B)	134	136
5.000%, 12/20/2039 to 09/20/2049	33,415	35,628
4.700%, 09/20/2061 (B)	914	946
4.500%, 04/20/2041 to 09/20/2049	41,538	43,773
4.436%, 01/20/2069 (B)	214	217
4.141%, 04/20/2063 (B)	455	463
4.000%, 02/20/2034 to 08/20/2049	38,030	39,776
3.500%, 06/20/2044 to 09/20/2049	44,662	46,467
3.000%, 09/15/2042 to 07/15/2049	15,479	15,941
GNMA CMO, Ser 2007-17, Cl IB, IO
4.206%, VAR LIBOR USD 1 Month+6.250%, 04/20/2037	495	69
GNMA CMO, Ser 2007-51, Cl SG, IO
4.536%, VAR LIBOR USD 1 Month+6.580%, 08/20/2037	66	10
GNMA CMO, Ser 2007-78, Cl SA, IO
4.503%, VAR LIBOR USD 1 Month+6.530%, 12/16/2037	589	108
GNMA CMO, Ser 2009-66, Cl XS, IO
4.773%, VAR LIBOR USD 1 Month+6.800%, 07/16/2039	585	90
GNMA CMO, Ser 2010-31, Cl GS, IO
4.456%, VAR LIBOR USD 1 Month+6.500%, 03/20/2039	26	1
GNMA CMO, Ser 2010-4, Cl NS, IO
4.363%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	4,650	864

100	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-85, Cl HS, IO
4.606%, VAR LIBOR USD 1 Month+6.650%, 01/20/2040	$48	$4
GNMA CMO, Ser 2010-H11, Cl FA
3.140%, VAR ICE LIBOR USD 1 Month+1.000%, 06/20/2060	423	429
GNMA CMO, Ser 2010-H27, Cl FA
2.609%, VAR ICE LIBOR USD 1 Month+0.380%, 12/20/2060	1,283	1,280
GNMA CMO, Ser 2010-H28, Cl FE
2.629%, VAR ICE LIBOR USD 1 Month+0.400%, 12/20/2060	549	548
GNMA CMO, Ser 2011-H08, Cl FD
2.729%, VAR ICE LIBOR USD 1 Month+0.500%, 02/20/2061	266	266
GNMA CMO, Ser 2011-H08, Cl FG
2.709%, VAR ICE LIBOR USD 1 Month+0.480%, 03/20/2061	626	626
GNMA CMO, Ser 2011-H09, Cl AF
2.729%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	452	452
GNMA CMO, Ser 2012-141, Cl WA
4.527%, 11/16/2041 (B)	353	394
GNMA CMO, Ser 2012-34, Cl SA, IO
4.006%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	508	99
GNMA CMO, Ser 2012-43, Cl SN, IO
4.573%, VAR LIBOR USD 1 Month+6.600%, 04/16/2042	90	19
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	364	18
GNMA CMO, Ser 2012-98, Cl SA, IO
4.073%, VAR LIBOR USD 1 Month+6.100%, 08/16/2042	238	47
GNMA CMO, Ser 2012-H25, Cl FA
2.929%, VAR ICE LIBOR USD 1 Month+0.700%, 12/20/2061	38	38
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.766%, VAR ICE LIBOR USD 1 Month+0.000%, 10/20/2062	1,399	65
GNMA CMO, Ser 2013-53, Cl OI, IO
3.500%, 04/20/2043	248	32
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	446	78
GNMA CMO, Ser 2014-117, Cl SJ, IO
3.556%, VAR LIBOR USD 1 Month+5.600%, 08/20/2044	153	26
GNMA CMO, Ser 2014-5, Cl SP, IO
4.123%, VAR LIBOR USD 1 Month+6.150%, 06/16/2043	319	37
GNMA CMO, Ser 2014-H10, Cl TA
2.829%, VAR ICE LIBOR USD 1 Month+0.600%, 04/20/2064	569	572

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	$165	$31
GNMA CMO, Ser 2015-H10, Cl FC
2.709%, VAR ICE LIBOR USD 1 Month+0.480%, 04/20/2065	374	374
GNMA CMO, Ser 2015-H18, Cl FA
2.679%, VAR ICE LIBOR USD 1 Month+0.450%, 06/20/2065	253	253
GNMA CMO, Ser 2015-H20, Cl FA
2.699%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	275	275
GNMA CMO, Ser 2016-135, Cl SB, IO
4.073%, VAR LIBOR USD 1 Month+6.100%, 10/16/2046	315	115
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	1,568	1,591
GNMA CMO, Ser 2017-H15, Cl KI, IO
2.354%, VAR ICE LIBOR USD 12 Month+0.000%, 07/20/2067	864	117
GNMA CMO, Ser 2017-H18, Cl BI, IO
1.339%, VAR ICE LIBOR USD 12 Month+0.000%, 09/20/2067	5,630	526
GNMA CMO, Ser 2017-H20, Cl IB, IO
1.942%, VAR ICE LIBOR USD 12 Month+0.000%, 10/20/2067	392	44
GNMA CMO, Ser 2017-H22, Cl IC, IO
2.186%, VAR ICE LIBOR USD 12 Month+0.000%, 11/20/2067	176	20
GNMA CMO, Ser 2018-H06, Cl PF
2.529%, VAR ICE LIBOR USD 1 Month+0.300%, 02/20/2068	593	591
GNMA CMO, Ser 2018-H07, Cl FD
2.529%, VAR ICE LIBOR USD 1 Month+0.300%, 05/20/2068	1,046	1,041
GNMA CMO, Ser 2019-20, Cl JK
3.500%, 02/20/2049	3,857	3,960
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	995	1,014
GNMA TBA
4.500%, 10/15/2039 to 11/15/2039	7,735	8,077
4.000%, 10/01/2039	700	728
3.500%, 10/15/2041 to 11/15/2041	36,700	38,017
3.000%, 10/01/2042 to 12/01/2042	53,800	55,165
GNMA, Ser 2012-112, Cl IO, IO
0.278%, 02/16/2053 (B)	927	17
GNMA, Ser 2012-152, Cl IO, IO
0.790%, 01/16/2054 (B)	7,261	378
GNMA, Ser 2012-27, Cl IO, IO
0.947%, 04/16/2053 (B)	1,337	38
GNMA, Ser 2013-145, Cl IO, IO
1.063%, 09/16/2044 (B)	1,120	51
GNMA, Ser 2013-96, Cl IO, IO
0.518%, 10/16/2054 (B)	1,838	43

SEI Institutional Managed Trust / Annual Report / September 30, 2019	101

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2014-47, Cl IA, IO
0.128%, 02/16/2048 (B)	$233	$4
GNMA, Ser 2014-50, Cl IO, IO
0.825%, 09/16/2055 (B)	681	35
GNMA, Ser 2014-92, Cl IX, IO
0.622%, 05/16/2054 (B)	5,864	152
GNMA, Ser 2015-5, Cl IK, IO
0.664%, 11/16/2054 (B)	6,084	232
GNMA, Ser 2019-71, Cl PT
3.000%, 06/20/2049	5,279	5,413
GNMA, Ser 28, Cl AB
3.150%, 06/16/2060	669	683
GNMA, Ser 41, Cl IO, IO
0.792%, 07/16/2058 (B)	1,908	123

		1,496,362

Non-Agency Mortgage-Backed Obligations — 4.9%
1211 Avenue of the Americas Trust, Ser 2015- 1211, Cl A1A2
3.901%, 08/10/2035 (C)	805	873
A10 Term Asset Financing, Ser 1A, Cl A1FX
2.340%, 03/15/2036 (C)	54	54
Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 3A1
3.255%, 02/25/2035 (B)	567	554
Adjustable Rate Mortgage Trust, Ser 2007-1, Cl 5A31
2.158%, VAR ICE LIBOR USD 1 Month+0.140%, 03/25/2037	1,369	1,309
Alternative Loan Trust, Ser 2006-18CB, Cl A6
20.527%, VAR ICE LIBOR USD 1 Month+28.600%, 07/25/2036	230	379
American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
4.031%, VAR ICE LIBOR USD 6 Month+2.000%, 02/25/2045	232	233
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
4.043%, VAR ICE LIBOR USD 6 Month+2.000%, 06/25/2045	1,766	1,806
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
3.781%, VAR ICE LIBOR USD 6 Month+1.750%, 11/25/2045	1,146	840
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
2.418%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2046	4,089	3,916
Angel Oak Mortgage Trust I, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (B)(C)	579	588
AOA Mortgage Trust, Ser 2015-1177, Cl A
2.957%, 12/13/2029 (C)	930	938

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.227%, 08/10/2038 (B)(C)	$1,790	$2,022
BAMLL Re-REMIC Trust, Ser 2016-GG10, Cl AJA
6.006%, 08/10/2045 (B)(C)	1,653	1,069
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
4.955%, 12/20/2034 (B)	10	10
Banc of America Funding Trust, Ser 2006-G, Cl 2A4
2.624%, VAR ICE LIBOR USD 1 Month+0.580%, 07/20/2036	523	524
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035 (C)	210	219
BBCMS Trust, Ser CBM, Cl A
3.028%, VAR ICE LIBOR USD 1 Month+1.000%, 07/15/2037 (C)	375	375
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (C)	600	632
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	150	150
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (B)(C)	36	37
BCAP Trust, Ser 2015-RR2, Cl 21A1
3.185%, 03/28/2037 (B)(C)	845	839
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
4.449%, 05/25/2034 (B)	11	11
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.399%, 05/25/2034 (B)	75	72
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
2.658%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2034	28	28
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
4.665%, 10/25/2033 (B)	431	441
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (B)	1,005	1,030
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
5.632%, VAR ICE LIBOR USD 1 Month+7.650%, 11/25/2035	3,182	1,050
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.512%, 06/11/2041 (B)(C)	13	–
Bear Stearns Mortgage Funding Trust, Ser 2007-AR3, Cl 1A1
2.158%, VAR ICE LIBOR USD 1 Month+0.140%, 03/25/2037	4,765	4,598

102	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust, Ser 2018-B1, Cl ASB
3.602%, 01/15/2051 (B)	$349	$372
Benchmark Mortgage Trust, Ser 2019-B13, Cl A4
2.952%, 08/15/2057	653	677
Bunker Hill Loan Depositary Trust, Ser 2019-1, Cl A1
3.613%, 10/26/2048 (C)	386	390
Bunker Hill Loan Depositary Trust, Ser 2019-2, Cl A1
2.879%, 07/25/2049 (C)	1,049	1,056
BX Commercial Mortgage Trust, Ser IND, Cl H
5.028%, VAR ICE LIBOR USD 1 Month+3.000%, 11/15/2035 (C)	4,602	4,612
BX Trust, Ser 2017-APPL, Cl A
2.908%, VAR ICE LIBOR USD 1 Month+0.880%, 07/15/2034 (C)	501	500
Cali Mortgage Trust, Ser 2019-101C, Cl A
3.957%, 03/10/2029	1,280	1,436
CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Cl A
3.098%, VAR ICE LIBOR USD 1 Month+1.070%, 12/15/2037 (C)	825	826
CD Commercial Mortgage Trust, Ser 2016-CD1, Cl A1
1.443%, 08/10/2049	179	178
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 02/10/2050	310	336
CD Commercial Mortgage Trust, Ser 2017-CD4, Cl ASB
3.317%, 05/10/2050	474	497
CD Commercial Mortgage Trust, Ser 2017-CD5, Cl XA, IO
1.043%, 08/15/2050 (B)	8,641	448
CD Commercial Mortgage Trust, Ser 2017-CD6, Cl ASB
3.332%, 11/13/2050	1,156	1,217
CD Mortgage Trust, Ser 2017-CD4, Cl A4
3.514%, 05/10/2050 (B)	522	562
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2048	227	226
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl ASB
3.091%, 05/10/2058	615	635
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	141	141
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	494	519

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	$371	$397
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (C)	660	693
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
4.697%, 02/25/2037 (B)	15	16
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
4.823%, 02/25/2037 (B)	10	10
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
4.794%, 07/25/2037 (B)	27	28
CHT Mortgage Trust, Ser 2017-CSMO, Cl A
2.958%, VAR ICE LIBOR USD 1 Month+0.930%, 11/15/2036 (C)	490	490
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (C)	895	928
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl A2
2.674%, 04/10/2048	809	809
Citigroup Commercial Mortgage Trust, Ser 2015-GC29, Cl AS
3.457%, 04/10/2048	289	303
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	2,680	2,768
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
4.310%, 09/25/2033 (B)	13	13
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046 (B)(C)	401	–
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
1.040%, 12/11/2049 (B)(C)	14	–
CityLine Commercial Mortgage Trust, Ser 2016-CLNE, Cl A
2.871%, 11/10/2031 (B)(C)	720	738
COLT Funding LLC, Ser 2019-4, Cl A1
2.579%, 11/25/2049	1,093	1,093
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (B)(C)	568	576
COLT Mortgage Loan Trust, Ser 2019-2, Cl A1
3.337%, 05/25/2049 (B)(C)	1,048	1,066
COMM Mortgage Trust, Ser 2010-C1, Cl XWB, IO
0.865%, 07/10/2046 (B)(C)	13,060	85
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	76	77

SEI Institutional Managed Trust / Annual Report / September 30, 2019	103

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	$835	$894
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.250%, 10/10/2046 (B)	70	71
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	130	139
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (B)	120	126
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046 (C)	299	307
COMM Mortgage Trust, Ser 2013-CR9, Cl A4
4.373%, 07/10/2045 (B)	977	1,049
COMM Mortgage Trust, Ser 2014-CR18, Cl XA, IO
1.162%, 07/15/2047 (B)	2,757	106
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.365%, 03/10/2047 (B)	1,917	81
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	236	252
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	285	301
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.289%, 02/10/2048 (B)	6,031	298
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	960	1,022
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	480	496
COMM Mortgage Trust, Ser 2016-GCT, Cl A
2.681%, 08/10/2029 (C)	370	372
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029 (C)	410	427
COMM Mortgage Trust, Ser 2018-COR3, Cl A3
4.228%, 05/10/2051	172	195
COMM Mortgage Trust, Ser LC6, Cl AM
3.282%, 01/10/2046	465	478
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	589
Commercial Mortgage Pass-Through Certificates, Ser CR14, Cl B
4.787%, 02/10/2047 (B)	850	925
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
4.318%, VAR ICE LIBOR USD 1
Month+2.300%, 08/25/2031 (C)	2,880	2,895
Core Industrial Trust, Ser 2015-CALW, Cl A
3.040%, 02/10/2034 (C)	1,119	1,143
Core Industrial Trust, Ser 2019-CORE, Cl A
2.908%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/2031 (C)	1,200	1,200

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust, Ser 2006-C3, Cl AJ
6.703%, 06/15/2038 (B)		$42	$23
Credit Suisse Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.373%, 12/15/2039		244	162
Credit Suisse Commercial Mortgage Trust, Ser 2007-C5, Cl AM
5.869%, 09/15/2040 (B)		99	74
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033		39	41
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033		39	41
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
4.604%, 10/25/2033 (B)		811	823
Credit Suisse Group Funding Guernsey, Ser 2015-3GNA, Cl A2
4.573%, 03/12/2020	GBP	374	438
Credit Suisse Group Funding Guernsey, Ser 2015-3GNA, Cl A1
3.303%, 03/12/2020		1,064	1,247
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
3.008%, VAR LIBOR USD 1 Month+0.980%, 05/15/2036 (C)		$905	905
Credit Suisse Mortgage Trust, Ser 2016-NXSR, Cl A4
3.795%, 12/15/2049 (B)		1,509	1,638
CSAIL Commercial Mortgage Trust, Ser 2014-C3, Cl A4
3.718%, 08/15/2048		651	698
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl A4
3.504%, 06/15/2057		508	538
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048		555	586
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A2
3.033%, 08/15/2048		350	351
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048		709	767
CSAIL Commercial Mortgage Trust, Ser 2016-C5, Cl ASB
3.533%, 11/15/2048		202	211
CSAIL Commercial Mortgage Trust, Ser 2019-C17, Cl A5
3.016%, 09/15/2052		541	562

104	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust, Ser 2017-CHOP, Cl G
7.648%, VAR ICE LIBOR USD 1 Month+5.620%, 07/15/2032 (C)	$1,000	$988
CSMC Trust, Ser 2017-PFHP, Cl A
2.978%, VAR ICE LIBOR USD 1 Month+0.950%, 12/15/2030 (C)	1,190	1,189
CSMC Trust, Ser 2017-RPL3, Cl A1
4.000%, 08/01/2057 (B)(C)	1,030	1,058
CSMC, Ser 2009-2R, Cl 1A14
4.922%, 09/26/2034 (B)(C)	503	516
CSMC, Ser 2014-11R, Cl 9A2
2.285%, VAR ICE LIBOR USD 1 Month+0.140%, 10/27/2036 (C)	2,620	2,076
CSMC, Ser 2014-7R, Cl 8A1
3.813%, 07/27/2037 (B)(C)	313	313
CSMC, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (C)	290	278
CSMC, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (C)	2,135	2,286
CSMC, Ser 2015-5R, Cl 1A1
3.403%, 09/27/2046 (B)(C)	430	440
CSMC, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (B)(C)	8,137	8,156
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034 (C)	1,175	1,253
DBCCRE Mortgage Trust, Ser 2018-ARCP, Cl C
5.099%, 01/10/2034 (B)(C)	315	334
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	281	292
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (C)	100	103
Downey Savings & Loan Association Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
2.857%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	629	602
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (B)(C)	808	814
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
6.668%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	360	386
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (B)(C)	2,167	2,204
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
5.018%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2024	3,815	4,005
FWDSecuritization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/2049 (B)(C)	1,354	1,359
GCAT, Ser 2019-NQM1, Cl A1
2.985%, 02/25/2059 (C)	425	426

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities II, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (C)	$975	$986
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (C)	1,310	1,352
GS Mortgage Securities II, Ser GC30, Cl B
4.148%, 05/10/2050 (B)	480	510
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
1.178%, 11/10/2039 (B)(C)	260	2
GS Mortgage Securities Trust, Ser 2006-GG8, Cl AJ
5.622%, 11/10/2039	208	182
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A3
3.482%, 01/10/2045	502	513
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	48	48
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (B)	270	298
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A3
3.801%, 01/10/2047	388	410
GS Mortgage Securities Trust, Ser 2014- GC26, Cl B
4.215%, 11/10/2047 (B)	680	718
GS Mortgage Securities Trust, Ser 2015- GC34, Cl A4
3.506%, 10/10/2048	571	610
GS Mortgage Securities Trust, Ser 2017-GS7, Cl A4
3.430%, 08/10/2050	903	963
GS Mortgage Securities Trust, Ser 2018-SRP5
3.281%, 06/09/2021	2,900	2,864
GS Mortgage Securities Trust, Ser 2019- GC42, Cl A4
3.001%, 09/01/2052	469	489
GS Mortgage Securities Trust, Ser GC28, Cl A5
3.396%, 02/10/2048	233	246
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (C)	4,918	5,118
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (B)(C)	16	16
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
4.327%, 10/25/2033 (B)	200	208
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	19	19

SEI Institutional Managed Trust / Annual Report / September 30, 2019	105

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	$8	$9
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
4.677%, 05/19/2034 (B)	838	868
Hudson Yards Mortgage Trust, Ser 2019- 30HY, Cl A
3.228%, 07/10/2039 (C)	1,225	1,300
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
2.368%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	13	13
Impact Funding, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	1,766	1,930
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.055%, 01/15/2047 (B)	130	142
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.709%, 09/15/2047 (B)	120	124
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	541	574
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	2,581	2,658
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A2
2.773%, 10/15/2048	309	309
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C33, Cl A4
3.770%, 12/15/2048	272	295
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A5
3.694%, 03/15/2050	289	315
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A3
3.597%, 03/15/2050	250	263
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	187	197
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl ASB
4.145%, 06/15/2051	575	632
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.366%, 06/12/2043 (B)	694	1
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AJ
6.004%, 02/12/2049 (B)	208	136

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AJ
6.613%, 02/15/2051 (B)	$2	$2
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl B
5.554%, 08/15/2046 (B)(C)	296	311
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.750%, 07/15/2047 (B)	380	403
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A1
1.324%, 08/15/2049	346	343
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP5, Cl ASB
3.549%, 03/15/2050	1,373	1,453
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	529	554
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.881%, 01/05/2031 (B)(C)	1,305	1,355
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl A
2.938%, VAR ICE LIBOR USD 1 Month+0.910%, 06/15/2035 (C)	1,129	1,127
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039 (C)	1,500	1,615
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
4.519%, 11/25/2033 (B)	31	32
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
4.702%, 08/25/2034 (B)	69	72
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
3.338%, 05/25/2045 (B)(C)	134	134
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (B)(C)	841	854
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (B)(C)	3,797	3,862
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.392%, 02/15/2041 (B)(C)	323	–
Lehman XS Trust, Ser 2007-16N, Cl 2A2
2.868%, VAR ICE LIBOR USD 1 Month+0.850%, 09/25/2047	4,766	4,765
Lone Star Portfolio Trust, Ser 2015-LSP, Cl E
7.878%, VAR ICE LIBOR USD 1 Month+5.850%, 09/15/2028 (C)	589	593
Master Resecuritization Trust, Ser 2005, Cl 3, PO
0.000%, 05/28/2035 (A)(C)	5	4

106	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	$1,354	$1,298
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
4.977%, 07/25/2033 (B)	12	12
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
5.125%, 02/25/2034 (B)	41	42
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.759%, 12/12/2049 (B)(C)	41	–
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048 (B)(C)	27	17
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (B)	209	128
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049 (B)	189	79
Morgan Stanley BAML Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030 (C)	760	769
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 11/15/2045	390	405
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.218%, 07/15/2046 (B)	92	98
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	83
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl A4
3.249%, 02/15/2048	138	144
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	250	268
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl ASB
3.383%, 10/15/2048	395	411
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A4
3.753%, 12/15/2047	155	167
Morgan Stanley Capital I Trust, Ser 2006- IQ12, Cl AJ
5.399%, 12/15/2043	184	138
Morgan Stanley Capital I Trust, Ser 2007- HQ11, Cl X, IO
0.409%, 02/12/2044 (B)(C)	48	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2007- IQ16, Cl AJ
6.459%, 12/12/2049 (B)	$107	$66
Morgan Stanley Capital I Trust, Ser 2007- T27, Cl AJ
6.144%, 06/11/2042 (B)	1,701	1,807
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl C
5.554%, 09/15/2047 (B)(C)	905	937
Morgan Stanley Capital I Trust, Ser 2014- CPT, Cl A
3.350%, 07/13/2029 (C)	590	600
Morgan Stanley Capital I Trust, Ser 2016- BNK2, Cl XA, IO
1.210%, 11/15/2049 (B)	3,403	185
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl ASB
2.606%, 08/15/2049	468	475
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl A1
1.445%, 08/15/2049	396	394
Morgan Stanley Capital I Trust, Ser 2016- UBS9, Cl A1
1.711%, 03/15/2049	221	220
Morgan Stanley Capital I Trust, Ser 2017- ASHF, Cl A
2.878%, VAR ICE LIBOR USD 1 Month+0.850%, 11/15/2034 (C)	40	40
Morgan Stanley Capital I Trust, Ser 2019- BPR, Cl A
3.428%, VAR LIBOR USD 1 Month+1.400%, 05/15/2036 (C)	1,720	1,719
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (B)(C)	250	261
MSCG Trust, Ser 2016-SNR, Cl C
5.205%, 11/15/2034 (C)	255	260
NCUA Guaranteed Notes Trust CMO, Ser 2010-R3, Cl 3A
2.400%, 12/08/2020	64	64
New Residential Mortgage Loan Trust, Ser 2017-1A, Cl A1
4.000%, 02/25/2057 (B)(C)	1,296	1,346
New Residential Mortgage Loan Trust, Ser 2019-NQM2, Cl A1
3.600%, 04/25/2049 (B)(C)	566	573
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (B)(C)	833	833
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	97	102

SEI Institutional Managed Trust / Annual Report / September 30, 2019	107

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	$80	$84
OBX Trust, Ser 2018-1, Cl A2
2.668%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (C)	442	440
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059 (B)(C)	813	829
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (B)(C)	1,335	1,370
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/13/2049 (C)	1,570	1,578
Prime Mortgage Trust, Ser 2004-CL1, Cl 1, PO
0.000%, 02/25/2034 (A)	5	4
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	19	20
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (C)	1,053	918
Radnor RE, Ser 2018-1, Cl M2
4.718%, VAR ICE LIBOR USD 1 Month+2.700%, 03/25/2028 (C)	7,270	7,307
RAMP Trust, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	234	246
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/15/2032 (B)(C)	920	974
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
4.417%, 12/25/2034 (B)	376	381
Rosslyn Portfolio Trust, Ser 2017-R17, Cl A
2.978%, VAR ICE LIBOR USD 1 Month+0.950%, 06/15/2033 (C)	330	330
Seasoned Credit Risk Transfer Trust, Ser 2016-1, Cl M2
3.750%, 09/25/2055 (B)(C)	2,960	2,783
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043 (B)(C)	390	420
Silverstone Master Issuer, Ser 2018-1A, Cl 1A
2.668%, VAR ICE LIBOR USD 3 Month+0.390%, 01/21/2070 (C)	237	236
Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1
2.208%, VAR ICE LIBOR USD 1 Month+0.190%, 09/25/2047	5,242	5,187
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
4.635%, 07/25/2033 (B)	66	68
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-37A, Cl 2A
4.449%, 12/25/2033 (B)	20	21

Description		Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Funding, Ser 2016- V1A, Cl A1
1.961%, VAR ICE LIBOR GBP 3 Month+1.200%, 02/20/2054 (C)	GBP	501	$618
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.630%, 12/10/2045 (B)(C)		$670	664
Verus Securitization Trust, Ser 2019-1, Cl A1
3.836%, 02/25/2059 (B)(C)		484	490
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 04/25/2059 (B)(C)		2,050	2,062
Verus Securitization Trust, Ser 2019-3, Cl A1
2.784%, 07/25/2059 (C)		2,042	2,042
Verus Securitization Trust, Ser 2019-INV1, Cl A1
3.402%, 12/25/2059 (B)(C)		758	764
Verus Securitization Trust, Ser 2019-INV2, Cl A1
2.913%, 07/25/2059 (B)(C)		927	930
Visio Trust, Ser 2019-1, Cl A1
3.572%, 06/25/2054 (B)(C)		455	460
VNDO Mortgage Trust, Ser 2012-6AVE, Cl C
3.448%, 11/15/2030 (B)(C)		987	1,011
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)		1,210	1,238
VNO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (C)		1,335	1,353
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.416%, 10/25/2033 (B)		46	47
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
4.402%, 08/25/2033 (B)		23	24
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.319%, 09/25/2033 (B)		42	44
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
11.912%, VAR ICE LIBOR USD 1 Month+17.463%, 06/25/2033		7	9
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033		103	107
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
4.499%, 06/25/2034 (B)		28	29
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034		92	99
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
2.798%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2045		399	424

108	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
2.278%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045	$4,424	$4,476
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA1, Cl A1A
3.146%, VAR 12 Month Treas Avg+0.700%, 02/25/2047	1,831	1,772
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
3.146%, VAR 12 Month Treas Avg+0.700%, 01/25/2047	1,050	883
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/14/2022 (B)(C)	406	418
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl C
4.693%, 10/15/2045 (B)	780	821
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.420%, 07/15/2046 (B)	20	21
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl A5
3.405%, 12/15/2047	570	601
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl XA, IO
1.460%, 11/15/2059 (B)	5,533	382
Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR7, Cl B1
5.092%, 05/25/2035 (B)	2,193	2,225
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
4.945%, 12/25/2034 (B)	26	27
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
4.995%, 06/25/2034 (B)	259	267
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
4.849%, 07/25/2034 (B)	52	55
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
4.992%, 06/25/2035 (B)	31	31
Wells Fargo Mortgage-Backed Securities Trust, Ser 2015-5R, Cl 2A1
4.255%, 03/26/2035 (B)(C)	162	164
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.509%, 06/15/2045 (B)(C)	621	17
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.336%, 05/15/2045 (B)(C)	868	31

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (B)	$110	$119
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (B)	300	317

		205,840

Total Mortgage-Backed Securities (Cost $1,690,866) ($ Thousands)		1,702,202

CORPORATE OBLIGATIONS — 29.2%

Communication Services — 2.4%
Altice France
7.375%, 05/01/2026 (C)	620	665
America Movil
5.000%, 03/30/2020	250	253
AT&T
6.500%, 09/01/2037	1,335	1,726
6.000%, 08/15/2040	1,770	2,207
5.700%, 03/01/2057	200	251
5.450%, 03/01/2047 (D)	243	294
5.375%, 10/15/2041	571	669
5.350%, 12/15/2043 (D)	209	246
5.250%, 03/01/2037	2,575	3,030
5.150%, 03/15/2042	25	29
5.150%, 02/15/2050	418	490
4.850%, 03/01/2039	1,086	1,231
4.800%, 06/15/2044	2,870	3,175
4.350%, 03/01/2029	187	206
4.350%, 06/15/2045	800	841
4.300%, 02/15/2030	1,174	1,292
3.950%, 01/15/2025 (D)	300	320
3.875%, 08/15/2021 (D)	70	72
3.800%, 02/15/2027	1,491	1,578
3.550%, 06/01/2024	1,270	1,328
3.400%, 05/15/2025 (D)	3,524	3,677
3.000%, 06/30/2022	180	184
CBS
3.700%, 08/15/2024	810	847
3.700%, 06/01/2028	300	313
3.375%, 02/15/2028	700	714
Charter Communications Operating
6.834%, 10/23/2055	70	88
6.484%, 10/23/2045	660	803
6.384%, 10/23/2035	850	1,029
5.750%, 04/01/2048	227	259
5.375%, 04/01/2038	723	808
5.375%, 05/01/2047 (D)	681	742
4.908%, 07/23/2025	3,740	4,103
4.464%, 07/23/2022	329	346

SEI Institutional Managed Trust / Annual Report / September 30, 2019	109

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.200%, 03/15/2028	$763	$802
3.750%, 02/15/2028	340	349
3.579%, 07/23/2020	400	404
Comcast
7.050%, 03/15/2033	90	130
6.500%, 11/15/2035	480	672
4.950%, 10/15/2058	255	324
4.700%, 10/15/2048	172	211
4.600%, 10/15/2038	4,527	5,408
4.400%, 08/15/2035	1,770	2,062
4.250%, 10/15/2030	560	637
4.200%, 08/15/2034 (D)	220	251
4.150%, 10/15/2028	2,563	2,875
4.000%, 03/01/2048	511	565
3.999%, 11/01/2049	199	221
3.969%, 11/01/2047	78	86
3.950%, 10/15/2025	609	663
3.700%, 04/15/2024	1,543	1,645
3.450%, 10/01/2021	845	870
3.300%, 10/01/2020	1,908	1,934
3.150%, 03/01/2026 (D)	160	168
Comcast Cable Communications Holdings
9.455%, 11/15/2022 (D)	180	220
Comcast Cable Holdings
10.125%, 04/15/2022	45	53
Discovery Communications
5.300%, 05/15/2049	618	683
4.125%, 05/15/2029	471	496
DISH DBS
7.750%, 07/01/2026	130	132
5.875%, 11/15/2024 (D)	700	694
Fox
5.576%, 01/25/2049 (C)	383	485
5.476%, 01/25/2039 (C)	520	637
4.709%, 01/25/2029 (C)	319	364
4.030%, 01/25/2024 (C)	358	381
Myriad International Holdings BV
4.850%, 07/06/2027 (C)	550	607
NBCUniversal Media
5.950%, 04/01/2041	305	420
4.375%, 04/01/2021	270	279
Netflix
5.375%, 02/01/2021	120	124
Sky
3.750%, 09/16/2024 (C)	1,090	1,166
Sprint
7.875%, 09/15/2023	340	374
7.250%, 09/15/2021	340	363
Sprint Capital
8.750%, 03/15/2032 (D)	190	234
Sprint Spectrum
4.738%, 03/20/2025 (C)	4,010	4,263

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.360%, 09/20/2021 (C)	$3,560	$3,573
Telefonica Emisiones
5.520%, 03/01/2049	541	659
5.462%, 02/16/2021	23	24
5.213%, 03/08/2047	150	174
5.134%, 04/27/2020	662	673
Verizon Communications
6.000%, 04/01/2041	690	926
5.500%, 03/16/2047	386	509
5.250%, 03/16/2037	1,930	2,389
5.012%, 04/15/2049	167	210
4.862%, 08/21/2046	1,110	1,356
4.672%, 03/15/2055	91	109
4.522%, 09/15/2048	602	712
4.500%, 08/10/2033	620	720
4.400%, 11/01/2034	3,271	3,742
4.329%, 09/21/2028	1,695	1,922
4.272%, 01/15/2036	1,249	1,404
4.125%, 08/15/2046	864	963
4.016%, 12/03/2029	1,084	1,205
3.875%, 02/08/2029 (D)	210	230
3.850%, 11/01/2042	550	587
3.500%, 11/01/2024	120	127
3.376%, 02/15/2025 (D)	218	230
2.625%, 08/15/2026 (D)	1,000	1,013
Viacom
5.850%, 09/01/2043	284	348
4.250%, 09/01/2023 (D)	130	138
3.875%, 04/01/2024	130	137
Vodafone Group
5.250%, 05/30/2048 (D)	1,750	2,029
4.875%, 06/19/2049	1,544	1,719
4.375%, 05/30/2028	890	983
4.250%, 09/17/2050	1,307	1,331
Walt Disney
6.650%, 11/15/2037 (C)	235	353
6.200%, 12/15/2034 (C)	65	92
4.950%, 10/15/2045 (C)	326	437
2.750%, 09/01/2049	273	262
2.000%, 09/01/2029	682	664
1.750%, 08/30/2024	3,084	3,054

		101,072

Consumer Discretionary — 1.3%
1011778 BC ULC / New Red Finance
4.250%, 05/15/2024 (C)	180	185
Amazon.com
5.200%, 12/03/2025	570	670
4.950%, 12/05/2044	500	662
4.050%, 08/22/2047	380	457
3.875%, 08/22/2037	300	345
3.150%, 08/22/2027 (D)	680	722

110	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.800%, 08/22/2024	$245	$255
American Honda Finance MTN
2.050%, 01/10/2023	980	979
BMW US Capital
3.100%, 04/12/2021 (C)	780	792
1.850%, 09/15/2021 (C)	100	100
Cox Communications
4.800%, 02/01/2035 (C)	890	968
3.250%, 12/15/2022 (C)	540	555
Daimler Finance North America
3.350%, 05/04/2021 (C)(D)	1,415	1,438
2.700%, 06/14/2024 (C)	595	597
2.300%, 01/06/2020 (C)	1,520	1,520
Expedia Group
3.250%, 02/15/2030 (C)	805	803
Fiat Chrysler Automobiles
4.500%, 04/15/2020	200	201
Ford Motor
5.291%, 12/08/2046	99	91
4.750%, 01/15/2043	1,344	1,168
Ford Motor Credit
8.125%, 01/15/2020	1,450	1,474
5.596%, 01/07/2022 (D)	3,740	3,929
4.542%, 08/01/2026	518	518
4.250%, 09/20/2022	1,000	1,024
3.815%, 11/02/2027	261	247
3.813%, 10/12/2021	190	193
3.810%, 01/09/2024	300	299
3.339%, 03/28/2022	1,035	1,036
3.220%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	1,040	1,022
2.343%, 11/02/2020	2,770	2,754
General Motors
6.600%, 04/01/2036	670	768
6.250%, 10/02/2043	260	285
5.950%, 04/01/2049	968	1,037
5.400%, 04/01/2048	80	80
5.150%, 04/01/2038	240	242
4.875%, 10/02/2023 (D)	1,995	2,140
3.009%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	1,000	1,002
General Motors Financial
4.375%, 09/25/2021	180	186
4.350%, 01/17/2027	110	113
4.250%, 05/15/2023	110	115
4.150%, 06/19/2023 (D)	83	86
3.450%, 04/10/2022	120	122
3.200%, 07/13/2020	118	119
2.450%, 11/06/2020	210	210
Hanesbrands
4.875%, 05/15/2026 (C)(D)	210	222
4.625%, 05/15/2024 (C)(D)	30	31

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hilton Domestic Operating
5.125%, 05/01/2026	$100	$105
Hilton Worldwide Finance
4.875%, 04/01/2027	370	390
4.625%, 04/01/2025	20	21
Home Depot
4.500%, 12/06/2048	848	1,059
4.250%, 04/01/2046	48	58
3.750%, 02/15/2024 (D)	66	71
Kohl’s
5.550%, 07/17/2045	910	936
Las Vegas Sands
3.200%, 08/08/2024 (D)	2,340	2,383
Lennar
5.000%, 06/15/2027	30	32
4.750%, 11/29/2027	460	494
4.500%, 04/30/2024	170	179
Lowe’s
3.650%, 04/05/2029	2,402	2,568
McDonald’s MTN
4.875%, 12/09/2045	260	314
4.450%, 03/01/2047	240	276
4.450%, 09/01/2048	475	549
3.800%, 04/01/2028 (D)	1,355	1,485
3.700%, 01/30/2026 (D)	140	150
3.625%, 09/01/2049	508	513
3.500%, 03/01/2027	400	428
2.625%, 09/01/2029	1,039	1,034
Newell Brands
4.200%, 04/01/2026	110	115
3.850%, 04/01/2023 (D)	278	286
NVR
3.950%, 09/15/2022	700	730
QVC
5.950%, 03/15/2043	30	30
4.375%, 03/15/2023	645	668
Sands China
5.400%, 08/08/2028	320	360
5.125%, 08/08/2025 (D)	650	714
4.600%, 08/08/2023 (D)	610	646
Starbucks
4.500%, 11/15/2048	271	315
4.450%, 08/15/2049	360	417
3.800%, 08/15/2025	36	39
3.750%, 12/01/2047	291	300
Time Warner Cable
7.300%, 07/01/2038	530	670
6.550%, 05/01/2037	377	453
5.875%, 11/15/2040	130	145
5.500%, 09/01/2041	1,044	1,124
5.000%, 02/01/2020	320	323

SEI Institutional Managed Trust / Annual Report / September 30, 2019	111

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Time Warner Entertainment
8.375%, 07/15/2033	$270	$373
Toll Brothers Finance
4.375%, 04/15/2023	120	126
Toyota Motor Credit MTN
2.600%, 01/11/2022	1,205	1,224
VOC Escrow
5.000%, 02/15/2028 (C)	380	392
Volkswagen Group of America Finance
2.700%, 09/26/2022 (C)	805	809
Warner Media
3.550%, 06/01/2024	480	493

		55,559

Consumer Staples — 2.4%
Alimentation Couche-Tard
3.550%, 07/26/2027 (C)	650	676
Altria Group
6.200%, 02/14/2059	190	223
5.950%, 02/14/2049	667	784
5.800%, 02/14/2039	630	730
4.800%, 02/14/2029	1,743	1,909
4.750%, 05/05/2021	200	208
4.400%, 02/14/2026	2,435	2,604
3.875%, 09/16/2046	294	269
3.800%, 02/14/2024 (D)	290	303
3.490%, 02/14/2022 (D)	260	267
2.850%, 08/09/2022	190	192
Anheuser-Busch
4.900%, 02/01/2046	5,547	6,619
4.700%, 02/01/2036	345	399
3.650%, 02/01/2026 (D)	1,836	1,967
Anheuser-Busch InBev Finance
3.300%, 02/01/2023	740	768
2.650%, 02/01/2021	274	277
Anheuser-Busch InBev Worldwide
5.800%, 01/23/2059	1,060	1,431
5.550%, 01/23/2049	1,325	1,734
5.450%, 01/23/2039	1,375	1,738
4.900%, 01/23/2031 (D)	599	712
4.750%, 01/23/2029	770	895
4.600%, 04/15/2048	1,076	1,241
4.150%, 01/23/2025	2,573	2,810
4.000%, 04/13/2028 (D)	680	750
3.750%, 07/15/2042	230	238
2.500%, 07/15/2022	630	639
Bacardi
4.700%, 05/15/2028 (C)(D)	1,190	1,300
BAT Capital
4.758%, 09/06/2049	1,260	1,237
4.540%, 08/15/2047	1,718	1,647
4.390%, 08/15/2037	71	69

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.557%, 08/15/2027	$1,700	$1,712
3.462%, 09/06/2029	367	359
3.222%, 08/15/2024	699	707
3.215%, 09/06/2026	1,300	1,284
2.764%, 08/15/2022	164	165
Campbell Soup
3.300%, 03/15/2021	625	634
2.619%, VAR ICE LIBOR USD 3 Month+0.500%, 03/16/2020	1,000	1,000
Coca-Cola
2.125%, 09/06/2029	558	547
1.750%, 09/06/2024	930	921
Conagra Brands
5.300%, 11/01/2038	325	375
Constellation Brands
4.400%, 11/15/2025	467	516
3.700%, 12/06/2026	285	302
3.600%, 02/15/2028	534	564
3.500%, 05/09/2027	243	254
3.200%, 02/15/2023	169	174
3.150%, 08/01/2029	944	962
Costco Wholesale
3.000%, 05/18/2027 (D)	1,435	1,521
2.750%, 05/18/2024 (D)	1,055	1,093
Danone
2.947%, 11/02/2026 (C)	2,902	2,970
2.589%, 11/02/2023 (C)	1,645	1,668
2.077%, 11/02/2021 (C)	230	230
Diageo Capital
4.828%, 07/15/2020	1,450	1,482
Diageo Investment
2.875%, 05/11/2022	580	593
Keurig Dr Pepper
4.417%, 05/25/2025	280	305
Kraft Heinz Foods
7.125%, 08/01/2039 (C)	189	239
6.500%, 02/09/2040	265	314
5.200%, 07/15/2045	810	852
5.000%, 06/04/2042	830	856
4.875%, 02/15/2025 (C)	1,203	1,238
4.875%, 10/01/2049 (C)	1,705	1,722
4.625%, 01/30/2029 (D)	1,485	1,606
4.375%, 06/01/2046	2,360	2,253
3.950%, 07/15/2025	1,030	1,078
3.750%, 04/01/2030 (C)	645	651
3.000%, 06/01/2026	1,410	1,395
2.800%, 07/02/2020	1,024	1,026
Kroger
5.400%, 01/15/2049 (D)	1,185	1,403
Lamb Weston Holdings
4.625%, 11/01/2024 (C)(D)	70	74

112	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Land O’ Lakes
6.000%, 11/15/2022 (C)(D)	$1,020	$1,081
Mars
3.200%, 04/01/2030 (C)	210	222
2.700%, 04/01/2025 (C)	370	380
Molson Coors Brewing
3.500%, 05/01/2022	100	103
Mondelez International Holdings Netherlands BV
2.000%, 10/28/2021 (C)	2,970	2,963
Nestle Holdings
3.500%, 09/24/2025 (C)	450	483
3.350%, 09/24/2023 (C)	440	462
PepsiCo
4.250%, 10/22/2044	100	119
4.000%, 03/05/2042	160	184
3.100%, 07/17/2022	59	61
3.000%, 08/25/2021	31	32
Pernod Ricard
4.450%, 01/15/2022 (C)	550	577
Philip Morris International
4.500%, 03/20/2042	130	144
2.900%, 11/15/2021	370	376
2.875%, 05/01/2024	2,020	2,072
2.500%, 08/22/2022	590	596
2.500%, 11/02/2022	680	686
2.000%, 02/21/2020	685	685
1.875%, 11/01/2019	560	560
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (C)	1,860	1,894
Reynolds American
8.125%, 05/01/2040	570	761
5.850%, 08/15/2045	3,024	3,346
3.250%, 06/12/2020	216	217
Sysco
3.550%, 03/15/2025	1,055	1,118
Unilever Capital
2.600%, 05/05/2024	920	944
Walgreens Boots Alliance
4.800%, 11/18/2044	1,100	1,162
3.450%, 06/01/2026	1,590	1,642
3.300%, 11/18/2021	912	933
Walmart
4.050%, 06/29/2048	172	207
3.950%, 06/28/2038	887	1,039
3.700%, 06/26/2028	2,957	3,277
3.550%, 06/26/2025	883	953
3.400%, 06/26/2023 (D)	223	235
3.300%, 04/22/2024	60	63
3.250%, 07/08/2029	454	490
3.050%, 07/08/2026	610	646
2.950%, 09/24/2049	597	601

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.375%, 09/24/2029	$821	$827
Wm Wrigley Jr
2.900%, 10/21/2019 (C)	670	670

		102,492

Energy — 3.3%
Apache
5.250%, 02/01/2042	50	51
5.100%, 09/01/2040	285	284
4.750%, 04/15/2043	300	287
4.375%, 10/15/2028 (D)	310	317
4.250%, 01/15/2044	890	793
3.250%, 04/15/2022 (D)	86	88
BG Energy Capital
4.000%, 10/15/2021 (C)	1,485	1,539
Blue Racer Midstream
6.125%, 11/15/2022 (C)	230	231
BP Capital Markets
3.561%, 11/01/2021	50	51
3.535%, 11/04/2024	100	106
3.506%, 03/17/2025	520	552
BP Capital Markets America
3.937%, 09/21/2028	1,577	1,748
3.796%, 09/21/2025	676	729
3.410%, 02/11/2026 (D)	2,037	2,150
3.245%, 05/06/2022	250	257
3.216%, 11/28/2023	2,075	2,155
3.119%, 05/04/2026	230	240
Canadian Natural Resources
6.450%, 06/30/2033	50	65
Cenovus Energy
6.750%, 11/15/2039	795	972
4.250%, 04/15/2027 (D)	1,260	1,310
Cheniere Corpus Christi Holdings
5.125%, 06/30/2027 (D)	200	219
Chevron
3.191%, 06/24/2023	22	23
2.895%, 03/03/2024	2,055	2,132
2.355%, 12/05/2022 (D)	15	15
Cimarex Energy
4.375%, 06/01/2024	210	221
4.375%, 03/15/2029	1,104	1,162
3.900%, 05/15/2027	450	458
CNOOC Finance 2015 USA
4.375%, 05/02/2028	360	400
CNOOC Nexen Finance
4.250%, 04/30/2024	200	214
3.500%, 05/05/2025	780	813
Concho Resources
4.375%, 01/15/2025	170	176
4.300%, 08/15/2028	610	657
3.750%, 10/01/2027	430	447

SEI Institutional Managed Trust / Annual Report / September 30, 2019	113

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Conoco Funding
7.250%, 10/15/2031	$180	$254
ConocoPhillips
5.900%, 10/15/2032	10	13
5.900%, 05/15/2038	420	570
4.150%, 11/15/2034	280	308
Continental Resources
4.500%, 04/15/2023	250	260
4.375%, 01/15/2028	310	320
3.800%, 06/01/2024 (D)	250	255
Devon Energy
5.600%, 07/15/2041	1,045	1,268
5.000%, 06/15/2045	902	1,043
4.750%, 05/15/2042	37	41
Devon Financing LLC
7.875%, 09/30/2031	660	938
Diamondback Energy
5.375%, 05/31/2025 (D)	110	115
Ecopetrol
5.875%, 05/28/2045	1,565	1,825
4.125%, 01/16/2025	203	214
Enbridge
2.900%, 07/15/2022	722	736
Encana
6.625%, 08/15/2037	315	384
6.500%, 02/01/2038	348	419
Energy Transfer Operating
8.250%, 11/15/2029	1,990	2,562
6.500%, 02/01/2042	45	54
6.250%, 04/15/2049	50	61
6.125%, 12/15/2045	176	206
5.875%, 01/15/2024	1,002	1,114
5.500%, 06/01/2027	546	618
5.250%, 04/15/2029	1,334	1,506
5.150%, 03/15/2045 (D)	14	15
4.950%, 06/15/2028	110	121
4.500%, 04/15/2024	605	645
Energy Transfer Partners
4.500%, 11/01/2023	690	731
Eni
4.000%, 09/12/2023 (C)	1,940	2,054
Enterprise Products Operating
5.700%, 02/15/2042	40	50
4.800%, 02/01/2049	104	121
4.200%, 01/31/2050	2,287	2,446
4.150%, 10/16/2028	730	808
3.125%, 07/31/2029	1,129	1,156
EOG Resources
4.150%, 01/15/2026	320	354
EQM Midstream Partners
5.500%, 07/15/2028	80	80

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Equinor
3.700%, 03/01/2024	$565	$605
Exxon Mobil
4.114%, 03/01/2046	533	631
3.043%, 03/01/2026	660	692
2.397%, 03/06/2022	100	102
Halliburton
5.000%, 11/15/2045	80	89
4.850%, 11/15/2035	60	66
3.800%, 11/15/2025 (D)	730	773
3.500%, 08/01/2023	50	52
Hess
7.125%, 03/15/2033	123	154
6.000%, 01/15/2040	1,381	1,600
5.800%, 04/01/2047	1,262	1,452
3.500%, 07/15/2024	148	151
KazMunayGas National JSC
5.750%, 04/19/2047 (C)	340	399
Kinder Morgan
5.550%, 06/01/2045	296	349
5.300%, 12/01/2034	500	574
5.200%, 03/01/2048	680	784
5.000%, 02/15/2021 (C)	1,038	1,072
4.300%, 06/01/2025	150	162
3.150%, 01/15/2023	193	198
Kinder Morgan Energy Partners
7.300%, 08/15/2033	53	71
5.500%, 03/01/2044	611	705
3.500%, 03/01/2021	190	193
Kinder Morgan Energy Partners MTN
6.950%, 01/15/2038	169	221
Marathon Oil
6.600%, 10/01/2037	90	114
Marathon Petroleum
3.625%, 09/15/2024	511	535
MPLX
5.500%, 02/15/2049	845	980
5.200%, 12/01/2047 (C)	485	529
4.875%, 12/01/2024	320	351
4.800%, 02/15/2029	330	364
4.700%, 04/15/2048	430	449
4.500%, 04/15/2038	520	539
3.500%, 12/01/2022 (C)	391	402
National Oilwell Varco
2.600%, 12/01/2022	1,255	1,262
Noble Energy
5.250%, 11/15/2043	260	290
5.050%, 11/15/2044	516	563
4.950%, 08/15/2047	748	816
4.200%, 10/15/2049	260	256
4.150%, 12/15/2021	920	956
3.250%, 10/15/2029	557	551

114	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Northwest Pipeline
4.000%, 04/01/2027	$219	$231
Oasis Petroleum
6.875%, 03/15/2022 (D)	40	37
6.875%, 01/15/2023	40	37
Occidental Petroleum
7.875%, 09/15/2031	610	824
7.500%, 05/01/2031	1,047	1,371
6.950%, 07/01/2024	298	350
6.600%, 03/15/2046	541	706
6.450%, 09/15/2036	595	736
5.550%, 03/15/2026	220	248
4.850%, 03/15/2021	533	551
4.625%, 06/15/2045	280	290
4.500%, 07/15/2044	525	535
4.400%, 04/15/2046	140	143
4.200%, 03/15/2048 (D)	170	168
4.100%, 02/15/2047	580	565
3.500%, 06/15/2025	45	46
3.500%, 08/15/2029 (D)	982	996
3.400%, 04/15/2026	270	274
3.200%, 08/15/2026	225	227
3.125%, 02/15/2022	330	335
3.000%, 02/15/2027 (D)	350	347
2.900%, 08/15/2024 (D)	1,195	1,204
2.700%, 08/15/2022 (D)	460	464
2.700%, 02/15/2023 (D)	129	130
2.600%, 08/13/2021	320	322
Pertamina Persero
6.000%, 05/03/2042 (C)	300	364
Petrobras Global Finance BV
7.375%, 01/17/2027	310	374
6.900%, 03/19/2049	1,550	1,778
6.850%, 06/05/2115	820	938
6.250%, 03/17/2024	1,394	1,566
6.125%, 01/17/2022	45	48
5.750%, 02/01/2029 (D)	300	331
5.299%, 01/27/2025	1,278	1,395
Petroleos Mexicanos
7.690%, 01/23/2050 (C)(D)	1,040	1,084
6.625%, 06/15/2035	1,797	1,756
6.500%, 03/13/2027	135	140
6.500%, 01/23/2029 (C)	2,440	2,481
6.490%, 01/23/2027 (C)	213	222
6.375%, 01/23/2045	990	918
6.350%, 02/12/2048 (C)	1,807	1,660
5.625%, 01/23/2046 (D)	480	409
5.500%, 06/27/2044	120	103
5.350%, 02/12/2028 (C)	585	559
4.875%, 01/18/2024	32	33
2.460%, 12/15/2025	1,199	1,218
2.378%, 04/15/2025	609	616

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Petroleos Mexicanos MTN
6.875%, 08/04/2026 (D)	$120	$129
6.750%, 09/21/2047	3,729	3,579
Plains All American Pipeline
4.900%, 02/15/2045	637	641
4.650%, 10/15/2025	1,485	1,587
3.550%, 12/15/2029	1,253	1,225
2.850%, 01/31/2023	250	250
QEP Resources
6.875%, 03/01/2021	130	129
Range Resources
5.875%, 07/01/2022	10	10
5.000%, 03/15/2023 (D)	340	298
4.875%, 05/15/2025 (D)	70	58
Rockies Express Pipeline
6.875%, 04/15/2040 (C)	830	903
4.950%, 07/15/2029 (C)	2,235	2,224
Ruby Pipeline
6.000%, 04/01/2022 (C)(D)	1,286	1,332
Sabine Pass Liquefaction
5.750%, 05/15/2024	2,280	2,541
5.625%, 03/01/2025	1,200	1,347
5.000%, 03/15/2027	570	628
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (C)	970	981
Schlumberger Finance Canada
2.650%, 11/20/2022 (C)	1,010	1,026
Schlumberger Holdings
3.900%, 05/17/2028 (C)	475	503
Schlumberger Investment
3.650%, 12/01/2023	61	64
3.300%, 09/14/2021 (C)	47	48
Shell International Finance BV
4.550%, 08/12/2043	280	344
4.375%, 03/25/2020	830	839
4.375%, 05/11/2045	470	568
4.125%, 05/11/2035 (D)	1,761	2,035
2.875%, 05/10/2026 (D)	900	937
2.125%, 05/11/2020	56	56
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	1,240	1,337
Southern Natural Gas LLC
8.000%, 03/01/2032	170	239
Spectra Energy Partners
5.950%, 09/25/2043	30	38
3.500%, 03/15/2025	815	847
3.375%, 10/15/2026	343	355
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	810	884
5.300%, 04/01/2044	625	660
3.900%, 07/15/2026	750	777

SEI Institutional Managed Trust / Annual Report / September 30, 2019	115

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TC PipeLines
3.900%, 05/25/2027	$2,400	$2,502
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,278	3,154
Total Capital International
2.829%, 01/10/2030	1,128	1,159
2.434%, 01/10/2025	1,367	1,382
TransCanada PipeLines
4.625%, 03/01/2034	1,185	1,346
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	60	76
Western Midstream Operating
5.500%, 08/15/2048	408	363
5.375%, 06/01/2021	25	26
5.300%, 03/01/2048	162	141
4.650%, 07/01/2026 (D)	40	40
4.000%, 07/01/2022 (D)	35	35
Williams
7.875%, 09/01/2021	735	809
7.750%, 06/15/2031	841	1,115
7.500%, 01/15/2031 (D)	100	131
5.750%, 06/24/2044	51	59
5.400%, 03/04/2044	84	94
5.250%, 03/15/2020	230	233
4.500%, 11/15/2023	45	48
3.900%, 01/15/2025	996	1,043
3.750%, 06/15/2027	124	128
WPX Energy
8.250%, 08/01/2023	50	56
6.000%, 01/15/2022	10	10

		137,078

Financials — 8.5%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	360	387
Ambac Assurance
5.100%, 06/07/2020 (C)	8	12
Ambac LSNI
7.104%, VAR ICE LIBOR USD 3 Month+5.000%, 02/12/2023 (C)	36	36
American Express
3.700%, 08/03/2023	381	401
3.400%, 02/27/2023	414	430
2.500%, 08/01/2022	1,825	1,843
American Express Credit MTN
2.375%, 05/26/2020	554	555
American International Group
6.250%, 05/01/2036	100	131
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2037 (D)	1,220	1,299
4.750%, 04/01/2048	130	152
4.500%, 07/16/2044	288	321

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 03/15/2029	$340	$372
4.200%, 04/01/2028 (D)	650	709
4.125%, 02/15/2024 (D)	107	114
3.900%, 04/01/2026	850	906
3.875%, 01/15/2035 (D)	30	31
Aon
6.250%, 09/30/2040	19	26
3.500%, 06/14/2024	65	69
Apollo Management Holdings
5.000%, 03/15/2048 (C)	890	1,012
4.400%, 05/27/2026 (C)	530	567
Athene Global Funding
3.000%, 07/01/2022 (C)	791	805
Athene Holding
4.125%, 01/12/2028	820	843
AXA Equitable Holdings
3.900%, 04/20/2023	770	804
Banco Santander
4.379%, 04/12/2028 (D)	1,000	1,094
3.848%, 04/12/2023	600	625
3.800%, 02/23/2028	400	419
3.460%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	400	400
3.306%, 06/27/2029 (D)	600	620
2.706%, 06/27/2024	1,400	1,415
Bank of America
6.100%, VAR ICE LIBOR USD 3 Month+3.898%, 09/17/2168	30	33
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	2,680	2,799
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	858	892
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	5,660	5,780
Bank of America MTN
5.000%, 01/21/2044	830	1,053
4.450%, 03/03/2026	847	923
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	1,094	1,289
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	1,870	2,080
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	179	205
4.200%, 08/26/2024 (D)	1,530	1,641
4.125%, 01/22/2024 (D)	290	312
4.100%, 07/24/2023	340	363
4.000%, 04/01/2024	1,309	1,403
4.000%, 01/22/2025	2,033	2,159
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	1,900	2,076
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	1,751	1,845

116	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028	$524	$562
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	2,464	2,601
3.559%, VAR ICE LIBOR USD 3 Month+1.060%, 04/23/2027	1,066	1,124
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024 (D)	860	894
3.500%, 04/19/2026 (D)	780	828
3.499%, VAR ICE LIBOR USD 3 Month+0.630%, 05/17/2022	775	790
3.458%, VAR ICE LIBOR USD 3 Month+0.970%, 03/15/2025	969	1,010
3.300%, 01/11/2023	1,995	2,061
3.194%, VAR ICE LIBOR USD 3 Month+1.180%, 07/23/2030	240	248
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023 (D)	1,352	1,379
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	4,191	4,312
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	1,519	1,521
2.250%, 04/21/2020	100	100
Bank of New York Mellon
3.550%, 09/23/2021	34	35
3.400%, 05/15/2024 (D)	1,945	2,046
Bank of New York Mellon MTN
4.600%, 01/15/2020	40	40
3.250%, 09/11/2024	100	105
Bank of Nova Scotia
3.125%, 04/20/2021	1,590	1,616
1.850%, 04/14/2020	160	160
Barclays
5.088%, VAR ICE LIBOR USD 3 Month+3.054%, 06/20/2030	1,940	2,023
3.932%, VAR ICE LIBOR USD 3 Month+1.610%, 05/07/2025	1,107	1,144
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	1,150	1,262
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	973	1,017
BB&T
5.250%, 11/01/2019	200	200
BB&T MTN
3.875%, 03/19/2029	1,050	1,138
3.050%, 06/20/2022	1,181	1,210
2.500%, 08/01/2024	2,055	2,071
2.200%, 03/16/2023	2,530	2,528
BBVA USA
3.875%, 04/10/2025	430	448
Berkshire Hathaway
3.750%, 08/15/2021	450	464

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Berkshire Hathaway Finance
4.250%, 01/15/2049	$870	$1,030
BGC Partners
5.375%, 07/24/2023	355	379
3.750%, 10/01/2024 (C)	1,015	1,010
BNP Paribas
5.198%, VAR ICE LIBOR USD 3 Month+2.567%, 01/10/2030 (C)(D)	900	1,053
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (C)	1,770	1,913
4.625%, 03/13/2027 (C)	200	217
4.400%, 08/14/2028 (C)	1,691	1,868
3.375%, 01/09/2025 (C)	290	299
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Yr Curr+1.483%, 03/01/2033 (C)(D)	400	422
3.500%, 03/01/2023 (C)	464	479
Boeing Capital
4.700%, 10/27/2019	490	491
BPCE
5.150%, 07/21/2024 (C)	410	449
2.700%, 10/01/2029 (C)	1,056	1,049
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	1,330	1,399
Cantor Fitzgerald
4.875%, 05/01/2024 (C)	565	596
Capital One Financial
3.300%, 10/30/2024	354	366
Charles Schwab
3.250%, 05/22/2029	1,637	1,727
Chubb INA Holdings
3.350%, 05/03/2026 (D)	200	214
3.150%, 03/15/2025	74	78
2.875%, 11/03/2022 (D)	39	40
2.300%, 11/03/2020	210	211
CIT Group
5.250%, 03/07/2025	140	153
4.750%, 02/16/2024	370	392
Citadel
4.875%, 01/15/2027 (C)	680	695
Citibank
2.844%, VAR ICE LIBOR USD 3 Month+0.596%, 05/20/2022	2,063	2,084
2.736%, VAR ICE LIBOR USD 3 Month+0.600%, 05/20/2022	2,405	2,409
2.100%, 06/12/2020	1,605	1,606
Citigroup
8.125%, 07/15/2039	1,414	2,318
6.675%, 09/13/2043	70	102
6.625%, 06/15/2032	100	131
6.300%, VAR ICE LIBOR USD 3 Month+3.423%, 11/15/2167	410	436

SEI Institutional Managed Trust / Annual Report / September 30, 2019	117

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 11/15/2167	$1,160	$1,228
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 01/30/2023	360	374
5.500%, 09/13/2025	950	1,077
5.300%, 05/06/2044	225	280
4.750%, 05/18/2046	100	117
4.650%, 07/30/2045	903	1,088
4.650%, 07/23/2048	1,235	1,511
4.500%, 01/14/2022	380	399
4.450%, 09/29/2027	1,625	1,773
4.400%, 06/10/2025	1,080	1,162
4.300%, 11/20/2026 (D)	240	259
4.125%, 07/25/2028	210	225
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	81	88
4.050%, 07/30/2022	70	73
4.044%, VAR ICE LIBOR USD 3 Month+1.023%, 06/01/2024	856	904
3.980%, VAR ICE LIBOR USD 3 Month+1.338%, 03/20/2030	2,201	2,393
3.878%, VAR ICE LIBOR USD 3 Month+1.168%, 01/24/2039	59	64
3.700%, 01/12/2026	1,500	1,593
3.500%, 05/15/2023	630	653
3.400%, 05/01/2026	260	272
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025	990	1,026
3.300%, 04/27/2025 (D)	120	125
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023 (D)	1,935	1,970
CME Group
3.000%, 03/15/2025	51	53
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (C)	10	10
3.743%, 09/12/2039 (C)	284	283
3.610%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.050%, 09/12/2034 (C)	712	714
Cooperatieve Rabobank UA
5.250%, 08/04/2045	310	389
4.625%, 12/01/2023 (D)	1,630	1,750
4.375%, 08/04/2025	2,150	2,322
Cooperatieve Rabobank UA MTN
4.750%, 01/15/2020 (C)	730	736
3.875%, 02/08/2022	30	31
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 04/13/2168 (C)	1,260	1,262
Credit Agricole MTN
4.000%, VAR USD Swap Semi 30/360 5 Yr Curr+1.644%, 01/10/2033 (C)	250	259

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Suisse Group
4.282%, 01/09/2028 (C)	$895	$961
4.207%, VAR ICE LIBOR USD 3 Month+1.240%, 06/12/2024 (C)(D)	1,085	1,142
3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/2029 (C)	250	263
2.593%, VAR United States Secured Overnight Financing Rate+1.560%, 09/11/2025 (C)	1,860	1,842
Danske Bank
5.375%, 01/12/2024 (C)(D)	650	714
5.000%, 01/12/2022 (C)(D)	990	1,041
3.875%, 09/12/2023 (C)	200	207
3.244%, VAR ICE LIBOR USD 3 Month+1.591%, 12/20/2025 (C)	1,768	1,782
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (C)	2,172	2,180
Danske Bank MTN
4.375%, 06/12/2028 (C)	200	216
Discover Bank
4.650%, 09/13/2028	380	423
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,021	1,428
7.050%, 07/15/2028 (C)	1,000	1,240
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (C)	1,650	2,035
Fifth Third Bancorp
3.650%, 01/25/2024	660	696
Fifth Third Bank
3.950%, 07/28/2025	339	369
2.875%, 10/01/2021	730	739
First Union Capital II
7.950%, 11/15/2029	495	681
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month+0.768%, 12/03/2167	10	8
Goldman Sachs Group
6.750%, 10/01/2037	30	40
6.250%, 02/01/2041	1,050	1,450
5.750%, 01/24/2022	110	118
5.250%, 07/27/2021 (D)	740	780
5.150%, 05/22/2045	960	1,139
4.750%, 10/21/2045 (D)	920	1,104
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	270	305
4.250%, 10/21/2025 (D)	1,120	1,199
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	1,885	2,058
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	2,015	2,139
3.750%, 02/25/2026	560	592

118	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	$1,380	$1,447
3.500%, 11/16/2026	900	935
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	4,450	4,593
3.200%, 02/23/2023	470	483
2.750%, 09/15/2020	35	35
Goldman Sachs Group MTN
6.000%, 06/15/2020	1,050	1,078
5.375%, 03/15/2020	2,530	2,566
4.006%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/2027	1,470	1,516
4.000%, 03/03/2024 (D)	1,090	1,162
3.850%, 07/08/2024 (D)	951	1,007
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	880	892
Guardian Life Global Funding
1.950%, 10/27/2021 (C)	935	932
HSBC Bank
7.650%, 05/01/2025	500	600
4.750%, 01/19/2021 (C)	1,760	1,817
4.125%, 08/12/2020 (C)	100	102
HSBC Bank USA
7.000%, 01/15/2039	275	397
HSBC Bank USA NY
5.875%, 11/01/2034	610	783
HSBC Holdings
4.875%, 01/14/2022	100	106
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	3,345	3,705
4.375%, 11/23/2026 (D)	345	369
4.300%, 03/08/2026	1,710	1,847
4.250%, 03/14/2024	510	537
4.250%, 08/18/2025	760	802
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	399	424
4.000%, 03/30/2022 (D)	536	559
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	3,146	3,359
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	610	639
3.803%, VAR ICE LIBOR USD 3 Month+1.211%, 03/11/2025	1,814	1,890
3.400%, 03/08/2021	1,910	1,940
2.650%, 01/05/2022	200	202
HSBC USA
2.350%, 03/05/2020	100	100
ILFC E-Capital Trust II
4.020%, 12/21/2065 (C)	400	279
ING Bank
5.800%, 09/25/2023 (C)	1,045	1,160
Intercontinental Exchange
4.000%, 10/15/2023	65	69

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Intesa Sanpaolo
3.375%, 01/12/2023 (C)	$440	$444
3.125%, 07/14/2022 (C)	600	602
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	2,320	2,387
John Deere Capital
1.700%, 01/15/2020	160	160
JPMorgan Chase
8.750%, 09/01/2030	970	1,444
5.000%, VAR United States Secured Overnight Financing Rate+3.380%, 08/01/2024	425	435
4.950%, 06/01/2045	180	224
4.500%, 01/24/2022	840	886
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029 (D)	870	983
4.400%, 07/22/2020	210	214
4.350%, 08/15/2021 (D)	160	166
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	84	98
4.250%, 10/15/2020	330	338
4.250%, 10/01/2027 (D)	720	791
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	800	887
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	795	899
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	4,882	5,206
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	446	487
3.900%, 07/15/2025	740	798
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	628	699
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	834	921
3.875%, 09/10/2024 (D)	1,540	1,639
3.797%, VAR ICE LIBOR USD 3 Month+0.890%, 07/23/2024 (D)	171	180
3.702%, VAR ICE LIBOR USD 3 Month+1.160%, 05/06/2030	172	184
3.625%, 05/13/2024	230	244
3.625%, 12/01/2027	360	379
3.559%, VAR ICE LIBOR USD 3 Month+0.730%, 04/23/2024	341	356
3.250%, 09/23/2022	285	295
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025 (D)	197	204
3.207%, VAR ICE LIBOR USD 3 Month+0.695%, 04/01/2023	3,917	4,012
3.200%, 01/25/2023 (D)	100	103
2.950%, 10/01/2026	1,005	1,030
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	1,600	1,620

SEI Institutional Managed Trust / Annual Report / September 30, 2019	119

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.739%, VAR United States Secured Overnight Financing Rate+1.510%, 10/15/2030	$1,366	$1,356
2.700%, 05/18/2023	1,180	1,200
2.301%, VAR United States Secured Overnight Financing Rate+1.160%, 10/15/2025	2,725	2,715
KeyCorp MTN
2.550%, 10/01/2029	1,301	1,273
KKR Group Finance II
5.500%, 02/01/2043 (C)	80	97
KKR Group Finance III
5.125%, 06/01/2044 (C)	535	627
Liberty Mutual Group
4.569%, 02/01/2029 (C)	948	1,058
Lincoln National
3.050%, 01/15/2030	1,135	1,133
Lloyds Bank
3.300%, 05/07/2021	710	722
Lloyds Banking Group
4.550%, 08/16/2028 (D)	260	287
4.375%, 03/22/2028	925	1,006
4.344%, 01/09/2048	200	205
4.050%, 08/16/2023	200	210
3.900%, 03/12/2024 (D)	425	445
3.574%, VAR ICE LIBOR USD 3 Month+1.205%, 11/07/2028	200	204
3.100%, 07/06/2021	490	497
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023	2,915	2,921
2.858%, VAR ICE LIBOR USD 3 Month+1.249%, 03/17/2023	1,875	1,881
Lloyds TSB Bank MTN
5.800%, 01/13/2020 (C)	310	313
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (C)	55	94
MassMutual Global Funding II
2.250%, 07/01/2022 (C)	1,268	1,272
MetLife
6.400%, 12/15/2036	420	498
5.700%, 06/15/2035	15	20
MetLife Capital Trust IV
7.875%, 12/15/2037 (C)	800	1,052
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	1,955	2,101
2.400%, 01/08/2021 (C)	890	894
Mitsubishi UFJ Financial Group
3.195%, 07/18/2029	790	816
2.998%, 02/22/2022	230	234
Mizuho Financial Group
2.721%, VAR ICE LIBOR USD 3 Month+0.840%, 07/16/2023 (D)	1,499	1,512

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Morgan Stanley
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	$320	$373
4.375%, 01/22/2047 (D)	169	198
Morgan Stanley MTN
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	755	848
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	119	131
3.875%, 04/29/2024	1,685	1,793
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	1,450	1,550
3.750%, 02/25/2023	1,665	1,741
3.700%, 10/23/2024	1,021	1,081
3.208%, VAR ICE LIBOR USD 3 Month+0.930%, 07/22/2022	3,045	3,068
3.125%, 01/23/2023	1,120	1,149
3.125%, 07/27/2026	190	196
2.750%, 05/19/2022	5	5
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025	980	990
2.625%, 11/17/2021	4,152	4,191
2.500%, 04/21/2021	280	282
MUFG Bank
4.100%, 09/09/2023 (C)	200	213
Nationwide Building Society
4.363%, VAR ICE LIBOR USD 3 Month+1.392%, 08/01/2024 (C)	800	840
3.960%, VAR ICE LIBOR USD 3 Month+1.855%, 07/18/2030 (C)	489	511
Nationwide Building Society MTN
3.622%, VAR ICE LIBOR USD 3 Month+1.181%, 04/26/2023 (C)	830	846
Nationwide Mutual Insurance
4.409%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (C)	3,735	3,720
New York Life Global Funding
2.875%, 04/10/2024 (C)	1,045	1,078
New York Life Insurance
6.750%, 11/15/2039 (C)	390	580
Nordea Bank Abp
4.875%, 05/13/2021 (C)	250	259
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (C)	1,266	1,295
Park Aerospace Holdings
5.500%, 02/15/2024 (C)	100	108
5.250%, 08/15/2022 (C)(D)	1,240	1,307
Pipeline Funding
7.500%, 01/15/2030 (C)	419	524
PNC Financial Services Group
3.450%, 04/23/2029	2,026	2,168

120	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Prudential Financial MTN
5.625%, 05/12/2041	$10	$13
4.350%, 02/25/2050	586	672
3.700%, 03/13/2051	214	222
Raymond James Financial
4.950%, 07/15/2046	650	777
Reliance Standard Life Global Funding II MTN
2.500%, 01/15/2020 (C)	160	160
Royal Bank of Canada
1.875%, 02/05/2020	180	180
Royal Bank of Canada MTN
3.200%, 04/30/2021	480	489
2.150%, 10/26/2020	420	421
Royal Bank of Scotland Group
6.125%, 12/15/2022	390	422
6.100%, 06/10/2023 (D)	550	599
6.000%, 12/19/2023	860	944
5.125%, 05/28/2024	490	522
4.892%, VAR ICE LIBOR USD 3 Month+1.754%, 05/18/2029	200	220
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024 (D)	830	873
4.269%, VAR ICE LIBOR USD 3 Month+1.762%, 03/22/2025 (D)	220	230
3.875%, 09/12/2023	720	743
Santander Holdings USA
4.500%, 07/17/2025	80	86
4.450%, 12/03/2021	1,325	1,384
3.500%, 06/07/2024 (D)	1,363	1,398
Santander UK
5.000%, 11/07/2023 (C)	260	276
3.400%, 06/01/2021	1,930	1,963
2.375%, 03/16/2020	260	260
Santander UK Group Holdings
4.796%, VAR ICE LIBOR USD 3 Month+1.570%, 11/15/2024 (D)	750	803
3.373%, VAR ICE LIBOR USD 3 Month+1.080%, 01/05/2024 (D)	760	772
2.875%, 08/05/2021	3,255	3,267
Standard Chartered
2.744%, VAR ICE LIBOR USD 3 Month+1.200%, 09/10/2022 (C)	1,963	1,965
State Street
3.300%, 12/16/2024	70	73
Sumitomo Mitsui Financial Group
3.040%, 07/16/2029	1,375	1,406
2.696%, 07/16/2024	1,719	1,738
2.058%, 07/14/2021	340	339
SunTrust Bank
4.050%, 11/03/2025	535	585
Svenska Handelsbanken MTN
3.350%, 05/24/2021	500	510

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Synchrony Financial
2.850%, 07/25/2022	$435	$439
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	124	183
4.900%, 09/15/2044 (C)	240	298
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	590	602
Trust F
6.390%, 01/15/2050 (C)	277	295
UBS MTN
4.500%, 06/26/2048 (C)	200	248
UBS Group
3.126%, VAR ICE LIBOR USD 3 Month+1.468%, 08/13/2030 (C)	934	940
UBS Group Funding Switzerland
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.344%, 07/31/2168 (C)	1,640	1,742
4.253%, 03/23/2028 (C)	1,498	1,634
4.125%, 09/24/2025 (C)	200	216
3.491%, 05/23/2023 (C)	1,650	1,694
2.650%, 02/01/2022 (C)	385	388
UniCredit MTN
6.572%, 01/14/2022 (C)	1,000	1,073
US Bancorp
2.400%, 07/30/2024	2,210	2,238
US Bancorp MTN
2.950%, 07/15/2022	25	26
US Bank
3.150%, 04/26/2021	550	559
Validus Holdings
8.875%, 01/26/2040	905	1,486
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%, 03/15/2168	2,790	2,800
WEA Finance
4.750%, 09/17/2044 (C)	230	269
3.750%, 09/17/2024 (C)	990	1,049
Wells Fargo
5.375%, 11/02/2043	400	502
3.000%, 04/22/2026	2,365	2,425
3.000%, 10/23/2026	1,030	1,058
2.100%, 07/26/2021	1,945	1,943
Wells Fargo MTN
4.900%, 11/17/2045	909	1,081
4.750%, 12/07/2046	1,075	1,269
4.650%, 11/04/2044	261	302
4.600%, 04/01/2021 (D)	160	166
4.400%, 06/14/2046	1,370	1,538
4.300%, 07/22/2027	2,310	2,531
4.150%, 01/24/2029	1,720	1,907
4.125%, 08/15/2023	900	955

SEI Institutional Managed Trust / Annual Report / September 30, 2019	121

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 01/24/2024 (D)	$250	$265
3.500%, 03/08/2022	430	444
3.450%, 02/13/2023	660	682
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/2027	1,550	1,602
2.625%, 07/22/2022	2,160	2,184
2.150%, 01/30/2020	70	70
Wells Fargo Bank
3.625%, 10/22/2021	1,930	1,986
2.082%, VAR ICE LIBOR USD 3 Month+0.650%, 09/09/2022	6,211	6,197
Westpac Banking
4.875%, 11/19/2019	170	171
4.110%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.000%, 07/24/2034	410	428
2.600%, 11/23/2020	500	503
2.300%, 05/26/2020	50	50

		355,243

Health Care — 3.5%
Abbott Laboratories
4.900%, 11/30/2046	1,747	2,254
4.750%, 11/30/2036	260	318
3.875%, 09/15/2025	141	153
3.750%, 11/30/2026	1,080	1,177
3.400%, 11/30/2023	2,501	2,623
AbbVie
4.875%, 11/14/2048	496	547
4.500%, 05/14/2035	715	766
4.450%, 05/14/2046	562	582
4.400%, 11/06/2042	800	825
4.250%, 11/14/2028	743	806
3.600%, 05/14/2025	770	801
3.200%, 11/06/2022	44	45
2.900%, 11/06/2022 (D)	10	10
2.500%, 05/14/2020	1,294	1,297
Aetna
3.875%, 08/15/2047	364	357
2.800%, 06/15/2023 (D)	2,650	2,682
Allergan Finance
4.625%, 10/01/2042	38	39
3.250%, 10/01/2022 (D)	513	524
Allergan Funding SCS
3.850%, 06/15/2024 (D)	500	528
3.800%, 03/15/2025 (D)	1,860	1,948
3.450%, 03/15/2022	370	379
Allergan Sales
5.000%, 12/15/2021 (C)	535	562
Amgen
5.150%, 11/15/2041	660	802
4.663%, 06/15/2051	646	756

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.400%, 05/01/2045	$1,812	$2,048
3.875%, 11/15/2021	150	155
3.625%, 05/22/2024	130	138
2.125%, 05/01/2020 (D)	110	110
Anthem
4.625%, 05/15/2042	41	45
3.650%, 12/01/2027	290	305
3.500%, 08/15/2024	590	618
3.350%, 12/01/2024	1,425	1,482
3.125%, 05/15/2022	468	479
2.950%, 12/01/2022	661	674
AstraZeneca
3.500%, 08/17/2023	805	841
Baxalta
3.600%, 06/23/2022	546	560
Bayer US Finance
3.375%, 10/08/2024 (C)	2,300	2,357
Bayer US Finance II
4.875%, 06/25/2048 (C)(D)	1,960	2,165
4.375%, 12/15/2028 (C)	4,035	4,357
3.500%, 06/25/2021 (C)	630	643
Becton Dickinson
4.685%, 12/15/2044	722	838
3.734%, 12/15/2024 (D)	1,949	2,062
3.700%, 06/06/2027	493	523
3.363%, 06/06/2024	2,052	2,141
3.250%, 11/12/2020	600	606
2.979%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	726	726
2.404%, 06/05/2020	1,408	1,409
Biogen
3.625%, 09/15/2022	430	447
Boston Scientific
4.700%, 03/01/2049	371	453
4.000%, 03/01/2028	333	365
4.000%, 03/01/2029	410	453
3.750%, 03/01/2026	557	595
Bristol-Myers Squibb
4.250%, 10/26/2049 (C)	239	277
4.125%, 06/15/2039 (C)	85	96
3.400%, 07/26/2029 (C)(D)	1,260	1,346
3.200%, 06/15/2026 (C)	2,654	2,784
2.900%, 07/26/2024 (C)	2,393	2,467
2.600%, 05/16/2022 (C)	2,023	2,051
Celgene
5.250%, 08/15/2043	40	51
5.000%, 08/15/2045	1,930	2,420
4.550%, 02/20/2048	166	198
4.350%, 11/15/2047	220	255
3.900%, 02/20/2028	1,563	1,712
3.875%, 08/15/2025	430	464
3.625%, 05/15/2024	69	73

122	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.550%, 08/15/2022	$360	$373
2.875%, 02/19/2021	420	424
2.750%, 02/15/2023	1,526	1,553
2.250%, 08/15/2021	420	420
Centene
6.125%, 02/15/2024	210	218
5.625%, 02/15/2021	50	51
5.375%, 06/01/2026 (C)	170	178
4.750%, 05/15/2022	110	112
4.750%, 01/15/2025	130	133
Cigna
4.900%, 12/15/2048 (D)	2,097	2,399
4.800%, 08/15/2038	75	84
4.375%, 10/15/2028	2,633	2,877
4.125%, 11/15/2025 (D)	290	311
3.750%, 07/15/2023 (D)	1,954	2,046
3.400%, 09/17/2021	1,145	1,171
3.200%, 09/17/2020	320	323
Cigna Holding
3.050%, 10/15/2027	1,745	1,763
CommonSpirit Health
4.350%, 11/01/2042	110	118
CVS Health
5.125%, 07/20/2045	2,321	2,631
5.050%, 03/25/2048 (D)	5,047	5,728
4.780%, 03/25/2038	1,609	1,762
4.300%, 03/25/2028	3,690	3,990
4.100%, 03/25/2025	1,298	1,387
4.000%, 12/05/2023	506	535
3.875%, 07/20/2025	515	545
3.700%, 03/09/2023 (D)	1,727	1,798
3.500%, 07/20/2022	160	165
3.350%, 03/09/2021	112	114
3.250%, 08/15/2029	1,132	1,137
3.000%, 08/15/2026	376	378
2.750%, 12/01/2022 (D)	510	516
2.625%, 08/15/2024	1,447	1,453
CVS Pass-Through Trust
5.926%, 01/10/2034 (C)	76	89
Edwards Lifesciences
4.300%, 06/15/2028	793	893
Eli Lilly
3.100%, 05/15/2027	90	95
EMD Finance
2.400%, 03/19/2020 (C)	1,425	1,425
Express Scripts Holding
3.400%, 03/01/2027	345	356
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (C)	170	181
Gilead Sciences
5.650%, 12/01/2041	35	46
4.750%, 03/01/2046	380	452

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.500%, 02/01/2045	$10	$12
4.150%, 03/01/2047	274	305
3.700%, 04/01/2024	410	434
3.650%, 03/01/2026	803	861
3.250%, 09/01/2022 (D)	670	692
2.550%, 09/01/2020	130	131
GlaxoSmithKline Capital
2.850%, 05/08/2022 (D)	30	31
HCA
5.625%, 09/01/2028	50	56
5.500%, 06/15/2047	60	68
5.250%, 04/15/2025	820	912
5.250%, 06/15/2026	30	33
5.250%, 06/15/2049 (D)	2,150	2,345
5.125%, 06/15/2039	760	829
5.000%, 03/15/2024	1,100	1,201
4.500%, 02/15/2027	20	21
4.125%, 06/15/2029	785	823
Humana
4.950%, 10/01/2044	60	70
4.800%, 03/15/2047	30	35
4.625%, 12/01/2042	170	189
3.950%, 03/15/2027	70	74
3.950%, 08/15/2049	1,310	1,313
3.850%, 10/01/2024	1,470	1,553
3.150%, 12/01/2022	560	573
2.900%, 12/15/2022	750	763
2.500%, 12/15/2020	1,015	1,017
Johnson & Johnson
3.700%, 03/01/2046	170	192
3.625%, 03/03/2037	260	290
3.500%, 01/15/2048	92	101
3.400%, 01/15/2038	173	187
2.625%, 01/15/2025	86	89
Medtronic
4.625%, 03/15/2045	9	12
3.500%, 03/15/2025	343	368
Merck
4.000%, 03/07/2049	217	258
3.400%, 03/07/2029	602	653
2.400%, 09/15/2022 (D)	29	29
Mylan
3.950%, 06/15/2026	620	641
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	775
Pfizer
4.100%, 09/15/2038	192	219
4.000%, 12/15/2036	815	933
3.450%, 03/15/2029 (D)	913	989
3.000%, 12/15/2026	175	184
2.800%, 03/11/2022	334	340

SEI Institutional Managed Trust / Annual Report / September 30, 2019	123

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Providence St. Joseph Health Obligated Group
2.746%, 10/01/2026	$1,700	$1,710
RWJ Barnabas Health
3.949%, 07/01/2046	1,030	1,167
Sanofi
3.375%, 06/19/2023	936	981
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/2023	1,740	1,774
Takeda Pharmaceutical
4.400%, 11/26/2023 (C)	1,580	1,702
Teva Pharmaceutical Finance BV
3.650%, 11/10/2021	720	666
2.950%, 12/18/2022 (D)	40	34
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/2021	120	111
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 07/21/2023	470	380
2.200%, 07/21/2021 (D)	950	869
Thermo Fisher Scientific
2.600%, 10/01/2029	929	925
UnitedHealth Group
5.800%, 03/15/2036	280	373
4.750%, 07/15/2045	1,150	1,398
4.625%, 07/15/2035 (D)	523	632
4.450%, 12/15/2048	113	134
4.250%, 04/15/2047	450	511
3.875%, 10/15/2020	710	720
3.875%, 12/15/2028	170	187
3.875%, 08/15/2059	636	674
3.750%, 07/15/2025	70	75
3.700%, 12/15/2025	376	405
3.700%, 08/15/2049	677	717
3.500%, 08/15/2039	376	391
3.375%, 11/15/2021	75	77
3.350%, 07/15/2022	28	29
2.875%, 12/15/2021	290	296
2.875%, 03/15/2023	50	51
2.875%, 08/15/2029	944	964
2.700%, 07/15/2020	440	443
2.375%, 08/15/2024	946	954
Wyeth LLC
5.950%, 04/01/2037	470	638
Zimmer Biomet Holdings
2.914%, VAR ICE LIBOR USD 3 Month+0.750%, 03/19/2021	1,500	1,500

		144,889

Industrials — 2.5%
3M
2.375%, 08/26/2029 (D)	390	388

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
ABB Finance USA
4.375%, 05/08/2042	$110	$133
AerCap Ireland Capital DAC
5.000%, 10/01/2021	1,250	1,314
4.875%, 01/16/2024	1,500	1,620
4.625%, 07/01/2022 (D)	210	221
4.500%, 05/15/2021	2,140	2,210
3.500%, 01/15/2025	232	237
Air Lease
3.625%, 04/01/2027	221	228
3.625%, 12/01/2027	216	222
3.500%, 01/15/2022	2,385	2,446
American Airlines Pass-Through Trust
3.500%, 02/15/2032	545	565
BAE Systems
4.750%, 10/11/2021 (C)	2,100	2,192
Boeing
4.875%, 02/15/2020	210	212
3.900%, 05/01/2049	456	501
3.850%, 11/01/2048	67	73
3.750%, 02/01/2050	516	557
3.625%, 03/01/2048	23	24
3.550%, 03/01/2038	210	221
3.500%, 03/01/2039	362	382
3.250%, 02/01/2035	950	984
3.200%, 03/01/2029 (D)	922	968
3.100%, 05/01/2026	1,103	1,155
2.950%, 02/01/2030	1,130	1,159
2.800%, 03/01/2027	190	194
2.700%, 05/01/2022	737	751
2.700%, 02/01/2027	1,696	1,725
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	135
5.400%, 06/01/2041	50	65
4.900%, 04/01/2044	192	242
4.150%, 12/15/2048	150	175
4.050%, 06/15/2048	124	142
3.550%, 02/15/2050	512	542
3.450%, 09/15/2021	91	93
Canadian Pacific Railway
6.125%, 09/15/2115	44	66
Caterpillar
3.250%, 09/19/2049	647	673
2.600%, 09/19/2029	579	585
Caterpillar Financial Services MTN
2.750%, 08/20/2021	1,025	1,038
Cintas No. 2
3.700%, 04/01/2027 (D)	400	436
2.900%, 04/01/2022	400	409
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C2
7.256%, 03/15/2020	140	141

124	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Continental Airlines Pass-Through Trust, Ser 2000-1
8.048%, 11/01/2020	$63	$65
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	1,680	1,773
Continental Airlines Pass-Through Trust, Ser 2009-2
7.250%, 11/10/2019	114	114
Crowley Conro
4.181%, 08/15/2043	486	554
CSX
4.750%, 11/15/2048	243	293
3.350%, 09/15/2049	222	217
2.400%, 02/15/2030	409	401
DAE Funding
5.750%, 11/15/2023 (C)	70	74
Delta Air Lines
4.375%, 04/19/2028 (D)	153	163
3.800%, 04/19/2023	241	250
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	396	434
DP World MTN
5.625%, 09/25/2048 (C)	990	1,143
Eaton
7.625%, 04/01/2024	75	88
4.150%, 11/02/2042	140	155
2.750%, 11/02/2022 (D)	900	916
Equifax
3.950%, 06/15/2023	1,612	1,692
FedEx
4.950%, 10/17/2048	429	476
4.050%, 02/15/2048	980	961
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035	6,616	6,924
2.342%, 11/15/2020 (D)	5,937	5,922
General Electric
4.125%, 10/09/2042	370	370
2.700%, 10/09/2022	166	166
2.100%, 12/11/2019	30	30
General Electric MTN
6.875%, 01/10/2039 (D)	1,216	1,609
6.750%, 03/15/2032	1,335	1,679
6.150%, 08/07/2037	394	485
5.875%, 01/14/2038	3,358	4,037
5.500%, 01/08/2020	2,935	2,958
5.300%, 02/11/2021 (D)	293	303
4.650%, 10/17/2021	515	536
4.625%, 01/07/2021	2,515	2,579
4.375%, 09/16/2020	40	41

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.100%, 01/09/2023	$122	$123
2.638%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	2,400	1,727
2.200%, 01/09/2020	43	43
Honeywell International
2.300%, 08/15/2024	2,585	2,625
IHS Markit
5.000%, 11/01/2022 (C)	750	799
4.750%, 02/15/2025 (C)	355	385
4.750%, 08/01/2028	1,215	1,351
International Lease Finance
8.625%, 01/15/2022	180	204
L3Harris Technologies
5.054%, 04/27/2045	270	339
4.854%, 04/27/2035	80	95
4.400%, 06/15/2028 (C)	2,190	2,460
Lockheed Martin
4.500%, 05/15/2036	90	108
4.090%, 09/15/2052	283	333
4.070%, 12/15/2042	446	515
3.550%, 01/15/2026	1,410	1,512
3.100%, 01/15/2023	50	51
Northrop Grumman
4.030%, 10/15/2047	602	683
3.250%, 08/01/2023 (D)	2,960	3,083
3.250%, 01/15/2028	1,197	1,256
2.930%, 01/15/2025	860	886
2.550%, 10/15/2022 (D)	1,400	1,419
Park Aerospace Holdings
4.500%, 03/15/2023 (C)	1,540	1,594
Parker-Hannifin
2.700%, 06/14/2024	400	407
Prime Security Services Borrower
5.750%, 04/15/2026 (C)	320	333
Raytheon
3.125%, 10/15/2020	430	435
Republic Services
3.950%, 05/15/2028	935	1,034
2.500%, 08/15/2024	635	642
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (C)	1,045	1,066
Union Pacific
4.500%, 09/10/2048	1,030	1,229
4.300%, 03/01/2049	91	106
3.950%, 09/10/2028	2,780	3,067
3.750%, 07/15/2025	340	366
3.150%, 03/01/2024	393	408
2.950%, 03/01/2022	616	630
United Business Media
5.750%, 11/03/2020 (C)	490	505
United Rentals North America
6.500%, 12/15/2026	180	196

SEI Institutional Managed Trust / Annual Report / September 30, 2019	125

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.500%, 07/15/2025	$150	$156
4.875%, 01/15/2028	150	156
United Technologies
8.875%, 11/15/2019	110	111
4.625%, 11/16/2048 (D)	546	682
4.500%, 06/01/2042	170	204
4.450%, 11/16/2038	518	616
4.150%, 05/15/2045	59	68
4.125%, 11/16/2028	709	802
3.950%, 08/16/2025	1,965	2,153
3.650%, 08/16/2023	2,307	2,441
3.100%, 06/01/2022	634	654
2.800%, 05/04/2024	468	481
1.950%, 11/01/2021	85	85
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	622	672
Waste Management
4.600%, 03/01/2021	90	92
4.150%, 07/15/2049	210	245
4.000%, 07/15/2039	60	68
3.500%, 05/15/2024	370	390
3.450%, 06/15/2029	1,235	1,334
3.200%, 06/15/2026	645	680

		106,937

Information Technology — 1.4%
Apple
4.650%, 02/23/2046	270	339
4.375%, 05/13/2045	675	817
4.250%, 02/09/2047	467	558
3.450%, 02/09/2045	31	33
3.200%, 05/13/2025	270	286
3.200%, 05/11/2027	1,506	1,597
2.950%, 09/11/2049	688	673
2.850%, 05/06/2021	113	115
2.450%, 08/04/2026 (D)	1,410	1,429
2.200%, 09/11/2029	2,231	2,192
2.150%, 02/09/2022 (D)	82	83
2.050%, 09/11/2026	1,116	1,103
2.000%, 11/13/2020	500	501
1.800%, 09/11/2024	930	925
1.550%, 08/04/2021	230	229
Avnet
3.750%, 12/01/2021	1,000	1,021
Broadcom
4.750%, 04/15/2029 (C)	243	257
4.250%, 04/15/2026 (C)	2,913	3,009
3.125%, 04/15/2021 (C)	1,135	1,146
3.125%, 10/15/2022 (C)	500	506
3.125%, 01/15/2025	420	417
3.000%, 01/15/2022	1,250	1,262

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Dell International
8.350%, 07/15/2046 (C)	$780	$1,029
6.020%, 06/15/2026 (C)	39	44
4.420%, 06/15/2021 (C)	1,890	1,949
Fidelity National Information Services
3.750%, 05/21/2029 (D)	512	555
Fiserv
4.400%, 07/01/2049	316	353
4.200%, 10/01/2028	59	65
3.500%, 07/01/2029	1,403	1,476
3.200%, 07/01/2026	597	618
2.750%, 07/01/2024	780	794
Global Payments
4.150%, 08/15/2049	340	359
3.200%, 08/15/2029	565	573
Intel
3.700%, 07/29/2025	223	242
3.300%, 10/01/2021 (D)	35	36
3.100%, 07/29/2022	35	36
International Business Machines
4.250%, 05/15/2049	706	812
4.150%, 05/15/2039	259	295
3.300%, 05/15/2026	565	596
3.000%, 05/15/2024	1,510	1,566
Lam Research
4.875%, 03/15/2049	150	183
3.750%, 03/15/2026	553	590
Marvell Technology Group
4.200%, 06/22/2023	810	849
Mastercard
3.650%, 06/01/2049	236	267
3.375%, 04/01/2024	250	266
2.950%, 06/01/2029	681	714
Micron Technology
4.663%, 02/15/2030	466	485
Microsoft
4.750%, 11/03/2055	43	58
4.500%, 02/06/2057	411	534
4.250%, 02/06/2047	1,108	1,375
4.100%, 02/06/2037	1,095	1,299
4.000%, 02/12/2055	472	563
3.950%, 08/08/2056	240	284
3.750%, 02/12/2045	130	149
3.700%, 08/08/2046	340	387
3.625%, 12/15/2023	89	95
3.500%, 02/12/2035	1,012	1,119
3.450%, 08/08/2036	30	33
3.300%, 02/06/2027	2,072	2,235
2.875%, 02/06/2024 (D)	1,010	1,052
2.700%, 02/12/2025	250	259
2.400%, 02/06/2022 (D)	600	608
2.400%, 08/08/2026	1,700	1,731

126	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.375%, 02/12/2022	$20	$20
2.375%, 05/01/2023 (D)	20	21
1.550%, 08/08/2021	400	398
NXP BV
3.875%, 06/18/2026 (C)(D)	852	897
Oracle
4.000%, 11/15/2047	721	807
3.900%, 05/15/2035	1,720	1,899
3.800%, 11/15/2037	253	276
2.950%, 11/15/2024	246	255
2.625%, 02/15/2023 (D)	460	468
PayPal Holdings
2.400%, 10/01/2024	605	608
QUALCOMM
2.600%, 01/30/2023	910	925
salesforce.com
3.700%, 04/11/2028	670	735
3.250%, 04/11/2023 (D)	480	501
Tencent Holdings MTN
3.595%, 01/19/2028 (C)	570	595
Texas Instruments
4.150%, 05/15/2048	300	368
Visa
4.300%, 12/14/2045	690	856
3.650%, 09/15/2047	235	268
3.150%, 12/14/2025 (D)	1,410	1,503
2.800%, 12/14/2022	40	41
2.200%, 12/14/2020	80	80

		56,552

Materials — 0.9%
Air Liquide Finance
2.250%, 09/27/2023 (C)	590	591
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (C)	270	284
6.125%, 05/15/2028 (C)	200	213
Amcor Finance USA
4.500%, 05/15/2028 (C)	360	393
3.625%, 04/28/2026 (C)	2,425	2,495
Anglo American Capital
4.750%, 04/10/2027 (C)	720	776
4.000%, 09/11/2027 (C)	200	207
3.750%, 04/10/2022 (C)	280	287
3.625%, 09/11/2024 (C)(D)	710	733
ArcelorMittal
7.000%, 10/15/2039	120	145
6.250%, 02/25/2022 (D)	120	130
6.125%, 06/01/2025 (D)	670	754
4.550%, 03/11/2026 (D)	330	345
Barrick
5.250%, 04/01/2042	80	97

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Barrick Gold
3.850%, 04/01/2022	$72	$75
Barrick North America Finance
5.750%, 05/01/2043	452	592
5.700%, 05/30/2041	1,202	1,511
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.093%, 10/19/2075 (C)	830	970
5.000%, 09/30/2043 (D)	410	529
4.125%, 02/24/2042	40	46
2.875%, 02/24/2022	50	51
Dow Chemical
5.250%, 11/15/2041	25	29
4.800%, 05/15/2049 (C)	360	398
4.250%, 10/01/2034	236	250
3.000%, 11/15/2022	1,780	1,813
DuPont de Nemours
4.725%, 11/15/2028	350	400
4.493%, 11/15/2025	2,627	2,903
4.205%, 11/15/2023	1,510	1,618
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (C)	480	516
FMC
4.500%, 10/01/2049	137	143
Freeport-McMoRan
5.450%, 03/15/2043	495	446
4.550%, 11/14/2024	40	41
3.875%, 03/15/2023	20	20
3.550%, 03/01/2022	347	348
Glencore Funding
4.125%, 05/30/2023 (C)(D)	200	209
4.125%, 03/12/2024 (C)	1,460	1,532
4.000%, 03/27/2027 (C)	1,240	1,275
3.875%, 10/27/2027 (C)(D)	410	417
3.000%, 10/27/2022 (C)	30	30
2.875%, 04/16/2020 (C)	140	140
Huntsman International
5.125%, 11/15/2022	281	300
4.500%, 05/01/2029	646	679
Industrias Penoles
4.150%, 09/12/2029 (C)	1,005	1,009
International Flavors & Fragrances
5.000%, 09/26/2048 (D)	1,720	1,963
LyondellBasell Industries
6.000%, 11/15/2021	369	393
5.750%, 04/15/2024	200	226
Minera Mexico
4.500%, 01/26/2050 (C)	329	324
Mosaic
5.625%, 11/15/2043	414	459
4.050%, 11/15/2027 (D)	392	407

SEI Institutional Managed Trust / Annual Report / September 30, 2019	127

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nutrien
4.875%, 03/30/2020	$280	$283
OCP
4.500%, 10/22/2025 (C)	400	420
Southern Copper
5.875%, 04/23/2045 (D)	274	332
5.250%, 11/08/2042	2,030	2,287
3.875%, 04/23/2025	388	404
Syngenta Finance
3.933%, 04/23/2021 (C)	650	662
Teck Resources
6.250%, 07/15/2041	1,144	1,271
6.000%, 08/15/2040	30	32
Vale Overseas
6.875%, 11/21/2036	874	1,107
6.250%, 08/10/2026 (D)	32	37
WestRock RKT
4.000%, 03/01/2023 (D)	70	74
WRKCo
4.900%, 03/15/2029 (D)	1,165	1,320
3.000%, 09/15/2024	750	764

		38,505

Real Estate — 0.9%
Alexandria Real Estate Equities
3.450%, 04/30/2025	750	785
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,350	1,406
3.625%, 11/15/2027	745	782
3.300%, 07/15/2026	1,495	1,534
Boston Properties
3.800%, 02/01/2024	1,250	1,321
3.400%, 06/21/2029	720	753
2.900%, 03/15/2030	140	140
Brandywine Operating Partnership
3.950%, 11/15/2027	17	18
Brixmor Operating Partnership
4.125%, 05/15/2029	380	405
CubeSmart
4.375%, 02/15/2029	365	400
Digital Realty Trust
3.625%, 10/01/2022	1,260	1,304
Duke Realty
4.375%, 06/15/2022	50	53
ERP Operating
4.625%, 12/15/2021	64	67
3.000%, 07/01/2029	625	645
GLP Capital
5.375%, 04/15/2026	2,410	2,651
5.300%, 01/15/2029	1,548	1,706
5.250%, 06/01/2025 (D)	565	622

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.000%, 01/15/2030	$1,577	$1,585
HCP
4.250%, 11/15/2023	976	1,042
4.200%, 03/01/2024	765	823
4.000%, 12/01/2022	150	157
3.150%, 08/01/2022	1,000	1,020
Healthcare Realty Trust
3.875%, 05/01/2025	200	209
3.750%, 04/15/2023	1,400	1,446
Healthcare Trust of America Holdings
3.100%, 02/15/2030	202	201
Life Storage
3.875%, 12/15/2027	915	966
Mid-America Apartments
4.300%, 10/15/2023	357	381
4.000%, 11/15/2025	427	458
3.950%, 03/15/2029	450	491
3.750%, 06/15/2024	832	875
3.600%, 06/01/2027	236	250
Public Storage
3.094%, 09/15/2027	734	771
Realty Income
3.250%, 10/15/2022	70	72
Reckson Operating Partnership
7.750%, 03/15/2020	2,350	2,405
Regency Centers
2.950%, 09/15/2029	757	755
Sabra Health Care
3.900%, 10/15/2029	445	438
Simon Property Group
3.250%, 09/13/2049	409	400
2.450%, 09/13/2029	1,020	998
2.000%, 09/13/2024	1,433	1,419
SITE Centers
4.625%, 07/15/2022	297	310
Spirit Realty
3.400%, 01/15/2030	420	417
STORE Capital
4.625%, 03/15/2029	438	482
4.500%, 03/15/2028	1,311	1,415
UDR
3.000%, 08/15/2031	520	521
Ventas Realty
4.875%, 04/15/2049	203	242
3.850%, 04/01/2027	500	532
Welltower
4.500%, 01/15/2024	102	110
4.000%, 06/01/2025 (D)	625	668
3.750%, 03/15/2023	500	523

		36,974

128	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Utilities — 2.1%
AEP Texas
6.650%, 02/15/2033	$500	$681
AEP Texas Central Transition Funding II
5.306%, 07/01/2020	283	287
Alabama Power
3.700%, 12/01/2047	1,810	1,949
3.450%, 10/01/2049	852	879
Arizona Public Service
2.200%, 01/15/2020	20	20
Berkshire Hathaway Energy
3.750%, 11/15/2023	156	166
Black Hills
3.875%, 10/15/2049	120	120
3.050%, 10/15/2029	929	927
Boston Gas
4.487%, 02/15/2042 (C)	35	41
Carolina Power & Light
2.800%, 05/15/2022	25	25
CenterPoint Energy
4.250%, 11/01/2028	506	556
3.600%, 11/01/2021	595	611
2.950%, 03/01/2030	509	507
2.500%, 09/01/2022	70	70
2.500%, 09/01/2024	1,115	1,115
Cleco Power
6.000%, 12/01/2040	700	908
Comision Federal de Electricidad
4.750%, 02/23/2027 (C)	240	252
Commonwealth Edison
4.000%, 03/01/2049	648	747
Consolidated Edison of New York
4.650%, 12/01/2048	1,500	1,858
4.450%, 03/15/2044	1,500	1,753
4.125%, 05/15/2049	582	667
Dominion Energy
4.600%, 03/15/2049	272	320
3.071%, 08/15/2024	980	1,004
2.000%, 08/15/2021	490	488
DTE Energy
2.529%, 10/01/2024	830	833
1.500%, 10/01/2019	245	245
Duke Energy
3.550%, 09/15/2021	76	78
3.150%, 08/15/2027	280	291
2.400%, 08/15/2022	340	343
1.800%, 09/01/2021	913	909
Duke Energy Carolinas
4.300%, 06/15/2020	39	40
4.250%, 12/15/2041	628	724
4.000%, 09/30/2042	1,000	1,119
3.750%, 06/01/2045	680	735

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Duke Energy Florida
3.850%, 11/15/2042	$380	$414
3.200%, 01/15/2027	1,080	1,135
Duke Energy Indiana
4.200%, 03/15/2042	30	34
3.750%, 07/15/2020	52	53
3.750%, 05/15/2046	166	178
3.250%, 10/01/2049	511	510
Duke Energy Progress
4.100%, 05/15/2042	425	484
3.450%, 03/15/2029	341	368
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	1,950	2,018
Edison International
5.750%, 06/15/2027	171	192
4.125%, 03/15/2028	511	524
Electricite de France
5.600%, 01/27/2040 (C)	320	397
4.500%, 09/21/2028 (C)	1,058	1,181
Enel Finance International
6.000%, 10/07/2039 (C)	444	554
4.750%, 05/25/2047 (C)	285	322
4.625%, 09/14/2025 (C)	2,040	2,228
3.500%, 04/06/2028 (C)	315	323
2.875%, 05/25/2022 (C)	536	543
Entergy
5.125%, 09/15/2020	400	408
Entergy Arkansas
4.200%, 04/01/2049	101	117
Eversource Energy
3.150%, 01/15/2025	211	218
2.900%, 10/01/2024	1,610	1,649
Exelon
5.625%, 06/15/2035	760	950
3.950%, 06/15/2025	375	401
2.850%, 06/15/2020	1,090	1,095
FirstEnergy
4.850%, 07/15/2047	312	373
4.250%, 03/15/2023	1,224	1,295
3.900%, 07/15/2027 (D)	940	1,002
2.850%, 07/15/2022	60	61
FirstEnergy, Ser C
7.375%, 11/15/2031 (D)	3,685	5,214
FirstEnergy Transmission
5.450%, 07/15/2044 (C)	176	224
Georgia Power
2.650%, 09/15/2029	187	184
Indiana Michigan Power
4.550%, 03/15/2046	325	393
ITC Holdings
4.050%, 07/01/2023	1,152	1,213
3.650%, 06/15/2024	633	666

SEI Institutional Managed Trust / Annual Report / September 30, 2019	129

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Jersey Central Power & Light
4.700%, 04/01/2024 (C)	$700	$765
Kansas City Power & Light
5.300%, 10/01/2041	100	129
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,700	3,022
KeySpan Gas East
2.742%, 08/15/2026 (C)	1,025	1,036
Metropolitan Edison
4.300%, 01/15/2029 (C)	550	620
3.500%, 03/15/2023 (C)	2,775	2,882
MidAmerican Energy
4.800%, 09/15/2043	830	1,040
4.250%, 05/01/2046	700	828
Mid-Atlantic Interstate Transmission
4.100%, 05/15/2028 (C)	846	933
Mississippi Power
4.250%, 03/15/2042	513	555
3.950%, 03/30/2028	855	931
2.750%, VAR ICE LIBOR USD 3 Month+0.650%, 03/27/2020	2,100	2,101
NextEra Energy Capital Holdings
2.767%, VAR ICE LIBOR USD 3 Month+0.480%, 05/04/2021	4,400	4,407
NiSource
5.800%, 02/01/2042	149	190
2.650%, 11/17/2022	600	607
Oncor Electric Delivery
5.750%, 03/15/2029 (D)	565	715
5.250%, 09/30/2040	250	325
4.550%, 12/01/2041	690	842
PECO Energy
4.150%, 10/01/2044	1,140	1,321
Pennsylvania Electric
5.200%, 04/01/2020	200	203
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (C)	500	641
PPL Capital Funding
5.000%, 03/15/2044	253	295
4.700%, 06/01/2043	68	77
4.000%, 09/15/2047	123	128
3.400%, 06/01/2023	102	105
3.100%, 05/15/2026	236	240
Progress Energy
3.150%, 04/01/2022	280	286
Public Service Electric & Gas MTN
3.700%, 05/01/2028	1,545	1,691
Public Service Enterprise Group
2.875%, 06/15/2024	419	430
Public Service of New Hampshire
3.500%, 11/01/2023	515	540

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sempra Energy
4.000%, 02/01/2048	$540	$571
2.900%, 02/01/2023	480	488
Southern California Edison
6.000%, 01/15/2034	50	63
5.950%, 02/01/2038 (D)	322	411
5.550%, 01/15/2037 (D)	98	119
4.650%, 10/01/2043	166	191
4.125%, 03/01/2048 (D)	1,097	1,191
4.050%, 03/15/2042	5	5
4.000%, 04/01/2047	319	342
3.700%, 08/01/2025	502	531
2.850%, 08/01/2029 (D)	354	357
Southern Gas Capital
4.400%, 05/30/2047	500	564
Southwestern Electric Power
3.900%, 04/01/2045	224	236
Southwestern Public Service
3.750%, 06/15/2049	955	1,053
Virginia Electric & Power
4.650%, 08/15/2043	585	705
2.950%, 01/15/2022	330	335
2.750%, 03/15/2023	500	510
Vistra Operations
4.300%, 07/15/2029 (C)	1,590	1,631
3.550%, 07/15/2024 (C)	2,795	2,814
WEC Energy Group
3.375%, 06/15/2021	1,000	1,022
Wisconsin Public Service
3.350%, 11/21/2021	410	421

		89,634

Total Corporate Obligations (Cost $1,152,077) ($ Thousands)		1,224,935

U.S. TREASURY OBLIGATIONS — 23.2%
U.S. Treasury Bills
2.022%, 10/08/2019 (A)	20,785	20,778
2.014%, 10/01/2019 (A)	15,880	15,880
1.958%, 10/10/2019 (A)	12,950	12,944
1.894%, 12/26/2019 (A)(J)	1,521	1,515
U.S. Treasury Bonds
3.750%, 11/15/2043	11,720	15,416
3.125%, 02/15/2043	15,203	18,132
3.125%, 08/15/2044	7,722	9,252
3.125%, 05/15/2048	2,250	2,735
3.000%, 11/15/2044	18,124	21,289
3.000%, 02/15/2048	9,520	11,303
3.000%, 02/15/2049	6,555	7,815
2.875%, 08/15/2045	34,210	39,420
2.875%, 05/15/2049	19,310	22,521

130	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.750%, 08/15/2047	$2,120	$2,400
2.750%, 11/15/2047	4,105	4,649
2.500%, 02/15/2046 (J)	17,170	18,486
2.500%, 05/15/2046	9,543	10,277
2.250%, 08/15/2046	6,207	6,365
2.250%, 08/15/2049	63,941	65,762
U.S. Treasury Inflation Protected Securities
1.375%, 02/15/2044	3,380	4,025
1.000%, 02/15/2046	2,415	2,672
1.000%, 02/15/2049	22,679	24,961
0.875%, 01/15/2029	—	—
0.750%, 02/15/2042	2,464	2,590
0.625%, 02/15/2043	1,529	1,558
0.500%, 04/15/2024	11,134	11,268
0.250%, 07/15/2029	13,568	13,672
0.125%, 07/15/2024	1,918	1,915
U.S. Treasury Notes
2.875%, 09/30/2023	70	73
2.875%, 10/31/2023	1,055	1,109
2.875%, 11/30/2025	1,682	1,806
2.750%, 08/15/2021	6,022	6,140
2.750%, 04/30/2023	14,904	15,509
2.750%, 05/31/2023	12,196	12,703
2.750%, 07/31/2023	20,349	21,233
2.750%, 08/31/2023	19,087	19,938
2.750%, 08/31/2025	10,046	10,692
2.625%, 05/15/2021	62,305	63,203
2.625%, 07/15/2021	939	954
2.625%, 02/28/2023	2,200	2,276
2.625%, 12/31/2025	10,637	11,275
2.500%, 06/30/2020	909	913
2.500%, 01/15/2022	13,057	13,310
2.375%, 05/15/2029	13,990	14,857
2.250%, 04/30/2021	2,173	2,190
2.250%, 04/30/2024	4,105	4,229
2.250%, 10/31/2024	3,507	3,622
2.250%, 11/15/2025	5,426	5,627
2.125%, 08/15/2021	716	722
2.125%, 05/15/2022	2,661	2,696
2.125%, 02/29/2024	3,314	3,393
2.125%, 03/31/2024	2,435	2,494
2.000%, 10/31/2022	1,487	1,505
1.875%, 12/31/2019	1,745	1,745
1.750%, 12/31/2020	20	20
1.750%, 06/30/2024	11,411	11,508
1.750%, 07/31/2024	24,380	24,595
1.625%, 06/30/2021	12,845	12,831
1.625%, 08/31/2022	4,954	4,958
1.625%, 04/30/2023	3,318	3,323
1.625%, 02/15/2026	4,237	4,239
1.625%, 09/30/2026	7,209	7,211
1.625%, 08/15/2029	42,307	42,112

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.500%, 07/15/2020	$99	$99
1.500%, 08/31/2021	22,975	22,908
1.500%, 09/30/2021	17,801	17,758
1.500%, 09/15/2022	8,026	8,011
1.500%, 09/30/2024	118,630	118,333
1.375%, 08/31/2020	5,649	5,625
1.375%, 08/31/2026	16,611	16,344
1.250%, 08/31/2024	81,781	80,634

Total U.S. Treasury Obligations (Cost $949,286) ($ Thousands)		974,323

ASSET-BACKED SECURITIES — 7.9%

Automotive — 1.4%

Ally Auto Receivables Trust, Ser 2017-1, Cl A3
1.700%, 06/15/2021	402	402
Ally Auto Receivables Trust, Ser 2019-3, Cl A4
1.960%, 12/16/2024	670	671
Avis Budget Rental Car Funding AESOP, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (C)	333	340
Avis Budget Rental Car Funding AESOP, Ser 2019-2A, Cl A
3.350%, 09/22/2025 (C)	1,553	1,616
Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (C)	2,069	2,060
Bank of The West Auto Trust, Ser 2019-1, Cl A2
2.400%, 10/17/2022 (C)	1,480	1,482
Capital Auto Receivables Asset Trust, Ser 2016-2, Cl A4
1.630%, 01/20/2021	11	11
Capital One Prime Auto Receivables Trust, Ser 2019-1, Cl A2
2.580%, 04/15/2022	835	838
Chesapeake Funding II, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (C)	1,217	1,233
Drive Auto Receivables Trust, Ser 2019-3, Cl A3
2.490%, 06/15/2023	995	1,001
Ford Credit Auto Owner Trust, Ser 2014-2, Cl A
2.310%, 04/15/2026 (C)	1,705	1,705
Ford Credit Auto Owner Trust, Ser 2015-1, Cl A
2.120%, 07/15/2026 (C)	2,295	2,294
Ford Credit Auto Owner Trust, Ser 2017-1, Cl A
2.620%, 08/15/2028 (C)	444	450

SEI Institutional Managed Trust / Annual Report / September 30, 2019	131

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (C)	$2,387	$2,398
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (C)	2,759	2,874
Ford Credit Auto Owner Trust, Ser 2018-2, Cl A
3.470%, 01/15/2030 (C)	1,077	1,127
Ford Credit Auto Owner Trust, Ser 2019-1, Cl A
3.520%, 07/15/2030 (C)	1,164	1,231
Ford Credit Auto Owner Trust, Ser 2019-A, Cl A2A
2.780%, 02/15/2022	1,670	1,676
Ford Credit Floorplan Master Owner Trust A, Ser 2016-5, Cl A1
1.950%, 11/15/2021	395	395
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, Cl A
4.060%, 11/15/2030	1,860	2,058
Ford Credit Floorplan Master Owner Trust A, Ser 2019-3, Cl A1
2.230%, 09/15/2024	2,216	2,221
Ford Credit Floorplan Master Owner Trust A, Ser 2019-3, Cl A2
2.650%, VAR ICE LIBOR USD 1 Month+0.600%, 09/15/2024	1,596	1,597
Ford Credit Floorplan Master Owner Trust A, Ser 2019-4, Cl A
2.440%, 09/15/2026	1,773	1,782
Foursight Capital Automobile Receivables Trust, Ser 2018-1, Cl A3
3.240%, 09/15/2022 (C)	800	804
GM Financial Automobile Leasing Trust, Ser 2019-1, Cl A2A
2.910%, 04/20/2021	345	346
GM Financial Automobile Leasing Trust, Ser 2019-2, Cl A2A
2.670%, 06/21/2021	395	396
GM Financial Consumer Automobile Receivables Trust, Ser 2018-3, Cl A2A
2.740%, 07/16/2021	419	420
GM Financial Consumer Automobile Receivables Trust, Ser 2019-1, Cl A2
2.990%, 03/16/2022	810	813
Hertz Fleet Lease Funding, Ser 2017-1, Cl A2
2.130%, 04/10/2031 (C)	308	310
Hertz Fleet Lease Funding, Ser 2019-1, Cl D
3.440%, 01/10/2033 (C)	1,580	1,597
Hertz Vehicle Financing II, Ser 2015-1A, Cl C
4.350%, 03/25/2021 (C)	650	653

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (C)	$902	$905
Hertz Vehicle Financing II, Ser 2016-2A, Cl A
2.950%, 03/25/2022 (C)	1,138	1,146
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (C)	1,016	1,023
Hertz Vehicle Financing II, Ser 2017-2A, Cl A
3.290%, 10/25/2023 (C)	879	899
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (C)	1,790	1,835
Hertz Vehicle Financing II, Ser 2019-1A, Cl A
3.710%, 03/25/2023 (C)	1,508	1,553
Hertz Vehicle Financing II, Ser 2019-2A, Cl A
3.420%, 05/25/2025 (C)	2,613	2,698
Hertz Vehicle Financing, Ser 2018-2A, Cl A
3.650%, 06/27/2022 (C)	1,028	1,049
Hertz Vehicle Financing, Ser 2018-3A, Cl A
4.030%, 07/25/2024 (C)	996	1,048
Honda Auto Receivables Owner Trust, Ser 2019-2, Cl A2
2.570%, 12/21/2021	1,355	1,361
Honda Auto Receivables Owner Trust, Ser 2019-3, Cl A4
1.850%, 08/15/2025	545	543
Hyundai Auto Lease Securitization Trust, Ser 2019-A, Cl A2
2.920%, 07/15/2021 (C)	425	428
Hyundai Auto Receivables Trust, Ser 2018-B, Cl A2
3.040%, 06/15/2021	242	243
Hyundai Auto Receivables Trust, Ser 2019-A, Cl A2
2.670%, 12/15/2021	615	617
Mercedes-Benz Auto Lease Trust, Ser 2019-A, Cl A3
3.100%, 11/15/2021	675	682
Nissan Auto Lease Trust, Ser 2019-A, Cl A2
2.710%, 07/15/2021	1,255	1,260
Nissan Auto Receivables Owner Trust, Ser 2019-B, Cl A2
2.560%, 03/15/2022	1,290	1,295
Prestige Auto Receivables Trust, Ser 2017-1A, Cl B
2.390%, 05/16/2022 (C)	1,965	1,964
Santander Retail Auto Lease Trust, Ser 2019- A, Cl A2
2.720%, 01/20/2022 (C)	1,135	1,142
Toyota Auto Loan Extended Note Trust, Ser 2019-1A, Cl A
2.560%, 11/25/2031 (C)	945	966

132	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust, Ser 2019-B, Cl A2A
2.590%, 02/15/2022	$545	$547

		60,005

Credit Cards — 0.2%

Capital One Multi-Asset Execution Trust, Ser 2017-A6, Cl A6
2.290%, 07/15/2025	3,095	3,134
Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2
1.720%, 08/15/2024	1,075	1,071
Capital One Multi-Asset Execution Trust, Ser 2019-A3, Cl A3
2.060%, 08/15/2028	715	711
CARDS II Trust, Ser 2019-1A, Cl A
2.418%, VAR ICE LIBOR USD 1 Month+0.390%, 05/15/2024 (C)	750	750
World Financial Network Credit Card Master Trust, Ser 2018-B, Cl A
3.460%, 07/15/2025	496	508
World Financial Network Credit Card Master Trust, Ser 2019-C, Cl A
2.210%, 07/15/2026	2,021	2,020

		8,194

Mortgage Related Securities — 0.6%

Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
3.068%, VAR ICE LIBOR USD 1 Month+1.050%, 01/25/2034	505	495
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
2.268%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	640	640
Argent Securities, Ser 2003-W5, Cl M1
3.068%, VAR ICE LIBOR USD 1 Month+1.050%, 10/25/2033	131	132
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE6, Cl M1
2.873%, VAR ICE LIBOR USD 1 Month+0.855%, 08/25/2034	2,599	2,597
Bear Stearns Asset-Backed Securities Trust, Ser 2004-HE10, Cl M1
2.993%, VAR ICE LIBOR USD 1 Month+0.975%, 12/25/2034	407	407
Centex Home Equity, Ser 2006-A, Cl AV4
2.268%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	1,247	1,245
Citifinancial Mortgage Securities, Ser 2004- 1, Cl AF4
5.070%, 04/25/2034	265	278

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Citigroup Global Markets Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (C)	$2	$2
Citigroup Mortgage Loan Trust, Ser 2006- HE2, Cl A2D
2.258%, VAR ICE LIBOR USD 1 Month+0.240%, 08/25/2036	4,851	4,842
Citigroup Mortgage Loan Trust, Ser 2006- HE2, Cl M1
2.308%, VAR ICE LIBOR USD 1 Month+0.290%, 08/25/2036	4,960	4,882
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
2.298%, VAR ICE LIBOR USD 1 Month+0.280%, 05/25/2037	5,500	4,799
Morgan Stanley ABS Capital I Trust, Ser 2005-HE1, Cl M1
2.693%, VAR ICE LIBOR USD 1 Month+0.675%, 12/25/2034	511	504
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
2.738%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (C)	115	114
Option One Mortgage Loan Trust, Ser 2005- 4, Cl M1
2.458%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	509	510
Option One Mortgage Loan Trust, Ser 2006- 1, Cl 1A1
2.238%, VAR ICE LIBOR USD 1 Month+0.220%, 01/25/2036	1,417	1,409
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	21	20

		22,876

Other Asset-Backed Securities — 5.7%

Academic Loan Funding Trust, Ser 2012-1A, Cl A2
3.118%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (C)	1,669	1,669
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (C)	505	513
Ameriquest Mortgage Security Asset-Backed Pass-Through Certificates, Ser 2005-R10, Cl M1
2.428%, VAR ICE LIBOR USD 1 Month+0.410%, 01/25/2036	731	731
Apidos CLO XXI, Ser 2018-21A, Cl A1R
3.230%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (C)	620	620
Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (C)	1,870	1,913

SEI Institutional Managed Trust / Annual Report / September 30, 2019	133

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Babson CLO, Ser 2017-IA, Cl AR
3.078%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (C)	$1,175	$1,173
Barings BDC Static CLO, Ser 2019-1A, Cl A1
3.323%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (C)	868	865
Brazos Higher Education Authority, Ser 2010- 1, Cl A2
3.332%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	3,050	3,077
Brazos Higher Education Authority, Ser 2011- 2, Cl A3
3.276%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	2,150	2,172
Carlyle Global Market Strategies CLO, Ser 2018-2A, Cl A1R
3.036%, VAR ICE LIBOR USD 3 Month+0.780%, 04/27/2027 (C)	1,575	1,574
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.030%, 11/25/2034	52	55
CIT Education Loan Trust, Ser 2007-1, Cl A
2.196%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (C)	1,261	1,218
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.258%, 03/25/2037	1,970	2,043
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl M1
5.258%, 03/25/2037	1,430	1,512
College Ave Student Loans, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (C)	1,822	1,841
College Avenue Student Loans, Ser 2017-A, Cl A1
3.668%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (C)	803	805
College Avenue Student Loans, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (C)	444	471
Commonbond Student Loan Trust, Ser 2018- BGS, Cl A1
3.560%, 09/25/2045 (C)	4,286	4,416
Commonbond Student Loan Trust, Ser 2018- CGS, Cl A1
3.870%, 02/25/2046 (C)	2,000	2,082
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	1,487	1,548
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
2.518%, VAR ICE LIBOR USD 1 Month+0.500%, 10/25/2034	477	474

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
2.558%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	$348	$347
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
2.818%, VAR ICE LIBOR USD 1 Month+0.800%, 10/25/2047	1,933	1,878
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
2.168%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	447	429
CSMC Trust, Ser 2017-RPL1, Cl M2
3.082%, 07/25/2057 (B)(C)	1,760	1,595
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
2.328%, VAR ICE LIBOR USD 1 Month+0.300%, 02/15/2034	80	80
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (C)	2,067	2,084
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/2040 (C)	176	179
Dryden 71 CLO, Ser 2019-71A, Cl A
3.453%, VAR ICE LIBOR USD 3 Month+1.150%, 01/15/2029 (C)	3,000	2,999
Dryden XXVI Senior Loan Fund, Ser 2018- 26A, Cl AR
3.203%, VAR ICE LIBOR USD 3 Month+0.900%, 04/15/2029 (C)	1,150	1,148
Earnest Student Loan Program, Ser 2016-D, Cl A2
2.720%, 01/25/2041 (C)	359	360
Educational Funding of the South, Ser 2011- 1, Cl A2
2.926%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	896	890
Finance of America Structured Securities Trust, Ser 2018-HB1, Cl M2
4.087%, 09/25/2028 (B)(C)	2,000	2,041
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
3.018%, VAR ICE LIBOR USD 1 Month+1.000%, 08/25/2034	450	450
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2005-FF8, Cl M1
2.753%, VAR ICE LIBOR USD 1 Month+0.735%, 09/25/2035	672	675
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	200	209
Galaxy XXIX CLO, Ser 2018-29A, Cl A
2.948%, VAR ICE LIBOR USD 3 Month+0.790%, 11/15/2026 (C)	2,564	2,561

134	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Global SC Finance, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	$817	$817
GoldenTree Loan Opportunities IX, Ser 2018- 9A, Cl AR2
3.366%, VAR ICE LIBOR USD 3 Month+1.110%, 10/29/2029 (C)	3,000	2,997
GSAMP Trust, Ser 2003-SEA, Cl A1
2.418%, VAR ICE LIBOR USD 1 Month+0.400%, 02/25/2033	751	746
GSAMP Trust, Ser 2006-HE1, Cl A2D
2.328%, VAR ICE LIBOR USD 1 Month+0.310%, 01/25/2036	54	55
GSAMP Trust, Ser 2006-HE3, Cl A2D
2.268%, VAR ICE LIBOR USD 1 Month+0.250%, 05/25/2046	3,300	3,156
GSAMP Trust, Ser 2006-NC1, Cl A3
2.308%, VAR ICE LIBOR USD 1 Month+0.290%, 02/25/2036	1,715	1,716
Higher Education Funding, Ser 2014-1, Cl A
3.182%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (C)	1,955	1,963
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (C)	280	279
Hilton Grand Vacations Trust, Ser 2017-AA, Cl A
2.660%, 12/26/2028 (C)	785	787
Home Partners of America Trust, Ser 2019-2, Cl A
2.703%, 10/19/2039 (C)	1,840	1,846
HSI Asset Securitization Trust, Ser 2006- OPT3, Cl 3A3
2.198%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	211	211
HSI Asset Securitization Trust, Ser 2006- OPT4, Cl 1A1
2.188%, VAR ICE LIBOR USD 1 Month+0.170%, 03/25/2036	1,037	1,032
JFIN CLO, Ser 2017-2A, Cl A1AR
3.448%, VAR ICE LIBOR USD 3 Month+1.170%, 07/20/2026 (C)	303	303
JGWPT XXX, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	946	1,028
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	1,281	1,367
LCM XIII, Ser 2019-13A, Cl ARR
3.325%, VAR ICE LIBOR USD 3 Month+1.140%, 07/19/2027 (C)	1,150	1,150
LCM XXI, Ser 2018-21A, Cl AR
3.158%, VAR ICE LIBOR USD 3 Month+0.880%, 04/20/2028 (C)	1,290	1,289

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
LMREC, Ser CRE2, Cl A
3.737%, VAR LIBOR USD 1 Month+1.700%, 11/24/2031 (C)	$252	$253
Magnetite VII, Ser 2018-7A, Cl A1R2
3.103%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (C)	1,000	996
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,156	2,276
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (B)(C)	1,778	1,785
Morgan Stanley Resecuritization Trust, Ser 2015-R7, Cl 1BXA
8.618%, 02/26/2029 (B)(C)	930	1,017
Nationstar HECM Loan Trust, Ser 2018-1A, Cl M2
3.469%, 02/25/2028 (B)(C)	1,115	1,127
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
3.628%, VAR ICE LIBOR USD 1 Month+1.600%, 10/15/2031 (C)	1,330	1,354
Navient Private Education Loan Trust, Ser 2014-CTA, Cl A
2.728%, VAR ICE LIBOR USD 1 Month+0.700%, 09/16/2024 (C)	151	151
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
4.178%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (C)	565	583
Navient Private Education Loan Trust, Ser 2017-A, Cl A2B
2.928%, VAR ICE LIBOR USD 1 Month+0.900%, 12/16/2058 (C)	1,884	1,888
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (C)	423	443
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (C)	475	484
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (C)	526	543
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (C)	1,816	1,899
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (C)	2,108	2,199
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (C)	1,499	1,540
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (C)	1,761	1,783

SEI Institutional Managed Trust / Annual Report / September 30, 2019	135

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2014-1, Cl A3
2.528%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	$4,282	$4,248
Navient Student Loan Trust, Ser 2014-2, Cl A
2.658%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/2083	2,535	2,499
Navient Student Loan Trust, Ser 2014-3, Cl A
2.638%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	2,642	2,601
Navient Student Loan Trust, Ser 2014-4, Cl A
2.638%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	1,838	1,812
Navient Student Loan Trust, Ser 2015-1, Cl A2
2.618%, VAR ICE LIBOR USD 1 Month+0.600%, 04/25/2040	2,144	2,121
Navient Student Loan Trust, Ser 2016-1A, Cl A
2.718%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2070 (C)	1,949	1,927
Navient Student Loan Trust, Ser 2016-2A, Cl A3
3.518%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/2065 (C)	1,270	1,314
Navient Student Loan Trust, Ser 2016-3A, Cl A2
2.868%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (C)	322	322
Navient Student Loan Trust, Ser 2016-5A, Cl A
3.268%, VAR ICE LIBOR USD 1 Month+1.250%, 06/25/2065 (C)	1,323	1,334
Navient Student Loan Trust, Ser 2017-1A, Cl A3
3.168%, VAR ICE LIBOR USD 1 Month+1.150%, 07/26/2066 (C)	1,000	1,010
Navient Student Loan Trust, Ser 2017-3A, Cl A3
3.068%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (C)	2,900	2,909
Navient Student Loan Trust, Ser 2017-5A, Cl A
2.818%, VAR ICE LIBOR USD 1 Month+0.800%, 07/26/2066 (C)	670	667
Navient Student Loan Trust, Ser 2018-EA, Cl A2
4.000%, 12/15/2059 (C)	1,170	1,239
Navient Student Loan Trust, Ser 2019-3A, Cl A
2.887%, VAR ICE LIBOR USD 1 Month+0.830%, 07/25/2068 (C)	4,189	4,189
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (C)	1,416	1,477
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
2.456%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	743	725

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
2.436%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	$1,332	$1,308
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
2.386%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	3,759	3,693
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
2.259%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	2,859	2,815
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
2.279%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	3,626	3,598
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
2.339%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	554	535
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
2.456%, VAR ICE LIBOR USD 3 Month+0.350%, 03/25/2026 (C)	63	62
Nelnet Student Loan Trust, Ser 2011-1A, Cl A
2.868%, VAR ICE LIBOR USD 1 Month+0.850%, 02/25/2048 (C)	370	370
Nelnet Student Loan Trust, Ser 2012-4A, Cl A
2.718%, VAR ICE LIBOR USD 1 Month+0.700%, 09/27/2038 (C)	888	888
Nelnet Student Loan Trust, Ser 2013-1A, Cl A
2.618%, VAR ICE LIBOR USD 1 Month+0.600%, 06/25/2041 (C)	686	676
Nelnet Student Loan Trust, Ser 2014-1A, Cl A
2.588%, VAR ICE LIBOR USD 1 Month+0.570%, 09/25/2041 (C)	451	446
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
2.868%, VAR ICE LIBOR USD 1 Month+0.850%, 07/27/2037 (C)	950	952
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
2.968%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (C)	2,155	2,123
Nelnet Student Loan Trust, Ser 2016-1A, Cl A
2.818%, VAR ICE LIBOR USD 1 Month+0.800%, 09/25/2065 (C)	1,559	1,565
Nelnet Student Loan Trust, Ser 2017-2A, Cl A
2.788%, VAR ICE LIBOR USD 1 Month+0.770%, 09/25/2065 (C)	752	749
Nelnet Student Loan Trust, Ser 2018-3A, Cl A2
2.458%, VAR ICE LIBOR USD 1 Month+0.440%, 09/27/2066 (C)	486	484
Nelnet Student Loan Trust, Ser 2019-4A, Cl A
3.039%, VAR ICE LIBOR USD 1 Month+0.870%, 09/26/2067 (C)	3,100	3,103
Ocean Trails CLO IV, Ser 2017-4A, Cl AR
3.076%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (C)	821	821

136	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 25, Ser 2018- 1A, Cl AR
3.078%, VAR ICE LIBOR USD 3 Month+0.800%, 10/20/2026 (C)	$910	$909
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/2038 (C)	1,289	1,309
Origen Manufactured Housing, Ser 2006-A, Cl A2
4.143%, 10/15/2037 (B)	1,361	1,299
PFCA Home Equity Investment Trust, Ser 2004-GP2, Cl A
3.785%, 08/25/2035 (B)(C)	1,362	1,389
RAMP Trust, Ser 2006-RZ3, Cl M1
2.368%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	6,530	6,508
RMF Buyout Issuance Trust, Ser 2018-1, Cl A
3.436%, 11/25/2028 (B)(C)	1,113	1,114
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/10/2028	1,481	1,563
SBA Small Business Investment, Ser 2019-10A, Cl 1
3.113%, 03/10/2029	831	872
SBA Small Business Investment, Ser 2019-10B, Cl 1
2.283%, 09/10/2029	1,015	1,024
Scholar Funding Trust, Ser 2011-A, Cl A
3.156%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (C)	667	668
SLC Student Loan Trust, Ser 2005-2, Cl A4
2.279%, VAR ICE LIBOR USD 3 Month+0.160%, 12/15/2039	937	896
SLC Student Loan Trust, Ser 2005-3, Cl A4
2.269%, VAR ICE LIBOR USD 3 Month+0.150%, 12/15/2039	1,240	1,175
SLC Student Loan Trust, Ser 2007-1, Cl A5
2.248%, VAR ICE LIBOR USD 3 Month+0.090%, 02/15/2068	708	662
SLC Student Loan Trust, Ser 2008-1, Cl A4A
3.719%, VAR ICE LIBOR USD 3 Month+1.600%, 12/15/2032	839	857
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
2.449%, VAR ICE LIBOR USD 3 Month+0.330%, 03/15/2024	834	829
SLM Private Credit Student Loan Trust, Ser 2005-A, Cl A4
2.429%, VAR ICE LIBOR USD 3 Month+0.310%, 12/15/2038	1,560	1,522
SLM Student Loan Trust, Ser 2003-1, Cl A5C
2.869%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (C)	782	763

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
3.319%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (C)	$2,575	$2,550
SLM Student Loan Trust, Ser 2005-3, Cl A6
2.426%, VAR ICE LIBOR USD 3 Month+0.150%, 04/25/2040	910	880
SLM Student Loan Trust, Ser 2005-4, Cl A4
2.446%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/2040	3,000	2,838
SLM Student Loan Trust, Ser 2006-1, Cl A5
2.386%, VAR ICE LIBOR USD 3 Month+0.110%, 07/26/2021	2,287	2,271
SLM Student Loan Trust, Ser 2006-10, Cl A6
2.426%, VAR ICE LIBOR USD 3 Month+0.150%, 03/25/2044	1,220	1,163
SLM Student Loan Trust, Ser 2006-2, Cl A6
2.446%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2041	484	466
SLM Student Loan Trust, Ser 2006-3, Cl A5
2.376%, VAR ICE LIBOR USD 3 Month+0.100%, 01/25/2021	1,369	1,352
SLM Student Loan Trust, Ser 2006-8, Cl A6
2.436%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	2,440	2,331
SLM Student Loan Trust, Ser 2007-2, Cl A4
2.336%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	1,946	1,898
SLM Student Loan Trust, Ser 2007-7, Cl B
3.026%, VAR ICE LIBOR USD 3 Month+0.750%, 10/27/2070	1,050	967
SLM Student Loan Trust, Ser 2008-2, Cl A3
3.026%, VAR ICE LIBOR USD 3 Month+0.750%, 04/25/2023	950	941
SLM Student Loan Trust, Ser 2008-2, Cl B
4.160%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	685	656
SLM Student Loan Trust, Ser 2008-3, Cl B
3.476%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	685	659
SLM Student Loan Trust, Ser 2008-4, Cl A4
3.926%, VAR ICE LIBOR USD 3 Month+1.650%, 07/25/2022	765	773
SLM Student Loan Trust, Ser 2008-4, Cl B
4.126%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	685	680
SLM Student Loan Trust, Ser 2008-5, Cl A4
3.976%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/2023	138	139
SLM Student Loan Trust, Ser 2008-5, Cl B
4.126%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	685	686

SEI Institutional Managed Trust / Annual Report / September 30, 2019	137

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2008-6, Cl A4
3.376%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/2023	$3,771	$3,757
SLM Student Loan Trust, Ser 2008-6, Cl B
4.126%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	685	680
SLM Student Loan Trust, Ser 2008-7, Cl B
4.126%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	685	681
SLM Student Loan Trust, Ser 2008-8, Cl B
4.526%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	685	689
SLM Student Loan Trust, Ser 2008-9, Cl A
3.776%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	1,708	1,718
SLM Student Loan Trust, Ser 2008-9, Cl B
4.526%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	685	690
SLM Student Loan Trust, Ser 2009-3, Cl A
2.768%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2045 (C)	646	644
SLM Student Loan Trust, Ser 2010-1, Cl A
2.418%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	428	416
SLM Student Loan Trust, Ser 2012-1, Cl A3
2.968%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	2,099	2,074
SLM Student Loan Trust, Ser 2012-2, Cl A
2.718%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	1,792	1,752
SLM Student Loan Trust, Ser 2012-6, Cl A3
2.768%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	400	395
SLM Student Loan Trust, Ser 2013-B, Cl A2B
3.128%, VAR ICE LIBOR USD 1 Month+1.100%, 06/17/2030 (C)	5	5
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	355	353
SMB Private Education Loan Trust, Ser 2015-A, Cl A2B
3.028%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2027 (C)	721	723
SMB Private Education Loan Trust, Ser 2015-C, Cl A2B
3.428%, VAR ICE LIBOR USD 1 Month+1.400%, 07/15/2027 (C)	353	357
SMB Private Education Loan Trust, Ser 2016-A, Cl A2A
2.700%, 05/15/2031 (C)	1,395	1,407
SMB Private Education Loan Trust, Ser 2016-A, Cl A2B
3.528%, VAR ICE LIBOR USD 1 Month+1.500%, 05/15/2031 (C)	1,901	1,930

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2016- B, Cl A2A
2.430%, 02/17/2032 (C)	$682	$684
SMB Private Education Loan Trust, Ser 2016- B, Cl A2B
3.478%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (C)	2,189	2,230
SMB Private Education Loan Trust, Ser 2016- C, Cl A2B
3.128%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (C)	711	717
SMB Private Education Loan Trust, Ser 2017-A, Cl A2B
2.928%, VAR ICE LIBOR USD 1 Month+0.900%, 09/15/2034 (C)	2,297	2,301
SMB Private Education Loan Trust, Ser 2017-B, Cl A2A
2.820%, 10/15/2035 (C)	688	697
SMB Private Education Loan Trust, Ser 2017-B, Cl A2B
2.778%, VAR ICE LIBOR USD 1 Month+0.750%, 10/15/2035 (C)	1,685	1,685
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (C)	689	718
SMB Private Education Loan Trust, Ser 2019-A, Cl A2A
3.440%, 07/15/2036 (C)	1,593	1,661
SoFi Consumer Loan Program Trust, Ser 2017-4, Cl A
2.500%, 05/26/2026 (C)	1,677	1,679
SoFi Consumer Loan Program Trust, Ser 2018-1, Cl A1
2.550%, 02/25/2027 (C)	141	141
SoFi Consumer Loan Program Trust, Ser 2018-2, Cl A2
3.350%, 04/26/2027 (C)	425	429
SoFi Consumer Loan Program Trust, Ser 2018-3, Cl A1
3.200%, 08/25/2027 (C)	931	934
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (C)	1,129	1,137
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/2028 (C)	1,920	1,922
SoFi Consumer Loan Program, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (C)	202	203
SoFi Professional Loan Program, Ser 2016-D, Cl A1
2.968%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (C)	101	102

138	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program, Ser 2016-E, Cl A1
2.868%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (C)	$218	$	219
SoFi Professional Loan Program, Ser 2017-A, Cl A1
2.718%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	218		219
SoFi Professional Loan Program, Ser 2017-E, Cl A1
2.518%, VAR ICE LIBOR USD 1 Month+0.500%, 11/26/2040 (C)	152		152
SoFi Professional Loan Program, Ser 2017-E, Cl A2B
2.720%, 11/26/2040 (C)	2,162		2,202
SoFi Professional Loan Program, Ser 2018-A, Cl A2B
2.950%, 02/25/2042 (C)	526		536
South Carolina Student Loan, Ser 2015-A, Cl A
3.518%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/2036	1,318		1,325
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
2.568%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	495		487
Structured Asset Investment Loan Trust, Ser 2005-HE1, Cl M1
2.488%, VAR ICE LIBOR USD 1 Month+0.470%, 07/25/2035	640		641
TCI-Flatiron CLO, Ser 2016-1A, Cl AR
3.523%, VAR ICE LIBOR USD 3 Month+1.220%, 07/17/2028 (C)	1,500		1,500
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (B)(C)	336		337
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (B)(C)	1,897		1,912
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
2.618%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (C)	1,453		1,447
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058 (B)(C)	900		906
United States Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	430		448
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	400		413
Verizon Owner Trust, Ser 2016-2A, Cl A
1.680%, 05/20/2021 (C)	531		531

Description		Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Verizon Owner Trust, Ser 2017-1A, Cl A
2.060%, 09/20/2021 (C)	$	789	$	789
Verizon Owner Trust, Ser 2017-2A, Cl A
1.920%, 12/20/2021 (C)		1,252		1,251
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl A4
2.268%, VAR ICE LIBOR USD 1 Month+0.250%, 07/25/2036		420		419

				240,196

Total Asset-Backed Securities (Cost $324,413) ($ Thousands)				331,271

SOVEREIGN DEBT — 1.9%

Abu Dhabi Government International Bond
3.125%, 09/30/2049 (C)		1,003		971
2.500%, 10/11/2022 (C)		1,010		1,020
2.500%, 09/30/2029 (C)		713		708
2.125%, 09/30/2024 (C)		542		539
Argentine Bonos del Tesoro
18.200%, 10/03/2021	ARS	19,870		93
Argentine Republic Government International Bond
7.625%, 04/22/2046	$	180		78
7.500%, 04/22/2026		470		204
7.125%, 07/06/2036		220		94
6.875%, 04/22/2021		190		93
6.875%, 01/11/2048		2,010		844
5.625%, 01/26/2022		820		353
3.750%, 5.250%, 03/31/2029, 12/31/2038 (D)(E)		1,460		573
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021	BRL	23,399		5,934
10.000%, 01/01/2023		3,994		1,064
10.000%, 01/01/2027		571		160
Brazilian Government International Bond
5.625%, 01/07/2041	$	1,120		1,253
5.000%, 01/27/2045		3,400		3,522
4.625%, 01/13/2028		2,460		2,614
2.625%, 01/05/2023		200		200
China Government Bond
3.390%, 05/21/2025	CNY	2,000		286
3.310%, 11/30/2025		11,500		1,643
Colombia Government International Bond
5.625%, 02/26/2044	$	460		575
5.000%, 06/15/2045 (D)		830		971
Ecuador Government International Bond
7.875%, 01/23/2028 (C)		380		360
Egypt Government International Bond
5.577%, 02/21/2023 (C)		410		418
Export-Import Bank of India
3.375%, 08/05/2026 (C)		350		359

SEI Institutional Managed Trust / Annual Report / September 30, 2019	139

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Indonesia Government International Bond
5.875%, 03/13/2020		$240	$244
5.875%, 01/15/2024 (C)		840	945
5.250%, 01/08/2047 (C)		400	488
5.125%, 01/15/2045 (C)		400	477
4.350%, 01/11/2048 (D)		460	507
3.850%, 07/18/2027 (C)		800	844
3.750%, 04/25/2022 (C)		740	763
3.500%, 01/11/2028 (D)		400	413
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		1,800	1,845
Kenya Government International Bond
7.250%, 02/28/2028 (C)		200	207
6.875%, 06/24/2024		200	211
Kuwait International Government Bond
3.500%, 03/20/2027 (C)		930	1,002
Mexico Government International Bond
6.050%, 01/11/2040 (D)		1,210	1,523
4.750%, 03/08/2044		9,200	9,959
4.600%, 02/10/2048		575	615
4.500%, 04/22/2029		2,497	2,712
4.500%, 01/31/2050		363	382
3.750%, 01/11/2028		390	402
3.600%, 01/30/2025		3,300	3,427
Nigeria Government International Bond
7.143%, 02/23/2030 (C)		240	246
6.500%, 11/28/2027 (C)(D)		220	222
Paraguay Government International Bond
5.400%, 03/30/2050 (C)		613	695
Peruvian Government International Bond
5.625%, 11/18/2050		600	879
Province of Quebec Canada
2.625%, 02/13/2023		620	638
Provincia de Buenos Aires
9.125%, 03/16/2024 (C)		230	84
7.875%, 06/15/2027 (C)		250	90
6.500%, 02/15/2023 (C)		300	105
Qatar Government International Bond
4.817%, 03/14/2049 (C)		1,440	1,781
4.000%, 03/14/2029 (C)(D)		880	975
3.875%, 04/23/2023		430	455
3.250%, 06/02/2026		200	210
Republic of Poland Government International Bond
5.000%, 03/23/2022		100	107
4.000%, 01/22/2024		1,227	1,329
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	315,940	5,242
7.650%, 04/10/2030		63,630	1,030
7.250%, 05/10/2034		24,200	377
7.000%, 01/25/2023		34,160	533

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
7.000%, 08/16/2023	RUB	231,430	$3,617
6.900%, 05/23/2029		236,400	3,643
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030 (C)		$652	742
5.625%, 04/04/2042		1,800	2,216
4.875%, 09/16/2023		200	218
Saudi Government International Bond MTN
2.875%, 03/04/2023 (C)		360	366

Total Sovereign Debt (Cost $76,777) ($ Thousands)			77,695

LOAN PARTICIPATIONS — 0.8%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/ Tim Hortons), Term B-3 Loan, 1st Lien
4.294%, VAR LIBOR+2.250%, 02/16/2024		276	277
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.307%, VAR LIBOR+3.250%, 04/28/2022		468	438
Albertson’s LLC, 2019 Term B-8 Loan, 1st Lien
4.862%, 08/17/2026		464	466
Albertson’s LLC, 2019-1 Term B-7 Loan, 1st Lien
4.794%, 11/17/2025		138	139
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan, 1st Lien
6.507%, 07/10/2026		300	300
Alterra Mountain Company, Initial Bluebird Term Loan, 1st Lien
5.044%, VAR LIBOR+3.250%, 07/31/2024		576	576
APi Group, Term B Loan, 1st Lien
2.500%, 09/25/2026		410	411
Aramark Intermediate HoldCo Corp., Term Loan B, 1st Lien
3.794%, VAR LIBOR+1.750%, 03/11/2025		424	424
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan, 1st Lien
5.044%, VAR LIBOR+2.750%, 08/04/2022		732	735
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
5.044%, 11/03/2024		527	528
Athenahealth, Inc., Term Loan B, 1st Lien
6.681%, 02/11/2026		983	979
6.539%, 02/11/2026		2	2

140	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description		Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Atlantic Aviation FBO, Term Loan B, 1st Lien
5.870%, 12/06/2025	$	159	$	160
Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 1st Lien
3.794%, VAR LIBOR+2.000%, 01/15/2025		1,093		1,096
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
5.039%, VAR LIBOR+3.000%, 06/02/2025		410		411
Berry Global, Inc. (fka Berry Plastics Corporation), Term Q Loan, 1st Lien
4.299%, VAR LIBOR+2.000%, 10/01/2022		160		161
Blackstone CQP Holdco LP, Initial Term Loan, 1st Lien
5.656%, 09/30/2024		200		200
Boyd Gaming Corporation, Refinancing Term B Loan, 1st Lien
4.166%, VAR LIBOR+2.500%, 09/15/2023		86		86
Brightview Landscapes LLC, Initial Term Loan, 1st Lien
4.938%, 08/15/2025		72		72
4.563%, 08/15/2025		86		86
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
4.794%, VAR LIBOR+2.750%, 12/23/2024		665		661
CBS Radio Inc., Additional Term B-1 Loan, 1st Lien
4.804%, VAR LIBOR+2.750%, 11/18/2024		32		32
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
4.544%, VAR LIBOR+2.750%, 03/01/2024		711		708
Charter Communications Operating LLC, Term Loan B, 1st Lien
4.050%, VAR LIBOR+2.000%, 04/30/2025		276		278
Citadel Securities, Term Loan B, 1st Lien
5.544%, 02/27/2026		499		500
CityCenter Holdings, LLC , Term B Loan, 1st Lien
4.294%, VAR LIBOR+2.250%, 04/18/2024 (F)		362		363
Dell International L.L.C. (EMC Corporation), Refinancing Term B-1 Loan, 1st Lien
4.050%, 09/12/2025		188		189

Description		Face Amount (Thousands)		Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Delos Finance, New Loan (2018), 1st Lien
3.854%, VAR LIBOR+1.750%, 10/06/2023	$	675	$	677
Diamond Sports Group, LLC, Term Loan, 1st Lien
5.300%, 08/24/2026 (F)		260		261
DigiCert Holdings, Inc., Initial Term Loan, 1st Lien
6.044%, 08/07/2026 (F)		810		807
6.044%, 10/31/2024		1,267		1,263
Edelman Financial Center, Term Loan B, 1st Lien
5.307%, 07/21/2025		417		417
First Eagle Holdings, Inc. (fka Arnhold and S. Bleichroeder Holdings, Inc.), Refinancing Term Loan
4.854%, 12/02/2024		308		308
Flying Fortress Holdings, LLC (fka Flying Fortress Inc.), New Loan (2018), 1st Lien
3.854%, VAR LIBOR+1.750%, 10/30/2022		411		412
Focus Financial Partners, LLC, Tranche B-2 Term Loan, 1st Lien
4.544%, 07/03/2024 (F)		479		480
Four Seasons Holdings Inc., Term Loan 2013, 1st Lien
4.044%, 11/30/2023		267		268
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
4.807%, VAR LIBOR+2.750%, 10/04/2023		110		110
4.794%, VAR LIBOR+2.750%, 10/04/2023		138		137
Harrah’s, Term Loan, 1st Lien
4.044%, 10/07/2024		444		444
HCA Inc., Tranche B-10 Term Loan
4.044%, VAR LIBOR+2.000%, 03/13/2025		244		244
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
3.768%, 06/22/2026		428		431
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), Initial Term Loan, 1st Lien
6.100%, 05/01/2026 (F)		633		637
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
5.804%, 11/27/2023		250		251
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
4.544%, VAR LIBOR+2.500%, 08/18/2022		263		263

SEI Institutional Managed Trust / Annual Report / September 30, 2019	141

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Jane Street Group, LLC, Dollar Term Loan (2018), 1st Lien
5.044%, 08/25/2022	$536	$535
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1st Lien
4.353%, VAR LIBOR+2.250%, 02/22/2024	1,248	1,250
LPL Holdings, Term Loan B (2017)
4.304%, 09/23/2024	109	110
McAfee, LLC, Term B USD Loan
5.794%, 09/30/2024	629	630
MGM Growth Properties, Term B Loan, 1st Lien
4.044%, VAR LIBOR+2.000%, 04/25/2023	244	244
Michaels Stores, Inc., 2018 New Replacement Term B Loan
4.546%, VAR LIBOR+2.500%, 01/30/2023	114	111
Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1st Lien
4.546%, VAR LIBOR+2.500%, 01/30/2023	317	309
Micro Focus, MA FinanceCo
4.544%, 06/21/2024	12	12
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
4.854%, VAR LIBOR+2.750%, 06/07/2023	1,111	1,057
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
4.807%, 09/21/2026 (F)	670	673
Numericable U.S. LLC, Term Loan B, 1st Lien
5.715%, 01/31/2026	288	286
Option Care Health, Inc., Term B Loan, 1st Lien
6.544%, 08/06/2026	540	538
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, 1st Lien
5.544%, 04/30/2026	680	673
Party City Holdings Inc., 2018 Replacement Term Loan, 1st Lien
4.550%, 08/19/2022	235	232
PCI Gaming Authority, Term B Facility Loan
5.044%, 05/29/2026	530	533
Phoenix Guarantor Inc., Initial Term Loan, 1st Lien
6.567%, 03/05/2026	623	624
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions) , 2019 Refinancing Term B-1 Loan, 1st Lien
5.210%, 09/23/2026	1,052	1,041

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
6.554%, 11/16/2025	$1,143	$1,143
Reynolds Group Holdings Inc., Incremental U.S. Term Loan, 1st Lien
4.794%, VAR LIBOR+2.750%, 02/05/2023	927	927
RPI Finance Trust, Initial Term Loan B-6
4.044%, VAR LIBOR+2.000%, 03/27/2023	1,048	1,053
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
4.896%, VAR LIBOR+2.750%, 08/14/2024	1,143	1,132
4.794%, VAR LIBOR+2.750%, 08/14/2024	276	273
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
4.544%, VAR LIBOR+2.750%, 06/21/2024	79	78
Sprint Communications, Inc., Initial Term Loan, 1st Lien
4.563%, VAR LIBOR+2.500%, 02/02/2024	61	61
Stars Group Holdings B.V., USD Term Loan, 1st Lien
5.604%, 07/10/2025	46	47
The Servicemaster Company LLC, Term Loan, 1st Lien
4.544%, 11/08/2023	17	17
TKC Holdings, Inc. Term Loan B
5.800%, 02/01/2023	1,224	1,200
Trans Union, LLC, Term Loan B3, 1st Lien
4.044%, VAR LIBOR+2.000%, 04/10/2023	270	271
UFC Holdings, LLC, Term Loan, 1st Lien
5.300%, 04/29/2026	637	638
Univision Communications Inc., 2017 Replacement Repriced First-Lien Term Loan, 1st Lien
4.794%, VAR LIBOR+2.750%, 03/15/2024	1,069	1,038
VFH Parent LLC, Initial Term Loan, 1st Lien
5.632%, 03/01/2026 (F)	80	80
VICI Properties 1 LLC, Term Loan B, 1st Lien
4.046%, VAR LIBOR+2.000%, 12/20/2024	125	125
Virgin Media Bristol LLC, K Facility, Term Loan, 1st Lien
4.528%, VAR LIBOR+2.500%, 01/15/2026	907	907

142	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Western Digital Corporation, Term Loan B-4
3.862%, VAR LIBOR+1.750%, 04/29/2023	$163	$163
Ziggo Secured Finance Partnership, Term Loan E Facility, 1st Lien
4.528%, VAR LIBOR+2.500%, 04/15/2025	121	121

Total Loan Participations (Cost $35,939) ($ Thousands)		35,820

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
FHLB
2.125%, 02/11/2020	430	430
1.375%, 11/15/2019	1,370	1,369
FHLB DN
2.750%, 01/23/2020	5,070	5,040
1.958%, 10/28/2019 (A)	4,670	4,664
FNMA
3.126%, 10/09/2019 (A)	5,040	5,037
Tennessee Valley Authority
3.875%, 02/15/2021	1,510	1,553

Total U.S. Government Agency Obligations (Cost $18,049) ($ Thousands)		18,093

MUNICIPAL BONDS — 0.3%
California — 0.1%
California State, GO
7.600%, 11/01/2040	145	245
Los Angeles, Community College District, GO
6.750%, 08/01/2049	1,048	1,753

		1,998

Georgia — 0.1%
Municipal Electric Authority of Georgia, RB
7.055%, 04/01/2057	1,085	1,529

Illinois — 0.0%
Illinois State, GO
5.100%, 06/01/2033 (D)	115	125

Nevada — 0.0%
Clark County, Department of Aviation, Ser C, RB
6.820%, 07/01/2045	728	1,194

New York — 0.1%
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	1,460	1,856

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York City, GO
Callable 12/01/2020 @ 100 6.646%, 12/01/2031	$900	$948
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	275	363
New York City, Water & Sewer System, RB
5.952%, 06/15/2042	750	1,102
New York State, Dormitory Authority, RB
5.289%, 03/15/2033	850	1,056

		5,325

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	433	576

Texas — 0.0%
North Texas, Tollway Authority, Ser B, RB
6.718%, 01/01/2049 (D)	632	1,035

Total Municipal Bonds (Cost $9,584) ($ Thousands)		11,782

	Shares

AFFILIATED PARTNERSHIP — 2.2%
SEI Liquidity Fund, L.P.
2.010% **†(G)	91,053,739	91,034

Total Affiliated Partnership (Cost $91,027) ($ Thousands)		91,034

CASH EQUIVALENT — 2.6%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	109,508,632	109,509

Total Cash Equivalent (Cost $109,509) ($ Thousands)		109,509

SEI Institutional Managed Trust / Annual Report / September 30, 2019	143

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT — 0.7%
Deutsche Bank
2.340%, dated 09/30/2019, to be repurchased on 10/01/2019, repurchase price $30,001,950 (collateralized by Treasury Inflation Protected Security, par value $30,520,763, 0.250%, 01/15/2025; total market value $30,606,000) (H)	$	30,000	$30,000

Total Repurchase Agreement (Cost $30,000) ($ Thousands)			30,000

Total Investments in Securities — 109.7% (Cost $4,487,527) ($ Thousands)			$4,606,664

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS* — 0.1%

Total Purchased Options(l) (Cost $2,246) ($ Thousands)	33,178,900	$2,223

WRITTEN OPTIONS* — 0.0%

Total Written Options(l) (Premiums Received $1,439) ($ Thousands)	(3,489)	$(1,216)

A list of the exchange traded option contracts held by the Fund at September 30, 2019, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.1%
Put Options
November 2019, U.S. 10 Year Future Option*	757	$98,646	$128.00	10/19/19	$59
November 2019, U.S. 10 Year Future Option*	867	112,981	129.00	10/19/19	189
November 2019, U.S. Bond Future Option*	716	116,216	158.00	10/19/19	224

		327,843			472

Call Options
November 2019, U.S. 10 Year Future Option*	353	46,000	130.00	10/19/19	298
November 2019, U.S. 10 Year Future Option*	1,188	154,811	131.00	10/19/19	483
November 2019, U.S. 10 Year Future Option*	867	112,981	132.00	10/19/19	149
November 2019, U.S. 10 Year Future Option*	404	52,646	132.50	10/19/19	44
November 2019, U.S. 5 Year Future Option*	317	37,770	119.50	10/19/19	87
November 2019, U.S. Bond Future Option*	716	116,216	166.00	10/19/19	336

		520,424			1,397

Total Purchased Options		$848,267			$1,869

WRITTEN OPTIONS — 0.0%

Put Options
November 2019, U.S. 10 Year Future Option*	(476)	$(62,029)	126.00	10/19/19	$(7)
November 2019, U.S. 10 Year Future Option*	(291)	(37,921)	130.00	10/19/19	(155)
November 2019, U.S. 10 Year Future Option*	(289)	(37,660)	130.50	10/19/19	(226)
November 2019, U.S. 5 Year Future Option*	(1,188)	(141,548)	116.00	10/19/19	(18)
December 2019, U.S. Bond Future Option*	(358)	(58,108)	158.00	11/16/19	(263)

		(337,266)			(669)

Call Options
November 2019, U.S. 10 Year Future Option*	(289)	(37,660)	130.50	10/19/19	(172)
November 2019, U.S. 10 Year Future Option*	(240)	(31,275)	133.50	10/19/19	(11)

144	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN OPTIONS (continued)
December 2019, U.S. Bond Future Option*	(358)	$(58,108)	$166.00	11/16/19	$(364)

		(127,043)			(547)

Total Written Options		$(464,309)			$(1,216)

A list of the OTC option contracts held by the Fund at September 30, 2019, is as follows:

Description	Counterparty	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
December 2019, USD Put AUD Call*	Citigroup	10,920,000	$16,163	$0.70	12/21/19	$270

Call Options
November 2019, USD Call EUR Put*	Citigroup	1,772,715	1,626	1.14	11/16/19	82
October 2019, USD Call EUR Put*	Citigroup	20,480,000	18,788	1.13	10/19/19	2

			20,414			84

Total Purchased Option			$36,577			$354

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
30 Day Federal Funds Futures	(31)	Jan-2020	$(12,648)	$(12,713)	$(65)
30 Day Federal Funds Futures	(556)	Nov-2019	(227,822)	(227,619)	203
90-Day Euro$	74	Mar-2021	17,964	18,242	278
90-Day Euro$	218	Jun-2020	52,909	53,653	744
90-Day Euro$	1	Dec-2019	242	245	3
Euro-Bob	(163)	Dec-2019	(24,479)	(24,105)	181
Euro-BTP	215	Dec-2019	34,178	34,184	326
Euro-Bund	(726)	Dec-2019	(141,235)	(137,917)	1,556
Euro-Buxl 30 Year Bond	(5)	Dec-2019	(1,214)	(1,186)	18
U.S. 2-Year Treasury Note	1,417	Dec-2019	306,105	305,363	(742)
U.S. 5-Year Treasury Note	1,457	Dec-2019	174,200	173,599	(601)
U.S. 5-Year Treasury Note	(1,081)	Dec-2019	(129,237)	(128,799)	438
U.S. 10-Year Treasury Note	2,273	Dec-2019	298,289	296,200	(2,089)
U.S. Long Treasury Bond	7	Dec-2019	1,156	1,136	(20)
U.S. Long Treasury Bond	(705)	Dec-2019	(116,535)	(114,430)	2,105
U.S. Ultra Long Treasury Bond	991	Dec-2019	190,556	190,179	(377)
Ultra 10-Year U.S. Treasury Note	(421)	Dec-2019	(60,489)	(59,953)	536

			$361,940	$366,079	$2,494

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/17/19	EUR	9,737	USD	10,923	$293
BNP Paribas	10/17/19	BRL	21,753	USD	5,767	550
Citigroup	10/17/19	GBP	1,835	USD	2,307	44
Citigroup	10/17/19	USD	2,475	AUD	3,563	(70)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	145

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/17/19	USD	2,674	RUB	172,727	$(18)
Citigroup	10/17/19	USD	2,702	GBP	2,163	(35)
Citigroup	10/17/19	CAD	5,156	USD	3,928	32
Citigroup	10/17/19	USD	10,303	INR	714,230	(235)
Citigroup	10/17/19	EUR	11,673	USD	13,175	432
Citigroup	10/17/19	CNH	13,759	USD	2,001	75
Citigroup	10/17/19	USD	15,114	IDR	216,529,634	121
Citigroup	10/17/19 - 10/23/19	USD	15,500	EUR	13,773	(460)
Citigroup	10/17/19	USD	22,441	BRL	85,275	(1,992)
Citigroup	10/17/19	RUB	24,063	USD	373	3
Citigroup	10/17/19	USD	35,890	CAD	47,052	(340)
Citigroup	10/17/19	CNY	68,783	USD	10,006	356
Citigroup	10/17/19	PHP	300,620	USD	5,821	23
Citigroup	10/17/19	COP	5,189,635	USD	1,600	109
Goldman Sachs	10/17/19	BRL	26,340	USD	6,994	678

						$(434)

A list of the OTC swap agreements held by the Fund at September 30, 2019, is as follows:

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Thousands)
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	16,400	$136	$3	$133
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	10,800	89	1	88
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	5,011	41	1	40
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	47,489	393	–	393
Citigroup	1-DAY BRL - CETIP	8.41%	Annually	01/03/2020	BRL	9,700	80	–	80

							$739	$5	$734

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019, is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3 MONTH USD - LIBOR	2.2635	Semi-Annually	04/11/2022	USD	63,180	$988	$–	$988
6-MONTH GBP - LIBOR	1.81%	Quarterly	11/15/2044	USD	3,450	(66)	5	(71)
1.85%	3-MONTH USD - LIBOR	Quarterly	11/15/2044	USD	5,670	(155)	15	(170)
2.75%	3-MONTH USD - LIBOR	Quarterly	08/15/2044	USD	11,428	(2,455)	(50)	(2,405)
3.00%	3-MONTH USD - LIBOR	Quarterly	05/15/2044	USD	13,468	(3,568)	10	(3,578)
3.33%	3-MONTH USD - LIBOR	Quarterly	02/15/2044	USD	13,831	(4,570)	(1)	(4,569)
3 MONTH USD - LIBOR	3.00%	Semi-Annually	02/15/2036	USD	18,209	3,534	10	3,524
1.25%	12-MONTH USD - LIBOR	Annually	06/30/2026	USD	37,372	(12)	(40)	28
1.498	6-MONTH EUR - EURIBOR	Semi-Annually	08/23/2047	EUR	678	(264)	(1)	(263)
1.55%	3-MONTH USD - LIBOR	Quarterly	06/30/2026	USD	12,610	(47)	14	(61)
2.50%	3-MONTH USD - LIBOR	Quarterly	01/31/2026	USD	57,849	(3,459)	(721)	(2,738)
2.25%	3-MONTH USD - LIBOR	Quarterly	12/31/2025	USD	26,040	(1,153)	126	(1,279)
2.37%	3-MONTH USD - LIBOR	Quarterly	05/08/2025	USD	13,160	(581)	–	(581)
2.2337	3-MONTH USD - LIBOR	Quarterly	04/11/2025	USD	25,975	(1,104)	–	(1,104)
3 MONTH USD - LIBOR	2.3%	Quarterly	04/26/2023	USD	33,312	(286)	2	(288)
3 MONTH USD - LIBOR	2.2825%	Semi-Annually	05/08/2022	USD	32,125	522	–	522

146	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH USD - LIBOR	2.25%	Semi-Annually	04/26/2022	USD	32,631	$275	$6	$269
1.85%	3-MONTH USD - LIBOR	Quarterly	04/30/2026	USD	49,921	(1,061)	69	(1,130)
6-MONTH USD - LIBOR	1.656%	Quarterly	08/23/2049	USD	15,190	242	(56)	298

						$(13,220)	$(612)	$(12,608)

Credit Default Swaps

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
CDX.NA.HY.32	Sell	5.00%	Quarterly	06/20/2024	(5,346)	$373	$243	$130
CDX.NA.IG.33	Sell	1.00%	Quarterly	12/20/2024	(39,370)	774	776	(2)

						$1,147	$1,019	$128

Percentages are based on Net Assets of $4,199,900 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 6).

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $511,214 ($ Thousands), representing 12.2% of the Net Assets of the Fund.

(D)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 10). The total market value of securities on loan at September 30, 2019 was $88,813

($ Thousands).

(E)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(F)	Unsettled bank loan. Interest rate may not be available.

(G)	This security was purchased with cash collateral held from securities on loan (See Note 10). The total market value of such securities as of September 30, 2019 was $91,034 ($ Thousands).

(H)	Tri-Party Repurchase Agreement.

(I)	Refer to table below for details on Options Contracts.

(J)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

ARM — Adjustable Rate Mortgage

ARS — Argentine Peso

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CETIP — Central of Custody and Financial Settlement of Securities

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

DN— Discount Note

EUR — Euro

EURIBOR — Euro London Interbank Offered Rate

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JSC — Joint-Stock Company

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

PHP — Philippine Peso

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

RUB — Russian Ruble

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

TLB — Term Loan B

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

SEI Institutional Managed Trust / Annual Report / September 30, 2019	147

SCHEDULE OF INVESTMENTS

September 30, 2019

Core Fixed Income Fund (Concluded)

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	1,702,202	–	1,702,202
Corporate Obligations	–	1,224,935	–	1,224,935
U.S. Treasury Obligations	–	974,323	–	974,323
Asset-Backed Securities	–	331,271	–	331,271
Sovereign Debt	–	77,695	–	77,695
Loan Participations	–	35,820	–	35,820
U.S. Government Agency Obligations	–	18,093	–	18,093
Municipal Bonds	–	11,782	–	11,782
Affiliated Partnership	–	91,034	–	91,034
Cash Equivalent	109,509	–	–	109,509
Repurchase Agreement	–	30,000	–	30,000

Total Investments in Securities	109,509	4,497,155	–	4,606,664

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	1,869	354	–	2,223
Written Options	(1,216)	–	–	(1,216)
Futures Contracts*
Unrealized Appreciation	6,388	–	–	6,388
Unrealized Depreciation	(3,894)	–	–	(3,894)
Forwards Contracts*
Unrealized Appreciation	–	2,716	–	2,716
Unrealized Depreciation	–	(3,150)	–	(3,150)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	734	–	734
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	5,629	–	5,629
Unrealized Depreciation	–	(18,237)	–	(18,237)
Credit Default Swaps*
Unrealized Appreciation	–	130	–	130
Unrealized Depreciation	–	(2)	–	(2)

Total Other Financial Instruments	3,147	(11,826)	–	(8,679)

* Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$106,255	$1,621,863	$ (1,637,166)	$ 61	$ 21	$ 91,034	91,053,739	$ 220	$—
SEI Daily Income Trust, Government Fund, Cl F	198,093	2,939,167	(3,027,751)	—	—	109,509	109,508,632	1,976	—

Totals	$304,348	$4,561,030	$ (4,664,917)	$ 61	$ 21	$200,543	200,562,371	$2,196	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

148	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 74.1%

Communication Services — 13.5%
Altice France
8.125%, 02/01/2027 (A)	$3,489	$3,851
7.375%, 05/01/2026 (A)	5,766	6,182
6.250%, 05/15/2024 (A)	561	579
Altice Luxembourg
10.500%, 05/15/2027 (A)	2,078	2,342
7.750%, 05/15/2022 (A)	434	443
7.625%, 02/15/2025 (A)	631	658
AMC Entertainment Holdings
5.750%, 06/15/2025	145	138
AMC Networks
5.000%, 04/01/2024	445	458
4.750%, 08/01/2025	3,154	3,253
CB Escrow
8.000%, 10/15/2025 (A)	2,285	1,999
CCO Holdings
5.875%, 04/01/2024 (A)	2,365	2,468
5.875%, 05/01/2027 (A)	819	866
5.750%, 02/15/2026 (A)	6,045	6,390
5.500%, 05/01/2026 (A)	3,765	3,943
5.375%, 05/01/2025 (A)	2,020	2,096
5.375%, 06/01/2029 (A)	1,495	1,592
5.125%, 05/01/2027 (A)	4,553	4,752
5.000%, 02/01/2028 (A)	500	517
4.750%, 03/01/2030 (A)	848	861
CenturyLink
7.500%, 04/01/2024	1,855	2,074
6.875%, 01/15/2028	395	410
6.750%, 12/01/2023	1,035	1,133
5.800%, 03/15/2022	1,044	1,100

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.625%, 04/01/2020	$265	$269
5.625%, 04/01/2025	1,082	1,123
Cincinnati Bell
7.000%, 07/15/2024 (A)	290	268
Cinemark USA
4.875%, 06/01/2023	435	441
Clear Channel Worldwide Holdings
9.250%, 02/15/2024 (A)	5,777	6,347
5.125%, 08/15/2027 (A)	1,471	1,533
0.000%, 03/01/2021 (B)	13,269	–
Cogent Communications Group
5.625%, 04/15/2021 (A)	940	948
5.375%, 03/01/2022 (A)	610	635
Connect Finco SARL
6.750%, 10/01/2026 (A)	770	785
Consolidated Communications
6.500%, 10/01/2022	1,651	1,527
Diamond Sports Group
6.625%, 08/15/2027 (A)	3,844	3,988
5.375%, 08/15/2026 (A)	4,058	4,210
Digicel
6.000%, 04/15/2021 (A)	1,525	1,075
Digicel Group
6.750%, 03/01/2023 (A)	1,435	683
Digicel Group One
8.250%, 12/30/2022 (A)	235	139
Digicel International Finance
8.750%, 05/25/2024 (A)	826	785
DISH DBS
7.750%, 07/01/2026	565	575
5.875%, 11/15/2024	5,010	4,966
5.000%, 03/15/2023	3,036	3,067
DISH Network
3.375%, 08/15/2026	425	389
DKT Finance ApS
9.375%, 06/17/2023 (A)	2,550	2,740
Entercom Media
6.500%, 05/01/2027 (A)	200	209
EW Scripps
5.125%, 05/15/2025 (A)	1,813	1,818
Frontier Communications
11.000%, 09/15/2025	3,272	1,497
10.500%, 09/15/2022	3,351	1,550
8.500%, 04/01/2026 (A)	1,765	1,765
8.000%, 04/01/2027 (A)	1,508	1,592
7.625%, 04/15/2024	1,890	832
7.125%, 01/15/2023	1,590	704
6.875%, 01/15/2025	2,895	1,288
Gray Television
7.000%, 05/15/2027 (A)	2,745	3,016
5.125%, 10/15/2024 (A)	2,129	2,206

SEI Institutional Managed Trust / Annual Report / September 30, 2019	149

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	$3,595	$3,755
8.500%, 10/15/2024 (A)	1,570	1,581
8.000%, 02/15/2024 (A)	1,017	1,057
5.500%, 08/01/2023	3,737	3,486
Intelsat Luxembourg
8.125%, 06/01/2023	1,767	1,471
Lee Enterprises
9.500%, 03/15/2022 (A)	1,581	1,581
Level 3 Financing
5.625%, 02/01/2023	265	268
5.375%, 01/15/2024	2,000	2,040
5.375%, 05/01/2025	760	787
4.625%, 09/15/2027 (A)	2,974	3,001
Live Nation Entertainment
5.625%, 03/15/2026 (A)	264	281
4.875%, 11/01/2024 (A)	2,320	2,403
McClatchy
9.000%, 07/15/2026	3,085	2,908
Meredith
6.875%, 02/01/2026	490	498
Netflix
5.875%, 02/15/2025	1,415	1,554
5.875%, 11/15/2028	470	510
5.375%, 11/15/2029 (A)	205	214
4.875%, 04/15/2028	1,994	2,029
Nexstar (Escrow Security)
5.625%, 07/15/2027 (A)	3,793	3,973
Nexstar Broadcasting
6.125%, 02/15/2022 (A)	160	162
5.625%, 08/01/2024 (A)	1,366	1,422
Outfront Media Capital
5.000%, 08/15/2027 (A)	2,280	2,393
Qwest
6.875%, 09/15/2033	1,954	1,955
Radiate Holdco
6.625%, 02/15/2025 (A)	2,897	2,918
Sable International Finance
5.750%, 09/07/2027 (A)	2,441	2,523
Salem Media Group
6.750%, 06/01/2024 (A)	2,835	2,452
Scripps (Escrow Security)
5.875%, 07/15/2027 (A)	1,242	1,262
Sinclair Television Group
6.125%, 10/01/2022	715	729
5.625%, 08/01/2024 (A)	100	103
5.125%, 02/15/2027 (A)	2,991	3,006
Sirius XM Radio
5.500%, 07/01/2029 (A)	2,160	2,306
5.375%, 04/15/2025 (A)	2,250	2,332
5.375%, 07/15/2026 (A)	2,035	2,136
5.000%, 08/01/2027 (A)	453	468

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 07/15/2024 (A)	$340	$352
Sprint
7.875%, 09/15/2023	5,059	5,557
7.625%, 02/15/2025	11,141	12,255
7.625%, 03/01/2026	2,038	2,250
7.250%, 09/15/2021	1,285	1,371
7.125%, 06/15/2024	913	984
Sprint Capital
8.750%, 03/15/2032	4,315	5,322
TEGNA
5.000%, 09/15/2029 (A)	994	1,008
Telecom Italia
5.303%, 05/30/2024 (A)	1,160	1,251
Telecom Italia Capital
6.375%, 11/15/2033	300	330
6.000%, 09/30/2034	3,635	3,871
Telesat Canada
6.500%, 10/15/2027 (A)	1,863	1,893
T-Mobile USA
6.500%, 01/15/2024	535	555
6.500%, 01/15/2026	1,370	1,473
6.375%, 03/01/2025	2,445	2,533
5.375%, 04/15/2027	305	328
4.750%, 02/01/2028	6,394	6,691
4.500%, 02/01/2026	3,253	3,348
0.000%, 01/15/2024 (B)	535	–
0.000%, 03/01/2025 (B)	1,905	–
0.000%, 01/15/2026 (B)	3,126	–
Townsquare Media
6.500%, 04/01/2023 (A)	2,885	2,878
United States Cellular
6.700%, 12/15/2033	1,289	1,394
UPCB Finance IV
5.375%, 01/15/2025 (A)	1,960	2,014
Videotron
5.375%, 06/15/2024 (A)	660	721
5.125%, 04/15/2027 (A)	240	254
Windstream Services
10.500%, 06/30/2024 (A)(C)	670	370
9.000%, 06/30/2025 (A)(C)	3,008	1,624
8.625%, 10/31/2025 (A)(C)	100	102

		221,368

Consumer Discretionary — 13.6%
1011778 BC ULC / New Red Finance
5.000%, 10/15/2025 (A)	867	896
4.250%, 05/15/2024 (A)	1,475	1,518
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B)(C)(D)	150	1
9.500%, 02/15/2004 (B)(C)	25	–
7.875%, 01/15/2009 (B)(C)	225	–

150	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Adient Global Holdings
4.875%, 08/15/2026 (A)	$830	$674
Adient US
7.000%, 05/15/2026 (A)	2,455	2,566
Allied Universal Holdco
6.625%, 07/15/2026 (A)	571	603
Altice Financing
7.500%, 05/15/2026 (A)	6,702	7,121
6.625%, 02/15/2023 (A)	345	354
American Axle & Manufacturing
6.625%, 10/15/2022	53	54
6.500%, 04/01/2027	964	918
6.250%, 04/01/2025	615	597
6.250%, 03/15/2026	560	535
Aramark Services
5.000%, 02/01/2028 (A)	1,230	1,279
Ashtead Capital
4.125%, 08/15/2025 (A)	375	382
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(C)(E)	2,750	–
BidFair
7.375%, 10/15/2027	1,416	1,443
Boyd Gaming
6.000%, 08/15/2026	300	316
Boyne USA
7.250%, 05/01/2025 (A)	125	136
Caesars Resort Collection
5.250%, 10/15/2025 (A)	3,560	3,640
Capitol Investment Merger Sub 2
10.000%, 08/01/2024 (A)	2,265	2,350
CBS Radio
7.250%, 11/01/2024 (A)	1,815	1,879
Cedar Fair
5.375%, 06/01/2024	2,338	2,405
5.250%, 07/15/2029 (A)	384	411
Cengage Learning
9.500%, 06/15/2024 (A)	3,270	2,992
Century Communities
6.750%, 06/01/2027 (A)	1,629	1,750
5.875%, 07/15/2025	646	666
Churchill Downs
5.500%, 04/01/2027 (A)	1,490	1,581
Cirsa Finance International Sarl
7.875%, 12/20/2023 (A)	1,706	1,811
Claire’s Stores
9.000%, 03/15/2019 (C)	815	–
Constellation
8.500%, 09/15/2025 (A)	485	406
Cooper-Standard Automotive
5.625%, 11/15/2026 (A)	875	797
CSC Holdings
10.875%, 10/15/2025 (A)	1,647	1,865

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.500%, 04/01/2028 (A)	$1,950	$2,196
6.750%, 11/15/2021	1,250	1,347
6.625%, 10/15/2025 (A)	420	449
6.500%, 02/01/2029 (A)	3,335	3,707
5.750%, 01/15/2030 (A)	2,655	2,775
5.500%, 05/15/2026 (A)	1,660	1,747
5.500%, 04/15/2027	856	905
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	4,224	4,425
Dana
6.000%, 09/15/2023	575	589
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	730	770
Delphi Technologies
5.000%, 10/01/2025 (A)	6,975	6,173
Diamond Resorts International
10.750%, 09/01/2024 (A)	2,105	2,168
Enterprise Development Authority
12.000%, 07/15/2024 (A)	1,240	1,358
ESH Hospitality
5.250%, 05/01/2025 (A)	3,430	3,547
4.625%, 10/01/2027 (A)	2,698	2,708
Fontainebleau Las Vegas Holdings
0.000%, 06/15/2015 (A)(B)(C)(D)	3,108	–
Ford Motor Credit
4.687%, 06/09/2025	655	668
4.542%, 08/01/2026	230	230
GCI
6.875%, 04/15/2025	1,620	1,705
6.625%, 06/15/2024 (A)	1,465	1,580
GEMS MENASA Cayman
7.125%, 07/31/2026 (A)	1,675	1,727
Getty Images
9.750%, 03/01/2027 (A)	1,460	1,474
Golden Nugget
8.750%, 10/01/2025 (A)	2,241	2,336
Goodyear Tire & Rubber
5.125%, 11/15/2023	826	836
Group 1 Automotive
5.250%, 12/15/2023 (A)	194	199
5.000%, 06/01/2022	1,875	1,894
Guitar Center
5.000% cash/8.000% PIK, 04/15/2022 (A)	5,926	4,681
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	1,230	1,172
Hilton Domestic Operating
5.125%, 05/01/2026	562	590
Hilton Worldwide Finance
4.875%, 04/01/2027	90	95
4.625%, 04/01/2025	530	546

SEI Institutional Managed Trust / Annual Report / September 30, 2019	151

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
iHeartCommunications
8.375%, 05/01/2027	$3,564	$3,850
6.375%, 05/01/2026	332	359
5.250%, 08/15/2027 (A)	2,763	2,873
IHO Verwaltungs GmbH
6.375% cash/7.125% PIK, 05/15/2029 (A)	930	939
6.000% cash/6.750% PIK, 05/15/2027 (A)	2,330	2,359
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (B)	2,482	2,463
Installed Building Products
5.750%, 02/01/2028 (A)	672	693
International Game Technology
6.500%, 02/15/2025 (A)	625	694
6.250%, 01/15/2027 (A)	3,594	3,980
IRB Holding
6.750%, 02/15/2026 (A)	3,962	3,982
Jack Ohio Finance
6.750%, 11/15/2021 (A)	850	868
JC Penney
6.375%, 10/15/2036	3,930	1,258
KFC Holding
4.750%, 06/01/2027 (A)	1,248	1,300
L Brands
7.500%, 06/15/2029	483	481
6.875%, 11/01/2035	37	32
6.750%, 07/01/2036	1,225	1,039
5.250%, 02/01/2028	1,700	1,582
Liberty Interactive
8.250%, 02/01/2030	3,602	3,773
Lions Gate Capital Holdings
6.375%, 02/01/2024 (A)	810	857
Marriott Ownership Resorts
6.500%, 09/15/2026	555	598
Mattamy Group
6.500%, 10/01/2025 (A)	1,790	1,880
Mattel
6.750%, 12/31/2025 (A)	2,049	2,138
McGraw-Hill Global Education Holdings
7.875%, 05/15/2024 (A)	595	515
Melco Resorts Finance
5.250%, 04/26/2026	826	839
Men’s Wearhouse
7.000%, 07/01/2022	819	803
MGM China Holdings
5.875%, 05/15/2026 (A)	670	702
5.375%, 05/15/2024 (A)	810	840
MGM Resorts International
6.000%, 03/15/2023	1,535	1,691
5.750%, 06/15/2025	1,045	1,151
5.500%, 04/15/2027	1,322	1,449

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.625%, 09/01/2026	$1,572	$1,639
Midcontinent Communications
5.375%, 08/15/2027 (A)	637	670
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)(C)	175	–
Monitronics International
9.125%, 04/01/2020 (B)(C)	5,936	–
Neiman Marcus Group
8.750% cash/9.500% PIK, 10/15/2021 (A)	762	503
8.750%, 10/25/2024 (A)	1,035	305
8.000%, 10/15/2021 (A)	820	541
8.000% cash/6.000% PIK, 04/25/2024 (A)	640	359
8.000%, 10/25/2024 (A)	631	183
Newell Brands
4.200%, 04/01/2026	755	790
Panther BF Aggregator 2
8.500%, 05/15/2027 (A)	1,526	1,545
6.250%, 05/15/2026 (A)	2,314	2,436
Party City Holdings
6.625%, 08/01/2026 (A)	2,231	2,209
PetSmart
8.875%, 06/01/2025 (A)	1,141	1,081
7.125%, 03/15/2023 (A)	1,210	1,138
5.875%, 06/01/2025 (A)	284	283
PulteGroup
5.000%, 01/15/2027	987	1,066
Quebecor Media
5.750%, 01/15/2023	460	500
QVC
4.450%, 02/15/2025	889	922
Sally Holdings
5.625%, 12/01/2025	528	537
Scientific Games International
8.250%, 03/15/2026 (A)	809	858
5.000%, 10/15/2025 (A)	4,782	4,934
Service International
7.500%, 04/01/2027	650	795
4.625%, 12/15/2027	595	621
Six Flags Entertainment
5.500%, 04/15/2027 (A)	611	651
4.875%, 07/31/2024 (A)	2,628	2,720
SRS Distribution
8.250%, 07/01/2026 (A)	1,657	1,690
Staples
10.750%, 04/15/2027 (A)	1,345	1,382
7.500%, 04/15/2026 (A)	1,630	1,679
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	3,800	4,047
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	3,955	3,886

152	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	$1,000	$1,048
Tempur Sealy International
5.625%, 10/15/2023	455	468
5.500%, 06/15/2026	455	474
Tenneco
5.375%, 12/15/2024	170	148
5.000%, 07/15/2026	940	768
Toll Brothers Finance
3.800%, 11/01/2029	710	699
Twin River Worldwide Holdings
6.750%, 06/01/2027 (A)	2,745	2,882
Uber Technologies
8.000%, 11/01/2026 (A)	2,707	2,741
Univision Communications
5.125%, 02/15/2025 (A)	1,186	1,153
Urban One
7.375%, 04/15/2022 (A)	4,652	4,536
Viking Cruises
6.250%, 05/15/2025 (A)	1,850	1,933
Virgin Media Secured Finance
5.500%, 08/15/2026 (A)	1,455	1,526
5.500%, 05/15/2029 (A)	1,191	1,243
5.250%, 01/15/2026 (A)	2,955	3,029
Vista Outdoor
5.875%, 10/01/2023	995	925
William Carter
5.625%, 03/15/2027 (A)	225	241
Williams Scotsman International
6.875%, 08/15/2023 (A)	1,180	1,236
Wolverine World Wide
5.000%, 09/01/2026 (A)	2,144	2,155
WW International
8.625%, 12/01/2025 (A)	2,086	2,164
Wynn Las Vegas
5.500%, 03/01/2025 (A)	1,280	1,348
Wynn Resorts Finance
5.125%, 10/01/2029 (A)	560	587
Yum! Brands
6.875%, 11/15/2037	2,015	2,257
5.350%, 11/01/2043	130	125
4.750%, 01/15/2030 (A)	94	97
Ziggo Bond BV
6.000%, 01/15/2027 (A)	2,273	2,372
Ziggo BV
5.500%, 01/15/2027 (A)	4,179	4,355

		223,011

Consumer Staples — 3.1%
Albertsons
7.500%, 03/15/2026 (A)	2,925	3,254
5.875%, 02/15/2028 (A)	283	300

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, 03/15/2025	$1,207	$1,241
B&G Foods
5.250%, 04/01/2025	2,091	2,135
Central Garden & Pet
6.125%, 11/15/2023	495	513
5.125%, 02/01/2028	765	780
Chobani
7.500%, 04/15/2025 (A)	2,347	2,247
Clearwater Seafoods
6.875%, 05/01/2025 (A)	1,790	1,839
Cott Holdings
5.500%, 04/01/2025 (A)	1,245	1,292
Coty
6.500%, 04/15/2026 (A)	360	349
Energizer Holdings
7.750%, 01/15/2027 (A)	565	629
5.500%, 06/15/2025 (A)	670	694
FAGE International
5.625%, 08/15/2026 (A)	135	121
First Quality Finance
5.000%, 07/01/2025 (A)	2,579	2,666
Fresh Market
9.750%, 05/01/2023 (A)	555	322
High Ridge Brands
8.875%, 03/15/2025 (A)(C)	445	36
JBS Investments II GmbH
7.000%, 01/15/2026 (A)	1,450	1,564
JBS USA LUX
5.500%, 01/15/2030 (A)	2,745	2,910
Kronos Acquisition Holdings
9.000%, 08/15/2023 (A)	160	141
New Albertsons
8.700%, 05/01/2030	955	999
Performance Food Group
5.500%, 10/15/2027 (A)	2,780	2,926
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	2,498	2,683
Post Holdings
5.750%, 03/01/2027 (A)	995	1,055
5.625%, 01/15/2028 (A)	805	853
5.500%, 03/01/2025 (A)	565	592
5.500%, 12/15/2029 (A)	471	491
5.000%, 08/15/2026 (A)	2,978	3,089
Revlon Consumer Products
6.250%, 08/01/2024	287	152
5.750%, 02/15/2021	196	172
Rite Aid
7.700%, 02/15/2027	2,915	1,530
6.875%, 12/15/2028 (A)	600	297
6.125%, 04/01/2023 (A)	3,650	2,896
Sigma Holdco BV
7.875%, 05/15/2026 (A)	2,595	2,588

SEI Institutional Managed Trust / Annual Report / September 30, 2019	153

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Simmons Foods
7.750%, 01/15/2024 (A)	$251	$271
5.750%, 11/01/2024 (A)	2,488	2,426
Spectrum Brands
5.750%, 07/15/2025	1,584	1,653
5.000%, 10/01/2029 (A)	100	102
TreeHouse Foods
6.000%, 02/15/2024 (A)	630	654
Vector Group
10.500%, 11/01/2026 (A)	2,860	2,917

		51,379

Energy — 8.6%
Antero Midstream Partners
5.750%, 03/01/2027 (A)	767	639
5.750%, 01/15/2028 (A)	155	129
5.375%, 09/15/2024	280	252
Antero Resources
5.625%, 06/01/2023	420	363
5.125%, 12/01/2022	1,794	1,577
Archrock Partners
6.000%, 10/01/2022	450	455
Ascent Resources Utica Holdings
7.000%, 11/01/2026 (A)	40	33
Blue Racer Midstream
6.625%, 07/15/2026 (A)	205	203
6.125%, 11/15/2022 (A)	1,963	1,973
Brazos Valley Longhorn
6.875%, 02/01/2025	590	507
Buckeye Partners
4.125%, 12/01/2027	763	668
Calfrac Holdings
8.500%, 06/15/2026 (A)	2,748	1,223
Calumet Specialty Products Partners
6.500%, 04/15/2021	1,852	1,854
Carrizo Oil & Gas
8.250%, 07/15/2025	1,295	1,269
6.250%, 04/15/2023	245	232
Centennial Resource Production
6.875%, 04/01/2027 (A)	2,639	2,632
5.375%, 01/15/2026 (A)	990	941
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	845	971
5.875%, 03/31/2025	360	401
5.125%, 06/30/2027	3,898	4,266
Cheniere Energy Partners
5.625%, 10/01/2026	549	583
5.250%, 10/01/2025	1,490	1,546
4.500%, 10/01/2029 (A)	1,528	1,564
Chesapeake Energy
8.000%, 01/15/2025	2,020	1,459
8.000%, 06/15/2027	449	305

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
7.500%, 10/01/2026	$1,695	$1,153
Citgo Holding
9.250%, 08/01/2024 (A)	2,037	2,164
CITGO Petroleum
6.250%, 08/15/2022 (A)	2,130	2,154
CNX Midstream Partners
6.500%, 03/15/2026 (A)	2,400	2,214
Covey Park Energy
7.500%, 05/15/2025 (A)	1,468	1,174
Crestwood Midstream Partners
6.250%, 04/01/2023	565	580
5.750%, 04/01/2025	1,495	1,536
5.625%, 05/01/2027 (A)	265	270
CrownRock
5.625%, 10/15/2025 (A)	745	750
DCP Midstream Operating
8.125%, 08/16/2030	1,285	1,610
5.125%, 05/15/2029	538	548
Delek Logistics Partners
6.750%, 05/15/2025	811	803
Denbury Resources
9.250%, 03/31/2022 (A)	484	424
9.000%, 05/15/2021 (A)	1,628	1,510
4.625%, 07/15/2023	1,384	595
Energy Transfer
5.500%, 06/01/2027	1,564	1,684
EnLink Midstream
5.375%, 06/01/2029	3,416	3,262
EnLink Midstream Partners
4.850%, 07/15/2026	1,610	1,529
4.400%, 04/01/2024	365	352
Ensign Drilling
9.250%, 04/15/2024 (A)	1,615	1,510
EP Energy
9.375%, 05/01/2020	972	2
9.375%, 05/01/2024 (A)	1,017	28
8.000%, 11/29/2024 (A)	370	137
8.000%, 02/15/2025 (A)(C)	653	16
7.750%, 05/15/2026 (A)	1,385	1,039
6.375%, 06/15/2023	669	2
Equities
3.900%, 10/01/2027	1,698	1,472
Exterran Energy Solutions
8.125%, 05/01/2025	3,202	3,190
Extraction Oil & Gas
7.375%, 05/15/2024 (A)	814	533
5.625%, 02/01/2026 (A)	3,190	1,954
FTS International
6.250%, 05/01/2022	2,586	2,108
Genesis Energy
6.500%, 10/01/2025	805	785

154	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Great Western Petroleum
9.000%, 09/30/2021 (A)	$1,562	$1,359
Gulfport Energy
6.375%, 05/15/2025	170	121
6.375%, 01/15/2026	1,303	912
6.000%, 10/15/2024	215	155
Halcon Resources
6.750%, 02/15/2025 (C)	610	55
Hess Infrastructure Partners
5.625%, 02/15/2026 (A)	2,125	2,221
Hilcorp Energy I
6.250%, 11/01/2028 (A)	486	452
5.000%, 12/01/2024 (A)	1,484	1,387
KCA Deutag UK Finance
9.875%, 04/01/2022 (A)	1,370	866
Laredo Petroleum
6.250%, 03/15/2023	1,462	1,283
Matador Resources
5.875%, 09/15/2026	844	846
McDermott Technology Americas
10.625%, 05/01/2024 (A)	390	90
MEG Energy
7.000%, 03/31/2024 (A)	475	458
6.500%, 01/15/2025 (A)	460	469
6.375%, 01/30/2023 (A)	245	237
Midstates Petroleum (Escrow Security)
10.000%, 06/01/2020 (B)	720	–
Moss Creek Resources Holdings
7.500%, 01/15/2026 (A)	825	607
MPLX
6.250%, 10/15/2022 (A)	95	97
Nabors Industries
5.750%, 02/01/2025	1,284	950
NGL Energy Partners
7.500%, 11/01/2023	338	344
6.125%, 03/01/2025	1,622	1,545
NGPL PipeCo
4.875%, 08/15/2027 (A)	95	102
Nine Energy Service
8.750%, 11/01/2023 (A)	1,414	1,145
Noble Holding International
8.950%, 04/01/2045	1,755	842
7.750%, 01/15/2024	2,295	1,492
Northern Oil and Gas
8.500% cash/1.000% PIK, 05/15/2023	2,443	2,517
Oasis Petroleum
6.875%, 03/15/2022	35	32
6.875%, 01/15/2023	790	723
6.250%, 05/01/2026 (A)	375	304
Parkland Fuel
6.000%, 04/01/2026 (A)	1,270	1,341
5.875%, 07/15/2027 (A)	1,230	1,291

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Parsley Energy
5.375%, 01/15/2025 (A)	$1,158	$1,173
5.250%, 08/15/2025 (A)	1,995	2,024
PBF Holding
7.000%, 11/15/2023	2,610	2,692
Peabody Energy
6.375%, 03/31/2025 (A)	2,107	2,082
Precision Drilling
7.750%, 12/15/2023	280	272
7.125%, 01/15/2026 (A)	285	263
6.500%, 12/15/2021	27	27
Pride International
7.875%, 08/15/2040	930	456
QEP Resources
5.625%, 03/01/2026	714	616
Range Resources
5.875%, 07/01/2022	595	569
5.000%, 08/15/2022	1,620	1,519
5.000%, 03/15/2023	953	834
4.875%, 05/15/2025	893	737
Rowan
7.375%, 06/15/2025	2,035	1,201
5.850%, 01/15/2044	2,145	922
5.400%, 12/01/2042	370	157
SemGroup
5.625%, 07/15/2022	3,345	3,395
SESI
7.750%, 09/15/2024	985	557
Seven Generations Energy
5.375%, 09/30/2025 (A)	1,419	1,405
Seventy Seven Energy (Escrow Security)
6.500%, 10/15/2020 (B)	305	–
Seventy Seven Operating (Escrow Security)
0.000%, 10/15/2020 (B)	1,869	–
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)	844	717
SM Energy
6.625%, 01/15/2027	258	222
6.125%, 11/15/2022	105	101
5.625%, 06/01/2025	295	253
5.000%, 01/15/2024	1,288	1,156
Southwestern Energy
7.750%, 10/01/2027	1,298	1,132
7.500%, 04/01/2026	744	649
6.200%, 01/23/2025	357	314
Summit Midstream Holdings
5.750%, 04/15/2025	1,515	1,279
5.500%, 08/15/2022	1,548	1,412
Sunoco
5.875%, 03/15/2028	1,585	1,682
5.500%, 02/15/2026	1,515	1,581

SEI Institutional Managed Trust / Annual Report / September 30, 2019	155

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Targa Resources Partners
6.875%, 01/15/2029 (A)	$288	$315
6.750%, 03/15/2024	3,375	3,497
6.500%, 07/15/2027 (A)	1,818	1,984
5.875%, 04/15/2026	375	397
5.000%, 01/15/2028	2,056	2,079
4.250%, 11/15/2023	65	66
Transocean
9.000%, 07/15/2023 (A)	1,400	1,438
7.500%, 01/15/2026 (A)	355	316
7.500%, 04/15/2031	1,286	907
7.250%, 11/01/2025 (A)	305	269
Transocean Guardian
5.875%, 01/15/2024 (A)	1,662	1,666
Transocean Pontus
6.125%, 08/01/2025 (A)	473	481
Transocean Poseidon
6.875%, 02/01/2027 (A)	2,176	2,263
Transocean Sentry
5.375%, 05/15/2023 (A)	1,211	1,209
USA Compression Partners
6.875%, 04/01/2026	1,805	1,873
Vine Oil & Gas
9.750%, 04/15/2023 (A)	2,108	985
Whiting Petroleum
6.625%, 01/15/2026	515	348
6.250%, 04/01/2023	350	269
5.750%, 03/15/2021	736	703
WPX Energy
8.250%, 08/01/2023	321	361
5.750%, 06/01/2026	199	204
5.250%, 10/15/2027	1,286	1,293

		141,698

Financials — 4.4%
Acrisure
10.125%, 08/01/2026 (A)	699	731
8.125%, 02/15/2024 (A)	3,161	3,406
7.000%, 11/15/2025 (A)	704	656
AHP Health Partners
9.750%, 07/15/2026 (A)	1,559	1,653
Alliant Holdings Intermediate
8.250%, 08/01/2023 (A)	1,930	1,971
Ally Financial
4.625%, 05/19/2022	905	939
Ares Capital
4.250%, 03/01/2025	1,138	1,172
AssuredPartners
7.000%, 08/15/2025 (A)	2,034	2,034
Avolon Holdings Funding
5.125%, 10/01/2023 (A)	2,077	2,204

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%, 12/15/2167	$1,880	$1,956
BCD Acquisition
9.625%, 09/15/2023 (A)	1,890	1,932
BGC Partners
3.750%, 10/01/2024 (A)	1,415	1,408
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 11/15/2167	50	53
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 03/27/2020	280	283
5.800%, VAR ICE LIBOR USD 3 Month+4.093%, 05/15/2168	280	280
CNG Holdings
12.500%, 06/15/2024 (A)	825	802
CTR Partnership
5.250%, 06/01/2025	1,805	1,864
Donnelley Financial Solutions
8.250%, 10/15/2024	603	626
Fidelity & Guaranty Life Holdings
5.500%, 05/01/2025 (A)	1,380	1,480
Freedom Mortgage
8.250%, 04/15/2025 (A)	3,940	3,615
8.125%, 11/15/2024 (A)	1,725	1,587
FS Energy & Power Fund
7.500%, 08/15/2023 (A)	1,945	1,964
Genworth Holdings
4.900%, 08/15/2023	768	729
GTCR AP Finance
8.000%, 05/15/2027 (A)	910	935
HUB International
7.000%, 05/01/2026 (A)	2,898	2,977
Hunt
6.250%, 02/15/2026 (A)	937	918
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	1,440	1,530
Jefferies Finance
6.250%, 06/03/2026 (A)	834	861
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.760%, 06/27/2168	1,965	2,107
LPL Holdings
5.750%, 09/15/2025 (A)	1,722	1,791
Merger Sub II
10.750%, 08/01/2027 (A)	810	822
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027 (A)	204	229
5.625%, 05/01/2024	1,130	1,239
4.500%, 09/01/2026	2,118	2,245
4.500%, 01/15/2028	95	98

156	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MSCI
5.375%, 05/15/2027 (A)	$300	$320
Nationstar Mortgage Holdings
9.125%, 07/15/2026 (A)	4,641	4,943
8.125%, 07/15/2023 (A)	995	1,037
Navient
7.250%, 09/25/2023	576	626
Quicken Loans
5.250%, 01/15/2028 (A)	2,719	2,806
Service Properties Trust
4.950%, 02/15/2027	1,415	1,434
Springleaf Finance
7.125%, 03/15/2026	3,135	3,478
6.875%, 03/15/2025	1,715	1,889
6.625%, 01/15/2028	172	185
6.125%, 03/15/2024	2,332	2,510
Starwood Property Trust
4.750%, 03/15/2025	1,366	1,413
Tempo Acquisition
6.750%, 06/01/2025 (A)	985	1,015
WeWork
7.875%, 05/01/2025 (A)	2,665	2,262

		73,015

Health Care — 8.0%
21st Century Oncology
10.000% cash/12.000% PIK, 04/30/2023 (B)	417	336
Acadia Healthcare
5.625%, 02/15/2023	2,560	2,608
5.125%, 07/01/2022	264	266
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	3,255	2,832
AMN Healthcare
4.625%, 10/01/2027 (A)	3,323	3,340
ASP AMC
8.000%, 05/15/2025 (A)	3,932	2,674
Avantor
9.000%, 10/01/2025 (A)	1,124	1,259
6.000%, 10/01/2024 (A)	1,468	1,573
Bausch Health
9.000%, 12/15/2025 (A)	1,751	1,966
7.250%, 05/30/2029 (A)	555	606
7.000%, 03/15/2024 (A)	805	846
7.000%, 01/15/2028 (A)	290	312
6.500%, 03/15/2022 (A)	900	930
6.125%, 04/15/2025 (A)	3,340	3,461
5.875%, 05/15/2023 (A)	356	361
5.750%, 08/15/2027 (A)	239	258
5.500%, 03/01/2023 (A)	1,352	1,369
Bausch Health Americas
9.250%, 04/01/2026 (A)	5,720	6,499

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
8.500%, 01/31/2027 (A)	$2,236	$2,510
BCPE Cycle Merger Sub II
10.625%, 07/15/2027 (A)	425	410
Catalent Pharma Solutions
5.000%, 07/15/2027 (A)	453	470
Centene
6.125%, 02/15/2024	200	208
5.375%, 06/01/2026 (A)	2,405	2,516
4.750%, 01/15/2025	5,273	5,413
Charles River Laboratories International
5.500%, 04/01/2026 (A)	1,425	1,516
CHS
8.625%, 01/15/2024 (A)	2,105	2,173
8.000%, 03/15/2026 (A)	1,888	1,883
6.875%, 02/01/2022	540	410
6.250%, 03/31/2023	955	949
DaVita
5.000%, 05/01/2025	1,907	1,900
Eagle Holding II
7.750%, 05/15/2022 (A)	832	839
Encompass Health
5.750%, 09/15/2025	1,587	1,656
4.750%, 02/01/2030	415	419
4.500%, 02/01/2028	2,356	2,382
Endo
6.000%, 07/15/2023 (A)	2,619	1,606
Endo Finance
5.750%, 01/15/2022 (A)	981	633
Envision Healthcare
8.750%, 10/15/2026 (A)	3,112	1,898
Gates Global
6.000%, 07/15/2022 (A)	585	583
HCA
5.875%, 02/15/2026	3,825	4,276
5.875%, 02/01/2029	3,395	3,813
5.625%, 09/01/2028	1,446	1,611
5.375%, 02/01/2025	6,756	7,381
5.375%, 09/01/2026	1,856	2,039
Hill-Rom Holdings
5.750%, 09/01/2023 (A)	540	554
5.000%, 02/15/2025 (A)	625	650
4.375%, 09/15/2027 (A)	3,334	3,409
Hologic
4.375%, 10/15/2025 (A)	440	451
Horizon Pharma USA
5.500%, 08/01/2027 (A)	2,417	2,514
Immucor
11.125%, 02/15/2022 (A)	1,030	1,042
inVentiv Group Holdings
7.500%, 10/01/2024 (A)	424	439
IQVIA
5.000%, 10/15/2026 (A)	2,243	2,349

SEI Institutional Managed Trust / Annual Report / September 30, 2019	157

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.000%, 05/15/2027 (A)	$1,340	$1,404
Kinetic Concepts
7.875%, 02/15/2021 (A)	612	625
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	315	104
5.500%, 04/15/2025 (A)	630	186
MEDNAX
6.250%, 01/15/2027 (A)	1,982	1,967
Molina Healthcare
4.875%, 06/15/2025 (A)	1,270	1,276
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	4,033	3,715
Ortho-Clinical Diagnostics
6.625%, 05/15/2022 (A)	4,506	4,401
Par Pharmaceutical
7.500%, 04/01/2027 (A)	2,884	2,642
Prestige Brands
6.375%, 03/01/2024 (A)	400	416
RegionalCare Hospital Partners Holdings
8.250%, 05/01/2023 (A)	1,057	1,124
Select Medical
6.250%, 08/15/2026 (A)	1,815	1,897
Sotera Health Holdings
6.500%, 05/15/2023 (A)	1,785	1,823
Surgery Center Holdings
6.750%, 07/01/2025 (A)	403	362
Tenet Healthcare
7.000%, 08/01/2025	3,334	3,376
6.750%, 06/15/2023	2,555	2,683
6.250%, 02/01/2027 (A)	2,358	2,456
5.125%, 05/01/2025	1,524	1,545
5.125%, 11/01/2027 (A)	1,245	1,286
4.875%, 01/01/2026 (A)	1,340	1,375
4.625%, 07/15/2024	3,022	3,106
WellCare Health Plans
5.250%, 04/01/2025	1,365	1,421

		131,588

Industrials — 8.4%
ACCO Brands
5.250%, 12/15/2024 (A)	420	435
ADT Security
4.875%, 07/15/2032 (A)	735	643
Advanced Drainage Systems
5.000%, 09/30/2027 (A)	383	388
Alcoa
5.125%, 10/01/2024	30	32
Allison Transmission
5.875%, 06/01/2029 (A)	210	228
5.000%, 10/01/2024 (A)	220	225
4.750%, 10/01/2027 (A)	2,575	2,642

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Woodmark
4.875%, 03/15/2026 (A)	$525	$529
Arconic
6.750%, 01/15/2028	382	435
5.900%, 02/01/2027	535	599
Avis Budget Car Rental
6.375%, 04/01/2024 (A)	1,270	1,326
5.750%, 07/15/2027 (A)	646	666
5.250%, 03/15/2025 (A)	85	87
Avolon Holdings Funding
5.250%, 05/15/2024 (A)	682	730
Beacon Roofing Supply
4.875%, 11/01/2025 (A)	850	833
4.500%, 11/15/2026 (A)	1,716	1,733
Bombardier
7.875%, 04/15/2027 (A)	3,002	2,990
7.500%, 12/01/2024 (A)	2,113	2,113
7.500%, 03/15/2025 (A)	475	474
6.000%, 10/15/2022 (A)	1,490	1,488
Builders FirstSource
6.750%, 06/01/2027 (A)	819	882
5.625%, 09/01/2024 (A)	1,015	1,056
BWX Technologies
5.375%, 07/15/2026 (A)	1,548	1,627
CDW
5.000%, 09/01/2025	550	571
4.250%, 04/01/2028	485	495
Clean Harbors
5.125%, 07/15/2029 (A)	239	253
4.875%, 07/15/2027 (A)	1,759	1,836
Cloud Crane
10.125%, 08/01/2024 (A)	2,300	2,461
Colfax
6.375%, 02/15/2026 (A)	85	91
6.000%, 02/15/2024 (A)	35	37
Core & Main
6.125%, 08/15/2025 (A)	1,736	1,732
Core & Main Holdings
8.625% cash/9.375% PIK, 09/15/2024 (A)	1,235	1,244
CPG Merger
8.000%, 10/01/2021 (A)	765	765
DAE Funding
5.750%, 11/15/2023 (A)	1,095	1,151
4.500%, 08/01/2022 (A)	660	670
EnPro Industries
5.750%, 10/15/2026	328	350
Fortress Transportation & Infrastructure Investors
6.750%, 03/15/2022 (A)	1,975	2,064
6.500%, 10/01/2025 (A)	640	657

158	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
GFL Environmental
8.500%, 05/01/2027 (A)	$709	$786
7.000%, 06/01/2026 (A)	4,728	4,976
5.375%, 03/01/2023 (A)	3,666	3,711
Global A&T Electronics
8.500%, 01/12/2023	5,629	5,271
Granite Holdings US Acquisition
11.000%, 10/01/2027 (A)	1,685	1,626
H&E Equipment Services
5.625%, 09/01/2025	4,110	4,231
Harsco
5.750%, 07/31/2027 (A)	465	484
Herc Holdings
5.500%, 07/15/2027 (A)	2,160	2,246
Hertz
7.625%, 06/01/2022 (A)	625	651
7.125%, 08/01/2026 (A)	440	459
6.250%, 10/15/2022	160	162
5.500%, 10/15/2024 (A)	710	708
Hillman Group
6.375%, 07/15/2022 (A)	2,645	2,480
IAA
5.500%, 06/15/2027 (A)	625	659
Icahn Enterprises
4.750%, 09/15/2024 (A)	3,400	3,397
James Hardie International Finance DAC
5.000%, 01/15/2028 (A)	1,224	1,270
4.750%, 01/15/2025 (A)	200	206
JELD-WEN
4.875%, 12/15/2027 (A)	1,448	1,434
4.625%, 12/15/2025 (A)	355	356
LTF Merger
8.500%, 06/15/2023 (A)	830	852
Masonite International
5.375%, 02/01/2028 (A)	3,962	4,130
New Enterprise Stone & Lime
10.125%, 04/01/2022 (A)	1,945	1,999
6.250%, 03/15/2026 (A)	2,935	3,001
Nielsen Finance
5.000%, 04/15/2022 (A)	1,432	1,436
Nielsen Luxembourg Sarl
5.000%, 02/01/2025 (A)	1,610	1,590
Novelis
6.250%, 08/15/2024 (A)	200	209
PGT Escrow Issuer
6.750%, 08/01/2026 (A)	300	323
Prime Security Services Borrower
5.250%, 04/15/2024 (A)	1,345	1,381
RBS Global
4.875%, 12/15/2025 (A)	3,008	3,090
Remington Arms
0.000%, 12/31/2049 (B)	1,245	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sensata Technologies
5.000%, 10/01/2025 (A)	$3,023	$3,231
4.375%, 02/15/2030 (A)	916	915
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	1,345	1,432
SPX FLOW
5.875%, 08/15/2026 (A)	230	240
5.625%, 08/15/2024 (A)	170	176
Standard Industries
4.750%, 01/15/2028 (A)	725	749
Stericycle
5.375%, 07/15/2024 (A)	1,238	1,272
Stevens Holding
6.125%, 10/01/2026 (A)	245	261
Summit Materials
6.125%, 07/15/2023	391	398
5.125%, 06/01/2025 (A)	2,338	2,396
Team Health Holdings
6.375%, 02/01/2025 (A)	833	576
Teck Resources
6.125%, 10/01/2035	269	307
Terex
5.625%, 02/01/2025 (A)	545	559
Titan International
6.500%, 11/30/2023	855	680
TransDigm
6.375%, 06/15/2026	623	656
6.250%, 03/15/2026 (A)	6,971	7,485
TransDigm UK Holdings
6.875%, 05/15/2026	780	838
TriMas
4.875%, 10/15/2025 (A)	205	209
Triumph Group
7.750%, 08/15/2025	2,340	2,361
6.250%, 09/15/2024 (A)	417	434
4.875%, 04/01/2021	355	355
Tutor Perini
6.875%, 05/01/2025 (A)	5,571	5,404
United Rentals North America
6.500%, 12/15/2026	2,855	3,111
5.875%, 09/15/2026	1,355	1,445
5.500%, 05/15/2027	991	1,050
4.875%, 01/15/2028	1,171	1,218
4.625%, 10/15/2025	1,660	1,694
Vertiv Group
9.250%, 10/15/2024 (A)	1,915	1,846
Wabash National
5.500%, 10/01/2025 (A)	475	467
Weekley Homes
6.625%, 08/15/2025	3,395	3,403
Welbilt
9.500%, 02/15/2024	240	257

SEI Institutional Managed Trust / Annual Report / September 30, 2019	159

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
XPO Logistics
6.750%, 08/15/2024 (A)	$1,781	$1,932
6.500%, 06/15/2022 (A)	240	245
6.125%, 09/01/2023 (A)	230	238

		137,502

Information Technology — 3.2%
ACI Worldwide
5.750%, 08/15/2026 (A)	379	402
Anixter
6.000%, 12/01/2025	225	249
5.500%, 03/01/2023	230	248
Ascend Learning
6.875%, 08/01/2025 (A)	530	550
Avaya (Escrow Security)
7.000%, 04/01/2019 (C)	2,794	–
CDK Global
5.875%, 06/15/2026	120	127
5.250%, 05/15/2029 (A)	190	197
CommScope
5.500%, 06/15/2024 (A)	470	442
CommScope Finance
8.250%, 03/01/2027 (A)	4,985	4,852
6.000%, 03/01/2026 (A)	1,415	1,464
5.500%, 03/01/2024 (A)	2,075	2,135
CommScope Technologies
6.000%, 06/15/2025 (A)	2,690	2,434
Dell International
6.020%, 06/15/2026 (A)	2,691	3,026
Entegris
4.625%, 02/10/2026 (A)	1,663	1,721
Gartner
5.125%, 04/01/2025 (A)	245	256
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	2,430	2,627
Go Daddy Operating
5.250%, 12/01/2027 (A)	2,414	2,538
Harland Clarke Holdings
6.875%, 03/01/2020 (A)	601	592
Hughes Satellite Systems
7.625%, 06/15/2021	957	1,031
6.625%, 08/01/2026	140	152
5.250%, 08/01/2026	900	963
Infor US
6.500%, 05/15/2022	2,360	2,398
Informatica
7.125%, 07/15/2023 (A)	735	748
MagnaChip Semiconductor
6.625%, 07/15/2021	345	340
Micron Technology
5.327%, 02/06/2029	1,419	1,558

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MTS Systems
5.750%, 08/15/2027 (A)	$140	$146
NCR
6.375%, 12/15/2023	675	694
6.125%, 09/01/2029 (A)	450	474
5.750%, 09/01/2027 (A)	1,230	1,273
5.000%, 07/15/2022	2,361	2,388
Nuance Communications
5.625%, 12/15/2026	2,244	2,373
Rackspace Hosting
8.625%, 11/15/2024 (A)	5,160	4,747
Sabre
5.250%, 11/15/2023 (A)	865	889
Solera
10.500%, 03/01/2024 (A)	870	920
SS&C Technologies
5.500%, 09/30/2027 (A)	1,637	1,711
Symantec
5.000%, 04/15/2025 (A)	1,885	1,906
TIBCO Software
11.375%, 12/01/2021 (A)	1,859	1,940
ViaSat
5.625%, 09/15/2025 (A)	838	844
VMware
3.900%, 08/21/2027	684	703
Zayo Group
6.375%, 05/15/2025	575	592
6.000%, 04/01/2023	415	426

		53,076

Materials — 7.8%
AK Steel
7.000%, 03/15/2027	1,444	1,235
Alcoa Nederland Holding BV
7.000%, 09/30/2026 (A)	285	309
6.750%, 09/30/2024 (A)	495	521
6.125%, 05/15/2028 (A)	1,098	1,169
Aleris International
10.750%, 07/15/2023 (A)	693	729
Alpha 2 BV
8.750% cash/8.750% PIK, 06/01/2023 (A)	1,475	1,464
Alpha 3 BV
6.250%, 02/01/2025 (A)	1,800	1,809
ARD Finance
7.125% cash/7.875% PIK, 09/15/2023	1,389	1,431
ARD Securities Finance SARL
8.750% cash/8.750% PIK, 01/31/2023 (A)	764	790
Ardagh Packaging Finance
6.000%, 02/15/2025 (A)	2,355	2,463
5.250%, 08/15/2027 (A)	1,150	1,164

160	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ashland
6.875%, 05/15/2043	$851	$974
Axalta Coating Systems
4.875%, 08/15/2024 (A)	290	299
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	2,860	2,929
Berry Global
5.625%, 07/15/2027 (A)	1,395	1,444
4.500%, 02/15/2026 (A)	2,593	2,557
Berry Global (Escrow Security)
4.875%, 07/15/2026 (A)	2,634	2,723
Boart Longyear Management Pty
10.000%, 12/31/2022	1,849	1,785
BWAY Holding
7.250%, 04/15/2025 (A)	1,894	1,791
5.500%, 04/15/2024 (A)	2,345	2,409
CENVO Corp (Escrow Security)
0.000%, 09/15/2022 (B)(D)(F)	5,650	77
CF Industries
5.150%, 03/15/2034	998	1,044
Chemours
7.000%, 05/15/2025	335	316
6.625%, 05/15/2023	525	518
5.375%, 05/15/2027	511	441
Clearwater Paper
5.375%, 02/01/2025 (A)	910	871
Cleveland-Cliffs
5.750%, 03/01/2025	1,570	1,542
4.875%, 01/15/2024 (A)	998	1,018
Constellium
6.625%, 03/01/2025 (A)	350	365
5.875%, 02/15/2026 (A)	1,598	1,666
5.750%, 05/15/2024 (A)	270	277
Cornerstone Chemical
6.750%, 08/15/2024 (A)	5,115	4,723
Crown Americas
4.750%, 02/01/2026	1,268	1,327
4.250%, 09/30/2026	1,833	1,897
CVR Partners
9.250%, 06/15/2023 (A)	1,385	1,444
Eldorado
9.500%, 06/01/2024 (A)	1,430	1,544
Element Solutions
5.875%, 12/01/2025 (A)	2,050	2,142
First Quantum Minerals
7.500%, 04/01/2025 (A)	2,760	2,712
7.250%, 04/01/2023 (A)	785	773
6.875%, 03/01/2026 (A)	1,613	1,536
6.500%, 03/01/2024 (A)	560	534
Flex Acquisition
7.875%, 07/15/2026 (A)	822	754
6.875%, 01/15/2025 (A)	2,619	2,389

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
FMG Resources August 2006 Pty
5.125%, 05/15/2024 (A)	$705	$733
4.500%, 09/15/2027 (A)	710	694
Freeport-McMoRan
5.450%, 03/15/2043	3,836	3,456
5.400%, 11/14/2034	2,385	2,266
5.250%, 09/01/2029	395	394
5.000%, 09/01/2027	3,485	3,468
4.550%, 11/14/2024	70	72
3.875%, 03/15/2023	2,466	2,484
GCP Applied Technologies
5.500%, 04/15/2026 (A)	575	587
Greif
6.500%, 03/01/2027 (A)	345	366
Hexion
7.875%, 07/15/2027 (A)	4,720	4,637
Hudbay Minerals
7.625%, 01/15/2025 (A)	698	708
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,340	1,376
Kraton Polymers
7.000%, 04/15/2025 (A)	825	860
LABL Escrow Issuer
10.500%, 07/15/2027 (A)	290	293
6.750%, 07/15/2026 (A)	390	406
LSB Industries
9.625%, 05/01/2023 (A)	3,305	3,487
Mineral Resources
8.125%, 05/01/2027 (A)	2,835	2,918
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	2,250	2,199
Neon Holdings
10.125%, 04/01/2026 (A)	285	287
New Gold
6.375%, 05/15/2025 (A)	1,055	985
6.250%, 11/15/2022 (A)	2,463	2,469
NOVA Chemicals
5.250%, 06/01/2027 (A)	225	234
5.000%, 05/01/2025 (A)	1,700	1,730
4.875%, 06/01/2024 (A)	300	308
Novelis
5.875%, 09/30/2026 (A)	2,738	2,871
OI European Group BV
4.000%, 03/15/2023 (A)	1,646	1,656
Owens-Brockway Glass Container
6.375%, 08/15/2025 (A)	600	636
5.875%, 08/15/2023 (A)	1,015	1,077
Rain CII Carbon
7.250%, 04/01/2025 (A)	5,715	5,458
Reichhold Industries
9.000%, 05/08/2017 (A)(B)(C)	859	–

SEI Institutional Managed Trust / Annual Report / September 30, 2019	161

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Reynolds Group
7.000%, 07/15/2024 (A)	$1,183	$1,226
5.750%, 10/15/2020	1,061	1,063
Reynolds Group Issuer
5.803%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/2021 (A)	600	601
Scotts Miracle-Gro
5.250%, 12/15/2026	705	740
Starfruit Finco BV
8.000%, 10/01/2026 (A)	2,330	2,333
Taseko Mines
8.750%, 06/15/2022 (A)	978	895
Trident Merger Sub
6.625%, 11/01/2025 (A)	1,596	1,397
Trident TPI Holdings
9.250%, 08/01/2024 (A)	1,712	1,678
Trinseo Materials Operating
5.375%, 09/01/2025 (A)	675	656
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	818	885
5.500%, 08/15/2026 (A)	1,175	1,235
Tronox
6.500%, 04/15/2026 (A)	914	871
Tronox Finance
5.750%, 10/01/2025 (A)	1,318	1,246
United States Steel
6.250%, 03/15/2026	2,116	1,777
Venator Finance Sarl
5.750%, 07/15/2025 (A)	761	641
Warrior Met Coal
8.000%, 11/01/2024 (A)	1,490	1,550

		127,814

Real Estate — 1.7%
Brookfield Property REIT
5.750%, 05/15/2026 (A)	1,695	1,771
CoreCivic
5.000%, 10/15/2022	245	245
4.625%, 05/01/2023	475	460
Equinix
5.875%, 01/15/2026	605	644
5.750%, 01/01/2025	70	73
GEO Group
6.000%, 04/15/2026	1,370	1,106
5.875%, 01/15/2022	1,165	1,124
5.125%, 04/01/2023	1,497	1,321
Iron Mountain
5.250%, 03/15/2028 (A)	1,897	1,961
4.875%, 09/15/2027 (A)	1,535	1,570
4.875%, 09/15/2029 (A)	2,525	2,563
Iron Mountain US Holdings
5.375%, 06/01/2026 (A)	650	673

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
iStar
4.750%, 10/01/2024	$426	$433
Kennedy-Wilson
5.875%, 04/01/2024	350	359
Lamar Media
5.750%, 02/01/2026	715	756
MPT Operating Partnership
5.000%, 10/15/2027	998	1,045
4.625%, 08/01/2029	1,695	1,746
Newmark Group
6.125%, 11/15/2023	525	570
Realogy Group
4.875%, 06/01/2023 (A)	986	922
RHP Hotel Properties
5.000%, 04/15/2023	415	423
Ryman Hospitality Properties
4.750%, 10/15/2027 (A)	2,238	2,302
Sabra Health Care
5.125%, 08/15/2026	456	487
SBA Communications
4.875%, 09/01/2024	485	502
Uniti Group
8.250%, 10/15/2023	470	425
7.125%, 12/15/2024 (A)	730	638
6.000%, 04/15/2023 (A)	2,140	2,068
VICI Properties 1
8.000%, 10/15/2023	810	886

		27,073

Utilities — 1.8%
AES
6.000%, 05/15/2026	140	149
5.500%, 04/15/2025	415	431
AmeriGas Partners
5.875%, 08/20/2026	485	532
5.750%, 05/20/2027	1,182	1,274
5.500%, 05/20/2025	1,658	1,780
Calpine
5.250%, 06/01/2026 (A)	613	634
Clearway Energy Operating
5.750%, 10/15/2025 (A)	814	857
FirstEnergy Solutions
6.050%, 08/15/2021 (C)	755	593
NextEra Energy Operating Partners
4.500%, 09/15/2027 (A)	2,139	2,187
4.250%, 07/15/2024 (A)	1,576	1,623
3.875%, 10/15/2026 (A)	1,545	1,549
NRG Energy
7.250%, 05/15/2026	1,890	2,070
6.625%, 01/15/2027	176	191
5.250%, 06/15/2029 (A)	770	828

162	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NSG Holdings
7.750%, 12/15/2025 (A)	$1,452	$1,557
Talen Energy Supply
7.250%, 05/15/2027 (A)	1,579	1,605
6.625%, 01/15/2028 (A)	1,635	1,606
TerraForm Power Operating
5.000%, 01/31/2028 (A)	1,523	1,584
4.250%, 01/31/2023 (A)	1,474	1,503
Vistra Operations
5.625%, 02/15/2027 (A)	2,329	2,453
5.500%, 09/01/2026 (A)	920	962
5.000%, 07/31/2027 (A)	1,883	1,939
4.300%, 07/15/2029 (A)	1,878	1,927

		29,834

Total Corporate Obligations (Cost $1,222,884) ($ Thousands)		1,217,358

ASSET-BACKED SECURITIES — 8.9%

Other Asset-Backed Securities — 8.9%

Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
2.875%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A)(B)(C)	587	24
B&M CLO, Ser 2014-1A, Cl E
8.072%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)(B)	2,480	2,034
Battalion CLO IV, Ser 2013-4A, Cl SUB
0.000%, 10/22/2025 (A)(B)(G)	5,640	28
Battalion CLO V, Ser 2014-5A, Cl SUB
0.000%, 04/17/2026 (A)(B)(G)	3,274	64
Battalion CLO VII, Ser 2014-7A, Cl SUB
0.000%, 07/17/2028 (A)(B)(G)	4,490	1,661
Battalion CLO VIII, Ser 2015-8A, Cl SUB
0.000%, 04/18/2030 (A)(B)(G)	3,390	2,068
Battalion CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/24/2029 (A)(B)(G)	4,450	3,605
Battalion CLO XI, Ser 2017-11A, Cl SUB
0.000%, 10/24/2029 (A)(B)(G)	5,857	4,569
Battalion CLO XII, Ser 2018-12A, Cl SUB
0.000%, 05/17/2031 (A)(B)(G)	4,663	3,824
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (B)(G)	3,427	3,063
Battalion CLO XVI
0.000%, (B)(G)(H)	2,334	2,334
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 07/20/2029 (A)(B)(G)	2,531	962
Benefit Street Partners CLO IV
0.000%, 07/20/2026 *(A)(B)(G)	3	1,814

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(B)(G)	$2,293	$1,972
Benefit Street Partners CLO V
0.000%, 10/20/2026 (A)(B)(G)	6,387	188
Benefit Street Partners CLO V-B
0.000%, 04/20/2031 (B)(G)	10,259	7,222
Benefit Street Partners CLO VI, Ser 2015-VIA, Cl SUB
0.000%, 10/18/2029 (A)(B)(G)	7,502	5,101
Benefit Street Partners CLO VII, Ser 2015-VIII, Cl SUB
0.000%, 07/18/2027 (B)(G)	6,715	3,981
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 *(A)(B)(G)	6,720	4,771
Benefit Street Partners CLO X, Ser 2016-10A, Cl SUB
0.000%, 01/15/2029 (A)(B)(G)	6,228	4,017
Benefit Street Partners CLO XIV, Warehouse Note, Ser 2018-14A, Cl SUB
0.000%, 04/20/2031 (A)(B)(G)	3,809	2,933
Benefit Street Partners Static CLO, Warehouse Note
0.000%, (B)(G)(H)	2,971	2,952
Cathedral Lake CLO, Ser 2015-3A, Cl SUB
0.000%, 01/15/2026 (A)(B)(G)	1,869	1,294
Cathedral Lake V, Ser 2018-5A, Cl SUB
0.000%, 10/21/2030 (A)(B)(G)	3,139	2,291
CVP Cascade CLO, Ser 2014-2A, Cl D
7.100%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)(B)	759	652
CVP Cascade CLO, Ser 2014-2A, Cl E
8.100%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)(B)	2,469	2,234
Dryden 75 CLO, Ser 2019-75A, Cl SUB
0.000%, 07/15/2030 (A)(B)(G)	2,915	2,347
Fifth Street Senior Loan Fund, Ser 2015-1A, Cl E
9.478%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)(B)	3,890	3,764
Figueroa CLO, Ser 2013-2A, Cl SUB
0.000%, 06/20/2027 (A)(B)(G)	2,907	1,132
Great Lakes CLO, Ser 2014-1A, Cl SUB
0.000%, 10/15/2029 (A)(B)(G)	4,860	3,888
Great Lakes CLO, Ser 2015-1A, Cl ER
9.682%, VAR ICE LIBOR USD 3 Month+7.360%, 01/16/2030 (A)(B)	3,253	3,025
Great Lakes CLO, Ser 2015-1A, Cl FR
12.322%, VAR ICE LIBOR USD 3 Month+10.000%, 01/16/2030 (A)(B)	1,198	964
Great Lakes CLO, Ser 2015-1A, Cl SUB
0.000%, 01/16/2030 (A)(B)(G)	4,519	3,227

SEI Institutional Managed Trust / Annual Report / September 30, 2019	163

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Great Lakes CLO, Ser 2017-1A, Cl ER
9.803%, VAR ICE LIBOR USD 3 Month+7.500%, 10/15/2029 (A)(B)	$3,321	$3,163
Great Lakes CLO, Ser 2017-1A, Cl FR
12.303%, VAR ICE LIBOR USD 3 Month+10.000%, 10/15/2029 (A)(B)	1,940	1,612
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A, Cl SUB
0.000%, 10/20/2029 (A)(B)(G)	2,484	1,804
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
9.838%, VAR ICE LIBOR USD 3 Month+7.560%, 07/20/2029 (A)(B)	3,223	3,029
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl SUB
0.000%, 07/20/2029 (A)(B)(G)	651	544
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
9.370%, VAR ICE LIBOR USD 3 Month+7.070%, 04/18/2030 (A)(B)	1,559	1,416
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl SUB
0.000%, 04/18/2030 (A)(B)(G)	1,169	971
Lockwood Grove CLO, Ser 2014-1A, Cl SUB
0.000%, 01/25/2030 (A)(B)(G)	3,797	2,572
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
8.126%, VAR ICE LIBOR USD 3 Month+5.850%, 01/25/2030 (A)(B)	2,499	2,174
Neuberger Berman CLO XVI-S, Ser 2018-16SA, Cl SUB
0.000%, 01/15/2028 (A)(B)(G)	1,459	1,124
Neuberger Berman CLO XXII, Ser 2016-22A, Cl F
0.100%, 10/17/2030 (A)(B)	112	45
Neuberger Berman CLO XXII, Ser 2016-22A, Cl SUB
0.000%, 10/17/2027 (A)(B)(G)	3,640	2,075
NewStar Clarendon Fund CLO, Ser 2015-1A, Cl E
8.326%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(B)	3,439	3,205
NewStar Fairfield Fund CLO, Ser 2015-2A, Cl SUB
0.000%, 04/20/2030 (A)(B)(G)	7,983	4,889
OCP CLO, Ser 2017-14A, Cl SUB
0.000%, 11/20/2030 (A)(B)(G)	1,655	1,092
Shackleton 2019-XIV Clo, Ser 2019-14A, Cl SUB
0.000%, 07/20/2030 (A)(B)(G)	1,999	1,599
Shackleton CLO, Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)(B)(G)	7,935	24
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (B)(G)	6,388	4,472

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
TCP Whitney CLO, Ser 2017-1I, Cl SUB
0.000%, 08/20/2029 (B)(G)	$9,085	$7,518
TCW CLO, Ser 2017-1A, Cl SUB
0.000%, 07/29/2029 (A)(B)(G)	4,194	2,800
TCW CLO, Ser 2018-1A, Cl SUB
0.000%, 04/25/2031 (A)(B)(G)	2,978	2,138
TCW CLO, Ser 2019-2
0.000%, (B)(G)(H)	1,673	1,673
Venture 35 CLO, Ser 2018-35A, Cl SUB
0.000%, 10/22/2031 (A)(B)(G)	11,892	7,462
Venture CDO, Ser 2016-25A, Cl SUB
0.000%, 04/20/2029 (A)(B)(G)	2,030	1,340
Venture XXVI CLO, Ser 2017-26A, Cl SUB
0.000%, 01/20/2029 (A)(B)(G)	1,609	981
Venture XXVIII CLO, Ser 2017-28A, Cl SUB
0.000%, 07/20/2030 (A)(B)(G)	3,228	2,227

Total Asset-Backed Securities (Cost $122,550) ($ Thousands)		145,954

LOAN PARTICIPATIONS — 8.8%
Academy, Ltd., Initial Term Loan, 1st Lien
6.100%, VAR LIBOR+4.000%, 07/01/2022	4,880	3,398
Acrisure, LLC, 2017-2 Refinancing Term Loan, 1st Lien
6.354%, 11/22/2023	1,332	1,323
Air Medical Group Holdings, Inc., 2018 New Term Loan, 1st Lien
6.294%, VAR LIBOR+4.250%, 03/14/2025 (I)	1,021	955
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.307%, VAR LIBOR+3.250%, 04/28/2022	1,867	1,743
Akorn, Inc., Loan, 1st Lien
9.120%, VAR LIBOR+4.250%, 04/16/2021	799	736
Aleris International, Inc., Initial Term Loan, 1st Lien
6.794%, 02/27/2023	1,930	1,930
Alvogen Pharma US, Inc., 2018 Refinancing Term Loan, 1st Lien
6.790%, 04/01/2022	1,283	1,160
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
5.230%, 04/22/2026	1,722	1,728
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
9.624%, VAR LIBOR+4.250%, 09/02/2024	2,994	2,622

164	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Ascend Learning, LLC, Initial Term Loan, 2nd Lien
5.044%, VAR LIBOR+3.250%, 07/12/2024	$142	$141
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 1st Lien
8.544%, VAR LIBOR+6.000%, 08/04/2025	2,313	2,349
Avaya Inc., Term Loan B, 1st Lien
6.430%, 12/15/2024	318	302
Avaya Inc., Tranche B Term Loan, 2nd Lien
6.278%, 12/15/2024	534	506
Bass Pro Group, Term Loan B
7.044%, 09/25/2024	943	906
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
5.039%, VAR LIBOR+3.000%, 06/02/2025	526	528
BCP Raptor, LLC, Initial Term Loan, 1st Lien
6.794%, VAR LIBOR+4.250%, 06/24/2024	1,128	1,034
Big River Steel LLC, Closing Date Term Loan, 1st Lien
7.104%, VAR LIBOR+5.000%, 08/23/2023	1,296	1,283
Boardriders, Inc., Initial Loan, 1st Lien
8.624%, 04/23/2024	1,575	1,503
Brazos Delaware II, LLC, Initial Term Loan, 1st Lien
6.046%, 05/21/2025	1,459	1,344
Brookfield Property REIT Inc., Initial Term B Loan, 1st Lien
4.544%, 08/27/2025	1,717	1,692
BWay Holding Company , Initial Term Loan, 1st Lien
5.590%, VAR LIBOR+3.250%, 04/03/2024	2,897	2,833
California Resources Corporation, Initial Loan, 1st Lien
6.794%, VAR LIBOR+4.750%, 12/31/2022	782	693
California Resources Corporation, Loan, 2nd Lien
12.419%, VAR LIBOR+10.375%, 12/31/2021	2,363	2,051
Carestream Health, Inc., Extended Term Loan, 1st Lien
11.544%, 06/07/2021	1,637	1,557
7.794%, 02/28/2021	862	820

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Cengage Learning, Inc., 2016 Refinancing Term Loan, 1st Lien
6.294%, VAR LIBOR+4.250%, 06/07/2023	$3,548	$3,350
Cenveo Corporation, Exit Term Loan
11.067%, 06/07/2023 (B)	8	8
Cenveo Corporation, Exit Term Loan, 1st Lien
11.563%, 06/07/2023 (B)	1,556	1,549
Claire’s Stores, Term Loan, 1st Lien
9.938%, 10/12/2038 (B)(F)	581	1,017
ConvergeOne Holdings, Corp., Initial Term Loan
7.044%, 01/04/2026	1,682	1,504
Diebold Nixdorf, Incorporated (f/k/a Diebold, Incorporated), Term A-1 Loan, 1st Lien
11.313%, 08/31/2022	919	966
East Valley Tourist Development Authority, Term Loan, 1st Lien
10.064%, VAR LIBOR+8.000%, 09/30/2020 (B)	2,118	2,096
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
5.794%, 10/10/2025	5,780	4,698
Epic Crude Services, LP, Term Loan, 1st Lien
7.040%, 03/02/2026	1,720	1,628
EPIC Y-Grade Services, LP, Term Loan, 1st Lien
7.535%, 06/13/2024	2,078	2,009
Equitrans Midstream Corporation, Loan, 1st Lien
6.550%, 01/31/2024	595	594
Evergreen Skills Lux S.À R.L., Initial Term Loan, 1st Lien
6.946%, VAR LIBOR+4.750%, 04/28/2021	1,910	1,536
Foresight Energy LLC, Term Loan, 1st Lien
8.000%, VAR LIBOR+5.750%, 03/28/2022	1,221	647
Formula One Management Limited, Facility B3 (USD), 1st Lien
4.544%, VAR LIBOR+2.500%, 02/01/2024	942	929
Forterra Finance, LLC, Replacement Term Loan, 1st Lien
5.044%, VAR LIBOR+3.000%, 10/25/2023	984	930
Frontier Communications Corporation, Term B-1 Loan, 1st Lien
5.800%, VAR LIBOR+3.750%, 06/15/2024	1,355	1,350

SEI Institutional Managed Trust / Annual Report / September 30, 2019	165

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan, 1st Lien
4.794%, VAR LIBOR+2.750%, 07/30/2024	$465	$467
Gates Global LLC, Term Loan B, 1st Lien
4.794%, 04/01/2024	509	500
Go Wireless, Inc., Senior Lien Term Loan, 1st Lien
8.544%, 12/22/2024	1,084	1,049
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 1st Lien
7.604%, VAR LIBOR+5.500%, 11/13/2021 (B)	403	386
Gulf Finance, LLC, Tranche B Term Loan, 1st Lien
7.360%, 08/25/2023	1,446	1,093
Harland Clarke Holdings, Cov-Lite, Term Loan, 1st Lien
6.854%, 11/03/2023	279	217
Hillman Group, Inc., The, Initial Term Loan, 1st Lien
6.044%, 05/30/2025 (I)	1,050	1,017
Hummel Station LLC, Construction Term B Advance, 1st Lien
7.242%, VAR LIBOR+6.000%, 10/27/2022 (I)	852	726
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), Initial Term Loan, 1st Lien
6.100%, 05/01/2026	887	893
II-VI
0.000%, 05/08/2026 (I)	1,110	1,110
Indivior Finance S.a r.l., 2017 Replacement USD Term Loan, 1st Lien
6.760%, 12/19/2022 (B)	656	598
Inmarsat, Term Loan, 1st Lien
0.000%, 09/23/2026 (I)	813	800
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
5.804%, 11/27/2023	338	339
Intelsat Jackson Holdings S.A., Tranche B-4 Term Loan, 1st Lien
6.554%, 01/02/2024	325	329
KCA Deutag US Finance LLC (KCA Deutag GMBH), 2018 Extended Term Loan, 1st Lien
8.794%, 02/28/2023	232	144
Knight Energy Services, Exit Facility Loan
8.500%, 02/09/2024 (B)(D)(F)	54	54
Kronos Acquisition Intermediate Inc., Initial Loan, 1st Lien
6.256%, 05/15/2023	325	308

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Lanai Holdings II, Inc., Initial Term Loan, 1st Lien
7.006%, 08/29/2022	$2,649	$2,444
Lifescan Global Corporation, Initial Term Loan, 1st Lien
8.660%, 10/01/2024	4,796	4,314
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, 1st Lien
14.610%, VAR LIBOR+12.500%, 12/07/2020 (B)(I)	150	54
MA Financeco., LLC, Tranche B-2 Term Loan, 1st Lien
4.294%, VAR LIBOR+2.500%, 11/19/2021	2,745	2,739
Mashantucket (Western) Pequot Tribe, Term A Loan, 1st Lien
5.544%, VAR LIBOR+3.750%, 06/30/2020 (B)	36	36
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
10.169%, VAR LIBOR+8.125%, 06/30/2020 (B)	6,969	6,917
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
8.340%, 05/08/2025 (B)	2,972	2,920
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
6.044%, VAR LIBOR+4.000%, 05/04/2022	3,693	3,465
Merrill Communications, Term Loan, 1st Lien
0.000%, 09/25/2026 (B)(I)	1,124	1,115
Metroflag, 2nd Lien
14.000%, 01/06/2009 (B)(C)	300	–
MGM Resorts International (MGM Grand Detroit, LLC), Term A Loan, 1st Lien
4.044%, 12/21/2023	385	383
MLN US HoldCo LLC, Term B Loan, 2nd Lien
6.612%, 11/30/2025	814	753
Mohegan Tribal Gaming Authority, Term B Loan, 1st Lien
6.044%, VAR LIBOR+4.000%, 10/13/2023	998	922
Monitronics International
8.604%, 03/29/2024	3,775	3,454
Moxie Liberty LLC, Construction B-1 Advance, 1st Lien
8.802%, VAR LIBOR+6.500%, 08/21/2020 (I)	852	730
Murray Energy Corporation, Superpriority Term B-2 Loan, 1st Lien
9.354%, 10/17/2022	1,821	684
Navistar, Inc., Tranche B Term Loan, 1st Lien
5.530%, 11/06/2024	1,487	1,479

166	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Neiman Marcus Group LTD LLC, Cash Pay/PIK Extended Term Loan, 1st Lien
8.557%, 10/25/2023	$1,218	$928
Nestle Skin Health, Term Loan B
0.000%, 07/17/2026 (I)	715	718
New LightSquared LLC, Loan, 1st Lien
10.852%, VAR LIBOR0.000%, 12/07/2020	113	89
New rue21, LLC, Term Loan, 1st Lien
12.500%, VAR FIXED+12.500%, 09/22/2022	130	112
Nine West Holdings Inc., Term Loan, 1st Lien
10.156%, 03/19/2024	709	698
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
5.292%, 10/01/2025	471	460
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, 1st Lien
5.544%, 04/30/2026	905	895
Patterson Companies, Term Loan B, 1st Lien
7.008%, 08/29/2022	–	–
Peak, Term Loan B, 1st Lien
5.604%, 08/01/2024	2,220	1,912
Perforce Software
6.544%, 07/01/2026 (I)	646	645
Petco Animal Supplies, Inc., Term Loan, 1st Lien
5.506%, VAR LIBOR+3.000%, 01/26/2023	869	655
PetSmart, Inc., Amended Loan, 1st Lien
6.040%, VAR LIBOR+3.000%, 03/11/2022	2,388	2,327
Plantronics, Inc., Initial Term B Loan
4.544%, 07/02/2025	607	605
Polymer Additives, Inc., Closing Date Term Loan
8.124%, 07/31/2025 (B)	513	436
Quorum Health Corporation, Term Loan
9.006%, VAR LIBOR+6.750%, 04/29/2022	908	893
Radio One, Inc., Initial Term Loan
6.050%, VAR LIBOR+4.000%, 04/18/2023	606	586
Refinitiv US Holdings Inc., Initial Dollar Term Loan, 1st Lien
5.794%, 10/01/2025	228	229
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
6.554%, 11/16/2025	4,713	4,714
Revlon Consumer Products Corporation, Initial Term B Loan
5.624%, VAR LIBOR+3.500%, 09/07/2023	3,054	2,337

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
5.604%, VAR LIBOR+3.500%, 09/07/2023	$8	$6
Schenectady International Group, Inc., Initial Term Loan
7.063%, 10/15/2025	1,851	1,798
6.854%, 10/15/2025	42	41
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
4.896%, VAR LIBOR+2.750%, 08/14/2024	1,295	1,283
4.794%, VAR LIBOR+2.750%, 08/14/2024	313	310
Sequa Mezzanine Holdings L.L.C., Initial Term Loan
7.187%, VAR LIBOR+5.000%, 11/28/2021	1,438	1,424
SP PF Buyer LLC, Closing Date Term Loan
6.830%, 12/22/2025	1,532	1,351
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
7.123%, 04/16/2026	830	818
Starfruit Finco B.V. (Starfruit US Holdco LLC), Initial Dollar Term Loan
5.292%, 10/01/2025	92	90
Steinway Musical Instruments, Inc., Closing Date Loan
5.778%, 02/14/2025	1,330	1,316
Syniverse Holdings, Inc., Tranche C Term Loan
7.028%, VAR LIBOR+5.000%, 03/09/2023	3,051	2,867
Team Health Holdings, Inc., Initial Term Loan
4.794%, VAR LIBOR+2.750%, 02/06/2024	3,495	2,869
Thor Industries, Inc., Initial USD Term Loan
5.875%, 02/01/2026	300	292
Titan Acquisition Limited, Initial Term Loan
5.044%, 03/28/2025	1,084	1,039
Traverse Midstream Partners LLC, Advance
6.050%, VAR LIBOR+4.000%, 09/27/2024 (B)	1,098	963
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
7.063%, 06/26/2026	355	335
Ultra Resources, Inc., Loan
6.054%, 04/12/2024	1,832	1,204
Weight Watchers International, Inc., Initial Term Loan
6.860%, 11/29/2024	749	750

SEI Institutional Managed Trust / Annual Report / September 30, 2019	167

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Windstream Services, LLC (fka Windstream Corporation), Tranche B-6 Term Loan (2016)
10.000%, VAR LIBOR+4.000%, 03/29/2021	$2,069	$2,097
Windstream Services, LLC (fka Windstream Corporation), Tranche B-7 Term Loan
9.250%, VAR LIBOR+3.250%, 02/17/2024	579	582
Woodford Express, LLC, Initial Term Loan
7.044%, 01/27/2025	1,239	1,159

Total Loan Participations (Cost $150,937) ($ Thousands)		144,220

	Shares

COMMON STOCK — 1.4%
21st Century Oncology *(B)(F)	1,533	66
Amplify Energy	81,558	503
Aspect Software, Cl CR1 *(B)	27,500	–
Aspect Software, Cl CR2 *(B)	11,134	–
ATD New Holdings *(B)(D)	1,854	52
Avaya Holdings Corp *	26,453	271
Berry Petroleum Corp	330,510	3,094
Caesars Entertainment Corp *	22,112	258
Cenveo Corp *(D)	38,426	557
CHC Group LLC *	1,075	–
Clear Channel Outdoor Holdings Inc, Cl A *	202,317	510
CUI Acquisition *(B)(D)(E)	3	–
Cumulus Media Inc, Cl A *	70,219	1,021
Global Aviation Holdings Inc, Cl A *(B)	97,655	–
Gymboree *(B)(D)	40,312	20
Hexion Holdings *	157,008	1,766
iHeartMedia Inc *	89,378	1,341
Jupiter Resources *(B)(D)	317,569	476
Knight Energy Services *(B)(D)(F)(M)	1,764	94
Medical Card Systems *(B)	284,758	–
Mmodal *(B)(D)	148,769	1,101
Monitronics International *(B)	213,190	3,279
Nine West FKA Premier Brands (D)	92,548	1,388
Parker Drilling	2,817	53
Parker Drilling Co *	76,272	1,443
Quad/Graphics Inc	166	2
Reichhold Industries *(B)(D)(F)	1,427	1,356
Remington Outdoor Company Inc *(B)(D)(F)	12,794	19
Rue 21 *(D)	1,835	128
SandRidge Energy *	3,760,982	37
TE Holdcorp *(B)	50,160	–
Titan Energy LLC *(D)	22,243	1
UCI International Holdings *(B)(D)(F)	27,268	627
VICI Properties Inc	121,940	2,762

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Vistra Energy Corp	59,194	$1,582

Total Common Stock (Cost $31,676) ($ Thousands)		23,807

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.4%
CHC Group CV to 125.0000
13.239%, 10/01/2020 (B)(J)	$55	14
Cheniere Energy
4.250%, 03/15/2045	615	474
Chesapeake Energy CV to 116.7134
5.500%, 09/15/2026	100	60
Liberty Media CV to 16.7764
3.750%, 02/15/2030	4,052	2,872
Liberty Media CV to 22.94686
4.000%, 11/15/2029	493	355
MagnaChip Semiconductor CV to 121.1387
5.000%, 03/01/2021	300	412
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	1,912	2,556
Oasis Petroleum
2.625%, 09/15/2023	105	78
Tutor Perini
2.875%, 06/15/2021	135	128

Total Convertible Bonds (Cost $6,457) ($ Thousands)		6,949

MUNICIPAL BONDS — 0.4%
Connecticut — 0.2%
Mohegan Tribal, Finance Authority, RB Callable 02/01/2023 @ 100
7.000%, 02/01/2045 (A)	3,540	3,650

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Ser A, GO
5.250%, 07/01/2023 (C)	350	228
5.125%, 07/01/2037 (C)	340	217
5.000%, 07/01/2041 (C)	765	483
Puerto Rico, Electric Power Authority, Ser A, RB
5.000%, 07/01/2042 (C)	135	105
Puerto Rico, Electric Power Authority, Ser AAA, RB
5.250%, 07/01/2025 (C)	190	149
5.250%, 07/01/2027 (C)	245	191
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2026 (C)	390	305

168	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2027 (C)	$320	$250
Puerto Rico, Electric Power Authority, Ser NN, RB
5.500%, 07/01/2020 (C)	390	306
Puerto Rico, Electric Power Authority, Ser TT, RB
5.000%, 07/01/2032 (C)	250	195
Puerto Rico, Electric Power Authority, Ser WW, RB
5.500%, 07/01/2020 (C)	165	130
5.500%, 07/01/2021 (C)	170	133
5.500%, 07/01/2038 (C)	75	59
5.250%, 07/01/2033 (C)	105	82
Puerto Rico, Electric Power Authority, Ser XX, RB
5.250%, 07/01/2035 (C)	60	47

		2,880

Total Municipal Bonds (Cost $6,047) ($ Thousands)		6,530

	Shares

PREFERRED STOCK — 0.3%
21st Century Oncology, 0.000% *(B)(F)	1,943	484
Claire’s Stores, 0.000% *(B)(D)	771	786
Crestwood Equity Partners, 9.250% (K)	177,000	1,634
FHLMC, 0.000% *	16,903	347
FNMA, 0.000% *(D)	24,650	559
MYT Holding, 0.000% *(A)	339,147	312
TE Holdcorp, 0.000% *(B)	87,794	–

Total Preferred Stock (Cost $4,378) ($ Thousands)		4,122

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.0%
Guitar Center, Expires 12/30/2027 Strike Price $–*(B)	12,965	$–
iHeartCommunications, Expires Strike Price *(B)	14,644	190
Jack Cooper Holdings, Expires 04/26/2027 Strike Price $– *(B)	2,496	–
Lion Holding, Expires 12/30/2027 Strike Price $–*(B)	1,575	–
Remington Arms, Expires Strike Price $– *(B)	12,902	–
SandRidge Energy, Expires 10/07/2022 Strike Price $41 *(D)	7,382	–
SandRidge Energy, Expires 10/07/2022 Strike Price $42 *(D)	3,108	–

Total Warrants (Cost $299) ($ Thousands)		190

	Number of Rights

RIGHTS — 0.0%
Texas Competitive Electric Holdings LLC
0.000 ‡‡(D)	218,213	188

Total Rights (Cost $295) ($ Thousands)		188

	Shares

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P.
2.010% **†(L)	1,143	1

Total Affiliated Partnership (Cost $1) ($ Thousands)		1

CASH EQUIVALENT — 5.5%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	90,037,636	90,038

Total Cash Equivalent (Cost $90,038) ($ Thousands)		90,038

Total Investments in Securities — 99.9% (Cost $1,635,562) ($ Thousands)		$1,639,357

SEI Institutional Managed Trust / Annual Report / September 30, 2019	169

SCHEDULE OF INVESTMENTS

September 30, 2019

High Yield Bond Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS HY32 6.215	Buy	5.00%	Quarterly	06/20/2024	$4,579	$(323)	$(263)	$(60)
CDS_HY32_-6.1266Q	Buy	5.00%	Quarterly	06/20/2024	6,767	(477)	(383)	(94)
CDS_HY32_-6.155	Buy	5.00%	Quarterly	06/20/2024	2,257	(159)	(128)	(31)
CDS_HY32_-6.195	Buy	5.00%	Quarterly	06/20/2024	2,252	(159)	(129)	(30)
CDS_HY32_-6.275	Buy	5.00%	Quarterly	06/20/2024	2,049	(145)	(119)	(26)
CDX NA.HY.29 5Y	Sell	5.00%	Quarterly	12/20/2022	(7,014)	448	377	71
CDX.NA.HY.30.5Y	Sell	5.00%	Quarterly	06/20/2023	(2,100)	150	122	28
CDX.NA.HY.31.5Y	Sell	5.00%	Quarterly	12/20/2023	(792)	59	(39)	98

						$(606)	$(562)	$(44)

Percentages are based on Net Assets of $1,641,874 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 6).

‡‡	Expiration date not available.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $933,222 ($ Thousands), representing 56.8% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Security is in default on interest payment.

(D)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $6,999 ($ Thousands) and represented 0.4% of the Net Assets of the Fund (See Note 2).

(E)	Securities considered restricted. The total market value of such securities as of September 30, 2019 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(F)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2019 was $22,452 ($ Thousands) and represented 1.4% of the Net Assets of the Fund.

(G)	Interest rate unavailable.

(H)	Maturity date not available.

(I)	Unsettled bank loan. Interest rate may not be available.

(J)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(K)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $1,634 ($ Thousands), or 0.1% of the net assets (See Note 2).

(L)	This security was purchased with cash collateral held from securities on loan (See Note 10). The total market value of such securities as of September 30, 2019 was $1 ($ Thousands).

(M)	Security, or a portion thereof, is owned through a holding entity, Knight Energy Topco, LLC.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

PIK — Payment-in-Kind

Pty — Proprietary

RB — Revenue Bond

REIT — Real Estate investment Trust

SPX — Standard & Poor’s 500 Index

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Corporate Obligations	–	1,214,481	2,877	1,217,358
Asset-Backed Securities	–	–	145,954	145,954
Loan Participations	–	126,071	18,149	144,220
Common Stock	14,644	2,073	7,090	23,807
Convertible Bonds	–	6,935	14	6,949
Municipal Bonds	–	6,530	–	6,530
Preferred Stock	2,193	659	1,270	4,122
Warrants	–	–	190	190
Rights	–	188	–	188
Affiliated Partnership	–	1	–	1
Cash Equivalent	90,038	–	–	90,038

Total Investments in Securities	106,875	1,356,938	175,544	1,639,357

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	197	–	197
Unrealized Depreciation	–	(241)	–	(241)

Total Other Financial Instruments	–	(44)	–	(44)

*	Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

170	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Convertible Bond	Investments in Common Stock	Investments in Preferred Stock	Investments in Warrants	Investments in Asset-Backed Securities	Investments in Municipal Bonds
Balance as of October 1, 2018	$7,195	$18,137	$55	$6,587	$1,046	$–	$160,025	$5,126
Accrued discounts/premiums	4	(597)	12	–	–	–	187	–
Realized gain/(loss)	(67)	(2,343)	(89)	3,752	780	–	5,192	20
Change in unrealized appreciation/ (depreciation)	120	1,899	37	(1,793)	275	(72)	(5,918)	(42)
Purchases	44	803	–	3,570	170	262	26,547	–
Sales	(39)	(6,672)	(1)	(6,570)	(1,001)	–	(40,079)	(1,495)
Net transfer into Level 3	–	11,648	–	1,649	–	–	–	–
Net transfer out of Level 3	(4,380)	(4,726)	–	(105)	–	–	–	(3,609)

Ending Balance as of
September 30, 2019 (1)	$2,877	$18,149	$14	$7,090	$1,270	$190	$145,954	$–

Changes in unrealized gains/(losses)included in earnings related to securities still held at reporting date	$(2,930)	$2,100	$(69)	$(3,426)	$(804)	$(72)	$(1,568)	$–

(1) Of the $182,074 ($ Thousands) in Level 3 securities as of September 30, 2019, $7,557 ($ Thousands) or 0.5% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$1	$—	$—	$—	$1	1,143	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	70,705	765,344	(746,011)	—	—	90,038	90,037,636	1,532	—

Totals	$70,705	$765,345	$(746,011)	$ -	$ -	$90,039	90,038,779	$1,532	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	171

SCHEDULE OF INVESTMENTS

September 30, 2019

Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER — 43.7%

Banks — 8.7%
Antalis
2.051%, 10/04/2019 (B)	$4,000	$3,999
BNG Bank
1.921%, 10/01/2019 (B)	3,000	3,000
DBS Bank
1.989%, 02/20/2020 (B)	1,000	992
Federation Des Caisses Desjardins
2.419%, 12/10/2019 (A)(B)	2,000	2,001
2.131%, 12/19/2019 (B)	3,000	2,986
MacQuarie Bank
2.329%, 05/07/2020	2,000	2,000
2.239%, 07/07/2020	1,500	1,500
NRW Bank
2.070%, 11/25/2019 (B)	3,000	2,990
UBS AG
2.484%, 12/19/2019 (A)(B)	1,500	1,501
2.320%, 04/24/2020 (A)(B)	1,000	989

		21,958

Financials — 28.1%
Alberta Province
1.987%, 02/21/2020 (A)(B)	4,000	3,968
Australia & New Zealand Banking Group
2.449%, 01/10/2020 (A)(B)	1,500	1,501
Barton Capital
2.162%, 11/26/2019 (B)	1,000	997
Bennington Stark
2.001%, 10/04/2019 (B)	4,000	3,999
BPCE
2.689%, 10/01/2019 (A)(B)	1,500	1,500
CDP Financial
2.551%, 10/28/2019 (B)	3,000	2,995
2.531%, 11/05/2019 (B)	3,000	2,994
Chariot Funding
2.660%, 10/07/2019 (B)	4,000	3,998
CPPIB Capital
2.701%, 03/09/2020 (B)	3,000	2,973
2.552%, 11/07/2019 (B)	3,000	2,993
Crown Point Capital
2.350%, 01/08/2020	3,000	3,001
2.300%, 02/03/2020	1,000	1,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Matchpoint Finance
2.131%, 12/20/2019 (B)	$2,000	$1,991
Mont Blanc Capital
2.471%, 10/04/2019 (B)	2,000	2,000
Nordea Bank
2.675%, 04/27/2020 (B)	2,000	1,977
Ontario Teacher Finance Trust
2.610%, 01/02/2020 (B)	2,500	2,487
2.551%, 10/30/2019 (B)	2,500	2,496
2.151%, 03/23/2020 (B)	2,000	1,981
Province of British Columbia
2.030%, 02/04/2020 (A)(B)	2,000	1,986
Regency Markets
2.001%, 10/04/2019 (B)	3,500	3,499
Schlumberger Holdings
2.101%, 10/04/2019 (B)	2,300	2,299
Shell International
2.076%, 06/30/2020 (B)	1,000	985
Suncorp-Metway
2.641%, 11/25/2019 (B)	1,000	996
2.627%, 11/14/2019 (B)	2,000	1,995
2.338%, 12/16/2019 (B)	3,000	2,986
Thunder Bay Funding
2.122%, 02/03/2020 (B)	2,500	2,483
Toyota Motor Credit
2.352%, 01/07/2020	2,000	2,000
United Health
2.132%, 10/08/2019 (B)	2,300	2,299
Victory Receivables
2.164%, 10/03/2019 (A)(B)	2,500	2,500
2.143%, 10/21/2019 (B)	2,000	1,998

		70,877

Industrials — 6.9%
AutoZone
2.091%, 10/02/2019 (B)	2,300	2,300
Canadian Tire
2.254%, 10/21/2019 (B)	2,300	2,297
Coca-Cola
3.065%, 12/09/2019 (A)(B)	3,000	2,988
2.162%, 05/12/2020 (B)	1,000	988
Hitachi Capital
2.204%, 10/28/2019 (B)	2,300	2,296
National Grid North America
2.223%, 11/08/2019 (B)	2,300	2,294
Nextera Energy Capital
2.235%, 10/29/2019 (B)	2,300	2,296

172	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
Rogers Communications
2.150%, 10/17/2019 (B)	$2,050	$2,048

		17,507

Total Commercial Paper (Cost $110,304) ($ Thousands)		110,342

CORPORATE OBLIGATIONS — 6.6%

Banks — 1.2%
Credit Industriel et Commercial
2.257%, VAR ICE LIBOR USD 1 Month+0.220%, 04/24/2020	1,000	1,000
Skandinaviska Enskilda Banken NY
2.307%, VAR ICE LIBOR USD 1 Month+0.250%, 08/19/2020	2,000	1,999

		2,999

Consumer Discretionary — 1.6%
Jets Stadium Development
2.230%, 04/01/2047 (A)(C)	4,000	4,000

Financials — 3.4%
Bank of Nova Scotia
2.422%, VAR ICE LIBOR USD 1 Month+0.380%, 12/09/2019	4,000	4,002
2.280%, VAR US Federal Funds Effective Rate+0.450%, 10/23/2020	1,000	1,000
Credit Suisse NY
2.120%, VAR United States Secured Overnight Financing Rate+0.300%, 06/19/2020	2,000	2,000
Toronto-Dominion Bank
2.236%, VAR ICE LIBOR USD 3 Month+0.190%, 09/28/2020	1,500	1,500

		8,502

Industrials — 0.4%
Caterpillar Financial Services MTN
2.264%, VAR ICE LIBOR USD 3 Month+0.100%, 06/19/2020	1,000	1,000

Total Corporate Obligations (Cost $16,502) ($ Thousands)		16,501

U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bills
1.842%, 03/12/2020 (B)	1,000	992

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
2.069%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	$1,000	$999

Total U.S. Treasury Obligations (Cost $1,992) ($ Thousands)		1,991

CERTIFICATES OF DEPOSIT — 28.2%
Bank of Montreal
2.449%, 12/10/2019	2,000	2,001
2.445%, 01/17/2020	1,500	1,501
BNP Paribas
2.180%, 12/24/2019	2,000	2,001
Canadian Imperial Bank of Commerce
2.447%, 12/06/2019	1,000	1,001
Chariot Funding
2.179%, 02/05/2020	2,700	2,700
Citibank
2.230%, 12/03/2019	3,000	3,000
2.220%, 01/07/2020	2,000	2,000
Credit Agricole
2.255%, 03/20/2020	1,000	1,000
DNB Bank
2.322%, 10/16/2019	3,000	3,000
ING U.S.
2.452%, 10/04/2019	3,000	3,000
2.294%, 08/20/2020	2,000	1,999
2.276%, 09/23/2020	1,000	1,000
Mizuho Bank NY
2.191%, 11/18/2019	2,000	2,000
MUFG Bank
2.312%, 02/24/2020	1,500	1,500
National Bank Of Canada
2.180%, 12/11/2019	3,000	3,000
Natixis
2.720%, 04/03/2020	2,000	2,007
2.650%, 12/17/2019	2,000	2,002
2.420%, 06/05/2020	1,500	1,501
Rabobank
2.158%, 05/08/2020	2,000	1,999
Royal Bank of Canada
2.990%, 01/09/2020	2,500	2,504
Standard Chartered Bank
2.184%, 10/31/2019	2,500	2,500
Sumitomo Mitsui Trust Bank
2.610%, 10/04/2019	3,000	3,000
2.322%, 02/25/2020	2,000	2,001
2.257%, 02/19/2020	2,000	2,000
Sumitomo Mitsui Banking
2.340%, 10/18/2019	2,500	2,500
2.227%, 02/24/2020	2,000	2,000

SEI Institutional Managed Trust / Annual Report / September 30, 2019	173

SCHEDULE OF INVESTMENTS

September 30, 2019

Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CERTIFICATES OF DEPOSIT (continued)
2.168%, 03/09/2020	$1,000		$1,000
Svenska Handelsbanken
2.374%, 12/19/2019 (A)(B)	2,500		2,501
Toronto-Dominion Bank
2.249%, 06/10/2020	3,000		2,998
2.130%, 07/16/2020	2,000		2,000
Westpac Banking
2.533%, 11/08/2019 (A)	2,000		2,000
2.433%, 11/01/2019 (A)	1,000		1,000
2.327%, 02/03/2020	3,000		3,001
Yankee CD Credit Suisse AG
2.700%, 05/01/2020	2,000		2,008

Total Certificates of Deposit (Cost $71,200) ($ Thousands)			71,225

	Shares

CASH EQUIVALENT — 0.0%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	45,866		46

Total Cash Equivalent (Cost $46) ($ Thousands)			46

	Face Amount (Thousands	)

REPURCHASE AGREEMENTS — 20.7%
Bank of America Securities
2.320%, dated 09/30/2019, to be repurchased on 10/01/2019, repurchase price $24,185,559 (collateralized by GNMA obligation, par value $36,537,863, 2.320%, 06/20/2047; with total market value $24,591,970) (D)	24,184		24,184
TD Securities
2.370%, dated 09/30/2019, to be repurchased on 10/01/2019, repurchase price $28,001,843 (collateralized by FNMA obligation, par value $28,331,664, 2.370%, 05/01/2049; with total market value $28,761,991) (D)	28,000		28,000

Total Repurchase Agreements (Cost $52,184) ($ Thousands)			52,184

Total Investments in Securities — 100.0% (Cost $252,228) ($ Thousands)			$252,289

Percentages are based on Net Assets of $252,291 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $28,435 ($ Thousands), representing 11.3% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Tri-Party Repurchase Agreement.

Cl — Class

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

MTN — Medium Term Note

USD — United States Dollar

VAR — Variable Rate

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Commercial Paper	–	110,342	–	110,342
Corporate Obligations	–	16,501	–	16,501
U.S. Treasury Obligations	–	1,991	–	1,991
Certificates of Deposit	–	71,225	–	71,225
Cash Equivalent	46	–	–	46
Repurchase Agreements	–	52,184	–	52,184

Total Investments in Securities	46	252,243	–	252,289

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

174	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 251	$ 61,443	$ (61,648)	$ -	$ -	$ 46	45,866	$ 2	$ -

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	175

SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Free Conservative Income Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 95.8%

Alaska — 0.2%
Alaska State, Housing Finance, Ser, RB
Callable 10/10/2019 @ 100
1.550%, 12/01/2040 (A)	$300	$300

Arizona — 1.1%
Yavapai County, Industrial Development Authority, Drake Cement Project, Ser A, RB
Callable 10/09/2019 @ 100
1.550%, 09/01/2035 (A)(B)	2,000	2,000

Connecticut — 2.6%
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser A-3, RB
Callable 10/09/2019 @ 100
1.570%, 11/15/2045 (A)	1,150	1,150
Connecticut State, Ser C, GO
Callable 10/09/2019 @ 100
1.690%, 05/15/2034 (A)	3,470	3,470

		4,620

District of Columbia — 2.6%
District of Columbia, Community Connections Real Estate Foundation Project, Ser A, RB
Callable 11/01/2019 @ 100
1.630%, 07/01/2032 (A)(B)	2,300	2,300
District of Columbia, Georgetown University Project, RB
Callable 10/09/2019 @ 100
1.570%, 04/01/2041 (A)(B)	390	390
RBC Municipal Products Trust, Ser 2018-G63, GO
1.610%, 12/01/2023 (A)(B)(C)	2,000	2,000

		4,690

Florida — 8.3%
Escambia County, Health Facilities Authority, Azalea Trace Project, Ser B, RB, AGC
Callable 11/01/2019 @ 100
1.800%, 11/15/2029 (A)	80	80

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Miami-Dade County, Industrial Development Authority, Dave and Mary Alper Jewish Community Center Project, RB
Callable 10/09/2019 @ 100
1.650%, 04/01/2032 (A)(B)	$5,695	$5,695
Miami-Dade County, Water & Sewer, RB
1.350%, 11/06/2019	4,500	4,499
1.300%, 11/06/2019	4,600	4,599

		14,873

Georgia — 1.1%
Monroe County, Development Authority, Oglethorpe Power Project, Ser B, RB
Callable 10/09/2019 @ 100
1.650%, 01/01/2036 (A)(B)	2,000	2,000

Illinois — 3.8%
Illinois State, Finance Authority, YMCA Metropolitan Chicago Project, RB
Callable 10/09/2019 @ 100
1.650%, 06/01/2029 (A)(B)	1,800	1,800
Tender Option Bond Trust Receipts, Ser 2015-XF1043, GO
1.640%, 03/01/2033 (A)(B)(C)	4,250	4,250
Tender Option Bond Trust Receipts, Ser 2017-XG0133, RB
1.620%, 01/04/2020 (A)(C)	760	760

		6,810

Indiana — 0.7%
Elkhart County, Multi-Family Housing Authority, Ashton Pines Apartments Project, Ser A, RB
Callable 10/09/2019 @ 100
1.550%, 09/01/2043 (A)(B)	1,195	1,195

Iowa — 6.2%
Iowa State, Finance Authority, Midwestern Disaster Area Economic Development, CJ Bio America Project, RB
Callable 10/09/2019 @ 100
1.970%, 04/01/2022 (A)(B)	6,300	6,300
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, RB
Callable 11/01/2019 @ 100
1.580%, 09/01/2036 (A)	1,500	1,500
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, Ser B, RB
Callable 10/09/2019 @ 100
1.580%, 05/01/2023 (A)	2,700	2,700

176	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Iowa State, Finance Authority, RB, FNMA/ GNMA/FHLMC
Callable 10/09/2019 @ 100
1.600%, 07/01/2046 (A)	$625	$625

		11,125

Louisiana — 1.1%
Ascension Parish, Industrial Development Board, BASF Project, RB
Callable 11/01/2019 @ 100
1.600%, 10/01/2039 (A)	2,000	2,000

Maryland — 1.2%
Maryland State, Community Development Administration, Department of Housing and Community Development, Crusader Arms Apartments Project, Ser D, RB
Callable 11/01/2019 @ 100
1.650%, 02/01/2041 (A)	1,070	1,070
Maryland State, Economic Development Authority, Academy of Sciences Project, RB
1.660%, 04/01/2033 (A)(B)	1,000	1,000

		2,070

Massachusetts — 0.9%
Boston, Water & Sewer Commission, RB
1.290%, 12/03/2019	1,160	1,160
University of Massachusetts, Building Authority, Ser 1, RB
Callable 10/09/2019 @ 100
1.500%, 11/01/2034 (A)	500	500

		1,660

Michigan — 6.5%
Michigan State, Finance Authority, Ser A-1, RB
4.000%, 08/20/2020	1,000	1,023
Michigan State, Housing Development Authority, Single Family Mortgage Project, Ser, RB
Callable 11/01/2019 @ 100
1.630%, 06/01/2030 (A)	2,800	2,800
Michigan State University, RB
1.360%, 10/04/2019	6,000	6,000
Michigan State University, Ser A, RB
Callable 10/09/2019 @ 100
1.630%, 02/15/2033 (A)	1,800	1,800

		11,623

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Minnesota — 0.6%
University of Minnesota, RB
1.360%, 10/03/2019	$1,000	$1,000

Mississippi — 1.4%
Mississippi State, Business Finance, Ser B, RB
Callable 11/01/2019 @ 100
1.770%, 11/01/2035 (A)	2,000	2,000
Mississippi State, Industrial Developement Authority, Chevron USA Project, Ser G, RB
Callable 11/01/2019 @ 100
1.770%, 11/01/2035 (A)	500	500

		2,500

Missouri — 2.0%
RBC Municipal Products Trust, Ser C-16, RB
1.640%, 09/01/2039 (A)(B)(C)	3,500	3,500

Nebraska — 3.9%
Lincoln, RB
1.320%, 11/06/2019	5,000	4,999
Omaha, Power Distribution, RB
1.370%, 11/06/2019	2,000	2,000

		6,999

New York — 17.2%
Honeoye Falls-Lima, Central School District, GO
2.250%, 06/18/2020	4,773	4,800
New York City, Housing Development Authority, Hewitt House Apartments Project, Ser A, RB
Callable 10/09/2019 @ 100
1.600%, 11/01/2048 (A)(B)	900	900
New York City, Sub-Ser E-5, RB
Callable 10/09/2019 @ 100
1.770%, 03/01/2048 (A)(B)	300	300
New York City, Water & Sewer System, RB
Callable 10/09/2019 @ 100
2.000%, 06/15/2048 (A)	2,600	2,600
New York State, Power Authority, RB
1.310%, 10/03/2019	2,500	2,500
New York State, Thruway Authority, RB
Callable 10/30/2019 @ 100
4.000%, 02/01/2020	3,740	3,746
Oneida County, Industrial Development Agency, Mohawk Valley Community College Dormitory Project, Ser A, RB
Callable 10/09/2019 @ 100
1.630%, 08/01/2038 (A)(B)	1,200	1,200

SEI Institutional Managed Trust / Annual Report / September 30, 2019	177

SCHEDULE OF INVESTMENTS

September 30, 2019

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Oswego County, Industrial Development Agency, O.H. Properties Project, Ser A, RB
Callable 10/09/2019 @ 100
1.830%, 06/01/2024 (A)(B)	$625	$625
RBC Municipal Products Trust, Ser 2018-G5, GO
1.610%, 10/01/2025 (A)(B)(C)	1,900	1,900
Sandy Creek, Central School District, GO
2.250%, 06/26/2020	3,000	3,017
South Jefferson, Central School District, GO
2.250%, 07/09/2020	1,000	1,006
Tender Option Bond Trust Receipts, Ser 2016-XF0499, RB
Callable 11/15/2026 @ 100
1.700%, 11/15/2056 (A)(C)	2,030	2,030
Tender Option Bond Trust Receipts, Ser 2017-XF0550, RB
Callable 02/15/2027 @ 100
1.630%, 02/15/2042 (A)(C)	2,000	2,000
Tonawanda, GO
2.500%, 06/04/2020	2,900	2,918
Watkins Glen, Central School District, GO
2.250%, 06/23/2020	1,300	1,307

		30,849

Ohio — 8.9%
Akron Bath Copley Joint Township Hospital District, Ser B-R, RB
Callable 10/09/2019 @ 100
1.620%, 11/15/2047 (A)(B)(C)	1,000	1,000
Berea, GO
3.000%, 03/12/2020	3,445	3,468
Belmont County, RB
2.000%, 08/27/2020	1,000	1,004
Garfield Heights, GO
2.750%, 06/18/2020	750	757
Hamilton County, HealthCare Facilities Authority, Children’s Home Project, RB
Callable 10/09/2019 @ 100
1.580%, 03/01/2033 (A)(B)	800	800
Lakewood, Income Tax Revenue Notes, RB
3.000%, 03/26/2020	3,000	3,023
Lorain County, GO
3.000%, 02/07/2020	2,400	2,414
Miamisburg, GO
3.000%, 06/24/2020	1,000	1,011
Parma Heights, GO
2.500%, 04/09/2020	735	739
Parma, RB
2.500%, 07/23/2020	1,800	1,814

		16,030

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Pennsylvania — 0.4%
Montgomery County, Industrial Development Authority, Acts Retirement Life Communities, RB, AGC
Callable 11/01/2019 @ 100
1.800%, 11/15/2029 (A)	$195	$195
Philadelphia, Gas Works Authority, Ser D, RB
Callable 11/01/2019 @ 100
1.570%, 08/01/2031 (A)(B)	600	600

		795

Tennessee — 4.8%
Clarksville, Public Building Authority, Pooled Financing, RB
Callable 11/01/2019 @ 100
1.640%, 06/01/2029 (A)(B)	2,800	2,800
Memphis, RB
1.360%, 10/03/2019	2,000	2,000
Nashville & Davidson County, RB
1.350%, 11/04/2019	1,900	1,899
Shelby County, Health Educational & Housing Facilities Authority, Providence Place Apartments Project, RB
Callable 10/10/2019 @ 100
1.550%, 12/15/2042 (A)(B)	2,000	2,000

		8,699

Texas — 16.4%
Dallas, Rapid Transit, RB
1.400%, 12/12/2019	1,000	1,000
Garland, RB
1.360%, 10/17/2019	2,000	2,000
Harris County, Cultural Education Facilities Finance, Sub-Ser C-1, RB
Callable 10/09/2019 @ 100
1.750%, 12/01/2024 (A)	2,455	2,455
Harris County, Health Facilities Development Authority, Methodist Hospital System Project, RB
Callable 10/09/2019 @ 100
1.750%, 12/01/2041 (A)	900	900
Harris County, Toll Authority, RB
1.360%, 12/11/2019	7,500	7,497
New Braunfels, RB
1.320%, 12/04/2019	1,000	1,000
Port Arthur, Navigation District, Industrial Development, RB
Callable 12/02/2019 @ 100
1.600%, 03/01/2042 (A)	1,500	1,500

178	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Port Arthur, Navigation District, Industrial Development, Total Petrochemicals Project, RB
Callable 12/02/2019 @ 100
1.600%, 03/01/2039 (A)	$5,300	$5,300
Port Arthur, Navigation District, Industrial Development, Total Petrochemicals Project, Ser A, RB
Callable 11/01/2019 @ 100
1.600%, 12/01/2040 (A)	1,000	1,000
San Antonio, Electric & Gas, RB
1.350%, 02/05/2020	1,500	1,500
Tarrant County, Cultural Education Facilities Finance, Ser R, GO
Callable 10/09/2019 @ 100
0.140%, 10/01/2041 (A)(B)	700	700
Texas State, Veterans Bonds, GO
Callable 11/01/2019 @ 100
1.620%, 12/01/2047 (A)	2,530	2,530
University of Texas, RB
1.290%, 05/27/2020	2,000	1,997

		29,379

Utah — 2.5%
Utah State, Power Agency, RB
1.400%, 10/02/2019	4,500	4,500

Wisconsin — 1.4%
Oshkosh, Industrial Development Authority, Oshkosh Coil Spring Project, Ser A, AMT, RB
Callable 10/09/2019 @ 100
1.750%, 12/01/2020 (A)(B)	420	420
Wisconsin State, Housing & Economic Development Authority, Ser C, RB
Callable 10/09/2019 @ 100
1.650%, 05/01/2046 (A)	2,000	2,000

		2,420

Total Municipal Bonds (Cost $171,633) ($ Thousands)		171,637

TAX-EXEMPT COMMERCIAL PAPER — 4.8%
Harris County, Cultural Education Facilities Finance
1.680%, 11/05/2019	3,000	3,000
Minneapolis, University Gateway Project
1.580%, 12/01/2040	500	500
San Antonio
1.520%, 10/02/2019	2,000	2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

TAX-EXEMPT COMMERCIAL PAPER (continued)
University of Massachusetts
1.550%, 10/23/2019	$3,000	$3,000

Total Tax-Exempt Commercial Paper (Cost $8,500) ($ Thousands)		8,500

Total Investments in Securities — 100.6% (Cost $180,133) ($ Thousands)		$180,137

Percentages are based on Net Assets of $179,095 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $17,440
($ Thousands), representing 9.7% of the Net Assets of the Fund.

AGC — Assured Guaranty Corporation

AMT — Alternative Minimum Tax

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

RB — Revenue Bond

As of September 30, 2019, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	179

SCHEDULE OF INVESTMENTS

September 30, 2019

Real Return Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.6%
U.S. Treasury Inflation Protected Securities
1.125%, 01/15/2021	$18,116	$18,167
0.625%, 07/15/2021	19,238	19,297
0.625%, 04/15/2023	21,970	22,143
0.625%, 01/15/2024	21,783	22,112
0.500%, 04/15/2024	15,697	15,885
0.375%, 07/15/2023	21,845	21,968
0.125%, 04/15/2021	23,029	22,774
0.125%, 01/15/2022	21,247	21,035
0.125%, 04/15/2022	22,436	22,200
0.125%, 07/15/2022	21,919	21,817
0.125%, 01/15/2023	22,021	21,829
0.125%, 07/15/2024	21,638	21,611

Total U.S. Treasury Obligations (Cost $250,936) ($ Thousands)		250,838

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	892,401	$892

Total Cash Equivalent (Cost $892) ($ Thousands)		892

Total Investments in Securities — 100.0% (Cost $251,828) ($ Thousands)		$251,730

Percentages are based on Net Assets of $251,735 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

U.S. Treasury Obligations	–	250,838	–	250,838
Cash Equivalent	892	–	–	892

Total Investments in Securities	892	250,838	–	251,730

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains

SEI Daily Income Trust, Government Fund, Cl F	$101	$24,187	$(23,396)	$—	$—	$892	892,401	$25	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

180	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.0%

Communication Services — 9.7%
Alphabet Inc, Cl A *	1.4%	9,069	$11,075
Alphabet Inc, Cl C *	1.4	9,193	11,206
AT&T Inc	1.1	221,103	8,367
Comcast Corp, Cl A	0.8	137,180	6,184
Facebook Inc, Cl A *	1.6	72,871	12,977
Netflix Inc *	0.4	13,220	3,538
Verizon Communications Inc	1.0	125,298	7,563
Walt Disney Co/The	0.9	54,750	7,135
Other Securities	1.1		9,451

			77,496

Consumer Discretionary — 9.5%
Amazon.com Inc, Cl A *	2.8	12,636	21,935
Home Depot Inc/The	1.0	33,182	7,699
McDonald’s Corp	0.6	23,107	4,961
NIKE Inc, Cl B	0.5	38,238	3,591
Other Securities	4.6		37,603

			75,789

Consumer Staples — 7.1%
Coca-Cola Co/The	0.8	116,282	6,330
Costco Wholesale Corp	0.5	13,276	3,825
PepsiCo Inc	0.7	42,440	5,819
Philip Morris International Inc	0.4	47,337	3,594
Procter & Gamble Co/The	1.2	76,009	9,454
Walmart Inc	0.6	43,276	5,136
Other Securities	2.9		22,695

			56,853

Energy — 4.3%
Chevron Corp	0.9	57,726	6,846
Exxon Mobil Corp	1.1	128,200	9,052
Other Securities	2.3		17,932

			33,830

Financials — 12.1%
Bank of America Corp	0.9	254,745	7,431
Berkshire Hathaway Inc, Cl B *	1.6	59,430	12,363
Citigroup Inc	0.6	68,645	4,742
JPMorgan Chase & Co	1.4	96,817	11,394
Wells Fargo & Co	0.8	121,333	6,120

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	6.8%		$54,508

			96,558

Health Care — 12.9%
Abbott Laboratories	0.6	53,424	4,470
Amgen Inc, Cl A	0.4	18,163	3,515
Johnson & Johnson	1.3	80,044	10,356
Medtronic PLC	0.6	40,541	4,404
Merck & Co Inc	0.8	77,466	6,521
Pfizer Inc	0.8	168,157	6,042
Thermo Fisher Scientific Inc	0.4	12,111	3,528
UnitedHealth Group Inc	0.8	28,811	6,261
Other Securities	7.2		57,241

			102,338

Industrials — 8.8%
Boeing Co/The	0.8	16,209	6,167
Honeywell International Inc	0.5	21,752	3,680
Union Pacific Corp	0.4	21,519	3,486
Other Securities	7.1		56,544

			69,877

Information Technology — 20.6%
Accenture PLC, Cl A	0.5	19,248	3,702
Adobe Inc *	0.5	14,764	4,079
Apple Inc	3.6	128,830	28,854
Cisco Systems Inc	0.8	128,572	6,353
Intel Corp	0.9	134,197	6,915
International Business Machines Corp	0.5	26,768	3,893
Mastercard Inc, Cl A	0.9	26,982	7,328
Microsoft Corp	4.0	231,596	32,199
Oracle Corp, Cl B	0.5	66,933	3,683
PayPal Holdings Inc *	0.5	35,585	3,686
salesforce.com Inc *	0.5	26,672	3,959
Texas Instruments Inc	0.5	28,411	3,672
Visa Inc, Cl A	1.1	52,332	9,002
Other Securities	5.8		46,993

			164,318

Materials — 2.6%
Other Securities	2.6		20,443

Real Estate — 3.0%
Other Securities ‡	3.0		24,002

Utilities — 3.4%
NextEra Energy Inc	0.4	14,898	3,471
Other Securities	3.0		23,273

			26,744

Total Common Stock (Cost $508,657) ($ Thousands)			748,248

SEI Institutional Managed Trust / Annual Report / September 30, 2019	181

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

September 30, 2019

Dynamic Asset Allocation Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 4.0%
SPDR S&P 500 ETF Trust (A)	4.0%	107,624	$31,939

Total Exchange Traded Fund (Cost $29,022) ($ Thousands)			31,939

Total Investments in Securities — 98.0% (Cost $537,679)($ Thousands)			$780,187

		Contracts

PURCHASED SWAPTION*(B) — 0.3%
Total Purchased Swaption (Cost $2,357) ($ Thousands)		864,868,000	$2,093

A list of the open OTC swaption contracts held by the Fund at September 30, 2019 is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.3%

Call Swaption — 0.3%
CMS One Look*	Bank of America Merrill Lynch	864,868,000	$0.14	07/17/2021	$2,093

Total Purchased Swaption					$2,093

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	59	Dec-2019	$ 8,859	$ 8,787	$ (72)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/09/20	USD	3,394	SAR	12,738	$2
Bank of America	01/09/20	USD	1,663	SAR	6,238	—
Bank of America	01/09/20	SAR	166,457	USD	44,271	(112)
Barclays PLC	10/10/19	USD	120,513	JPY	12,932,210	(759)
Citigroup	10/10/19	EUR	1,761	USD	1,919	(3)
JPMorgan Chase Bank	10/10/19	USD	48,188	EUR	42,883	(1,400)
JPMorgan Chase Bank	10/10/19	EUR	140,632	USD	160,100	6,663
RBC	10/10/19	USD	3,252	JPY	351,252	1
RBC	10/10/19	EUR	5,712	USD	6,405	172
Standard Chartered	10/10/19	EUR	2,519	USD	2,788	40
Standard Chartered	10/10/19	USD	2,526	JPY	272,718	—
Standard Chartered	10/10/19	JPY	799,316	USD	7,544	142

						$4,746

182	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Percentages are based on a Net Assets of $796,335 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. As of September 30, 2019.

(B)	Refer to table below for details on Swaption Contracts.

Cl — Class

ETF — Exchange-Traded Fund

EUR — Euro

JPY — Japanese Yen

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR — Saudi Riyal

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	748,248	–	–	748,248
Exchange Traded Fund	31,939	–	–	31,939

Total Investments in Securities	780,187	–	–	780,187

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Swaption	–	2,093	–	2,093
Futures Contracts*
Unrealized Depreciation	(72)	–	–	(72)
Forwards Contracts*
Unrealized Appreciation	–	7,020	–	7,020
Unrealized Depreciation	–	(2,274)	–	(2,274)

Total Other Financial Instruments	(72)	6,839	–	6,767

* Futures contracts and forward contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	183

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund

Sector weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 21.0%

Communication Services — 3.8%
Cars.com Inc *	84,099	$755
Clear Channel Outdoor Holdings Inc, Cl A *	7,401	19
Cumulus Media Inc, Cl A *	5,075	74
DISH Network Corp, Cl A *	116,542	3,970
iHeartMedia Inc *(K)	5,524	83
Intelsat SA *	198,780	4,532
SES SA, Cl A	112,021	2,042
Sprint Corp *	185,601	1,145
Take-Two Interactive Software Inc, Cl A *	33,922	4,252
Zayo Group Holdings Inc *	38,309	1,299

		18,171

Consumer Discretionary — 2.9%
American Axle & Manufacturing Holdings Inc *	109,307	898
Bloomin’ Brands Inc	20,821	394
Brunswick Corp/DE	4,042	211
Callaway Golf Co	11,415	222
Cenveo Corp *(A)	2,777	40
Extended Stay America Inc	21,315	312
Foot Locker Inc, Cl A	59,091	2,550
G-III Apparel Group Ltd *	38,894	1,002
Monitronics International *(B)(C)	18,437	284
Urban Outfitters Inc *	116,335	3,268
William Lyon Homes, Cl A *(D)	107,279	2,184
Wyndham Hotels & Resorts Inc (D)	34,913	1,806
Wynn Resorts Ltd	7,226	786

		13,957

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Consumer Staples — 0.6%
Cott Corp	86,599	$1,080
Tyson Foods Inc, Cl A (D)	20,866	1,797

		2,877

Energy — 0.3%
Apache Corp	31,196	799
Carrizo Oil & Gas Inc *	10,807	93
Jupiter Resources *(A)(B)	24,396	37
Parker Drilling	158	3
Parker Drilling Co *	4,256	80
Tidewater Inc *	14,102	213

		1,225

Financials — 1.4%
Aurora Capital (B)	7,183	—
Brookfield Asset Management Inc, Cl A	21,352	1,134
Genworth Financial Inc, Cl A *	64,782	285
SunTrust Banks Inc	43,171	2,970
Texas Capital Bancshares Inc *	44,673	2,441

		6,830

Health Care — 4.3%
Allergan PLC	37,756	6,354
Celgene Corp, Cl A *	78,852	7,830
Centene Corp *	25,781	1,115
Exact Sciences Corp *	3,146	284
Genomic Health Inc *	34,735	2,356
Pacific Biosciences of California Inc *	12,762	66
Pfizer Inc	7,747	278
Spark Therapeutics Inc *	14,961	1,451
WellCare Health Plans Inc *	191	50
Wright Medical Group NV *	57,978	1,196

		20,980

Industrials — 1.5%
Builders FirstSource Inc *(D)	102,113	2,101
BWX Technologies Inc, Cl W (D)	35,425	2,027
Milacron Holdings Corp *	66,695	1,112
Senior PLC	303,012	700
WABCO Holdings Inc *	9,775	1,307

		7,247

Information Technology — 3.2%
Acacia Communications Inc *	32,696	2,138
Avaya Holdings Corp *	12,266	126
Cypress Semiconductor Corp	33,264	776
FireEye Inc *	105,092	1,402
First Solar Inc *	12,747	740
II-VI Inc *	84	3
Mellanox Technologies Ltd *	60,885	6,672
Mmodal *(A)(B)	6,952	51

184	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Presidio Inc	1,954	$33
Symantec Corp, Cl A	15,666	370
Tenable Holdings *	12,421	278
Verra Mobility Corp, Cl A *	43,675	627
Vishay Intertechnology Inc (D)	120,093	2,033

		15,249

Materials — 2.4%
Allegheny Technologies Inc *(D)	78,782	1,595
Axalta Coating Systems Ltd *	20,461	617
Constellium SE, Cl A *(D)	156,397	1,988
Graphic Packaging Holding Co	281,446	4,151
Hexion Holdings *	9,735	110
Ingevity Corp *(D)	23,579	2,000
Norbord Inc	52,887	1,269
Warrior Met Coal Inc	3,162	62

		11,792

Real Estate — 0.2%
RLJ Lodging Trust ‡	46,247	786

Utilities — 0.4%
Clearway Energy Inc, Cl C (D)	117,188	2,139

Total Common Stock (Cost $98,061) ($ Thousands)		101,253

REGISTERED INVESTMENT COMPANIES — 14.6%
AQR Managed Futures Strategy HV Fund, Cl I *	539,169	4,486
ASG Managed Futures Strategy Fund, Cl Y	502,355	5,139
Merger Fund/The, Cl L	3,557,703	60,588

Total Registered Investment Companies (Cost $66,370) ($ Thousands)		70,213

EXCHANGE TRADED FUND — 10.3%
BlackRock Global Long/Short Credit Fund	4,906,067	49,797

Total Exchange Traded Fund (Cost $51,979) ($ Thousands)		49,797

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 8.0%

Communication Services — 1.0%
CCO Holdings
5.375%, 06/01/2029 (E)	$115	122
5.125%, 05/01/2027 (E)	110	115

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Clear Channel Worldwide Holdings (Escrow Security)
0.000%, 03/01/2021 (B)(K)	$1,046	$–
Diamond Sports Group
6.625%, 08/15/2027 (E)	105	109
5.375%, 08/15/2026 (E)	210	218
Digicel
6.000%, 04/15/2021 (E)	135	95
Digicel Group
6.750%, 03/01/2023 (E)	230	109
Digicel Group One
8.250%, 12/30/2022 (E)	30	18
DISH DBS
5.875%, 11/15/2024	235	233
Frontier Communications
10.500%, 09/15/2022	125	58
7.125%, 01/15/2023	205	90
6.875%, 01/15/2025	85	38
Inmarsat Finance
6.500%, 10/01/2024 (E)	344	361
4.875%, 05/15/2022 (E)	822	832
Intelsat Jackson Holdings
9.750%, 07/15/2025 (E)	310	324
Intelsat Luxembourg
8.125%, 06/01/2023	30	25
McClatchy
9.000%, 07/15/2026	400	377
Netflix
5.875%, 02/15/2025	205	225
Salem Media Group
6.750%, 06/01/2024 (E)	335	290
Sirius XM Radio
5.500%, 07/01/2029 (E)	115	123
Sprint
7.875%, 09/15/2023	165	181
7.125%, 06/15/2024	100	108
Telecom Italia
5.303%, 05/30/2024 (E)	85	92
Telecom Italia Capital
6.000%, 09/30/2034	215	229
T-Mobile USA
5.375%, 04/15/2027	15	16
4.750%, 02/01/2028	310	325
Windstream Services
10.500%, 06/30/2024 (E)(F)	55	30
9.000%, 06/30/2025 (E)(F)	40	22

		4,765

Consumer Discretionary — 1.1%
Altice Financing
7.500%, 05/15/2026 (E)	210	223

SEI Institutional Managed Trust / Annual Report / September 30, 2019	185

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Altice France
7.375%, 05/01/2026 (E)	$210	$225
CBS Radio
7.250%, 11/01/2024 (E)	125	129
Cengage Learning
9.500%, 06/15/2024 (E)	235	215
CSC Holdings
7.500%, 04/01/2028 (E)	65	73
6.500%, 02/01/2029 (E)	165	184
5.750%, 01/15/2030 (E)	270	282
Cumulus Media New Holdings
6.750%, 07/01/2026 (E)	140	147
Delphi Technologies
5.000%, 10/01/2025 (E)	235	208
Diamond Resorts International
10.750%, 09/01/2024 (E)	280	288
Getty Images
9.750%, 03/01/2027 (E)	175	177
Golden Entertainment
7.625%, 04/15/2026 (E)	130	135
Guitar Center
13.000%, 04/15/2022 (E)	622	491
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (E)	110	105
Hilton Domestic Operating
4.250%, 09/01/2024	105	107
iHeartCommunications
8.375%, 05/01/2027	49	53
6.375%, 05/01/2026	27	29
5.250%, 08/15/2027 (E)(K)	25	26
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (B)	208	207
Jacobs Entertainment
7.875%, 02/01/2024 (E)	115	123
JC Penney
6.375%, 10/15/2036	305	98
KFC Holding
5.250%, 06/01/2026 (E)	150	159
McGraw-Hill Global Education Holdings
7.875%, 05/15/2024 (E)	50	43
Monitronics International
9.125%, 04/01/2020 (F)	495	–
Penn National Gaming
5.625%, 01/15/2027 (E)	165	170
Silversea Cruise Finance
7.250%, 02/01/2025 (E)	135	144
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (E)	455	447
Urban One
7.375%, 04/15/2022 (E)	450	439

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ziggo BV
5.500%, 01/15/2027 (E)	$155	$161

		5,088

Consumer Staples — 0.2%
FAGE International
5.625%, 08/15/2026 (E)	10	9
New Albertsons
8.700%, 05/01/2030	100	105
Post Holdings
5.625%, 01/15/2028 (E)	135	143
Rite Aid
7.700%, 02/15/2027	215	113
6.875%, 12/15/2028 (E)	70	34
6.125%, 04/01/2023 (E)	345	274
Vector Group
10.500%, 11/01/2026 (E)	160	163
6.125%, 02/01/2025 (E)	225	216

		1,057

Energy — 1.0%
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	75	86
5.125%, 06/30/2027	80	87
Chesapeake Energy
7.500%, 10/01/2026	100	68
CNX Midstream Partners
6.500%, 03/15/2026 (E)	245	226
Crestwood Midstream Partners
5.750%, 04/01/2025	220	226
EnLink Midstream
5.375%, 06/01/2029	195	186
Extraction Oil & Gas
5.625%, 02/01/2026 (E)	270	165
KCA Deutag UK Finance
9.875%, 04/01/2022 (E)	160	101
9.625%, 04/01/2023 (E)	100	63
Noble Holding International
8.950%, 04/01/2045	180	86
7.750%, 01/15/2024	110	72
Petrobras Global Finance
8.750%, 05/23/2026	354	453
Petrobras Global Finance BV
6.900%, 03/19/2049	362	415
Petroleos de Venezuela
6.000%, 10/28/2022 (A)(F)	367	22
Petroleos Mexicanos
7.690%, 01/23/2050	609	635
3.500%, 01/30/2023	440	440
Petroleos Mexicanos MTN
4.625%, 09/21/2023	204	210

186	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pride International
7.875%, 08/15/2040		$50	$25
Rowan
5.850%, 01/15/2044		325	140
5.400%, 12/01/2042		55	23
Saudi Arabian Oil MTN
3.500%, 04/16/2029 (E)		200	209
SemGroup
6.375%, 03/15/2025		267	276
5.625%, 07/15/2022		381	387
Transocean
6.800%, 03/15/2038		290	178
USA Compression Partners
6.875%, 09/01/2027 (E)		215	222

			5,001

Financials — 2.1%
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%, 12/15/2167		285	297
BCD Acquisition
9.625%, 09/15/2023 (E)		140	143
Citigroup Global Markets Holdings MTN
11.373%, 10/15/2019 (G)	NGN	303,741	838
17.011%, 10/21/2019 (E)(G)	UAH	21,431	884
11.713%, 10/28/2019 (E)(G)	NGN	263,034	722
13.220%, 12/03/2019 (E)(G)		149,396	406
17.832%, 01/09/2020 (E)(G)	EGP	14,751	870
16.155%, 03/19/2020 (E)(G)		20,352	1,166
Freedom Mortgage
8.250%, 04/15/2025 (E)		$315	289
8.125%, 11/15/2024 (E)		150	138
FS Energy & Power Fund
7.500%, 08/15/2023 (E)		205	207
GTCR AP Finance
8.000%, 05/15/2027 (E)		225	231
HSBC Bank MTN
16.750%, 11/07/2019 (E)(G)	EGP	13,650	826
ICBC Standard Bank MTN
17.965%, 10/18/2019 (E)(G)	UAH	12,540	512
JPMorgan Chase
5.150%, VAR ICE LIBOR USD 3 Month+3.250%, 11/01/2167		$220	227
JPMorgan Chase Bank MTN
16.000%, 06/13/2022 (E)	EGP	6,149	392
16.951%, 07/09/2020 (E)(G)		6,981	384
Nationstar Mortgage Holdings
9.125%, 07/15/2026 (E)		$190	202
Refinitiv US Holdings
6.250%, 05/15/2026 (E)		153	164
Springleaf Finance
7.125%, 03/15/2026		150	166

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.875%, 03/15/2025	$290	$320
VTB Bank Via VTB Capital
6.950%, 10/17/2022	453	482
WeWork
7.875%, 05/01/2025 (E)	295	250

		10,116

Health Care — 0.4%
Air Medical Group Holdings
6.375%, 05/15/2023 (E)	355	309
Bausch Health Americas
9.250%, 04/01/2026 (E)	250	284
Centene
4.750%, 01/15/2025	165	169
Encompass Health
4.750%, 02/01/2030	50	50
4.500%, 02/01/2028	50	51
Endo
6.000%, 07/15/2023 (E)	188	115
Endo Finance
5.375%, 01/15/2023 (E)	75	46
HCA
5.875%, 02/01/2029	160	180
IQVIA
5.000%, 05/15/2027 (E)	175	183
Par Pharmaceutical
7.500%, 04/01/2027 (E)	55	51
Tenet Healthcare
6.250%, 02/01/2027 (E)	285	297
5.125%, 11/01/2027 (E)	165	170

		1,905

Industrials — 0.6%
Global A&T Electronics
8.500%, 01/12/2023	644	603
Icahn Enterprises
6.250%, 02/01/2022	145	149
4.750%, 09/15/2024 (E)	70	70
New Enterprise Stone & Lime
6.250%, 03/15/2026 (E)	220	225
Titan International
6.500%, 11/30/2023	105	83
TransDigm
6.250%, 03/15/2026 (E)	175	188
Triumph Group
7.750%, 08/15/2025	250	252
Tutor Perini
6.875%, 05/01/2025 (E)	315	306
United Rentals North America
6.500%, 12/15/2026	250	272
Vertiv Group
9.250%, 10/15/2024 (E)	160	154

SEI Institutional Managed Trust / Annual Report / September 30, 2019	187

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Weekley Homes
6.625%, 08/15/2025	$385	$386

		2,688

Information Technology — 0.3%
CommScope Finance
8.250%, 03/01/2027 (E)	260	253
6.000%, 03/01/2026 (E)	215	223
CommScope Technologies
6.000%, 06/15/2025 (E)	40	36
Rackspace Hosting
8.625%, 11/15/2024 (E)	570	524
Symantec
5.000%, 04/15/2025 (E)	200	202

		1,238

Materials — 0.9%
Allegheny Technologies
7.875%, 08/15/2023	145	157
Alpha 3 BV
6.250%, 02/01/2025 (E)	100	101
Baffinland Iron Mines
8.750%, 07/15/2026 (E)	205	210
CENVO Corp (Escrow Security)
0.000%, 09/15/2022 (A)(B)(C)	505	7
Cornerstone Chemical
6.750%, 08/15/2024 (E)	415	383
Eldorado
9.500%, 06/01/2024 (E)	165	178
First Quantum Minerals
7.500%, 04/01/2025 (E)	455	447
7.250%, 04/01/2023 (E)	35	35
7.000%, 02/15/2021 (E)	47	47
FMG Resources August 2006 Pty
4.500%, 09/15/2027 (E)	220	215
Freeport-McMoRan
5.450%, 03/15/2043	245	220
5.250%, 09/01/2029	45	45
5.000%, 09/01/2027	25	25
Hexion
7.875%, 07/15/2027 (E)	225	221
LSB Industries
9.625%, 05/01/2023 (E)	450	475
Mineral Resources
8.125%, 05/01/2027 (E)	325	335
Mountain Province Diamonds
8.000%, 12/15/2022 (E)	170	166
New Gold
6.375%, 05/15/2025 (E)	125	117
6.250%, 11/15/2022 (E)	115	115
Northwest Acquisitions ULC
7.125%, 11/01/2022 (E)	440	259

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Rain CII Carbon
7.250%, 04/01/2025 (E)		$545	$520
Starfruit Finco BV
8.000%, 10/01/2026 (E)		165	165

			4,443

Real Estate — 0.1%
Iron Mountain
4.875%, 09/15/2029 (E)		225	228
Uniti Group
7.125%, 12/15/2024 (E)		50	44
6.000%, 04/15/2023 (E)		230	222

			494

Utilities — 0.3%
Eskom Holdings SOC
5.750%, 01/26/2021		400	403
Eskom Holdings SOC MTN
8.450%, 08/10/2028		595	654
NRG Energy
7.250%, 05/15/2026		155	170
5.250%, 06/15/2029 (E)		20	21
Vistra Operations
5.500%, 09/01/2026 (E)		260	272

			1,520

Total Corporate Obligations (Cost $38,745) ($ Thousands)			38,315

SOVEREIGN DEBT — 5.0%
Argentina Treasury Bill
0.000%, 07/29/2020 (G)	ARS	12,929	111
0.000%, 10/29/2020 (G)		8,883	70
Argentine Republic Government International Bond
5.625%, 01/26/2022		$54	23
3.875%, 01/15/2022	EUR	400	175
3.380%, 4.740%, 03/31/2029, 12/31/2038 (H)		1,319	546
Bahrain Government International Bond
7.000%, 01/26/2026		$400	449
Ecuador Government International Bond
10.750%, 03/28/2022		263	286
9.500%, 03/27/2030 (E)		360	365
7.875%, 03/27/2025 (E)		496	495
El Salvador Government International Bond
7.125%, 01/20/2050		252	256
MDC-GMTN BV MTN
4.500%, 11/07/2028		200	230
Nigeria Government International Bond
9.248%, 01/21/2049		247	276

188	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
7.625%, 11/21/2025		$263	$288
Paraguay Government International Bond
4.625%, 01/25/2023		733	771
Republic of Poland Government Bond
2.750%, 10/25/2029	PLN	6,355	1,691
Republic of South Africa Government Bond
10.500%, 12/21/2026	ZAR	30,726	2,261
Republic of South Africa Government International Bond
5.500%, 03/09/2020		$1,158	1,170
Russian Federal Bond - OFZ
7.400%, 07/17/2024	RUB	86,465	1,370
7.250%, 05/10/2034		494,477	7,696
Russian Foreign Bond - Eurobond
5.000%, 04/29/2020		$300	305
4.500%, 04/04/2022		1,000	1,054
Saudi Government International Bond
5.250%, 01/16/2050		387	482
Turkey Government International Bond
7.000%, 06/05/2020		1,286	1,316
6.350%, 08/10/2024		667	679
5.750%, 05/11/2047		729	635
5.625%, 03/30/2021		215	221
Ukraine Government International Bond
7.375%, 09/25/2032		800	803

Total Sovereign Debt (Cost $24,623) ($ Thousands)			24,024

LOAN PARTICIPATIONS — 2.4%
84 Lumber, 1st Lien
7.268%, 10/25/2023		130	130
Academy, LTD., Initial Term Loan, 1st Lien
6.100%, VAR LIBOR+4.000%, 07/01/2022		570	397
Affinity Game, Term Loan 2, 1st Lien
5.294%, 07/01/2023		235	227
Affinity Game, Term Loan 2, 2nd Lien
10.362%, 01/31/2025		300	286
AgroFresh, Term Loan, 1st Lien
7.366%, 07/31/2021		78	72
7.008%, 07/31/2021		—	1
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.307%, VAR LIBOR+3.250%, 04/28/2022		251	235
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
9.624%, VAR LIBOR+4.250%, 09/02/2024 (I)		419	367

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Aptos, 1st Lien
7.696%, 07/23/2025	$149	$146
BMC Software Finance, Inc., Term Loan, 1st Lien
6.294%, 10/02/2025	129	124
Boardriders, Inc., Initial Loan, 1st Lien
8.624%, 04/23/2024	128	122
Bright BIDCO BV, Term Loan B, 1st Lien
5.544%, 06/30/2024	22	11
Bright Bidco, Term Loan, 1st Lien
5.604%, 06/30/2024	104	49
5.544%, 06/30/2024	28	13
Caesars Resort Collection LLC, Term Loan B, 1st Lien
4.794%, VAR LIBOR+2.750%, 12/23/2024	124	123
Carestream Health, Inc., Extended Term Loan, 1st Lien
7.794%, 02/28/2021	399	380
Cengage Learning, Inc., 2016 Refinancing Term Loan, 1st Lien
6.294%, VAR LIBOR+4.250%, 06/07/2023	416	393
Cenveo Corporation, Exit Term Loan
11.067%, 06/07/2023	—	—
Cenveo Corporation, Exit Term Loan, 1st Lien
11.563%, 06/07/2023 (B)(I)	304	303
Checkers Drive-In, Term Loan, 1st Lien
6.380%, 04/25/2024	117	76
ConvergeOne Holdings, Corp., Initial Term Loan
7.044%, 01/04/2026 (I)	269	241
East Valley Tourist Development Authority , Term Loan, 1st Lien
10.064%, VAR LIBOR+8.000%, 09/30/2020 (B)	128	126
ELO Touch Solutions, Term Loan B, 1st Lien
8.528%, 12/14/2025	175	174
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
5.794%, 10/10/2025	574	467
EPIC Y-Grade Services, LP, Term Loan, 1st Lien
7.535%, 06/13/2024	237	229
Forterra Finance, LLC, Replacement Term Loan, 1st Lien
5.044%, VAR LIBOR+3.000%, 10/25/2023	96	91
Glass Mountain, Term Loan B, 1st Lien
7.120%, 12/23/2024	69	65
Hoffmaster Group, Term Loan B, 1st Lien
6.330%, 11/21/2023 (B)	151	149

SEI Institutional Managed Trust / Annual Report / September 30, 2019	189

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Horseshoe Baltimore, Cov-Lite, Term Loan B, 1st Lien
6.044%, 07/08/2024	$211	$202
Inteliquent, Term Loan, 1st Lien
6.830%, 02/10/2024	30	25
Lanai Holdings II, Inc., Initial Term Loan, 1st Lien
7.006%, 08/29/2022 (I)	444	410
Leap Legal Software, Term Loan B, 1st Lien
6.820%, 09/12/2022 (B)	294	198
6.773%, 09/12/2022 (B)	100	67
Libbey Glass, 1st Lien
5.042%, 04/09/2021 (B)	101	79
Lifescan Global Corporation, Initial Term Loan, 1st Lien
8.660%, 10/01/2024 (I)	598	538
Mashantucket (Western) Pequot Tribe, Term A Loan, 1st Lien
5.544%, VAR LIBOR+3.750%, 06/30/2020 (B	3	3
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
10.169%, VAR LIBOR+8.125%, 06/30/2020 (B)	575	571
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
8.340%, 05/08/2025 (B)	158	155
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
6.044%, VAR LIBOR+4.000%, 05/04/2022	291	273
Misys Ltd, Term Loan B, 1st Lien
5.696%, VAR LIBOR+3.500%, 06/13/2024	191	185
Mohegan Tribal Gaming Authority, Term B Loan, 1st Lien
6.044%, VAR LIBOR+4.000%, 10/13/2023 (I)	102	94
Monitronics International
8.604%, 03/29/2024	170	156
Nine West Holdings Inc., Term Loan, 1st Lien
10.156%, 03/19/2024	60	59
Ortho-Clinical Diagnostics, Inc., Term Loan B, 1st Lien
5.563%, 06/30/2025	134	129
Patterson Companies, Term Loan B, 1st Lien
7.008%, 08/29/2022	1	1
Peak, Term Loan B, 1st Lien
5.604%, 08/01/2024	453	390
Polymer Additives, Inc., Closing Date Term Loan
8.124%, 07/31/2025 (B)	76	65

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Polymer Process Soluions, Term Loan, 1st Lien
8.039%, 04/30/2026	$219	$215
Rackspace Hosting, Inc., Term B Loan
5.287%, 11/03/2023	209	191
Radio One, Inc., Initial Term Loan
6.050%, VAR LIBOR+4.000%, 04/18/2023	111	107
Red Lobster Management LLC, Initial Term Loan, 1st Lien
7.294%, 07/28/2021 (B)	144	142
Revlon Consumer Products Corporation, Initial Term B Loan
5.624%, VAR LIBOR+3.500%, 09/07/2023 (I)	491	375
5.604%, VAR LIBOR+3.500%, 09/07/2023	1	1
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term Loan, 1st Lien
8.057%, 06/19/2026	185	182
Syniverse Holdings, Inc., Tranche C Term Loan
7.028%, VAR LIBOR+5.000%, 03/09/2023 (I)	502	471
Team Health Holdings, Inc., Initial Term Loan
4.794%, VAR LIBOR+2.750%, 02/06/2024	664	545
Thor Industries, Inc., Initial USD Term Loan
5.875%, 02/01/2026	110	107
Vida Capital, Term Loan
0.000%, 12/31/2049 (I)	200	197
Windstream Services, LLC (fka Windstream Corporation), Tranche B-6 Term Loan (2016)
10.000%, VAR LIBOR+4.000%, 03/29/2021	516	523
Windstream Services, LLC (fka Windstream Corporation), Tranche B-7 Term Loan
9.250%, VAR LIBOR+3.250%, 02/17/2024	50	50

Total Loan Participations (Cost $12,330) ($ Thousands)		11,703

MUNICIPAL BONDS — 0.8%

Puerto Rico — 0.8%
Commonwealth of Puerto Rico, Ser A, GO
5.000%, 07/01/2020 (F)	5	3
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035 (F)	5,010	3,012

190	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Commonwealth of Puerto Rico, Ser A, GO
Callable 07/01/2022 @ 100
5.500%, 07/01/2026 (F)	$5	$3
5.500%, 07/01/2039 (F)	325	213
5.250%, 07/01/2023 (F)	30	20
5.125%, 07/01/2037 (F)	20	13
5.000%, 07/01/2032 (F)	5	3
5.000%, 07/01/2041 (F)	705	445
Commonwealth of Puerto Rico, Ser B, GO
4.250%, 07/01/2019 (F)	5	3
Commonwealth of Puerto Rico, Ser B, GO
4.400%, 07/01/2020 (F)	10	6
Commonwealth of Puerto Rico, Ser C, GO
6.000%, 07/01/2032 (F)	5	4
Commonwealth of Puerto Rico, Ser C, GO
Callable 07/01/2021 @ 100
6.500%, 07/01/2040 (F)	5	4
Commonwealth of Puerto Rico, Ser E, GO
Callable 07/01/2021 @ 100
5.375%, 07/01/2030 (F)	5	4
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2 RB
Callable 07/01/2028 @ 100
4.784%, 07/01/2058	11	11
4.329%, 07/01/2040	32	33
Puerto Rico, Electric Power Authority, Ser A, RB
Callable 07/01/2022 @ 100
5.000%, 07/01/2042 (F)	15	12
Puerto Rico, Electric Power Authority, Ser AAA, RB
Callable 07/01/2020 @ 100
5.250%, 07/01/2021 (F)	10	8
5.250%, 07/01/2025 (F)	15	12
5.250%, 07/01/2027 (F)	20	15
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2026 (F)	35	27
Puerto Rico, Electric Power Authority, Ser CCC, RB
Callable 07/01/2020 @ 100
5.250%, 07/01/2027 (F)	30	23
5.250%, 07/01/2028 (F)	5	4
Puerto Rico, Electric Power Authority, Ser NN, RB
5.500%, 07/01/2020 (F)	35	28
Puerto Rico, Electric Power Authority, Ser TT, RB
5.000%, 07/01/2023 (F)	10	8
5.000%, 07/01/2032 (F)	25	19
Puerto Rico, Electric Power Authority, Ser WW, RB
5.500%, 07/01/2020 (F)	15	12

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
5.500%, 07/01/2021 (F)	$15	$12
5.500%, 07/01/2038 (F)	5	4
5.250%, 07/01/2033 (F)	20	15
Puerto Rico, Electric Power Authority, Ser XX, RB
5.250%, 07/01/2035 (F)	5	4
Puerto Rico, Electric Power Authority, Ser XX, RB
Callable 07/01/2020 @ 100
5.250%, 07/01/2040 (F)	30	23

Total Municipal Bonds (Cost $3,363) ($ Thousands)		4,003

ASSET-BACKED SECURITIES — 0.3%

Other Asset-Backed Securities — 0.3%
CIFC Funding, Ser 2018-4RA, Cl C
5.503%, VAR ICE LIBOR USD 3 Month+3.200%, 10/17/2030 (E)	250	242
Octagon Investment Partners 43, Ser 2019- 1A, Cl D
5.991%, VAR ICE LIBOR USD 3 Month+3.900%, 10/25/2032 (E)	250	250
OHA Credit Funding 4, Ser 2019-4A, Cl D
5.686%, VAR ICE LIBOR USD 3 Month+3.750%, 10/22/2032 (E)	250	250
THL Credit Wind River CLO, Ser 2017-2A, Cl DR
4.903%, VAR ICE LIBOR USD 3 Month+2.600%, 10/15/2027 (E)	250	244
Tryon Park CLO, Ser 2018-1A, Cl CR
5.003%, VAR ICE LIBOR USD 3 Month+2.700%, 04/15/2029 (E)	250	241
Venture XVII CLO, Ser 2018-17A, Cl DRR
5.123%, VAR ICE LIBOR USD 3 Month+2.820%, 04/15/2027 (E)	200	190

Total Asset-Backed Securities (Cost $1,446) ($ Thousands)		1,417

	Shares

PREFERRED STOCK — 0.2%

Financials — 0.2%
FHLMC, 8.375% *	31,741	415
FNMA, 8.250% *	30,312	405

		820

Real Estate — 0.0%
Colony Capital, 7.150% ‡	9,135	211

SEI Institutional Managed Trust / Annual Report / September 30, 2019	191

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund (Continued)

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Total Preferred Stock (Cost $559) ($ Thousands)		$1,031

	Face Amount (Thousands)

CONVERTIBLE BONDS — 0.2%
Liberty Media CV to 16.7764
3.750%, 02/15/2030	$554	392
Liberty Media CV to 22.94686
4.000%, 11/15/2029	369	265
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (C)	230	308

Total Convertible Bonds (Cost $930) ($ Thousands)		965

MORTGAGE-BACKED SECURITY — 0.0%

Non-Agency Mortgage-Backed Obligations — 0.0%
CHT Mortgage Trust, Ser CSMO, Cl F
5.769%, VAR ICE LIBOR USD 1
Month+3.741%, 11/15/2036 (B)(E)	175	176

Total Mortgage-Backed Security (Cost $174) ($ Thousands)		176

	Number of Warrants

WARRANT — 0.0%
Guitar Center, Expires 12/30/2027
Strike Price $– *(B)	1,360	—

Total Warrant (Cost $—) ($ Thousands)		—

	Shares

CASH EQUIVALENTS — 32.1%
Morgan Stanley Institutional Liquidity Fund Government Portfolio
1.850% **	182,500	183
Morgan Stanley Institutional Liquidity Fund Prime Portfolio
2.540% **	182,298	182
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio
1.820% **	182,500	183
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio,
Cl I 1.850% **	254,268	254

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENTS (continued)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio
2.540% **	182,340	$182
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	153,542,609	153,543

Total Cash Equivalents (Cost $154,527) ($ Thousands)		154,527

Total Investments in Securities — 94.9% (Cost $453,107) ($ Thousands)		$457,424

COMMON STOCK SOLD SHORT— (8.9)%

Communication Services — (0.8)%
AT&T Inc	(21,354)	(808)
Boingo Wireless Inc *	(13,643)	(152)
Cinemark Holdings Inc	(1,555)	(60)
Netflix Inc *	(775)	(207)
T-Mobile US Inc *	(18,293)	(1,441)
Verizon Communications Inc	(13,271)	(801)
Yelp Inc, Cl A *	(17,374)	(604)

		(4,073)

Consumer Discretionary — (0.9)%
Boot Barn Holdings Inc *	(5,143)	(179)
Canada Goose Holdings Inc *	(13,415)	(590)
Career Education Corp *	(4,873)	(77)
CarMax Inc *	(11,656)	(1,026)
Etsy Inc *	(12,255)	(692)
iRobot Corp *	(6,795)	(419)
Service Corp International/US	(8,472)	(405)
Sleep Number Corp *	(16,333)	(675)
Strategic Education Inc	(556)	(76)
Tesla Inc *	(954)	(230)

		(4,369)

Consumer Staples — (0.4)%
Clorox Co/The	(2,354)	(357)
Energizer Holdings Inc	(9,936)	(433)
Hostess Brands Inc, Cl A *	(37,877)	(530)
Walmart Inc	(6,992)	(830)

		(2,150)

Energy — 0.0%
Callon Petroleum Co *	(7,002)	(30)

192	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)

Financials — (1.2)%
Ashmore Group PLC	(72,054)	$(449)
BB&T Corp	(61,853)	(3,301)
Brookfield Asset Management Inc, Cl A	(21,352)	(1,134)
Canadian Imperial Bank of Commerce	(2,993)	(247)
Laurentian Bank of Canada	(6,884)	(234)
Royal Bank of Canada	(2,993)	(243)

		(5,608)

Health Care — (1.8)%
AbbVie Inc	(32,757)	(2,480)
Align Technology Inc *	(3,652)	(661)
Bristol-Myers Squibb Co	(78,825)	(3,997)
Demant A/S *	(20,168)	(517)
iRhythm Technologies Inc *	(10,565)	(783)

		(8,438)

Industrials — (2.6)%
Advanced Disposal Services Inc *	(60,190)	(1,960)
ArcBest Corp	(21,293)	(648)
Armstrong World Industries Inc	(8,188)	(792)
Axon Enterprise Inc *	(16,030)	(910)
Caterpillar Inc, Cl A	(3,168)	(400)
Deere & Co	(7,399)	(1,248)
Delta Air Lines Inc, Cl A	(3,877)	(223)
Generac Holdings Inc *	(14,366)	(1,126)
Genesee & Wyoming Inc, Cl A *	(494)	(55)
Graco Inc	(20,873)	(961)
Hillenbrand Inc	(10,727)	(331)
Kadant Inc	(2,015)	(177)
PACCAR Inc	(21,858)	(1,530)
Robert Half International Inc	(21,196)	(1,180)
Watsco Inc	(4,879)	(826)

		(12,367)

Information Technology — (0.6)%
Inphi Corp *	(3,318)	(203)
Lam Research Corp	(1,741)	(402)
Nuance Communications Inc *	(59,706)	(974)
Qorvo Inc *	(5,340)	(396)
Skyworks Solutions Inc	(7,489)	(593)
Teradyne Inc	(3,447)	(200)

		(2,768)

Materials — (0.5)%
Avery Dennison Corp	(6,710)	(762)
Fortescue Metals Group Ltd	(81,022)	(481)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
International Flavors & Fragrances Inc	(8,901)	$(1,092)

		(2,335)

Real Estate — (0.1)%
Lamar Advertising Co, Cl A	(5,271)	(432)

Total Common Stock Sold Short (Proceeds $41,377) ($ Thousands)		(42,570)

EXCHANGE TRADED FUNDS SOLD SHORT — (0.7)%

Exchange Traded Fund — (0.7)%
SPDR S&P 500 ETF Trust	(8,866)	(2,631)
VanEck Vectors Semiconductor ETF	(5,516)	(657)

Total Exchange Traded Funds Sold Short (Proceeds $3,320) ($ Thousands)		(3,288)

Total Investments Sold Short — (9.6)% (Proceeds $44,697) ($ Thousands)		$(45,858)

	Contracts

PURCHASED OPTIONS* — 0.1%
Total Purchased Options (J) (Cost $782) ($ Thousands)	5,488	$585

PURCHASED SWAPTIONS* — 0.0%
Total Purchased Swaptions (J) (Premiums Received $19) ($ Thousands)	3,387,400	$2

WRITTEN OPTIONS* — 0.0%
Total Written Options (J) (Premiums Received $278) ($ Thousands)	(342)	$(194)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	193

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund (Continued)

A list of the open exchange traded options contracts for the Fund at September 30, 2019, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.1%

Put Options
AbbVie*	76	$576	$70.00	11/16/19	$9
Acacia Communications*	19	124	65.00	01/18/20	2
Acacia Communications*	104	680	65.00	02/22/20	21
Acacia Communications*	73	477	55.00	02/22/20	–
Allergan*	129	2,171	125.00	11/16/19	2
Allergan*	19	320	130.00	01/18/20	1
Allergan*	40	673	125.00	02/22/20	4
Allergan*	38	640	150.00	11/16/19	4
Allergan*	69	1,161	120.00	02/22/20	1
Allergan*	120	2,019	140.00	11/16/19	6
Allergan*	38	640	115.00	02/22/20	2
Allergan*	19	320	110.00	12/21/19	–
Allergan*	6	101	120.00	12/21/19	–
Allergan*	1	17	120.00	11/16/19	–
Allergan*	21	353	130.00	11/16/19	–
Allergan*	1	17	155.00	10/19/19	–
Allergan*	1	17	152.50	10/19/19	–
BB&T*	57	304	50.00	12/21/19	6
CBS*	53	214	40.00	01/18/20	12
Celgene*	590	5,859	85.00	10/19/19	11
iShares iBoxx High Yield Corporate Bond ETF*	243	2,118	85.00	11/16/19	8
Medidata Solutions Inc*	2	18	90.00	01/18/20	–
Mellanox Technologies*	108	1,184	100.00	01/18/20	27
Mylan*	84	166	20.00	10/19/19	9
October 19 Puts on SPX*	6	1,786	2,860.00	10/19/19	1
October 19 Puts on SPX*	5	1,488	2,870.00	10/19/19	1
October 19 Puts on SPX*	56	16,670	3,000.00	10/19/19	161
October 19 Puts on SPX*	40	11,907	2,950.00	10/19/19	78
October 19 Puts on SPX*	5	1,488	2,970.00	10/19/19	7
October 19 Puts on SPX*	19	5,656	2,960.00	10/19/19	38
October 19 Puts on SPX*	6	1,786	2,970.00	10/19/19	14
October 19 Puts on SPX*	20	5,953	2,750.00	10/19/19	3
October 19 Puts on SPX*	50	14,884	2,900.00	10/19/19	11
October 19 Puts on SPX*	8	2,381	2,790.00	10/19/19	2
October 19 Puts on SPX*	19	5,656	2,800.00	10/19/19	5
Raytheon*	23	451	185.00	11/16/19	8
Shutterfly Inc*	83	423	50.00	12/21/19	–
Sotheby’s*	34	194	55.00	10/19/19	–
Teva Pharmaceutical Industries*	80	55	7.00	10/19/19	3
Teva Pharmaceutical Industries*	75	52	5.00	10/19/19	–
Teva Pharmaceutical Industries*	94	65	6.00	10/19/19	1
Tribune Media Co*	63	294	45.00	01/18/20	–
United Technologies*	76	1,038	125.00	10/19/19	3
United Technologies*	38	519	125.00	11/16/19	6
VanEck Vectors Semiconductor ETF*	71	846	104.00	10/19/19	2
VanEck Vectors Semiconductor ETF*	166	1,978	108.00	10/19/19	7
VanEck Vectors Semiconductor ETF*	34	405	98.00	10/19/19	1
VanEck Vectors Semiconductor ETF*	81	965	96.00	10/19/19	1
VanEck Vectors Semiconductor ETF*	100	1,191	99.00	10/19/19	1
VanEck Vectors Semiconductor ETF*	75	894	106.00	10/19/19	2
VanEck Vectors Semiconductor ETF*	14	167	112.00	10/19/19	–

194	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS (continued)
Versum Materials Inc*	6	$32	$50.00	12/21/19	$–
Versum Materials Inc*	46	243	45.00	12/21/19	–

		99,636			481

Call Options
Axalta Coating Systems*	130	392	31.00	11/16/19	16
Axalta Coating Systems*	76	229	31.00	10/19/19	5
Centene*	62	268	50.00	10/19/19	–
Centene*	114	493	45.00	10/19/19	7
Denbury Resources Inc*	11	1	2.50	01/18/20	–
Exact Sciences*	15	136	99.00	10/19/19	1
Exact Sciences*	5	45	105.00	10/19/19	–
Exact Sciences*	53	479	110.00	10/19/19	2
Exact Sciences*	8	72	102.00	10/19/19	–
Exact Sciences*	4	36	98.00	10/19/19	–
Exact Sciences*	46	416	100.00	10/19/19	3
Exact Sciences*	4	36	101.00	10/19/19	–
Exact Sciences*	34	307	95.00	10/19/19	7
Exact Sciences*	17	154	104.00	10/19/19	–
Exact Sciences*	20	181	97.00	10/19/19	3
Exact Sciences*	13	118	103.00	10/19/19	1
Pivotal Software*	343	512	15.00	10/19/19	1
Pivotal Software*	86	128	15.00	03/21/20	1
Pivotal Software*	343	512	15.00	12/21/19	2
SPDR S&P 500 ETF Trust*	25	742	306.00	10/19/19	–
SPDR S&P 500 ETF Trust*	50	1,484	302.50	10/19/19	1
SPDR S&P 500 ETF Trust*	37	1,098	304.00	10/19/19	1
SPDR S&P 500 ETF Trust*	50	1,484	303.00	10/19/19	2
SPDR S&P 500 ETF Trust*	50	1,484	300.00	10/19/19	7
Sprint*	47	29	6.00	11/16/19	2
Sprint*	315	194	6.00	10/19/19	10
Symantec*	8	19	23.50	10/19/19	1
Symantec*	125	295	24.00	10/19/19	5
Symantec*	93	220	21.00	10/19/19	26

		11,564			104

Total Purchased Options		$111,200			$585

WRITTEN OPTIONS — 0.0%

Put Options
Mellanox Technologies*	(108)	$(1,183)	90.00	01/18/20	$(22)
October 19 Puts on SPX*	(10)	(2,977)	2,920.00	10/19/19	(3)
October 19 Puts on SPX*	(12)	(3,572)	2,930.00	10/19/19	(6)
October 19 Puts on SPX*	(10)	(2,977)	2,870.00	10/19/19	(6)
October 19 Puts on SPX*	(12)	(3,572)	2,920.00	10/19/19	(15)
October 19 Puts on SPX*	(28)	(8,335)	2,850.00	10/19/19	(16)
October 19 Puts on SPX*	(38)	(11,312)	2,880.00	10/19/19	(32)
October 19 Puts on SPX*	(24)	(7,144)	2,900.00	10/19/19	(22)
October 19 Puts on SPX*	(100)	(29,767)	2,950.00	10/19/19	(72)

Total Written Options		$(70,839)			$(194)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	195

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund (Continued)

A list of the open OTC Swaption contracts held by the Fund at September 30, 2019 is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTIONS — 0.0%

Put Swaptions — 0.0%
October 19 Put Option on JPM*	JPMorgan Chase Bank	1,872,400	$104.00	10/19/2019	$1
October 19 Put Option on JPM*	JPMorgan Chase Bank	1,515,000	$104.00	10/19/2019	1

Total Purchased Swaptions					$2

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
S&P 500 Index E-MINI	(6)	Dec-2019	$(903)	$(894)	$9
U.S. Long Treasury Bond	4	Dec-2019	659	649	(10)

			$(244)	$(245)	$(1)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/02/19	USD	2,236	BRL	9,288	$(6)
Barclays PLC	10/16/19	TRY	4,360	USD	754	(14)
Barclays PLC	12/13/19	EUR	83	USD	92	1
Barclays PLC	12/13/19	AUD	395	USD	272	5
Barclays PLC	12/18/19	USD	37	EUR	33	(1)
Barclays PLC	12/18/19	USD	42	PLN	164	(1)
Barclays PLC	12/18/19	EUR	580	USD	645	9
Barclays PLC	12/18/19	ZAR	34,653	USD	2,307	45
Deutsche Bank	12/18/19	USD	119	EUR	107	(1)
Deutsche Bank	12/18/19	USD	653	IDR	9,297,455	(4)
Deutsche Bank	12/18/19	PLN	7,103	USD	1,813	39
Deutsche Bank	12/18/19	ZAR	10,923	USD	732	19
Deutsche Bank	12/18/19	IDR	50,594,626	USD	3,553	21
JPMorgan Chase Bank	11/04/19	USD	2,227	BRL	9,288	(2)
JPMorgan Chase Bank	12/18/19	USD	477	RUB	30,949	(5)
JPMorgan Chase Bank	12/18/19	ZAR	1,361	USD	91	2
JPMorgan Chase Bank	12/18/19	RUB	130,108	USD	1,969	(15)
Merrill Lynch	12/18/19	EUR	848	USD	939	9
Merrill Lynch	12/18/19	RUB	160,777	USD	2,424	(28)
Morgan Stanley	10/16/19	USD	749	TRY	4,360	19
Morgan Stanley	12/18/19	RUB	186,775	USD	2,815	(33)

						$59

196	SEI Institutional Managed Trust / Annual Report / September 30, 2019

A list of the open OTC swap agreements held by the Fund at September 30, 2019 is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	Indonesia Government	3 MONTH USD - LIBOR +	INDONESIA GOVERNMENT
Merrill Lynch	Bond	60 BPS	8.125% 05/15/2024	Semi-Annually	06/22/2020	USD	3,779,723	$11	$–	$11
Bank of America	Indonesia Treasury Bond	3 MONTH USD - LIBOR	INDONESIA GOVERNMENT
Merrill Lynch			8.125% 5/15/2024	Quarterly	04/20/2020	IDR	18,070,626	4	–	4
Deutsche Bank	Egypt Treasury Bill	3-MONTH USD - LIBOR	EGYPT TREASURY BILL
			0% 11/12/19	Annually	11/12/2019	EGP	9,493	608	582	26
Deutsche Bank	Indonesia Government	3 MONTH USD - LIBOR +	INDONESIA GOVERNMENT
	Bond	60 BPS	8.125% 05/15/2024	Semi-Annually	05/15/2024	USD	5,111,625	13	–	13
Deutsche Bank	Indonesia Government	3 MONTH USD - LIBOR +	INDONESIA GOVERNMENT
	Bond	60 BPS	7.375% 05/15/2048	Semi-Annually	05/15/2048	USD	11,482,214	(21)	–	(21)
Deutsche Bank	Indonesia Treasury Bond	3 MONTH USD - LIBOR	INDONESIA GOVERNMENT
			8.25% 6/15/2032	Semi-Annually	06/15/2032	USD	20,078,517	27	–	27
Morgan Stanley	Buckeye Partners LP	BUCKEYE PARTNERS LP	ICAP US Federal Funds
			Rate	Annually	07/07/2021	USD	(3,066)	(2)	–	(2)
Morgan Stanley	Cobham PLC	COBHAM PLC	1-MONTH USD - LIBOR	Annually	08/19/2021	GBP	(62)	(2)	–	(2)
Morgan Stanley	Energy Transfer	ENERGY TRANSFER	ICAP US Federal Funds
			Rate	Monthly	09/23/2021	USD	126	5	–	5
Morgan Stanley	Genesee & Wyoming	GENESEE & WYOMING INC	ICAP US Federal Funds
			Rate	Monthly	09/26/2021	USD	484	–	–	–
Morgan Stanley	Kinder Morgan	BCAMARKETPLACE(L)	ICAP US Federal Funds
			Rate	Annually	08/23/2021	CAD	(1,114)	16	–	16
Morgan Stanley	London Stock Exchange	LONDON STOCK
		EXCHANGE	1-MONTH USD - LIBOR	Annually	09/12/2021	GBP	(172)	2	–	2
Morgan Stanley	Merlin Entertainment	MERLINENTERTAINMENTL	1-MONTH USD - LIBOR	Annually	09/05/2021	GBP	(299)	2	–	2
Morgan Stanley	Nvidia Corp	NVIDIA CORP	ICAP US Federal Funds
			Rate	Monthly	09/06/2021	USD	39	2	–	2
Morgan Stanley	Pembina Pipeline	PEMBINA PIPELINE	ICAP US Federal Funds
			Rate	Monthly	08/17/2021	CAD	1,367	(10)	–	(10)
Morgan Stanley	Semgroup Corp	SEMGROUP CORP	ICAP US Federal Funds
			Rate	Annually	09/23/2021	USD	(218)	(5)	–	(5)

								$650	$582	$68

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019 is as follows:

Credit Default Swaps

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	$228	$(16)	$(13)	$(3)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	460	(33)	(26)	(7)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	678	(48)	(38)	(10)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	525	(37)	(25)	(12)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	223	(16)	(13)	(3)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	431	(30)	(21)	(9)
CDX.NA.HY.32	Buy	5.00%	Quarterly	06/20/2024	203	(14)	(12)	(2)
Mexico	Buy	1.00%	Quarterly	06/20/2023	1,596	(10)	(1)	(9)
Mexico	Buy	1.00%	Quarterly	12/20/2023	1,057	(3)	12	(15)
Mexico	Buy	1.00%	Quarterly	12/20/2023	458	(2)	4	(6)
Republic of Korea	Buy	1.00%	Quarterly	06/20/2024	1,345	(43)	(41)	(2)
Republic of South Africa	Buy	1.00%	Quarterly	06/20/2022	1,140	8	31	(23)
Republic of South Africa	Sell	1.00%	Quarterly	12/20/2022	(632)	(7)	(8)	1
Republic of South Africa	Buy	1.00%	Quarterly	12/20/2022	87	1	2	(1)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	197

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Strategy Alternative Fund (Concluded)

Credit Default Swaps

Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Republic of South Africa	Buy	1.00%	Quarterly	06/20/2024	$3,318	$117	$132	$(15)
Republic of Turkey	Sell	1.00%	Quarterly	12/20/2022	(654)	(38)	(18)	(20)
Republic of Turkey	Buy	1.00%	Quarterly	06/20/2024	1,709	174	155	19
Russia	Sell	1.00%	Quarterly	06/20/2024	(2,838)	28	(40)	68

						$31	$80	$(49)

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
0.8595%	6-MONTH GBP - LIBOR	Semi-Annually	03/18/2070	GBP	1,302	$(104)	$–	$(104)
China 7-Day Reverse Repo Rate	2.8975%	Quarterly	12/18/2024	CNY	8,083	–	–	–
China 7-Day Reverse Repo Rate	2.90%	Quarterly	12/18/2024	CNY	8,076	–	–	–
China 7-Day Reverse Repo Rate	2.813%	Quarterly	12/18/2024	CNY	11,117	(6)	–	(6)

						$(110)	$–	$(110)

Percentages are based on Net Assets of $481,950 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $157 ($ Thousands) and represented 0.0% of the Net Assets of the Fund (See Note 2).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2019 was $291 ($ Thousands) and represented 0.1% of the Net Assets of the Fund.

(D)	Security, or a portion thereof, has been pledged as collateral on securities sold short.

(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $28,238 ($ Thousands), representing 5.9% of the Net Assets of the Fund.

(F)	Security is in default on interest payment.

(G)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(H)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(I)	Unsettled bank loan. Interest rate may not be available. (J) Refer to table below for details on Options Contracts.

(K)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
Cl	— Class
CLO	— Collateralized Loan Obligation
CNY	— Chinese Yuan Onshore
CV	— Convertible Security
EGP	— Egyptian Pound
ETF	— Exchange-Traded Fund
EUR	— Euro
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GBP	— British Pound Sterling
GO	— General Obligation
ICE—	Intercontinental Exchange
IDR	— Indonesian Rupiah
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
Ltd.	— Limited
MTN	— Medium Term Note
NGN	— Nigerian Naira
PLC	— Public Limited Company
PLN	— Polish Zloty
Pty	— Proprietary
RB	— Revenue Bond
RUB	— Russian Ruble
S&P—	Standard & Poor’s
SPDR	— Standard & Poor’s Depository Receipt
SPX	— Standard & Poor’s 500 Index
TRY	— Turkish Lira
UAH	— Ukrainian Hryvnia
ULC	— Unlimited Liability Company
USD	— U.S. Dollar
VAR	— Variable Rate
ZAR	— South African Rand

198	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	100,881	–	372	101,253
Registered Investment Companies	70,213	–	–	70,213
Exchange Traded Fund	49,797	–	–	49,797
Corporate Obligations	–	38,101	214	38,315
Sovereign Debt	–	24,024	–	24,024
Loan Participations	–	9,924	1,779	11,703
Municipal Bonds	–	4,003	–	4,003
Asset-Backed Securities	–	1,417	–	1,417
Preferred Stock	1,031	–	–	1,031
Convertible Bonds	–	965	–	965
Mortgage-Backed Security	–	–	176	176
Warrant	–	–	–	–
Cash Equivalents	154,527	–	–	154,527

Total Investments in Securities	376,449	78,434	2,541	457,424

Securities Sold Short
Common Stock	(42,570)	–	–	(42,570)
Exchange Traded Fund	(3,288)	–	–	(3,288)

Total Securities Sold Short	(45,858)	–	–	(45,858)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	585	–	–	585
Purchased Swaptions	–	2	–	2
Written Options	(194)	–	–	(194)
Futures Contracts*
Unrealized Appreciation	9	–	–	9
Unrealized Depreciation	(10)	–	–	(10)
Forwards Contracts*
Unrealized Appreciation	–	169	–	169
Unrealized Depreciation	–	(110)	–	(110)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	108	–	108
Unrealized Depreciation	–	(40)	–	(40)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	88	–	88
Unrealized Depreciation	–	(137)	–	(137)
Interest Rate Swaps*
Unrealized Depreciation	–	(110)	–	(110)

Total Other Financial Instruments	390	(30)	–	360

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Institutional Managed Trust Long/Short Alternative Fund, Cl Y	$32,435	$–	$(31,342)	$(207)	$(886)	$–	–	$550	$860
SEI Daily Income Trust, Government Fund, Cl F	107,257	649,259	(602,973)	–	–	153,543	153,542,609	2,464	–

Totals	$139,692	$649,259	$(634,315)	$(207)	$(886)	$153,543	153,542,609	$3,014	$860

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	199

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 49.5%
U.S. Treasury Bills
2.424%, 10/10/2019 (A)(B)	$28,584	$28,571
2.424%, 10/31/2019 (B)	80,870	80,751
2.419%, 10/17/2019 (A)(B)	1,198	1,197
2.418%, 10/03/2019 (A)(B)	28,584	28,581
2.409%, 10/24/2019 (B)	80,870	80,777
2.409%, 11/07/2019 (B)	4,963	4,954
2.281%, 12/05/2019 (B)	8,941	8,912
2.163%, 12/12/2019 (A)(B)	26,746	26,651
2.153%, 12/19/2019 (A)(B)	42,343	42,183
2.097%, 01/09/2020 (B)	98,581	98,088
2.056%, 01/30/2020 (A)(B)	173,624	172,585
2.051%, 12/26/2019 (A)(B)	27,240	27,124
2.031%, 01/16/2020 (A)(B)(G)	191,877	190,857
2.031%, 01/23/2020 (A)(B)	94,553	94,016
1.908%, 02/13/2020 (A)(B)	25,624	25,454
1.857%, 02/20/2020 (A)(B)	108	107
1.842%, 03/12/2020 (A)(B)	3,959	3,927
1.811%, 04/02/2020 (A)(B)	28,584	28,325
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	1,561	2,090
3.625%, 04/15/2028	1,586	2,033
3.375%, 04/15/2032	2,168	2,988
2.500%, 01/15/2029	2,218	2,676
2.375%, 01/15/2025	3,361	3,738
2.375%, 01/15/2027	1,908	2,202
2.125%, 02/15/2040	1,781	2,356
2.125%, 02/15/2041	2,929	3,910
2.000%, 01/15/2026	1,939	2,150
1.750%, 01/15/2028	1,193	1,339
1.375%, 01/15/2020	2,816	2,807
1.375%, 02/15/2044	1,101	1,311
1.250%, 07/15/2020	3,358	3,371
1.125%, 01/15/2021	2,149	2,155
1.000%, 02/15/2046	3,248	3,595
0.875%, 01/15/2029	30,123	31,946

Description	Face Amount (Thousands)		Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.750%, 07/15/2028		$33,127	$34,755
0.750%, 02/15/2042		1,646	1,731
0.750%, 02/15/2045		817	853
0.625%, 07/15/2021		3,620	3,631
0.625%, 04/15/2023		90,645	91,359
0.625%, 01/15/2024		3,629	3,684
0.625%, 01/15/2026		15,009	15,375
0.625%, 02/15/2043		3,069	3,127
0.500%, 04/15/2024		71,357	72,212
0.500%, 01/15/2028		26,701	27,293
0.375%, 07/15/2023		1,103	1,109
0.375%, 07/15/2025		26,399	26,730
0.375%, 01/15/2027		27,191	27,472
0.375%, 07/15/2027		21,963	22,292
0.250%, 01/15/2025		20,582	20,623
0.250%, 07/15/2029		8,827	8,894
0.125%, 04/15/2021		2,165	2,141
0.125%, 01/15/2022		1,927	1,908
0.125%, 04/15/2022		2,110	2,088
0.125%, 07/15/2022		2,176	2,166
0.125%, 01/15/2023		1,834	1,818
0.125%, 07/15/2024		24,204	24,174
0.125%, 07/15/2026		16,998	16,943

Total U.S. Treasury Obligations (Cost $1,419,404) ($ Thousands)			1,426,105

SOVEREIGN DEBT — 14.9%
African Development Bank
2.125%, 11/16/2022 (A)		500	507
1.875%, 03/16/2020 (A)		500	500
1.375%, 02/12/2020 (A)		1,250	1,247
1.250%, 07/26/2021 (A)		1,750	1,734
Asian Development Bank MTN
2.625%, 01/12/2027 (A)		1,750	1,859
2.000%, 02/16/2022 (A)		500	504
2.000%, 04/24/2026 (A)		500	510
1.625%, 05/05/2020 (A)		500	499
1.625%, 08/26/2020 (A)		1,000	998
Chile Government International Bond
3.875%, 08/05/2020 (A)		250	254
Council of Europe Development Bank
1.625%, 03/16/2021 (A)		500	498
Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 04/15/2030	EUR	11,979	15,926
0.100%, 04/15/2023		46,481	53,250
0.100%, 04/15/2026		44,940	54,177
0.100%, 04/15/2046		3,976	6,207

200	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022 (A)		$750	$758
2.000%, 02/01/2021 (A)		1,000	1,002
1.750%, 11/26/2019 (A)		1,000	999
1.625%, 05/05/2020 (A)		500	499
1.500%, 03/16/2020 (A)		250	249
1.125%, 08/24/2020 (A)		500	497
European Investment Bank
4.875%, 02/15/2036 (A)		250	347
3.250%, 01/29/2024 (A)		750	801
2.250%, 03/15/2022 (A)		750	761
2.125%, 10/15/2021 (A)		1,000	1,008
2.125%, 04/13/2026 (A)		500	514
Export Development Canada
2.625%, 02/21/2024 (A)		1,000	1,041
2.000%, 05/17/2022 (A)		2,000	2,017
1.750%, 07/21/2020 (A)		1,000	999
1.625%, 01/17/2020 (A)		250	250
1.500%, 05/26/2021 (A)		1,000	996
1.375%, 10/21/2021 (A)		500	497
FMS Wertmanagement
2.000%, 08/01/2022 (A)		500	504
1.750%, 01/24/2020 (A)		500	500
1.750%, 03/17/2020 (A)		500	499
French Republic Government Bond OAT
3.400%, 07/25/2029	EUR	1,311	2,104
3.150%, 07/25/2032		1,963	3,401
2.250%, 07/25/2020		2,596	2,921
2.100%, 07/25/2023		2,523	3,111
1.850%, 07/25/2027		9,130	12,544
1.800%, 07/25/2040 (C)		1,212	2,138
1.100%, 07/25/2022		1,287	1,507
0.700%, 07/25/2030 (C)		6,408	8,457
0.250%, 07/25/2024		17,160	20,242
0.100%, 03/01/2021		2,118	2,356
0.100%, 07/25/2021		1,268	1,415
0.100%, 03/01/2025		13,849	16,125
0.100%, 03/01/2028		5,126	6,158
Inter-American Development Bank
7.000%, 06/15/2025 (A)		$500	632
3.000%, 10/04/2023 (A)		250	263
3.000%, 02/21/2024 (A)		250	264
2.125%, 11/09/2020 (A)		250	251
2.000%, 06/02/2026 (A)		1,000	1,019
1.875%, 03/15/2021 (A)		500	501
1.625%, 05/12/2020 (A)		500	499
International Bank for Reconstruction & Development
4.750%, 02/15/2035 (A)		250	335
2.500%, 11/25/2024 (A)		500	521
2.000%, 01/26/2022 (A)		500	504

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
1.875%, 10/07/2022 (A)		$500	$504
1.375%, 05/24/2021 (A)		500	497
International Finance MTN
2.125%, 04/07/2026 (A)		750	771
1.625%, 07/16/2020 (A)		1,000	998
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026 (C)	EUR	2,245	2,994
2.600%, 09/15/2023 (C)		2,379	2,909
2.550%, 09/15/2041 (C)		1,012	1,503
2.350%, 09/15/2024 (C)		1,064	1,314
2.350%, 09/15/2035 (C)		2,537	3,606
2.100%, 09/15/2021 (C)		1,548	1,787
1.250%, 09/15/2032 (C)		2,000	2,406
Korea Development Bank
4.625%, 11/16/2021 (A)		$250	263
Korea International Bond
2.750%, 01/19/2027 (A)		1,000	1,037
Nordic Investment Bank
2.125%, 02/01/2022 (A)		750	758
1.250%, 08/02/2021 (A)		500	496
North American Development Bank
2.400%, 10/26/2022 (A)		200	202
Province of Alberta Canada
3.350%, 11/01/2023 (A)		250	265
2.950%, 01/23/2024 (A)		250	262
2.200%, 07/26/2022 (A)		1,000	1,011
Province of British Columbia Canada
6.500%, 01/15/2026 (A)		250	314
2.650%, 09/22/2021 (A)		1,000	1,017
2.000%, 10/23/2022 (A)		750	756
Province of Manitoba Canada
3.050%, 05/14/2024 (A)		250	264
2.600%, 04/16/2024 (A)		500	517
2.125%, 05/04/2022 (A)		250	252
Province of Ontario Canada
4.000%, 10/07/2019 (A)		500	500
3.200%, 05/16/2024 (A)		250	266
2.500%, 04/27/2026 (A)		1,000	1,038
2.450%, 06/29/2022 (A)		250	254
2.400%, 02/08/2022 (A)		750	761
2.250%, 05/18/2022 (A)		500	506
2.200%, 10/03/2022 (A)		500	506
Province of Quebec Canada
7.500%, 09/15/2029 (A)		200	296
2.875%, 10/16/2024 (A)		500	527
2.625%, 02/13/2023 (A)		500	514
2.500%, 04/09/2024 (A)		1,000	1,033
2.500%, 04/20/2026 (A)		750	778
Svensk Exportkredit MTN
1.750%, 03/10/2021 (A)		1,000	999
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	500	2,460

SEI Institutional Managed Trust / Annual Report / September 30, 2019	201

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
2.500%, 04/16/2020	GBP	429	$1,877
2.500%, 07/17/2024		340	1,575
2.000%, 01/26/2035		932	3,544
1.875%, 11/22/2022		1,689	2,435
1.250%, 11/22/2027		1,119	1,931
1.250%, 11/22/2032		765	1,559
1.250%, 11/22/2055		452	1,571
1.125%, 11/22/2037		1,117	2,563
0.750%, 03/22/2034		1,060	2,114
0.750%, 11/22/2047		1,393	3,692
0.625%, 03/22/2040		669	1,494
0.625%, 11/22/2042		1,397	3,308
0.500%, 03/22/2050		1,764	4,651
0.375%, 03/22/2062		1,158	3,697
0.250%, 03/22/2052		1,794	4,667
0.125%, 03/22/2024		39,170	55,681
0.125%, 03/22/2026		24,775	37,485
0.125%, 03/22/2029		3,414	5,638
0.125%, 03/22/2044		1,791	3,948
0.125%, 03/22/2058		849	2,375
0.125%, 11/22/2065		1,195	3,869
0.125%, 03/22/2068		928	3,197

Total Sovereign Debt (Cost $423,777) ($ Thousands)			430,688

	Shares

FOREIGN COMMON STOCK — 3.7%

Australia — 0.3%
AGL Energy Ltd		25,712	332
Amcor PLC		2,573	25
APA Group		46,575	360
Aristocrat Leisure Ltd		11,392	235
ASX Ltd		1,383	76
Aurizon Holdings Ltd		21,309	85
AusNet Services		377,717	462
BHP Group Ltd		3,891	96
Brambles Ltd		20,894	161
Caltex Australia Ltd		19,344	344
CIMIC Group Ltd		2,946	62
Coca-Cola Amatil Ltd		26,109	188
Cochlear Ltd		1,412	198
Computershare Ltd		24,829	270
Crown Resorts Ltd		10,576	86
CSL Ltd		2,644	417
Domino’s Pizza Enterprises Ltd		2,622	82
Flight Centre Travel Group Ltd		4,864	156
Fortescue Metals Group Ltd		16,775	100
Harvey Norman Holdings Ltd		64,689	198
Incitec Pivot Ltd		29,314	67
Insurance Australia Group Ltd		17,240	92
Lendlease Group		3,959	47

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Oil Search Ltd	38,708	$191
Orica Ltd	2,883	44
Origin Energy Ltd	46,865	252
Ramsay Health Care Ltd	8,370	366
REA Group Ltd	5,101	372
Santos Ltd	32,841	171
Scentre Group	11,668	31
SEEK Ltd	11,488	166
Sonic Healthcare Ltd	9,228	175
Sydney Airport	20,066	109
Tabcorp Holdings Ltd	30,312	100
Telstra Corp Ltd, Cl B	100,746	238
TPG Telecom Ltd	54,650	256
Transurban Group	13,849	137
Treasury Wine Estates Ltd	13,519	169
Wesfarmers Ltd	4,242	114
Westpac Banking Corp	2,441	49
Woodside Petroleum Ltd	9,121	199
Woolworths Group Ltd	9,004	226
WorleyParsons Ltd	20,106	176

		7,680

Austria — 0.0%
ANDRITZ AG	4,519	185
Erste Group Bank AG *	2,889	95
OMV AG	6,519	350
Raiffeisen Bank International AG	6,754	157
Verbund AG	4,223	231
voestalpine AG	7,580	174

		1,192

Belgium — 0.1%
Ageas	2,714	151
Anheuser-Busch InBev SA/NV	2,858	272
Colruyt SA	11,834	649
Groupe Bruxelles Lambert SA	357	34
KBC Group NV	1,942	126
Proximus SADP	24,352	724
Solvay SA	2,277	236
Telenet Group Holding NV *	11,233	530
UCB SA, Cl A	4,066	295
Umicore SA	5,703	215

		3,232

Canada — 0.3%
Agnico Eagle Mines Ltd	2,796	150
Alimentation Couche-Tard Inc, Cl B	8,666	266
Atco Ltd/Canada, Cl I	8,531	312
Aurora Cannabis Inc *	21,790	96
Bank of Montreal	1,058	78
Bank of Nova Scotia/The, Cl C	1,590	90
Barrick Gold Corp	8,539	148

202	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Bausch Health Cos Inc *	8,678	$189
BCE Inc	6,461	313
BlackBerry Ltd *	16,957	89
Bombardier Inc, Cl B *	23,691	32
Cameco Corp	13,019	124
Canadian Natural Resources Ltd	1,707	45
Canadian Pacific Railway Ltd	641	142
Canadian Tire Corp Ltd, Cl A	758	85
Canadian Utilities Ltd, Cl A	11,614	343
Canopy Growth Corp *	3,820	88
CCL Industries Inc, Cl B	2,224	90
CI Financial Corp	3,354	49
Constellation Software Inc/Canada	189	189
Dollarama Inc	1,227	44
Emera Inc	11,560	508
Empire Co Ltd, Cl A	15,880	430
Enbridge Inc	5,063	178
Encana Corp	12,943	59
First Capital Realty Inc	4,150	69
First Quantum Minerals Ltd (Canada)	2,143	18
Fortis Inc/Canada	12,297	520
Franco-Nevada Corp	1,600	146
George Weston Ltd	3,927	330
Gildan Activewear Inc	3,594	128
H&R Real Estate Investment Trust	4,787	84
Husky Energy Inc	13,174	93
Hydro One Ltd	23,878	442
Imperial Oil Ltd	4,807	125
Loblaw Cos Ltd	7,856	448
Magna International Inc, Cl A	3,188	170
Methanex Corp	1,070	38
Metro Inc/CN, Cl A	14,678	647
National Bank of Canada	2,170	108
Nutrien Ltd	1,762	88
Open Text Corp	5,957	243
PrairieSky Royalty Ltd	5,765	81
Restaurant Brands International Inc	1,026	73
Rogers Communications Inc, Cl B	5,801	283
Royal Bank of Canada	1,066	87
Saputo Inc	9,471	291
Shaw Communications Inc, Cl B	16,958	333
Shopify Inc, Cl A *	629	196
SNC-Lavalin Group Inc	3,554	50
Stars Group Inc/The *	6,109	91
Suncor Energy Inc	2,744	87
Teck Resources Ltd, Cl B	4,036	65
TELUS Corp	7,021	250
Toronto-Dominion Bank/The	1,857	108
Turquoise Hill Resources Ltd *	33,850	16
Vermilion Energy Inc	2,483	41

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Wheaton Precious Metals Corp	4,550	$119

		10,005

China — 0.0%
BeiGene Ltd ADR *	1,825	224
Sands China Ltd	18,800	85

		309

Denmark — 0.2%
AP Moller - Maersk A/S, Cl A	102	109
AP Moller - Maersk A/S, Cl B	47	53
Carlsberg A/S, Cl B	2,094	310
Chr Hansen Holding A/S	6,267	532
Coloplast A/S, Cl B	1,982	239
Danske Bank A/S	29,235	407
Demant A/S *	8,167	209
Genmab A/S *	1,899	386
H Lundbeck A/S, Cl H	6,734	223
Novo Nordisk A/S, Cl B	5,823	300
Novozymes A/S, Cl B	11,406	480
Orsted A/S	6,422	597
Pandora A/S	10,445	419
Tryg A/S	11,415	327
Vestas Wind Systems A/S	1,356	105

		4,696

Finland — 0.1%
Elisa OYJ	10,169	524
Fortum OYJ	11,559	273
Kone OYJ, Cl B	2,993	171
Metso OYJ	5,155	193
Neste OYJ	13,193	437
Nokia OYJ	92,901	471
Nokian Renkaat OYJ	9,162	258
Orion OYJ, Cl B	9,460	353
Sampo OYJ, Cl A	7,790	310
Stora Enso OYJ, Cl R	19,481	235
UPM-Kymmene OYJ, Cl V	7,251	214
Wartsila OYJ Abp	10,931	122

		3,561

France — 0.2%
Aeroports de Paris, Cl A	373	66
Air Liquide SA	1,133	161
Arkema SA	2,066	193
Atos SE	2,099	148
AXA SA	1,932	49
BioMerieux	1,418	117
Bouygues SA	892	36
Capgemini SE	1,472	173
Carrefour SA	6,251	109
Casino Guichard Perrachon SA	2,527	121

SEI Institutional Managed Trust / Annual Report / September 30, 2019	203

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Covivio	434	$46
Danone SA	2,502	220
Dassault Systemes SE	1,668	238
Electricite de France SA	36,153	405
Engie SA	13,671	223
EssilorLuxottica SA	1,016	147
Eurofins Scientific SE	431	200
Eutelsat Communications SA	9,469	176
Gecina SA	699	110
Getlink SE	4,624	70
ICADE	512	46
Iliad SA	1,786	168
Imerys SA	2,203	89
Ingenico Group SA	1,948	190
Ipsen SA	2,272	216
JCDecaux SA	1,173	32
L’Oreal SA	607	170
LVMH Moet Hennessy Louis Vuitton SE	396	157
Natixis SA	5,679	24
Orange SA	5,449	85
Pernod Ricard SA	816	146
Remy Cointreau SA	1,229	163
Renault SA	1,250	72
Rexel SA	3,641	39
Sanofi	3,336	309
Sartorius Stedim Biotech	1,305	183
Schneider Electric SE	577	51
SCOR SE	1,457	60
Societe BIC SA	447	30
STMicroelectronics NV	7,692	149
Suez	25,781	405
Thales SA, Cl A	440	51
TOTAL SA	5,813	303
Ubisoft Entertainment SA *	803	58
Valeo SA	2,727	88
Veolia Environnement SA	6,091	155
Vinci SA	822	88
Vivendi SA	5,328	146
Wendel SA	681	94

		6,775

Germany — 0.2%
1&1 Drillisch AG	3,202	100
adidas AG	369	115
Allianz SE	347	81
BASF SE	1,028	72
Bayer AG	1,449	102
Beiersdorf AG	3,027	357
Brenntag AG	527	25
Commerzbank AG	14,708	85
Continental AG	286	37
Covestro AG	1,507	74

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Delivery Hero SE *	1,703	$76
Deutsche Bank AG	13,338	100
Deutsche Boerse AG	2,103	329
Deutsche Telekom AG	21,205	356
Deutsche Wohnen SE	1,750	64
E.ON SE	24,813	241
Fraport AG Frankfurt Airport Services Worldwide	1,521	129
Fresenius SE & Co KGaA	295	14
GEA Group AG	1,568	42
Hannover Rueck SE	619	105
HeidelbergCement AG	879	63
Henkel AG & Co KGaA	1,543	141
HUGO BOSS AG	1,366	73
Infineon Technologies AG	16,639	299
LANXESS AG	1,587	97
Merck KGaA	1,220	138
METRO AG	15,054	238
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	274	71
OSRAM Licht AG	1,575	69
Puma SE	320	25
QIAGEN NV *	4,245	139
RTL Group SA (D)	1,417	68
RWE AG	9,071	284
SAP SE	1,978	233
Siemens Healthineers AG	4,368	172
Symrise AG, Cl A	1,058	103
Telefonica Deutschland Holding AG	58,793	164
thyssenkrupp AG	3,604	50
Uniper SE	11,320	371
United Internet AG	3,201	114
Volkswagen AG	1,167	201
Wirecard AG	1,902	304
Zalando SE *	1,425	65

		5,986

Hong Kong — 0.2%
AIA Group Ltd	13,800	130
ASM Pacific Technology Ltd	28,328	346
CK Asset Holdings Ltd	5,708	38
CK Hutchison Holdings Ltd	13,708	121
CK Infrastructure Holdings Ltd	41,339	278
CLP Holdings Ltd, Cl B	40,838	429
Galaxy Entertainment Group Ltd *	10,000	62
HK Electric Investments & HK Electric Investments Ltd	612,500	584
HKT Trust & HKT Ltd	455,010	722
Hong Kong & China Gas Co Ltd	131,157	256
Kerry Properties Ltd	13,000	40
Melco Resorts & Entertainment Ltd ADR	3,036	59
MGM China Holdings Ltd	64,400	100

204	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
NWS Holdings Ltd	56,569	$88
PCCW Ltd	1,055,649	593
Power Assets Holdings Ltd	49,474	332
Shangri-La Asia Ltd	82,000	84
SJM Holdings Ltd	122,000	116
Swire Properties Ltd	18,400	58
Techtronic Industries Co Ltd	14,001	97
WH Group Ltd	258,000	231
Wynn Macau Ltd	27,600	54
Yue Yuen Industrial Holdings Ltd	68,694	188

		5,006

Ireland — 0.1%
Accenture PLC, Cl A	1,029	198
AerCap Holdings NV *	2,475	136
AIB Group PLC	81,628	242
Bank of Ireland Group PLC	30,752	122
CRH PLC	8,115	280
Eaton Corp PLC	2,114	176
Flutter Entertainment PLC	8,378	783
James Hardie Industries PLC	6,087	102
Kerry Group PLC, Cl A	3,687	431
Ryanair Holdings PLC ADR *	861	57

		2,527

Israel — 0.1%
Azrieli Group Ltd	1,204	94
Bank Leumi Le-Israel BM	11,928	85
Check Point Software Technologies Ltd *	3,787	415
Elbit Systems Ltd	1,925	319
International Flavors & Fragrances Inc	1	—
Israel Chemicals Ltd	96,062	477
Mizrahi Tefahot Bank Ltd	14,796	368
Nice Ltd *	4,034	593
Teva Pharmaceutical Industries Ltd ADR *	30,293	208
Wix.com Ltd *	2,155	252

		2,811

Italy — 0.1%
Assicurazioni Generali SpA	5,334	103
Atlantia SpA	3,095	75
Davide Campari-Milano SpA	3,158	29
Enel SpA	67,718	506
Eni SpA	26,389	404
EXOR NV	1,900	127
Ferrari NV	904	140
Fiat Chrysler Automobiles NV	4,810	62
Intesa Sanpaolo SpA	31,593	75
Leonardo SpA	10,324	121
Mediobanca Banca di Credito Finanziario SpA	8,384	92
Moncler SpA	2,434	87
Poste Italiane SpA	10,226	116

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Prysmian SpA	5,661	$122
Recordati SpA	7,089	304
Snam SpA	83,223	420
Telecom Italia SpA/Milano *	540,223	308
Tenaris SA	20,864	221
Terna Rete Elettrica Nazionale SpA	96,629	621

		3,933

Japan — 0.5%
Air Water Inc	3,900	70
Aisin Seiki Co Ltd	1,500	47
Ajinomoto Co Inc	13,400	253
ANA Holdings Inc	2,000	67
Aozora Bank Ltd	3,100	78
Asahi Group Holdings Ltd	800	40
Asahi Kasei Corp	9,000	89
Astellas Pharma Inc	12,400	177
Calbee Inc	2,000	62
Canon Inc	12,500	334
Central Japan Railway Co	400	82
Chubu Electric Power Co Inc	14,900	216
Chugai Pharmaceutical Co Ltd	900	70
Chugoku Electric Power Co Inc/The	38,200	491
Credit Saison Co Ltd	5,700	76
Daicel Corp	3,800	32
Daiwa House Industry Co Ltd	2,300	75
Dentsu Inc	2,900	102
Eisai Co Ltd	1,200	61
Electric Power Development Co Ltd	6,100	139
FamilyMart UNY Holdings Co Ltd, Cl H	5,900	144
FUJIFILM Holdings Corp	3,100	136
Hakuhodo DY Holdings Inc	7,100	103
Hankyu Hanshin Holdings Inc	3,600	139
Hino Motors Ltd	8,200	68
Hirose Electric Co Ltd	882	108
Hitachi Chemical Co Ltd *	3,039	99
Idemitsu Kosan Co Ltd	13,098	370
Inpex Corp	37,600	345
J Front Retailing Co Ltd	5,200	61
Japan Post Bank Co Ltd	7,900	77
Japan Prime Realty Investment Corp, Cl A ‡	24	114
Japan Real Estate Investment Corp	16	107
Japan Retail Fund Investment Corp, Cl A	32	68
JXTG Holdings Inc	83,500	381
Kakaku.com Inc	3,400	84
Kamigumi Co Ltd	4,000	91
Kaneka Corp	2,400	75
Kansai Electric Power Co Inc/The	14,400	161
Kansai Paint Co Ltd	3,000	70
Kao Corp	1,800	133
KDDI Corp	3,300	86
Keikyu Corp	4,000	77

SEI Institutional Managed Trust / Annual Report / September 30, 2019	205

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Konami Holdings Corp	2,500	$121
Kyocera Corp	1,500	93
Kyushu Electric Power Co Inc	20,500	193
Lawson Inc	5,900	302
LIXIL Group Corp	3,000	53
M3 Inc *	3,400	82
Marubeni Corp	14,900	99
Maruichi Steel Tube Ltd	3,200	84
McDonald’s Holdings Co Japan Ltd	1,723	83
Mebuki Financial Group Inc	32,230	79
Medipal Holdings Corp	6,800	151
MEIJI Holdings Co Ltd	600	44
Mitsubishi Motors Corp	8,800	38
Mitsubishi Tanabe Pharma Corp	7,400	81
Mitsui Chemicals Inc	1,800	40
Murata Manufacturing Co Ltd	1,500	72
NEC Corp	3,300	139
NGK Spark Plug Co Ltd	2,600	49
Nintendo Co Ltd	100	37
Nippon Building Fund Inc	25	192
Nippon Prologis Inc ‡	36	99
Nippon Telegraph & Telephone Corp	2,200	105
Nisshin Seifun Group Inc	4,515	84
Nomura Research Institute Ltd	6,534	130
NTT Data Corp	10,000	129
NTT DOCOMO Inc	3,700	94
Obic Co Ltd	900	103
Odakyu Electric Railway Co Ltd	3,300	79
Oji Holdings Corp	12,000	56
Ono Pharmaceutical Co Ltd	4,500	82
Oracle Corp Japan	1,200	104
Osaka Gas Co Ltd	12,600	241
Otsuka Holdings Co Ltd	600	22
Pan Pacific International Holdings Corp	11,200	187
Ryohin Keikaku Co Ltd	4,000	75
Sankyo Co Ltd	2,500	86
Santen Pharmaceutical Co Ltd	6,200	108
Sekisui Chemical Co Ltd	5,300	82
Seven & i Holdings Co Ltd	2,100	80
Shimizu Corp	8,200	74
Shizuoka Bank Ltd/The	12,000	89
SoftBank Group Corp	800	32
Subaru Corp	4,000	113
Sumitomo Corp	6,500	101
Sumitomo Rubber Industries Ltd	6,900	82
Sysmex Corp	1,700	114
Taisei Corp	1,000	39
Taisho Pharmaceutical Holdings Co Ltd	1,500	109
Takeda Pharmaceutical Co Ltd	4,318	147
Teijin Ltd	4,800	92
Terumo Corp	5,300	170
Tobu Railway Co Ltd	3,400	110

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Toho Co Ltd/Tokyo	4,100	$179
Toho Gas Co Ltd	7,312	279
Tohoku Electric Power Co Inc	12,200	119
Tokyo Electric Power Co Holdings Inc *	31,100	152
Tokyo Gas Co Ltd	14,000	353
Tokyu Corp	4,400	83
Toray Industries Inc	10,000	74
TOTO Ltd	1,000	37
Toyo Seikan Group Holdings Ltd	1,900	29
Toyo Suisan Kaisha Ltd	3,000	120
Toyota Industries Corp	1,900	109
Toyota Motor Corp	1,700	113
Trend Micro Inc/Japan *	2,000	95
United Urban Investment Corp	66	126
Yahoo Japan Corp	44,500	125
Yamazaki Baking Co Ltd	5,000	89

		12,990

Luxembourg — 0.0%
SES SA, Cl A	5,154	94

Netherlands — 0.2%
ABN AMRO Bank NV	1,275	23
Adyen NV *	322	212
Aegon NV	17,146	71
Akzo Nobel NV	6,928	618
ArcelorMittal	6,941	98
ASML Holding NV	1,281	317
Heineken Holding NV	333	33
Heineken NV	1,392	150
ING Groep NV	10,046	105
Koninklijke Ahold Delhaize NV	14,651	367
Koninklijke DSM NV	1,275	153
Koninklijke KPN NV	126,877	396
Koninklijke Philips NV	6,834	316
Koninklijke Vopak NV	6,630	341
LyondellBasell Industries NV, Cl A	3,960	354
NXP Semiconductors NV	3,404	372
Randstad NV	5,181	255
Wolters Kluwer NV	2,040	149

		4,330

New Zealand — 0.1%
a2 Milk Co Ltd *	33,511	279
Auckland International Airport Ltd	21,194	122
Fisher & Paykel Healthcare Corp Ltd	32,232	350
Fletcher Building Ltd	67,052	216
Meridian Energy Ltd	189,042	616
Ryman Healthcare Ltd	37,156	310
Spark New Zealand Ltd	221,517	612

		2,505

206	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)

Norway — 0.1%
Aker BP ASA	5,212	$140
DNB ASA, Cl A	9,226	163
Equinor ASA	8,101	154
Gjensidige Forsikring ASA	15,345	305
Mowi ASA	20,383	471
Norsk Hydro ASA	42,193	149
Orkla ASA	64,846	590
Schibsted ASA, Cl B	11,980	336
Telenor ASA	24,308	488
Yara International ASA	3,013	130

		2,926

Panama — 0.0%
Carnival Corp	1,461	64

Portugal — 0.0%
Banco Espirito Santo SA *(E)	50,830	—
EDP - Energias de Portugal SA	85,895	334
Galp Energia SGPS SA	17,981	271
Jeronimo Martins SGPS SA	14,104	238

		843

Singapore — 0.1%
CapitaLand Commercial Trust	53,667	80
CapitaLand Ltd	33,800	86
City Developments Ltd	7,600	54
ComfortDelGro Corp Ltd	64,800	112
Dairy Farm International Holdings Ltd	89,700	565
Genting Singapore Ltd	372,800	237
Golden Agri-Resources Ltd	2,230,000	363
Jardine Cycle & Carriage Ltd	16,400	356
Jardine Matheson Holdings Ltd	3,264	175
Jardine Strategic Holdings Ltd	2,900	87
Keppel Corp Ltd	16,600	71
Oversea-Chinese Banking Corp Ltd	12,800	101
SATS Ltd	30,800	108
Sembcorp Industries Ltd	31,300	47
Singapore Airlines Ltd	4,200	28
Singapore Press Holdings Ltd	204,200	307
Singapore Technologies Engineering Ltd	25,400	71
Singapore Telecommunications Ltd	133,900	300
United Overseas Bank Ltd	5,300	98
Venture Corp Ltd	19,800	219
Wilmar International Ltd	116,800	315
Yangzijiang Shipbuilding Holdings Ltd	115,350	80

		3,860

Spain — 0.1%
ACS Actividades de Construccion y Servicios SA	2,833	113

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Aena SME SA	765	$140
Amadeus IT Group SA, Cl A	5,513	395
Banco Bilbao Vizcaya Argentaria SA	10,923	57
Banco Santander SA	16,470	67
Bankia SA	20,227	38
CaixaBank SA	38,771	102
Enagas SA	24,563	569
Endesa SA	16,080	423
Ferrovial SA	4,529	131
Grifols SA	9,996	295
Iberdrola SA	26,058	271
Industria de Diseno Textil SA	4,514	140
International Consolidated Airlines Group SA	2,328	14
Naturgy Energy Group SA	6,561	174
Red Electrica Corp SA	10,145	206
Repsol SA, Cl A	20,285	317
Siemens Gamesa Renewable Energy SA	5,394	73
Telefonica SA	43,875	335

		3,860

Sweden — 0.2%
Alfa Laval AB	3,670	73
Atlas Copco AB, Cl A	1,818	56
Atlas Copco AB, Cl B	1,891	51
Electrolux AB	10,068	239
Epiroc AB, Cl A	3,608	39
Epiroc AB, Cl B	1,891	20
Essity AB, Cl B	7,171	209
Hennes & Mauritz AB, Cl B	16,068	312
Hexagon AB, Cl B	2,068	100
Husqvarna AB, Cl B	49,620	378
ICA Gruppen AB	14,294	661
Industrivarden AB, Cl C	4,865	107
Kinnevik AB	1,565	41
Lundin Petroleum AB	9,911	298
Millicom International Cellular SA	5,166	251
Nordea Bank Abp	6,982	50
Skandinaviska Enskilda Banken AB, Cl A	7,936	73
Svenska Handelsbanken AB, Cl A	7,194	67
Swedbank AB, Cl A	4,910	71
Swedish Match AB	8,158	338
Tele2 AB, Cl B	15,993	238
Telefonaktiebolaget LM Ericsson, Cl B	59,384	475
Telia Co AB	63,713	285
Volvo AB, Cl B	6,277	88

		4,520

Switzerland — 0.2%
ABB Ltd	4,545	89
Adecco Group AG	1,187	66
Baloise Holding AG	496	89
Barry Callebaut AG	173	357

SEI Institutional Managed Trust / Annual Report / September 30, 2019	207

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Chocoladefabriken Lindt & Spruengli AG	33	$546
Cie Financiere Richemont SA	4,087	300
Clariant AG	1,232	24
Dufry AG	2,605	218
Geberit AG	215	103
Givaudan SA	128	357
Kuehne + Nagel International AG	963	142
LafargeHolcim Ltd	1,540	76
Lonza Group AG	312	106
Nestle SA	1,850	201
Novartis AG	3,465	301
Partners Group Holding AG	140	108
Roche Holding AG	898	262
Schindler Holding AG	1,122	251
SGS SA, Cl B	41	101
Sonova Holding AG	638	148
Straumann Holding AG	271	222
Swatch Group AG/The	2,441	123
Swatch Group AG/The, Cl B	938	249
Swiss Life Holding AG	254	122
Swiss Re AG	978	102
Swisscom AG	1,256	620
TE Connectivity Ltd	1,862	173
Temenos AG *	1,454	244
UBS Group AG	5,937	67
Vifor Pharma AG	721	115
Zurich Insurance Group AG	87	33

		5,915

United Kingdom — 0.3%
Admiral Group PLC	3,076	80
Antofagasta PLC	7,180	80
Associated British Foods PLC	2,191	62
AstraZeneca PLC	5,009	448
Auto Trader Group PLC	22,327	140
Aviva PLC	17,112	84
Barratt Developments PLC	14,410	115
BP PLC	45,145	287
British American Tobacco PLC	1,681	62
BT Group PLC, Cl A	31,533	69
Bunzl PLC	3,000	79
Burberry Group PLC	3,826	103
Centrica PLC	221,735	202
Coca-Cola HBC AG *	3,429	112
ConvaTec Group PLC	6,222	13
Diageo PLC	2,888	119
easyJet PLC	3,512	50
Experian PLC	2,610	84
G4S PLC	16,567	39
GlaxoSmithKline PLC	12,139	261
Imperial Brands PLC	3,182	72
Informa PLC	13,266	139

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
InterContinental Hotels Group PLC	1,158	$72
ITV PLC	95,402	148
J Sainsbury PLC	21,670	59
John Wood Group PLC	49,734	233
Johnson Matthey PLC	1,866	70
Kingspan Group PLC	6,500	317
Marks & Spencer Group PLC	10,789	25
National Grid PLC	24,779	269
NMC Health PLC	5,955	199
Pearson PLC	16,363	149
Persimmon PLC	1,979	53
Reckitt Benckiser Group PLC	1,075	84
RELX PLC	3,034	72
Rio Tinto PLC	2,159	112
Royal Dutch Shell PLC, Cl A	4,518	133
Royal Dutch Shell PLC, Cl B	10,245	302
RSA Insurance Group PLC	16,014	106
Sage Group PLC/The	25,020	213
Severn Trent PLC	8,989	240
Smith & Nephew PLC	22,971	555
Smiths Group PLC	4,570	88
Smurfit Kappa Group PLC	11,520	343
SSE PLC	11,068	170
Standard Life Aberdeen PLC	22,285	78
Tesco PLC	37,440	111
TUI AG	3,217	38
Unilever PLC	5,792	349
United Utilities Group PLC, Cl B	22,579	230
Vodafone Group PLC	80,329	160
Whitbread PLC	1,095	58
Wm Morrison Supermarkets PLC	34,659	85
WPP PLC	8,141	102

		7,923

Total Foreign Common Stock (Cost $97,673) ($ Thousands)		107,543

COMMON STOCK — 3.7%

Communication Services — 0.3%
Activision Blizzard Inc	6,678	353
Alphabet Inc, Cl A *	225	275
Alphabet Inc, Cl C *	212	258
AT&T Inc	19,318	731
Axel Springer *	1,988	137
CBS Corp, Cl B	5,147	208
Cellnex Telecom SA *	6,568	271
CenturyLink Inc	48,368	604
Charter Communications Inc, Cl A *	702	289
Comcast Corp, Cl A	6,389	288
CyberAgent	2,800	107
Discovery Inc, Cl A *	9,297	248

208	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Discovery Inc, Cl C *	2,816	$69
DISH Network Corp, Cl A *	8,704	297
Electronic Arts Inc *	2,803	274
Facebook Inc, Cl A *	1,409	251
Fox Corp	12,967	409
Interpublic Group of Cos Inc/The	13,924	300
LINE Corp *	1,800	64
Netflix Inc *	927	248
News Corp, Cl A	9,073	126
News Corp, Cl B	25,226	361
Nexon Co Ltd *	4,800	58
Omnicom Group Inc	4,167	326
Quebecor Inc, Cl B	11,501	261
Softbank Corp	6,400	87
Take-Two Interactive Software Inc, Cl A *	2,472	310
T-Mobile US Inc *	3,154	248
TripAdvisor Inc *	10,101	391
Twitter Inc *	8,010	330
Verizon Communications Inc	9,395	567
Viacom Inc, Cl B	10,449	251
Walt Disney Co/The	3,557	464

		9,461

Consumer Discretionary — 0.4%
Advance Auto Parts Inc	1,136	188
Amazon.com Inc, Cl A *	72	125
Aptiv PLC	1,925	168
AutoZone Inc *	172	187
Berkeley Group Holdings PLC	2,133	110
Best Buy Co Inc	2,195	151
Booking Holdings Inc *	80	157
BorgWarner Inc	4,754	175
Capri Holdings Ltd *	3,411	113
CarMax Inc *	2,511	221
Chipotle Mexican Grill Inc, Cl A *	220	185
Darden Restaurants Inc	1,472	174
Dollar General Corp	990	157
Dollar Tree Inc *	2,221	254
DR Horton Inc	3,316	175
eBay Inc	1,485	58
Expedia Group Inc	1,393	187
Faurecia SA	2,199	105
Foot Locker Inc, Cl A	1,927	83
Ford Motor Co	12,902	118
Gap Inc/The	8,495	147
General Motors Co	2,986	112
H&R Block Inc	4,731	112
Hanesbrands Inc	12,220	187
Harley-Davidson Inc, Cl A	4,066	146
Hasbro Inc	1,503	178
Hilton Worldwide Holdings Inc	1,532	143
Home Depot Inc/The	660	153

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kohl’s Corp	2,286	$114
Kontoor Brands Inc	313	11
L Brands Inc	8,263	162
Leggett & Platt Inc	4,641	190
Lennar Corp, Cl A	3,927	219
LKQ Corp *	6,539	206
Lowe’s Cos Inc	1,189	131
Macy’s Inc	7,799	121
Marriott International Inc/MD, Cl A	1,166	145
Mattel Inc *	6,286	72
McDonald’s Corp	63	14
MGM Resorts International	6,494	180
Mohawk Industries Inc *	1,015	126
Newell Brands Inc, Cl B	10,927	205
NIKE Inc, Cl B	338	32
Nordstrom Inc	3,537	119
Norwegian Cruise Line Holdings Ltd *	2,900	150
O’Reilly Automotive Inc *	530	211
Prosus *	5,981	439
PVH Corp	1,907	168
Ralph Lauren Corp, Cl A	1,286	123
Ross Stores Inc	2,214	243
Royal Caribbean Cruises Ltd	1,248	135
Starbucks Corp	2,467	218
Tapestry Inc	5,317	138
Target Corp, Cl A	2,518	269
Tiffany & Co	1,465	136
TJX Cos Inc/The	4,144	231
Tractor Supply Co	2,314	209
Ulta Beauty Inc *	553	139
Under Armour Inc, Cl A *	5,297	106
Under Armour Inc, Cl C *	2,107	38
VF Corp	2,192	195
Whirlpool Corp	864	137
Wynn Resorts Ltd	1,040	113

		9,714

Consumer Staples — 0.5%
Altria Group Inc	7,264	297
Archer-Daniels-Midland Co	6,839	281
Brown-Forman Corp, Cl B	7,215	453
Campbell Soup Co	12,199	572
Church & Dwight Co Inc	5,085	383
Clorox Co/The	3,472	527
Coca-Cola European Partners PLC	3,838	213
Coles Group Ltd	19,411	201
Colgate-Palmolive Co	4,415	325
Conagra Brands Inc	13,514	414
Constellation Brands Inc, Cl A	1,639	340
Coty Inc, Cl A	27,858	293
Estee Lauder Cos Inc/The, Cl A	2,272	452
General Mills Inc	11,660	643

SEI Institutional Managed Trust / Annual Report / September 30, 2019	209

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Hershey Co/The	3,659	$567
Hormel Foods Corp	9,556	418
JM Smucker Co/The	4,668	513
Kellogg Co	5,138	331
Kimberly-Clark Corp	3,458	491
Kraft Heinz Co/The	8,875	248
Kroger Co/The	11,876	306
Lamb Weston Holdings Inc	3,626	264
McCormick & Co Inc/MD	2,763	432
Molson Coors Brewing Co, Cl B	6,673	384
Mondelez International Inc, Cl A	8,619	477
Monster Beverage Corp *	6,226	361
PepsiCo Inc	2,423	332
Philip Morris International Inc	4,052	308
Pola Orbis Holdings Inc	3,200	72
Procter & Gamble Co/The	4,040	502
Spectrum Brands Holdings Inc	108	6
Sysco Corp, Cl A	4,913	390
Tyson Foods Inc, Cl A	5,130	442
Unilever	3,228	194
Vitasoy International Holdings Ltd	62,000	251
Walgreens Boots Alliance Inc	4,912	271
Walmart Inc	2,197	261

		13,215

Energy — 0.3%
Apache Corp	11,855	303
Baker Hughes a GE Co, Cl A	12,595	292
Cabot Oil & Gas Corp	14,093	248
Cenovus Energy	8,037	76
Chevron Corp	2,582	306
Cimarex Energy Co	5,940	285
Concho Resources Inc	3,867	263
ConocoPhillips	5,566	317
Devon Energy Corp	10,590	255
Diamondback Energy Inc, Cl A	3,000	270
Drilling Co of 1972 A/S/The *	298	17
EOG Resources Inc	3,891	289
Exxon Mobil Corp	3,821	270
Halliburton Co	14,568	275
Helmerich & Payne Inc	7,943	318
Hess Corp	4,091	247
HollyFrontier Corp	5,386	289
Inter Pipeline	4,168	73
Kinder Morgan Inc/DE	14,279	294
Marathon Oil Corp	18,787	231
Marathon Petroleum Corp	5,188	315
National Oilwell Varco Inc, Cl A	9,602	203
Noble Energy Inc	10,357	233
Occidental Petroleum Corp	5,643	251
ONEOK Inc	5,808	428
Phillips 66	2,695	276

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pioneer Natural Resources Co	1,705	$214
Schlumberger Ltd, Cl A	7,723	264
TC Energy Corp	2,000	104
TechnipFMC PLC	11,797	285
Tourmaline Oil Corp	9,937	98
Valero Energy Corp	3,642	310
Williams Cos Inc/The	15,687	377

		8,276

Financials — 0.2%
Affiliated Managers Group Inc	1,162	97
Allstate Corp/The	963	105
American International Group Inc	1,882	105
Ameriprise Financial Inc	614	90
AMP Ltd	78,583	97
Aon PLC	680	132
Assurant Inc	976	123
Bank of America Corp	3,101	90
Bank of New York Mellon Corp/The	1,593	72
Bankinter SA	7,228	46
BB&T Corp	2,425	129
BlackRock Inc	215	96
Brighthouse Financial Inc *	1,974	80
Capital One Financial Corp	1,140	104
Cboe Global Markets Inc	1,513	174
Charles Schwab Corp/The	1,358	57
Chubb Ltd	852	137
Cincinnati Financial Corp	2,017	235
Citizens Financial Group Inc	2,888	102
Comerica Inc	1,435	95
Discover Financial Services	1,159	94
E*TRADE Financial Corp	2,501	109
Fifth Third Bancorp	3,964	109
Franklin Resources Inc	2,773	80
Globe Life Inc	870	83
Goldman Sachs Group Inc/The	641	133
Hartford Financial Services Group Inc/The	2,184	132
Huntington Bancshares Inc/OH	9,087	130
Intercontinental Exchange Inc	1,550	143
Invesco Ltd	6,593	112
Japan Post Holdings Co Ltd	13,200	122
Jefferies Financial Group Inc	4,320	79
JPMorgan Chase & Co	873	103
KeyCorp	8,346	149
Lincoln National Corp	1,000	60
Loews Corp	1,583	81
M&T Bank Corp	598	94
MetLife Inc	1,562	74
Morgan Stanley	1,873	80
MSCI Inc, Cl A	449	98
Nasdaq Inc, Cl A	1,585	157
Nordea Bank Abp	779	6

210	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Northern Trust Corp	1,046	$98
Onex Corp	820	51
People’s United Financial Inc	8,554	134
PNC Financial Services Group Inc/The	607	85
Principal Financial Group Inc, Cl A	1,498	86
Progressive Corp/The	2,497	193
Prudential Financial Inc	736	66
Raymond James Financial Inc	1,182	97
Regions Financial Corp	6,723	106
State Street Corp	770	45
SunTrust Banks Inc	2,220	153
SVB Financial Group, Cl B *	365	76
Synchrony Financial	3,561	121
T Rowe Price Group Inc	1,887	216
Travelers Cos Inc/The	849	126
Unum Group	4,210	125
US Bancorp	2,336	129
Wells Fargo & Co	1,955	99
Willis Towers Watson PLC	490	95

		6,495

Health Care — 0.3%
Abbott Laboratories	2,344	196
AbbVie Inc	1,754	133
ABIOMED Inc *	453	81
Agilent Technologies Inc	3,209	246
Alcon Inc *	2,448	143
Alexion Pharmaceuticals Inc *	1,323	130
Align Technology Inc *	806	146
Allergan PLC	990	167
AmerisourceBergen Corp, Cl A	1,376	113
Amgen Inc, Cl A	840	162
Anthem Inc	458	110
Asahi Intecc Co Ltd	4,400	115
Baxter International Inc	2,892	253
Becton Dickinson and Co	951	240
Biogen Inc *	324	75
Boston Scientific Corp *	5,564	226
Bristol-Myers Squibb Co	2,871	145
Cardinal Health Inc	2,881	136
Celgene Corp, Cl A *	604	60
Centene Corp *	2,552	110
Cerner Corp	3,217	219
Cooper Cos Inc/The, Cl A	642	191
Cronos Group Inc *	7,770	70
CVS Health Corp	3,025	191
Danaher Corp, Cl A	1,722	249
DaVita Inc *	2,885	165
DENTSPLY SIRONA Inc	2,721	145
Edwards Lifesciences Corp, Cl A *	740	163
Gilead Sciences Inc	2,209	140
HCA Healthcare Inc	1,320	159

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Henry Schein Inc *	2,812	$179
Hologic Inc *	3,960	200
Humana Inc	533	136
IDEXX Laboratories Inc *	599	163
Illumina Inc *	457	139
Incyte Corp *	1,195	89
Intuitive Surgical Inc *	369	199
Johnson & Johnson	894	116
Laboratory Corp of America Holdings *	1,268	213
McKesson Corp	1,112	152
Medtronic PLC	1,787	194
Mettler-Toledo International Inc *	275	194
Mylan NV *	3,267	65
Nektar Therapeutics, Cl A *	5,196	95
PerkinElmer Inc	2,942	250
Perrigo Co PLC	1,609	90
Pfizer Inc	4,453	160
Quest Diagnostics Inc	2,292	245
Stryker Corp	1,159	251
Sumitomo Dainippon Pharma Co Ltd	4,600	76
UnitedHealth Group Inc	559	122
Universal Health Services Inc, Cl B	1,151	171
Varian Medical Systems Inc *	1,691	201
Vertex Pharmaceuticals Inc *	910	154
Waters Corp *	930	207
Zimmer Biomet Holdings Inc	1,684	231
Zoetis Inc, Cl A	2,499	311

		9,282

Industrials — 0.3%
3M Co	677	112
Air Canada, Cl B *	1,656	54
Allegion PLC	1,615	167
American Airlines Group Inc	2,578	69
AMETEK Inc	2,335	215
AO Smith Corp	2,700	129
Arconic Inc	5,255	137
Babcock International Group PLC	11,654	80
BAE Systems PLC	18,763	132
Boeing Co/The	456	174
CH Robinson Worldwide Inc	2,024	172
Cintas Corp	931	250
Copart Inc *	2,400	193
Cummins Inc	871	142
Dai Nippon Printing Co Ltd	5,900	152
DCC PLC	1,122	98
Delta Air Lines Inc, Cl A	3,091	178
Dover Corp	1,914	191
Emerson Electric Co	2,411	161
Equifax Inc	1,030	145
Expeditors International of Washington Inc	2,620	195
Fastenal Co, Cl A	2,782	91

SEI Institutional Managed Trust / Annual Report / September 30, 2019	211

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Ferguson PLC	1,538	$113
Flowserve Corp	3,192	149
Fluor Corp	3,126	60
Fortive Corp	1,754	120
Fortune Brands Home & Security Inc	2,268	124
General Dynamics Corp	849	155
General Electric Co	5,173	46
Honeywell International Inc	835	141
Huntington Ingalls Industries Inc, Cl A	757	160
IHS Markit Ltd *	3,200	214
Illinois Tool Works Inc	606	95
Ingersoll-Rand PLC	1,653	204
ITOCHU Corp	1,100	23
Jacobs Engineering Group Inc	1,431	131
JB Hunt Transport Services Inc	832	92
Johnson Controls International PLC	3,007	132
Kansas City Southern	1,165	155
Kawasaki Heavy Industries Ltd	3,200	71
L3Harris Technologies Inc	675	141
Legrand SA	2,384	170
Lockheed Martin Corp	518	202
Masco Corp	3,446	144
Nabtesco Corp	1,500	46
Nielsen Holdings PLC	5,302	113
Norfolk Southern Corp	1,093	196
Northrop Grumman Corp	572	214
PACCAR Inc	2,161	151
Parker-Hannifin Corp, Cl A	549	99
Pentair PLC	5,438	206
Quanta Services Inc	3,494	132
Raytheon Co	1,052	206
Robert Half International Inc	3,077	171
Rockwell Automation Inc	996	164
Rolls-Royce Holdings PLC	7,169	70
Snap-on Inc	986	154
Southwest Airlines Co, Cl A	2,241	121
Stanley Black & Decker Inc	854	123
Textron Inc	2,415	118
TransDigm Group Inc *	216	113
United Airlines Holdings Inc *	267	24
United Parcel Service Inc, Cl B	756	90
United Rentals Inc *	374	47
United Technologies Corp	1,503	205
Verisk Analytics Inc, Cl A	1,492	236
Waste Management Inc	830	95
WSP Global Inc	2,856	167
Xylem Inc/NY	1,487	118

		9,458

Information Technology — 0.3%
Adobe Inc *	587	162
Advanced Micro Devices Inc *	3,357	97

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Akamai Technologies Inc *	1,677	$153
Alliance Data Systems Corp	609	78
Amphenol Corp, Cl A	1,663	160
Analog Devices Inc	1,714	192
Applied Materials Inc	3,039	152
Arista Networks Inc *	506	121
Autodesk Inc, Cl A *	1,057	156
Automatic Data Processing Inc	1,586	256
Broadcom Inc	452	125
Cadence Design Systems Inc *	2,281	151
CGI Inc, Cl A *	5,643	446
Cisco Systems Inc	4,373	216
Citrix Systems Inc	1,812	175
Cognizant Technology Solutions Corp, Cl A	2,178	131
Corning Inc, Cl B	4,549	130
CyberArk Software Ltd *	2,369	236
DXC Technology Co	1,620	48
F5 Networks Inc, Cl A *	1,077	151
Fidelity National Information Services Inc, Cl B	1,370	182
Fiserv Inc, Cl A *	2,440	253
FleetCor Technologies Inc *	390	112
FLIR Systems Inc	2,599	137
Fortinet Inc *	1,323	102
Gartner Inc *	1,047	150
Global Payments Inc	2,085	332
Halma PLC	4,990	121
Hewlett Packard Enterprise Co	8,829	134
HP Inc	7,329	139
Intel Corp	2,194	113
International Business Machines Corp	793	115
Intuit Inc	640	170
Juniper Networks Inc	4,939	122
KLA Corp	1,003	160
Micro Focus International PLC	15,053	211
Microchip Technology Inc	1,703	158
Microsoft Corp	1,573	219
Motorola Solutions Inc	1,038	177
NetApp Inc	2,629	138
NVIDIA Corp	317	55
Oracle Corp, Cl B	2,724	150
Paychex Inc	2,240	185
Qorvo Inc *	1,591	118
QUALCOMM Inc	2,165	165
salesforce.com Inc *	952	141
Seagate Technology PLC	1,886	101
Skyworks Solutions Inc	1,430	113
Symantec Corp, Cl A	7,762	183
Synopsys Inc *	1,972	271
Texas Instruments Inc	1,935	250
VeriSign Inc *	681	128
Washington H Soul Pattinson & Co Ltd	33,118	470

212	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Western Digital Corp	1,951	$116
Western Union Co/The	7,451	173
Worldline SA/France *	838	53

		9,253

Materials — 0.3%
Air Products & Chemicals Inc	2,285	507
Albemarle Corp	4,077	283
Amcor PLC	24,449	238
Avery Dennison Corp	4,309	489
Boliden AB	3,000	69
Celanese Corp, Cl A	628	77
CF Industries Holdings Inc	7,461	367
Corteva Inc	10,440	292
Dow Inc	6,049	288
DuPont de Nemours Inc	2,966	212
Eastman Chemical Co	4,183	309
Ecolab Inc	2,591	513
FMC Corp	4,104	360
Freeport-McMoRan Inc, Cl B	29,307	280
International Flavors & Fragrances Inc	2,340	287
Linde PLC	2,704	524
Livent Corp *	3,838	26
Martin Marietta Materials Inc, Cl A	1,462	401
Mosaic Co/The	13,758	282
Newmont Goldcorp Corp	11,485	436
Nucor Corp	6,312	321
Packaging Corp of America	4,149	440
PPG Industries Inc	3,051	362
Sealed Air Corp	4,758	198
Sherwin-Williams Co/The, Cl A	639	351
Tosoh Corp	5,500	73
Vulcan Materials Co	3,000	453
Westrock Co	5,921	216

		8,654

Real Estate — 0.2%
Alexandria Real Estate Equities Inc ‡	1,025	158
Apartment Investment & Management Co, Cl A ‡	2,812	147
Aroundtown ‡	14,000	114
Boston Properties Inc ‡	114	15
CapitaLand Mall Trust ‡	175,600	334
Digital Realty Trust Inc, Cl A ‡	1,000	130
Duke Realty Corp ‡	4,733	161
Equinix Inc ‡	207	119
Equity Residential ‡	1,670	144
Essex Property Trust Inc ‡	681	222
Federal Realty Investment Trust ‡	1,020	139
Goodman Group ‡	17,485	167
HCP Inc ‡	3,955	141
Host Hotels & Resorts Inc ‡	7,223	125

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Iron Mountain Inc ‡	1,886	$61
Kimco Realty Corp ‡	6,490	136
Macerich Co/The ‡	1,962	62
Mid-America Apartment Communities Inc ‡	1,107	144
Mitsui Fudosan ‡	2,500	62
Prologis Inc ‡	2,009	171
Realty Income Corp ‡	2,310	177
Regency Centers Corp ‡	1,875	130
SBA Communications Corp, Cl A ‡	900	217
SL Green Realty Corp ‡	1,090	89
UDR Inc ‡	2,944	143
Ventas Inc ‡	3,347	244
Vonovia SE	6,875	349
Vornado Realty Trust ‡	2,208	141
Welltower Inc ‡	1,515	137
Weyerhaeuser Co ‡	3,289	91

		4,470

Utilities — 0.6%
AES Corp/VA	25,990	425
Alliant Energy Corp	14,731	795
AltaGas Ltd	18,020	265
Ameren Corp	9,333	747
American Electric Power Co Inc	6,545	613
American Water Works Co Inc	4,182	520
CenterPoint Energy Inc	17,055	515
CMS Energy Corp	10,372	663
Consolidated Edison Inc	8,391	793
Dominion Energy Inc	3,957	321
DTE Energy Co	5,956	792
Duke Energy Corp	6,400	614
Edison International	7,215	544
Entergy Corp	5,814	682
Evergy Inc	7,600	506
Eversource Energy	9,458	808
Exelon Corp	12,325	595
FirstEnergy Corp	14,493	699
NextEra Energy Inc	2,742	639
NiSource Inc	20,884	625
NRG Energy Inc	9,094	360
Pinnacle West Capital Corp	4,437	431
PPL Corp	20,593	649
Public Service Enterprise Group Inc	11,012	683
Sempra Energy	4,307	636
Southern Co/The	10,786	666
WEC Energy Group Inc	7,719	734
Xcel Energy Inc	11,560	750

		17,070

Total Common Stock
(Cost $78,558) ($ Thousands)		105,348

SEI Institutional Managed Trust / Annual Report / September 30, 2019	213

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 2.0%

Communication Services — 0.0%
Alphabet Inc
3.625%, 05/19/2021 (A)	$150	$154

Consumer Discretionary — 0.0%
Council of Europe Development Bank
2.625%, 02/13/2023 (A)	250	257
2.500%, 02/27/2024 (A)	250	259
Toyota Motor Credit MTN
3.200%, 01/11/2027 (A)	750	802
University of Southern California
5.250%, 10/01/2111 (A)	100	151

		1,469

Consumer Staples — 0.1%
Coca-Cola
3.200%, 11/01/2023 (A)	500	526
Colgate-Palmolive MTN
2.300%, 05/03/2022 (A)	250	254
2.250%, 11/15/2022 (A)	1,250	1,262
Procter & Gamble
2.150%, 08/11/2022 (A)	250	253
1.850%, 02/02/2021 (A)	250	250

		2,545

Energy — 0.1%
Chevron
2.954%, 05/16/2026 (A)	1,000	1,046
Equinor
2.450%, 01/17/2023 (A)	1,250	1,269
Nexen Energy ULC
5.875%, 03/10/2035 (A)	100	131
Shell International Finance BV
3.250%, 05/11/2025 (A)	250	265
XTO Energy
6.750%, 08/01/2037 (A)	300	432

		3,143

Financials — 1.4%
African Development Bank MTN
2.375%, 09/23/2021 (A)	1,750	1,771
Asian Development Bank MTN
2.750%, 03/17/2023 (A)	750	778
2.375%, 08/10/2027 (A)	500	523
1.875%, 08/10/2022 (A)	1,000	1,006
1.750%, 08/14/2026 (A)	500	502
Bank of Montreal MTN
2.550%, 11/06/2022 (A)	250	254
1.900%, 08/27/2021 (A)	750	749
Bank of New York Mellon
3.550%, 09/23/2021 (A)	200	206

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of Nova Scotia
4.375%, 01/13/2021 (A)	$250	$257
2.700%, 03/07/2022 (A)	500	509
Berkshire Hathaway
3.400%, 01/31/2022 (A)	150	156
2.750%, 03/15/2023 (A)	1,000	1,025
BlackRock
3.375%, 06/01/2022 (A)	500	521
Canadian Imperial Bank of Commerce
2.550%, 06/16/2022 (A)	500	508
CME Group
3.000%, 09/15/2022 (A)	100	103
3.000%, 03/15/2025 (A)	1,000	1,047
Commonwealth Bank of Australia NY
2.550%, 03/15/2021 (A)	1,750	1,763
European Bank for Reconstruction & Development MTN
2.750%, 03/07/2023 (A)	750	777
European Investment Bank
2.625%, 03/15/2024 (A)	1,000	1,043
2.500%, 10/15/2024 (A)	1,000	1,042
2.375%, 06/15/2022 (A)	750	765
1.875%, 02/10/2025 (A)	500	506
European Investment Bank MTN
2.875%, 08/15/2023 (A)	1,000	1,046
HSBC Holdings
5.100%, 04/05/2021 (A)	250	261
Inter-American Development Bank MTN
1.750%, 09/14/2022 (A)	1,000	1,003
International Bank for Reconstruction & Development
2.500%, 03/19/2024 (A)	750	778
1.750%, 04/19/2023 (A)	1,000	1,004
KFW
2.000%, 10/04/2022 (A)	1,000	1,011
Kreditanstalt fuer Wiederaufbau
2.625%, 02/28/2024 (A)	1,000	1,042
2.500%, 11/20/2024 (A)	1,000	1,043
2.375%, 08/25/2021 (A)	1,000	1,012
2.375%, 12/29/2022 (A)	1,000	1,023
2.125%, 03/07/2022 (A)	500	506
2.125%, 06/15/2022 (A)	500	506
2.125%, 01/17/2023 (A)	1,250	1,270
2.000%, 09/29/2022 (A)	750	758
1.875%, 11/30/2020 (A)	1,000	1,001
1.500%, 06/15/2021 (A)	500	498
Landwirtschaftliche Rentenbank
2.375%, 06/10/2025 (A)	250	259
2.250%, 10/01/2021 (A)	1,000	1,010
2.000%, 01/13/2025 (A)	250	254
1.375%, 10/23/2019 (A)	500	500

214	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Landwirtschaftliche Rentenbank MTN
1.750%, 07/27/2026 (A)	$750	$753
National Australia Bank
3.000%, 01/20/2023 (A)	200	205
1.875%, 07/12/2021 (A)	750	748
Nordic Investment Bank MTN
1.500%, 09/29/2020 (A)	1,000	996
Oesterreichische Kontrollbank
1.875%, 01/20/2021 (A)	750	750
Oesterreichische Kontrollbank MTN
2.875%, 03/13/2023 (A)	250	260
Svensk Exportkredit MTN
2.875%, 03/14/2023 (A)	1,000	1,039
Svenska Handelsbanken MTN
2.450%, 03/30/2021 (A)	1,000	1,006
Toronto-Dominion Bank MTN
2.125%, 04/07/2021 (A)	500	501
Wells Fargo Bank
3.550%, 08/14/2023 (A)	250	263
Wells Fargo Bank MTN
2.150%, 12/06/2019 (A)	500	500
Westpac Banking
4.875%, 11/19/2019 (A)	200	201
2.600%, 11/23/2020 (A)	1,000	1,006
2.000%, 08/19/2021 (A)	750	749

		40,573

Health Care — 0.1%
Johnson & Johnson
5.950%, 08/15/2037 (A)	300	426
3.375%, 12/05/2023 (A)	500	530
2.450%, 03/01/2026 (A)	1,000	1,017
Sanofi
4.000%, 03/29/2021 (A)	150	154

		2,127

Industrials — 0.0%
3M MTN
5.700%, 03/15/2037 (A)	150	197
GE Capital International Funding Unlimited Co
4.418%, 11/15/2035 (A)	750	785

		982

Information Technology — 0.2%
Apple Inc
2.850%, 02/23/2023 (A)	1,000	1,029
2.500%, 02/09/2022 (A)	500	508
2.400%, 05/03/2023 (A)	250	254
Automatic Data Processing
2.250%, 09/15/2020 (A)	500	501

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Microsoft
3.700%, 08/08/2046 (A)	$500	$569
3.300%, 02/06/2027 (A)	1,000	1,079
2.125%, 11/15/2022 (A)	500	507

		4,447

Utilities — 0.1%
Duke Energy Carolinas LLC
2.950%, 12/01/2026 (A)	1,000	1,036
Florida Power & Light
3.125%, 12/01/2025 (A)	1,000	1,056
Southern California Gas
5.125%, 11/15/2040 (A)	150	186

		2,278

Total Corporate Obligations
(Cost $56,555) ($ Thousands)		57,718

	Shares

EXCHANGE TRADED FUND — 0.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	174,608	22,259

Total Exchange Traded Fund
(Cost $20,240) ($ Thousands)		22,259

PREFERRED STOCK — 0.0%

Consumer Discretionary — 0.0%
Porsche Automobil Holding SE (F)	342	22
Volkswagen AG (F)	220	38

		60

Consumer Staples — 0.0%
Henkel AG & Co KGaA (F)	1,296	128

Health Care — 0.0%
Sartorius AG (F)	665	121

Materials — 0.0%
FUCHS PETROLUB SE (F)	1,520	57

Total Preferred Stock
(Cost $365) ($ Thousands)		366

Total Investments in Securities — 74.6%
(Cost $2,096,572) ($ Thousands)		$2,150,027

SEI Institutional Managed Trust / Annual Report / September 30, 2019	215

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Amsterdam Index	86	Oct-2019	$10,914	$10,879	$113
Australian 10-Year Bond	2,195	Dec-2019	219,553	218,138	2,336
Bloomberg Commodity Index	759	Dec-2019	5,938	5,890	(48)
Brent Crude	368	Nov-2019	21,784	21,804	20
Brent Crude	726	Nov-2019	44,181	42,456	(1,725)
CAC40 10 Euro Index	445	Oct-2019	27,584	27,537	335
Canadian 10-Year Bond	2,054	Dec-2019	223,646	221,224	(3,280)
Coffee C	118	Dec-2019	4,535	4,476	(59)
Copper	70	Dec-2019	4,526	4,512	(14)
Corn	165	Dec-2019	3,324	3,201	(123)
Cotton No. 2^	98	Dec-2019	2,924	2,981	57
Cotton No. 2	101	Dec-2019	3,316	3,072	(244)
DAX Index	73	Dec-2019	24,891	24,693	87
Euro STOXX 50	2,385	Dec-2019	92,325	92,435	1,208
Euro-Bob	787	Dec-2019	117,827	116,386	(805)
Euro-BTP	442	Dec-2019	71,123	70,276	(32)
Euro-Bund	3,714	Dec-2019	722,407	705,541	(7,945)
Euro-Buxl 30 Year Bond	115	Dec-2019	28,073	27,269	(662)
Feeder Cattle	21	Jan-2020	1,396	1,452	56
Feeder Cattle	63	Nov-2019	4,186	4,471	285
FTSE 100 Index	854	Dec-2019	77,675	77,704	839
FTSE MIB Index	233	Dec-2019	28,086	28,026	321
FTSE/JSE Top 40 Index	89	Dec-2019	3,137	2,895	(145)
Gasoline^	93	Dec-2019	6,082	5,973	(109)
Gasoline^	91	Oct-2019	5,722	5,987	265
Gasoline	47	Nov-2019	2,961	3,017	56
Gold	515	Dec-2019	74,514	75,854	1,340
Hang Seng China Enterprises Index	339	Nov-2019	22,173	22,076	(92)
Hang Seng Index	55	Nov-2019	9,139	9,135	(1)
Hang Seng Index	82	Nov-2019	13,619	13,620	3
IBEX	65	Oct-2019	6,451	6,542	180
Japanese 10-Year Bond	348	Dec-2019	501,499	499,162	618
Japanese 10-Year Bond	193	Dec-2019	279,335	276,834	(137)
Japanese 10-Year Government Bond E-MINI	2,051	Dec-2019	296,868	294,038	(318)
KC HRW Wheat	53	Dec-2019	1,113	1,100	(13)
KOSPI 200 Index	309	Dec-2019	17,329	17,705	415
Lean Hogs	143	Dec-2019	3,683	4,153	470
Live Cattle	372	Jan-2020	15,459	16,413	954
LME Copper^	266	Dec-2019	38,972	38,063	(909)
LME Lead	64	Dec-2019	3,210	3,420	210
LME Nickel	111	Dec-2019	9,465	11,365	1,900
LME Primary Aluminum^	226	Dec-2019	10,292	9,763	(529)
LME Zinc	260	Dec-2019	15,566	15,545	(21)
Long Gilt 10-Year Bond	932	Dec-2019	152,088	154,175	1,484
Low Sulphur Gasoil^	125	Dec-2019	7,344	7,247	(97)
Low Sulphur Gasoil	55	Dec-2019	3,093	3,189	96
Low Sulphur Gasoil	64	Nov-2019	3,595	3,754	159
MSCI Emerging Markets	2,362	Dec-2019	121,826	118,324	(3,502)
MSCI Taiwan Index	512	Nov-2019	20,631	20,844	213
Natural Gas^	399	Nov-2019	10,955	9,991	(964)
NY Harbor ULSD^	36	Oct-2019	2,773	2,869	96
NY Harbor ULSD	39	Dec-2019	3,020	3,093	73
NY Harbor ULSD^	55	Dec-2019	4,435	4,362	(73)

216	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
NYMEX Cocoa	128	Dec-2019	$3,048	$3,126	$78
NYMEX Cocoa	196	Mar-2020	4,837	4,814	(23)
OMX Stockholm 30	304	Oct-2019	5,176	5,095	(7)
Russell 2000 Index E-MINI	1,608	Dec-2019	127,124	122,610	(4,514)
S&P - Goldman Sachs Commodity Index	329	Oct-2019	33,715	33,241	(476)
S&P 500 Index E-MINI	3,760	Dec-2019	565,383	559,958	(5,425)
S&P Mid Cap 400 Index E-MINI	223	Dec-2019	43,852	43,217	(635)
S&P TSX 60 Index	76	Dec-2019	11,420	11,436	1
S&P TSX 60 Index	125	Dec-2019	18,813	18,809	(33)
Silver	361	Dec-2019	31,180	30,681	(499)
Soybean^	(59)	Jan-2020	(2,654)	(2,712)	(58)
Soybean	370	Nov-2019	16,430	16,761	331
Soybean	1	Jan-2020	45	46	1
Soybean Meal	83	Dec-2019	2,518	2,498	(20)
Soybean Oil	802	Dec-2019	14,139	13,993	(146)
Soybean Oil	241	Dec-2019	4,150	4,205	55
SPI 200 Index	386	Dec-2019	44,110	43,489	109
Sugar No. 11	812	May-2020	10,992	11,504	512
TOPIX Index	448	Dec-2019	64,605	65,827	1,588
U.S. 2-Year Treasury Note	1	Jan-2020	216	216	—
U.S. 5-Year Interest Rate Swap	615	Dec-2019	62,075	61,572	(503)
U.S. 10-Year Interest Rate Swap	980	Dec-2019	98,702	97,388	(1,314)
U.S. 10-Year Treasury Note	7,564	Dec-2019	992,153	985,684	(6,469)
U.S. Long Treasury Bond	411	Dec-2019	67,534	66,710	(824)
Wheat	144	Dec-2019	3,518	3,569	51
WTI Crude Oil^	169	Oct-2019	9,153	9,138	(15)
WTI Crude Oil^	(4)	Nov-2019	(220)	(216)	4

			$5,638,577	$5,587,590	$(25,889)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/30/19	GBP	49,599	USD	62,019	$828
Barclays PLC	10/30/19	EUR	71,125	USD	78,863	1,140
BNP Paribas	10/30/19	EUR	34,463	USD	37,963	302
BNP Paribas	10/30/19	HKD	41,100	USD	5,246	—
Brown Brothers Harriman	10/30/19	USD	5	AUD	7	—
Brown Brothers Harriman	10/30/19	HKD	550	USD	70	—
Brown Brothers Harriman	10/30/19	GBP	6,600	USD	8,187	44
Citigroup	12/18/19	CHF	382	USD	391	6
Citigroup	12/18/19	USD	391	CHF	382	(5)
Citigroup	12/18/19	USD	598	GBP	480	(5)
Citigroup	12/18/19	USD	2,550	MXN	51,604	32
Citigroup	12/18/19	USD	1,475	HKD	11,565	2
Citigroup	12/18/19	USD	1,172	HKD	9,170	(1)
Citigroup	12/18/19	USD	3,987	HUF	1,174,750	(143)
Citigroup	12/18/19	USD	4,062	CLP	2,909,850	(57)
Citigroup	12/18/19	USD	2,377	CZK	56,200	2
Citigroup	12/18/19	USD	2,416	CZK	56,200	(37)
Citigroup	12/18/19	USD	8,349	EUR	7,503	(119)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	217

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	12/18/19	USD	12,443	RUB	830,450	$220
Citigroup	12/18/19	USD	2,084	RUB	135,050	(24)
Citigroup	12/18/19	USD	17,482	PLN	68,800	(296)
Citigroup	12/18/19	USD	5,187	CNH	37,288	25
Citigroup	12/18/19	USD	13,340	CNH	94,863	(81)
Citigroup	12/18/19	USD	18,750	BRL	76,450	(477)
Citigroup	12/18/19	BRL	15,750	USD	3,810	45
Citigroup	12/18/19	BRL	3,150	USD	752	—
Citigroup	12/18/19	HKD	20,735	USD	2,643	(4)
Citigroup	12/18/19	USD	14,657	KRW	17,677,857	127
Citigroup	12/18/19	USD	6,081	KRW	7,221,118	(42)
Citigroup	12/18/19	USD	17,255	ZAR	267,300	197
Citigroup	12/18/19	USD	3,786	ZAR	56,300	(110)
Citigroup	12/18/19	USD	24,106	INR	1,757,900	542
Citigroup	12/18/19	ZAR	2,900	USD	191	2
Citigroup	12/18/19	ZAR	21,400	USD	1,380	(17)
Citigroup	12/18/19	GBP	13,664	USD	16,936	46
Citigroup	12/18/19	GBP	23,828	USD	29,192	(263)
Citigroup	12/18/19	PLN	37,450	USD	9,511	156
Citigroup	12/18/19	PLN	400	USD	100	—
Citigroup	12/18/19	CZK	40,700	USD	1,736	14
Citigroup	12/18/19	USD	30,820	MXN	624,386	418
Citigroup	12/18/19	USD	9,934	MXN	197,411	(57)
Citigroup	12/18/19	MXN	41,950	USD	2,116	17
Citigroup	12/18/19	MXN	43,200	USD	2,115	(46)
Citigroup	12/18/19	INR	115,700	USD	1,591	(32)
Citigroup	12/18/19	EUR	154,105	USD	171,700	2,663
Citigroup	12/18/19	HUF	1,044,800	USD	3,513	94
Citigroup	12/18/19	KRW	184,602	USD	155	1
Citigroup	12/18/19	KRW	875,323	USD	725	(6)
Citigroup	12/18/19	CLP	2,909,850	USD	4,062	58
JPMorgan Chase Bank	10/30/19	AUD	13,000	USD	8,783	7
JPMorgan Chase Bank	10/30/19	CAD	15,600	USD	11,760	(31)
JPMorgan Chase Bank	10/30/19	JPY	1,562,600	USD	14,583	90
JPMorgan Chase Bank	12/18/19	CHF	382	USD	391	5
JPMorgan Chase Bank	12/18/19	USD	391	CHF	382	(6)
JPMorgan Chase Bank	12/18/19	USD	598	GBP	480	(5)
JPMorgan Chase Bank	12/18/19	USD	2,377	CZK	56,200	2
JPMorgan Chase Bank	12/18/19	USD	2,416	CZK	56,200	(37)
JPMorgan Chase Bank	12/18/19	USD	2,550	MXN	51,604	31
JPMorgan Chase Bank	12/18/19	USD	1,475	HKD	11,564	1
JPMorgan Chase Bank	12/18/19	USD	1,172	HKD	9,171	(2)
JPMorgan Chase Bank	12/18/19	ZAR	2,900	USD	191	2
JPMorgan Chase Bank	12/18/19	USD	3,987	HUF	1,174,750	(143)
JPMorgan Chase Bank	12/18/19	USD	4,062	CLP	2,909,850	(57)
JPMorgan Chase Bank	12/18/19	USD	8,349	EUR	7,503	(120)
JPMorgan Chase Bank	12/18/19	USD	12,443	RUB	830,450	219
JPMorgan Chase Bank	12/18/19	USD	2,084	RUB	135,050	(25)
JPMorgan Chase Bank	12/18/19	USD	17,482	PLN	68,800	(296)

218	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	12/18/19	USD	5,187	CNH	37,288	$24
JPMorgan Chase Bank	12/18/19	USD	13,340	CNH	94,863	(81)
JPMorgan Chase Bank	12/18/19	USD	18,750	BRL	76,450	(478)
JPMorgan Chase Bank	12/18/19	BRL	15,750	USD	3,810	45
JPMorgan Chase Bank	12/18/19	BRL	3,150	USD	752	(1)
JPMorgan Chase Bank	12/18/19	HKD	20,735	USD	2,643	(4)
JPMorgan Chase Bank	12/18/19	USD	14,657	KRW	17,677,857	126
JPMorgan Chase Bank	12/18/19	USD	6,081	KRW	7,221,118	(42)
JPMorgan Chase Bank	12/18/19	USD	17,255	ZAR	267,300	196
JPMorgan Chase Bank	12/18/19	USD	3,786	ZAR	56,300	(111)
JPMorgan Chase Bank	12/18/19	ZAR	21,400	USD	1,380	(17)
JPMorgan Chase Bank	12/18/19	USD	24,106	INR	1,757,900	541
JPMorgan Chase Bank	12/18/19	GBP	13,664	USD	16,936	45
JPMorgan Chase Bank	12/18/19	GBP	23,828	USD	29,192	(264)
JPMorgan Chase Bank	12/18/19	PLN	37,450	USD	9,511	156
JPMorgan Chase Bank	12/18/19	PLN	400	USD	100	—
JPMorgan Chase Bank	12/18/19	CZK	40,700	USD	1,736	13
JPMorgan Chase Bank	12/18/19	USD	30,820	MXN	624,386	417
JPMorgan Chase Bank	12/18/19	USD	9,934	MXN	197,411	(58)
JPMorgan Chase Bank	12/18/19	MXN	41,950	USD	2,116	17
JPMorgan Chase Bank	12/18/19	MXN	43,200	USD	2,115	(46)
JPMorgan Chase Bank	12/18/19	INR	115,700	USD	1,591	(31)
JPMorgan Chase Bank	12/18/19	EUR	154,104	USD	171,701	2,665
JPMorgan Chase Bank	12/18/19	HUF	1,044,800	USD	3,513	94
JPMorgan Chase Bank	12/18/19	KRW	184,602	USD	155	—
JPMorgan Chase Bank	12/18/19	KRW	875,323	USD	725	(7)
JPMorgan Chase Bank	12/18/19	CLP	2,909,850	USD	4,062	57
State Street	10/30/19	CHF	5,800	USD	5,898	64

						$8,114

A list of the open OTC swap agreements held by the Fund at September 30, 2019 is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase	Bovespa Index	Negative Price Return	Positive Price Return	At Maturity	10/16/2019	BRL	$2,928	$23	$–	$23
JPMorgan Chase	TAIEX Index	Negative Price Return	Positive Price Return	At Maturity	10/16/2019	TWD	11,398	(23)	–	(23)
Bank of America	Bovespa Index	Negative Price Return	Positive Price Return	At Maturity	10/16/2019	BRL	19,157	166	–	166
Bank of America	Hang Seng Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2019	HKD	7,655	(13)	–	(13)
Bank of America	Hang Seng Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2019	HKD	30,233	(76)	–	(76)
JPMorgan Chase	Hang Seng Index	Negative Price Return	Positive Price Return	At Maturity	10/30/2019	HKD	22,722	(55)	–	(55)
Merrill Lynch	SGX Nifty 50	Negative Price Return	Positive Price Return	At Maturity	10/31/2019	USD	6,398	(52)	–	(52)
Citigroup	Soybean^	Negative Price Return	Positive Price Return	At Maturity	11/14/2019	USD	9,409	376	–	376
JPMorgan Chase	KOSPI Index	Negative Price Return	Positive Price Return	At Maturity	12/12/2019	KRW	21,465	444	–	444
Citigroup	NYMEX Cocoa^	Negative Price Return	Positive Price Return	At Maturity	12/13/2019	USD	200	(4)	–	(4)
Bank of America	Live Hogs^	Negative Price Return	Positive Price Return	At Maturity	12/13/2019	USD	28	1	–	1
Bank of America	NYMEX Cocoa^	Negative Price Return	Positive Price Return	At Maturity	12/13/2019	USD	74	(1)	–	(1)
Citigroup	Coffee C^	Negative Price Return	Positive Price Return	At Maturity	12/18/2019	USD	156	(4)	–	(4)
JPMorgan Chase	Swiss Market	Negative Price Return	Positive Price Return	At Maturity	12/20/2019	CHF	5,707	56	–	56
Bank of America	Swiss Market	Negative Price Return	Positive Price Return	At Maturity	12/20/2019	CHF	39,320	310	–	310
Merrill Lynch	Live Cattle^	Negative Price Return	Positive Price Return	At Maturity	12/31/2019	USD	2,135	160	–	160

SEI Institutional Managed Trust / Annual Report / September 30, 2019	219

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Accumulation Fund (Concluded)

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency		Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized ($
Citigroup	Soybean^	Negative Price Return	Positive Price Return	At Maturity	01/14/2020	USD	$1,881	50	$–	$50
Bank of America	Sugar No. 11^	Negative Price Return	Positive Price Return	At Maturity	02/28/2020	USD	107	6	–	6
Citigroup	Sugar No. 11^	Negative Price Return	Positive Price Return	At Maturity	02/28/2020	USD	13	1	–	1

								$1,365	$–	$1,365

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019 is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3 MONTH USD - LIBOR	2.50%	Semi-Annually	12/18/2021	USD	39,500	$735	$494	$241
3 MONTH USD - LIBOR	2.50%	Semi-Annually	12/18/2021	USD	80,000	1,272	1,556	(284)
3 MONTH USD - LIBOR	1.75%	Semi-Annually	03/18/2022	USD	534,200	2,894	1,989	905
3 MONTH USD - LIBOR	2.50%	Semi-Annually	12/18/2024	USD	116,694	5,729	3,691	2,038
3 MONTH USD - LIBOR	2.50%	Semi-Annually	12/18/2024	USD	16,000	748	801	(53)

						$11,378	$8,531	$2,847

Percentages are based on Net Assets of $2,880,438 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2019.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $27,115 ($ Thousands), representing 0.9% of the Net Assets of the Fund.

(D)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $68 ($ Thousands) and represented 0.0% of the Net Assets of the Fund (See Note 2).

(E)	Level 3 security in accordance with fair value hierarchy.

(F)	There is currently no rate available.

(G)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
CLP — Chilean Peso
CNH — Chinese Yuan Offshore
CZK — Czech Koruna
DAX — German Stock Index
ETF — Exchange-Traded Fund
EUR — Euro
FTSE — Financial Times and Stock Exchange
GBP — British Pound Sterling
HKD — Hong Kong Dollar
HUF — Hungarian Forint
IBEX — Spanish Stock Exchange Index
INR — Indian Rupee
JPY — Japanese Yen
JSE — Johannesburg Stock Exchange

KC HRW — Kansas City Hard Red Winter
KOSPI — Korea Composite Stock Price Index
KRW — Korean Won
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
LME — London Metal Exchange
Ltd. — Limited
MSCI — Morgan Stanley Capital International
MTN — Medium Term Note
MXN — Mexican Peso
NYMEX — New York Mercantile Exchange
OMX — Offset Market Exchange
OTC — Over the Counter
PLC — Public Limited Company
PLN — Polish Zloty
RUB — Russian Ruble
S&P — Standard & Poor’s
SGX — Singapore Exchange
SPI — Share Price Index
TAIEX — Taiwan Capitalization Weighted Stock Index
TOPIX — Tokyo Stock Exchange
TSX — Toronto Stock Exchange
TWD — Taiwan Dollar
ULC — Unlimited Liability Company
ULSD — Ultra-Low Sulfur Diesel
USD — United States Dollar
ZAR — South African Rand

220	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	1,426,105	–	1,426,105
Sovereign Debt	–	430,688	–	430,688
Foreign Common Stock	107,543	–	–(1)	107,543
Common Stock	105,348	–	–	105,348
Corporate Obligations	–	57,718	–	57,718
Exchange Traded Fund	22,259	–	–	22,259
Preferred Stock	366	–	–	366

Total Investments in Securities	235,516	1,914,511	–	2,150,027

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	16,919	–	–	16,919
Unrealized Depreciation	(42,808)	–	–	(42,808)
Forwards Contracts*
Unrealized Appreciation	–	11,798	–	11,798
Unrealized Depreciation	–	(3,684)	–	(3,684)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	1,593	–	1,593
Unrealized Depreciation	–	(228)	–	(228)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	3,184	–	3,184
Unrealized Depreciation	–	(337)	–	(337)

Total Other Financial Instruments	(25,889)	12,326	–	(13,563)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) One security with a market value of $0.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	221

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 43.3%

Communication Services — 6.0%
Altice France
7.375%, 05/01/2026 (A)	$2,200	$2,359
Altice Luxembourg
10.500%, 05/15/2027 (A)	1,180	1,330
AMC Entertainment Holdings
5.750%, 06/15/2025	1,000	953
AMC Networks
5.000%, 04/01/2024	400	412
American Media
10.500%, 12/31/2026	1,420	1,527
AT&T
4.250%, 03/01/2027	900	979
4.125%, 02/17/2026	400	432
3.600%, 07/15/2025	525	553
3.400%, 05/15/2025	750	782
CCO Holdings
5.750%, 02/15/2026 (A)	675	714
5.125%, 02/15/2023	130	132
5.000%, 02/01/2028 (A)	1,640	1,695
CenturyLink
5.800%, 03/15/2022	1,200	1,265
Charter Communications Operating
5.375%, 04/01/2038	250	279
5.125%, 07/01/2049	300	319
4.908%, 07/23/2025	2,700	2,962
4.200%, 03/15/2028	170	179
Clear Channel Worldwide Holdings
9.250%, 02/15/2024 (A)	426	468
Cogent Communications Group
5.375%, 03/01/2022 (A)	430	447

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024	$200	$206
Connect Finco SARL
6.750%, 10/01/2026 (A)	1,050	1,070
Diamond Sports Group
6.625%, 08/15/2027 (A)	280	291
5.375%, 08/15/2026 (A)	670	695
Digicel
6.000%, 04/15/2021	600	423
Digicel Group One
8.250%, 12/30/2022 (A)	61	36
Digicel Group Two
8.250%, 09/30/2022 (A)	263	54
DISH DBS
7.750%, 07/01/2026	2,600	2,645
6.750%, 06/01/2021	1,850	1,947
DISH Network
3.375%, 08/15/2026	490	449
Entercom Media
6.500%, 05/01/2027 (A)	1,050	1,097
Fox
5.476%, 01/25/2039 (A)	210	257
4.709%, 01/25/2029 (A)	40	46
4.030%, 01/25/2024 (A)	300	319
Frontier Communications
10.500%, 09/15/2022	595	275
8.500%, 04/01/2026 (A)	800	800
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)	650	679
Level 3 Financing
5.625%, 02/01/2023	1,150	1,164
4.625%, 09/15/2027 (A)	1,616	1,631
Match Group
5.000%, 12/15/2027 (A)	880	913
Mauritius Investments
6.500%, 10/13/2026 (A)	320	350
4.755%, 11/11/2024	400	405
Meredith
6.875%, 02/01/2026	525	534
Millicom International Cellular
6.625%, 10/15/2026 (A)	440	478
6.250%, 03/25/2029 (A)	530	579
5.125%, 01/15/2028 (A)	280	292
Myriad International Holdings BV
4.850%, 07/06/2027 (A)	1,140	1,258
National CineMedia
5.750%, 08/15/2026	500	485
Netflix
6.375%, 05/15/2029 (A)	680	753
5.875%, 11/15/2028	560	608
4.875%, 04/15/2028	800	814

222	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nexstar Broadcasting
5.625%, 08/01/2024 (A)		$1,150	$1,197
Outfront Media Capital
5.000%, 08/15/2027 (A)		145	152
Scripps (Escrow Security)
5.875%, 07/15/2027 (A)		450	457
Sirius XM Radio
5.375%, 04/15/2025 (A)		400	415
4.625%, 07/15/2024 (A)		120	124
SoftBank Group
6.000%, VAR USD ICE Swap 11:00 NY 5 Yr+4.226%, 01/19/2168		200	185
Sprint
7.875%, 09/15/2023		950	1,044
7.625%, 03/01/2026		1,360	1,501
Sprint Capital
8.750%, 03/15/2032		650	802
6.875%, 11/15/2028		260	283
Sprint Communications
11.500%, 11/15/2021		650	755
6.000%, 11/15/2022		1,450	1,540
Telecom Argentina
6.500%, 06/15/2021 (A)		140	127
Telecom Italia
5.303%, 05/30/2024 (A)		2,920	3,149
Telecom Italia Capital
6.000%, 09/30/2034		500	533
T-Mobile USA
4.750%, 02/01/2028		570	596
4.500%, 02/01/2026		600	618
0.000%, 03/01/2025 (B)(I)		300	–
0.000%, 01/15/2026 (B)(I)		600	–
Univision Communications
5.125%, 05/15/2023 (A)		2,900	2,909
UPC Holding BV
5.500%, 01/15/2028 (A)		330	342
Verizon Communications
3.376%, 02/15/2025		1,111	1,172
Virgin Media Secured Finance
5.000%, 04/15/2027	GBP	800	1,038
Vodafone Group
3.750%, 01/16/2024		$800	842

			59,121

Consumer Discretionary — 3.9%
1011778 BC ULC / New Red Finance
4.250%, 05/15/2024 (A)		880	905
3.875%, 01/15/2028 (A)		120	121
Allied Universal Holdco
6.625%, 07/15/2026 (A)		1,390	1,468
Altice Financing
7.500%, 05/15/2026 (A)		1,740	1,849

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
American Axle & Manufacturing
6.500%, 04/01/2027		$420	$400
6.250%, 04/01/2025		1,300	1,263
Boyd Gaming
6.000%, 08/15/2026		250	264
CalAtlantic Group
5.250%, 06/01/2026		330	327
Carriage Services
6.625%, 06/01/2026 (A)		840	861
CSC Holdings
6.500%, 02/01/2029 (A)		2,370	2,634
5.750%, 01/15/2030 (A)		1,525	1,594
Delphi Technologies
5.000%, 10/01/2025 (A)		650	575
eG Global Finance
6.750%, 02/07/2025 (A)		928	906
ESH Hospitality
4.625%, 10/01/2027 (A)		420	422
Europcar Mobility Group
4.125%, 11/15/2024 (A)	EUR	650	728
Ford Motor Credit
5.875%, 08/02/2021		$550	576
Ford Motor Credit LLC
3.219%, 01/09/2022		200	200
General Motors
4.000%, 04/01/2025		250	257
General Motors Financial
5.650%, 01/17/2029		175	193
Getty Images
9.750%, 03/01/2027 (A)		100	101
Gohl Capital
4.250%, 01/24/2027		320	334
GrubHub Holdings
5.500%, 07/01/2027 (A)		300	306
Hanesbrands
4.875%, 05/15/2026 (A)		1,130	1,194
Hilton Domestic Operating
5.125%, 05/01/2026		380	399
Hilton Worldwide Finance
4.875%, 04/01/2027		740	779
iHeartCommunications
6.375%, 05/01/2026		400	432
5.250%, 08/15/2027 (A)		250	260
Installed Building Products
5.750%, 02/01/2028 (A)		450	464
IRB Holding
6.750%, 02/15/2026 (A)		435	437
Jack Ohio Finance
10.250%, 11/15/2022 (A)		770	815
L Brands
5.625%, 10/15/2023		200	210
5.250%, 02/01/2028		1,440	1,340

SEI Institutional Managed Trust / Annual Report / September 30, 2019	223

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Las Vegas Sands
3.200%, 08/08/2024		$500	$509
Lennar
4.750%, 11/29/2027		570	611
Levi Strauss
5.000%, 05/01/2025		140	145
MGM China Holdings
5.875%, 05/15/2026 (A)		240	251
5.375%, 05/15/2024 (A)		200	208
MGM Resorts International
6.000%, 03/15/2023		1,450	1,597
Mohegan Gaming & Entertainment
7.875%, 10/15/2024 (A)		500	479
NCL
4.750%, 12/15/2021 (A)		530	539
Panther BF Aggregator 2
6.250%, 05/15/2026 (A)		850	895
PetSmart
7.125%, 03/15/2023 (A)		1,150	1,081
Pinewood Finance
3.250%, 09/30/2025 (A)	GBP	400	503
Sally Holdings
5.625%, 12/01/2025		$400	407
Sands China
5.125%, 08/08/2025		700	769
Scientific Games International
10.000%, 12/01/2022		244	254
8.250%, 03/15/2026 (A)		700	743
5.000%, 10/15/2025 (A)		1,550	1,599
Silversea Cruise Finance
7.250%, 02/01/2025 (A)		600	641
Starbucks
3.800%, 08/15/2025		875	947
Viking Cruises
5.875%, 09/15/2027 (A)		1,000	1,060
VOC Escrow
5.000%, 02/15/2028 (A)		1,970	2,034
WW International
8.625%, 12/01/2025 (A)		620	643

			38,529

Consumer Staples — 1.6%
Albertsons
5.875%, 02/15/2028 (A)		475	503
Altria Group
5.950%, 02/14/2049		300	353
4.800%, 02/14/2029		380	416
4.400%, 02/14/2026		135	144
3.800%, 02/14/2024		875	915
Anheuser-Busch
3.650%, 02/01/2026		3,450	3,696

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Anheuser-Busch InBev Finance
3.300%, 02/01/2023	$1,049	$1,089
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	1,350	1,767
Central American Bottling
5.750%, 01/31/2027 (A)	180	191
Constellation Brands
4.400%, 11/15/2025	325	359
3.150%, 08/01/2029	600	612
H-Food Holdings
8.500%, 06/01/2026 (A)	500	372
HLF Financing Sarl
7.250%, 08/15/2026 (A)	450	454
Kraft Heinz Foods
3.750%, 04/01/2030 (A)	250	252
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	720	754
Lindley
4.625%, 04/12/2023	190	200
Performance Food Group
5.500%, 06/01/2024 (A)	300	306
5.500%, 10/15/2027 (A)	450	474
Post Holdings
5.750%, 03/01/2027 (A)	600	636
5.625%, 01/15/2028 (A)	800	848
Prosperous Ray
4.625%, 11/12/2023	500	535
Reynolds American
4.450%, 06/12/2025	125	133
Spectrum Brands
5.000%, 10/01/2029 (A)	205	209

		15,218

Energy — 8.3%
Antero Resources
5.125%, 12/01/2022	1,050	923
Berry Petroleum
7.000%, 02/15/2026 (A)	1,000	958
Blue Racer Midstream
6.625%, 07/15/2026 (A)	480	474
BP Capital Markets America
3.224%, 04/14/2024	1,025	1,066
Buckeye Partners
4.350%, 10/15/2024	245	239
4.125%, 12/01/2027	90	79
3.950%, 12/01/2026	435	383
Cheniere Corpus Christi Holdings
7.000%, 06/30/2024	250	288
5.125%, 06/30/2027	850	930
Cheniere Energy Partners
5.250%, 10/01/2025	635	659
4.500%, 10/01/2029 (A)	1,285	1,315

224	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Chesapeake Energy
8.000%, 01/15/2025	$475	$343
8.000%, 06/15/2027	1,050	714
7.000%, 10/01/2024	50	36
6.125%, 02/15/2021	370	364
Continental Resources
4.500%, 04/15/2023	650	675
4.375%, 01/15/2028	100	103
Covey Park Energy
7.500%, 05/15/2025 (A)	1,090	872
DCP Midstream Operating
6.750%, 09/15/2037 (A)	770	810
6.450%, 11/03/2036 (A)	115	120
5.375%, 07/15/2025	1,000	1,065
Devon Energy
5.850%, 12/15/2025	1,021	1,214
5.000%, 06/15/2045	200	231
Diamondback Energy Inc
4.750%, 11/01/2024	2,415	2,472
Endeavor Energy Resources
5.500%, 01/30/2026 (A)	400	416
Energy Transfer Operating
4.200%, 09/15/2023	3,225	3,389
Ensign Drilling
9.250%, 04/15/2024 (A)	900	841
Enterprise Products Operating
4.909%, VAR ICE LIBOR USD 3 Month+2.778%, 06/01/2067	395	366
3.750%, 02/15/2025	500	532
3.700%, 02/15/2026	300	319
EQM Midstream Partners
4.750%, 07/15/2023	1,474	1,479
Eterna Capital Pte
8.000%, 12/11/2022	42	30
Exterran Energy Solutions
8.125%, 05/01/2025	700	697
Extraction Oil & Gas
7.375%, 05/15/2024 (A)	90	59
5.625%, 02/01/2026 (A)	930	570
Gazprom OAO Via Gaz Capital
5.150%, 02/11/2026 (A)	940	1,023
4.950%, 03/23/2027 (A)	800	864
Gazprom OAO Via Gaz Capital MTN
7.288%, 08/16/2037	300	397
Genesis Energy
6.000%, 05/15/2023	990	994
GNL Quintero
4.634%, 07/31/2029	400	429
Gulfport Energy
6.375%, 05/15/2025	1,800	1,278
KazMunayGas National JSC
4.750%, 04/19/2027 (A)	1,100	1,190

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
KazTransGas JSC
4.375%, 09/26/2027 (A)	$1,190	$1,247
Lukoil International Finance BV
4.563%, 04/24/2023	220	232
Marathon Petroleum
3.800%, 04/01/2028	325	339
3.625%, 09/15/2024	350	366
MEG Energy
7.000%, 03/31/2024 (A)	2,160	2,084
Montage Resources
8.875%, 07/15/2023	1,480	1,132
MPLX
4.800%, 02/15/2029	250	276
4.000%, 03/15/2028	950	990
Newfield Exploration
5.625%, 07/01/2024	650	717
NGL Energy Partners
7.500%, 11/01/2023	1,150	1,170
NGPL PipeCo
7.768%, 12/15/2037 (A)	1,300	1,684
Noble Energy
3.250%, 10/15/2029	450	446
Noble Holding International
6.050%, 03/01/2041	900	382
Northern Oil and Gas
8.500% cash/0% PIK, 05/15/2023	760	783
Oasis Petroleum
6.875%, 03/15/2022	650	606
6.875%, 01/15/2023	1,670	1,528
Occidental Petroleum
6.600%, 03/15/2046	180	235
5.550%, 03/15/2026	725	818
4.400%, 08/15/2049	300	308
3.637%, VAR ICE LIBOR USD 3 Month+1.450%, 08/15/2022	725	730
3.200%, 08/15/2026	375	378
2.900%, 08/15/2024	2,040	2,055
Petrobras Global Finance BV
6.900%, 03/19/2049	220	252
5.750%, 02/01/2029	400	441
5.299%, 01/27/2025	3,160	3,449
5.093%, 01/15/2030 (A)	1,731	1,806
Petroleos de Venezuela
6.000%, 10/28/2022 (C)(D)	8,860	532
6.000%, 05/16/2024 (C)(D)	3,790	303
6.000%, 11/15/2026 (C)(D)	1,110	89
5.500%, 04/12/2037 (C)(D)	130	10
5.375%, 04/12/2027 (C)(D)	2,570	206
Petroleos Mexicanos
7.690%, 01/23/2050 (A)	796	830
6.625%, 06/15/2035	30	29
6.500%, 03/13/2027	470	488

SEI Institutional Managed Trust / Annual Report / September 30, 2019	225

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.490%, 01/23/2027 (A)		$380	$397
6.350%, 02/12/2048		310	285
Petroleos Mexicanos MTN
6.750%, 09/21/2047		20	19
5.125%, 03/15/2023	EUR	1,040	1,245
Phillips
66 3.900%, 03/15/2028		$525	567
Plains All American Pipeline
4.500%, 12/15/2026		400	424
3.650%, 06/01/2022		1,700	1,744
3.600%, 11/01/2024		175	179
QEP Resources
5.625%, 03/01/2026		1,300	1,122
Range Resources
5.875%, 07/01/2022		100	95
5.000%, 03/15/2023		1,450	1,269
Reliance Industries
3.667%, 11/30/2027 (A)		490	512
ReNew Power Synthetic
6.670%, 03/12/2024		200	203
Rockies Express Pipeline
7.500%, 07/15/2038 (A)		840	937
Sabine Pass Liquefaction
6.250%, 03/15/2022		700	754
5.625%, 03/01/2025		800	898
SemGroup
5.625%, 11/15/2023		150	153
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)		870	739
SM Energy
6.750%, 09/15/2026		200	175
5.000%, 01/15/2024		1,075	965
Sunoco
5.500%, 02/15/2026		240	250
Targa Resources Partners
6.875%, 01/15/2029 (A)		680	743
6.500%, 07/15/2027 (A)		400	436
5.250%, 05/01/2023		1,000	1,009
Total Capital International
2.829%, 01/10/2030		1,350	1,387
Transocean
7.500%, 01/15/2026 (A)		500	445
Transocean Sentry
5.375%, 05/15/2023 (A)		750	749
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)		1,250	1,094
Western Midstream Operating
5.450%, 04/01/2044		440	390
4.000%, 07/01/2022		200	203
Whiting Petroleum
6.250%, 04/01/2023		950	731
5.750%, 03/15/2021		100	96

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Williams
8.750%, 03/15/2032		$200	$288
WPX Energy
8.250%, 08/01/2023		300	338
5.750%, 06/01/2026		200	205
5.250%, 10/15/2027		250	251
YPF
8.500%, 03/23/2021 (A)		1,920	1,677

			81,121

Financials — 7.9%
AIA Group
3.900%, 04/06/2028 (A)		475	516
AIA Group MTN
3.200%, 03/11/2025 (A)		425	438
AIB Group MTN
4.750%, 10/12/2023 (A)		550	582
Akbank T.A.S.
6.797%, VAR USD Swap Semi 30/360 5 Yr Curr+4.029%, 04/27/2028		200	179
American International Group
4.200%, 04/01/2028		275	300
3.900%, 04/01/2026		325	346
Arch Capital Finance
4.011%, 12/15/2026		1,025	1,121
Avolon Holdings Funding
5.125%, 10/01/2023 (A)		690	732
Banco Bilbao Vizcaya Argentaria
5.875%, VAR EUR Swap Annual 5 Yr+5.660%, 12/24/2167	EUR	800	922
Banco de Bogota
6.250%, 05/12/2026 (A)		$780	881
Banco de Credito del Peru
2.700%, 01/11/2025 (A)		590	590
Banco de Sabadell
6.500%, VAR EUR Swap Annual 5 Yr+6.414%, 08/18/2168	EUR	800	870
Banco do Brasil
9.000%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+6.362%, 06/29/2049		$200	224
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.398%, 10/15/2167		1,140	1,123
Banco Mercantil del Norte
7.625%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.353%, 10/06/2167 (A)		200	204
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470%, 09/27/2167 (A)		250	253

226	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.967%, 09/27/2167 (A)		$420	$420
Banco Santander
4.250%, 04/11/2027		400	428
3.306%, 06/27/2029		400	413
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
4.125%, 11/09/2022		200	208
Bank of America
6.250%, VAR ICE LIBOR USD 3 Month+3.705%, 03/05/2168		150	163
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028		515	538
Bank of America MTN
4.200%, 08/26/2024		550	590
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/2028		1,525	1,637
2.816%, VAR ICE LIBOR USD 3 Month+0.930%, 07/21/2023		575	584
Barclays
8.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.672%, 09/15/2168		1,370	1,457
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%, 12/15/2167		370	385
7.625%, 11/21/2022		350	386
7.125%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+6.579%, 09/15/2168	GBP	700	913
5.088%, VAR ICE LIBOR USD 3 Month+3.054%, 06/20/2030		$200	209
4.610%, VAR ICE LIBOR USD 3 Month+1.400%, 02/15/2023		1,225	1,272
BBVA Bancomer
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.650%, 01/18/2033 (A)		410	391
BNP Paribas
7.375%, VAR USD Swap Semi 30/360 5 Yr Curr+5.150%, 02/19/2168 (A)		400	447
3.375%, 01/09/2025 (A)		1,000	1,033
BPCE
4.625%, 09/12/2028 (A)		500	562
4.000%, 09/12/2023 (A)		950	1,001
China Evergrande Group
8.250%, 03/23/2022		200	179
CIT Group
6.125%, 03/09/2028		195	228
5.250%, 03/07/2025		185	202
Citigroup
6.300%, VAR ICE LIBOR USD 3 Month+3.423%, 11/15/2167		1,250	1,328

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.950%, VAR ICE LIBOR USD 3 Month+3.905%, 11/15/2167		$124	$131
5.950%, VAR ICE LIBOR USD 3 Month+4.095%, 08/15/2020		700	715
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 08/15/2168		675	702
4.125%, 07/25/2028		650	698
3.700%, 01/12/2026		825	876
3.400%, 05/01/2026		1,675	1,749
Comerica Bank
2.500%, 07/23/2024		1,075	1,085
Cooperatieve Rabobank UA
4.625%, VAR EUR Swap Annual 5 Yr+4.098%, 12/29/2167	EUR	1,400	1,656
Country Garden Holdings
7.250%, 04/04/2021		$500	501
Credit Agricole
8.125%, VAR USD Swap Semi 30/360 5 Yr Curr+6.185%, 03/23/2168 (A)		250	294
6.500%, VAR EUR Swap Annual 5 Yr+5.120%, 06/23/2168	EUR	490	577
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.416%, 10/05/2027		$470	421
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%, 01/17/2168 (A)		410	438
7.250%, VAR USD Swap Semi 30/360 5 Yr Curr+4.332%, 03/12/2168 (A)		200	214
6.250%, VAR USD Swap Semi 30/360 5 Yr Curr+3.455%, 12/18/2167 (A)		200	212
3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/2029 (A)		600	631
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026		802	881
Danske Bank
5.750%, VAR EUR Swap Annual 6 Yr+4.640%, 10/06/2167	EUR	550	608
5.375%, 01/12/2024 (A)		$210	231
5.000%, 01/12/2022 (A)		200	210
Deutsche Bank
4.500%, 04/01/2025		950	914
Deutsche Bank NY
4.875%, VAR USD ICE Swap 11:00 NY 5 Yr+2.553%, 12/01/2032		1,200	1,086
Donnelley Financial Solutions
8.250%, 10/15/2024		200	207
Easy Tactic
8.125%, 02/27/2023		200	192
8.125%, 07/11/2024		240	226
Global Aircraft Leasing
6.500% cash/0% PIK, 09/15/2024 (A)		2,575	2,607

SEI Institutional Managed Trust / Annual Report / September 30, 2019	227

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group
5.150%, 05/22/2045		$400	$475
HSBC Holdings
5.250%, VAR EUR Swap Annual 5 Yr+4.383%, 03/16/2168	EUR	700	820
3.803%, VAR ICE LIBOR USD 3 Month+1.211%, 03/11/2025		$700	730
Huarong Finance 2017
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%, 07/24/2168		200	202
Huarong Finance 2017 MTN
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983%, 05/07/2168		310	310
Huarong Finance 2019 MTN
3.750%, 05/29/2024		540	551
Huarong Finance II MTN
5.000%, 11/19/2025		210	226
4.625%, 06/03/2026		200	211
HUB International
7.000%, 05/01/2026 (A)		435	447
Huntington Bancshares
2.625%, 08/06/2024		1,350	1,363
ICICI Bank
5.750%, 11/16/2020		420	433
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)		3,080	3,272
5.017%, 06/26/2024 (A)		500	515
JPMorgan Chase & Co
5.419%, VAR ICE LIBOR USD 3 Month+3.320%, 01/01/2168		900	900
5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 11/01/2167		800	809
Kaisa Group Holdings
8.500%, 06/30/2022		200	181
Lloyds Banking Group
6.375%, VAR EUR Swap Annual 5 Yr+5.290%, 06/27/2168	EUR	1,000	1,121
Morgan Stanley
5.550%, VAR ICE LIBOR USD 3 Month+3.810%, 07/15/2020		$1,050	1,064
3.625%, 01/20/2027		900	953
Morgan Stanley MTN
3.950%, 04/23/2027		1,100	1,164
3.700%, 10/23/2024		2,675	2,832
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025		475	480
Nationwide Building Society
3.960%, VAR ICE LIBOR USD 3 Month+1.855%, 07/18/2030 (A)		450	470

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Navient
6.625%, 07/26/2021		$1,100	$1,155
NE Property BV
3.750%, 02/26/2021	EUR	200	228
Oversea-Chinese Banking MTN
4.250%, 06/19/2024		$800	849
Quicken Loans
5.750%, 05/01/2025 (A)		1,810	1,867
Refinitiv US Holdings
8.250%, 11/15/2026 (A)		750	828
Royal Bank of Scotland Group
4.424%, VAR ICE LIBOR USD 3 Month+2.320%, 09/30/2027		1,000	942
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023		700	709
Royal Bank of Scotland Group PLC
8.000%, VAR USD Swap Semi 30/360 5 Yr Curr+5.720%, 09/30/2167		750	827
Springleaf Finance
6.625%, 01/15/2028		900	968
TC Ziraat Bankasi MTN
5.125%, 09/29/2023 (A)		200	187
Turkiye Vakiflar Bankasi TAO
8.125%, 03/28/2024 (A)		260	265
UBS Group Funding Switzerland
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.344%, 07/31/2168 (A)		910	966
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.866%, 12/29/2049		1,050	1,152
5.750%, VAR EUR Swap Annual 5 Yr+5.287%, 12/29/2049	EUR	750	895
UniCredit
8.000%, VAR USD Swap Semi 30/360 5 Yr Curr+5.180%, 06/03/2168		$1,050	1,090
UniCredit MTN
7.296%, VAR USD ICE Swap 11:00 NY 5 Yr+4.914%, 04/02/2034 (A)		660	745
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%, 06/15/2168		525	579
Westpac Banking
5.000%, VAR USD ICE Swap 11:00 NY 5 Yr+2.888%, 03/21/2168		300	294
Yapi ve Kredi Bankasi MTN
13.875%, VAR USD Swap Semi 30/360 5 Yr Curr+11.245%, 07/15/2168		480	516
8.250%, 10/15/2024 (A)		500	518
6.100%, 03/16/2023		200	196

			77,622

Health Care — 3.3%
AbbVie
3.600%, 05/14/2025		500	520

228	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Acadia Healthcare
5.625%, 02/15/2023	$1,200	$1,223
ASP AMC
8.000%, 05/15/2025 (A)	640	435
Bausch Health
5.875%, 05/15/2023 (A)	290	294
Bausch Health Americas
9.250%, 04/01/2026 (A)	1,840	2,091
8.500%, 01/31/2027 (A)	950	1,066
Bayer US Finance II
4.375%, 12/15/2028 (A)	300	324
4.250%, 12/15/2025 (A)	500	534
3.500%, 06/25/2021 (A)	1,325	1,352
Becton Dickinson
3.700%, 06/06/2027	690	733
3.363%, 06/06/2024	1,050	1,095
2.894%, 06/06/2022	1,150	1,167
Bristol-Myers Squibb
4.250%, 10/26/2049 (A)	330	383
Celgene
3.900%, 02/20/2028	100	110
3.875%, 08/15/2025	170	183
Centene
6.125%, 02/15/2024	1,440	1,498
CHS
8.000%, 03/15/2026 (A)	490	489
Cigna
3.750%, 07/15/2023	2,050	2,147
CVS Health
4.780%, 03/25/2038	1,060	1,161
4.100%, 03/25/2025	2,750	2,938
DaVita HealthCare Partners
5.125%, 07/15/2024	1,000	1,016
Elanco Animal Health
4.272%, 08/28/2023	1,425	1,496
Encompass Health
4.500%, 02/01/2028	400	404
Envision Healthcare
8.750%, 10/15/2026 (A)	500	305
HCA
5.875%, 05/01/2023	950	1,045
5.625%, 09/01/2028	1,760	1,961
5.500%, 06/15/2047	1,280	1,439
Hill-Rom Holdings
4.375%, 09/15/2027 (A)	140	143
Immucor
11.125%, 02/15/2022 (A)	650	657
Magellan Health
4.900%, 09/22/2024	520	519
MPH Acquisition Holdings
7.125%, 06/01/2024 (A)	670	617

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Polaris Intermediate
8.500% cash/0% PIK, 12/01/2022 (A)	$750	$638
Tenet Healthcare
8.125%, 04/01/2022	1,830	1,979

		31,962

Industrials — 4.9%
AECOM
5.125%, 03/15/2027	950	996
AerCap Ireland Capital DAC
4.875%, 01/16/2024	400	432
4.625%, 07/01/2022	2,300	2,429
Aeropuertos Dominicanos Siglo XXI
6.750%, 03/30/2029 (A)	350	368
Air Lease
3.250%, 03/01/2025	350	356
Air Lease MTN
3.750%, 06/01/2026	600	623
Allison Transmission
5.000%, 10/01/2024 (A)	100	102
Avis Budget Car Rental
6.375%, 04/01/2024 (A)	700	731
Bioceanico Sovereign Certificate
3.052%, 06/05/2034 (A)(E)	150	104
Boeing
3.450%, 11/01/2028	375	402
3.250%, 03/01/2028	425	446
3.250%, 02/01/2035	410	425
2.700%, 02/01/2027	170	173
2.600%, 10/30/2025	475	482
Bombardier
7.500%, 03/15/2025 (A)	1,000	999
6.125%, 01/15/2023 (A)	2,050	2,088
Builders FirstSource
6.750%, 06/01/2027 (A)	400	431
Cleaver-Brooks
7.875%, 03/01/2023 (A)	410	388
Core & Main Holdings
8.625% cash/0% PIK, 09/15/2024 (A)	650	655
DAE Funding
5.750%, 11/15/2023 (A)	1,530	1,608
DP World MTN
5.625%, 09/25/2048 (A)	1,150	1,328
Dun & Bradstreet
6.875%, 08/15/2026 (A)	1,150	1,253
Embraer Netherlands Finance
5.050%, 06/15/2025	67	73
Embraer Netherlands Finance BV
5.400%, 02/01/2027	100	113
Embraer Overseas
5.696%, 09/16/2023	170	188

SEI Institutional Managed Trust / Annual Report / September 30, 2019	229

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fortune Brands Home & Security
4.000%, 09/21/2023	$1,275	$1,348
GE Capital International Funding Unlimited Co
3.373%, 11/15/2025	400	408
General Electric
2.700%, 10/09/2022	100	100
General Electric MTN
6.875%, 01/10/2039	1,470	1,945
3.100%, 01/09/2023	275	278
GFL Environmental
8.500%, 05/01/2027 (A)	895	992
5.625%, 05/01/2022 (A)	50	51
5.375%, 03/01/2023 (A)	530	537
H&E Equipment Services
5.625%, 09/01/2025	750	772
Harsco
5.750%, 07/31/2027 (A)	590	614
Herc Holdings
5.500%, 07/15/2027 (A)	725	754
Hertz
7.625%, 06/01/2022 (A)	450	469
IAA
5.500%, 06/15/2027 (A)	250	264
IHS Markit
3.625%, 05/01/2024	425	440
JB Poindexter
7.125%, 04/15/2026 (A)	320	331
Lockheed Martin
3.550%, 01/15/2026	325	348
Mexico City Airport Trust
5.500%, 10/31/2046 (A)	400	396
5.500%, 07/31/2047 (A)	892	885
4.250%, 10/31/2026 (A)	210	211
3.875%, 04/30/2028 (A)	1,190	1,168
MHP Lux
6.950%, 04/03/2026	220	228
Mobile Mini
5.875%, 07/01/2024	50	51
MV24 Capital BV
6.748%, 06/01/2034 (A)	200	206
Northrop Grumman
3.250%, 01/15/2028	1,950	2,046
2.930%, 01/15/2025	1,000	1,031
Park Aerospace Holdings
4.500%, 03/15/2023 (A)	170	176
Park-Ohio Industries
6.625%, 04/15/2027	1,440	1,375
Prime Security Services Borrower
9.250%, 05/15/2023 (A)	363	382
5.750%, 04/15/2026 (A)	900	937
5.250%, 04/15/2024 (A)	140	144

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Republic Services
2.500%, 08/15/2024	$750	$758
Sensata Technologies
4.375%, 02/15/2030 (A)	230	230
Standard Industries
6.000%, 10/15/2025 (A)	770	807
Stanley Black & Decker
4.250%, 11/15/2028	650	740
Swire Pacific Financing MTN
4.500%, 10/09/2023	950	1,016
Titan Acquisition
7.750%, 04/15/2026 (A)	1,400	1,313
TransDigm
6.500%, 05/15/2025	390	405
6.375%, 06/15/2026	994	1,046
United Rentals North America
6.500%, 12/15/2026	1,310	1,427
5.875%, 09/15/2026	185	197
5.250%, 01/15/2030	140	147
4.875%, 01/15/2028	1,100	1,144
4.625%, 07/15/2023	140	143
United Technologies
4.125%, 11/16/2028	250	283
Waste Management
3.200%, 06/15/2026	475	501
XPO CNW
6.700%, 05/01/2034	1,770	1,735

		47,972

Information Technology — 2.0%
Amkor Technology
6.625%, 09/15/2027 (A)	400	436
Apple
3.200%, 05/11/2027	525	557
Banff Merger Sub
9.750%, 09/01/2026 (A)	200	191
Broadcom
4.250%, 04/15/2026 (A)	625	646
3.625%, 01/15/2024	2,925	2,991
3.625%, 10/15/2024 (A)	800	813
3.125%, 10/15/2022 (A)	1,100	1,114
3.125%, 01/15/2025	50	50
CDK Global
5.250%, 05/15/2029 (A)	480	497
CommScope Finance
8.250%, 03/01/2027 (A)	380	370
CommScope Technologies
5.000%, 03/15/2027 (A)	170	140
Dell International
6.020%, 06/15/2026 (A)	475	534
5.450%, 06/15/2023 (A)	525	571

230	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
EIG Investors
10.875%, 02/01/2024		$100	$104
EMC
3.375%, 06/01/2023		1,650	1,650
Fiserv
3.800%, 10/01/2023		300	318
3.200%, 07/01/2026		775	802
2.750%, 07/01/2024		1,175	1,195
Global Payments
3.200%, 08/15/2029		225	228
2.650%, 02/15/2025		400	402
Go Daddy Operating
5.250%, 12/01/2027 (A)		260	273
Hewlett Packard Enterprise
4.900%, 10/15/2025		865	957
3.500%, 10/05/2021		500	513
3.009%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021		925	925
j2 Cloud Services
6.000%, 07/15/2025 (A)		740	781
NXP BV
4.625%, 06/15/2022 (A)		1,000	1,047
PayPal Holdings
2.650%, 10/01/2026		1,250	1,259

			19,364

Materials — 3.2%
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)		1,420	1,512
Aleris International
10.750%, 07/15/2023 (A)		450	474
Anglo American Capital
4.000%, 09/11/2027 (A)		250	258
ArcelorMittal
6.125%, 06/01/2025		370	416
ARD Finance
7.125% cash/0% PIK, 09/15/2023		500	515
ARD Securities Finance SARL
8.750% cash/0% PIK, 01/31/2023 (A)		240	249
Ardagh Packaging Finance
4.750%, 07/15/2027	GBP	700	882
Barrick North America Finance
5.750%, 05/01/2043		$250	327
Berry Global
5.625%, 07/15/2027 (A)		550	569
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.093%, 10/19/2075 (A)		630	736
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)		1,200	1,202
Constellium
5.750%, 05/15/2024 (A)		500	514

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
DuPont de Nemours
4.493%, 11/15/2025		$450	$497
4.205%, 11/15/2023		725	777
First Quantum Minerals
7.250%, 04/01/2023 (A)		1,820	1,793
Freeport-McMoRan
5.450%, 03/15/2043		2,760	2,487
3.550%, 03/01/2022		248	248
Glencore Funding
4.125%, 03/12/2024 (A)		400	420
4.000%, 04/16/2025 (A)		750	780
4.000%, 03/27/2027 (A)		500	514
Hudbay Minerals
7.625%, 01/15/2025 (A)		770	781
Huntsman International
4.500%, 05/01/2029		375	394
LABL Escrow Issuer
6.750%, 07/15/2026 (A)		950	990
Mercer International
7.375%, 01/15/2025 (A)		480	500
Metinvest BV
7.750%, 04/23/2023 (A)		375	395
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)		410	241
Novelis
5.875%, 09/30/2026 (A)		716	751
Pactiv
8.375%, 04/15/2027		1,010	1,096
Phosagro OAO Via Phosagro Bond Funding DAC
3.949%, 04/24/2023 (A)		550	564
PQ
6.750%, 11/15/2022 (A)		900	932
Resolute Forest Products
5.875%, 05/15/2023		550	550
Reynolds Group
7.000%, 07/15/2024 (A)		105	109
Samarco Mineracao
5.750%, 10/24/2023 (C)(D)		200	150
SASOL Financing USA
5.875%, 03/27/2024		1,080	1,167
Sherwin-Williams
3.450%, 08/01/2025		875	914
Sociedad Quimica y Minera de Chile
4.375%, 01/28/2025		220	232
Starfruit Finco BV
8.000%, 10/01/2026 (A)		650	651
Suzano Austria GmbH
6.000%, 01/15/2029		1,130	1,228
5.750%, 07/14/2026		400	442
Syngenta Finance MTN
1.250%, 09/10/2027	EUR	200	213

SEI Institutional Managed Trust / Annual Report / September 30, 2019	231

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Teck Resources
6.000%, 08/15/2040	$200	$216
5.400%, 02/01/2043	480	492
Trivium Packaging Finance BV
5.500%, 08/15/2026 (A)	750	788
Vale Overseas
6.250%, 08/10/2026	1,134	1,307
Valvoline
5.500%, 07/15/2024	650	676
4.375%, 08/15/2025	500	509

		31,458

Real Estate — 0.9%
Alexandria Real Estate Equities
3.800%, 04/15/2026	350	372
3.375%, 08/15/2031	375	392
American Tower
5.000%, 02/15/2024	1,000	1,105
3.375%, 05/15/2024	925	961
CoreCivic
4.625%, 05/01/2023	1,000	969
Essex Portfolio
3.000%, 01/15/2030	400	404
Five Point Operating
7.875%, 11/15/2025 (A)	770	782
iStar
4.625%, 09/15/2020	530	536
MPT Operating Partnership
6.375%, 03/01/2024	895	938
5.000%, 10/15/2027	710	744
Spirit Realty
3.200%, 01/15/2027	600	595
VEREIT Operating Partnership
4.875%, 06/01/2026	1,000	1,108

		8,906

Utilities — 1.3%
Alliant Energy Finance
4.250%, 06/15/2028 (A)	125	134
3.750%, 06/15/2023 (A)	325	340
AmeriGas Partners
5.875%, 08/20/2026	75	82
Dominion Energy
3.071%, 08/15/2024	575	589
Eskom Holdings SOC MTN
6.750%, 08/06/2023	230	236
6.350%, 08/10/2028	500	535
Greenko Investment
4.875%, 08/16/2023 (A)	410	405
NiSource
3.650%, 06/15/2023	525	548
3.490%, 05/15/2027	1,325	1,390

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NRG Energy
7.250%, 05/15/2026		$1,070	$1,172
Perusahaan Listrik Negara MTN
4.125%, 05/15/2027 (A)		1,190	1,256
Sempra Energy
3.400%, 02/01/2028		1,075	1,110
Southern
3.250%, 07/01/2026		700	722
Southern California Edison
4.200%, 03/01/2029		450	502
Suburban Propane Partners
5.500%, 06/01/2024		250	255
Talen Energy Supply
10.500%, 01/15/2026 (A)		540	466
7.250%, 05/15/2027 (A)		1,450	1,473
Vistra Operations
3.550%, 07/15/2024 (A)		1,200	1,208

			12,423

Total Corporate Obligations (Cost $414,959) ($ Thousands)			423,696

SOVEREIGN DEBT — 14.7%

Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)		1,500	1,755
3.125%, 05/03/2026		650	681
3.125%, 10/11/2027 (A)		810	850
2.125%, 09/30/2024 (A)		1,770	1,759
Angolan Government International Bond
9.375%, 05/08/2048 (A)		400	422
8.250%, 05/09/2028 (A)		1,620	1,676
Argentina Treasury Bond BONCER
2.500%, 07/22/2021 (C)	ARS	1,575	25
Argentine Republic Government International Bond
62.614%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/01/2020		3,100	28
8.280%, 12/31/2033		$1,038	507
7.820%, 12/31/2033	EUR	216	110
7.500%, 04/22/2026		$160	70
7.125%, 07/06/2036		1,940	824
6.875%, 04/22/2021		900	441
6.875%, 01/26/2027		790	331
6.875%, 01/11/2048		230	97
5.875%, 01/11/2028		260	105
5.625%, 01/26/2022		100	43
5.250%, 01/15/2028	EUR	760	319
4.625%, 01/11/2023		$220	92
3.750%, 5.250%, 0, 12/31/2038 (F)		1,330	522
3.375%, 01/15/2023	EUR	790	327

232	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Armenia Government International Bond
3.950%, 09/26/2029 (A)		$290	$284
Azerbaijan Government International Bond
3.500%, 09/01/2032 (A)		1,360	1,318
Banque Centrale de Tunisie International Bond
6.750%, 10/31/2023 (A)	EUR	440	483
Belize Government International Bond
4.938%, 02/20/2034		$165	99
Bonos de la Nacion Argentina con Ajuste por CER
4.000%, 03/06/2020 (C)	ARS	58,000	743
Bonos De La Nacion Argentina En Moneda Dua
4.500%, 02/13/2020		$230	82
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		180	191
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021	BRL	8,967	2,274
10.000%, 01/01/2027		11,500	3,234
Dominican Republic International Bond
7.450%, 04/30/2044		$600	711
6.850%, 01/27/2045		660	735
6.500%, 02/15/2048 (A)		1,270	1,365
6.400%, 06/05/2049 (A)		660	703
6.000%, 07/19/2028 (A)		1,300	1,419
Eastern & Southern African Trade & Development Bank MTN
5.375%, 03/14/2022		210	216
Ecuador Government International Bond
10.750%, 01/31/2029 (A)		2,220	2,398
9.650%, 12/13/2026 (A)		990	1,039
9.625%, 06/02/2027 (A)		1,750	1,818
9.500%, 03/27/2030 (A)		1,220	1,236
8.875%, 10/23/2027 (A)		1,500	1,494
8.750%, 06/02/2023 (A)		1,140	1,208
7.950%, 06/20/2024		210	214
Egypt Government International Bond
8.700%, 03/01/2049 (A)		520	559
8.500%, 01/31/2047		650	687
7.903%, 02/21/2048 (A)		360	362
7.600%, 03/01/2029 (A)		510	540
6.375%, 04/11/2031 (A)	EUR	200	226
5.625%, 04/16/2030 (A)		620	676
4.750%, 04/16/2026		680	759
Egypt Treasury Bills
17.454%, 01/21/2020 (E)	EGP	32,400	1,901
17.707%, 02/11/2020 (E)		7,825	455
17.476%, 03/17/2020 (E)		22,700	1,302
El Salvador Government International Bond
7.125%, 01/20/2050 (A)		$270	275
5.875%, 01/30/2025		30	31

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Gabon Government International Bond
6.375%, 12/12/2024		$1,460	$1,436
Ghana Government International Bond
10.750%, 10/14/2030		210	266
8.627%, 06/16/2049		1,070	1,067
8.125%, 01/18/2026		1,950	2,063
8.125%, 03/26/2032 (A)		2,160	2,167
7.875%, 03/26/2027 (A)		260	267
7.625%, 05/16/2029		1,570	1,569
Guatemala Government Bond
6.125%, 06/01/2050 (A)		530	617
5.750%, 06/06/2022		700	743
4.900%, 06/01/2030 (A)		280	296
4.875%, 02/13/2028		790	834
4.500%, 05/03/2026 (A)		970	999
4.375%, 06/05/2027 (A)		1,290	1,316
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023 (A)		1,630	1,619
Honduras Government International Bond
7.500%, 03/15/2024		660	731
Indonesia Government International Bond MTN
5.250%, 01/17/2042		2,700	3,246
4.750%, 01/08/2026		1,410	1,555
Indonesia Treasury Bond
7.000%, 05/15/2027	IDR	121,764,000	8,516
Ivory Coast Government International Bond
6.625%, 03/22/2048 (A)	EUR	420	462
5.250%, 03/22/2030		390	427
Jamaica Government International Bond
7.875%, 07/28/2045		$470	615
Kazakhstan Government International Bond MTN
5.125%, 07/21/2025		1,300	1,471
Kenya Government International Bond
8.250%, 02/28/2048 (A)		260	265
8.000%, 05/22/2032 (A)		910	953
7.000%, 05/22/2027 (A)		1,850	1,920
Kuwait International Government Bond
3.500%, 03/20/2027 (A)		1,360	1,465
Lebanon Government International Bond
7.050%, 11/02/2035		110	71
6.850%, 03/23/2027		80	52
6.850%, 05/25/2029		221	142
6.750%, 11/29/2027		140	90
6.650%, 11/03/2028		40	26
6.650%, 02/26/2030		492	318
Mexican Bonos
8.500%, 05/31/2029	MXN	9,520	537
6.500%, 06/09/2022		5,740	289
Mexico Government International Bond
4.750%, 03/08/2044		$440	476

SEI Institutional Managed Trust / Annual Report / September 30, 2019	233

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
3.600%, 01/30/2025		$1,200	$1,246
Nigeria Government International Bond
8.747%, 01/21/2031 (A)		1,720	1,929
7.696%, 02/23/2038 (A)		690	702
North Macedonia Government International Bond
5.625%, 07/26/2023 (A)	EUR	700	898
2.750%, 01/18/2025 (A)		1,780	2,090
Oman Government International Bond
6.750%, 01/17/2048 (A)		$570	537
6.000%, 08/01/2029 (A)		340	338
5.625%, 01/17/2028 (A)		560	551
4.875%, 02/01/2025 (A)		490	491
Pakistan Government International Bond
8.250%, 09/30/2025		370	400
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		290	307
Paraguay Government International Bond
6.100%, 08/11/2044		700	851
5.600%, 03/13/2048 (A)		560	647
5.400%, 03/30/2050 (A)		320	363
5.000%, 04/15/2026 (A)		440	480
4.700%, 03/27/2027 (A)		570	616
4.625%, 01/25/2023		550	578
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026 (A)		530	578
4.450%, 02/20/2029 (A)		330	364
Province of Santa Fe
7.000%, 03/23/2023 (A)		300	199
Provincia de Buenos Aires
9.950%, 06/09/2021 (A)		3,100	1,240
9.125%, 03/16/2024 (A)		550	200
7.875%, 06/15/2027 (A)		400	144
6.500%, 02/15/2023 (A)		2,240	784
Provincia de Cordoba
7.450%, 09/01/2024 (A)		520	298
Provincia de la Rioja
9.750%, 02/24/2025 (A)		270	101
Qatar Government International Bond
5.103%, 04/23/2048 (A)		1,890	2,414
4.817%, 03/14/2049 (A)		1,130	1,398
4.500%, 04/23/2028		200	228
4.000%, 03/14/2029 (A)		670	742
Romanian Government International Bond
5.125%, 06/15/2048 (A)		600	694
4.625%, 04/03/2049 (A)	EUR	150	212
2.875%, 05/26/2028		650	802
2.124%, 07/16/2031 (A)		250	283
2.000%, 12/08/2026 (A)		590	694
Russian Federal Bond - OFZ
7.050%, 01/19/2028	RUB	511,430	7,989

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Russian Foreign Bond - Eurobond
5.250%, 06/23/2047		$200	$237
5.100%, 03/28/2035 (A)		200	226
4.750%, 05/27/2026		3,600	3,931
4.375%, 03/21/2029 (A)		800	856
Senegal Government International Bond
6.250%, 05/23/2033 (A)		1,070	1,077
4.750%, 03/13/2028 (A)	EUR	740	837
Serbia International Bond
1.500%, 06/26/2029 (A)		350	397
South Africa Government International Bond
5.875%, 09/16/2025		$450	490
5.650%, 09/27/2047		950	947
4.850%, 09/27/2027		890	910
4.300%, 10/12/2028		200	193
Sri Lanka Government International Bond
7.550%, 03/28/2030 (A)		1,110	1,094
6.850%, 03/14/2024 (A)		920	940
6.850%, 11/03/2025		790	792
6.825%, 07/18/2026 (A)		250	247
6.750%, 04/18/2028 (A)		660	629
6.350%, 06/28/2024 (A)		380	380
6.250%, 10/04/2020		410	416
6.200%, 05/11/2027 (A)		380	354
6.125%, 06/03/2025		200	194
5.875%, 07/25/2022		470	471
5.750%, 01/18/2022 (A)		200	201
5.750%, 04/18/2023 (A)		1,240	1,231
Suriname Government International Bond
9.250%, 10/26/2026 (A)		540	482
Turkey Government International Bond
7.625%, 04/26/2029		560	595
7.375%, 02/05/2025		30	32
6.875%, 03/17/2036		60	60
6.000%, 01/14/2041		1,570	1,405
5.750%, 05/11/2047		500	436
5.200%, 02/16/2026	EUR	520	590
4.250%, 04/14/2026		$530	477
3.250%, 06/14/2025	EUR	740	775
Ukraine Government International Bond
9.750%, 11/01/2028 (A)		$640	733
8.850%, 05/31/2040 (G)		2,152	2,007
7.750%, 09/01/2022		550	578
7.750%, 09/01/2023		1,010	1,061
7.750%, 09/01/2024		930	981
7.750%, 09/01/2025		870	912
7.750%, 09/01/2027		250	260
7.375%, 09/25/2032 (A)		200	201
Uruguay Government International Bond
4.375%, 10/27/2027		600	659

234	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Uzbekistan Government International Bond MTN
4.750%, 02/20/2024 (A)	$340	$356
Zambia Government International Bond
8.970%, 07/30/2027	200	142
5.375%, 09/20/2022	760	530

Total Sovereign Debt
(Cost $146,427) ($ Thousands)		143,617

	Shares

COMMON STOCK — 10.7%

Communication Services — 1.1%
Activision Blizzard Inc	3,184	169
Alphabet Inc, Cl A *	1,264	1,544
Alphabet Inc, Cl C *	1,282	1,563
AT&T Inc	30,799	1,165
CBS Corp, Cl B	1,447	58
CenturyLink Inc	4,030	50
Charter Communications Inc, Cl A *	686	283
Comcast Corp, Cl A	19,097	861
Discovery Inc, Cl A *	684	18
Discovery Inc, Cl C *	1,539	38
DISH Network Corp, Cl A *	966	33
Electronic Arts Inc *	1,223	120
Facebook Inc, Cl A *	10,209	1,818
Fox Corp	2,366	75
Interpublic Group of Cos Inc/The	1,552	33
Netflix Inc *	1,839	492
News Corp, Cl A	1,532	21
News Corp, Cl B	450	6
Omnicom Group Inc	997	78
Take-Two Interactive Software Inc, Cl A *	492	62
T-Mobile US Inc *	1,400	110
TripAdvisor Inc *	414	16
Twitter Inc *	3,280	135
Verizon Communications Inc	17,447	1,053
Viacom Inc, Cl B	1,527	37
Walt Disney Co/The	7,644	996

		10,834

Consumer Discretionary — 1.1%
Advance Auto Parts Inc	313	52
Amazon.com Inc, Cl A *	1,763	3,060
Aptiv PLC	1,056	92
AutoZone Inc *	101	110
Best Buy Co Inc	1,060	73
Booking Holdings Inc *	182	357
BorgWarner Inc	797	29
Capri Holdings Ltd *	608	20
CarMax Inc *	740	65
Carnival Corp	1,747	76

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cengage Learning Holdings II Inc *	5,114	$59
Chipotle Mexican Grill Inc, Cl A *	110	92
Darden Restaurants Inc	545	64
Dollar General Corp	1,073	171
Dollar Tree Inc *	977	112
DR Horton Inc	1,500	79
eBay Inc	3,387	132
Expedia Group Inc	593	80
Ford Motor Co	16,245	149
Gap Inc/The	932	16
Garmin Ltd	525	44
General Motors Co	5,332	200
Genuine Parts Co	649	65
H&R Block Inc	821	19
Hanesbrands Inc	1,495	23
Harley-Davidson Inc, Cl A	659	24
Hasbro Inc	462	55
Hilton Worldwide Holdings Inc	1,198	112
Home Depot Inc/The	4,642	1,077
Kohl’s Corp	759	38
L Brands Inc	995	19
Leggett & Platt Inc	534	22
Lennar Corp, Cl A	1,262	70
LKQ Corp *	1,349	42
Lowe’s Cos Inc	3,285	361
Macy’s Inc	1,471	23
Marriott International Inc/MD, Cl A	1,146	143
McDonald’s Corp	3,216	690
MGM Resorts International	2,049	57
Mohawk Industries Inc *	261	32
Newell Brands Inc, Cl B	1,757	33
NIKE Inc, Cl B	5,281	496
Nordstrom Inc	454	15
Norwegian Cruise Line Holdings Ltd *	900	47
NVR Inc *	15	56
O’Reilly Automotive Inc *	323	129
PulteGroup Inc	1,166	43
PVH Corp	313	28
Ralph Lauren Corp, Cl A	219	21
Ross Stores Inc	1,526	168
Royal Caribbean Cruises Ltd	735	80
Starbucks Corp	5,090	450
Tapestry Inc	1,201	31
Target Corp, Cl A	2,139	229
Tiffany & Co	459	42
TJX Cos Inc/The	5,075	283
Tractor Supply Co	511	46
Ulta Beauty Inc *	241	60
Under Armour Inc, Cl A *	727	14
Under Armour Inc, Cl C *	920	17
VF Corp	1,343	119
Whirlpool Corp	271	43

SEI Institutional Managed Trust / Annual Report / September 30, 2019	235

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Wynn Resorts Ltd	423	$46
Yum! Brands Inc	1,267	144

		10,644

Consumer Staples — 0.8%
Altria Group Inc	7,846	321
Archer-Daniels-Midland Co	2,293	94
Brown-Forman Corp, Cl B	747	47
Campbell Soup Co	807	38
Church & Dwight Co Inc	1,095	82
Clorox Co/The	519	79
Coca-Cola Co/The	16,189	881
Colgate-Palmolive Co	3,589	264
Conagra Brands Inc	2,134	65
Constellation Brands Inc, Cl A	692	143
Costco Wholesale Corp	1,850	533
Coty Inc, Cl A	1,002	11
Estee Lauder Cos Inc/The, Cl A	912	181
General Mills Inc	2,475	136
Hershey Co/The	617	96
Hormel Foods Corp	1,192	52
JM Smucker Co/The	524	58
Kellogg Co	1,147	74
Kimberly-Clark Corp	1,496	213
Kraft Heinz Co/The	2,793	78
Kroger Co/The	3,564	92
Lamb Weston Holdings Inc	600	44
McCormick & Co Inc/MD	548	86
Molson Coors Brewing Co, Cl B	772	44
Mondelez International Inc, Cl A	6,037	334
Monster Beverage Corp *	1,765	102
PepsiCo Inc	5,908	810
Philip Morris International Inc	6,541	497
Procter & Gamble Co/The	10,588	1,317
Sysco Corp, Cl A	2,178	173
Tyson Foods Inc, Cl A	1,209	104
Walgreens Boots Alliance Inc	3,234	179
Walmart Inc	6,035	716

		7,944

Energy — 0.5%
Apache Corp	1,761	45
Baker Hughes a GE Co, Cl A	2,273	53
Cabot Oil & Gas Corp	1,880	33
Chevron Corp	8,034	953
Cimarex Energy Co	475	23
Concho Resources Inc	903	61
ConocoPhillips	4,727	269
Devon Energy Corp	1,630	39
Diamondback Energy Inc, Cl A	700	63
EOG Resources Inc	2,521	187
Exxon Mobil Corp	17,860	1,261

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Halliburton Co	3,947	$74
Helmerich & Payne Inc	451	18
Hess Corp	1,133	69
HollyFrontier Corp	665	36
Kinder Morgan Inc/DE	8,429	174
Marathon Oil Corp	3,620	44
Marathon Petroleum Corp	2,745	167
National Oilwell Varco Inc, Cl A	1,759	37
Noble Energy Inc	2,020	45
Occidental Petroleum Corp	3,720	165
ONEOK Inc	1,704	126
Phillips 66	1,903	195
Pioneer Natural Resources Co	752	95
Schlumberger Ltd, Cl A	6,027	206
TechnipFMC PLC	1,998	48
Titan Energy LLC *(C)	12,743	—
Valero Energy Corp	1,800	154
Williams Cos Inc/The	5,368	129

		4,769

Financials — 1.4%
Affiliated Managers Group Inc	225	19
Aflac Inc	3,250	170
Allstate Corp/The	1,380	150
American Express Co	2,871	340
American International Group Inc	3,775	210
Ameriprise Financial Inc	545	80
Aon PLC	1,042	202
Arthur J Gallagher & Co	815	73
Aspect *(B)	57	—
Assurant Inc	273	34
Bank of America Corp	35,551	1,037
Bank of New York Mellon Corp/The	3,801	172
BB&T Corp	3,180	170
Berkshire Hathaway Inc, Cl B *	8,321	1,731
BlackRock Inc	496	221
Capital One Financial Corp	2,028	185
Cboe Global Markets Inc	463	53
Charles Schwab Corp/The	4,937	207
Chubb Ltd	1,918	310
Cincinnati Financial Corp	667	78
Citigroup Inc	9,587	662
Citizens Financial Group Inc	2,010	71
CME Group Inc	1,499	317
Comerica Inc	700	46
Discover Financial Services	1,332	108
E*TRADE Financial Corp	1,080	47
Everest Re Group Ltd	166	44
Fifth Third Bancorp	2,963	81
First Republic Bank/CA	700	68
Franklin Resources Inc	1,278	37
Globe Life Inc	429	41

236	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Goldman Sachs Group Inc/The	1,373	$285
Hartford Financial Services Group Inc/The	1,476	89
Huntington Bancshares Inc/OH	4,636	66
Intercontinental Exchange Inc	2,350	217
Invesco Ltd	1,887	32
JPMorgan Chase & Co	13,569	1,597
KeyCorp	4,537	81
Lincoln National Corp	899	54
Loews Corp	1,207	62
M&T Bank Corp	558	88
MarketAxess Holdings Inc	150	49
Marsh & McLennan Cos Inc	2,195	220
MetLife Inc	3,378	159
Moody’s Corp	683	140
Morgan Stanley	5,338	228
MSCI Inc, Cl A	375	82
Nasdaq Inc, Cl A	500	50
Northern Trust Corp	889	83
People’s United Financial Inc	1,719	27
PNC Financial Services Group Inc/The	1,887	264
Principal Financial Group Inc, Cl A	1,040	59
Progressive Corp/The	2,536	196
Prudential Financial Inc	1,682	151
Raymond James Financial Inc	535	44
Regions Financial Corp	4,531	72
S&P Global Inc	1,029	252
State Street Corp	1,526	90
SunTrust Banks Inc	1,903	131
SVB Financial Group, Cl B *	224	47
Synchrony Financial	2,590	88
T Rowe Price Group Inc	974	111
Travelers Cos Inc/The	1,140	169
Unum Group	910	27
US Bancorp	6,085	337
Wells Fargo & Co	17,051	860
Willis Towers Watson PLC	574	111
Zions Bancorp NA	884	39

		13,621

Health Care — 1.5%
Abbott Laboratories	7,428	621
AbbVie Inc	6,210	470
ABIOMED Inc *	200	36
Agilent Technologies Inc	1,296	99
Alexion Pharmaceuticals Inc *	920	90
Align Technology Inc *	311	56
Allergan PLC	1,392	234
AmerisourceBergen Corp, Cl A	686	56
Amgen Inc, Cl A	2,565	496
Anthem Inc	1,076	258
Baxter International Inc	2,167	190
Becton Dickinson and Co	1,129	286

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Biogen Inc *	807	$188
Boston Scientific Corp *	6,036	246
Bristol-Myers Squibb Co	6,857	348
Cardinal Health Inc	1,321	62
Celgene Corp, Cl A *	2,952	293
Centene Corp *	1,806	78
Cerner Corp	1,455	99
Cigna Corp	1,586	241
Cooper Cos Inc/The, Cl A	204	61
Covetrus Inc *	1	—
CVS Health Corp	5,447	344
Danaher Corp, Cl A	2,709	391
DaVita Inc *	525	30
DENTSPLY SIRONA Inc	969	52
Edwards Lifesciences Corp, Cl A *	868	191
Eli Lilly & Co	3,628	406
Gilead Sciences Inc	5,334	338
HCA Healthcare Inc	1,106	133
Henry Schein Inc *	634	40
Hologic Inc *	1,116	56
Humana Inc	560	143
IDEXX Laboratories Inc *	352	96
Illumina Inc *	611	186
Incyte Corp *	814	60
Intuitive Surgical Inc *	482	260
IQVIA Holdings Inc *	773	115
Johnson & Johnson	11,211	1,450
Laboratory Corp of America Holdings *	438	74
McKesson Corp	782	107
Medtronic PLC	5,644	613
Merck & Co Inc	10,856	914
Mettler-Toledo International Inc *	111	78
Mylan NV *	2,195	43
Nektar Therapeutics, Cl A *	763	14
PerkinElmer Inc	524	45
Perrigo Co PLC	599	33
Pfizer Inc	23,407	841
Quest Diagnostics Inc	623	67
Regeneron Pharmaceuticals Inc *	348	97
ResMed Inc	633	86
Stryker Corp	1,362	295
Teleflex Inc	200	68
Thermo Fisher Scientific Inc	1,682	490
UnitedHealth Group Inc	4,008	871
Universal Health Services Inc, Cl B	355	53
Varian Medical Systems Inc *	372	44
Vertex Pharmaceuticals Inc *	1,109	188
Waters Corp *	319	71
WellCare Health Plans Inc *	219	57
Zimmer Biomet Holdings Inc	844	116

SEI Institutional Managed Trust / Annual Report / September 30, 2019	237

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zoetis Inc, Cl A	1,999	$249

		14,313

Industrials — 1.0%
3M Co	2,420	398
Alaska Air Group Inc	494	32
Allegion PLC	415	43
American Airlines Group Inc	1,751	47
AMETEK Inc	928	85
AO Smith Corp	649	31
Arconic Inc	1,864	48
Boeing Co/The	2,269	863
Caterpillar Inc, Cl A	2,396	303
CH Robinson Worldwide Inc	578	49
Cintas Corp	346	93
Copart Inc *	900	72
CSX Corp	3,387	235
Cummins Inc	618	101
Deere & Co	1,322	223
Delta Air Lines Inc, Cl A	2,467	142
Dover Corp	613	61
Eaton Corp PLC	1,754	146
Emerson Electric Co	2,659	178
Equifax Inc	533	75
Expeditors International of Washington Inc	721	54
Fastenal Co, Cl A	2,596	85
FedEx Corp	1,040	151
Flowserve Corp	514	24
Fortive Corp	1,203	82
Fortune Brands Home & Security Inc	568	31
General Dynamics Corp	993	181
General Electric Co	36,563	327
Honeywell International Inc	3,061	518
Huntington Ingalls Industries Inc, Cl A	177	37
IDEX Corp	300	49
IHS Markit Ltd *	1,632	109
Illinois Tool Works Inc	1,248	195
Ingersoll-Rand PLC	995	123
Jacobs Engineering Group Inc	501	46
JB Hunt Transport Services Inc	373	41
Johnson Controls International PLC	3,295	145
Kansas City Southern	457	61
L3Harris Technologies Inc	961	200
Lockheed Martin Corp	1,032	403
Masco Corp	1,287	54
Nielsen Holdings PLC	1,634	35
Norfolk Southern Corp	1,108	199
Northrop Grumman Corp	668	250
PACCAR Inc	1,512	106
Parker-Hannifin Corp, Cl A	572	103
Pentair PLC	658	25
Quanta Services Inc	570	22

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Raytheon Co	1,162	$228
Republic Services Inc	961	83
Robert Half International Inc	536	30
Rockwell Automation Inc	539	89
Rollins Inc	630	21
Roper Technologies Inc	430	153
Snap-on Inc	234	37
Southwest Airlines Co, Cl A	2,010	109
Stanley Black & Decker Inc	674	97
Textron Inc	1,087	53
TransDigm Group Inc	216	112
Union Pacific Corp	2,976	482
United Airlines Holdings Inc *	899	79
United Parcel Service Inc, Cl B	2,926	351
United Rentals Inc *	344	43
United Technologies Corp	3,409	465
Verisk Analytics Inc, Cl A	672	106
Wabtec Corp	773	56
Waste Management Inc	1,692	195
WW Grainger Inc	201	60
Xylem Inc/NY	838	67

		9,797

Information Technology — 2.3%
Accenture PLC, Cl A	2,682	516
Adobe Inc *	2,053	567
Advanced Micro Devices Inc *	4,607	134
Akamai Technologies Inc *	751	69
Alliance Data Systems Corp	193	25
Amphenol Corp, Cl A	1,229	119
Analog Devices Inc	1,594	178
ANSYS Inc *	354	78
Apple Inc	18,027	4,037
Applied Materials Inc	3,900	195
Arista Networks Inc *	232	55
Autodesk Inc, Cl A *	909	134
Automatic Data Processing Inc	1,822	294
Broadcom Inc	1,664	459
Broadridge Financial Solutions Inc	466	58
Cadence Design Systems Inc *	1,180	78
CDW Corp/DE	614	76
Cisco Systems Inc	18,050	892
Citrix Systems Inc	550	53
Cognizant Technology Solutions Corp, Cl A	2,360	142
Corning Inc, Cl B	3,215	92
DXC Technology Co	1,199	35
F5 Networks Inc, Cl A *	278	39
Fidelity National Information Services Inc, Cl B	2,569	341
Fiserv Inc, Cl A *	2,380	247
FleetCor Technologies Inc *	354	102
FLIR Systems Inc	564	30

238	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fortinet Inc *	600	$46
Gartner Inc *	416	59
Global Payments Inc	1,259	200
Hewlett Packard Enterprise Co	5,460	83
HP Inc	6,207	117
Intel Corp	18,884	973
International Business Machines Corp	3,730	542
Intuit Inc	1,085	289
IPG Photonics Corp *	143	19
Jack Henry & Associates Inc	335	49
Juniper Networks Inc	1,505	37
Keysight Technologies Inc *	800	78
KLA Corp	711	113
Lam Research Corp	621	143
Leidos Holdings Inc	600	52
Mastercard Inc, Cl A	3,791	1,030
Maxim Integrated Products Inc	1,200	69
Microchip Technology Inc	1,069	99
Micron Technology Inc *	4,620	198
Microsoft Corp	32,401	4,505
Motorola Solutions Inc	678	116
NetApp Inc	1,101	58
NVIDIA Corp	2,560	446
Oracle Corp, Cl B	9,343	514
Paychex Inc	1,314	109
PayPal Holdings Inc *	4,941	512
Qlik *(B)	3,600	—
Qlik, Cl A *(B)(C)	56	57
Qlik, Cl B *(B)	13,812	—
Qorvo Inc *	515	38
QUALCOMM Inc	5,104	389
salesforce.com Inc *	3,722	552
Seagate Technology PLC	1,080	58
Skyworks Solutions Inc	770	61
Symantec Corp, Cl A	2,488	59
Synopsys Inc *	667	92
TE Connectivity Ltd	1,392	130
Texas Instruments Inc	3,945	510
VeriSign Inc *	472	89
Visa Inc, Cl A	7,340	1,263
Western Digital Corp	1,190	71
Western Union Co/The	1,834	42
Xerox Holdings Corp	827	25
Xilinx Inc	1,044	100

		23,037

Materials — 0.3%
Air Products & Chemicals Inc	954	212
Albemarle Corp	448	31
Amcor PLC	6,537	64
Avery Dennison Corp	356	40
Ball Corp	1,471	107

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Celanese Corp, Cl A	588	$72
CF Industries Holdings Inc	935	46
Corteva Inc	3,303	92
Dow Inc	3,249	155
DuPont de Nemours Inc	3,124	223
Eastman Chemical Co	653	48
Ecolab Inc	1,101	218
FMC Corp	544	48
Freeport-McMoRan Inc, Cl B	6,259	60
International Flavors & Fragrances Inc	445	55
International Paper Co	1,792	75
Linde PLC	2,280	442
LyondellBasell Industries NV, Cl A	1,174	105
Martin Marietta Materials Inc, Cl A	274	75
Mosaic Co/The	1,663	34
Newmont Goldcorp Corp	3,386	128
Nucor Corp	1,230	63
Packaging Corp of America	383	41
PPG Industries Inc	972	115
Sealed Air Corp	652	27
Sherwin-Williams Co/The, Cl A	338	186
Vulcan Materials Co	596	90
Westrock Co	1,156	42

		2,894

Real Estate — 0.3%
Alexandria Real Estate Equities Inc ‡	457	70
American Tower Corp, Cl A ‡	1,855	410
Apartment Investment & Management Co, Cl A ‡	659	34
AvalonBay Communities Inc ‡	606	131
Boston Properties Inc ‡	610	79
CBRE Group Inc, Cl A *‡	1,389	74
Crown Castle International Corp ‡	1,736	241
Digital Realty Trust Inc, Cl A ‡	857	111
Duke Realty Corp ‡	1,455	49
Equinix Inc ‡	361	208
Equity Residential ‡	1,530	132
Essex Property Trust Inc ‡	294	96
Extra Space Storage Inc ‡	559	65
Federal Realty Investment Trust ‡	325	44
HCP Inc ‡	2,116	75
Host Hotels & Resorts Inc ‡	3,427	59
Iron Mountain Inc ‡	1,253	41
Kimco Realty Corp ‡	1,773	37
Macerich Co/The ‡	418	13
Mid-America Apartment Communities Inc ‡	499	65
Prologis Inc ‡	2,741	234
Public Storage ‡	622	153
Realty Income Corp ‡	1,297	100
Regency Centers Corp ‡	713	50
SBA Communications Corp, Cl A ‡	466	112

SEI Institutional Managed Trust / Annual Report / September 30, 2019	239

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Simon Property Group Inc ‡	1,344	$209
SL Green Realty Corp ‡	353	29
UDR Inc ‡	1,209	59
Ventas Inc ‡	1,615	118
Vornado Realty Trust ‡	717	46
Welltower Inc ‡	1,677	152
Weyerhaeuser Co ‡	3,038	84

		3,380

Utilities — 0.4%
AES Corp/VA	2,901	47
Alliant Energy Corp	1,029	55
Ameren Corp	1,093	87
American Electric Power Co Inc	2,140	201
American Water Works Co Inc	815	101
Atmos Energy Corp	500	57
CenterPoint Energy Inc	2,203	66
CMS Energy Corp	1,278	82
Consolidated Edison Inc	1,401	132
Dominion Energy Inc	3,488	283
DTE Energy Co	814	108
Duke Energy Corp	3,047	292
Edison International	1,465	110
Entergy Corp	832	98
Evergy Inc	984	65
Eversource Energy	1,437	123
Exelon Corp	4,214	204
FirstEnergy Corp	2,292	111
NextEra Energy Inc	2,074	483
NiSource Inc	1,591	48
NRG Energy Inc	988	39
Pinnacle West Capital Corp	451	44
PPL Corp	3,145	99
Public Service Enterprise Group Inc	2,087	130
Sempra Energy	1,139	168
Southern Co/The	4,500	278
WEC Energy Group Inc	1,300	124
Xcel Energy Inc	2,128	138

		3,773

Total Common Stock (Cost $70,233) ($ Thousands)		105,006

	Face Amount (Thousands)

MORTGAGE-BACKED SECURITIES — 9.6%

Agency Mortgage-Backed Obligations — 5.2%
FHLMC CMO, Ser 2014-4320, Cl SD, IO 4.073%, VAR LIBOR USD 1 Month+6.100%, 07/15/2039	$536	94

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR Trust, Ser 2019-DNA1, Cl M2
4.668%, VAR ICE LIBOR USD 1 Month+2.650%, 01/25/2049 (A)	$270	$274
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, Cl M3
6.818%, VAR ICE LIBOR USD 1 Month+4.800%, 05/25/2028	360	388
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA4, Cl M3
5.818%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2029	300	318
FNMA
3.500%,02/01/2047	3,017	3,140
FNMA CMO, Ser 2012-115, Cl DS, IO
4.082%, VAR LIBOR USD 1 Month+6.100%, 10/25/2042	695	115
FNMA CMO, Ser 2015-30, Cl SJ, IO
3.582%, VAR LIBOR USD 1 Month+5.600%, 05/25/2045	890	134
FNMA CMO, Ser 2016-69, Cl BS, IO
4.082%, VAR LIBOR USD 1 Month+6.100%, 10/25/2046	1,240	177
FNMA Connecticut Avenue Securities, Ser 2017-C05, Cl 1M2
4.218%, VAR ICE LIBOR USD 1 Month+2.200%, 01/25/2030	1,275	1,292
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1M2C
4.168%, VAR ICE LIBOR USD 1 Month+2.150%, 10/25/2030	2,470	2,439
FNMA Connecticut Avenue Securities, Ser 2018-C06, Cl 1M2
4.018%, VAR ICE LIBOR USD 1 Month+2.000%, 03/25/2031	410	411
FNMA TBA
4.500%, 11/15/2034 to 10/15/2042	19,000	20,009
3.500%,10/15/2042	19,000	19,488
GNMA CMO, Ser 2010-9, Cl XD, IO
4.573%, VAR LIBOR USD 1 Month+6.600%, 01/16/2040	2,699	523
GNMA CMO, Ser 2013-124, Cl CS, IO
4.006%, VAR LIBOR USD 1 Month+6.050%, 08/20/2043	295	48
GNMA CMO, Ser 2014-117, Cl SJ, IO
3.556%, VAR LIBOR USD 1 Month+5.600%, 08/20/2044	842	142
GNMA CMO, Ser 2014-158, Cl SA, IO
3.573%, VAR LIBOR USD 1 Month+5.600%, 10/16/2044	396	58
GNMA CMO, Ser 2015-110, Cl MS, IO
3.666%, VAR LIBOR USD 1 Month+5.710%, 08/20/2045	463	67

240	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2015-111, Cl IM, IO
4.000%, 08/20/2045	$3,982	$519
GNMA CMO, Ser 2015-126, Cl IQ, IO
4.000%, 09/20/2045	919	108
GNMA CMO, Ser 2015-126, Cl IM, IO
4.000%, 09/20/2045	919	97
GNMA CMO, Ser 2015-168, Cl IP, IO
4.000%, 11/20/2045	1,651	154
GNMA CMO, Ser 2015-57, Cl AS, IO
3.556%, VAR LIBOR USD 1 Month+5.600%, 04/20/2045	3,260	465
GNMA CMO, Ser 2016-109, Cl IH, IO
4.000%, 10/20/2045	2,259	283
GNMA CMO, Ser 2016-27, Cl IA, IO
4.000%, 06/20/2045	1,217	122

		50,865

Non-Agency Mortgage-Backed Obligations — 4.4%
Alternative Loan Trust, Ser 2005-81, Cl A1
2.298%, VAR ICE LIBOR USD 1 Month+0.280%, 02/25/2037	797	736
Bancorp Commercial Mortgage Trust, Ser 2018-CR3, Cl A
2.878%, VAR ICE LIBOR USD 1 Month+0.850%, 01/15/2033 (A)	819	816
BCAP Trust, Ser 2006-AA2, Cl A1
2.188%, VAR ICE LIBOR USD 1 Month+0.170%, 01/25/2037	550	528
BCAP Trust, Ser 2007-AA2, Cl 2A7
6.000%, 04/25/2037	752	616
BX Commercial Mortgage Trust, Ser 2018- BIOA, Cl E
3.979%, VAR ICE LIBOR USD 1 Month+1.951%, 03/15/2037 (A)	2,000	2,006
BX Commercial Mortgage Trust, Ser IMC, Cl E
4.178%, VAR ICE LIBOR USD 1 Month+2.150%, 04/15/2034 (A)	1,970	1,981
BX Trust, Ser 2018-GWMZ, Cl MC
7.515%, VAR ICE LIBOR USD 1 Month+5.488%, 05/15/2037 (A)	1,100	1,094
Capmark Military Housing Trust, Ser 2007- AET2, Cl A
6.063%, 10/10/2052 (A)	951	1,167
CGMS Commercial Mortgage Trust, Ser 2017- MDRA, Cl C
3.878%, 07/10/2030 (A)(G)	1,620	1,591
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A3
6.000%, 07/25/2037	1,132	833

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
4.418%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/2031 (A)	$820	$828
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
4.318%, VAR ICE LIBOR USD 1 Month+2.300%, 08/25/2031 (A)	250	251
CSMC, Ser 2014-USA, Cl E
4.373%, 09/15/2037 (A)	320	307
CSWF, Ser 2018-TOP, Cl D
3.828%, VAR ICE LIBOR USD 1 Month+1.800%, 08/15/2035 (A)	1,340	1,340
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M2
5.268%, VAR ICE LIBOR USD 1 Month+3.250%, 07/25/2029	1,570	1,646
GE Business Loan Trust, Ser 2007-1, Cl C
2.478%, VAR ICE LIBOR USD 1 Month+0.450%, 04/16/2035 (A)	544	522
GMACM Mortgage Loan Trust, Ser 2005-AF2, Cl A1
6.000%, 12/25/2035	1,430	1,406
GreenPoint Mortgage Funding Trust, Ser 2005-AR1, Cl A2
2.458%, VAR ICE LIBOR USD 1 Month+0.440%, 06/25/2045	441	418
GreenPoint Mortgage Funding Trust, Ser 2006-AR1, Cl A1A
2.598%, VAR ICE LIBOR USD 1 Month+0.580%, 02/25/2036	1,136	1,105
GS Mortgage Securities Trust, Ser 2017-STAY, Cl E
4.178%, VAR ICE LIBOR USD 1 Month+2.150%, 07/15/2032 (A)	1,000	978
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl C
5.731%, 09/15/2031	1,970	1,970
HarborView Mortgage Loan Trust, Ser 2006-10, Cl 2A1B
2.297%, VAR ICE LIBOR USD 1 Month+0.240%, 11/19/2036	2,838	2,396
Impac CMB Trust, Ser 2005-4, Cl 1M1
2.663%, VAR ICE LIBOR USD 1 Month+0.645%, 05/25/2035	1,576	1,526
JPMCC Commercial Mortgage Securities Trust, Ser 2019-BOLT, Cl XCP, IO
2.052%, 07/15/2034 (A)(G)	2,609	93
JPMCC Commercial Mortgage Securities Trust, Ser 2019-BOLT, Cl C
5.828%, VAR ICE LIBOR USD 1 Month+3.800%, 07/15/2034 (A)	1,870	1,869

SEI Institutional Managed Trust / Annual Report / September 30, 2019	241

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities, Ser BKWD, Cl E
4.650%, VAR ICE LIBOR USD 1 Month+2.600%, 09/15/2029 (A)	$1,730	$1,735
Lone Star Portfolio Trust, Ser 2015-LSP, Cl E
7.878%, VAR ICE LIBOR USD 1 Month+5.850%, 09/15/2028 (A)	1,280	1,289
Lone Star Portfolio Trust, Ser 2015-LSP, Cl F
9.178%, VAR ICE LIBOR USD 1 Month+7.150%, 09/15/2028 (A)	768	771
Mangolia Finance XI, Ser 2019-3, Cl A
4.999%, 08/09/2024	1,000	1,000
Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
3.368%, 06/26/2036 (A)	433	402
Motel 6 Trust, Ser 2017-MTL6, Cl F
6.278%, VAR ICE LIBOR USD 1 Month+4.250%, 08/15/2034 (A)	1,265	1,272
Nomura Asset Acceptance Alternative Loan Trust, Ser 2003-A1, Cl M
6.585%, 05/25/2033 (G)	807	831
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
5.172%, VAR ICE LIBOR USD 1 Month+0.430%, 03/26/2036 (A)	609	620
RALI Series Trust, Ser 2006-QO2, Cl A2
2.288%, VAR ICE LIBOR USD 1 Month+0.270%, 02/25/2046	1,548	587
RALI Series Trust, Ser 2007-QO2, Cl A1
2.168%, VAR ICE LIBOR USD 1 Month+0.150%, 02/25/2047	1,127	619
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl M
4.750%, 08/25/2057 (A)(G)	1,125	1,146
Shops at Crystals Trust, Ser 2106-CSTL, Cl D
3.856%, 07/05/2036 (A)(G)	885	852
Stonemont Portfolio Trust, Ser 2017-MONT, Cl F
5.644%, VAR ICE LIBOR USD 1 Month+3.600%, 08/20/2030 (A)	1,933	1,934
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 2A1
2.318%, VAR ICE LIBOR USD 1 Month+0.300%, 10/25/2035	526	529
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 1A
3.146%, VAR 12 Month Treas Avg+0.700%, 03/25/2047	782	721

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR12, Cl 2A5
4.995%, 06/25/2035(G)	$215	$224

		42,555

Total Mortgage-Backed Securities (Cost $92,438) ($ Thousands)		93,420

ASSET-BACKED SECURITIES — 8.6%

Automotive — 0.4%

Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl C
3.150%, 03/20/2026 (A)	820	817
Hertz Vehicle Financing II, Ser 2016-2A, Cl C
4.990%, 03/25/2022 (A)	3,000	3,072

		3,889

Mortgage Related Securities — 1.3%

ACE Securities Home Equity Loan Trust, Ser 2004-HE3, Cl M1
2.948%, VAR ICE LIBOR USD 1 Month+0.930%, 11/25/2034	771	775
Aegis Asset Backed Securities Trust, Ser 2005-5, Cl M1
2.448%, VAR ICE LIBOR USD 1 Month+0.430%, 12/25/2035	990	963
Asset-Backed Securities Home Equity Loan Trust Series RFC, Ser 2007-HE1, Cl A4
2.158%, VAR ICE LIBOR USD 1 Month+0.140%, 12/25/2036	2,117	2,050
Citigroup Mortgage Loan Trust, Ser 2005- OPT4, Cl M5
2.638%, VAR ICE LIBOR USD 1 Month+0.620%, 07/25/2035	500	501
Countrywide Asset-Backed Certificates, Ser 2006-12, Cl 1A
2.148%, VAR ICE LIBOR USD 1 Month+0.130%, 12/25/2036	1,506	1,409
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
2.178%, VAR ICE LIBOR USD 1 Month+0.160%, 11/25/2036	1,793	1,754
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH5, Cl A5
2.278%, VAR ICE LIBOR USD 1 Month+0.260%, 06/25/2037	1,400	1,380
Popular ABS Mortgage Pass-Through Trust, Ser 2005-6, Cl A4
3.722%, 01/25/2036	879	878

242	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL4, Cl M1
2.525%, VAR ICE LIBOR USD 1 Month+0.380%, 10/25/2036 (A)	$2,490	$2,493
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
2.158%, VAR ICE LIBOR USD 1 Month+0.140%, 07/25/2037 (A)	427	407

		12,610

Other Asset-Backed Securities — 6.3%

Academic Loan Funding Trust, Ser 2012-1A, Cl A2
3.118%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (A)	1,073	1,073
ACIS CLO, Ser 2014-4A, Cl A
3.673%, VAR ICE LIBOR USD 3 Month+1.420%, 05/01/2026 (A)	433	434
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	1,660	1,687
Ares XXV CLO, Ser 2013-3A, Cl SUB
0.000%, 01/17/2024 (A)(B)(I)	750	1
Atlas Senior Loan Fund III, Ser 2017-1A, Cl AR
2.954%, VAR ICE LIBOR USD 3 Month+0.830%, 11/17/2027 (A)	1,000	999
Avery Point VI CLO, Ser 2018-6A, Cl DR
5.237%, VAR ICE LIBOR USD 3 Month+2.950%, 08/05/2027 (A)	860	843
Benefit Street Partners CLO IV, Ser 2019-IVA, Cl CRR
6.078%, VAR ICE LIBOR USD 3 Month+3.800%, 01/20/2029 (A)	370	369
BlueMountain CLO, Ser 2018-1A, Cl CR
4.128%, VAR ICE LIBOR USD 3 Month+1.850%, 04/20/2027 (A)	700	688
BlueMountain CLO, Ser 2018-2A, Cl AR2
3.186%, VAR ICE LIBOR USD 3 Month+1.050%, 11/20/2028 (A)	340	340
BlueMountain CLO, Ser 2018-2A, Cl ER
7.500%, VAR ICE LIBOR USD 3 Month+5.200%, 07/18/2027 (A)	1,000	893
Carlyle Global Market Strategies CLO, Ser 2018-2RA, Cl A1
3.208%, VAR ICE LIBOR USD 3 Month+1.050%, 05/15/2031 (A)	1,060	1,053
Carlyle US CLO, Ser 2017-1A, Cl A1B
3.508%, VAR ICE LIBOR USD 3 Month+1.230%, 04/20/2031 (A)	650	651
Catskill Park CLO, Ser 2017-1A, Cl D
8.278%, VAR ICE LIBOR USD 3 Month+6.000%, 04/20/2029 (A)	700	662

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Cent CLO 24, Ser 2018-24A, Cl CR
5.453%, VAR ICE LIBOR USD 3 Month+3.150%, 10/15/2026 (A)	$520	$515
Copper River CLO, Ser 2006-1A
0.000%, 01/20/2021 (A)(I)	3,000	4
Crown Point CLO III, Ser 2017-3A, Cl A1BR
3.213%, VAR ICE LIBOR USD 3 Month+0.910%, 12/31/2027 (A)	2,000	1,998
Cumberland Park CLO, Ser 2018-2A, Cl DR
4.978%, VAR ICE LIBOR USD 3 Month+2.700%, 07/20/2028 (A)	500	493
Cumberland Park CLO, Ser 2018-2A, Cl ER
7.928%, VAR ICE LIBOR USD 3 Month+5.650%, 07/20/2028 (A)	600	589
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (A)	653	659
Dryden 57 CLO, Ser 2018-57A, Cl B
3.508%, VAR ICE LIBOR USD 3 Month+1.350%, 05/15/2031 (A)	1,250	1,215
Dryden 57 CLO, Ser 2018-57A, Cl C
3.858%, VAR ICE LIBOR USD 3 Month+1.700%, 05/15/2031 (A)	1,250	1,193
Flagship VII, Ser 2017-7A, Cl A1R
3.398%, VAR ICE LIBOR USD 3 Month+1.120%, 01/20/2026 (A)	123	123
Flagship VII, Ser 2017-7A, Cl CR
4.628%, VAR ICE LIBOR USD 3 Month+2.350%, 01/20/2026 (A)	1,500	1,499
Flatiron CLO 17, Ser 2017-1A, Cl A
3.408%, VAR ICE LIBOR USD 3 Month+1.250%, 05/15/2030 (A)	500	500
Gilbert Park CLO, Ser 2017-1A, Cl E
8.703%, VAR ICE LIBOR USD 3 Month+6.400%, 10/15/2030 (A)	750	721
Halcyon Loan Advisors Funding, Ser 2012- 1A, Cl B
5.158%, VAR ICE LIBOR USD 3 Month+3.000%, 08/15/2023 (A)	500	502
Halcyon Loan Advisors Funding, Ser 2013- 1A, Cl A1
3.453%, VAR ICE LIBOR USD 3 Month+1.150%, 04/15/2025 (A)	6	6
Jackson Mill CLO, Ser 2018-1A, Cl DR
5.103%, VAR ICE LIBOR USD 3 Month+2.800%, 04/15/2027 (A)	1,250	1,238
Jamestown CLO X, Ser 2017-10A, Cl A1
3.553%, VAR ICE LIBOR USD 3 Month+1.250%, 07/17/2029 (A)	750	752
KKR CLO 11, Ser 2017-11, Cl AR
3.483%, VAR ICE LIBOR USD 3 Month+1.180%, 01/15/2031 (A)	350	349

SEI Institutional Managed Trust / Annual Report / September 30, 2019	243

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
KKR CLO, Ser 2018-21, Cl A
3.303%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	$500	$495
LCM XXII, Ser 2018-22A, Cl DR
7.778%, VAR ICE LIBOR USD 3 Month+5.500%, 10/20/2028 (A)	600	536
Legacy Mortgage Asset Trust, Ser 2019-GS1, Cl A1
4.000%, 01/25/2059 (A)	729	737
Madison Park Funding XXI, Ser 2016-21A, Cl A1
3.806%, VAR ICE LIBOR USD 3 Month+1.530%, 07/25/2029 (A)	1,090	1,090
Madison Park Funding XXVI, Ser 2017-26A, Cl AR
3.456%, VAR ICE LIBOR USD 3 Month+1.200%, 07/29/2030 (A)	710	710
Marathon CLO, Ser 2005-2A
0.000%, 12/20/2019 *(A)(B)(I)	750	–
Marathon CLO V, Ser 2017-5A, Cl A1R
3.022%, VAR ICE LIBOR USD 3 Month+0.870%, 11/21/2027 (A)	1,200	1,193
Marathon CLO V, Ser 2017-5A, Cl A2R
3.602%, VAR ICE LIBOR USD 3 Month+1.450%, 11/21/2027 (A)	1,000	991
Mariner CLO, Ser 2017-4A, Cl A
3.477%, VAR ICE LIBOR USD 3 Month+1.210%, 10/26/2029 (A)	2,650	2,652
MidOcean Credit CLO I, Ser 2018-1A, Cl A2RR
3.603%, VAR ICE LIBOR USD 3 Month+1.300%, 01/15/2024 (A)	1,000	985
MidOcean Credit CLO VII, Ser 2017-7A, Cl B
4.203%, VAR ICE LIBOR USD 3 Month+1.900%, 07/15/2029 (A)	750	749
Neuberger Berman CLO XVII, Ser 2017-17A, Cl ER
8.828%, VAR ICE LIBOR USD 3 Month+6.550%, 04/22/2029 (A)	250	238
N-Star REL CDO VIII, Ser 2006-8A, Cl A2
2.590%, VAR LIBOR USD 1 Month+0.360%, 02/01/2041 (A)	649	644
Oaktree CLO, Ser 2019-1A, Cl D
6.078%, VAR ICE LIBOR USD 3 Month+3.800%, 04/22/2030 (A)	250	246
OCP CLO, Ser 2017-13A, Cl A1A
3.563%, VAR ICE LIBOR USD 3 Month+1.260%, 07/15/2030 (A)	1,700	1,702
Octagon Investment Partners XIX, Ser 2017- 1A, Cl AR
3.403%, VAR ICE LIBOR USD 3 Month+1.100%, 04/15/2026 (A)	412	412

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners XXIII, Ser 2018- 1A, Cl ER
8.053%, VAR ICE LIBOR USD 3 Month+5.750%, 07/15/2027 (A)	$450	$434
OZLM VII, Ser 2018-7RA, Cl CR
5.303%, VAR ICE LIBOR USD 3 Month+3.000%, 07/17/2029 (A)	900	845
OZLM XI, Ser 2017-11A, Cl BR
4.566%, VAR ICE LIBOR USD 3 Month+2.300%, 10/30/2030 (A)	600	592
OZLM XII, Ser 2015-12A, Cl D
7.666%, VAR ICE LIBOR USD 3 Month+5.400%, 04/30/2027 (A)	700	627
PPM CLO 3, Ser 2019-3A, Cl A
3.874%, VAR ICE LIBOR USD 3 Month+1.400%, 07/17/2030 (A)	350	350
Recette CLO, Ser 2017-1A, Cl BR
3.578%, VAR ICE LIBOR USD 3 Month+1.300%, 10/20/2027 (A)	1,000	987
Scholar Funding Trust, Ser 2011-A, Cl A
3.156%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (A)	1,060	1,061
Shackleton VIII CLO, Ser 2017-8A, Cl A2R
3.198%, VAR ICE LIBOR USD 3 Month+0.920%, 10/20/2027 (A)	4,500	4,502
Sound Point CLO III, Ser 2018-2RA, Cl A1
3.547%, VAR ICE LIBOR USD 3 Month+0.950%, 04/15/2029 (A)	2,100	2,088
Sound Point CLO XXIII, Ser 2019-2A, Cl A1
3.879%, VAR ICE LIBOR USD 3 Month+1.400%, 04/15/2032 (A)	5,460	5,463
TIAA CLO II, Ser 2017-1A, Cl A
3.872%, VAR ICE LIBOR USD 3 Month+1.280%, 04/20/2029 (A)	2,500	2,501
Tralee CLO III, Ser 2017-3A, Cl BRR
3.728%, VAR ICE LIBOR USD 3 Month+1.450%, 10/20/2027 (A)	2,300	2,269
Tryon Park CLO, Ser 2018-1A, Cl A1SR
3.193%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	2,100	2,098
Venture 31 CLO, Ser 2018-31A, Cl A1
3.308%, VAR ICE LIBOR USD 3 Month+1.030%, 04/20/2031 (A)	680	674
Voya CLO, Ser 2018-2A, Cl ER
7.659%, VAR ICE LIBOR USD 3 Month+5.400%, 07/23/2027 (A)	750	718
Voya CLO, Ser 2018-3A, Cl A1A
3.453%, VAR ICE LIBOR USD 3 Month+1.150%, 10/15/2031 (A)	750	747

244	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Whitehorse XII, Ser 2018-12A, Cl D
5.953%, VAR ICE LIBOR USD 3 Month+3.650%, 10/15/2031 (A)	$250	$243

		61,628

Student Loan — 0.6%
ECMC Group Student Loan Trust, Ser 2018-1A, Cl A
2.768%, VAR ICE LIBOR USD 1 Month+0.750%, 02/27/2068 (A)	3,066	3,045
EFS Volunteer No. 3, Ser 2012-1, Cl A3
3.018%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (A)	712	716
Montana Higher Education Student Assistance, Ser 2012-1, Cl A3
3.094%, VAR ICE LIBOR USD 1 Month+1.050%, 07/20/2043	700	700
Scholar Funding Trust, Ser 2012-B, Cl A2
3.144%, VAR ICE LIBOR USD 1 Month+1.100%, 03/28/2046 (A)	1,204	1,205

		5,666

Total Asset-Backed Securities (Cost $88,719) ($ Thousands)		83,793

LOAN PARTICIPATIONS — 8.3%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/ Tim Hortons), Term B-3 Loan, 1st Lien
4.294%, VAR LIBOR+2.250%, 02/16/2024	910	913
Academy, Ltd., Initial Term Loan, 1st Lien
6.100%, VAR LIBOR+4.000%, 07/01/2022	664	462
Acosta, Inc. (fka Acosta Holdco, Inc.), Dollar Revolving Credit Loan, 1st Lien
7.250%, VAR LIBOR+3.250%, 09/26/2019 (B)	764	305
Acosta, Inc. (fka Acosta Holdco, Inc.), Multicurrency Revolving Credit Loan, 1st Lien
7.500%, VAR LIBOR+3.250%, 09/26/2019 (B)	888	355
Adient US LLC, Initial Term Loan, 1st Lien
6.459%, 05/06/2024	948	931
Air Medical Group Holdings, Inc., 2018 New Term Loan, 1st Lien
6.294%, VAR LIBOR+4.250%, 03/14/2025 (H)	943	881
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
5.307%, VAR LIBOR+3.250%, 04/28/2022	788	736

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Albany Molecular Research, Inc., Initial Term Loan, 1st Lien
5.362%, 08/30/2024	$739	$727
Albertson’s LLC, 2019 Term B-8 Loan, 1st Lien
4.862%, 08/17/2026	430	432
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial Term Loan, 1st Lien
6.507%, 07/10/2026	819	819
Alterra Mountain Company, Initial Bluebird Term Loan, 1st Lien
5.044%, VAR LIBOR+3.250%, 07/31/2024	562	563
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
5.230%, 04/22/2026	648	651
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
4.530%, VAR LIBOR+2.250%, 04/06/2024	123	120
4.270%, VAR LIBOR+2.250%, 04/06/2024	314	308
American Renal Holdings Inc., Term B Loan, 1st Lien
7.044%, VAR LIBOR+3.250%, 06/21/2024	929	902
APi Group, Term B Loan, 1st Lien
2.500%, 09/25/2026	550	551
Applovin Corporation, Initial Term Loan, 1st Lien
5.612%, 08/15/2025	507	507
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan, 1st Lien
5.044%, VAR LIBOR+2.750%, 08/04/2022	588	590
Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan, 1st Lien
5.044%, 11/03/2024	736	739
Athenahealth, Inc., Term Loan B, 1st Lien
6.681%, 02/11/2026	824	821
6.539%, 02/11/2026	2	2
Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 1st Lien
3.794%, VAR LIBOR+2.000%, 01/15/2025	1,265	1,269
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
5.039%, VAR LIBOR+3.000%, 06/02/2025	177	178

SEI Institutional Managed Trust / Annual Report / September 30, 2019	245

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Berry Global, Inc. (fka Berry Plastics Corporation), Term Q Loan, 1st Lien
4.299%, VAR LIBOR+2.000%, 10/01/2022	$826	$830
Blackstone CQP Holdco LP, Initial Term Loan, 1st Lien
5.656%, 09/30/2024	1,898	1,905
Boyd Gaming Corporation, Refinancing Term B Loan, 1st Lien
4.166%, VAR LIBOR+2.500%, 09/15/2023	457	458
Brookfield Property REIT Inc., Initial Term B Loan, 1st Lien
4.544%, 08/27/2025	943	929
BWay Holding Company , Initial Term Loan, 1st Lien
5.590%, VAR LIBOR+3.250%, 04/03/2024	943	922
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
4.794%, VAR LIBOR+2.750%, 12/23/2024	1,477	1,467
CBS Radio Inc., Additional Term B-1 Loan, 1st Lien
4.804%, VAR LIBOR+2.750%, 11/18/2024	450	450
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
4.544%, VAR LIBOR+2.750%, 03/01/2024	1,524	1,516
Charter NEX US, Inc., Initial Term Loan, 1st Lien
5.044%, VAR LIBOR+3.250%, 05/16/2024 (H)	943	933
CityCenter Holdings, LLC , Term B Loan, 1st Lien
4.294%, VAR LIBOR+2.250%, 04/18/2024 (H)	749	750
Commscope, Inc., Initial Term Loan, 1st Lien
5.362%, 04/06/2026	525	523
Consolidated Communications, Term Loan B
5.050%, 10/05/2023	943	905
CPG International LLC (fka CPG International Inc.),Term Loan, 1st Lien
5.933%, VAR LIBOR+3.750%, 05/05/2024	645	642
Crosby US Acquisition Corp., Initial Term Loan, 1st Lien
6.796%, 06/26/2026	1,022	999

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Crown Finance US, Inc., Initial Dollar Tracnhe Term Loan, 1st Lien
4.294%, 02/28/2025	$1,270	$1,261
CSC Holdings, LLC (fka CSC Holdings, Inc.), January 2018 Incremental Term Loan, 1st Lien
4.528%, 01/25/2026	448	448
CSC Holdings, LLC (fka CSC Holdings, Inc.), March 2017 Refinancing Term Loan, 1st Lien
4.278%, VAR LIBOR+2.250%, 07/17/2025	497	497
CWGS Group, LLC, Term Loan, 1st Lien
4.862%, 11/08/2023	1	1
4.850%, 11/08/2023	897	761
Dana Incorporated, 2018 New Term B Advance, 1st Lien
4.294%, 02/27/2026	155	156
Del Frisco’s, Term Loan, 1st Lien
8.188%, 06/27/2025 (B)	250	250
DigiCert Holdings, Inc., Initial Term Loan, 1st Lien
6.044%, 08/07/2026 (H)	1,640	1,634
6.044%, 10/31/2024	1,769	1,764
Edelman Financial Center, Term Loan B, 1st Lien
5.307%, 07/21/2025	239	239
First Eagle Holdings, Inc. (fka Arnhold and S. Bleichroeder Holdings, Inc.), Refinancing Term Loan
4.854%, 12/02/2024	60	60
Focus Financial Partners, LLC, Tranche B-2 Term Loan, 1st Lien
4.544%, 07/03/2024 (H)	828	831
Four Seasons Holdings Inc., Term Loan 2013, 1st Lien
4.044%, 11/30/2023	926	930
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
6.563%, 02/19/2026	571	568
GFL Environmental Inc., Effective Date Incremental Term Loan, 1st Lien
5.044%, 05/30/2025	459	455
Global TeleLink, Term Loan, 1st Lien
6.362%, 11/29/2025	588	562
GlobalTranz Enterprises, Inc., Initial Term Loan, 1st Lien
7.057%, 05/15/2026	531	507
Golden Nugget, Inc., Initial B Term Loan, 1st Lien
4.807%, VAR LIBOR+2.750%, 10/04/2023	103	103

246	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
4.794%, VAR LIBOR+2.750%, 10/04/2023	$128	$127
GW Honos Security Corporation (Garda World Security Corporation), Term B Loan, 1st Lien
7.750%, 05/24/2024	3	3
5.632%, 05/24/2024	1,072	1,071
Hoya Midco, LLC, Initial Term Loan, 1st Lien
5.612%, 06/30/2024	939	925
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), Initial Term Loan, 1st Lien
6.100%, 05/01/2026 (D)(H)	728	732
Immucor, Inc., Term B-3 Loan, 1st Lien
7.330%, VAR LIBOR+5.000%, 06/15/2021	440	439
Ineos Enterprises Holdings Term Loan B
6.124%, 08/28/2026	850	852
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
5.804%, 11/27/2023	267	267
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
4.544%, VAR LIBOR+2.500%, 08/18/2022	935	936
Jane Street Group, LLC, Dollar Term Loan (2018), 1st Lien
5.044%, 08/25/2022	760	757
Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1st Lien
4.353%, VAR LIBOR+2.250%, 02/22/2024	530	531
Lineage Logistics LLC Term Loan, 2nd Lien
5.112%, 02/27/2025	394	394
Lions Gate Capital Holdings LLC, Term B Loan, 1st Lien
4.362%, 03/24/2025	171	171
McAfee, LLC, Term B USD Loan
5.794%, 09/30/2024	849	851
McGraw-Hill Global Education Holdings LLC, Term Loan, 1st Lien
11.000%, 04/20/2022 (B)	300	279
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
6.044%, VAR LIBOR+4.000%, 05/04/2022	496	465
Michaels Stores, Inc., 2018 New Replacement Term B Loan
4.546%, VAR LIBOR+2.500%, 01/30/2023	250	244

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1st Lien
4.546%, VAR LIBOR+2.500%, 01/30/2023	$696	$679
Misys Limited, Dollar Term Loan, 1st Lien
5.696%, VAR LIBOR+3.500%, 06/13/2024	455	442
Mitchell International, Inc., Initial Term Loan, 1st Lien
5.294%, 11/29/2024	992	950
Momentive Performance Materials Inc., Initial Dollar Term Loan, 1st Lien
5.300%, 05/15/2024	658	653
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
4.854%, VAR LIBOR+2.750%, 06/07/2023	822	781
Navistar, Inc., Tranche B Term Loan, 1st Lien
5.530%, 11/06/2024	542	539
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
4.807%, 09/21/2026 (H)	520	522
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
5.292%, 10/01/2025	1,592	1,557
Option Care Health, Inc., Term B Loan, 1st Lien
6.544%, 08/06/2026	830	827
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, 1st Lien
5.544%, 04/30/2026	700	693
Party City Holdings Inc., 2018 Replacement Term Loan, 1st Lien
4.550%, 08/19/2022	530	524
Petco Animal Supplies, Inc., Term Loan, 1st Lien
5.506%, VAR LIBOR+3.000%, 01/26/2023	740	559
PetSmart, Inc., Amended Loan, 1st Lien
6.040%, VAR LIBOR+3.000%, 03/11/2022	721	702
Phoenix Guarantor Inc., Initial Term Loan, 1st Lien
6.567%, 03/05/2026	358	359
Ply Gem Midco, Inc., Initial Term Loan, 1st Lien
5.789%, 04/12/2025	1,733	1,694
Post Holdings, Inc., Series A Incremental Term Loan, 1st Lien
4.040%, VAR LIBOR+2.000%, 05/24/2024	540	541

SEI Institutional Managed Trust / Annual Report / September 30, 2019	247

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions) , 2019 Refinancing Term B-1 Loan, 1st Lien
5.210%, 09/23/2026	$828	$819
Radnet Management, Inc., Term B-1 Loan, 1st Lien
5.830%, 06/30/2023	466	467
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
6.554%, 11/16/2025	667	667
Reynolds Group Holdings Inc., Incremental U.S. Term Loan, 1st Lien
4.794%, VAR LIBOR+2.750%, 02/05/2023	775	776
Robertshaw US Holding Corp. (fka Fox US Bidco Corp.) , Initial Term Loan, 1st Lien
5.375%, 02/28/2025	744	675
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
4.896%, VAR LIBOR+2.750%, 08/14/2024	699	692
4.794%, VAR LIBOR+2.750%, 08/14/2024	169	167
Securus Technologies Holdings, Inc. (fka Securus Technologies, Inc.), Initial Term Loan
6.830%, 11/01/2024	667	583
Shearer’s Foods, LLC, Term Loan, 1st Lien
6.294%, VAR LIBOR+3.938%, 06/30/2021	843	840
Sprint Communications, Inc., 2019 Incremental Term Loan, 1st Lien
5.125%, 02/02/2024	945	942
SS&C Technologies Holdings, Inc., Term B-3 Loan, 1st Lien
4.294%, 04/16/2025	431	432
SS&C Technologies Holdings, Inc., Term B-4 Loan, 1st Lien
4.294%, 04/16/2025	284	285
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
7.123%, 04/16/2026	1,162	1,145
Stars Group Holdings B.V., USD Term Loan, 1st Lien
5.604%, 07/10/2025	28	28
Swissport International AG, Initial Term Loan, 1st Lien
4.750%, 08/14/2024	1,500	1,639
TKC Holdings, Inc. Term Loan B
5.800%, 02/01/2023	694	680
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
7.104%, 05/29/2026	1,385	1,248

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
U.S. Renal Care, Inc., Initial Term Loan, 1st Lien
7.063%, 06/26/2026	$1,550	$1,461
UFC Holdings, LLC, Term Loan, 1st Lien
5.300%, 04/29/2026	798	800
UGI Energy Services, LLC, Initial Term Loan, 1st Lien
5.862%, 08/13/2026	349	351
Ultimate Software Group Inc., The, Initial Term Loan
5.794%, 05/04/2026	680	683
Uniti Group Inc., Shortfall Term Loan, 1st Lien
7.044%, VAR LIBOR+3.000%, 10/24/2022	473	460
Univision Communications Inc., 2017 Replacement Repriced First-Lien Term Loan, 1st Lien
4.794%, VAR LIBOR+2.750%, 03/15/2024	482	468
USI, Inc. (fka Compass Investors Inc.), 2017 New Term Loan, 1st Lien
5.104%, 05/16/2024	943	926
Vertafore, Inc., Initial Term Loan, 1st Lien
5.294%, 07/02/2025 (H)	943	915
VFH Parent LLC, Initial Term Loan, 1st Lien
5.632%, 03/01/2026 (H)	30	30
Virgin Media Bristol LLC, K Facility, Term Loan, 1st Lien
4.528%, VAR LIBOR+2.500%, 01/15/2026	935	935
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B Loan (2018), 1st Lien
4.612%, 10/23/2025	350	350
Wink Holdco, Inc., Initial Term Loan, 1st Lien
5.044%, 12/02/2024	775	761
WMG Acquisition Corp., Tranche F Term Loan, 1st Lien
4.169%, 11/01/2023	950	950
WP City, Term Loan, 1st Lien
6.706%, 08/13/2026	550	544

Total Loan Participations (Cost $82,629) ($ Thousands)		80,803

U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Notes
1.625%, 03/15/2020	3,780	3,776

248	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
United States Treasury Bill
1.965%, 02/06/2020 (E)	$2,060	$2,047

Total U.S. Treasury Obligations (Cost $5,820) ($ Thousands)		5,823

CONVERTIBLE BONDS — 0.4%
Cheniere Energy
4.250%, 03/15/2045	460	355
Innovate Capital Pte
6.000%, 12/11/2024	62	30
Liberty Media
2.125%, 03/31/2048 (A)	1,090	1,114
Okta
0.125%, 09/01/2025 (A)	320	290
Teva Pharmaceutical Finance
0.250%, 02/01/2026	930	842
Vishay Intertechnology
2.250%, 06/15/2025	1,030	963
Zillow Group
0.750%, 09/01/2024 (A)	260	248
1.375%, 09/01/2026 (A)	260	243

Total Convertible Bonds (Cost $4,076) ($ Thousands)		4,085

MUNICIPAL BONDS — 0.3%
Illinois — 0.2%
Illinois State, GO
7.350%, 07/01/2035	225	274
5.100%, 06/01/2033	1,895	2,053

		2,327

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Sales Tax Revenue, Ser A-1, RB Callable 07/01/2025 @ 100
4.500%, 07/01/2034	59	63
Puerto Rico Sales Tax Financing Sales Tax Revenue, Ser A-1, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2058	550	580
4.750%, 07/01/2053	218	226
4.550%, 07/01/2040	29	30

		899

Total Municipal Bonds (Cost $2,878) ($ Thousands)		3,226

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 0.0%

Financials — 0.0%
B. Riley Financial, 6.500%	18,100	$460

Total Preferred Stock (Cost $452) ($ Thousands)		460

Total Investments in Securities — 96.5% (Cost $908,631) ($ Thousands)		$943,929

	Contracts

PURCHASED OPTIONS* — 0.1%

Total Purchased Options(J) (Cost $552) ($ Thousands)	27,090,189	$676

WRITTEN OPTIONS* — (0.1)%

Total Written Options(J) (Premiums Received $2,611) ($ Thousands)	(46,270,658)	$(1,341)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	249

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

A list of the open exchange traded options contracts held by the Fund at September 30, 2019 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.1%

Put Options
December 2019, S&P 500 E-mini 3rd Week Option*	17	$2,532	$2,750.00	12/21/19	$28
November 2019, S&P 500 E-mini 3rd Week Option*	24	24	2,850.00	11/16/19	36
November 2019, S&P 500 E-mini 3rd Week Option*	23	18	2,750.00	11/16/19	19
November 2019, U.S. 10-Year Future Option*	25	3,258	130.00	10/19/19	13
October 2019, S&P 500 E-mini 3rd Week Option*	65	3	2,750.00	10/19/19	13
October 2019, S&P 500 E-mini 3rd Week Option*	35	1	2,600.00	10/19/19	2
USD PUT/JPY CALL*	5,320,000	574,932	108.04	11/16/19	46
USD PUT/RUB CALL*	3,550,000	230,083	65.28	11/16/19	49

		810,851			206

Call Options
USD CALL/EUR PUT*	6,220,000	11,820	1.13	10/19/19	233
USD CALL/EUR PUT*	3,480,000	6,613	1.13	10/19/19	119
USD CALL/EUR PUT*	5,090,000	9,673	1.11	10/19/19	112

		28,106			464

Total Purchased Options		$838,957			$670

WRITTEN OPTIONS — (0.1)%

Put Options
December 2019, S&P 500 E-mini 3rd Week Option*	(17)	$(2,532)	2,550.00	12/21/19	$(11)
November 2019, S&P 500 E-mini 3rd Week Option*	(23)	(4)	2,550.00	11/16/19	(5)
November 2019, S&P 500 E-mini 3rd Week Option*	(24)	(12)	2,700.00	11/16/19	(14)
October 2019, S&P 500 E-mini 3rd Week Option*	(35)	(21)	2,400.00	10/19/19	(1)
October 2019, S&P 500 E-mini 3rd Week Option*	(21)	(8)	2,500.00	10/19/19	(1)
October 2019, S&P 500 E-mini 3rd Week Option*	(30)	(45)	2,550.00	10/19/19	(1)
USD PUT/IDR CALL*	(3,600,000)	(51,084,000)	13,937.00	12/21/19	(8)
USD PUT/JPY CALL*	(5,000,000)	(540,350)	102.70	10/19/19	(2)
USD PUT/JPY CALL*	(2,500,000)	(270,175)	101.31	11/16/19	(2)
USD PUT/RUB CALL*	(3,550,000)	(230,083)	62.87	11/16/19	(7)

		(52,127,230)			(52)

Call Options
October 19 Calls on SPX*	(3)	(8)	2,995.00	10/19/19	(9)
October 19 Calls on SPX*	(480)	(989)	3,005.00	10/19/19	(1,113)
November 2019, U.S. 10 Year Future Option*	(25)	(3,258)	133.00	10/19/19	(2)
USD CALL/AUD PUT*	(3,550,000)	(2,399)	0.66	11/16/19	(12)
USD CALL/AUD PUT*	(3,580,000)	(2,419)	0.66	12/21/19	(22)
USD CALL/CAD PUT*	(3,480,000)	(4,607)	1.33	10/19/19	–
USD CALL/CAD PUT*	(3,540,000)	(4,687)	1.36	11/16/19	(3)
USD CALL/CAD PUT*	(3,600,000)	(4,766)	1.35	12/21/19	(12)
USD CALL/EUR PUT*	(5,070,000)	(5,526)	1.09	10/19/19	(38)
USD CALL/EUR PUT*	(3,480,000)	(3,793)	1.11	10/19/19	(63)
USD CALL/MXN PUT*	(1,770,000)	(34,913)	20.53	11/16/19	(10)
USD CALL/RUB PUT*	(3,550,000)	(230,083)	70.46	11/16/19	(5)

		(297,448)			(1,289)

250	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN OPTIONS (continued)

Total Written Options		$(52,424,678)			$(1,341)

A list of the open OTC options contracts for the Fund at September 30, 2019, is as follows:

Description	Counterparty	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.0%
Put Options
USD PUT/AUD CALL*	Citigroup	3,430,000	$2,317	$0.70	12/21/19	$6

Total Purchased Options			$2,317			$6

†	Represents cost.

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)

30 Day Federal Funds Futures	38	Dec-2019	$ 15,556	$ 15,557	$ 1
30 Day Federal Funds Futures	(31)	Feb-2020	(12,684)	(12,713)	(29)
90-Day Euro$	68	Jun-2020	16,490	16,736	246
Australian 10-Year Bond	21	Dec-2019	2,110	2,087	17
Euro-Bund	(51)	Dec-2019	(9,921)	(9,688)	109
Long Gilt 10-Year Bond	(7)	Dec-2019	(1,149)	(1,158)	(4)
S&P 500 Index E-MINI	260	Dec-2019	39,078	38,721	(357)
U.S. 2-Year Treasury Note	105	Jan-2020	22,623	22,628	4
U.S. 2-Year Treasury Note	(1)	Jan-2020	(216)	(216)	1
U.S. 5-Year Treasury Note	201	Jan-2020	23,974	23,949	(25)
U.S. 5-Year Treasury Note	(677)	Jan-2020	(81,020)	(80,663)	356
U.S. 10-Year Treasury Note	1,048	Dec-2019	137,198	136,568	(631)
U.S. Long Treasury Bond	(1)	Dec-2019	(160)	(162)	(2)
U.S. Long Treasury Bond	61	Dec-2019	10,074	9,901	(173)
U.S. Ultra Long Treasury Bond	269	Dec-2019	52,453	51,623	(830)
Ultra 10-Year U.S. Treasury Note	(80)	Dec-2019	(11,571)	(11,393)	178

			$ 202,835	$ 201,777	$ (1,139)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	12/04/19	GBP	2,503	USD	3,097	$5
Barclays PLC	10/17/19	USD	676	AUD	1,000	(1)
Barclays PLC	10/17/19	USD	1,262	CAD	1,654	(12)
Barclays PLC	10/17/19	GBP	1,560	USD	1,898	(26)
Barclays PLC	10/17/19	USD	2,218	EUR	1,990	(46)
Barclays PLC	01/17/20	USD	1,245	INR	89,201	1
Barclays PLC	10/17/19	USD	1,269	INR	89,201	(12)
Barclays PLC	10/17/19	USD	1,322	JPY	143,060	3
Barclays PLC	10/17/19 - 10/28/19	USD	1,707	JPY	180,502	(33)
Barclays PLC	10/17/19	USD	2,224	IDR	31,932,290	23
Barclays PLC	10/17/19	USD	1,038	IDR	14,743,120	—
Barclays PLC	10/17/19	USD	3,445	GBP	2,741	(65)
Barclays PLC	10/17/19	EUR	4,085	USD	4,617	158

SEI Institutional Managed Trust / Annual Report / September 30, 2019	251

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/17/19	MXN	63,125	USD	3,192	$ 5
Barclays PLC	10/17/19	INR	89,201	USD	1,260	3
Barclays PLC	10/17/19	JPY	212,420	USD	2,009	41
Barclays PLC	11/05/19	JPY	249,449	USD	2,309	(6)
Barclays PLC	11/21/19	USD	1,599	RUB	107,851	52
Barclays PLC	11/21/19	RUB	59,446	USD	922	12
Barclays PLC	01/17/20	USD	3,148	MXN	63,125	(3)
Barclays PLC	01/17/20	IDR	14,743,120	USD	1,024	(1)
BNP Paribas	10/17/19	USD	224	EUR	200	(5)
BNP Paribas	10/17/19	EUR	279	USD	311	6
BNP Paribas	10/17/19 - 11/18/19	CAD	1,879	USD	1,412	(8)
BNP Paribas	10/17/19	AUD	4,865	USD	3,303	20
BNP Paribas	11/22/19	AUD	1,217	USD	827	5
BT Brokerage	11/27/19	EUR	17,228	USD	19,025	164
Citigroup	10/15/19	ARS	45,023	USD	950	211
Citigroup	10/17/19	USD	125	GBP	100	(1)
Citigroup	10/17/19	CAD	1,008	USD	760	(2)
Citigroup	10/17/19 - 11/27/19	USD	1,729	JPY	184,707	(17)
Citigroup	10/17/19 - 12/27/19	USD	2,037	AUD	3,002	(8)
Citigroup	10/17/19	BRL	2,360	USD	620	55
Citigroup	11/26/19	USD	506	MXN	10,148	4
Citigroup	10/17/19	USD	3,253	MXN	63,125	(66)
Citigroup	10/17/19 - 10/28/19	EUR	6,505	USD	7,297	195
Citigroup	10/17/19 - 12/27/19	AUD	6,600	USD	4,566	111
Citigroup	10/17/19	USD	545	EUR	500	—
Citigroup	10/17/19 - 10/23/19	USD	10,954	EUR	9,832	(220)
Citigroup	10/17/19 - 11/27/19	JPY	210,952	USD	2,009	53
Citigroup	10/17/19	RUB	269,550	USD	4,173	28
Citigroup	11/21/19	RUB	107,851	USD	1,598	(54)
Citigroup	11/26/19	MXN	10,148	USD	506	(4)
JPMorgan Chase Bank	10/02/19	CAD	1,008	USD	771	10
JPMorgan Chase Bank	10/10/19 - 10/17/19	USD	6,610	EUR	5,849	(226)
JPMorgan Chase Bank	10/17/19 - 01/17/20	USD	49	TWD	1,504	—
JPMorgan Chase Bank	10/17/19	USD	667	AUD	970	(13)
JPMorgan Chase Bank	10/17/19	TWD	752	USD	24	—
JPMorgan Chase Bank	10/17/19	USD	4,796	JPY	509,510	(76)
JPMorgan Chase Bank	10/17/19	EUR	10,158	USD	11,523	434
JPMorgan Chase Bank	10/17/19	JPY	27,960	USD	264	5
JPMorgan Chase Bank	10/17/19	IDR	46,675,410	USD	3,255	(30)
JPMorgan Chase Bank	11/18/19	USD	810	CAD	1,077	4
JPMorgan Chase Bank	11/21/19	USD	923	RUB	59,446	(13)
Standard Bank	11/27/19	USD	1,044	EUR	951	(3)

						$ 657

252	SEI Institutional Managed Trust / Annual Report / September 30, 2019

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019 is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.30	Sell	5.00%	Quarterly	06/20/2023	(17,300)	$ 1,238	$ 986	$ 252
CDX.NA.HY.33	Sell	5.00%	Quarterly	12/20/2024	(6,150)	411	423	(12)
CDX.NA.HY.33	Buy	5.00%	Quarterly	12/20/2024	6,565	(438)	(425)	(13)
ICE CD Boeing Company	Sell	1.00%	Quarterly	06/20/2024	(525)	14	12	2
ICE CD CDXIG	Sell	1.00%	Quarterly	06/20/2024	(38,750)	816	865	(49)
ICE CD CDXIG	Sell	1.00%	Quarterly	12/20/2024	(36,300)	713	714	(1)
ICE CD Chile	Sell	1.00%	Quarterly	06/20/2024	(410)	13	12	1
ICE CD Columbia	Sell	1.00%	Quarterly	12/20/2023	(5,060)	60	(46)	106
ICE CD Columbia	Sell	1.00%	Quarterly	06/20/2024	(3,200)	24	10	14
ICE CD General Electric	Sell	1.00%	Quarterly	06/20/2024	(1,225)	(10)	(13)	3
ICE CD Indonesia	Sell	1.00%	Quarterly	06/20/2024	(10,780)	90	61	29
ICE CD ITXEB	Buy	1.00%	Quarterly	06/20/2024	4,800	(129)	(139)	10
ICE CD Kingdom of Saudi Arabia	Sell	1.00%	Quarterly	06/20/2024	(6,820)	95	62	33
ICE CD Lebanon	Sell	1.00%	Quarterly	06/20/2024	(50)	(19)	(13)	(6)
ICE CD Mexico	Sell	1.00%	Quarterly	06/20/2024	(1,160)	(3)	(14)	11
ICE CD Peru	Sell	1.00%	Quarterly	06/20/2024	(2,040)	49	35	14
ICE CD Peru	Sell	1.00%	Quarterly	12/20/2024	(1,620)	39	37	2
ICE CD Philippines	Sell	1.00%	Quarterly	12/20/2023	(740)	19	2	17
ICE CD Qatar	Sell	1.00%	Quarterly	06/20/2024	(1,080)	26	23	3
ICE CD Qatar	Sell	1.00%	Quarterly	12/20/2024	(860)	20	21	(1)
ICE CD Russia	Buy	1.00%	Quarterly	06/20/2023	350	(5)	3	(8)
ICE CD Russia	Buy	1.00%	Quarterly	12/20/2023	1,720	(22)	19	(41)
ICE CD South Africa	Buy	1.00%	Quarterly	12/20/2023	1,310	34	37	(3)
ICE CD Turkey	Buy	1.00%	Quarterly	12/12/2023	530	46	42	4
ICE CD Turkey	Buy	1.00%	Quarterly	06/20/2024	1,310	133	168	(35)

						$ 3,214	$ 2,882	$ 332

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
8.36%	28-DAY MXN - TIIE	Monthly	03/18/2020	MXN	202,525	$(36)	$(1)	$(35)
2.875%	3-MONTH USD - LIBOR	Quarterly	05/15/2044	USD	4,200	(1,004)	20	(1,024)
0.50%	6-MONTH EUR - EURIBOR	Semi-Annually	12/18/2039	EUR	540	(17)	5	(22)
1.50%	6-MONTH GBP - LIBOR	Semi-Annually	12/18/2029	GBP	660	(67)	(50)	(17)
0.75%	6-MONTH EUR - EURIBOR	Semi-Annually	12/18/2029	EUR	1,330	(116)	(127)	11
3 MONTH USD - LIBOR	1.2951%	Semi-Annually	05/15/2029	USD	15,240	(340)	(522)	182
0.20%	6-MONTH EUR - EURIBOR	Semi-Annually	12/18/2026	EUR	3,710	(221)	(236)	15
2.5%	3-MONTH USD - LIBOR	Quarterly	01/31/2026	USD	18,546	(1,114)	(243)	(871)
2.25%	3-MONTH USD - LIBOR	Quarterly	12/31/2025	USD	8,432	(374)	40	(414)
0.25%	6-MONTH EUR - EURIBOR	Semi-Annually	12/18/2024	EUR	4,050	(128)	(155)	27
1.86%	6-MONTH PLN - WIBOR	Semi-Annually	12/18/2024	PLN	28,030	64	(26)	90
28-DAY MXN - TIIE	7.2%	Monthly	07/17/2024	MXN	365,383	527	–	527
1-DAY BRL - CETIP	6.66%	Monthly	01/02/2023	BRL	14,850	69	11	58
3-MONTH KRW -KWCDC	1.25%	Quarterly	12/18/2021	KRW	22,115,740	19	–	19
1.75%	3-MONTH USD - LIBOR	Quarterly	12/18/2021	USD	4,720	1	(21)	22
7.95%	28-DAY MXN - TIIE	Monthly	06/16/2021	MXN	35,450	(37)	–	(37)
1-DAY BRL - CETIP	8.00%	Monthly	01/04/2021	BRL	3,700	34	–	34
3-MONTH ZAR - JIBAR	6.50%	Quarterly	12/18/2020	ZAR	79,490	(3)	–	(3)
2.75%	3-MONTH USD - LIBOR	Quarterly	08/15/2044	USD	4,284	(921)	(14)	(907)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	253

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Income Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.4846	3-MONTH USD - LIBOR	Quarterly	05/15/2045	USD	15,700	$765	$1,268	$(503)

						$(2,899)	$(51)	$(2,848)

A list of open OTC swap agreements held by the Fund at September 30, 2019 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	1-DAY BRL - CETIP	7.024%	Annually	01/04/2027	BRL	3,600	$ 5	$ –	$ 5
JPMorgan Chase Bank	1-DAY BRL - CETIP	7.044%	Annually	01/04/2027	BRL	3,000	3	–	3
Citibank	1-DAY BRL - CETIP	7.024%	Annually	01/04/2027	BRL	4,300	5	2	3
Citibank	1-DAY BRL - CETIP	7.024%	Annually	01/04/2027	BRL	4,628	4	3	1
Citibank	1-DAY BRL - CETIP	6.870%	Annually	01/04/2027	BRL	15,030	(31)	–	(31)

							$(14)	$5	$(19)

Percentages are based on Net Assets of $977,832 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
On September 30, 2019, the value of these securities amounted to $321,805 ($ Thousands), representing 32.9% of the Net Assets of the Fund.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $2,115 ($ Thousands) and represented 0.2% of the Net Assets of the Fund (See Note 2).
(D)	Security is in default on interest payment.
(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(H)	Unsettled bank loan. Interest rate may not be available.
(I)	Interest Rate Unavailable.
(J)	Refer to table below for details on Options Contracts.

ABS — Asset-Backed Security

ARS — Argentine Peso

AUD — Australian Dollar

BADLAR— Buenos Aires Deposits of Large Amount Rate

BRL — Brazilian Real

CAD — Canadian Dollar

CDO — Collateralized Debt Obligation

CETIP — Central of Custody and Financial Settlement of Securities

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

DAC — Designated Activity Company

EGP — Egyptian Pound

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JIBAR — Johannesburg Interbank Average Rate

JPY — Japanese Yen

JSC — Joint-Stock Company

KRW – Korean Won

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

MXN — Mexican Peso

MXN-TIIE — Interbank Equilibrium Interest Rate for MXN

NASDAQ — National Association of Securities Dealers and Automated Quotations

OTC — Over the Counter

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zloty

RB — Revenue Bond

REIT — Real Estate investment Trust

RUB — Russian Ruble

S&P — Standard & Poor’s

Ser — Series

SPX — Standard & Poor’s 500 Index

TBA — To be announced

TWD — Taiwan Dollar

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

WIBOR — Warsaw Interbank Offer Rate

ZAR — South African Rand

254	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	423,696	–	423,696
Sovereign Debt	–	143,617	–	143,617
Common Stock	104,890	59	57	105,006
Mortgage-Backed Securities	–	93,420	–	93,420
Asset-Backed Securities	–	83,792	1	83,793
Loan Participations	–	79,614	1,189	80,803
U.S. Treasury Obligations	–	5,823	–	5,823
Convertible Bonds	–	4,085	–	4,085
Municipal Bonds	–	3,226	–	3,226
Preferred Stock	–	460	–	460

Total Investments in Securities	104,890	837,792	1,247	943,929

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	670	6	–	676
Written Options	(1,341)	–	–	(1,341)
Futures Contracts*
Unrealized Appreciation	912	–	–	912
Unrealized Depreciation	(2,051)	–	–	(2,051)
Forwards Contracts*
Unrealized Appreciation	–	1,608	–	1,608
Unrealized Depreciation	–	(951)	–	(951)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	501	–	501
Unrealized Depreciation	–	(169)	–	(169)
Interest Rate Swaps*
Unrealized Appreciation	–	985	–	985
Unrealized Depreciation	–	(3,833)	–	(3,833)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	12	–	12
Unrealized Depreciation	–	(31)	–	(31)

Total Other Financial Instruments	(1,810)	(1,872)	–	(3,682)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Asset-Backed Securities	Investments in Loan Participations	Investments in Common Stock

Balance as of October 1, 2018	$–	$4,563	$911

Accrued discounts/premiums	–	(12)	–

Realized gain/(loss)	(1,646)	(336)	(449)

Change in unrealized appreciation/(depreciation)	1,646	(275)	–

Purchases	–	2,437	–

Sales	–	(4,408)	(405)

Net transfer into Level 3	1	–	–

Net transfer out of Level 3	–	(780)	–

Ending Balance as of September 30, 2019	$1	$1,189	$57

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(1,373)	$(291)	$–

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “–” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	255

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 67.4%
U.S. Treasury Bills ^
2.058%, 01/30/2020 (A)	$45,500	$45,228
2.000%, 11/07/2019 (A)	7,000	6,988
1.982%, 12/05/2019 (A)	22,000	21,929
1.973%, 11/12/2019 (A)	1,000	998
U.S. Treasury Inflation Protected Securities (B)
2.375%, 01/15/2025	22,180	24,671
1.250%, 07/15/2020	45,406	45,589
0.625%, 07/15/2021	102,303	102,617
0.625%, 04/15/2023	43,951	44,297
0.625%, 01/15/2024	18,798	19,081
0.375%, 07/15/2023	23,274	23,405
0.375%, 07/15/2025	35,869	36,319
0.125%, 04/15/2021	11,839	11,708
0.125%, 04/15/2022	36,650	36,264
0.125%, 07/15/2022	86,681	86,275
0.125%, 01/15/2023	14,072	13,950
0.125%, 07/15/2024	19,666	19,641
0.125%, 07/15/2026	19,865	19,801
U.S. Treasury Notes ^
2.250%, 03/31/2020	1,100	1,102
2.134%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021	4,000	3,997
2.053%, VAR US Treasury 3 Month Bill Money Market Yield+0.139%, 04/30/2021	3,000	2,995
2.029%, VAR US Treasury 3 Month Bill Money Market Yield+0.115%, 01/31/2021	4,500	4,494
1.894%, VAR US Treasury 3 Month Bill Money Market Yield+0.045%, 10/31/2020	2,500	2,496

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.125%, 04/30/2020	$1,700	$1,693

Total U.S. Treasury Obligations (Cost $573,718) ($ Thousands)		575,538

	Shares

COMMON STOCK — 28.3%

Communication Services — 2.1%
Activision Blizzard Inc	7,173	380
Alphabet Inc, Cl A *	1,592	1,944
Alphabet Inc, Cl C *	1,526	1,860
AT&T Inc (B)	89,231	3,377
CenturyLink Inc	13,415	167
Cinemark Holdings Inc	2,200	85
Cogent Communications Holdings Inc	600	33
Electronic Arts Inc *	2,883	282
Facebook Inc, Cl A *	13,968	2,487
IAC/InterActiveCorp *	200	44
Iridium Communications Inc *	2,600	55
Liberty Media Corp-Liberty Formula One, Cl C *	3,000	125
Live Nation Entertainment Inc *	1,500	100
Madison Square Garden Co/The *	200	53
Netflix Inc *	3,805	1,018
Shenandoah Telecommunications Co	1,300	41
Spotify Technology SA *	300	34
Sprint Corp *	9,008	56
Take-Two Interactive Software Inc, Cl A *	1,000	125
Telephone & Data Systems Inc	1,422	37
T-Mobile US Inc *	4,027	317
TripAdvisor Inc *	800	31
Twitter Inc *	4,392	181
Verizon Communications Inc	49,844	3,009
Viacom Inc, Cl B	4,000	96
Vonage Holdings Corp *	4,800	54
Walt Disney Co/The	15,324	1,997
World Wrestling Entertainment Inc, Cl A	400	28
Zayo Group Holdings Inc *	3,761	128
Zynga Inc, Cl A *	14,800	86

		18,230

Consumer Staples — 7.3%
Altria Group Inc (B)	57,714	2,361
Andersons Inc/The	1,500	34
Archer-Daniels-Midland Co	17,479	718
B&G Foods Inc, Cl A	2,329	44
Beyond Meat Inc *	300	45
BJ’s Wholesale Club Holdings Inc *	4,800	124
Boston Beer Co Inc/The, Cl A *	350	128
Brown-Forman Corp, Cl A	1,728	103
Brown-Forman Corp, Cl B	5,669	356
Bunge Ltd	4,136	234
Calavo Growers Inc	854	81

256	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cal-Maine Foods Inc	650	$26
Campbell Soup Co	5,196	244
Casey’s General Stores Inc	1,297	209
Central Garden & Pet Co, Cl A *	4,600	131
Church & Dwight Co Inc	8,368	630
Clorox Co/The	3,881	589
Coca-Cola Co/The (B)	116,464	6,340
Coca-Cola Consolidated Inc	100	30
Colgate-Palmolive Co	25,648	1,885
Conagra Brands Inc	15,186	466
Constellation Brands Inc, Cl A	4,773	989
Costco Wholesale Corp	13,739	3,958
Coty Inc, Cl A	12,665	133
Darling Ingredients Inc *	5,936	113
Edgewell Personal Care Co *	1,834	60
Energizer Holdings Inc	2,713	118
Estee Lauder Cos Inc/The, Cl A	6,817	1,356
Flowers Foods Inc	7,407	171
Fresh Del Monte Produce Inc	1,189	41
Freshpet Inc *	1,300	65
General Mills Inc	18,214	1,004
Hain Celestial Group Inc/The *	2,634	57
Herbalife Nutrition Ltd *	3,708	140
Hershey Co/The	4,594	712
Hormel Foods Corp	9,018	394
Hostess Brands Inc, Cl A *	3,370	47
Ingles Markets Inc, Cl A	1,453	57
Ingredion Inc	2,082	170
Inter Parfums Inc	800	56
J&J Snack Foods Corp	727	140
JM Smucker Co/The	3,614	398
Kellogg Co	7,903	509
Keurig Dr Pepper Inc	6,485	177
Kimberly-Clark Corp	11,078	1,574
Kraft Heinz Co/The	19,618	548
Kroger Co/The	25,131	648
Lamb Weston Holdings Inc	4,305	313
Lancaster Colony Corp	650	90
Limoneira Co	2,400	44
McCormick & Co Inc/MD	3,873	605
Medifast Inc	400	42
Molson Coors Brewing Co, Cl B	5,215	300
Mondelez International Inc, Cl A	43,725	2,419
Monster Beverage Corp *	11,731	681
Nu Skin Enterprises Inc, Cl A	1,702	72
PepsiCo Inc	42,396	5,813
Performance Food Group Co *	4,195	193
Philip Morris International Inc	47,663	3,619
Pilgrim’s Pride Corp *	1,078	34
Post Holdings Inc *	2,172	230
PriceSmart Inc	1,550	110
Procter & Gamble Co/The (B)	76,029	9,456

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Rite Aid Corp *	3,190	$22
Sanderson Farms Inc	601	91
Seaboard Corp	7	31
Simply Good Foods Co/The *	1,700	49
Spectrum Brands Holdings Inc	1,666	88
Sprouts Farmers Market Inc *	5,028	97
Sysco Corp, Cl A	14,329	1,138
Tootsie Roll Industries Inc	2,100	78
TreeHouse Foods Inc *	1,857	103
Tyson Foods Inc, Cl A (B)	8,921	768
Universal Corp/VA	822	45
US Foods Holding Corp *	7,356	302
USANA Health Sciences Inc *	500	34
Vector Group Ltd	5,329	63
Walgreens Boots Alliance Inc	23,563	1,303
Walmart Inc	43,153	5,121
WD-40 Co	327	60
Weis Markets Inc	1,300	50

		61,877

Energy — 7.0%
Antero Midstream Corp	7,900	58
Antero Resources Corp *	9,447	29
Apache Corp	18,067	462
Apergy Corp *	3,400	92
Arch Coal Inc	600	45
Archrock Inc	6,500	65
Baker Hughes a GE Co, Cl A	25,840	599
Berry Petroleum Corp	6,700	63
Brigham Minerals Inc, Cl A	2,400	48
C&J Energy Services Inc *	6,986	75
Cabot Oil & Gas Corp	20,625	362
Cactus Inc, Cl A *	2,200	64
California Resources Corp *	1,300	13
Callon Petroleum Co *	11,228	49
Carrizo Oil & Gas Inc *	2,700	23
Centennial Resource Development Inc/DE, Cl A *	7,800	35
Cheniere Energy Inc *	11,180	705
Chesapeake Energy Corp *	67,222	95
Chevron Corp (B)	93,494	11,088
Cimarex Energy Co	4,688	225
CNX Resources Corp *	9,162	66
Concho Resources Inc	9,598	652
ConocoPhillips	53,576	3,053
Continental Resources Inc/OK, Cl A	4,104	126
Contura Energy Inc *	1,000	28
CVR Energy Inc	1,600	70
Delek US Holdings Inc	3,658	133
Denbury Resources Inc *	15,000	18
Devon Energy Corp	20,233	487
DHT Holdings Inc	14,600	90

SEI Institutional Managed Trust / Annual Report / September 30, 2019	257

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Diamond Offshore Drilling Inc *	10,500	$58
Diamondback Energy Inc, Cl A	8,278	744
DMC Global Inc	500	22
Dril-Quip Inc *	1,388	70
EOG Resources Inc	28,187	2,092
EQT Corp	13,098	139
Equitrans Midstream Corp	11,398	166
Exxon Mobil Corp (B)	204,048	14,408
GasLog Ltd	2,800	36
Golar LNG Ltd	4,877	63
Green Plains Inc	3,800	40
Gulfport Energy Corp *	7,258	20
Halliburton Co	43,127	813
Helix Energy Solutions Group Inc *	7,900	64
Helmerich & Payne Inc	4,838	194
Hess Corp	13,753	832
HollyFrontier Corp	7,231	388
Jagged Peak Energy Inc *	5,500	40
Kinder Morgan Inc/DE	95,346	1,965
Kosmos Energy Ltd	24,500	153
Laredo Petroleum Inc *	6,591	16
Magnolia Oil & Gas Corp *	6,200	69
Marathon Oil Corp	38,174	468
Marathon Petroleum Corp	31,371	1,906
Matador Resources Co *	7,964	132
McDermott International Inc *	7,683	15
Murphy Oil Corp	8,258	183
Nabors Industries Ltd	20,551	38
National Oilwell Varco Inc, Cl A	20,423	433
Newpark Resources Inc, Cl A *	5,566	42
Noble Corp plc *	11,500	15
Noble Energy Inc	24,340	547
Northern Oil and Gas Inc *	29,100	57
Oasis Petroleum Inc *	16,500	57
Occidental Petroleum Corp	43,786	1,947
Oceaneering International Inc, Cl A *	4,468	61
Oil States International Inc *	2,170	29
ONEOK Inc	18,920	1,394
Par Pacific Holdings Inc *	4,300	98
Parsley Energy Inc, Cl A	12,991	218
Patterson-UTI Energy Inc	10,159	87
PBF Energy Inc, Cl A	6,929	188
PDC Energy Inc, Cl A *	3,850	107
Peabody Energy Corp	3,825	56
Phillips 66	21,367	2,188
Pioneer Natural Resources Co	8,071	1,015
ProPetro Holding Corp *	4,200	38
QEP Resources Inc	11,994	44
Range Resources Corp	9,059	35
Renewable Energy Group Inc *	2,200	33
REX American Resources Corp *	700	53
RPC Inc	4,128	23

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Schlumberger Ltd, Cl A	68,016	$2,324
Scorpio Tankers Inc	1,889	56
SEACOR Holdings Inc, Cl A *	1,100	52
SemGroup Corp, Cl A	2,990	49
Ship Finance International Ltd	5,300	74
SM Energy Co	4,963	48
Solaris Oilfield Infrastructure Inc, Cl A	4,300	58
Southwestern Energy Co *	28,922	56
SRC Energy Inc *	18,764	87
Talos Energy Inc *	2,200	45
Targa Resources Corp	11,743	472
Tellurian Inc *	6,700	56
Tidewater Inc *	2,500	38
Transocean Ltd *(B)	40,125	179
US Silica Holdings Inc	3,378	32
Valero Energy Corp (B)	20,115	1,715
W&T Offshore Inc *	3,500	15
Whiting Petroleum Corp *	6,452	52
Williams Cos Inc/The	59,592	1,434
World Fuel Services Corp	2,874	115
WPX Energy Inc *	20,710	219

		59,993

Health Care — 5.6%
Abbott Laboratories	18,629	1,559
AbbVie Inc	19,095	1,446
ABIOMED Inc *	424	75
Acadia Healthcare Co Inc, Cl A *	1,066	33
ACADIA Pharmaceuticals Inc *	900	32
Acceleron Pharma Inc *	2,600	103
Agilent Technologies Inc	4,336	332
Agios Pharmaceuticals Inc *	700	23
Alexion Pharmaceuticals Inc *	2,903	284
Align Technology Inc *	1,001	181
Alkermes PLC *	2,411	47
Allergan PLC	4,169	702
Allscripts Healthcare Solutions Inc *	5,900	65
Alnylam Pharmaceuticals Inc *	1,101	89
Amedisys Inc *	400	52
AmerisourceBergen Corp, Cl A	2,333	192
Amgen Inc, Cl A (B)	7,840	1,517
Amicus Therapeutics Inc *	2,893	23
AMN Healthcare Services Inc *	300	17
Anthem Inc	3,178	763
Arena Pharmaceuticals Inc *	1,100	50
Arrowhead Pharmaceuticals Inc *	3,900	110
Baxter International Inc (B)	6,257	547
Becton Dickinson and Co	3,381	855
Biogen Inc *	2,424	564
BioMarin Pharmaceutical Inc *	2,543	171
Bio-Rad Laboratories Inc, Cl A *	282	94
Bio-Techne Corp	450	88

258	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bluebird Bio Inc *	597	$55
Blueprint Medicines Corp *	540	40
Boston Scientific Corp *	16,450	669
Bristol-Myers Squibb Co	19,501	989
Bruker Corp	900	39
Cambrex Corp *	900	54
Cantel Medical Corp	300	22
Cardinal Health Inc	3,775	178
Catalent Inc *	2,456	117
Celgene Corp, Cl A *	8,507	845
Centene Corp *	5,286	229
Cerner Corp	3,814	260
Charles River Laboratories International Inc *	753	100
Chemed Corp	280	117
Cigna Corp	4,657	707
CONMED Corp	1,500	144
Cooper Cos Inc/The, Cl A	772	229
CVS Health Corp	15,437	974
Danaher Corp, Cl A	7,483	1,081
DaVita Inc *	1,958	112
DENTSPLY SIRONA Inc	3,504	187
DexCom Inc *	1,000	149
Edwards Lifesciences Corp, Cl A *	2,657	584
Elanco Animal Health Inc *	4,500	120
Eli Lilly & Co	11,103	1,242
Emergent BioSolutions Inc *	1,100	57
Encompass Health Corp	1,178	75
Ensign Group Inc/The	1,219	58
Exact Sciences Corp *	2,039	184
Exelixis Inc *	3,701	65
FibroGen Inc *	1,286	48
Gilead Sciences Inc (B)	15,501	982
Global Blood Therapeutics Inc *	700	34
Globus Medical Inc, Cl A *	800	41
Haemonetics Corp *	628	79
Halozyme Therapeutics Inc *	3,568	55
HCA Healthcare Inc	3,251	391
HealthEquity Inc *	500	29
Henry Schein Inc *	2,103	134
Hill-Rom Holdings Inc	1,251	132
HMS Holdings Corp *	1,600	55
Hologic Inc *	3,515	178
Horizon Therapeutics Plc *	1,628	44
Humana Inc	1,582	404
ICU Medical Inc *	324	52
IDEXX Laboratories Inc *	1,048	285
Illumina Inc *	1,722	524
Immunomedics Inc *	2,254	30
Incyte Corp *	2,443	181
Insmed Inc *	1,600	28
Insulet Corp *	578	95

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Integra LifeSciences Holdings Corp *	628	$38
Intuitive Surgical Inc *	1,337	722
Ionis Pharmaceuticals Inc *	1,876	112
Iovance Biotherapeutics Inc *	3,500	64
IQVIA Holdings Inc *	2,182	326
Jazz Pharmaceuticals PLC *	1,329	170
Johnson & Johnson (B)	30,246	3,913
Laboratory Corp of America Holdings *	1,412	237
LHC Group Inc *	300	34
Ligand Pharmaceuticals Inc *	278	28
LivaNova PLC *	457	34
Magellan Health Inc *	600	37
Masimo Corp *	892	133
McKesson Corp	2,453	335
Medicines Co/The *	1,500	75
Medidata Solutions Inc *	529	48
MEDNAX Inc *	1,127	26
Medtronic PLC	16,405	1,782
Merck & Co Inc	29,751	2,504
Mettler-Toledo International Inc *	340	239
Mirati Therapeutics Inc *	600	47
Moderna Inc *	6,500	103
Molina Healthcare Inc *	738	81
Mylan NV *	6,687	132
MyoKardia Inc *	900	47
Myriad Genetics Inc *	2,300	66
National HealthCare Corp	900	74
Nektar Therapeutics, Cl A *	2,284	42
Neogen Corp, Cl B *	469	32
Neurocrine Biosciences Inc *	1,128	102
Novocure Ltd *	1,000	75
NuVasive Inc *	1,100	70
Omnicell Inc *	550	40
Patterson Cos Inc	2,077	37
Penumbra Inc *	250	34
PerkinElmer Inc	1,652	141
Perrigo Co PLC	2,330	130
Pfizer Inc	66,104	2,375
Portola Pharmaceuticals Inc, Cl A *	3,600	97
PRA Health Sciences Inc *	798	79
PTC Therapeutics Inc *	1,200	41
QIAGEN NV *	4,204	139
Quest Diagnostics Inc	1,833	196
Regeneron Pharmaceuticals Inc *	950	264
Repligen Corp *	388	30
ResMed Inc	1,933	261
Sage Therapeutics Inc *	797	112
Sarepta Therapeutics Inc *	809	61
Seattle Genetics Inc *	1,652	141
Spark Therapeutics Inc *	600	58
STERIS PLC	1,700	246
Stryker Corp	4,002	866

SEI Institutional Managed Trust / Annual Report / September 30, 2019	259

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Supernus Pharmaceuticals Inc *	1,500	$41
Syneos Health Inc, Cl A *	1,073	57
Tandem Diabetes Care Inc *	400	24
Teladoc Health Inc *	1,000	68
Teleflex Inc	600	204
Tenet Healthcare Corp *	2,000	44
Thermo Fisher Scientific Inc	4,986	1,452
Ultragenyx Pharmaceutical Inc *	376	16
United Therapeutics Corp *	722	58
UnitedHealth Group Inc	11,012	2,393
Universal Health Services Inc, Cl B	898	134
US Physical Therapy Inc	600	78
Varian Medical Systems Inc *	1,102	131
Veeva Systems Inc, Cl A *	1,321	202
Vertex Pharmaceuticals Inc *	3,024	512
Waters Corp *	1,101	246
WellCare Health Plans Inc *	622	161
West Pharmaceutical Services Inc	1,251	177
Wright Medical Group NV *	1,277	26
Zimmer Biomet Holdings Inc	2,703	371
Zoetis Inc, Cl A	5,994	747

		47,715

Information Technology — 2.0%
Accenture PLC, Cl A	2,860	550
Adobe Inc *	2,344	648
Akamai Technologies Inc *	637	58
Alliance Data Systems Corp	320	41
Amdocs Ltd	1,853	123
ANSYS Inc *	601	133
Aspen Technology Inc *	376	46
Atlassian Corp PLC, Cl A *	800	100
Autodesk Inc, Cl A *	1,102	163
Automatic Data Processing Inc	2,260	365
Black Knight Inc *	900	55
Booz Allen Hamilton Holding Corp, Cl A	600	43
Broadridge Financial Solutions Inc	700	87
Cadence Design Systems Inc *	1,982	131
Cass Information Systems Inc	1,080	58
CDK Global Inc	965	46
Citrix Systems Inc	800	77
Cognizant Technology Solutions Corp, Cl A	3,245	196
Conduent Inc *	2,908	18
DXC Technology Co	1,202	35
EPAM Systems Inc *	850	155
Euronet Worldwide Inc *	327	48
Fair Isaac Corp *	200	61
Fidelity National Information Services Inc, Cl B	2,806	373
Fiserv Inc, Cl A *	2,364	245
FleetCor Technologies Inc *	552	158
Fortinet Inc *	750	58

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Gartner Inc *	400	$57
Global Payments Inc	1,697	270
GoDaddy Inc, Cl A *	495	33
Guidewire Software Inc, Cl Z *	400	42
International Business Machines Corp (B)	4,387	638
Intuit Inc	1,203	320
Jack Henry & Associates Inc	451	66
Leidos Holdings Inc	1,100	95
Mastercard Inc, Cl A	4,253	1,155
Microsoft Corp	33,887	4,711
Nuance Communications Inc *	3,100	51
Nutanix Inc, Cl A *	1,000	26
Okta Inc, Cl A *	400	39
Oracle Corp, Cl B	11,251	619
Palo Alto Networks Inc *	596	122
Paychex Inc	1,875	155
Paycom Software Inc *	600	126
PayPal Holdings Inc *	5,486	568
PTC Inc *	500	34
RingCentral Inc, Cl A *	600	75
Sabre Corp	2,300	52
salesforce.com Inc *	4,129	613
ServiceNow Inc *	813	206
Splunk Inc *	805	95
Square Inc, Cl A *	1,777	110
SS&C Technologies Holdings Inc	1,260	65
Symantec Corp, Cl A	3,306	78
Synopsys Inc *	943	129
Teradata Corp *	1,000	31
Trade Desk Inc/The, Cl A *	190	36
Twilio Inc, Cl A *	1,200	132
Tyler Technologies Inc *	229	60
VeriSign Inc *	291	55
Visa Inc, Cl A	8,508	1,463
VMware Inc, Cl A	420	63
Western Union Co/The	4,200	97
WEX Inc *	200	40
Workday Inc, Cl A *	851	145
Zendesk Inc *	700	51

		16,794

Real Estate — 2.9%
Acadia Realty Trust ‡	2,627	75
Agree Realty Corp ‡	800	59
Alexander & Baldwin Inc ‡	2,438	60
Alexandria Real Estate Equities Inc ‡	2,214	341
American Assets Trust Inc ‡	1,635	76
American Campus Communities Inc ‡	2,970	143
American Homes 4 Rent, Cl A ‡	5,994	155
American Tower Corp, Cl A ‡	8,335	1,843
Americold Realty Trust ‡	2,200	82

260	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apartment Investment & Management Co, Cl A ‡	3,555	$185
Apple Hospitality Inc ‡	4,014	67
AvalonBay Communities Inc ‡	2,453	528
Boston Properties Inc ‡	2,811	364
Brandywine Realty Trust ‡	5,421	82
Brixmor Property Group Inc ‡	6,467	131
Brookfield Property Inc, Cl A ‡	2,800	57
Camden Property Trust ‡	1,903	211
CareTrust REIT Inc ‡	2,300	54
CBRE Group Inc, Cl A *‡	6,378	338
Chatham Lodging Trust ‡	3,100	56
Colony Capital Inc ‡	14,866	90
Columbia Property Trust Inc ‡	1,650	35
CoreCivic Inc ‡	3,867	67
CoreSite Realty Corp ‡	886	108
Corporate Office Properties Trust ‡	2,828	84
Cousins Properties Inc ‡	3,528	133
Crown Castle International Corp ‡	7,896	1,098
CubeSmart ‡	4,581	160
CyrusOne Inc ‡	2,136	169
DiamondRock Hospitality Co ‡	6,442	66
Digital Realty Trust Inc, Cl A ‡	4,002	520
Douglas Emmett Inc ‡	3,269	140
Duke Realty Corp ‡	8,459	287
Easterly Government Properties Inc ‡	3,375	72
EastGroup Properties Inc ‡	976	122
Empire State Realty Trust Inc, Cl A ‡	4,528	65
EPR Properties, Cl A ‡	1,353	104
Equinix Inc ‡	1,691	975
Equity Commonwealth ‡	1,650	57
Equity LifeStyle Properties Inc ‡	1,850	247
Equity Residential ‡	6,968	601
Essex Property Trust Inc ‡	1,251	409
Extra Space Storage Inc ‡	2,281	266
Federal Realty Investment Trust ‡	1,219	166
First Industrial Realty Trust Inc ‡	3,230	128
Four Corners Property Trust Inc ‡	2,200	62
Gaming and Leisure Properties Inc ‡	5,056	193
GEO Group Inc/The ‡	3,947	68
Getty Realty Corp ‡	2,400	77
Gladstone Commercial Corp ‡	3,038	71
HCP Inc ‡	9,208	328
Healthcare Realty Trust Inc ‡	3,304	111
Healthcare Trust of America Inc, Cl A ‡	4,841	142
Highwoods Properties Inc ‡	2,551	115
Host Hotels & Resorts Inc ‡	12,488	216
Howard Hughes Corp/The *‡	1,309	170
Hudson Pacific Properties Inc ‡	3,282	110
Investors Real Estate Trust ‡	544	41
Invitation Homes Inc ‡	6,683	198
Iron Mountain Inc ‡	6,157	199

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
JBG SMITH Properties ‡	1,800	$71
Jones Lang LaSalle Inc	1,024	142
Kennedy-Wilson Holdings Inc ‡	2,345	51
Kilroy Realty Corp ‡	2,328	181
Kimco Realty Corp ‡	8,727	182
Lamar Advertising Co, Cl A ‡	1,784	146
Lexington Realty Trust, Cl B ‡	4,000	41
Liberty Property Trust ‡	3,787	194
Life Storage Inc ‡	800	84
LTC Properties Inc ‡	1,379	71
Macerich Co/The ‡	3,212	101
Mack-Cali Realty Corp ‡	2,924	63
Medical Properties Trust Inc ‡	7,858	154
Mid-America Apartment Communities Inc ‡	2,219	288
Monmouth Real Estate Investment Corp, Cl A ‡	2,173	31
National Health Investors Inc ‡	941	78
National Retail Properties Inc ‡	3,400	192
National Storage Affiliates Trust ‡	1,700	57
Office Properties Income Trust ‡	2,033	62
Omega Healthcare Investors Inc ‡	4,074	170
Outfront Media Inc ‡	3,922	109
Paramount Group Inc ‡	6,007	80
Park Hotels & Resorts Inc ‡	5,354	134
Pebblebrook Hotel Trust ‡	2,577	72
Pennsylvania Real Estate Investment Trust ‡	5,061	29
Physicians Realty Trust ‡	5,878	104
Piedmont Office Realty Trust Inc, Cl A ‡	3,766	79
PotlatchDeltic Corp ‡	1,763	72
Preferred Apartment Communities Inc, Cl A ‡	3,424	49
Prologis Inc ‡	11,970	1,020
PS Business Parks Inc ‡	502	91
Public Storage ‡	2,725	668
QTS Realty Trust Inc, Cl A ‡	1,702	88
Rayonier Inc ‡	3,508	99
Realty Income Corp ‡	6,199	475
Redfin Corp *‡	2,531	43
Regency Centers Corp ‡	3,362	234
Retail Opportunity Investments Corp ‡	5,100	93
Retail Properties of America Inc, Cl A ‡	7,590	94
Rexford Industrial Realty Inc ‡	1,128	50
RLJ Lodging Trust ‡	4,599	78
Ryman Hospitality Properties Inc ‡	972	80
Sabra Health Care Inc ‡	4,681	107
Saul Centers Inc ‡	834	45
SBA Communications Corp, Cl A ‡	2,403	579
Senior Housing Properties Trust ‡	6,344	59
Service Properties Trust	3,452	89
Simon Property Group Inc ‡	5,233	815
SITE Centers Corp ‡	4,485	68
SL Green Realty Corp ‡	1,070	87
Spirit Realty Capital Inc ‡	2,641	126

SEI Institutional Managed Trust / Annual Report / September 30, 2019	261

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
STAG Industrial Inc ‡	1,478	$44
STORE Capital Corp ‡	4,155	155
Summit Hotel Properties Inc ‡	5,100	59
Sun Communities Inc ‡	1,752	260
Sunstone Hotel Investors Inc ‡	5,306	73
Tanger Factory Outlet Centers Inc ‡	2,478	38
Taubman Centers Inc ‡	1,535	63
Terreno Realty Corp ‡	978	50
UDR Inc ‡	5,857	284
Uniti Group Inc ‡	4,262	33
Urban Edge Properties ‡	2,748	54
Ventas Inc ‡	6,883	503
VEREIT Inc ‡	20,920	205
VICI Properties Inc ‡	7,900	179
Vornado Realty Trust ‡	2,878	183
Washington Real Estate Investment Trust ‡	2,478	68
Weingarten Realty Investors ‡	2,977	87
Welltower Inc ‡	7,821	709
Weyerhaeuser Co ‡	15,037	417
WP Carey Inc ‡	3,179	285
Xenia Hotels & Resorts Inc ‡	1,800	38

		25,139

Utilities — 1.4%
AES Corp/VA	8,342	136
ALLETE Inc	650	57
Alliant Energy Corp	2,828	152
Ameren Corp	2,754	220
American Electric Power Co Inc	5,579	523
American States Water Co	500	45
American Water Works Co Inc	1,991	247
Aqua America Inc	2,803	126
Atmos Energy Corp	1,337	152
Avista Corp	600	29
Black Hills Corp, Cl A	1,200	92
California Water Service Group, Cl A	1,200	63
CenterPoint Energy Inc	5,508	166
Clearway Energy Inc, Cl C	3,419	62
CMS Energy Corp	3,204	205
Consolidated Edison Inc	3,556	336
Dominion Energy Inc	8,374	679
DTE Energy Co	1,933	257
Duke Energy Corp	7,843	752
Edison International	3,780	285
El Paso Electric Co, Cl A	500	33
Entergy Corp	2,093	246
Evergy Inc	3,301	220
Eversource Energy	3,705	317
Exelon Corp	11,062	534
FirstEnergy Corp	6,322	305
Hawaiian Electric Industries Inc	1,428	65
MDU Resources Group Inc	3,645	103

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MGE Energy Inc	700	$56
National Fuel Gas Co	1,437	68
New Jersey Resources Corp	1,772	80
NextEra Energy Inc	5,408	1,260
NiSource Inc	4,946	148
Northwest Natural Holding Co	600	43
NorthWestern Corp	601	45
NRG Energy Inc	3,905	155
OGE Energy Corp	3,290	149
ONE Gas Inc	1,094	105
Ormat Technologies Inc	800	60
Pattern Energy Group Inc, Cl A	1,552	42
PG&E Corp *	7,761	77
Pinnacle West Capital Corp	1,050	102
PNM Resources Inc	2,052	107
Portland General Electric Co	1,876	106
PPL Corp	6,980	220
Public Service Enterprise Group Inc	5,537	344
Sempra Energy	3,184	470
South Jersey Industries Inc, Cl A	2,400	79
Southern Co/The	11,624	718
Southwest Gas Holdings Inc	976	89
Spire Inc	494	43
UGI Corp	2,447	123
Unitil Corp	1,300	82
Vistra Energy Corp	5,578	149
WEC Energy Group Inc	3,815	363
Xcel Energy Inc	6,098	396

		12,086

Total Common Stock (Cost $211,371) ($ Thousands)		241,834

	Face Amount (Thousands)

CORPORATE OBLIGATIONS — 10.5%

Communication Services — 0.8%
AT&T
4.125%, 02/17/2026	$574	620
3.400%, 05/15/2025	2,045	2,134
CBS
3.500%, 01/15/2025	835	868
CCO Holdings
5.000%, 02/01/2028 (C)	282	292
4.000%, 03/01/2023 (C)	603	613
Diamond Sports Group
5.375%, 08/15/2026 (C)	293	304
Verizon Communications
5.012%, 04/15/2049	106	133
4.862%, 08/21/2046	279	341
Vodafone Group
4.125%, 05/30/2025	827	893

262	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.750%, 01/16/2024	$ 378	$398

		6,596

Consumer Discretionary — 0.5%
Cox Communications
2.950%, 06/30/2023 (C)	240	244
CSC Holdings
6.750%, 11/15/2021	160	172
Expedia Group Inc
3.800%, 02/15/2028	805	842
General Motors Financial
5.100%, 01/17/2024	858	922
International Game Technology
6.250%, 02/15/2022 (C)	560	591
Panther BF Aggregator 2
4.375%, 05/15/2026 (C)	EUR 155	172
Starbucks
4.500%, 11/15/2048	$ 307	357
Time Warner Cable
4.500%, 09/15/2042	330	325
Virgin Media Finance
5.250%, 02/15/2022	200	204

		3,829

Consumer Staples — 0.5%
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	755	988
BAT Capital
3.215%, 09/06/2026	891	880
BRF
3.950%, 05/22/2023	254	254
BRF GmbH
4.350%, 09/29/2026	300	297
Kraft Heinz Foods
3.950%, 07/15/2025	61	64
3.750%, 04/01/2030 (C)	504	509
Minerva Luxembourg
6.500%, 09/20/2026 (C)	286	298
5.875%, 01/19/2028	199	199
Tyson Foods
4.000%, 03/01/2026	108	117
3.950%, 08/15/2024	715	763
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (C)(D)(E)	660	30

		4,399

Energy — 1.4%
Antero Resources
5.125%, 12/01/2022	123	108
Baker Hughes a GE
3.337%, 12/15/2027	501	514

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cenovus Energy
5.700%, 10/15/2019	$ 96	$97
3.000%, 08/15/2022	52	52
Cosan Luxembourg
7.000%, 01/20/2027	250	273
Energy Transfer Operating
5.200%, 02/01/2022	465	491
4.500%, 04/15/2024	260	277
Energy Transfer Partners
4.500%, 11/01/2023	114	121
Eni
4.250%, 05/09/2029 (C)	900	987
Enterprise Products Operating
5.200%, 09/01/2020	340	349
3.700%, 02/15/2026	730	776
Hess
4.300%, 04/01/2027	966	1,010
Marathon Petroleum
5.125%, 03/01/2021	196	204
Noble Energy
4.150%, 12/15/2021	838	870
3.900%, 11/15/2024	606	635
Occidental Petroleum
3.200%, 08/15/2026	120	121
2.900%, 08/15/2024	755	761
Pertamina Persero MTN
6.450%, 05/30/2044	450	579
Petroleos Mexicanos
6.840%, 01/23/2030 (C)	181	188
Petroleos Mexicanos MTN
6.750%, 09/21/2047	380	365
Plains All American Pipeline
3.600%, 11/01/2024	477	488
Sabine Pass Liquefaction
5.000%, 03/15/2027	720	794
Sunoco
5.875%, 03/15/2028	257	273
4.875%, 01/15/2023	563	578
Transocean Poseidon
6.875%, 02/01/2027 (C)	294	306
Western Midstream Operating
4.750%, 08/15/2028	190	187
4.500%, 03/01/2028	285	275
Williams
3.900%, 01/15/2025	217	227

		11,906

Financials — 5.0%
ABN AMRO Bank
4.750%, 07/28/2025 (C)	269	289
AIB Group MTN
4.750%, 10/12/2023 (C)	300	317

SEI Institutional Managed Trust / Annual Report / September 30, 2019	263

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.263%, VAR ICE LIBOR USD 3 Month+1.874%, 04/10/2025 (C)	$ 605	$ 629
American Express
4.900%, VAR ICE LIBOR USD 3 Month+3.285%, 03/15/2020	359	359
Australia & New Zealand Banking Group
4.400%, 05/19/2026 (C)	400	429
Banco Santander
5.179%, 11/19/2025	800	882
3.500%, 04/11/2022	600	616
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%, 10/23/2024	362	403
6.300%, VAR ICE LIBOR USD 3 Month+4.553%, 03/10/2026	233	262
Bank of America MTN
3.950%, 04/21/2025	1,205	1,277
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	1,200	1,224
Banque Federative du Credit Mutuel MTN
2.750%, 10/15/2020 (C)	470	474
Barclays
6.860%, VAR ICE LIBOR USD 6 Month+1.730%, 06/15/2032 (C)	131	152
3.684%, 01/10/2023	695	707
BB&T MTN
2.625%, 06/29/2020	400	401
BBVA USA
2.875%, 06/29/2022	905	917
BNP Paribas
2.375%, 05/21/2020	200	201
BNP Paribas MTN
4.375%, 05/12/2026 (C)	650	693
BPCE MTN
2.750%, 01/11/2023 (C)	397	403
Capital One Financial
3.300%, 10/30/2024	1,152	1,192
CIT Group
5.250%, 03/07/2025	476	519
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%, 01/30/2023	311	323
5.950%, VAR ICE LIBOR USD 3 Month+4.095%, 08/15/2020	320	327
5.875%, VAR ICE LIBOR USD 3 Month+4.059%, 03/27/2020	360	363
3.875%, 03/26/2025	905	952
Commonwealth Bank of Australia
4.500%, 12/09/2025 (C)	400	432
Cooperatieve Rabobank UA
4.375%, 08/04/2025	657	710
Credit Agricole MTN
2.750%, 06/10/2020 (C)	400	401

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%, 07/17/2023	$ 645	$ 689
6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.822%, 08/21/2026 (C)	365	378
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	555	609
3.800%, 06/09/2023	530	554
Danske Bank
3.244%, VAR ICE LIBOR USD 3 Month+1.591%, 12/20/2025 (C)	900	907
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr+1.730%, 08/09/2028	475	497
Goldman Sachs Group
5.000%, VAR ICE LIBOR USD 3 Month+2.874%, 11/10/2022	265	260
2.350%, 11/15/2021	847	848
Goldman Sachs Group MTN
3.717%, VAR ICE LIBOR USD 3 Month+1.600%, 11/29/2023	900	927
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	728	738
Guardian Life Insurance of America
4.850%, 01/24/2077 (C)	145	183
HSBC Bank USA
4.875%, 08/24/2020	450	461
HSBC Holdings
4.292%, VAR ICE LIBOR USD 3 Month+1.348%, 09/12/2026	478	513
4.250%, 03/14/2024	1,041	1,096
ING Bank
5.800%, 09/25/2023 (C)	1,092	1,212
ING Groep
3.550%, 04/09/2024	500	522
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	335	345
JPMorgan Chase
5.000%, VAR United States Secured Overnight Financing Rate+3.380%, 08/01/2024	623	637
JPMorgan Chase MTN
2.295%, 08/15/2021	551	552
Lincoln National
4.200%, 03/15/2022	355	372
Lloyds Banking Group
4.582%, 12/10/2025	741	778
Manufacturers & Traders Trust
2.625%, 01/25/2021	786	792
MetLife
5.700%, 06/15/2035	80	108

264	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (C)	$275	$287
Morgan Stanley
5.550%, VAR ICE LIBOR USD 3 Month+3.810%, 07/15/2020	160	162
Morgan Stanley MTN
5.000%, 11/24/2025	275	308
4.350%, 09/08/2026	854	925
Nationwide Building Society
4.000%, 09/14/2026 (C)	747	765
Nationwide Financial Services
5.375%, 03/25/2021 (C)	470	487
Navient
6.625%, 07/26/2021	770	809
Navient MTN
7.250%, 01/25/2022	52	56
Royal Bank of Scotland Group
8.625%, VAR USD Swap Semi 30/360 5 Yr Curr+7.598%, 08/15/2021	425	455
4.424%, VAR ICE LIBOR USD 3 Month+2.320%, 09/30/2027	600	565
Santander Holdings USA
4.400%, 07/13/2027	1,135	1,219
Santander UK
5.000%, 11/07/2023 (C)	700	743
SBA Tower Trust
3.156%, 10/08/2020 (C)	950	951
Standard Chartered
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.723%, 04/02/2023 (C)	200	216
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+6.301%, 04/02/2022	412	435
3.776%, VAR ICE LIBOR USD 3 Month+1.510%, 01/30/2027 (C)	400	322
Synchrony Financial
4.500%, 07/23/2025	945	1,008
Total System Services
4.000%, 06/01/2023	392	411
UBS Group Funding Switzerland
4.125%, 09/24/2025 (C)	689	744
US Bancorp
5.300%, VAR ICE LIBOR USD 3 Month+2.914%, 04/15/2027	474	508
Voya Financial
5.650%, VAR ICE LIBOR USD 3 Month+3.580%, 05/15/2053	258	272
Wells Fargo
3.069%, 01/24/2023	881	897

		42,377

Description	Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 0.5%
AmerisourceBergen
4.300%, 12/15/2047		$365	$374
Cigna
4.375%, 10/15/2028		382	417
4.125%, 11/15/2025		286	307
3.750%, 07/15/2023		242	253
Gilead Sciences
2.550%, 09/01/2020		1,137	1,142
Mylan
3.950%, 06/15/2026		437	452
Takeda Pharmaceutical
4.400%, 11/26/2023 (C)		820	883
Zimmer Biomet Holdings
2.700%, 04/01/2020		480	481

			4,309

Industrials — 0.6%
Adani Ports & Special Economic Zone
3.950%, 01/19/2022 (C)		670	685
Alfa
5.250%, 03/25/2024 (C)		660	711
Embraer Netherlands Finance BV
5.400%, 02/01/2027		670	758
General Electric
0.875%, 05/17/2025	EUR	825	904
Lima Metro Line 2 Finance
5.875%, 07/05/2034		$450	497
4.350%, 04/05/2036 (C)		225	239
Odebrecht Finance
7.125%, 06/26/2042 (C)(E)		444	44
Rumo Luxembourg Sarl
5.875%, 01/18/2025 (C)		409	431
TransDigm
6.250%, 03/15/2026 (C)		405	435
United Technologies
3.950%, 08/16/2025		570	624

			5,328

Information Technology — 0.5%
Broadcom
4.250%, 04/15/2026 (C)		378	390
3.875%, 01/15/2027		486	488
3.625%, 01/15/2024		182	186
3.625%, 10/15/2024 (C)		360	366
CommScope Finance
6.000%, 03/01/2026 (C)		315	326
5.500%, 03/01/2024 (C)		228	234
Hewlett Packard Enterprise
2.100%, 10/04/2019 (C)		794	794
Lam Research
2.800%, 06/15/2021		640	648

SEI Institutional Managed Trust / Annual Report / September 30, 2019	265

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Seagate HDD Cayman
4.750%, 01/01/2025	$209	$217
Western Digital
4.750%, 02/15/2026	838	862

		4,511

Materials — 0.3%
Alpek
4.250%, 09/18/2029 (C)	203	205
DuPont de Nemours
4.493%, 11/15/2025	690	763
4.205%, 11/15/2023	690	739
Eastman Chemical Co
3.800%, 03/15/2025	318	333
Suzano Austria GmbH
6.000%, 01/15/2029	713	775

		2,815

Real Estate — 0.1%
Host Hotels & Resorts
3.750%, 10/15/2023	16	17
Welltower
4.000%, 06/01/2025	550	588

		605

Utilities — 0.3%
AES
4.000%, 03/15/2021	463	472
Enel Chile
4.875%, 06/12/2028	650	722
Exelon Generation
2.950%, 01/15/2020	619	620
Israel Electric
5.000%, 11/12/2024 (C)	792	872
Terraform Global Operating
6.125%, 03/01/2026 (C)	188	193

		2,879

Total Corporate Obligations (Cost $86,297) ($ Thousands)		89,554

MORTGAGE-BACKED SECURITIES — 7.5%

Agency Mortgage-Backed Obligations — 0.6%
FHLMC CMO, Ser 2017-4693, Cl SL, IO
4.123%, VAR LIBOR USD 1 Month+6.150%, 06/15/2047	2,340	476
FHLMC CMO, Ser 2017-4727, Cl SA, IO
4.173%, VAR LIBOR USD 1 Month+6.200%, 11/15/2047	1,998	367

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011-131, Cl ST, IO
4.522%, VAR LIBOR USD 1 Month+6.540%, 12/25/2041	$1,189	$252
FNMA CMO, Ser 2014-17, Cl SA, IO
4.032%, VAR LIBOR USD 1 Month+6.050%, 04/25/2044	2,793	549
FNMA CMO, Ser 2014-78, Cl SE, IO
4.082%, VAR LIBOR USD 1 Month+6.100%, 12/25/2044	2,143	393
FNMA CMO, Ser 2014-92, Cl SX, IO
4.082%, VAR LIBOR USD 1 Month+6.100%, 01/25/2045	2,434	490
FNMA CMO, Ser 2016-77, Cl DS, IO
3.982%, VAR LIBOR USD 1 Month+6.000%, 10/25/2046	2,235	402
FNMA CMO, Ser 2017-62, Cl AS, IO
4.132%, VAR LIBOR USD 1 Month+6.150%, 08/25/2047	2,389	406
FNMA CMO, Ser 2017-81, Cl SA, IO
4.182%, VAR LIBOR USD 1 Month+6.200%, 10/25/2047	2,357	476
FNMA CMO, Ser 2017-97, Cl LS, IO
4.182%, VAR LIBOR USD 1 Month+6.200%, 12/25/2047	2,488	562
GNMA CMO, Ser 2017-122, Cl SA, IO
4.156%, VAR LIBOR USD 1 Month+6.200%, 08/20/2047	1,651	325
GNMA CMO, Ser 2017-134, Cl SE, IO
4.156%, VAR LIBOR USD 1 Month+6.200%, 09/20/2047	1,881	288

		4,986

Non-Agency Mortgage-Backed Obligations — 6.9%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	82	77
Alternative Loan Trust, Ser 2005-57CB, Cl 4A3
5.500%, 12/25/2035	4	4
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 08/25/2036	357	294
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	263	218
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	191	171
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
3.028%, VAR ICE LIBOR USD 1 Month+1.000%, 05/15/2035 (C)	1,000	999

266	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
3.028%, VAR ICE LIBOR USD 1 Month+1.000%, 11/15/2033 (C)	$1,610	$1,612
Bellemeade Re, Ser 2018-2A, Cl M1B
3.368%, VAR ICE LIBOR USD 1 Month+1.350%, 08/25/2028 (C)	289	289
Bellemeade Re, Ser 2018-3A, Cl M1B
3.868%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2027 (C)	570	572
Bellemeade Re, Ser 2019-2A, Cl M1C
4.018%, VAR ICE LIBOR USD 1 Month+2.000%, 04/25/2029 (C)	481	480
Bellemeade Re, Ser 2019-3A, Cl M1C
3.968%, VAR ICE LIBOR USD 1 Month+1.950%, 07/25/2029 (C)	340	340
Bellemeade Re, Ser 2019-3A, Cl M1B
3.618%, VAR ICE LIBOR USD 1 Month+1.600%, 07/25/2029 (C)	466	467
BHMS, Ser 2018-ATLS, Cl A
3.278%, VAR ICE LIBOR USD 1 Month+1.250%, 07/15/2035 (C)	774	774
BX Trust, Ser 2018-EXCL, Cl A
3.115%, VAR ICE LIBOR USD 1 Month+1.088%, 09/15/2037 (C)	867	866
CCUBS Commercial Mortgage Trust, Ser 2017-C1, Cl A4
3.544%, 11/15/2050 (F)	1,115	1,200
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%, 05/10/2058	670	706
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%, 03/13/2035 (C)	915	960
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	126	92
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	207	165
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	96	76
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.567%, 04/10/2046 (C)(F)	343	356
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	980	1,023
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%, 11/10/2048	435	472

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%, 02/10/2049	$540	$581
COMM Mortgage Trust, Ser 2010-C1, Cl D
6.304%, 07/10/2046 (C)(F)	740	756
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	870	927
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%, 08/10/2048	545	585
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%, 02/10/2048	250	262
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (C)	188	187
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
4.418%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/2031 (C)	537	542
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
4.318%, VAR ICE LIBOR USD 1 Month+2.300%, 08/25/2031 (C)	336	337
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
4.168%, VAR ICE LIBOR USD 1 Month+2.150%, 09/25/2031 (C)	171	172
Connecticut Avenue Securities Trust, Ser 2019-R04, Cl 2M2
4.118%, VAR ICE LIBOR USD 1 Month+2.100%, 06/25/2039 (C)	508	510
Connecticut Avenue Securities Trust, Ser 2019-R05, Cl 1M2
4.018%, VAR ICE LIBOR USD 1 Month+2.000%, 07/25/2039 (C)	343	344
CSAIL Commercial Mortgage Trust, Ser 2015-C2, Cl A4
3.504%, 06/15/2057	436	462
CSAIL Commercial Mortgage Trust, Ser 2015-C4, Cl A4
3.808%, 11/15/2048	1,090	1,179
DBWF Mortgage Trust, Ser 2018-GLKS, Cl A
3.087%, VAR ICE LIBOR USD 1 Month+1.030%, 11/19/2035 (C)	761	761
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
2.208%, VAR ICE LIBOR USD 1 Month+0.190%, 12/25/2036	462	248
Eagle RE, Ser 2018-1, Cl M1
3.718%, VAR ICE LIBOR USD 1 Month+1.700%, 11/25/2028 (C)	221	221

SEI Institutional Managed Trust / Annual Report / September 30, 2019	267

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
6.018%, VAR ICE LIBOR USD 1 Month+4.000%, 08/25/2024	$813	$859
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
6.668%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	400	429
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M2
5.268%, VAR ICE LIBOR USD 1 Month+3.250%, 07/25/2029	635	666
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M2
4.518%, VAR ICE LIBOR USD 1 Month+2.500%, 03/25/2030	450	460
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-HQA2, Cl M2
4.668%, VAR ICE LIBOR USD 1 Month+2.650%, 12/25/2029	250	256
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2019-DNA3, Cl M2
4.068%, VAR ICE LIBOR USD 1 Month+2.050%, 07/25/2049 (C)	80	80
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2019-FTR2, Cl M2
4.168%, VAR ICE LIBOR USD 1 Month+2.150%, 11/25/2048 (C)	363	363
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2019-HQA3, Cl M2
3.907%, VAR ICE LIBOR USD 1 Month+1.850%, 09/25/2049 (C)	450	450
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	183	141
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
5.018%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2024	321	337
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
7.018%, VAR ICE LIBOR USD 1 Month+5.000%, 11/25/2024	138	148
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
6.318%, VAR ICE LIBOR USD 1 Month+4.300%, 02/25/2025	292	309
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
6.018%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	551	582

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
6.018%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	$310	$321
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
7.018%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	641	693
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
7.018%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	645	683
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
7.718%, VAR ICE LIBOR USD 1 Month+5.700%, 04/25/2028	219	241
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
7.568%, VAR ICE LIBOR USD 1 Month+5.550%, 04/25/2028	609	650
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 1M2
8.768%, VAR ICE LIBOR USD 1 Month+6.750%, 08/25/2028	861	945
FNMA Connecticut Avenue Securities, Ser 2016-C01, Cl 2M2
8.968%, VAR ICE LIBOR USD 1 Month+6.950%, 08/25/2028	567	613
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
8.018%, VAR ICE LIBOR USD 1 Month+6.000%, 09/25/2028	725	790
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
7.918%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	1,290	1,392
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
6.468%, VAR ICE LIBOR USD 1 Month+4.450%, 01/25/2029	891	938
FNMA Connecticut Avenue Securities, Ser 2017-C04, Cl 2M2
4.868%, VAR ICE LIBOR USD 1 Month+2.850%, 11/25/2029	695	716
Great Wolf Trust, Ser 2017-WOLF, Cl A
2.878%, VAR ICE LIBOR USD 1 Month+0.850%, 09/15/2034 (C)	1,130	1,130
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	678	677
GS Mortgage Securities II, Ser 2018-GS9, Cl A4
3.992%, 03/10/2051 (F)	1,350	1,502

268	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.157%, 01/10/2047 (C)(F)	$679	$567
GS Mortgage Securities Trust, Ser 2019-BOCA, Cl A
3.228%, VAR ICE LIBOR USD 1 Month+1.200%, 06/15/2038 (C)	331	332
GS Mortgage Securities Trust, Ser 2019-SMP, Cl A
3.290%, VAR ICE LIBOR USD 1 Month+1.150%, 08/15/2032 (C)	450	450
Home RE, Ser 2018-1, Cl M1
3.618%, VAR ICE LIBOR USD 1 Month+1.600%, 10/25/2028 (C)	378	378
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
2.268%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2035	135	118
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	925	988
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
1.005%, 09/15/2047 (F)	19,225	660
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	540	585
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	1,092	1,182
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP7, Cl XA, IO
1.223%, 09/15/2050 (F)	6,723	416
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	900	961
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039 (F)	223	130
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (C)	971	974
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A5
3.892%, 06/15/2047	920	983
Morgan Stanley Capital I Trust, Ser 2005-IQ9, Cl D
5.000%, 07/15/2056	545	543
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
3.978%, VAR ICE LIBOR USD 1 Month+1.950%, 11/15/2026 (C)	204	204

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2016-UB12, Cl A4
3.596%, 12/15/2049	$835	$899
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl A
2.811%, VAR ICE LIBOR USD 1 Month+0.784%, 07/15/2033 (C)	910	910
Oaktown Re III, Ser 2019-1A, Cl M1B
3.968%, VAR ICE LIBOR USD 1 Month+1.950%, 07/25/2029 (C)	338	339
PMT Credit Risk Transfer Trust, Ser 2019-1R, Cl A
4.140%, 03/27/2024	303	303
PMT Credit Risk Transfer Trust, Ser 2019-2R, Cl A
4.890%, VAR ICE LIBOR USD 1 Month+2.750%, 05/27/2023 (C)	488	490
Radnor RE, Ser 2019-1, Cl M1B
3.968%, VAR ICE LIBOR USD 1 Month+1.950%, 02/25/2029 (C)	313	315
Radnor RE, Ser 2019-2, Cl M1B
3.768%, VAR ICE LIBOR USD 1 Month+1.750%, 06/25/2029 (C)	486	485
Starwood Retail Property Trust, Ser 2014-STAR, Cl A
3.248%, VAR ICE LIBOR USD 1 Month+1.220%, 11/15/2027 (C)	1,615	1,613
UBS Commercial Mortgage Trust, Ser 2018-C10, Cl A4
4.313%, 05/15/2051	1,155	1,316
UBS Commercial Mortgage Trust, Ser 2018-C8, Cl A4
3.983%, 02/15/2051	900	999
UBS Commercial Mortgage Trust, Ser 2018-C9, Cl A4
4.117%, 03/15/2051 (F)	1,410	1,582
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	596	607
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.616%, 09/15/2048 (F)	794	826
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl A4
3.789%, 09/15/2048	485	522
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl XA, IO
2.119%, 07/15/2048 (F)	3,850	391
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.457%, 11/15/2049 (F)	925	998

SEI Institutional Managed Trust / Annual Report / September 30, 2019	269

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
7.268%, VAR ICE LIBOR USD 1 Month+5.250%, 11/25/2025 (C)	$497	$552
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
7.518%, VAR ICE LIBOR USD 1 Month+5.500%, 11/25/2025 (C)	148	159

		59,435

Total Mortgage-Backed Securities (Cost $62,697) ($ Thousands)		64,421

U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.7%
FFCB
2.200%, VAR Fed Res Daily Prime-2.800%, 11/23/2021 ^	4,000	4,016
2.200%, VAR Fed Res Daily Prime-2.800%, 03/14/2022 ^	2,500	2,507
2.190%, VAR Fed Res Daily Prime-2.810%, 05/20/2022 ^	2,800	2,803
2.119%, VAR US Treasury 3 Month Bill Money Market Yield+0.270%, 05/16/2022 ^	2,000	1,998
2.100%, 06/24/2021 ^	1,500	1,502
2.100%, 08/20/2024 ^	1,500	1,494
2.050%, VAR US Federal Funds Effective Rate+0.220%, 10/12/2021 ^	3,000	3,005
2.020%, VAR United States Secured Overnight Financing Rate+0.200%, 04/22/2022 ^	4,700	4,710
2.054%, VAR US Treasury 3 Month Bill Money Market Yield+0.140%, 09/17/2021 ^	3,500	3,492
1.989%, VAR US Treasury 3 Month Bill Money Market Yield+0.140%, 11/08/2021 ^	2,000	1,995
FHLB
2.250%, 08/05/2022 ^	3,400	3,397
2.000%, 08/21/2024 ^	1,500	1,493
1.895%, VAR United States Secured Overnight Financing Rate+0.075%, 06/11/2021 ^	1,300	1,301
1.870%, VAR United States Secured Overnight Financing Rate+0.050%, 01/22/2021 ^	1,000	999
1.865%, VAR United States Secured Overnight Financing Rate+0.045%, 09/28/2020 ^	1,200	1,200

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLMC
2.520%, 04/15/2020 ^	$1,500	$1,500
2.000%, 08/19/2021 ^	2,700	2,690
FHLMC MTN
1.950%, VAR United States Secured Overnight Financing Rate+0.130%, 08/05/2022 ^	8,800	8,783
FNMA
1.920%, VAR United States Secured Overnight Financing Rate+0.100%, 04/30/2020 ^	1,700	1,701
1.895%, VAR United States Secured Overnight Financing Rate+0.075%, 10/30/2020 ^	4,500	4,500
1.860%, VAR United States Secured Overnight Financing Rate+0.040%, 01/29/2021 ^	2,600	2,601

Total U.S. Government Agency Obligations (Cost $57,700) ($ Thousands)		57,687

ASSET-BACKED SECURITIES — 2.1%

Automotive — 1.2%

Avis Budget Rental Car Funding AESOP, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (C)	646	653
Avis Budget Rental Car Funding AESOP, Ser 2018-1A, Cl A
3.700%, 09/20/2024 (C)	930	974
Avis Budget Rental Car Funding AESOP, Ser 2018-2A, Cl A
4.000%, 03/20/2025 (C)	1,080	1,149
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl D
8.200%, 02/15/2023 (C)	440	461
Exeter Automobile Receivables Trust, Ser 2019-3A, Cl B
2.580%, 08/15/2023 (C)	920	924
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (C)	545	586
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (C)	450	461
Flagship Credit Auto Trust, Ser 2017-4, Cl A
2.070%, 04/15/2022 (C)	81	80
Flagship Credit Auto Trust, Ser 2018-3, Cl B
3.590%, 12/16/2024 (C)	925	943
Hertz Vehicle Financing II, Ser 2015-1A, Cl A
2.730%, 03/25/2021 (C)	675	676
Hertz Vehicle Financing II, Ser 2015-1A, Cl B
3.520%, 03/25/2021 (C)	491	493

270	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (C)	$1,160	$1,168
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (C)	470	482
Hertz Vehicle Financing II, Ser 2019-1A, Cl A
3.710%, 03/25/2023 (C)	535	551
Hertz Vehicle Financing II, Ser 2019-2A, Cl A
3.420%, 05/25/2025 (C)	900	929

		10,530

Credit Cards — 0.4%

World Financial Network Credit Card Master Trust, Ser 2018-A, Cl A
3.070%, 12/16/2024	1,405	1,423
World Financial Network Credit Card Master Trust, Ser 2018-B, Cl M
3.810%, 07/15/2025	710	729
World Financial Network Credit Card Master Trust, Ser 2019-B, Cl M
3.040%, 04/15/2026	770	772

		2,924

Other Asset-Backed Securities — 0.5%

CLUB Credit Trust, Ser 2017-P2, Cl A
2.610%, 01/15/2024 (C)	87	87
Consumer Loan Underlying Bond Credit Trust, Ser 2018-P1, Cl A
3.390%, 07/15/2025 (C)	112	113
Marlette Funding Trust, Ser 2017-3A, Cl B
3.010%, 12/15/2024 (C)	220	220
Marlette Funding Trust, Ser 2018-1A, Cl A
2.610%, 03/15/2028 (C)	41	41
Marlette Funding Trust, Ser 2018-3A, Cl A
3.200%, 09/15/2028 (C)	396	397
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (C)	265	268
Prosper Marketplace Issuance Trust, Ser 2019-3A, Cl A
3.190%, 07/15/2025 (C)	425	427
SoFi Consumer Loan Program, Ser 2016-2, Cl A
3.090%, 10/27/2025 (C)	85	86
SoFi Consumer Loan Program, Ser 2016-3, Cl A
3.050%, 12/26/2025 (C)	134	135
SoFi Consumer Loan Program, Ser 2017-2, Cl A
3.280%, 02/25/2026 (C)	163	164
SoFi Consumer Loan Program, Ser 2017-5, Cl A2
2.780%, 09/25/2026 (C)	700	702

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Consumer Loan Program, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (C)		$966	$969
SoFi Consumer Loan Program, Ser 2018-3, Cl A2
3.670%, 08/25/2027 (C)		697	707

			4,316

Total Asset-Backed Securities (Cost $17,412) ($ Thousands)			17,770

SOVEREIGN DEBT — 1.9%

Egypt Government International Bond MTN
6.125%, 01/31/2022 (C)		291	300
Japan Treasury Discount Bills
-0.160%, 12/02/2019 (A)(G)	JPY	850,000	7,868
-0.182%, 11/11/2019 (A)(G)		150,000	1,388
Japanese Government CPI Linked Bond
0.100%, 03/10/2027		478,450	4,608
Malaysia Government International Bond
3.882%, 03/10/2022	MYR	4,695	1,141
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048		$230	295
South Africa Government International Bond
8.000%, 01/31/2030	ZAR	5,665	349

Total Sovereign Debt (Cost $15,876) ($ Thousands)			15,949

Total Investments in Securities — 124.4% (Cost $1,025,071) ($ Thousands)			$1,062,753

	Shares

COMMON STOCK SOLD SHORT— (12.8)%

Communication Services — (0.6)%
Altice USA Inc, Cl A *		(2,700)	(77)
AMC Networks Inc, Cl A *		(900)	(44)
Cable One Inc		(100)	(126)
CBS Corp, Cl B		(3,800)	(153)
Charter Communications Inc, Cl A *		(1,860)	(767)
Comcast Corp, Cl A		(51,000)	(2,299)
Discovery Inc, Cl A *		(2,200)	(59)
Discovery Inc, Cl C *		(4,500)	(111)
DISH Network Corp, Cl A *		(3,100)	(106)
Fox Corp		(6,667)	(210)
Interpublic Group of Cos Inc/The		(4,700)	(101)
John Wiley & Sons Inc, Cl A		(1,000)	(44)
Liberty Broadband Corp, Cl C *		(1,300)	(136)
Liberty Latin America Ltd, Cl C *		(2,600)	(44)
Liberty Media Corp-Liberty SiriusXM *		(3,200)	(134)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	271

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Meredith Corp	(1,000)	$(37)
New York Times Co/The, Cl A	(2,000)	(57)
News Corp, Cl A	(4,700)	(65)
News Corp, Cl B	(4,000)	(57)
Nexstar Media Group Inc, Cl A	(600)	(61)
Omnicom Group Inc	(3,000)	(235)
Scholastic Corp, Cl B	(1,400)	(53)
Sinclair Broadcast Group Inc, Cl A	(900)	(39)
Sirius XM Holdings Inc	(17,300)	(108)
TEGNA Inc	(2,600)	(40)

		(5,163)

Consumer Discretionary — (8.5)%
Aaron’s Inc	(1,000)	(64)
Acushnet Holdings Corp	(2,200)	(58)
Adient PLC	(8,118)	(186)
Adtalem Global Education Inc *	(1,347)	(51)
Advance Auto Parts Inc	(729)	(121)
Amazon.com Inc, Cl A *	(3,490)	(6,058)
American Axle & Manufacturing Holdings Inc *	(10,057)	(83)
American Eagle Outfitters Inc	(1,300)	(21)
American Outdoor Brands Corp *	(3,600)	(21)
Aptiv PLC	(24,370)	(2,130)
Aramark	(6,948)	(303)
AutoZone Inc *	(294)	(319)
Bed Bath & Beyond Inc	(2,627)	(28)
Best Buy Co Inc	(2,653)	(183)
BJ’s Restaurants Inc	(800)	(31)
Bloomin’ Brands Inc	(3,280)	(62)
Booking Holdings Inc *	(459)	(901)
BorgWarner Inc	(20,464)	(751)
Boyd Gaming Corp	(2,081)	(50)
Bright Horizons Family Solutions Inc *	(1,779)	(271)
Brinker International Inc	(777)	(33)
Brunswick Corp/DE	(4,039)	(211)
Burlington Stores Inc *	(684)	(137)
Caesars Entertainment Corp *	(12,340)	(144)
Callaway Golf Co	(2,933)	(57)
Capri Holdings Ltd *	(6,908)	(229)
Career Education Corp *	(2,500)	(40)
CarMax Inc *	(1,666)	(147)
Carnival Corp	(11,171)	(488)
Carter’s Inc	(2,263)	(206)
Carvana Co, Cl A *	(100)	(7)
Cavco Industries Inc *	(400)	(77)
Cheesecake Factory Inc/The	(1,734)	(72)
Chegg Inc *	(3,500)	(105)
Chipotle Mexican Grill Inc, Cl A *	(598)	(503)
Choice Hotels International Inc	(1,298)	(116)
Churchill Downs Inc	(800)	(99)
Columbia Sportswear Co	(1,552)	(150)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Cooper Tire & Rubber Co	(4,508)	$(118)
Cooper-Standard Holdings Inc *	(1,651)	(67)
Core-Mark Holding Co Inc, Cl A	(1,300)	(42)
Cracker Barrel Old Country Store Inc	(706)	(115)
Crocs Inc *	(3,000)	(83)
Dana Inc	(15,023)	(217)
Darden Restaurants Inc	(3,474)	(411)
Dave & Buster’s Entertainment Inc	(1,437)	(56)
Deckers Outdoor Corp *	(1,302)	(192)
Dick’s Sporting Goods Inc	(1,400)	(57)
Dine Brands Global Inc	(800)	(61)
Dollar General Corp	(3,034)	(482)
Dollar Tree Inc *	(2,364)	(270)
Domino’s Pizza Inc	(1,073)	(262)
Dorman Products Inc *	(2,452)	(195)
DR Horton Inc	(14,904)	(786)
Dunkin’ Brands Group Inc	(2,118)	(168)
eBay Inc	(8,791)	(343)
Eldorado Resorts Inc *	(1,993)	(80)
Etsy Inc *	(1,200)	(68)
Expedia Group Inc	(1,884)	(253)
Five Below Inc *	(500)	(63)
Foot Locker Inc, Cl A	(1,280)	(55)
Ford Motor Co	(370,171)	(3,391)
Fossil Group Inc *	(1,769)	(22)
Fox Factory Holding Corp *	(3,322)	(207)
frontdoor Inc *	(2,800)	(136)
Gap Inc/The	(3,504)	(61)
Garmin Ltd	(6,822)	(578)
General Motors Co	(118,008)	(4,423)
Gentex Corp	(24,061)	(663)
Gentherm Inc *	(2,900)	(119)
Genuine Parts Co	(1,935)	(192)
G-III Apparel Group Ltd *	(2,073)	(54)
Goodyear Tire & Rubber Co/The	(23,771)	(342)
GoPro Inc, Cl A *	(8,139)	(42)
Graham Holdings Co, Cl B	(188)	(125)
Grand Canyon Education Inc *	(1,155)	(113)
GrubHub Inc *	(932)	(52)
H&R Block Inc	(5,300)	(125)
Hanesbrands Inc	(16,934)	(260)
Harley-Davidson Inc, Cl A	(14,518)	(522)
Hasbro Inc	(5,296)	(629)
Helen of Troy Ltd *	(1,200)	(189)
Hilton Grand Vacations Inc *	(3,600)	(115)
Hilton Worldwide Holdings Inc	(7,065)	(658)
Home Depot Inc/The	(11,759)	(2,728)
Hyatt Hotels Corp, Cl A	(1,294)	(95)
Installed Building Products Inc *	(1,378)	(79)
International Game Technology PLC	(3,700)	(53)
iRobot Corp *	(1,447)	(89)
Jack in the Box Inc	(613)	(56)

272	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
K12 Inc *	(1,600)	$(42)
KB Home	(4,677)	(159)
Kohl’s Corp	(1,739)	(86)
Kontoor Brands Inc	(1,996)	(70)
L Brands Inc	(2,881)	(56)
Las Vegas Sands Corp	(9,282)	(536)
Laureate Education Inc, Cl A *	(3,600)	(60)
La-Z-Boy Inc, Cl Z	(1,827)	(61)
LCI Industries	(2,212)	(203)
Lear Corp	(6,058)	(714)
Leggett & Platt Inc	(5,808)	(238)
Lennar Corp, Cl A	(13,220)	(738)
Lennar Corp, Cl B	(600)	(27)
LGI Homes Inc *	(772)	(64)
Lithia Motors Inc, Cl A	(400)	(53)
LKQ Corp *	(3,205)	(101)
Lowe’s Cos Inc	(8,235)	(906)
Lululemon Athletica Inc *	(5,225)	(1,006)
M/I Homes Inc *	(800)	(30)
Macy’s Inc	(3,778)	(59)
Malibu Boats Inc, Cl A *	(1,000)	(31)
Marriott International Inc/MD, Cl A	(7,641)	(950)
Marriott Vacations Worldwide Corp	(1,170)	(121)
Mattel Inc *	(12,569)	(143)
McDonald’s Corp	(19,765)	(4,244)
MDC Holdings Inc	(2,894)	(125)
Meritage Homes Corp *	(1,403)	(99)
MGM Resorts International	(14,228)	(394)
Modine Manufacturing Co *	(4,228)	(48)
Mohawk Industries Inc *	(2,766)	(343)
Monro Inc	(600)	(47)
Movado Group Inc	(1,300)	(32)
Murphy USA Inc *	(700)	(60)
Nathan’s Famous Inc	(700)	(50)
Newell Brands Inc, Cl B	(18,208)	(341)
NIKE Inc, Cl B	(54,726)	(5,140)
Nordstrom Inc	(1,200)	(41)
Norwegian Cruise Line Holdings Ltd *	(5,838)	(302)
NVR Inc *	(151)	(561)
Ollie’s Bargain Outlet Holdings Inc *	(700)	(41)
O’Reilly Automotive Inc *	(899)	(358)
Oxford Industries Inc, Cl A	(976)	(70)
Papa John’s International Inc, Cl A	(1,000)	(52)
Penn National Gaming Inc *	(2,994)	(56)
Planet Fitness Inc, Cl A *	(2,337)	(135)
Polaris Inc	(2,513)	(221)
Pool Corp	(250)	(51)
PulteGroup Inc	(12,530)	(458)
PVH Corp	(3,001)	(265)
Qurate Retail Inc *	(4,390)	(45)
Ralph Lauren Corp, Cl A	(2,263)	(216)
Red Rock Resorts Inc, Cl A	(1,813)	(37)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Roku Inc, Cl A *	(3,649)	$(371)
Ross Stores Inc	(4,397)	(483)
Royal Caribbean Cruises Ltd	(4,872)	(528)
Scientific Games Corp, Cl A *	(1,378)	(28)
SeaWorld Entertainment Inc *	(1,700)	(45)
Service Corp International/US	(5,517)	(264)
ServiceMaster Global Holdings Inc *	(3,955)	(221)
Shake Shack Inc, Cl A *	(800)	(78)
Six Flags Entertainment Corp	(2,252)	(114)
Skechers U.S.A. Inc, Cl A *	(5,508)	(206)
Skyline Champion Corp *	(2,000)	(60)
Sotheby’s *	(559)	(32)
Standard Motor Products Inc	(1,495)	(73)
Starbucks Corp	(30,688)	(2,713)
Steven Madden Ltd	(3,865)	(138)
Stoneridge Inc *	(1,578)	(49)
Strategic Education Inc	(560)	(76)
Sturm Ruger & Co Inc	(800)	(33)
Tapestry Inc	(11,394)	(297)
Target Corp, Cl A	(5,573)	(596)
Taylor Morrison Home Corp, Cl A *	(6,033)	(157)
Tempur Sealy International Inc *	(2,311)	(178)
Tenneco Inc, Cl A	(4,455)	(56)
Tesla Inc	(13,195)	(3,178)
Texas Roadhouse Inc, Cl A	(1,628)	(86)
Thor Industries Inc	(4,625)	(262)
Tiffany & Co	(1,091)	(101)
TJX Cos Inc/The	(14,042)	(783)
Toll Brothers Inc	(7,249)	(298)
TopBuild Corp *	(1,470)	(142)
Tractor Supply Co	(1,329)	(120)
TRI Pointe Group Inc *	(7,259)	(109)
Tupperware Brands Corp	(2,752)	(44)
Ulta Beauty Inc *	(629)	(158)
Under Armour Inc, Cl A *	(8,946)	(178)
Under Armour Inc, Cl C *	(9,106)	(165)
Universal Electronics Inc *	(200)	(10)
Urban Outfitters Inc *	(1,300)	(36)
Vail Resorts Inc	(1,147)	(261)
VF Corp	(13,874)	(1,235)
Vista Outdoor Inc *	(3,600)	(22)
Visteon Corp *	(2,422)	(200)
Wayfair Inc, Cl A *	(576)	(65)
Wendy’s Co/The	(6,328)	(126)
Whirlpool Corp	(3,002)	(475)
William Lyon Homes, Cl A *	(100)	(2)
Williams-Sonoma Inc	(829)	(56)
Wingstop Inc, Cl A	(1,000)	(87)
Winnebago Industries Inc	(2,403)	(92)
Wolverine World Wide Inc	(3,374)	(95)
Wyndham Destinations Inc	(5,376)	(247)
Wyndham Hotels & Resorts Inc	(3,296)	(171)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	273

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Wynn Resorts Ltd	(2,487)	$(270)
YETI Holdings Inc *	(1,900)	(53)
Yum China Holdings Inc	(9,482)	(431)
Yum! Brands Inc	(7,887)	(895)

		(72,610)

Information Technology — (2.2)%
Advanced Micro Devices Inc *	(6,122)	(177)
Amphenol Corp, Cl A	(2,795)	(270)
Analog Devices Inc	(3,110)	(347)
Apple Inc	(27,627)	(6,188)
Applied Materials Inc	(7,864)	(392)
Arista Networks Inc *	(544)	(130)
Arrow Electronics Inc, Cl A *	(1,402)	(105)
Avnet Inc	(1,127)	(50)
Broadcom Inc	(2,835)	(783)
CDW Corp/DE	(1,705)	(210)
Ciena Corp *	(900)	(35)
Cisco Systems Inc	(31,048)	(1,534)
Cognex Corp	(1,768)	(87)
Coherent Inc *	(100)	(15)
CommScope Holding Co Inc *	(2,081)	(24)
Corning Inc, Cl B	(5,902)	(168)
Cree Inc *	(450)	(22)
Cypress Semiconductor Corp	(2,300)	(54)
Dell Technologies Inc, Cl C *	(1,846)	(96)
Dolby Laboratories Inc, Cl A	(984)	(64)
Entegris Inc	(500)	(23)
ePlus Inc *	(700)	(53)
F5 Networks Inc, Cl A *	(597)	(84)
First Solar Inc *	(889)	(52)
FLIR Systems Inc	(881)	(46)
Hewlett Packard Enterprise Co	(12,135)	(184)
HP Inc	(13,487)	(255)
II-VI Inc *	(510)	(18)
Intel Corp	(33,058)	(1,703)
IPG Photonics Corp *	(169)	(23)
Jabil Inc	(1,422)	(51)
Juniper Networks Inc	(4,191)	(104)
Keysight Technologies Inc *	(1,553)	(151)
KLA Corp	(1,102)	(176)
Lam Research Corp	(1,166)	(269)
Littelfuse Inc	(200)	(35)
Marvell Technology Group Ltd	(3,799)	(95)
Maxim Integrated Products Inc	(2,156)	(125)
Microchip Technology Inc	(1,743)	(162)
Micron Technology Inc *	(8,263)	(354)
MKS Instruments Inc	(376)	(35)
Monolithic Power Systems Inc	(422)	(66)
Motorola Solutions Inc	(1,331)	(227)
National Instruments Corp	(900)	(38)
NCR Corp *	(877)	(28)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
NetApp Inc	(2,561)	$(134)
NETGEAR Inc *	(1,014)	(33)
NVIDIA Corp	(4,245)	(739)
ON Semiconductor Corp *	(2,223)	(43)
Pure Storage Inc, Cl A *	(1,800)	(31)
Qorvo Inc *	(706)	(52)
QUALCOMM Inc	(9,050)	(690)
ScanSource Inc *	(1,700)	(52)
Semtech Corp *	(300)	(15)
Silicon Laboratories Inc *	(400)	(45)
Skyworks Solutions Inc	(1,152)	(91)
SYNNEX Corp	(900)	(102)
Tech Data Corp *	(589)	(61)
Teradyne Inc	(834)	(48)
Texas Instruments Inc	(7,570)	(978)
Trimble Inc *	(1,874)	(73)
Universal Display Corp	(422)	(71)
Versum Materials Inc	(900)	(48)
ViaSat Inc *	(797)	(60)
Western Digital Corp	(2,786)	(166)
Xerox Holdings Corp	(2,849)	(85)
Xilinx Inc	(1,896)	(182)
Zebra Technologies Corp, Cl A *	(550)	(114)

		(19,021)

Materials — (1.5)%
Air Products & Chemicals Inc	(3,219)	(714)
Albemarle Corp	(1,562)	(109)
Alcoa Corp *	(3,340)	(67)
Allegheny Technologies Inc *	(1,150)	(23)
AptarGroup Inc	(1,090)	(129)
Ashland Global Holdings Inc	(951)	(73)
Avery Dennison Corp	(1,528)	(174)
Axalta Coating Systems Ltd *	(2,527)	(76)
Balchem Corp	(700)	(69)
Ball Corp	(5,206)	(379)
Berry Global Group Inc *	(1,702)	(67)
Carpenter Technology Corp	(1,200)	(62)
Celanese Corp, Cl A	(1,872)	(229)
CF Industries Holdings Inc	(3,003)	(148)
Chemours Co/The	(2,499)	(37)
Commercial Metals Co, Cl A	(2,900)	(51)
Corteva Inc	(11,550)	(323)
Crown Holdings Inc *	(2,263)	(150)
Domtar Corp	(1,200)	(43)
Dow Inc	(10,850)	(517)
DuPont de Nemours Inc	(10,750)	(767)
Eagle Materials Inc	(842)	(76)
Eastman Chemical Co	(2,491)	(184)
Ecolab Inc	(4,951)	(980)
Element Solutions Inc *	(4,300)	(44)
FMC Corp	(1,833)	(161)

274	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Freeport-McMoRan Inc, Cl B	(19,249)	$ (184)
Graphic Packaging Holding Co	(4,952)	(73)
Huntsman Corp	(3,519)	(82)
Ingevity Corp *	(376)	(32)
International Flavors & Fragrances Inc	(1,851)	(227)
International Paper Co	(6,976)	(292)
Linde PLC	(8,117)	(1,572)
Louisiana-Pacific Corp	(3,026)	(74)
LyondellBasell Industries NV, Cl A	(4,475)	(401)
Martin Marietta Materials Inc, Cl A	(854)	(234)
Mosaic Co/The	(4,639)	(95)
NewMarket Corp	(100)	(47)
Newmont Goldcorp Corp	(13,320)	(505)
Nucor Corp	(4,765)	(243)
Olin Corp	(2,032)	(38)
Owens-Illinois Inc	(2,180)	(22)
Packaging Corp of America	(1,302)	(138)
PolyOne Corp	(1,400)	(46)
PPG Industries Inc	(3,684)	(437)
Quaker Chemical Corp	(200)	(32)
Reliance Steel & Aluminum Co	(1,198)	(119)
Royal Gold Inc, Cl A	(1,460)	(180)
RPM International Inc	(2,228)	(153)
Scotts Miracle-Gro Co/The, Cl A	(800)	(81)
Sealed Air Corp	(2,152)	(89)
Sensient Technologies Corp	(900)	(62)
Sherwin-Williams Co/The, Cl A	(1,286)	(707)
Silgan Holdings Inc	(2,300)	(69)
Sonoco Products Co	(2,000)	(116)
Southern Copper Corp	(1,921)	(66)
Steel Dynamics Inc	(3,154)	(94)
Trinseo SA	(868)	(37)
United States Steel Corp	(2,100)	(24)
Valvoline Inc	(3,294)	(73)
Vulcan Materials Co	(2,228)	(337)
Westlake Chemical Corp	(375)	(25)
Westrock Co	(3,454)	(126)
WR Grace & Co	(579)	(39)

		(12,823)

Total Common Stock Sold Short (Proceeds $98,286) ($ Thousands)		(109,617)

Total Investments Sold Short — (12.8)% (Proceeds $98,286) ($ Thousands)		$(109,617)

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS*^ — 0.0%

Total Purchased Options(H) (Cost $394) ($ Thousands)	264	$410

WRITTEN OPTIONS*^ — 0.1%

Total Written Options(H) (Premiums Received $339) ($ Thousands)	(332)	$(483)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	275

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

A list of open exchange traded options contracts for the Fund at September 30, 2019, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS ^ — 0.0%

Put Options
December 2019, Silver*	10	$852	$16.00	11/16/19	$9

Call Options
December 2019, Copper*	54	3,473	290.00	11/16/19	7
December 2019, Corn*	32	619	410.00	11/16/19	7
December 2019, Cotton*	25	759	62.00	11/16/19	17
January 2020, Crude Oil*	61	3,294	64.00	12/21/19	40
January 2020, Crude Oil*	14	756	57.00	12/21/19	29
January 2020, LME Nickel*	44	4,511	17,000.00	01/18/20	299
October 2019, LME Zinc*	24	1,371	2,475.00	10/19/19	2

		14,783			401

Total Purchased Options		$15,635			$410

WRITTEN OPTIONS ^ — (0.1)%
Put Options
December 2019, Cotton*	(25)	$(759)	55.00	11/16/19	$(3)
December 2019, Lean Hogs*	(34)	(987)	60.00	12/21/19	(17)
January 2020, Crude Oil*	(14)	(756)	50.00	12/21/19	(28)
January 2020, Crude Oil*	(15)	(810)	57.00	12/21/19	(81)
January 2020, Crude Oil*	(60)	(3,240)	55.00	12/21/19	(249)

		(6,552)			(378)

Call Options
December 2019, Copper*	(54)	(3,473)	320.00	11/16/19	(1)
December 2019, Cotton*	(3)	(91)	65.00	11/16/19	(1)
December 2019, Live Cattle*	(18)	(790)	112.00	12/21/19	(19)
December 2019, Silver*	(5)	(426)	20.00	11/16/19	(2)
January 2020, LME Nickel*	(44)	(4,512)	20,000.00	01/18/20	(81)
November 2019, Soybean*	(60)	(2,712)	1,200.00	10/19/19	(1)

		(12,004)			(105)

Total Written Options		$(18,556)			$(483)

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized
Brent Crude ^	181	Nov-2019	$10,763	$10,585	$(178)
Coffee C ^	89	Dec-2019	3,334	3,376	42
Copper ^	107	Dec-2019	6,955	6,897	(58)
Corn ^	417	Dec-2019	7,683	8,090	407
Cotton No. 2 ^	15	Dec-2019	475	456	(19)
Cotton No. 2 ^	(60)	Dec-2019	(1,803)	(1,825)	(22)
Cotton No. 2 ^	(2)	Mar-2020	(60)	(62)	(2)
Feeder Cattle ^	18	Jan-2020	1,188	1,245	57
Feeder Cattle ^	26	Nov-2019	1,733	1,845	112
Gasoline ^	136	Oct-2019	9,190	8,948	(242)

276	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized
Gasoline ^	24	Jan-2020	$1,563	$1,522	$(41)
Gold ^	94	Dec-2019	13,154	13,845	691
ICE White Sugar ^	13	Feb-2020	219	225	6
ICE White Sugar ^	38	Nov-2019	611	654	43
Japanese 10-Year Government Bond E-MINI	(32)	Dec-2019	(4,618)	(4,588)	(4)
KC HRW Wheat ^	(112)	Dec-2019	(2,358)	(2,324)	34
KC HRW Wheat ^	48	Dec-2019	1,004	996	(8)
Lean Hogs ^	59	Dec-2019	1,589	1,713	124
Lean Hogs ^	(119)	Dec-2019	(3,192)	(3,456)	(264)
Live Cattle ^	(8)	Jan-2020	(333)	(353)	(20)
Live Cattle ^	44	Jan-2020	1,793	1,941	148
LME Lead ^	27	Dec-2019	1,398	1,443	45
LME Nickel ^	20	Jan-2020	2,125	2,045	(80)
LME Nickel ^	29	Nov-2019	2,708	2,977	269
LME Nickel ^	(8)	Jan-2020	(797)	(818)	(21)
LME Primary Aluminum ^	71	Nov-2019	3,137	3,056	(81)
LME Primary Aluminum ^	(24)	Nov-2019	(1,068)	(1,033)	35
LME Zinc ^	16	Nov-2019	914	965	51
LME Zinc ^	45	Dec-2019	2,619	2,690	71
Low Sulphur Gasoil ^	17	Jan-2020	1,023	976	(47)
Low Sulphur Gasoil ^	58	Nov-2019	3,240	3,402	162
MSCI EAFE Index	(131)	Dec-2019	(12,503)	(12,435)	68
Natural Gas ^	268	Nov-2019	5,993	6,244	251
NY Harbor ULSD ^	15	Jan-2020	1,237	1,183	(54)
NY Harbor ULSD ^	20	Oct-2019	1,627	1,594	(33)
NYMEX Cocoa ^	97	Dec-2019	2,137	2,369	232
Palladium ^	16	Dec-2019	2,463	2,636	173
Platinum ^	70	Feb-2020	3,331	3,112	(219)
Red Wheat ^	(7)	Dec-2019	(193)	(191)	2
S&P 500 Index E-MINI	(168)	Dec-2019	(25,212)	(25,019)	193
Silver ^	24	Dec-2019	1,808	2,039	231
Silver ^	44	Dec-2019	3,772	3,740	(32)
Soybean ^	200	Nov-2019	8,908	9,060	152
Soybean Meal ^	80	Dec-2019	2,590	2,408	(182)
Soybean Meal ^	(84)	Dec-2019	(2,487)	(2,528)	(41)
Soybean Oil ^	241	Dec-2019	4,100	4,205	105
Sugar No. 11 ^	396	May-2020	5,367	5,611	244
U.S. 2-Year Treasury Notes	(218)	Jan-2020	(47,080)	(46,979)	101
U.S. 5-Year Treasury Notes	(137)	Jan-2020	(16,324)	(16,323)	1
U.S. 10-Year Treasury Notes	(281)	Dec-2019	(36,977)	(36,618)	359
U.S. Ultra Long Treasury Bond	5	Dec-2019	981	960	(21)
Ultra 10-Year U.S. Treasury Notes	2	Dec-2019	288	285	(3)
Wheat ^	7	Mar-2020	170	176	6
Wheat ^	24	Dec-2019	563	595	32
WTI Crude Oil ^	20	Oct-2019	1,082	1,081	(1)
WTI Crude Oil ^	7	Dec-2019	410	376	(34)

			$(29,760)	$(26,986)	$2,740

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/02/19	USD	631	BRL	2,640	$3
Barclays PLC	10/10/19	USD	3,824	EUR	3,382	(134)
Barclays PLC	10/24/19	INR	62,751	USD	872	(12)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	277

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/24/19	JPY	975,000	USD	9,056	$18
Barclays PLC	02/13/20	MYR	2,486	USD	592	–
BNP Paribas	10/18/19	USD	1,117	GBP	902	(4)
BNP Paribas	11/07/19	NZD	1,888	USD	1,185	–
Brown Brothers Harriman	10/10/19	USD	277	EUR	249	(6)
Brown Brothers Harriman	10/10/19	EUR	716	USD	791	10
Brown Brothers Harriman	10/11/19	USD	886	HUF	255,864	(53)
Brown Brothers Harriman	10/18/19	GBP	594	USD	729	(4)
Brown Brothers Harriman	11/07/19	NZD	1,324	USD	845	14
Brown Brothers Harriman	11/21/19	ZAR	4,164	USD	283	10
Brown Brothers Harriman	11/21/19	JPY	25,301	USD	235	–
Citigroup	10/11/19	HUF	257,054	USD	879	42
Citigroup	10/24/19	USD	917	INR	63,624	(20)
Citigroup	11/04/19	USD	629	BRL	2,640	3
Citigroup	11/14/19	USD	929	COP	3,124,646	(31)
Citigroup	11/21/19	USD	1,222	JPY	131,132	(5)
Deutsche Bank	11/21/19	JPY	512,718	USD	4,772	11
Goldman Sachs	11/22/19	CAD	3,812	USD	2,874	(9)
JPMorgan Chase	10/11/19	PLN	3,356	USD	856	18
Morgan Stanley	10/11/19	USD	2,049	PLN	7,778	(108)
Morgan Stanley	02/13/20	MYR	2,382	USD	567	–
RBS	10/10/19	EUR	4,791	USD	5,411	184
						$ (73)

A list of the open OTC swap agreements held by the Fund at September 30, 2019 is as follows:

			Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2049	$(634)	$(54)	$(51)	$(3)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	12/31/2049	(261)	(22)	(17)	(5)
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	12/31/2049	(835)	(70)	(62)	(8)
Citigroup	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	245	7	17	(10)
Citigroup	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	257	7	18	(11)
Citigroup	CMBX.BBB.6	Buy	3.00%	Monthly	09/17/2058	258	7	18	(11)
Citigroup	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(89)	(2)	(11)	9
Citigroup	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(356)	(10)	(45)	35
Citigroup	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(220)	(6)	(28)	22
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(65)	(5)	(7)	2
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(3)	(3)	–
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(32)	(3)	(3)	–
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(194)	(16)	(17)	1
Citigroup	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(250)	(21)	(33)	12
Citigroup	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(254)	(7)	(32)	25
Credit Suisse	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(106)	(3)	(13)	10
Credit Suisse	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(3)	–	–	–
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(33)	(3)	(4)	1
Deutsche Bank	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(17)	(25)	8
Citigroup	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(52)	(1)	(7)	6
Goldman Sachs	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(16)	(1)	(1)	–
Citigroup	CMBX.BBB.6	Sell	3.00%	Monthly	05/11/2063	(20)	(1)	(3)	2

278	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2049	$964	$(12)	$12	$(24)
Goldman Sachs	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	216	(3)	2	(5)
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	996	(13)	10	(23)
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	25	–	–	–
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	881	(11)	12	(23)
Deutsche Bank	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	3,320	(43)	34	(77)
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	73	(1)	1	(2)
Credit Suisse	CMBX.NA.AAA.9	Buy	0.50%	Monthly	09/17/2058	2,641	(34)	32	(66)
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(201)	(17)	(20)	3
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(46)	(4)	(5)	1
JPMorgan Chase	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(49)	(4)	(5)	1
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	12/31/2049	(1,324)	(111)	2	(113)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	12/31/2049	(1,093)	(92)	(75)	(17)
Credit Suisse	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	12/31/2049	(227)	(19)	(15)	(4)
Credit Suisse	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	12/31/2049	(812)	(68)	(51)	(17)
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	12/31/2049	(42)	(4)	(2)	(2)
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Quarterly	05/11/2063	(290)	(24)	(31)	7
CGG	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(254)	(21)	(34)	13
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(240)	(20)	(33)	13
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(36)	(3)	(6)	3
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(365)	(31)	(42)	11
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(523)	(44)	(60)	16
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(731)	(61)	(82)	21
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(1,045)	(88)	(118)	30
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(731)	(61)	(81)	20
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(1,106)	(93)	(119)	26
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(222)	(19)	(24)	5
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(330)	(28)	(36)	8
JPMorgan Chase	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(175)	(15)	(22)	7
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(112)	(9)	(13)	4
JPMorgan Chase	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(503)	(42)	(62)	20
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(727)	(61)	(84)	23
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(471)	(40)	(57)	17
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(141)	(12)	(17)	5
Deutsche Bank	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(113)	(10)	(13)	3
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(164)	(14)	(17)	3
Citigroup	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(783)	(66)	(85)	19
Goldman Sachs	CMBX.NA.BBB-.6	Sell	3.00%	Monthly	05/11/2063	(329)	(28)	(45)	17
Citigroup	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,045	28	76	(48)
Citigroup	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,045	28	79	(51)
Citigroup	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	1,287	35	91	(56)
Citigroup	CMBX.NA.BBB-.9	Buy	3.00%	Monthly	09/17/2058	523	14	42	(28)
Credit Suisse	CMBX-A-.6	Sell	2.00%	Monthly	05/11/2063	(1,305)	3	(29)	32
Goldman Sachs	CMBX-BBB	Sell	3.00%	Monthly	05/11/2049	(276)	(7)	(45)	38
Goldman Sachs	CMBX-BBB	Sell	3.00%	Monthly	05/11/2049	(198)	(5)	(32)	27
Citigroup	CMBX-BBB	Sell	3.00%	Monthly	05/11/2049	(172)	(5)	(26)	21
Goldman Sachs	CMBX-BBB	Sell	3.00%	Monthly	05/11/2063	(188)	(5)	(29)	24

							$(1,364)	$(1,331)	$(33)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	279

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Continued)

Total Return Swaps ^
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Macquarie Bank Limited	MACQUARIE COMMODITY PRODUCT 251E	0.34%	Index Return	Monthly	10/05/2019	USD	1,898	$28	$–	$28
Macquarie Bank Limited	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 9 BPS	Index Return	Monthly	10/23/2019	USD	12,910	(343)	–	(343)
Macquarie Bank Limited	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 16.5 BPS	Index Return	Monthly	10/23/2019	USD	997	(24)	–	(24)
Merrill Lynch	BOFA MERRILL LYNCH COMMODITY MLBXCS3E EXCESS	3-Month U.S. Treasury rate plus 35 BPS	Index Return	Monthly	10/05/2019	USD	2,980	(8)	–	(8)
Merrill Lynch	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 12 BPS	Index Return	Monthly	10/23/2019	USD	12,297	(327)	–	(327)
Merrill Lynch	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 8 BPS	Index Return	Monthly	10/23/2019	USD	1,625	(39)	–	(39)
Societe Generale	SOCIETE GENERALE COMMODITIES CUSTOM ALPHA 061	0.35%	Index Return	Monthly	10/05/2019	USD	4,279	(38)	–	(38)
Societe Generale	BLOOMBERG COMMODITY INDEX TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 11 BPS	Index Return	Monthly	10/23/2019	USD	7,528	(200)	–	(200)
Societe Generale	BLOOMBERG COMMODITY INDEX 2 MONTH FORWARD TOTAL RETURN	US T-BILL HIGH DISCOUNT RATE + 14 BPS	Index Return	Monthly	10/23/2019	USD	1,771	(43)	–	(43)

								$ (994)	$–	$ (994)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019 is as follows:

Credit Default Swap
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
CDX.NA.HY.32	Buy	1.00%	Quarterly	06/20/2024	$7,070	$(149)	$(122)	$(27)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
2.403%	3-MONTH USD - LIBOR	Quarterly	04/02/2021	USD	7,800	$(128)	$–	$(128)
2.1495%	3-MONTH USD - LIBOR	Quarterly	06/04/2029	USD	4,220	(245)	–	(245)
2.3545	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	1,075	(65)	–	(65)
2.44	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	10,400	(742)	–	(742)
1.67	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,490	(16)	–	(16)
1.66	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,490	(14)	–	(14)
1.60%	3-MONTH USD - LIBOR	Quarterly	10/25/2026	USD	6,110	(49)	–	(49)
1.593%	3-MONTH USD - LIBOR	Quarterly	09/27/2029	USD	2,230	(4)	–	(4)
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	2,717	(119)	–	(119)
3 MONTH USD - LIBOR	2.31%	Quarterly	05/18/2025	USD	2,820	(139)	–	(139)
1.99%	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,760	(83)	–	(83)
3-MONTH SEK - STIBOR	-0.0165%	Annually	08/30/2024	SEK	153,850	(99)	–	(99)
3-MONTH CAD - CDOR	1.6225%	Semi-Annually	08/27/2021	CAD	35,050	(129)	–	(129)
2.2875%	3-MONTH USD - LIBOR	Quarterly	05/24/2021	USD	6,795	(66)	–	(66)

280	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
2.51%	3-MONTH USD - LIBOR	Quarterly	04/18/2021	USD	1,560	$(29)	$–	$(29)
2.49	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,710	(102)	–	(102)
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,190	(174)	–	(174)

						(2,203)	–	(2,203)

A list of the open reverse repurchase agreements held by the Fund at September 30, 2019 is as follows:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(31,955)	Chase Securities	1.99%	Open Ended	$(31,955)
(27,347)	Chase Securities	1.99%	Open Ended	(27,347)
(27,759)	Chase Securities	1.99%	Open Ended	(27,759)
(27,420)	Chase Securities	1.99%	Open Ended	(27,420)
(74,884)	Chase Securities	1.99%	Open Ended	(74,884)
(32,597)	Chase Securities	1.99%	Open Ended	(32,597)

				$(221,962)

Percentages are based on Net Assets of $854,308 ($ Thousands).

^	Security, or a portion thereof, is held by the Inflation Commodity Strategy Subsidiary, Ltd. as of September 30, 2019.
*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(B)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements, securities sold short and/or open centrally cleared interest rate swap agreements.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $60,258 ($ Thousands), representing 7.1% of the Net Assets of the Fund.

(D)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $30 ($ Thousands) and represented 0.0% of the Net Assets of the Fund (see Note 2).
(E)	Security is in default on interest payment.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(G)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.
(H)	Refer to table below for details on Options Contracts.

BRL — Brazilian Real

CAD — Canadian Dollar

CDOR — Canadian Dollar Offered Rate

Cl — Class

CMBX — Commercial Mortgage-Backed Index

CMO — Collateralized Mortgage Obligation

COP — Colombian Peso

EAFE — Europe, Australasia and Far East

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

HUF — Hungarian Forint

ICE— Intercontinental Exchange

INR — Indian Rupee

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

KC HRW — Kansas City Hard Red Winter

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MYR — Malaysian Ringgit

NYMEX — New York Mercantile Exchange

NZD — New Zealand Dollar

OTC — Over the counter

PLC — Public Limited Company

PLN — Polish Zloty

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

STIBOR — Stockholm Interbank Offered Rate

ULSD — Ultra-Low Sulfur Diesel

USD — United States Dollar

VAR — Variable Rate

WTI — West Texas Intermediate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	575,538	–	575,538
Common Stock	241,834	–	–	241,834
Corporate Obligations	–	89,554	–	89,554
Mortgage-Backed Securities	–	64,421	–	64,421
U.S. Government Agency Obligations	–	57,687	–	57,687
Asset-Backed Securities	–	17,770	–	17,770
Sovereign Debt	–	15,949	–	15,949

Total Investments in Securities	241,834	820,919	–	1,062,753

Securities Sold Short
Common Stock	(109,617)	–	–	(109,617)

Total Securities Sold Short	(109,617)	–	–	(109,617)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	281

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Inflation Managed Fund (Concluded)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	410	—	—	410
Written Options	(483)	—	—	(483)
Futures Contracts*
Unrealized Appreciation	4,447	—	—	4,447
Unrealized Depreciation	(1,707)	—	—	(1,707)
Forwards Contracts*
Unrealized Appreciation	—	313	—	313
Unrealized Depreciation	—	(386)	—	(386)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	—	571	—	571
Unrealized Depreciation	—	(604)	—	(604)
Total Return Swaps*
Unrealized Appreciation	—	28	—	28
Unrealized Depreciation	—	(1,022)	—	(1,022)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	—	(27)	—	(27)
Interest Rate Swaps*
Unrealized Depreciation	—	(2,203)	—	(2,203)
Reverse Repurchase Agreements	—	(221,962)	—	(221,962)

Total Other Financial Instruments	2,667	(225,292)	—	(222,625)

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

282	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Capital Stability Fund

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 39.9%
U.S. Treasury Bills
1.982%, 11/07/2019 (A)	$36,914	$36,849
1.941%, 11/14/2019 (A)	147,497	147,176
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	1,709	2,289
3.625%, 04/15/2028	215	276
3.375%, 04/15/2032	691	952
2.500%, 01/15/2029	1,374	1,658
2.375%, 01/15/2025	1,997	2,221
2.375%, 01/15/2027	1,268	1,464
2.125%, 02/15/2040	812	1,074
2.125%, 02/15/2041	946	1,263
2.000%, 01/15/2026	2,243	2,488
1.750%, 01/15/2028	1,609	1,805
1.375%, 02/15/2044	1,581	1,882
1.125%, 01/15/2021	2,924	2,932
1.000%, 02/15/2046	1,347	1,491
1.000%, 02/15/2048	1,332	1,484
1.000%, 02/15/2049	1,127	1,240
0.875%, 01/15/2029	15,794	16,751
0.875%, 02/15/2047	1,535	1,656
0.750%, 07/15/2028	2,540	2,665
0.750%, 07/15/2028	690	724
0.750%, 02/15/2042	1,503	1,580
0.750%, 02/15/2045	1,868	1,950
0.625%, 07/15/2021	1,992	1,998
0.625%, 04/15/2023	3,314	3,340
0.625%, 01/15/2024	3,436	3,488
0.625%, 01/15/2026	1,912	1,959
0.625%, 02/15/2043	883	900
0.500%, 04/15/2024	2,487	2,517
0.500%, 01/15/2028	2,498	2,554
0.375%, 07/15/2023	2,047	2,059
0.375%, 07/15/2025	3,569	3,614
0.375%, 01/15/2027	2,748	2,776
0.375%, 07/15/2027	2,170	2,202
0.250%, 01/15/2025	3,482	3,489
0.250%, 07/15/2029	1,826	1,839
0.125%, 04/15/2021	3,540	3,501
0.125%, 01/15/2022	155	153
0.125%, 04/15/2022	7,621	7,541
0.125%, 07/15/2022	4,401	4,380
0.125%, 01/15/2023	2,574	2,551

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.125%, 07/15/2024	$4,265	$4,260
0.125%, 07/15/2026	3,133	3,123

Total U.S. Treasury Obligations (Cost $289,446) ($ Thousands)		292,114

COMMERCIAL PAPER (A) — 27.8%

Communication Services — 1.1%
AT&T Inc
2.718%, 12/10/2019	1,500	1,493
Vodafone Group
2.263%, 12/03/2019	6,500	6,474

		7,967

Consumer Discretionary — 3.3%
Canadian Tire
2.224%, 10/30/2019	7,200	7,186
Hyundai Capital America
2.284%, 01/06/2020	10,750	10,683
Nissan Motor
2.755%, 10/04/2019	6,500	6,498

		24,367

Consumer Staples — 1.0%
Campbell Soup Company
2.322%, 11/25/2019	6,500	6,477
Walgreens Boots Alliance
2.249%, 11/15/2019	1,250	1,246

		7,723

Energy — 7.5%
Centrica
2.366%, 10/01/2019	9,500	9,499
Enbridge Us
2.343%, 10/07/2019	7,250	7,247
Enel Green Power North America
2.361%, 12/06/2019	10,750	10,704
2.348%, 11/18/2019	10,750	10,716
FMC Technologies
2.288%, 11/21/2019	7,800	7,774
2.280%, 12/06/2019	3,200	3,186
Noble Energy
2.602%, 10/01/2019	6,000	6,000

		55,126

Financials — 6.7%
Cooperatieve Rabobank Ua
1.820%, 10/01/2019	11,100	11,099
General Motors Financial
2.365%, 10/24/2019	5,000	4,992
2.342%, 10/07/2019	6,000	5,997
Hitachi Capital America
2.323%, 10/02/2019	5,000	4,999
Intesa Sanpaolo Funding
2.515%, 10/28/2019	3,500	3,493

SEI Institutional Managed Trust / Annual Report / September 30, 2019	283

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Capital Stability Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (A) (continued)
NatWest Markets
2.634%, 11/05/2019	6,750	$6,737
2.254%, 10/24/2019	4,750	4,744
RELX Investments
2.284%, 10/01/2019	250	250
V W Credit
2.547%, 10/03/2019	6,500	6,499

		48,810

Health Care — 0.8%
Boston Scientific
2.355%, 10/04/2019	3,150	3,149
Cigna Corp.
2.273%, 10/03/2019	3,000	2,999

		6,148

Industrials — 3.2%
Canadian Tire
2.254%, 10/21/2019	6,750	6,741
EI Du Pont De Nemours
2.338%, 11/13/2019	10,750	10,721
Sumitomo Corporation of America
2.273%, 10/15/2019	5,750	5,745

		23,207

Materials — 1.2%
Dupont De Nemours
2.313%, 11/07/2019	8,250	8,231
Glencore Funding
2.310%, 12/02/2019	500	498

		8,729

Techhnology — 0.3%
Fortive Corporation
2.253%, 10/24/2019	2,300	2,297

Utilities — 2.7%
Gulf Power
2.204%, 10/28/2019	3,000	2,995
ITC Holdings
2.329%, 10/22/2019	5,000	4,993
Liberty Utilities
2.243%, 10/16/2019	2,000	1,998
National Grid Electric Transmission
2.390%, 10/08/2019	6,500	6,497
Sempra Global
2.278%, 11/04/2019	3,000	2,993

		19,476

Total Commercial Paper (Cost $203,857) ($ Thousands)		203,850

SOVEREIGN DEBT — 14.5%
Japan Treasury Discount Bill
-0.122%, 11/18/2019 (A)(B)	JPY 7,759,000	71,811

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Japanese Government CPI Linked Bond
0.100%, 03/10/2026	JPY 2,458,756	$23,558
0.100%, 03/10/2027	1,101,768	10,612

Total Sovereign Debt (Cost $107,903) ($ Thousands)		105,981

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%
FHLB
1.875%, 07/07/2021	$ 23,175	23,257
FHLMC
1.375%, 05/01/2020	12,790	12,752

Total U.S. Government Agency Obligations (Cost $35,929) ($ Thousands)		36,009

	Shares

EXCHANGE TRADED FUNDS — 4.7%
United States — 4.7%
iShares Core S&P 500 ETF	53,136	15,862
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	73,190	2,416
Vanguard S&P 500 ETF	58,148	15,851

Total Exchange Traded Funds (Cost $30,856) ($ Thousands)		34,129

	Face Amount (Thousands)

MORTGAGE-BACKED SECURITY — 0.0%

Agency Mortgage-Backed Obligations — 0.0%
FNMA TBA
5.000%,10/01/2038	200	214

Total Mortgage-Backed Security (Cost $214) ($ Thousands)		214

Total Investments in Securities — 91.8% (Cost $668,205) ($ Thousands)		$672,297

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(C) (Cost $109) ($ Thousands)	17,861,930	$148

284	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Description	Contracts	Market Value ($ Thousands)

PURCHASED SWAPTION* (D) — 0.0%

Total Purchased Swaption (Cost $120) ($ Thousands)	25,516,000	$4

WRITTEN OPTIONS* — 0.0%

Total Written Options(C) (Premiums Received $119) ($ Thousands)	(234,524,600)	$(21)

WRITTEN SWAPTION* — 0.0%

Total Written Swaption (Premiums Received $25) ($ Thousands)	(25,516,000)	$–

A list of the open exchange traded options contracts held by the Fund at September 30, 2019, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Call Options
October 2019, USD Call, CNH Put*	17,861,500	$127,513	$6.95	10/19/19	$70
SPDR S&P 500 ETF Trust*	430	12,761	301.00	10/19/19	78

Total Purchased Options		$140,274			$148

WRITTEN OPTIONS — 0.0%

Call Options

Dec 19 Calls, Natwest Markets*	(209,894,400)	$(13,603,697)	68.33	12/21/19	$(20)
Nove 19 Calls, Natwest Markets*	(20,590,200)	(116,193)	8.20	11/16/19	(1)
Oct 19 Calls, J.P. Morgan Chase Bank*	(4,040,000)	(22,798)	8.00	10/19/19	–

Total Written Options		$(13,742,688)			$(21)

A list of open exchange traded swaptions held by the Fund at September 30, 2019, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTION — 0.0%

Put Swaptions —0.0%

October IRS, JP Morgan*	JP Morgan Chase Bank	25,516,000	$1.86	10/15/2019	$4

Total Purchased Swaption					$4

	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN SWAPTION — 0.0%

Puts — 0.0%

October IRS, JP Morgan*	JP Morgan Chase Bank	(25,516,000)	$2.06	10/15/19	$–

Total Written Swaption					$–

SEI Institutional Managed Trust / Annual Report / September 30, 2019	285

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Capital Stability Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Amsterdam Index	7	Oct-2019	$893	$885	$5

Australian 10-Year Bond	7	Dec-2019	700	696	10

CAC40 10 Euro Index	17	Oct-2019	1,056	1,052	11

Canadian 10-Year Bond	173	Dec-2019	18,830	18,633	(197)

CBOE Volatility Index	(54)	Oct-2019	(954)	(925)	30

DAX Index	3	Dec-2019	1,026	1,015	3

Euro-Bund	12	Dec-2019	2,322	2,280	(30)

Euro-OAT	36	Dec-2019	6,797	6,684	(76)

FTSE 100 Index	25	Dec-2019	2,272	2,275	32

FTSE MIB Index	9	Dec-2019	1,086	1,083	12

IBEX	22	Oct-2019	2,195	2,214	51

Japanese 10-Year Bond	(22)	Dec-2019	(31,890)	(31,556)	31

Long Gilt 10-Year Bond	58	Dec-2019	9,556	9,595	22

MSCI EAFE Index	283	Dec-2019	26,893	26,862	(31)

MSCI Emerging Markets	202	Dec-2019	10,368	10,119	(249)

NASDAQ 100 Index E-MINI	37	Dec-2019	5,857	5,750	(107)

Nikkei 225 Index	32	Dec-2019	6,330	6,443	155

OMX Stockholm 30	71	Oct-2019	1,211	1,190	(4)

Russell 2000 Index E-MINI	73	Dec-2019	5,774	5,566	(208)

S&P 500 Index E-MINI	85	Dec-2019	12,760	12,659	(101)

S&P TSX 60 Index	16	Dec-2019	2,408	2,407	(5)

S&P TSX 60 Index	17	Dec-2019	2,552	2,558	4

SPI 200 Index	86	Dec-2019	9,846	9,689	5

U.S. 5-Year Treasury Note	424	Jan-2020	50,813	50,519	(294)

U.S. 10-Year Treasury Note	337	Dec-2019	44,263	43,915	(348)

U.S. Long Treasury Bond	6	Dec-2019	992	974	(18)

U.S. Ultra Long Treasury Bond	21	Dec-2019	4,099	4,030	(69)

			$198,055	$196,612	$(1,366)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
ANZ	10/24/19	USD	1,273	CNH	9,073	$(3)

ANZ	10/31/19	SGD	1,755	USD	1,271	1

ANZ	11/08/19	USD	776	AUD	1,136	(9)

ANZ	11/21/19	USD	1,280	JPY	137,040	(7)

ANZ	05/26/20	USD	1,277	HKD	10,004	–

Bank of America	10/10/19	EUR	1,395	USD	1,542	20

Bank of America	10/10/19	USD	1,543	EUR	1,379	(38)

Bank of America	10/18/19	USD	510	GBP	409	(6)

Bank of America	10/24/19	USD	888	INR	61,709	(19)

Bank of America	10/24/19	INR	54,962	USD	765	(10)

Bank of America	10/25/19	MXN	15,471	USD	786	6

Bank of America	11/08/19	USD	924	JPY	99,447	(1)

Bank of America	11/14/19	USD	1,607	RUB	103,699	(18)

Bank of America	11/21/19	JPY	54,887	USD	509	(1)

Bank of America	12/16/19	USD	1,075	CAD	1,413	(6)
Bank of America	12/16/19	NZD	3,281	USD	2,109	49

286	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/02/19	USD	1,088	BRL	4,551	$4

Barclays PLC	10/10/19	EUR	460	USD	508	6

Barclays PLC	10/11/19	USD	505	HUF	150,706	(14)

Barclays PLC	10/18/19	GBP	426	USD	516	(10)

Barclays PLC	10/18/19	USD	523	GBP	426	2

Barclays PLC	10/24/19	USD	2,257	INR	162,807	37

Barclays PLC	10/24/19	INR	162,417	USD	2,255	(34)

Barclays PLC	10/25/19	USD	515	MXN	10,269	3

Barclays PLC	10/25/19	USD	765	MXN	14,892	(14)

Barclays PLC	11/14/19	USD	506	RUB	32,582	(6)

Barclays PLC	11/21/19	USD	256	IDR	3,634,116	(2)

Barclays PLC	11/21/19	IDR	3,127,588	USD	216	(3)

Barclays PLC	11/27/19	USD	519	TWD	16,067	1

Barclays PLC	12/16/19	USD	1,189	CAD	1,565	(6)

Barclays PLC	01/08/20	EUR	690	NOK	6,854	(3)

BNP Paribas	10/10/19	USD	2,082	EUR	1,849	(65)

BNP Paribas	10/11/19	PLN	5,034	USD	1,295	40

BNP Paribas	11/22/19	USD	1,529	CAD	2,024	1

Brown Brothers Harriman	10/10/19	EUR	2,733	USD	3,080	98

Brown Brothers Harriman	10/11/19	USD	242	PLN	926	(10)

Brown Brothers Harriman	10/11/19	EUR	276	PLN	1,182	(6)

Brown Brothers Harriman	10/16/19	USD	256	ILS	896	2

Brown Brothers Harriman	10/16/19	ILS	2,267	USD	644	(9)

Brown Brothers Harriman	10/24/19	USD	939	CNH	6,656	(7)

Brown Brothers Harriman	10/25/19	USD	443	MXN	8,827	2

Brown Brothers Harriman	10/25/19	USD	253	MXN	4,948	(4)

Brown Brothers Harriman	11/07/19	USD	256	NZD	405	(2)

Brown Brothers Harriman	11/07/19	NZD	2,601	USD	1,659	27

Brown Brothers Harriman	11/08/19	AUD	375	USD	254	1

Brown Brothers Harriman	12/16/19	CAD	424	USD	321	–

Brown Brothers Harriman	11/22/19	CAD	339	USD	255	(1)

Brown Brothers Harriman	12/05/19	EUR	228	TRY	1,467	5

Brown Brothers Harriman	12/13/19	JPY	87,372	USD	808	(5)

Brown Brothers Harriman	12/16/19	USD	664	CAD	879	1

Brown Brothers Harriman	01/08/20	USD	1,756	NOK	15,655	(30)

Brown Brothers Harriman	01/10/20	CHF	1,909	USD	1,949	16

Brown Brothers Harriman	05/10/21	GBP	–	USD	–	–

Citigroup	10/10/19	EUR	463	USD	516	11

Citigroup	10/24/19	USD	760	CNH	5,458	4

Citigroup	10/24/19	USD	1,342	INR	93,159	(30)

Citigroup	10/24/19	CNH	3,675	USD	514	(1)

Citigroup	10/25/19	USD	638	MXN	12,549	(5)

Citigroup	11/07/19	USD	510	NZD	809	(3)

Citigroup	11/14/19	COP	882,883	USD	262	9

Citigroup	11/21/19	ZAR	7,393	USD	500	15

Citigroup	12/05/19	TRY	4,335	USD	738	(14)

Citigroup	12/13/19	USD	1,290	JPY	140,275	15

Citigroup	01/10/20	CHF	759	SEK	7,416	(9)
Citigroup	01/10/20	SEK	4,944	USD	513	6

SEI Institutional Managed Trust / Annual Report / September 30, 2019	287

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Capital Stability Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

Credit Suisse First Boston	10/10/19	EUR	1,162	TRY	7,310	$22

Credit Suisse First Boston	10/24/19	USD	1,286	CNH	9,090	(14)

Credit Suisse First Boston	11/14/19	CLP	1,197,586	USD	1,686	39

Credit Suisse First Boston	05/26/20	HKD	20,131	USD	2,565	(5)

Deutsche Bank	10/02/19	BRL	3,106	USD	765	19

Deutsche Bank	10/16/19	USD	1,003	ILS	3,499	5

Goldman Sachs	10/02/19	USD	775	BRL	3,175	(13)

Goldman Sachs	10/02/19	BRL	1,595	USD	384	1

Goldman Sachs	10/02/19	BRL	2,111	USD	505	(2)

Goldman Sachs	10/10/19	EUR	675	USD	748	12

Goldman Sachs	10/16/19	ILS	4,852	USD	1,372	(26)

Goldman Sachs	10/24/19	USD	641	INR	46,189	10

Goldman Sachs	10/24/19	INR	35,409	USD	507	8

Goldman Sachs	10/24/19	INR	73,399	USD	1,008	(26)

Goldman Sachs	10/25/19	USD	513	MXN	10,269	5

Goldman Sachs	11/08/19	USD	762	AUD	1,127	(1)

Goldman Sachs	11/14/19	USD	382	RUB	24,491	(7)

Goldman Sachs	11/14/19	RUB	65,398	USD	1,011	8

Goldman Sachs	11/14/19	RUB	33,451	USD	510	(2)

Goldman Sachs	11/21/19	USD	784	JPY	83,787	(6)

Goldman Sachs	11/21/19	USD	2,255	IDR	32,392,366	16

Goldman Sachs	11/21/19	JPY	82,550	AUD	1,131	(3)

HSBC	10/10/19	EUR	1,037	USD	1,156	25

HSBC	10/24/19	USD	512	INR	35,596	(10)

HSBC	10/24/19	USD	458	CNH	3,274	1

HSBC	10/24/19	USD	1,021	CNH	7,269	(4)

HSBC	10/24/19	INR	106,113	USD	1,456	(39)

HSBC	10/31/19	SGD	3,581	USD	2,592	–

HSBC	11/08/19	AUD	746	USD	508	4

HSBC	11/08/19	USD	776	AUD	1,131	(12)

HSBC	11/21/19	USD	501	ZAR	7,393	(17)

HSBC	11/21/19	JPY	82,411	AUD	1,118	(10)

HSBC	11/21/19	IDR	10,914,683	USD	738	(27)

JPMorgan Chase Bank	10/24/19	USD	450	INR	31,219	(10)

JPMorgan Chase Bank	10/24/19	USD	762	CNH	5,401	(6)

JPMorgan Chase Bank	10/24/19	CNH	20,972	USD	2,968	34

JPMorgan Chase Bank	10/24/19	INR	54,282	USD	757	(8)

JPMorgan Chase Bank	10/30/19	KRW	1,519,435	USD	1,274	5

JPMorgan Chase Bank	11/21/19	AUD	2,261	JPY	164,115	(3)

JPMorgan Chase Bank	11/21/19	IDR	9,013,320	USD	632	–

JPMorgan Chase Bank	11/27/19	TWD	16,067	USD	524	4

JPMorgan Chase Bank	12/05/19	USD	499	TRY	2,908	6

Morgan Stanley	10/02/19	USD	389	BRL	1,603	(5)

Morgan Stanley	10/10/19	USD	3,120	EUR	2,773	(94)

Morgan Stanley	10/11/19	USD	1,284	PLN	4,875	(68)

Morgan Stanley	10/11/19	PLN	1,950	USD	513	26

Morgan Stanley	11/08/19	AUD	2,286	USD	1,546	3

Morgan Stanley	11/21/19	USD	255	IDR	3,594,686	(3)

Morgan Stanley	12/05/19	USD	495	TRY	2,910	10

288	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
RBS	10/10/19	EUR	925	USD	1,036	$27
RBS	10/16/19	USD	783	ILS	2,724	1
RBS	10/24/19	USD	530	INR	38,256	9
RBS	10/25/19	MXN	13,894	USD	702	1
RBS	10/30/19	USD	519	KRW	621,304	(1)
RBS	11/04/19	USD	600	BRL	2,517	3
RBS	11/14/19	USD	516	COP	1,747,705	(14)
RBS	11/14/19	USD	1,673	CLP	1,197,193	(27)
RBS	11/14/19	CLP	552,840	USD	761	1
RBS	11/14/19	COP	887,324	USD	257	2
RBS	11/27/19	USD	514	TWD	15,804	(2)
RBS	12/16/19	JPY	11,475,213	USD	107,638	825
RBS	12/13/19	JPY	54,912	USD	507	(3)
Standard Bank	10/10/19	USD	777	EUR	694	(20)
Standard Bank	10/11/19	HUF	150,706	USD	515	24
Standard Bank	10/24/19	INR	55,082	USD	761	(16)
Standard Bank	10/30/19	USD	1,555	KRW	1,849,470	(10)
Standard Bank	11/21/19	IDR	7,314,235	USD	503	(9)
UBS	10/18/19	GBP	409	USD	505	1
UBS	10/24/19	USD	1,013	INR	72,728	12
UBS	10/24/19	CNH	9,178	USD	1,277	(7)
UBS	10/31/19	SGD	1,070	USD	771	(3)
UBS	11/08/19	JPY	99,447	AUD	1,342	(17)

						$590

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019 is as follows:

Credit Default Swaps

Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.S32V1-5Y	Sell	5.00%	Quarterly	06/20/2024	(8,448)	$596	$667	$(71)
CDX.NA.IG.33	Sell	1.00%	Quarterly	12/20/2024	(14,480)	288	293	(5)
CDX.NA.IG.33	Sell	1.00%	Quarterly	12/20/2024	(1,170)	23	23	–
CDX.NA.IG.S32V1-5Y	Sell	1.00%	Quarterly	06/20/2024	(5,880)	124	135	(11)
ITRAXX.EUR.XOVER	Sell	5.00%	Quarterly	06/20/2024	(1,710)	186	217	(31)

						$1,217	$1,335	$(118)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	289

SCHEDULE OF INVESTMENTS

September 30, 2019

Multi-Asset Capital Stability Fund (Concluded)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH AUD - BBSW	2.372%	Semi-Annually	02/18/2029	AUD	560	$42	$–	$42
3-MONTH NZD - BKBM	1.415%	Semi-Annually	09/17/2029	NZD	730	9	–	9
6-MONTH AUD - BBSW	1.32%	Semi-Annually	09/16/2029	AUD	610	6	–	6
3-MONTH NZD - BKBM	1.285%	Semi-Annually	09/11/2029	NZD	5,030	27	–	27
6-MONTH AUD - BBSW	1.2175%	Semi-Annually	09/10/2029	AUD	5,490	17	–	17
3-MONTH NZD - BKBM	1.490%	Semi-Annually	08/07/2029	NZD	860	15	–	15
6-MONTH AUD - BBSW	1.236%	Semi-Annually	08/06/2029	AUD	800	4	–	4
3-MONTH NZD - BKBM	1.784%	Semi-Annually	07/04/2029	NZD	1,440	50	–	50
6-MONTH AUD - BBSW	1.564%	Semi-Annually	07/03/2029	AUD	1,780	46	–	46
3-MONTH NZD - BKBM	1.730%	Semi-Annually	06/24/2029	NZD	1,270	40	–	40
6-MONTH AUD - BBSW	1.525%	Semi-Annually	06/21/2029	AUD	1,310	30	–	30
3-MONTH NZD - BKBM	1.9300%	Semi-Annually	06/13/2029	NZD	1,350	58	–	58
6-MONTH AUD - BBSW	1.730%	Semi-Annually	06/12/2029	AUD	1,400	51	–	51
3-MONTH NZD - BKBM	1.9125%	Semi-Annually	06/11/2029	NZD	1,230	52	–	52
6-MONTH AUD - BBSW	1.693%	Semi-Annually	06/11/2029	AUD	1,500	50	–	50
3-MONTH NZD - BKBM	2.2375%	Semi-Annually	04/08/2029	NZD	850	51	–	51
6-MONTH AUD - BBSW	2.131%	Semi-Annually	04/05/2029	AUD	650	39	–	39
3-MONTH NZD - BKBM	2.363%	Semi-Annually	03/20/2029	NZD	970	65	–	65
6-MONTH AUD - BBSW	2.22%	Semi-Annually	03/19/2029	AUD	1,230	82	–	82
3-MONTH NZD - BKBM	2.455%	Semi-Annually	03/08/2029	NZD	750	54	–	54
6-MONTH AUD - BBSW	2.306%	Semi-Annually	03/07/2029	AUD	770	55	–	55
3-MONTH NZD - BKBM	2.465%	Semi-Annually	03/04/2029	NZD	580	42	–	42
6-MONTH AUD - BBSW	2.38%	Semi-Annually	03/01/2029	AUD	690	53	–	53
3-MONTH NZD - BKBM	2.455%	Semi-Annually	02/26/2029	NZD	1,410	102	–	102
6-MONTH AUD - BBSW	2.3125%	Semi-Annually	02/25/2029	AUD	1,440	104	–	104
3-MONTH NZD - BKBM	2.4925%	Semi-Annually	02/19/2029	NZD	380	28	–	28
6-MONTH AUD - BBSW	1.145%	Semi-Annually	09/24/2029	AUD	910	(1)	–	(1)
3-MONTH NZD - BKBM	1.23%	Semi-Annually	09/25/2029	NZD	970	2	–	2

						$1,173	$–	$1,173

Percentages are based on Net Assets of $732,710 ($ Thousands).

*	Non-income producing security.

(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(B)	Rate is negative due to the decrease in value of the foreign currency against the U.S. Dollar.

(C)	Refer to table below for details on Options Contracts.

(D)	Refer to table below for details on Swaption Contracts.

AUD — Australian Dollar

BBSW — Bank Bill Swap Rate

BKBM — Bank Bill Benchmark Rate

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

COP — Colombian Peso

CPI — Consumer Price Index

DAX — German Stock Index

EAFE — Europe, Australasia and Far East

EM — Emerging Markets

ETF — Exchange-Traded Fund

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

IBEX — Spanish Continuous Exchange

IDR — Indonesia Dollar

INR — Indian Rupee

ILS — Israeli New Sheckels

HUF — Hungarian Forint

JPY — Japanese Yen

KRW — Korean Won

LLC — Limited Liability Company

MSCI — Morgan Stanley Capital International

MXN — Mexican Peso

MYR — Malaysian Ringgit

NASDAQ — National Association of Securities Dealers and Automated Quotations

NOK — Norwegian Krone

NZD — New Zealand Dollar

OMX — Stockholm Stock Exchange

PLN — Polish Zloty

RUB — Russian Ruble

S&P — Standard & Poor’s

290	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TBA — To Be Announced

TRY — Turkish Lira

TSX — Toronto Stock Exchange

TWD — Taiwan Dollar

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	292,114	–	292,114
Commercial Paper	–	203,850	–	203,850
Sovereign Debt	–	105,981	–	105,981
U.S. Government Agency Obligations	–	36,009	–	36,009
Exchange Traded Funds	34,129	–	–	34,129
Mortgage-Backed Security	–	214	–	214

Total Investments in Securities	34,129	638,168	–	672,297

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	148	–	–	148
Purchased Swaptions	–	4	–	4
Written Options	(21)	–	–	(21)
Written Swaptions	–	–	–	–
Futures Contracts*
Unrealized Appreciation	371	–	–	371
Unrealized Depreciation	(1,737)	–	–	(1,737)
Forwards Contracts*
Unrealized Appreciation	–	1,551	–	1,551
Unrealized Depreciation	–	(961)	–	(961)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	–	–	–
Unrealized Depreciation	–	(118)	–	(118)
Interest Rate Swaps*
Unrealized Appreciation	–	1,174	–	1,174
Unrealized Depreciation	–	(1)	–	(1)

Total Other Financial Instruments	(1,239)	1,649	–	410

* Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	291

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2019

	Large Cap Fund		Large Cap Value Fund
Assets:
Investments, at value †	$2,267,844	*	$ 1,324,682	*
Affiliated investments, at value ††	51,733		18,808
Cash and cash equivalents	2		–
Cash pledged as collateral on futures contracts	461		534
Cash pledged as collateral on securities sold short	–		–
Foreign currency, at value †††	–		–
Receivable for fund shares sold	1,067		507
Dividends and interest receivable	3,008		2,222
Receivable for variation margin	55		73
Foreign tax reclaim receivable	46		174
Receivable for investment securities sold	–		11,874
Prepaid expenses	30		21
Total Assets	2,324,246		1,358,895
Liabilities:
Payable upon return on securities loaned	29,703		900
Payable for fund shares redeemed	2,247		747
Administration fees payable	466		306
Shareholder servicing fees payable Class F	446		242
Shareholder servicing fees payable Class I	–		1
Payable for investment securities purchased	–		11,782
Due to custodian	–		1
Investment advisory fees payable	691		359
Chief Compliance Officer fees payable	1		1
Trustees fees payable	–		–
Administration servicing fees payable Class I	–		–
Accrued expense payable	73		42
Total Liabilities	33,627		14,381
Net Assets	$2,290,619		$ 1,344,514
† Cost of investments and repurchase agreements	$1,794,366		$ 1,094,048
†† Cost of affiliated investments	51,723		18,807
††† Cost of foreign currency	–		–
* Includes market value of securities on loan	29,436		921

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

292	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/ Mid Cap Fund

$1,457,869*	$438,779*	$3,955,555*	$824,562	$574,260*	$304,119*	$317,048*	$851,754*
22,358	16,599	73,959	8,999	30,598	24,555	34,744	97,141
–	4	1	7	5	–	–	3
441	660	–	454	–	202	120	–
–	–	–	–	–	–	–	–
–	–	128	–	–	–	–	–
568	1,190	685	242	506	159	186	267
483	405	4,988	740	529	587	208	1,271
52	80	–	53	–	3	2	–
19	–	281	24	–	–	–	–
2,685	–	–	12,672	2,289	559	4,059	2,462
19	8	43	11	8	4	5	32
1,484,494	457,725	4,035,640	847,764	608,195	330,188	356,372	952,930

5,992	710	39,148	–	16,902	8,496	23,698	78,153
882	570	2,517	15,262	289	205	237	294
343	27	675	95	144	74	77	202
272	36	725	35	116	55	60	140
1	–	–	1	–	–	–	–
2,483	639	–	–	3,053	580	3,578	3,890
6	–	–	–	–	–	–	–
401	7	1,316	14	284	148	147	412
1	–	–	–	–	–	–	1
–	–	1	–	–	–	–	–
–	–	–	1	–	–	–	–
48	79	118	88	19	12	13	29
10,429	2,068	44,500	15,496	20,807	9,570	27,810	83,121
$1,474,065	$455,657	$3,991,140	$832,268	$587,388	$320,618	$328,562	$869,809
$988,776	$412,858	$2,118,715	$312,522	$532,368	$281,933	$296,283	$600,246
22,357	16,608	73,956	8,999	30,599	24,553	34,744	97,142
–	–	129	–	–	–	–	–
5,874	684	38,938	–	16,240	8,319	23,082	76,613

SEI Institutional Managed Trust / Annual Report / September 30, 2019	293

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2019

	Large Cap Fund	Large Cap Value Fund
Net Assets:
Paid-in capital – (unlimited authorization — no par value)	$ 1,689,341	$ 1,097,128
Total distributable earnings	601,278	247,386
Net Assets	$ 2,290,619	$ 1,344,514
Net Asset Value, Offering and Redemption Price Per Share – Class F	$13.94 ($ 2,158,883,254 ÷ 154,892,407 shares)	$ 23.25 ($1,190,699,983 ÷ 51,209,506 shares)
Net Asset Value, Offering and Redemption Price Per Share – Class I	N/A	$ 23.27 ($3,042,200 ÷ 130,729 shares)
Net Asset Value, Offering and Redemption Price Per Share – Class Y	$ 13.95 ($ 131,735,892 ÷ 9,446,721 shares)	$ 23.26 ($150,771,843 ÷ 6,483,361 shares)

N/A – Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

294	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Large Cap Growth Fund		Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/ Mid Cap Fund

$924,990		$429,038		$1,871,725		$298,442		$573,486		$309,090		$306,176		$599,909
549,075		26,619		2,119,415		533,826		13,902		11,528		22,386		269,900
$1,474,065		$455,657		$3,991,140		$832,268		$587,388		$320,618		$328,562		$869,809
$35.79		$10.54		$27.53		$69.00		$11.05		$20.60		$31.88		$21.04
($1,314,151,969	÷	($455,656,598	÷	($3,543,245,387	÷	($826,946,539	÷	($554,259,703	÷	($274,660,334	÷	($293,814,240	÷	($771,374,997	÷
36,716,034 shares	)	43,226,521 shares	)	128,716,480 shares	)	11,985,046 shares	)	50,164,388 shares	)	13,335,659 shares	)	9,217,583 shares	)	36,669,583 shares	)
$34.86		N/A		N/A		$69.39		N/A		$20.39		$30.29		N/A
($2,643,248	÷					($5,321,631	÷			($1,703,172	÷	($1,407,725	÷
75,828 shares	)					76,694 shares	)			83,546 shares	)	46,468 shares	)
$35.84		N/A		$27.54		N/A		$11.15		$20.61		$32.23		$21.06
($157,269,308	÷			($447,894,424	÷			($33,128,325	÷	($44,254,518	÷	($33,340,078	÷	($98,433,842	÷
4,388,535 shares	)			16,262,328 shares	)			2,969,896 shares	)	2,147,123 shares	)	1,034,315 shares	)	4,673,343 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	295

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2019

	Mid-Cap Fund	U.S. Managed Volatility Fund
Assets:
Investments, at value †	$102,430	$1,788,251
Affiliated investments, at value ††	3,143	44,041
Repurchase agreements†	–	–
Cash and cash equivalents	20	–
Due from Broker	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	–	1,027
Cash pledged as collateral on securities sold short	–	–
Foreign currency, at value †††	–	1,627
Receivable for fund shares sold	23	1,424
Dividends and interest receivable	177	4,395
Receivable for investment securities sold	–	420
Unrealized gain on forward foreign currency contracts	–	–
OTC Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Foreign tax reclaim receivable	–	11
Receivable for variation margin	–	120
Prepaid expenses	1	21
Total Assets	105,794	1,841,337
Liabilities:
Payable for fund shares redeemed	108	1,418
Administration fees payable	25	336
Shareholder servicing fees payable Class F	21	186
Shareholder servicing fees payable Class I	–	–
Payable upon return on securities loaned	–	–
Payable for investment securities purchased	–	617
Income distribution payable	–	–
Options written, at value †††††	–	–
Due to custodian	–	–
Payable for variation margin	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	35	587
Trustees fees payable	–	–
Chief Compliance Officer fees payable	–	1
Administration servicing fees payable Class I	–	–
Accrued expense payable	5	60
Total Liabilities	194	3,205
Net Assets	$105,600	$1,838,132
† Cost of investments and repurchase agreements	$95,187	$1,481,403
†† Cost of affiliated investments	3,143	44,041
††† Cost of foreign currency	–	1,614
†††† Cost (premiums received)	–	–
††††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	–

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

296	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Core Fixed Income Fund		High Yield Bond Fund	Conservative Income Fund

$ 1,253,422	$1,075,250	$361,183	$139,787	$4,376,121	*	$1,549,318	$200,059
15,286	18,322	9,481	1,838	200,543		90,039	46
–	–	–	–	30,000		–	52,184
4,770	27	2,174	–	–		55	–
–	–	–	–	1,378		1,105	–
–	–	–	–	5,586		1,131	–
532	239	349	–	4,353		–	–
–	–	–	–	–		–	–
1,073	628	1,101	–	741		–	–
610	339	229	28	2,632		798	157
3,309	1,839	1,429	553	20,529		23,078	344
106	161	–	127	248,925		12,365	–
2,256	–	–	–	2,716		–	–
–	–	–	–	739		–	–
–	–	–	–	2,223		–	–
3,057	9	1,479	–	661		51	–
47	28	19	–	596		–	–
17	14	5	2	50		20	3
1,284,485	1,096,856	377,449	142,335	4,897,793		1,677,960	252,793

1,137	3,082	2,261	317	3,348		1,173	291
309	251	130	35	545		243	21
222	205	68	21	763		293	19
–	–	–	–	1		2	–
–	–	–	–	91,029		1	–
103	370	63	–	595,575		32,891	–
–	–	–	–	801		790	103
–	–	–	–	1,216		–	–
–	–	–	–	130		–	46
6	–	13	–	424		46	–
117	–	–	–	3,150		–	–
584	392	116	65	684		552	12
–	–	–	–	1		–	–
1	1	–	–	2		1	–
–	–	–	–	1		2	–
65	36	20	5	223		92	10
2,544	4,337	2,671	443	697,893		36,086	502
$ 1,281,941	$1,092,519	$374,778	$141,892	$4,199,900		$1,641,874	$252,291
$ 1,080,243	$642,989	$323,437	$108,375	$4,286,991		$1,545,523	$252,182
15,286	18,322	9,481	1,838	200,536		90,039	46
1,077	633	1,105	–	769		–	–
–	–	–	–	5		–	–
–	–	–	–	807		–	–
–	–	–	–	88,813		–	–

SEI Institutional Managed Trust / Annual Report / September 30, 2019	297

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2019

	Mid-Cap Fund	U.S. Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$96,839	$ 1,484,724
Total distributable earnings/(loss)	8,761	353,408
Net Assets	$105,600	$1,838,132
Net Asset Value, Offering and Redemption Price Per Share — Class F	$24.94 ($102,279,727 ÷ 4,100,378 shares)	$17.78 ($914,611,634 ÷ 51,433,756 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$24.91 ($715,692 ÷ 28,736 shares)	$17.78 ($1,345,165 ÷ 75,666 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$24.96 ($2,604,511 ÷ 104,327 shares)	$17.79 ($922,174,928 ÷ 51,831,377 shares)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

298	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund

$1,056,935		$637,439		$355,351		$104,987		$4,090,591		$1,829,960		$252,247
225,006		455,080		19,427		36,905		109,309		(188,086)		44
$1,281,941		$1,092,519		$374,778		$141,892		$4,199,900		$1,641,874		$252,291
$11.46		$17.61		$10.77		$17.24		$11.65		$6.91		$10.00
($1,060,614,525	÷	($1,004,802,380	÷	($331,995,855	÷	($104,561,635	÷	($3,755,354,813	÷	($1,444,564,485	÷	($229,165,831	÷
92,559,510 shares	)	57,049,873 shares	)	30,823,649 shares	)	6,066,811 shares	)	322,297,866 share	s)	209,163,383 shares	)	22,912,853 shares	)
$11.19		N/A		N/A		$17.20		$11.64		$6.65		N/A
($1,066,514	÷					($419,821	÷	($5,084,543	÷	($11,926,464	÷
95,315 shares	)					24,403 shares	)	436,682 shares	)	1,792,738 shares	)
$11.49		$17.62		$10.79		$17.25		$11.66		$6.91		$10.00
($220,259,920	÷	($87,716,879	÷	($42,782,359	÷	($36,910,393	÷	($439,460,751	÷	($185,382,704	÷	($23,125,588	÷
19,166,457 shares	)	4,978,737 shares	)	3,965,249 shares	)	2,140,282 shares	)	37,704,839 shares	)	26,844,814 shares	)	2,312,090 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	299

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2019

Tax-Free Conservative Income Fund
Assets:
Investments, at value †	$ 180,137
Affiliated investments, at value ††	–
Cash and cash equivalents	51
Due from Broker	–
Cash pledged as collateral on swap contracts	–
Cash pledged as collateral on futures contracts	–
Cash pledged as collateral on forward foreign currency contracts	–
Cash pledged as collateral on options contracts	–
Cash pledged as collateral on securities sold short	–
Foreign currency, at value †††	–
Receivable for fund shares sold	153
Dividends and interest receivable	617
Receivable for investment securities sold	–
Unrealized gain on forward foreign currency contracts	–
Unrealized gain on foreign spot currency contracts	–
OTC Swap contracts, at value ††††	–
Options purchased, at value †††††	–
Swaptions purchased, at value ††††† †	–
Foreign tax reclaim receivable	–
Receivable for variation margin	–
Prepaid expenses	2
Total Assets	180,960
Liabilities:
Payable for fund shares redeemed	1,787
Income distribution payable	32
Administration fees payable	14
Shareholder servicing fees payable Class F	13
Payable for securities sold short@	–
Payable for investment securities purchased	–
OTC Swap contracts, at value ††††	–
Options written, at value †††††	–
Due to broker	–
Reverse repurchase agreements	–
Payable for variation margin	–
Unrealized loss on foreign currency spot contracts	–
Unrealized loss on forward foreign currency contracts	–
Investment advisory fees payable	9
Interest payable	–
Chief Compliance Officer fees payable	–
Unfunded commitments on loan participations	–
Accrued expense payable	10
Total Liabilities	1,865
Net Assets	$ 179,095
† Cost of investments and repurchase agreements	$ 180,133
†† Cost of affiliated investments	–
††† Cost of foreign currency	–
†††† Cost (premiums received)	–
††††† Cost (premiums received)	–
†††††† Cost (premiums received)	–
@Proceeds from securities sold short	–

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

300	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Real Return Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$ 250,838	$780,187	$303,881	$2,150,027	$943,929	$1,062,753	$672,297
892	–	153,543	–	–	–	–
–	8,437	42,984	581,149	18,161	117,567	47,434
–	–	456	1,713	–	–	–
–	–	11,719	52,612	14,793	599	1,905
–	372	98	113,746	3,689	8,441	8,716
–	–	1,710	–	–	–	6
–	–	–	–	32,840	–	–
–	–	14,160	–	–	–	–
–	–	2,166	9,978	1,854	27	1,363
116	623	296	1,888	543	605	423
266	801	1,320	2,126	8,898	2,240	447
–	–	11,251	100	48,341	6,024	1,047
–	7,020	169	11,798	1,608	313	1,551
–	–	2	–	3	–	1
–	–	690	1,593	17	157	–
–	–	585	–	676	410	148
–	2,093	2	–	–	–	4
–	–	65	249	99	58	–
–	43	9	6,738	331	1,065	498
3	11	6	35	12	13	9
252,115	799,587	545,112	2,933,752	1,075,794	1,200,272	735,849

289	505	415	2,568	727	548	646
–	–	–	–	412	–	–
38	181	66	594	169	195	78
19	149	96	552	67	165	56
–	–	45,858	–	–	109,617	–
–	–	16,061	28,564	93,373	6,383	901
–	–	40	228	31	2,515	–
–	–	194	–	1,341	483	21
–	–	–	3,743	–	468	–
–	–	–	–	–	221,962	–
–	–	15	11,759	264	2,280	230
–	–	–	–	–	4	4
–	2,274	110	3,684	951	386	961
27	122	278	1,529	337	234	217
–	–	–	–	–	4	–
–	–	–	2	1	–	–
–	–	–	–	210	–	–
7	21	29	91	79	720	25
380	3,252	63,162	53,314	97,962	345,964	3,139
$251,735	$796,335	$481,950	$2,880,438	$977,832	$854,308	$732,710
$250,936	$537,679	$299,564	$2,096,572	$908,631	$1,025,071	$668,205
892	–	153,543	–	–	–	–
–	–	2,215	11,246	1,909	27	1,379
–	–	582	–	5	(1,331)	–
–	–	504	–	(2,059)	55	(10)
–	2,357	19	–	–	–	94
–	–	(44,697)	–	–	(98,286)	–

SEI Institutional Managed Trust / Annual Report / September 30, 2019	301

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2019

Tax-Free Conservative Income Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$ 179,104
Total distributable earnings/(loss)	(9)
Net Assets	$ 179,095
Net Asset Value, Offering and Redemption Price Per Share — Class F	$ 10.00
($162,368,251 ÷
	16,238,043 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$ 10.00
($16,726,734 ÷
	1,672,688 shares	)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

302	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Real Return Fund	Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund

$ 257,614	$577,131		$497,042		$2,739,205		$938,708		$997,478		$709,881
(5,879)	219,204		(15,092)		141,233		39,124		(143,170)		22,829
$ 251,735	$796,335		$481,950		$2,880,438		$977,832		$854,308		$732,710
$ 9.96	$13.23		$9.61		$10.63		$11.07		$8.28		$10.39
($227,412,560 ÷	($725,857,090 ÷		($472,128,592 ÷		($2,659,784,892 ÷		($816,056,285 ÷		($798,451,010 ÷		($684,753,215 ÷
22,822,277 shares)	54,859,062 shares	)	49,138,503 shares	)	250,284,203 shares	)	73,722,730 shares	)	96,413,424 shares	)	65,930,407 shares	)
$ 10.00	$13.26		$9.61		$10.70		$11.07		$8.29		$10.41
($24,322,130 ÷	($70,477,460 ÷		($9,821,244 ÷		($220,653,588 ÷		($161,775,625 ÷		($55,856,511 ÷		($47,957,141 ÷
2,431,958 shares)	5,315,298 shares	)	1,021,561 shares	)	20,626,278 shares	)	14,615,456 shares	)	6,734,909 shares	)	4,608,376 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	303

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2019

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$52,140	$40,367	$17,508
Income from affiliated investments(1)	849	646	596
Interest income	11	6	4
Security lending income - net(1) (2)	139	102	196
Less: foreign taxes withheld	(256)	(320)	(15)
Total Investment Income	52,883	40,801	18,289
Expenses:
Investment advisory fees	9,109	4,670	5,846
Administration fees	6,479	4,003	4,381
Shareholder servicing fees Class F	5,511	2,969	3,282
Shareholder servicing fees Class I	–	9	8
Trustees’ fees	44	25	27
Chief compliance officer fees	12	7	7
Administration servicing fees Class I	–	9	8
Printing fees	326	186	202
Custodian/Wire agent fees	126	74	80
Professional fees	121	68	77
Registration fees	91	51	54
Pricing fees	54	32	33
Other expenses	41	23	26
Total Expenses	21,914	12,126	14,031
Less:
Waiver of investment advisory fees	(663)	(331)	(1,087)
Waiver of shareholder servicing fees Class F	(44)	(24)	(26)
Waiver of shareholder servicing fees Class I	–	(1)	(1)
Waiver of administration fees	(704)	(219)	(238)
Net Expenses	20,503	11,551	12,679
Net Investment Income (Loss)	32,380	29,250	5,610
Net Realized Gain (Loss) on:
Investments	144,869	23,258	84,834
Affiliated investments	24	3	14
Futures contracts	3,559	1,225	647
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(163,188)	(69,290)	(59,518)
Affiliated investments	4	–	2
Futures contracts	(39)	(35)	(102)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,609	$(15,589)	$31,487

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

304	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$6,337	$80,832	$17,494	$7,244	$7,493	$2,255	$13,604
169	820	213	260	229	178	435
2	10	15	1	–	–	–
10	158	19	268	152	209	361
(1)	(608)	–	(17)	(1)	(6)	(14)
6,517	81,212	17,741	7,756	7,873	2,636	14,386

158	15,533	248	4,022	2,097	2,204	5,658
948	8,710	1,817	1,857	968	1,017	2,612
790	8,687	2,051	1,462	698	761	1,947
–	–	14	–	5	4	–
6	73	15	12	6	6	16
2	14	4	3	2	2	4
–	–	14	–	5	4	–
41	538	114	87	45	47	121
19	210	41	34	17	19	47
19	204	43	32	16	17	45
2	141	31	24	13	13	29
14	87	18	18	10	12	24
49	67	106	11	6	7	16
2,048	34,264	4,516	7,562	3,888	4,113	10,519

(95)	–	(83)	(472)	(255)	(372)	(676)
(474)	(70)	(1,641)	(12)	(6)	(6)	(234)
–	–	(3)	–	(1)	–	–
(683)	(580)	(686)	(97)	(43)	(44)	(132)
796	33,614	2,103	6,981	3,583	3,691	9,477
5,721	47,598	15,638	775	4,290	(1,055)	4,909

(1,158)	293,019	24,810	(22,788)	(7,948)	9,791	23,444
–	10	1	12	23	5	54
550	2,588	(105)	(34)	(128)	(557)	(219)
14,113	(295,791)	(14,429)	(56,480)	(33,145)	(67,318)	(114,000)
2	3	–	4	6	2	14
(177)	–	(181)	–	(96)	(47)	–
–	(3)	–	–	–	–	–
$19,051	$47,424	$25,734	$(78,511)	$(36,998)	$(59,179)	$(85,798)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	305

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2019

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$1,983	$47,475	$36,771
Income from affiliated investments(1)	80	780	302
Interest income	–	4	409
Security lending income - net(1) (2)	4	–	–
Less: foreign taxes withheld	–	(324)	(2,279)
Total Investment Income	2,067	47,935	35,203
Expenses:
Investment advisory fees	442	11,041	8,417
Administration fees	332	5,003	3,885
Shareholder servicing fees Class F	268	2,219	2,710
Shareholder servicing fees Class I	2	3	3
Trustees’ fees	2	32	24
Administration servicing fees Class I	2	3	3
Chief compliance officer fees	1	8	6
Printing fees	16	229	181
Professional fees	6	91	67
Custodian/Wire agent fees	6	94	114
Registration fees	4	58	50
Pricing fees	4	39	45
Other expenses	3	28	26
Total Expenses	1,088	18,848	15,531
Less:
Waiver of investment advisory fees	–	(4,440)	(1,410)
Waiver of shareholder servicing fees Class F	(2)	(18)	(22)
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	(3)	(697)	(222)
Fees paid indirectly	–	–	–
Net Expenses	1,083	13,693	13,877
Net Investment Income	984	34,242	21,326
Net Realized Gain (Loss) on:
Investments	1,599	51,513	43,955
Affiliated investments	–	–	–
Futures contracts	(177)	1,485	213
Foreign currency translation	–	14	(223)
Forward foreign currency contracts	–	–	15,929
Purchased and written options	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,139)	55,555	(25,934)
Affiliated investments	–	–	–
Futures contracts	14	(285)	(56)
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	12	(134)
Forward foreign currency contracts	–	–	(819)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,719)	$142,536	$54,257

(1)	See Note 6 in Notes to Financial Statements.

(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

306	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Core Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund	Tax-Free Conservative Income Fund

$27,669	$14,327	$3,396	$40	$1,083	$–	$–
505	227	52	1,976	1,532	2	–
5	38	–	136,053	101,936	6,768	2,960
–	–	1	220	–	–	–
(188)	(1,283)	–	–	–	–	–
27,991	13,309	3,449	138,289	104,551	6,770	2,960

6,868	2,353	860	11,048	7,760	262	178
3,170	1,629	397	6,444	3,162	523	357
2,437	817	241	9,000	3,511	591	400
–	–	1	13	34	–	–
20	7	2	76	30	5	3
–	–	1	13	34	–	–
5	2	1	20	8	1	1
147	50	18	558	221	37	25
55	18	7	209	82	13	9
58	64	7	250	88	15	10
39	13	5	157	58	8	7
25	27	3	520	179	13	14
18	7	2	73	29	4	3
12,842	4,987	1,545	28,381	15,196	1,472	1,007

(2,268)	(994)	(111)	(2,733)	(1,225)	(107)	(73)
(19)	(7)	(2)	(72)	(28)	(355)	(240)
–	–	–	(2)	(4)	–	–
(173)	(49)	–	–	(142)	(247)	(174)
–	–	(10)	–	–	–	–
10,382	3,937	1,422	25,574	13,797	763	520
17,609	9,372	2,027	112,715	90,754	6,007	2,440

22,012	(14,794)	6,143	88,054	(25,870)	3	(15)
–	–	–	61	–	–	–
(513)	637	–	18,730	–	–	–
12	(168)	–	89	(19)	–	–
–	–	–	1,712	–	–	–
–	–	–	5,455	–	–	–
–	–	–	(362)	(685)	–	–

32,975	(5,481)	13,728	182,391	596	52	9
–	–	–	21	–	–	–
(77)	(50)	–	2,905	–	–	–
–	–	–	406	–	–	–
–	–	–	(18)	–	–	–
–	–	–	(11,054)	72	–	–
(1)	(53)	–	(133)	4	–	–
(7)	–	–	330	–	–	–
$72,010	$(10,537)	$21,898	$401,302	$64,852	$6,062	$2,434

SEI Institutional Managed Trust / Annual Report / September 30, 2019	307

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2019

	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$–	$ 16,698
Income from affiliated investments(1)	25	–
Interest income	5,088	–
Less: foreign taxes withheld	–	(179)
Total Investment Income	5,113	16,519
Expenses:
Shareholder servicing fees Class F	575	1,813
Investment advisory fees	548	4,778
Administration fees	498	2,389
Trustees’ fees	5	15
Chief compliance officer fees	1	4
Printing fees	35	111
Custodian/Wire agent fees	14	18
Professional fees	13	45
Registration fees	9	28
Pricing fees	6	20
Dividend expense on securities sold short	–	–
Interest expense	–	16
Other expenses	4	17
Total Expenses	1,708	9,254
Less:
Waiver of investment advisory fees	(226)	(3,301)
Waiver of shareholder servicing fees Class F	(345)	–
Waiver of administration fees	(30)	(127)
Net Expenses	1,107	5,826
Net Investment Income	4,006	10,693
Net Realized Gain (Loss) on:
Investments	(963)	13,696
Securities sold short	–	–
Affiliated investments	–	–
Futures contracts	–	(12,359)
Foreign currency translation	–	133
Forward foreign currency contracts	–	4,642
Purchased and written options	–	(469)
Purchased and written swaptions	–	–
Swap contracts	–	(7,242)
Capital gains on Investments	–	–
Capital gains on Affiliated Investments	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,672	(4,109)
Securities sold short	–	–
Affiliated investments	–	–
Futures contracts	–	(104)
Purchased and written options	–	–
Purchased and written swaptions	–	2
Swap contracts	–	1,251
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–
Forward foreign currency contracts	–	7,672
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,715	$ 13,806

(1)	See Note 6 in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

308	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$4,397	$7,151	$2,269	$4,623	$752
3,014	–	–	–	–
5,539	47,342	45,137	23,022	14,158
(49)	(360)	(208)	–	–
12,901	54,133	47,198	27,645	14,910

1,189	6,428	1,978	2,023	1,680
7,259	20,938	5,721	4,790	2,877
1,452	7,306	2,861	2,612	2,157
9	52	18	16	13
2	14	5	4	4
68	387	133	122	100
26	97	24	27	26
24	150	49	48	37
18	100	35	33	26
60	114	175	73	27
1,383	–	–	415	–
–	–	–	4,949	–
11	55	24	18	15
11,501	35,641	11,023	15,130	6,962

(3,853)	(3,092)	(1,728)	(1,906)	(294)
(10)	–	(1,187)	–	(1,008)
(711)	(385)	(623)	(160)	(1,234)
6,927	32,164	7,485	13,064	4,426
5,974	21,969	39,713	14,581	10,484

(8,425)	8,053	1,002	(2,507)	5,233
(3,750)	–	21	(11,658)	19
(207)	–	–	–	–
(71)	234,289	15,558	(22,179)	7,033
(733)	(3,420)	(589)	255	1,013
(588)	42,500	2,825	(283)	(1,331)
(1,003)	–	(5,864)	(402)	(53)
–	–	–	–	(1,219)
116	16,727	2,440	(3,711)	2,896
1,408	–	–	–	–
860	–	–	–	–
5,392	11,540	20,331	15,253	5,498
251	–	–	7,452	–
(886)	–	–	–	–
12	(21,539)	365	2,583	(1,333)
67	–	1,570	(37)	226
(17)	–	–	–	(91)
(235)	1,924	(2,997)	(4,630)	912
(49)	52	(48)	(10)	(7)
292	2,493	474	(397)	(1,739)
$(1,592)	$314,588	$74,801	$(5,690)	$27,541

SEI Institutional Managed Trust / Annual Report / September 30, 2019	309

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$ 32,380	$ 23,108	$ 29,250	$ 21,729	$ 5,610	$ 2,819
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	148,452	278,175	24,486	119,971	85,495	182,320
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(163,223)	109,625	(69,325)	14,060	(59,618)	153,660
Net change in unrealized depreciation on foreign currency transactions	—	—	—	—	—	—
Contribution from Adviser	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	17,609	410,908	(15,589)	155,760	31,487	338,799
Distributions:(4)
Class E:	N/A	N/A	N/A	N/A	N/A	N/A
Class F:	(295,855)	(176,200)	(125,494)	(63,896)	(159,034)	(112,009)
Class I:	N/A	N/A	(416)	(219)	(409)	(287)
Class Y:	(16,757)	(10,974)	(14,445)	(6,783)	(16,121)	(10,493)
Total Distributions	(312,612)	(187,174)	(140,355)	(70,898)	(175,564)	(122,789)
Capital Share Transactions:(5)
Class E:
Proceeds from shares issued	N/A	N/A	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A	N/A	N/A
Net decrease from Class E transactions	N/A	N/A	N/A	N/A	N/A	N/A
Class F:
Proceeds from shares issued	309,655	449,118	179,691	129,136	201,096	152,640
Reinvestment of dividends & distributions	275,753	164,122	117,869	60,494	149,836	106,403
Cost of shares redeemed	(585,006)	(747,347)	(251,243)	(241,686)	(320,107)	(403,231)
Net increase (decrease) from Class F transactions	402	(134,107)	46,317	(52,056)	30,825	(144,188)
Class I:
Proceeds from shares issued	N/A	N/A	474	385	251	564
Reinvestment of dividends & distributions	N/A	N/A	352	180	328	219
Cost of shares redeemed	N/A	N/A	(1,713)	(1,066)	(1,440)	(1,032)
Net decrease from Class I transactions	N/A	N/A	(887)	(501)	(861)	(249)
Class Y:
Proceeds from shares issued	34,843	12,129	32,803	22,865	32,757	14,638
Reinvestment of dividends & distributions	16,435	10,806	13,345	6,173	14,845	9,449
Cost of shares redeemed	(42,514)	(54,616)	(22,818)	(15,743)	(18,760)	(27,250)
Net increase (decrease) from Class Y transactions	8,764	(31,681)	23,330	13,295	28,842	(3,163)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	9,166	(165,788)	68,760	(39,262)	58,806	(147,600)
Net Increase (Decrease) in Net Assets	(285,837)	57,946	(87,184)	45,600	(85,271)	68,410
Net Assets
Beginning of year	2,576,456	2,518,510	1,431,698	1,386,098	1,559,336	1,490,926
End of year(6)	$2,290,619	$2,576,456	$1,344,514	$1,431,698	$1,474,065	$1,559,336

(1)	Commenced operations on January 31, 2018.

(2)	On April 20, 2018, the Class Y Shares and Class E Shares were converted to Class F Shares. The performance and financial history shown of the class is solely that of the Class F Shares.

(3)	See Note 6 in Notes to Financial Statements.

(4)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 15).

(5)	See Note 7 in Notes to Financial Statements for additional information.

(6)

Includes undistributed (distributed in excess) net investment income of $6,434, $10,637, $2,666, $858, $10,664, $3,360 and $(17), as of year ended September 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

310	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund(2)		Small Cap Fund
2019	01/31/18 - 09/30/18(1)(3)	2019	2018	2019	2018	2019	2018

$ 5,721	$2,076	$47,598	$34,278	$15,638	$15,273	$775	$ (1,094)

(608)	3	295,617	30,493	24,706	19,921	(22,810)	81,651

13,938	11,821	(295,788)	556,043	(14,610)	100,560	(56,476)	18,310
—	—	(3)	(4)	—	—	—	—
—	330	—	—	—	—	—	—
19,051	14,230	47,424	620,810	25,734	135,754	(78,511)	98,867

N/A	N/A	N/A	N/A	N/A	(7,136)	N/A	N/A
(5,451)	(1,229)	(64,986)	(69,782)	(31,490)	(13,833)	(74,808)	(41,012)
N/A	N/A	N/A	N/A	(192)	(145)	N/A	N/A
N/A	N/A	(8,049)	(7,383)	N/A	(1,020)	(4,030)	(2,581)
(5,451)	(1,229)	(73,035)	(77,165)	(31,682)	(22,134)	(78,838)	(43,593)

N/A	N/A	N/A	N/A	N/A	22,021	N/A	N/A
N/A	N/A	N/A	N/A	N/A	6,600	N/A	N/A
N/A	N/A	N/A	N/A	N/A	(367,721)	N/A	N/A
N/A	N/A	N/A	N/A	N/A	(339,100)	N/A	N/A

268,892	244,620	342,200	453,442	135,414	542,277	98,992	131,930
5,298	1,199	58,238	62,980	28,773	12,678	70,168	38,243
(66,004)	(24,949)	(599,967)	(624,582)	(236,134)	(162,467)	(155,413)	(120,361)
208,186	220,870	(199,529)	(108,160)	(71,947)	392,488	13,747	49,812

N/A	N/A	N/A	N/A	1,344	950	N/A	N/A
N/A	N/A	N/A	N/A	141	104	N/A	N/A
N/A	N/A	N/A	N/A	(2,513)	(1,848)	N/A	N/A
N/A	N/A	N/A	N/A	(1,028)	(794)	N/A	N/A

N/A	N/A	117,948	49,579	N/A	7,953	10,596	3,674
N/A	N/A	7,424	6,905	N/A	960	3,920	2,529
N/A	N/A	(54,771)	(49,662)	N/A	(53,919)	(10,349)	(11,956)
N/A	N/A	70,601	6,822	N/A	(45,006)	4,167	(5,753)
208,186	220,870	(128,928)	(101,338)	(72,975)	7,588	17,914	44,059
221,786	233,871	(154,539)	442,307	(78,923)	121,208	(139,435)	99,333

233,871	—	4,145,679	3,703,372	911,191	789,983	726,823	627,490
$ 455,657	$233,871	$3,991,140	$4,145,679	$832,268	$911,191	$587,388	$726,823

SEI Institutional Managed Trust / Annual Report / September 30, 2019	311

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income (loss)	$ 4,290	$ 2,744	$ (1,055)	$ (1,884)	$ 4,909	$ 796
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(8,053)	31,935	9,239	48,827	23,279	66,732
Net realized gain (loss) on foreign currency transactions	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(33,235)	(9,978)	(67,363)	37,473	(113,986)	65,412
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(36,998)	24,701	(59,179)	84,416	(85,798)	132,940
Distributions:(1)
Class F:	(29,995)	(29,546)	(41,646)	(1,080)	(63,835)	(15,168)
Class I:	(212)	(211)	(251)	(7)	N/A	N/A
Class Y:	(4,029)	(3,431)	(3,853)	(99)	(6,755)	(1,561)
Total Distributions	(34,236)	(33,188)	(45,750)	(1,186)	(70,590)	(16,729)
Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	54,837	72,641	55,306	65,273	102,250	135,831
Reinvestment of dividends & distributions	27,807	27,593	38,613	1,006	56,476	13,460
Cost of shares redeemed	(81,438)	(105,499)	(90,200)	(68,743)	(151,575)	(130,259)
Net increase (decrease) from Class F transactions	1,206	(5,265)	3,719	(2,464)	7,151	19,032
Class I:
Proceeds from shares issued	259	232	233	278	N/A	N/A
Reinvestment of dividends & distributions	193	189	222	6	N/A	N/A
Cost of shares redeemed	(671)	(470)	(638)	(668)	N/A	N/A
Net increase (decrease) from Class I transactions	(219)	(49)	(183)	(384)	N/A	N/A
Class Y:
Proceeds from shares issued	11,726	4,571	7,975	2,725	28,800	12,545
Reinvestment of dividends & distributions	3,600	3,042	3,500	90	6,186	1,445
Cost of shares redeemed	(4,597)	(2,681)	(3,780)	(4,221)	(12,313)	(10,492)
Net increase (decrease) from Class Y transactions	10,729	4,932	7,695	(1,406)	22,673	3,498
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	11,716	(382)	11,231	(4,254)	29,824	22,530
Net Increase (Decrease) in Net Assets	(59,518)	(8,869)	(93,698)	78,976	(126,564)	138,741
Net Assets
Beginning of year	380,136	389,005	422,260	343,284	996,373	857,632
End of year(3)	$ 320,618	$ 380,136	$ 328,562	$ 422,260	$ 869,809	$ 996,373

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 15).

(2)	See Note 7 in Notes to Financial Statements for additional information.

(3)

Includes undistributed (distributed in excess) net investment income of $1,134, $(253), $11, $218, $5,747, $13,478, $3,420 and $6,114, as of year ended September 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

312	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund
2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

$984	$837	$34,242	$25,581	$21,326	$21,910	$17,609	$14,509	$9,372	$8,377

1,422	13,085	52,998	159,804	60,097	86,236	21,499	32,271	(14,157)	(3,504)
—	—	14	(16)	(223)	14,114	12	—	(168)	(172)

(8,125)	1,363	55,270	(5,759)	(26,809)	(8,380)	32,891	79,784	(5,531)	(1,624)

—	—	12	(22)	(134)	516	(1)	5	(53)	(23)
(5,719)	15,285	142,536	179,588	54,257	114,396	72,010	126,569	(10,537)	3,054

(12,623)	(9,154)	(105,056)	(87,983)	(101,358)	(86,097)	(44,612)	(40,751)	(8,199)	(8,730)
(87)	(65)	(135)	(121)	(108)	(107)	N/A	N/A	N/A	N/A
(311)	(195)	(81,972)	(71,712)	(20,528)	(16,212)	(3,717)	(2,734)	(723)	(411)
(13,021)	(9,414)	(187,163)	(159,816)	(121,994)	(102,416)	(48,329)	(43,485)	(8,922)	(9,141)

24,664	31,606	183,689	158,429	211,241	243,616	158,385	173,645	88,055	115,712
10,607	7,540	92,447	77,226	89,285	74,964	38,922	35,535	7,132	7,506
(46,408)	(25,654)	(258,088)	(316,096)	(368,666)	(386,385)	(244,162)	(250,349)	(99,655)	(98,753)
(11,137)	13,492	18,048	(80,441)	(68,140)	(67,805)	(46,855)	(41,169)	(4,468)	24,465

68	156	99	100	52	247	N/A	N/A	N/A	N/A
87	65	136	121	107	107	N/A	N/A	N/A	N/A
(145)	(293)	(37)	(486)	(262)	(702)	N/A	N/A	N/A	N/A
10	(72)	198	(265)	(103)	(348)	N/A	N/A	N/A	N/A

820	871	345,664	554,095	58,645	78,885	26,597	21,788	25,853	13,354
303	192	79,025	70,883	19,814	15,054	3,186	2,306	656	359
(1,079)	(485)	(177,991)	(527,771)	(79,807)	(76,223)	(23,512)	(12,402)	(8,693)	(1,204)
44	578	246,698	97,207	(1,348)	17,716	6,271	11,692	17,816	12,509
(11,083)	13,998	264,944	16,501	(69,591)	(50,437)	(40,584)	(29,477)	13,348	36,974
(29,823)	19,869	220,317	36,273	(137,328)	(38,457)	(16,903)	53,607	(6,111)	30,887

135,423	115,554	1,617,815	1,581,542	1,419,269	1,457,726	1,109,422	1,055,815	380,889	350,002
$105,600	$135,423	$1,838,132	$1,617,815	$1,281,941	$1,419,269	$1,092,519	$1,109,422	$374,778	$380,889

SEI Institutional Managed Trust / Annual Report / September 30, 2019	313

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$2,027	$1,955	$112,715	$60,725	$90,754	$88,581
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	6,143	20,291	113,650	(34,309)	(26,555)	4,702
Net realized gain (loss) on foreign currency transactions	—	—	89	(583)	(19)	2
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	13,728	(14,490)	174,981	(66,691)	668	(29,455)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	(133)	(976)	4	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,898	7,756	401,302	(41,834)	64,852	63,829
Distributions:(1)
Class F:	(7,988)	(12,172)	(105,441)	(54,886)	(101,351)	(96,089)
Class I:	(38)	(51)	(140)	(137)	(947)	(44)
Class Y:	(3,036)	(4,245)	(13,099)	(7,524)	(12,864)	(12,215)
Total Distributions	(11,062)	(16,468)	(118,680)	(62,547)	(115,162)	(108,348)
Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	18,959	25,277	645,579	469,326	382,850	375,071
Reinvestment of dividends & distributions	7,205	11,029	96,013	50,429	91,087	86,971
Cost of shares redeemed	(24,304)	(73,135)	(839,862)	(388,007)	(469,186)	(407,553)
Merger(3)	—	—	—	1,706,576	—	—
Net increase (decrease) from Class F transactions	1,860	(36,829)	(98,270)	1,838,324	4,751	54,489
Class I:
Proceeds from shares issued	15	22	2,911	4,709	39,520	69
Reinvestment of dividends & distributions	38	51	90	79	34	42
Cost of shares redeemed	(119)	(119)	(4,494)	(4,249)	(27,621)	(688)
Net increase (decrease) from Class I transactions	(66)	(46)	(1,493)	539	11,933	(577)
Class Y:
Proceeds from shares issued	3,410	4,800	93,300	73,389	38,845	26,549
Reinvestment of dividends & distributions	2,928	4,089	12,493	7,067	12,435	11,818
Cost of shares redeemed	(8,443)	(7,233)	(88,723)	(48,320)	(38,405)	(42,849)
Merger(3)	—	—	—	146,687	—	—
Net increase (decrease) from Class Y transactions	(2,105)	1,656	17,070	178,823	12,875	(4,482)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(311)	(35,219)	(82,693)	2,017,686	29,559	49,430
Net Increase (Decrease) in Net Assets	10,525	(43,931)	199,929	1,913,305	(20,751)	4,911
Net Assets
Beginning of year	131,367	175,298	3,999,971	2,086,666	1,662,625	1,657,714
End of year(4)	$141,892	$131,367	$4,199,900	$3,999,971	$1,641,874	$1,662,625

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 15).

(2)	See Note 7 in Notes to Financial Statements for additional information.

(3)	See Note 13 in Notes to Financial Statements for additional information.

(4)

Includes undistributed (distributed in excess) net investment income of $(696), $(3,824), $16,200, $1, $1,$2,869 and $8,131 as of year ended September 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

314	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Conservative Income Fund		Tax-Free Conservative Income Fund		Real Return Fund		Dynamic Asset Allocation Fund
2019	2018	2019	2018	2019	2018	2019	2018

$6,007	$3,623	$2,440	$1,666	$4,006	$6,644	$10,693	$11,087

3	1	(15)	6	(963)	(1,192)	(1,732)	(29,497)
—	—	—	—	—	—	133	(3,136)

52	(24)	9	1	4,672	(4,716)	4,712	109,935

—	—	—	—	—	—	—	(1,774)
6,062	3,600	2,434	1,673	7,715	736	13,806	86,615

(5,429)	(3,261)	(2,180)	(1,598)	(5,929)	(3,522)	(13,354)	(11,364)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(600)	(364)	(265)	(62)	(498)	(247)	(1,480)	(1,475)
(6,029)	(3,625)	(2,445)	(1,660)	(6,427)	(3,769)	(14,834)	(12,839)

206,921	111,401	60,601	63,554	49,003	50,004	111,407	180,178
3,877	2,270	1,729	1,235	4,848	2,882	12,489	10,569
(191,485)	(94,266)	(62,291)	(65,682)	(66,483)	(63,482)	(196,738)	(154,254)
—	—	—	—	—	—	—	—
19,313	19,405	39	(893)	(12,632)	(10,596)	(72,842)	36,493

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

12,925	26,030	24,766	11,647	12,434	2,483	14,041	24,348
572	353	263	59	483	242	1,468	1,465
(17,872)	(18,867)	(19,426)	(4,363)	(5,418)	(4,054)	(23,620)	(27,388)
—	—	—	—	—	—	—	—
(4,375)	7,516	5,603	7,343	7,499	(1,329)	(8,111)	(1,575)
14,938	26,921	5,642	6,450	(5,133)	(11,925)	(80,953)	34,918
14,971	26,896	5,631	6,463	(3,845)	(14,958)	(81,981)	108,694

237,320	210,424	173,464	167,001	255,580	270,538	878,316	769,622
$252,291	$237,320	$179,095	$173,464	$251,735	$255,580	$796,335	$878,316

SEI Institutional Managed Trust / Annual Report / September 30, 2019	315

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$5,974	$3,719	$21,969	$18,021	$39,713	$37,225
Net realized gain (loss) from investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	(13,928)	13,086	301,569	91,889	15,982	(21,869)
Net realized gain (loss) on foreign currency transactions	(733)	561	(3,420)	(6,991)	(589)	405
Capital gain distribution from investment	1,408	—	—	—	—	—
Capital gain distribution from affiliated investment	860	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, forward foreign currency contracts, options, swaptions and swap contracts	4,876	(6,176)	(5,582)	(33,623)	19,743	(603)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(49)	(447)	52	9,479	(48)	207
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,592)	10,743	314,588	78,775	74,801	15,365
Distributions:(1)
Class F:	(22,445)	(11,092)	(77,746)	(123,715)	(29,533)	(30,960)
Class Y:	(259)	(121)	(6,828)	(11,492)	(6,182)	(6,868)
Return of Capital:
Class F	—	—	—	—	—	(1,710)
Class Y	—	—	—	—	—	(385)
Total Distributions	(22,704)	(11,213)	(84,574)	(135,207)	(35,715)	(39,923)

Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	79,490	96,356	361,262	568,202	148,293	215,339
Reinvestment of dividends & distributions	20,412	10,009	71,475	112,874	25,251	27,889
Cost of shares redeemed	(113,170)	(104,381)	(639,447)	(442,055)	(205,060)	(221,840)
Net increase (decrease) from Class F transactions	(13,268)	1,984	(206,710)	239,021	(31,516)	21,388
Class Y:
Proceeds from shares issued	6,056	1,914	37,011	20,748	26,223	39,982
Reinvestment of dividends & distributions	248	116	6,790	11,436	6,071	7,110
Cost of shares redeemed	(2,300)	(921)	(70,103)	(37,753)	(52,483)	(34,218)
Net increase (decrease) from Class Y transactions	4,004	1,109	(26,302)	(5,569)	(20,189)	12,874
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(9,264)	3,093	(233,012)	233,452	(51,705)	34,262
Net Increase (Decrease) in Net Assets	(33,560)	2,623	(2,998)	177,020	(12,619)	9,704
Net Assets
Beginning of year	515,510	512,887	2,883,436	2,706,416	990,451	980,747

End of year(3)	$481,950	$515,510	$2,880,438	$2,883,436	$977,832	$990,451

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 15).

(2)	See Note 7 in Notes to Financial Statements for additional information.

(3)

Includes undistributed (distributed in excess) net investment income of $3,841, $(31,478), $(2,511), $2,525, $507 and $122, as of year ended September 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

316	SEI Institutional Managed Trust / Annual Report / September 30, 2019

		Multi-Asset Inflation Managed Fund				Multi-Asset Capital Stability Fund
	2019		2018		2019		2018

$ 14,581		$ 17,829		$ 10,484		$ 6,604

(40,740)		(8,677)		12,578		3,462
255		294		1,013		1,483
—		—		—		—
—		—		—		—

20,224		(37)		3,473		5,096

(10)		299		(7)		(3,654)
(5,690)		9,708		27,541		12,991

(14,874)		(11,555)		(3,555)		(25,696)
(1,199)		(1,099)		(268)		(1,843)

—		—		—		—
—		—		—		—
(16,073)		(12,654)		(3,823)		(27,539)

132,517		195,293		155,874		162,884
13,675		10,530		2,824		20,037
(187,767)		(163,885)		(178,960)		(180,605)
(41,575)		41,938		(20,262)		2,316

12,906		5,855		10,967		4,907
1,168		1,071		267		1,839
(20,431)		(11,612)		(9,643)		(11,444)
(6,357)		(4,686)		1,591		(4,698)
(47,932)		37,252		(18,671)		(2,382)
(69,695)		34,306		5,047		(16,930)

924,003		889,697		727,663		744,593
$ 854,308		$ 924,003		$ 732,710		$ 727,663

SEI Institutional Managed Trust / Annual Report / September 30, 2019	317

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended September 30, 2019

Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:
Net decrease in net assets from operations	$(5,690)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(590,220)
Proceeds from disposition of investment securities	629,692
Proceeds from securities sold short	40,481
Purchases to cover securities sold short	(52,147)
Purchased options/purchases to cover written options	(308)
Amortization (accretion of market discount)	(9,163)
Net Realized (Gain)/Loss on:
Investments, options contracts and securities sold short	14,567
Net Change in Unrealized (Appreciation)/Depreciation on:
Investments, options contracts and securities sold short	(22,668)
Changes in Assets:
Cash collateral on swaps	(116)
Cash collateral on futures	(332)
Receivable for investment securities sold	(5,273)
Dividends and interest receivable	(168)
Receivable for variation margin	683
Foreign tax reclaim receivable	(34)
OTC swap contracts, at value	127
Unrealized gain on forward foreign currency contracts	256
Unrealized gain of foreign spot currency contracts	8
Due from broker	292
Foreign currency, at value	—
Prepaid expenses	6
Changes in Liabilities:
Payable for investment securities purchased	5,669
OTC swap contracts, at value	520
Payable for variation margin	1,290
Investment advisory fees payable	(9)
Due to broker	468
Interest payable	(738)
Chief Compliance Officer fees payable	(1)
Trustees fees payable	(1)
Shareholder servicing fees payable, Class F	(11)
Administration fees payable	(17)
Unrealized loss on forward foreign currency contracts	141
Unrealized loss on foreign currency spot contracts	3
Accrued expenses payable	682
Net cash provided by operating activities	7,989
Cash Flows used in Financing Activities
Reverse repurchase agreements	33,150
Dividends and distributions	(16,073)
Proceeds from shares issued	145,404
Reinvestment of dividends and distributions	14,843
Cost of shares redeemed	(208,577)
Net cash used in financing activities	(31,253)
Net Change in Cash	(22,554)
Cash and cash equivalents at beginning of year	$140,831
Cash and cash equivalents at end of year	$117,567
Supplemental Disclosure of Cash Flow Information

Interest paid	$5,687
The accompanying notes are an integral part of the financial statements.

318	SEI Institutional Managed Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class F
2019	$15.92	$0.19	$(0.22)	$(0.03)	$(0.18)	$(1.77)	$(1.95)	$13.94	1.17%	$2,158,883	0.89%		0.89%		0.95%		1.37%	72%
2018	14.65	0.13	2.22	2.35	(0.12)	(0.96)	(1.08)	15.92	16.80	2,439,320	0.89		0.89		0.94		0.87	80
2017	12.54	0.12	2.11	2.23	(0.12)	—	(0.12)	14.65	17.88	2,362,180	0.89		0.89		0.95		0.91	100
2016	13.71	0.12	1.16	1.28	(0.12)	(2.33)	(2.45)	12.54	10.15	2,237,663	0.91	(2)	0.91	(2)	0.99	(2)	1.01	68
2015	15.19	0.11	(0.30)	(0.19)	(0.09)	(1.20)	(1.29)	13.71	(1.73)	2,483,582	0.89		0.89		0.97		0.74	110
Class Y
2019	$15.93	$0.22	$(0.22)	$—	$(0.21)	$(1.77)	$(1.98)	$13.95	1.44%	$131,736	0.64%		0.64%		0.70%		1.62%	72%
2018	14.66	0.17	2.22	2.39	(0.16)	(0.96)	(1.12)	15.93	17.08	137,136	0.64		0.64		0.69		1.11	80
2017	12.55	0.16	2.10	2.26	(0.15)	—	(0.15)	14.66	18.16	156,329	0.64		0.64		0.70		1.16	100
2016	13.71	0.16	1.16	1.32	(0.15)	(2.33)	(2.48)	12.55	10.50	164,611	0.66	(2)	0.66	(2)	0.74	(2)	1.26	68
2015(3)	14.62	0.11	(0.94)	(0.83)	(0.08)	—	(0.08)	13.71	(5.74)	156,158	0.64		0.64		0.72		1.03	110
Large Cap Value Fund
Class F
2019	$26.21	$0.50	$(0.92)	$(0.42)	$(0.48)	$(2.06)	$(2.54)	$23.25	(0.91)%	$1,190,700	0.89%		0.89%		0.93%		2.17%	52%
2018	24.70	0.39	2.39	2.78	(0.37)	(0.90)	(1.27)	26.21	11.54	1,285,571	0.89		0.89		0.93		1.51	83
2017	21.20	0.32	3.49	3.81	(0.31)	—	(0.31)	24.70	18.13	1,261,075	0.89		0.89		0.93		1.38	76
2016	22.35	0.32	1.78	2.10	(0.30)	(2.95)	(3.25)	21.20	10.16	1,300,029	0.91	(2)	0.91	(2)	0.95	(2)	1.56	70
2015	25.71	0.32	(1.72)	(1.40)	(0.25)	(1.71)	(1.96)	22.35	(6.15)	1,300,033	0.89		0.90		0.93		1.29	96
Class I
2019	$26.23	$0.45	$(0.93)	$(0.48)	$(0.42)	$(2.06)	$(2.48)	$23.27	(1.14)%	$3,042	1.11%		1.11%		1.18%		1.95%	52%
2018	24.71	0.33	2.40	2.73	(0.31)	(0.90)	(1.21)	26.23	11.30	4,427	1.11		1.11		1.18		1.29	83
2017	21.21	0.27	3.49	3.76	(0.26)	—	(0.26)	24.71	17.84	4,666	1.11		1.11		1.18		1.16	76
2016	22.35	0.28	1.78	2.06	(0.25)	(2.95)	(3.20)	21.21	9.93	6,165	1.13	(2)	1.13	(2)	1.20	(2)	1.33	70
2015	25.71	0.27	(1.72)	(1.45)	(0.20)	(1.71)	(1.91)	22.35	(6.34)	7,477	1.11		1.12		1.18		1.06	96
Class Y
2019	$26.21	$0.55	$(0.91)	$(0.36)	$(0.53)	$(2.06)	$(2.59)	$23.26	(0.62)%	$150,772	0.64%		0.64%		0.69%		2.41%	52%
2018	24.70	0.45	2.40	2.85	(0.44)	(0.90)	(1.34)	26.21	11.82	141,700	0.64		0.64		0.68		1.77	83
2017	21.21	0.38	3.48	3.86	(0.37)	—	(0.37)	24.70	18.37	120,357	0.64		0.64		0.69		1.63	76
2016(4)	23.90	0.35	0.16	0.51	(0.25)	(2.95)	(3.20)	21.21	2.88	22,004	0.66	(2)	0.66	(2)	0.70	(2)	1.89	70

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(4)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	319

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund
Class F
2019	$39.89	$0.13	$0.22	$0.35	$(0.12)	$(4.33)	$(4.45)	$35.79	2.43%	$1,314,152	0.89%		0.89%		0.98%		0.36%	88%
2018	34.72	0.06	8.03	8.09	(0.05)	(2.87)	(2.92)	39.89	24.74	1,416,472	0.89		0.89		0.98		0.16	75
2017	29.74	0.06	4.96	5.02	(0.04)	—	(0.04)	34.72	16.89	1,364,210	0.89		0.89		0.98		0.20	95
2016	32.22	0.02	3.02	3.04	(0.01)	(5.51)	(5.52)	29.74	9.77	1,421,656	0.91	(2)	0.91	(2)	1.00	(2)	0.06	93
2015	33.82	0.08	0.97	1.05	(0.05)	(2.60)	(2.65)	32.22	2.87	1,442,646	0.89		0.89		0.98		0.24	110
Class I
2019	$38.96	$0.05	$0.21	$0.26	$(0.03)	$(4.33)	$(4.36)	$34.86	2.22%	$2,643	1.11%		1.11%		1.16%		0.14%	88%
2018	34.02	(0.02)	7.84	7.82	(0.01)	(2.87)	(2.88)	38.96	24.42	3,863	1.11		1.11		1.23		(0.06)	75
2017	29.17	(0.01)	4.86	4.85	—	—	—	34.02	16.63	3,607	1.11		1.11		1.23		(0.03)	95
2016	31.75	(0.04)	2.97	2.93	—	(5.51)	(5.51)	29.17	9.54	4,783	1.13	(2)	1.13	(2)	1.25	(2)	(0.15)	93
2015	33.40	0.01	0.96	0.97	(0.02)	(2.60)	(2.62)	31.75	2.65	5,558	1.11		1.11		1.23		0.02	110
Class Y
2019	$39.96	$0.21	$0.24	$0.45	$(0.24)	$(4.33)	$(4.57)	$35.84	2.70%	$157,270	0.64%		0.64%		0.73%		0.61%	88%
2018	34.76	0.15	8.04	8.19	(0.12)	(2.87)	(2.99)	39.96	25.04	139,001	0.64		0.64		0.73		0.41	75
2017	29.80	0.14	4.96	5.10	(0.14)	—	(0.14)	34.76	17.17	123,109	0.64		0.64		0.74		0.45	95
2016(3)	34.91	0.07	0.36	0.43	(0.03)	(5.51)	(5.54)	29.80	1.58	20,481	0.66	(2)	0.66	(2)	0.75	(2)	0.25	93
Large Cap Index Fund
Class F
2019	$10.37	$0.18	$0.18	$0.36	$(0.17)	$(0.02)	$(0.19)	$10.54	3.61%	$455,657	0.25%		0.25%		0.65%		1.81%	6%
2018(4)	10.00	0.13	0.31	0.44	(0.07)	—	(0.07)	10.37	4.47‡	233,871	0.25		0.25		0.64		1.93	6
Tax-Managed Large Cap Fund
Class F
2019	$27.66	$0.31	$0.04	$0.35	$(0.30)	$(0.18)	$(0.48)	$27.53	1.42%	$3,543,245	0.89%		0.89%		0.91%		1.20%	54%
2018	24.11	0.22	3.83	4.05	(0.20)	(0.30)	(0.50)	27.66	16.99	3,773,973	0.89		0.89		0.90		0.84	44
2017	20.74	0.18	3.37	3.55	(0.18)	—	(0.18)	24.11	17.19	3,385,550	0.90	(5)	0.90	(5)	0.94	(5)	0.82	88
2016	19.13	0.19	1.60	1.79	(0.18)	—	(0.18)	20.74	9.42	3,427,251	0.91	(2)	0.91	(2)	1.00	(2)	0.95	89
2015	19.64	0.14	(0.52)	(0.38)	(0.13)	—	(0.13)	19.13	(1.99)	3,072,983	0.89		0.89		0.98		0.70	85
Class Y
2019	$27.67	$0.38	$0.04	$0.42	$(0.37)	$(0.18)	$(0.55)	$27.54	1.67%	$447,895	0.64%		0.64%		0.66%		1.46%	54%
2018	24.13	0.28	3.82	4.10	(0.26)	(0.30)	(0.56)	27.67	17.22	371,706	0.64		0.64		0.65		1.08	44
2017	20.75	0.24	3.37	3.61	(0.23)	—	(0.23)	24.13	17.52	317,822	0.65	(5)	0.65	(5)	0.69	(5)	1.07	88
2016	19.13	0.24	1.61	1.85	(0.23)	—	(0.23)	20.75	9.75	198,095	0.66	(2)	0.66	(2)	0.75	(2)	1.20	89
2015(6)	20.46	0.15	(1.38)	(1.23)	(0.10)	—	(0.10)	19.13	(6.04)	129,791	0.64		0.64		0.73		1.00	85

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Includes contribution from SIMC. Without the cash contribution, the Fund’s return would have been 4.26% (See Note 6 in the Notes to Financial Statements).

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

(4)	Commenced operations on January 31, 2018. All ratios for the period have been annualized.

(5)	The expense ratio includes litigation expenses outside the cap.

(6)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

320	SEI Institutional Managed Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund

Class F
2019	$68.94	$1.24	$1.29	$2.53	$(1.23)	$(1.24)	$(2.47)	$69.00	4.07%	$826,946	0.25%		0.25%		0.54%		1.90%	11%
2018(2)	60.22	1.20	9.19	10.39	(1.13)	(0.54)	(1.67)	68.94	17.53	904,819	0.29		0.29		0.55		1.85	17
2017	53.32	0.89	8.47	9.36	(0.87)	(1.59)	(2.46)	60.22	18.12	417,308	0.43		0.43		0.54		1.58	21
2016	47.23	0.86	6.13	6.99	(0.83)	(0.07)	(0.90)	53.32	14.93	386,477	0.45	(3)	0.45	(3)	0.57	(3)	1.69	10
2015	53.00	0.77	(0.99)	(0.22)	(0.86)	(4.69)	(5.55)	47.23	(0.97)	385,743	0.43		0.43		0.54		1.51	12

Class I
2019	$69.31	$0.98	$1.30	$2.28	$(0.96)	$(1.24)	$(2.20)	$69.39	3.66%	$5,322	0.65%		0.65%		0.79%		1.49%	11%
2018(2)	60.56	0.92	9.30	10.22	(0.93)	(0.54)	(1.47)	69.31	17.13	6,372	0.65		0.65		0.80		1.43	17
2017	53.58	0.77	8.52	9.29	(0.72)	(1.59)	(2.31)	60.56	17.87	6,328	0.65		0.65		0.79		1.36	21
2016	47.46	0.76	6.15	6.91	(0.72)	(0.07)	(0.79)	53.58	14.67	6,473	0.67	(3)	0.67	(3)	0.82	(3)	1.49	10
2015	53.22	0.66	(0.99)	(0.33)	(0.74)	(4.69)	(5.43)	47.46	(1.19)	7,774	0.65		0.65		0.79		1.28	12

Small Cap Fund

Class F
2019	$14.28	$0.01	$(1.67)	$(1.66)	$(0.01)	$(1.56)	$(1.57)	$11.05	(10.85)%	$554,260	1.14%		1.14%		1.24%		0.11%	116%
2018	13.25	(0.02)	1.97	1.95	—	(0.92)	(0.92)	14.28	15.56	690,400	1.14		1.14		1.24		(0.17)	162
2017	11.61	(0.02)	1.68	1.66	(0.02)	—	(0.02)	13.25	14.29	588,341	1.14		1.14		1.24		(0.12)	135
2016	11.99	—	0.88	0.88	—	(1.26)	(1.26)	11.61	7.76	550,556	1.16	(3)	1.16	(3)	1.26	(3)	0.03	104
2015	13.01	(0.01)	0.04	0.03	—	(1.05)	(1.05)	11.99	(0.24)	495,245	1.14		1.14		1.22		(0.11)	137

Class Y
2019	$14.38	$0.04	$(1.69)	$(1.65)	$(0.02)	$(1.56)	$(1.58)	$11.15	(10.66)%	$33,128	0.89%		0.89%		0.99%		0.36%	116%
2018	13.31	0.01	1.98	1.99	—*	(0.92)	(0.92)	14.38	15.83	36,423	0.89		0.89		0.99		0.07	162
2017	11.66	0.02	1.67	1.69	(0.04)	—	(0.04)	13.31	14.51	39,149	0.89		0.89		0.99		0.13	135
2016	12.01	0.03	0.89	0.92	(0.01)	(1.26)	(1.27)	11.66	8.08	37,859	0.91	(3)	0.91	(3)	1.01	(3)	0.28	104
2015(4)	12.89	0.01	(0.89)	(0.88)	—	—	—	12.01	(6.83)	32,810	0.89		0.89		0.98		0.11	137

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

*	Amount represents less than $0.01 per share.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares. The performance and financial history shown of the class is solely that of the fund’s Class F shares.

(3)	The expense ratio includes proxy expenses outside of the cap.

(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	321

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
Class F
2019	$25.54	$0.27	$(2.86)	$(2.59)	$(0.25)	$(2.10)	$(2.35)	$20.60	(9.62)%	$274,660	1.14%		1.14%		1.24%		1.30%	74%
2018	26.16	0.17	1.53	1.70	(0.17)	(2.15)	(2.32)	25.54	6.81	336,361	1.14		1.14		1.24		0.68	132
2017	22.75	0.11	3.43	3.54	(0.13)	—	(0.13)	26.16	15.61	349,296	1.14		1.14		1.23		0.45	123
2016	21.80	0.14	2.27	2.41	(0.15)	(1.31)	(1.46)	22.75	11.60	362,348	1.17	(2)	1.17	(2)	1.26	(2)	0.63	87
2015	23.97	0.13	(0.19)	(0.06)	(0.15)	(1.96)	(2.11)	21.80	(0.76)	345,594	1.14		1.14		1.23		0.56	87
Class I
2019	$25.31	$0.22	$(2.84)	$(2.62)	$(0.20)	$(2.10)	$(2.30)	$20.39	(9.83)%	$1,703	1.36%		1.36%		1.49%		1.07%	74%
2018	25.94	0.12	1.51	1.63	(0.11)	(2.15)	(2.26)	25.31	6.59	2,354	1.36		1.36		1.49		0.46	132
2017	22.57	0.05	3.41	3.46	(0.09)	—	(0.09)	25.94	15.37	2,466	1.36		1.36		1.48		0.22	123
2016	21.64	0.09	2.25	2.34	(0.10)	(1.31)	(1.41)	22.57	11.34	2,910	1.39	(2)	1.39	(2)	1.51	(2)	0.40	87
2015	23.81	0.08	(0.19)	(0.11)	(0.10)	(1.96)	(2.06)	21.64	(0.99)	3,736	1.36		1.36		1.48		0.34	87
Class Y
2019	$25.56	$0.33	$(2.87)	$(2.54)	$(0.31)	$(2.10)	$(2.41)	$20.61	(9.42)%	$44,255	0.89%		0.89%		0.99%		1.55%	74%
2018	26.18	0.24	1.52	1.76	(0.23)	(2.15)	(2.38)	25.56	7.07	41,421	0.89		0.88		0.99		0.94	132
2017	22.76	0.18	3.43	3.61	(0.19)	—	(0.19)	26.18	15.94	37,243	0.89		0.89		0.99		0.74	123
2016(3)	22.95	0.18	1.09	1.27	(0.15)	(1.31)	(1.46)	22.76	6.04	7,207	0.92	(2)	0.92	(2)	1.02	(2)	0.91	87
Small Cap Growth Fund
Class F
2019	$42.96	$(0.11)	$(6.04)	$(6.15)	$—	$(4.93)	$(4.93)	$31.88	(13.89)%	$293,814	1.11%		1.11%		1.24%		(0.33)%	172%
2018	34.42	(0.20)	8.86	8.66	—	(0.12)	(0.12)	42.96	25.25	386,055	1.11		1.11		1.24		(0.53)	168
2017	28.86	(0.17)	5.73	5.56	—	—	—	34.42	19.27	312,759	1.11		1.11		1.23		(0.55)	116
2016	26.60	(0.08)	2.34	2.26	—	—	—	28.86	8.50	312,240	1.14	(2)	1.14	(2)	1.26	(2)	(0.31)	124
2015	25.95	(0.14)	0.79	0.65	—	—	—	26.60	2.50	325,353	1.11		1.11		1.23		(0.48)	131
Class I
2019	$41.21	$(0.19)	$(5.80)	$(5.99)	$—	$(4.93)	$(4.93)	$30.29	(14.13)%	$1,408	1.36%		1.36%		1.49%		(0.59)%	172%
2018	33.11	(0.28)	8.50	8.22	—	(0.12)	(0.12)	41.21	24.92	2,127	1.36		1.36		1.49		(0.79)	168
2017	27.83	(0.24)	5.52	5.28	—	—	—	33.11	18.97	2,079	1.36		1.36		1.48		(0.79)	116
2016	25.71	(0.14)	2.26	2.12	—	—	—	27.83	8.25	2,253	1.39	(2)	1.39	(2)	1.51	(2)	(0.56)	124
2015	25.15	(0.20)	0.76	0.56	—	—	—	25.71	2.23	2,774	1.36		1.36		1.48		(0.73)	131
Class Y
2019	$43.27	$(0.03)	$(6.08)	$(6.11)	$—	$(4.93)	$(4.93)	$32.23	(13.68)%	$33,340	0.86%		0.86%		0.99%		(0.08)%	172%
2018	34.59	(0.11)	8.91	8.80	—	(0.12)	(0.12)	43.27	25.56	34,078	0.86		0.86		0.99		(0.28)	168
2017	28.93	(0.11)	5.77	5.66	—	—	—	34.59	19.57	28,446	0.86		0.86		0.98		(0.36)	116
2016(3)	27.72	(0.02)	1.23	1.21	—	—	—	28.93	4.37	7,243	0.89	(2)	0.89	(2)	1.01	(2)	(0.08)	124

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

322	SEI Institutional Managed Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Small/Mid Cap Fund
Class F
2019	$25.02	$0.11	$(2.32)	$(2.21)	$(0.10)	$(1.67)	$(1.77)	$21.04	(8.27)%	$771,375	1.11%		1.11%		1.23%		0.54%	115%
2018	22.09	0.02	3.34	3.36	(0.02)	(0.41)	(0.43)	25.02	15.38	907,519	1.11		1.11		1.23		0.07	186
2017	18.97	0.03	3.17	3.20	(0.08)	—	(0.08)	22.09	16.91	782,449	1.11	(2)	1.11	(2)	1.24	(2)	0.12	151
2016	17.53	0.06	1.44	1.50	(0.06)	—	(0.06)	18.97	8.55	643,288	1.13	(3)	1.13	(3)	1.25	(3)	0.35	107
2015	17.62	0.02	0.09	0.11	(0.01)	(0.19)	(0.20)	17.53	0.58	589,712	1.11		1.11		1.23		0.12	98
Class Y
2019	$25.07	$0.16	$(2.34)	$(2.18)	$(0.16)	$(1.67)	$(1.83)	$21.06	(8.12)%	$98,434	0.89%		0.89%		0.99%		0.77%	115%
2018	22.11	0.07	3.35	3.42	(0.05)	(0.41)	(0.46)	25.07	15.69	88,854	0.89		0.89		0.98		0.29	186
2017	18.98	0.07	3.17	3.24	(0.11)	—	(0.11)	22.11	17.14	75,183	0.90	(2)	0.90	(2)	0.99	(2)	0.34	151
2016	17.55	0.10	1.44	1.54	(0.11)	—	(0.11)	18.98	8.79	47,185	0.91	(3)	0.91	(3)	1.00	(3)	0.58	107
2015(4)	18.52	0.05	(1.01)	(0.96)	(0.01)	—	(0.01)	17.55	(5.17)	28,090	0.89		0.89		0.98		0.32	98
Mid-Cap Fund
Class F
2019	$29.13	$0.22	$(1.43)	$(1.21)	$(0.20)	$(2.78)	$(2.98)	$24.94	(3.10)%	$102,280	0.98%		0.98%		0.99%		0.89%	99%
2018	27.81	0.19	3.37	3.56	(0.21)	(2.03)	(2.24)	29.13	13.41	131,640	0.98		0.98		0.99		0.66	99
2017	24.00	0.17	3.99	4.16	(0.16)	(0.19)	(0.35)	27.81	17.52	112,423	0.98		0.98		0.99		0.67	112
2016	25.08	0.27	2.86	3.13	(0.34)	(3.87)	(4.21)	24.00	14.10	87,780	1.01	(3)	1.01	(3)	1.01	(3)	1.16	115
2015	27.53	0.17	0.12	0.29	(0.07)	(2.67)	(2.74)	25.08	0.67	93,923	0.98		0.98		0.98		0.63	175
Class I
2019	$29.09	$0.16	$(1.41)	$(1.25)	$(0.15)	$(2.78)	$(2.93)	$24.91	(3.27)%	$716	1.20%		1.20%		1.24%		0.66%	99%
2018	27.78	0.12	3.36	3.48	(0.14)	(2.03)	(2.17)	29.09	13.11	821	1.20		1.21		1.24		0.42	99
2017	23.96	0.12	4.00	4.12	(0.11)	(0.19)	(0.30)	27.78	17.32	864	1.20		1.20		1.24		0.46	112
2016	25.04	0.22	2.85	3.07	(0.28)	(3.87)	(4.15)	23.96	13.84	871	1.24	(3)	1.24	(3)	1.27	(3)	0.97	115
2015	27.52	0.10	0.12	0.22	(0.03)	(2.67)	(2.70)	25.04	0.43	883	1.20		1.20		1.23		0.38	175
Class Y
2019	$29.15	$0.28	$(1.42)	$(1.14)	$(0.27)	$(2.78)	$(3.05)	$24.96	(2.85)%	$2,604	0.73%		0.73%		0.74%		1.14%	99%
2018	27.83	0.26	3.37	3.63	(0.28)	(2.03)	(2.31)	29.15	13.68	2,962	0.73		0.74		0.74		0.92	99
2017	24.01	0.24	4.00	4.24	(0.23)	(0.19)	(0.42)	27.83	17.84	2,267	0.73		0.73		0.74		0.93	112
2016(5)	26.61	0.30	1.29	1.59	(0.32)	(3.87)	(4.19)	24.01	7.56	479	0.78	(3)	0.78	(3)	0.78	(3)	1.43	115

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes litigation expenses outside the cap.

(3)	The expense ratio includes proxy expenses outside of the cap.

(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(5)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	323

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
Class F
2019	$18.69	$0.32	$0.91	$1.23	$(0.31)	$(1.83)	$(2.14)	$17.78	7.89%	$914,612	0.93%		0.93%		1.23%		1.89%	44%
2018	18.26	0.26	1.80	2.06	(0.27)	(1.36)	(1.63)	18.69	11.83	934,551	0.97		0.97		1.23		1.44	72
2017	17.04	0.25	1.72	1.97	(0.26)	(0.49)	(0.75)	18.26	11.85	994,387	1.00		1.00		1.23		1.45	48
2016	16.23	0.25	1.62	1.87	(0.26)	(0.80)	(1.06)	17.04	12.01	1,126,685	1.02	(2)	1.02	(2)	1.25	(2)	1.53	43
2015	17.50	0.25	0.60	0.85	(0.25)	(1.87)	(2.12)	16.23	4.61	959,241	1.00		1.00		1.23		1.47	58
Class I
2019	$18.69	$0.28	$0.91	$1.19	$(0.27)	$(1.83)	$(2.10)	$17.78	7.62%	$1,345	1.18%		1.18%		1.48%		1.64%	44%
2018	18.26	0.21	1.80	2.01	(0.22)	(1.36)	(1.58)	18.69	11.55	1,183	1.22		1.22		1.48		1.18	72
2017	17.03	0.21	1.71	1.92	(0.20)	(0.49)	(0.69)	18.26	11.58	1,426	1.25		1.25		1.48		1.21	48
2016	16.21	0.21	1.62	1.83	(0.21)	(0.80)	(1.01)	17.03	11.76	1,928	1.27	(2)	1.27	(2)	1.50	(2)	1.28	43
2015	17.47	0.21	0.60	0.81	(0.20)	(1.87)	(2.07)	16.21	4.43	1,469	1.25		1.25		1.48		1.22	58
Class Y
2019	$18.70	$0.37	$0.91	$1.28	$(0.36)	$(1.83)	$(2.19)	$17.79	8.16%	$922,175	0.68%		0.68%		0.98%		2.15%	44%
2018	18.27	0.30	1.80	2.10	(0.31)	(1.36)	(1.67)	18.70	12.11	682,081	0.72		0.72		0.98		1.68	72
2017	17.05	0.30	1.71	2.01	(0.30)	(0.49)	(0.79)	18.27	12.13	585,729	0.75		0.75		0.98		1.73	48
2016	16.24	0.29	1.62	1.91	(0.30)	(0.80)	(1.10)	17.05	12.28	486,555	0.77	(2)	0.77	(2)	1.00	(2)	1.78	43
2015(3)	16.51	0.22	(0.35)	(0.13)	(0.14)	—	(0.14)	16.24	(1.97)	392,240	0.75		0.75		0.99		1.73	58
Global Managed Volatility Fund
Class F
2019	$12.08	$0.18	$0.26	$0.44	$(0.29)	$(0.77)	$(1.06)	$11.46	4.75%	$1,060,614	1.11%		1.11%		1.24%		1.61%	66%
2018	11.97	0.17	0.77	0.94	(0.18)	(0.65)	(0.83)	12.08	8.12	1,184,336	1.11		1.11		1.24		1.46	55
2017	11.51	0.17	1.03	1.20	(0.32)	(0.42)	(0.74)	11.97	11.16	1,242,592	1.11		1.11		1.24		1.45	61
2016	10.83	0.17	1.20	1.37	(0.55)	(0.14)	(0.69)	11.51	13.08	1,618,549	1.13	(2)	1.13	(2)	1.25	(2)	1.50	58
2015	11.41	0.20	0.47	0.67	(0.57)	(0.68)	(1.25)	10.83	5.87	2,234,776	1.11		1.11		1.23		1.75	52
Class I
2019	$11.82	$0.15	$0.25	$0.40	$(0.26)	$(0.77)	$(1.03)	$11.19	4.45%	$1,067	1.36%		1.36%		1.49%		1.36%	66%
2018	11.73	0.14	0.75	0.89	(0.15)	(0.65)	(0.80)	11.82	7.87	1,225	1.36		1.36		1.49		1.19	55
2017	11.29	0.14	1.00	1.14	(0.28)	(0.42)	(0.70)	11.73	10.80	1,573	1.36		1.36		1.48		1.24	61
2016	10.62	0.15	1.18	1.33	(0.52)	(0.14)	(0.66)	11.29	12.97	2,734	1.38	(2)	1.38	(2)	1.51	(2)	1.41	58
2015	11.23	0.17	0.44	0.61	(0.54)	(0.68)	(1.22)	10.62	5.43	1,301	1.36		1.36		1.48		1.50	52
Class Y
2019	$12.12	$0.21	$0.25	$0.46	$(0.32)	$(0.77)	$(1.09)	$11.49	4.95%	$220,260	0.86%		0.86%		0.99%		1.86%	66%
2018	12.00	0.20	0.78	0.98	(0.21)	(0.65)	(0.86)	12.12	8.46	233,708	0.86		0.86		0.99		1.74	55
2017	11.55	0.22	1.00	1.22	(0.35)	(0.42)	(0.77)	12.00	11.32	213,561	0.87		0.87		0.99		1.87	61
2016	10.85	0.21	1.20	1.41	(0.57)	(0.14)	(0.71)	11.55	13.49	102,388	0.88	(2)	0.88	(2)	1.01	(2)	1.86	58
2015(3)	10.73	0.19	(0.07)	0.12	—	—	—	10.85	1.12	94,522	0.86		0.86		0.99		2.23	52

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

324	SEI Institutional Managed Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Managed Volatility Fund
Class F
2019	$17.22	$0.27	$0.88		$1.15	$(0.27)	$(0.49)	$(0.76)	$17.61	7.16%	$1,004,802	1.00%	1.00%	1.23%	1.65%	29%
2018	15.96	0.21	1.70		1.91	(0.22)	(0.43)	(0.65)	17.22	12.26	1,030,813	1.00	1.00	1.23	1.31	24
2017	14.74	0.23	1.61		1.84	(0.23)	(0.39)	(0.62)	15.96	12.84	994,011	1.00	1.00	1.23	1.53	22
2016	13.88	0.22	1.41		1.63	(0.21)	(0.56)	(0.77)	14.74	12.24	1,162,478	1.02 (2)	1.02 (2)	1.25 (2)	1.52	32
2015	14.14	0.20	0.64		0.84	(0.20)	(0.90)	(1.10)	13.88	5.92	901,026	1.00	1.00	1.23	1.40	49
Class Y
2019	$17.23	$0.31	$0.88		$1.19	$(0.31)	$(0.49)	$(0.80)	$17.62	7.42%	$87,717	0.75%	0.75%	0.99%	1.88%	29%
2018	15.96	0.26	1.70		1.96	(0.26)	(0.43)	(0.69)	17.23	12.60	78,609	0.75	0.75	0.99	1.56	24
2017	14.74	0.27	1.61		1.88	(0.27)	(0.39)	(0.66)	15.96	13.12	61,804	0.75	0.75	0.98	1.80	22
2016	13.89	0.26	1.40		1.66	(0.25)	(0.56)	(0.81)	14.74	12.42	37,017	0.77 (2)	0.77 (2)	1.01 (2)	1.81	32
2015(3)	14.25	0.11	(0.42	)(4)	(0.31)	(0.05)	—	(0.05)	13.89	(2.17)	323	0.81	0.81	1.06	1.77	49
Tax-Managed International Managed Volatility Fund
Class F
2019	$11.38	$0.27	$(0.61)		$(0.34)	$(0.27)	$—	$(0.27)	$10.77	(2.76)%	$331,996	1.11%	1.11%	1.40%	2.54%	55%
2018	11.56	0.26	(0.15)		0.11	(0.29)	—	(0.29)	11.38	0.93	355,027	1.11	1.11	1.40	2.21	54
2017(5)	10.00	0.23	1.33		1.56	—	—	—	11.56	15.65	336,350	1.11	1.11	1.39	2.29	51
Class Y
2019	$11.40	$0.32	$(0.63)		$(0.31)	$(0.30)	$—	$(0.30)	$10.79	(2.47)%	$42,782	0.86%	0.86%	1.15%	3.05%	55%
2018	11.58	0.30	(0.16)		0.14	(0.32)	—	(0.32)	11.40	1.16	25,862	0.86	0.86	1.15	2.60	54
2017(5)	10.00	0.30	1.29		1.59	(0.01)	—	(0.01)	11.58	15.90	13,652	0.86	0.86	1.15	2.92	51
Real Estate Fund
Class F
2019	$16.06	$0.23	$2.31		$2.54	$(0.21)	$(1.15)	$(1.36)	$17.24	17.35%	$104,562	1.14%	1.14%	1.24%	1.47%	71%
2018	17.15	0.24	0.62		0.86	(0.23)	(1.72)	(1.95)	16.06	5.04	94,715	1.14	1.14	1.24	1.27	103
2017	19.37	0.03	(0.21)		(0.18)	(0.41)	(1.63)	(2.04)	17.15	(0.57)	137,877	1.14	1.14	1.24	0.16	67
2016	17.96	0.29	2.69		2.98	(0.16)	(1.41)	(1.57)	19.37	17.13	174,178	1.16 (2)	1.16 (2)	1.25 (2)	1.54	84
2015	17.05	0.08	1.87		1.95	(0.26)	(0.78)	(1.04)	17.96	11.44	193,006	1.14	1.14	1.23	0.42	51
Class I
2019	$16.03	$0.21	$2.29		$2.50	$(0.18)	$(1.15)	$(1.33)	$17.20	17.06%	$420	1.36%	1.36%	1.48%	1.33%	71%
2018	17.13	0.24	0.58		0.82	(0.20)	(1.72)	(1.92)	16.03	4.80	455	1.36	1.36	1.49	1.31	103
2017	19.35	(0.02)	(0.20)		(0.22)	(0.37)	(1.63)	(2.00)	17.13	(0.80)	529	1.36	1.36	1.49	(0.09)	67
2016	17.94	0.25	2.69		2.94	(0.12)	(1.41)	(1.53)	19.35	16.90	651	1.38 (2)	1.38 (2)	1.50 (2)	1.33	84
2015	17.03	0.03	1.87		1.90	(0.21)	(0.78)	(0.99)	17.94	11.16	720	1.36	1.36	1.48	0.17	51
Class Y
2019	$16.07	$0.27	$2.31		$2.58	$(0.25)	$(1.15)	$(1.40)	$17.25	17.65%	$36,910	0.89%	0.89%	0.98%	1.72%	71%
2018	17.15	0.32	0.58		0.90	(0.26)	(1.72)	(1.98)	16.07	5.30	36,197	0.89	0.89	0.99	1.76	103
2017	19.38	0.07	(0.21)		(0.14)	(0.46)	(1.63)	(2.09)	17.15	(0.37)	36,892	0.89	0.89	0.99	0.41	67
2016	17.96	0.32	2.72		3.04	(0.21)	(1.41)	(1.62)	19.38	17.49	36,591	0.92 (2)	0.92 (2)	1.01 (2)	1.64	84
2015(6)	19.00	0.08	(0.65	)(4)	(0.57)	(0.14)	(0.33)	(0.47)	17.96	(2.97)	18,561	0.89	0.89	0.98	0.54	51

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.

(4)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to the fluctuating market value of the Fund.

(5)	Commenced operations on October 17, 2016. All ratios for the period have been annualized.

(6)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	325

FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
Class F
2019	$10.86	$0.31	$0.81	$1.12	$(0.33)	$—	$(0.33)	$11.65	10.45%	$3,755,355	0.66%	0.66%		0.73%		2.78%	387%
2018	11.32	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	10.86	(1.53)	3,600,785	0.67	0.67		0.77		2.55	384
2017	11.71	0.25	(0.15)	0.10	(0.26)	(0.23)	(0.49)	11.32	1.02	1,855,251	0.67	0.67		0.80		2.19	386
2016	11.47	0.26	0.37	0.63	(0.27)	(0.12)	(0.39)	11.71	5.64	2,070,113	0.69(2)	0.69	(2)	0.88	(2)	2.29	336
2015	11.47	0.27	—	0.27	(0.27)	—	(0.27)	11.47	2.36	2,068,581	0.67	0.67		0.86		2.32	350
Class I
2019	$10.86	$0.29	$0.79	$1.08	$(0.30)	$—	$(0.30)	$11.64	10.11%	$5,085	0.88%	0.88%		0.98%		2.57%	387%
2018	11.31	0.26	(0.45)	(0.19)	(0.26)	—	(0.26)	10.86	(1.66)	6,255	0.89	0.89		1.02		2.29	384
2017	11.70	0.22	(0.14)	0.08	(0.24)	(0.23)	(0.47)	11.31	0.80	5,975	0.89	0.89		1.05		1.97	386
2016	11.46	0.24	0.36	0.60	(0.24)	(0.12)	(0.36)	11.70	5.41	9,313	0.91(2)	0.91	(2)	1.13	(2)	2.07	336
2015	11.46	0.24	0.01	0.25	(0.25)	—	(0.25)	11.46	2.14	12,504	0.89	0.89		1.11		2.10	350
Class Y
2019	$10.87	$0.34	$0.80	$1.14	$(0.35)	$—	$(0.35)	$11.66	10.71%	$439,460	0.41%	0.41%		0.48%		3.03%	387%
2018	11.32	0.31	(0.44)	(0.13)	(0.32)	—	(0.32)	10.87	(1.20)	392,931	0.42	0.42		0.52		2.80	384
2017	11.71	0.28	(0.15)	0.13	(0.29)	(0.23)	(0.52)	11.32	1.27	225,440	0.42	0.42		0.55		2.46	386
2016	11.47	0.29	0.37	0.66	(0.30)	(0.12)	(0.42)	11.71	5.90	70,916	0.44(2)	0.44	(2)	0.63	(2)	2.55	336
2015(3)	11.47	0.08	—	0.08	(0.08)	—	(0.08)	11.47	0.69	22,985	0.42	0.42		0.63		2.66	350
High Yield Bond Fund
Class F
2019	$7.13	$0.39	$(0.11)	$0.28	$(0.39)	$(0.11)	$(0.50)	$6.91	4.24%	$1,444,565	0.89%	0.89%		0.98%		5.68%	69%
2018	7.33	0.38	(0.11)	0.27	(0.38)	(0.09)	(0.47)	7.13	3.88	1,484,436	0.89	0.89		0.98		5.38	58
2017	7.18	0.42	0.26	0.68	(0.41)	(0.12)	(0.53)	7.33	9.75	1,469,480	0.90(4)	0.90	(4)	1.01	(4)	5.83	62
2016	7.01	0.42	0.26	0.68	(0.42)	(0.09)	(0.51)	7.18	10.44	1,737,907	0.91(2)	0.91	(2)	1.10	(2)	6.16	56
2015	7.70	0.42	(0.65)	(0.23)	(0.42)	(0.04)	(0.46)	7.01	(3.21)	1,548,778	0.89	0.89		1.08		5.61	56
Class I
2019	$6.88	$0.36	$(0.12)	$0.24	$(0.36)	$(0.11)	$(0.47)	$6.65	3.79%	$11,926	1.12%	1.12%		1.23%		5.51%	69%
2018	7.08	0.35	(0.11)	0.24	(0.35)	(0.09)	(0.44)	6.88	3.61	545	1.10	1.10		1.22		5.08	58
2017	6.93	0.39	0.26	0.65	(0.38)	(0.12)	(0.50)	7.08	9.65	1,147	1.12(4)	1.12	(4)	1.25	(4)	5.58	62
2016	6.78	0.40	0.23	0.63	(0.39)	(0.09)	(0.48)	6.93	9.95	1,078	1.14(2)	1.14	(2)	1.36	(2)	6.01	56
2015	7.48	0.39	(0.67)	(0.28)	(0.38)	(0.04)	(0.42)	6.78	(3.91)	1,026	1.11	1.11		1.32		5.31	56
Class Y
2019	$7.13	$0.41	$(0.11)	$0.30	$(0.41)	$(0.11)	$(0.52)	$6.91	4.51%	$185,383	0.64%	0.64%		0.73%		5.92%	69%
2018	7.32	0.40	(0.11)	0.29	(0.39)	(0.09)	(0.48)	7.13	4.27	177,644	0.64	0.64		0.73		5.62	58
2017	7.18	0.44	0.25	0.69	(0.43)	(0.12)	(0.55)	7.32	9.87	187,087	0.65(4)	0.65	(4)	0.76	(4)	6.08	62
2016	7.01	0.44	0.26	0.70	(0.44)	(0.09)	(0.53)	7.18	10.72	199,015	0.66(2)	0.66	(2)	0.85	(2)	6.42	56
2015(5)	7.44	0.33	(0.44)	(0.11)	(0.32)	—	(0.32)	7.01	(1.75)	143,315	0.64	0.64		0.83		5.94	56

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on June 30, 2015. All ratios for the period have been annualized.

(4)	The expense ratio includes litigation expenses outside the cap.

(5)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

326	SEI Institutional Managed Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Conservative Income Fund
Class F
2019	$10.00	$0.23	$—	$0.23	$(0.23)	$—	$(0.23)	$10.00	2.32%	$229,166	0.30%	0.30%		0.59%		2.29%	–%
2018	10.00	0.16	—	0.16	(0.16)	—	(0.16)	10.00	1.60	209,822	0.30	0.30		0.59		1.60	–
2017	10.00	0.08	—	0.08	(0.08)	—	(0.08)	10.00	0.83	190,440	0.30	0.30		0.58		0.84	–
2016(2)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	75,011	0.30(3)	0.30	(3)	0.61	(3)	0.37	–
Class Y
2019	$10.00	$0.24	$—	$0.24	$(0.24)	$—	$(0.24)	$10.00	2.42%	$23,125	0.20%	0.20%		0.34%		2.38%	–%
2018	10.00	0.17	—	0.17	(0.17)	—	(0.17)	10.00	1.70	27,498	0.20	0.20		0.34		1.71	–
2017	10.00	0.10	(0.01)	0.09	(0.09)	—	(0.09)	10.00	0.94	19,984	0.20	0.20		0.33		0.96	–
2016(2)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.20	16,796	0.20(3)	0.20	(3)	0.36	(3)	0.47	–
Tax-Free Conservative Income Fund
Class F
2019	$10.00	$0.14	$—	$0.14	$(0.14)	$—	$(0.14)	$10.00	1.37%	$162,368	0.30%	0.30%		0.59%		1.36%	–%
2018	10.00	0.10	—	0.10	(0.10)	—	(0.10)	10.00	0.99	162,338	0.30	0.30		0.59		0.99	–
2017	10.00	0.05	—	0.05	(0.05)	—	(0.05)	10.00	0.51	163,219	0.30	0.30		0.59		0.51	–
2016(2)	10.00	0.01	—	0.01	(0.01)	—	(0.01)	10.00	0.12	30,946	0.30(3)	0.30	(3)	0.60	(3)	0.27	–
Class Y
2019	$10.00	$0.15	$—	$0.15	$(0.15)	$—	$(0.15)	$10.00	1.47%	$16,727	0.20%	0.20%		0.34%		1.45%	–%
2018	10.00	0.11	—	0.11	(0.11)	—	(0.11)	10.00	1.09	11,126	0.20	0.20		0.34		1.13	–
2017	10.00	0.06	—	0.06	(0.06)	—	(0.06)	10.00	0.60	3,782	0.20	0.20		0.34		0.63	–
2016(2)	10.00	0.02	—	0.02	(0.02)	—	(0.02)	10.00	0.16	13,922	0.20(3)	0.20	(3)	0.35	(3)	0.37	–

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Commenced operations on April 22, 2016. All ratios for the period have been annualized.

(3)	The expense ratio includes proxy expenses outside of the cap.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	327

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
Class F
2019	$9.91	$0.16	$0.15	$0.31	$(0.26)		$—	$(0.26)	$9.96	3.14%	$227,413	0.45%		0.45%		0.70%		1.59%	34%
2018	10.03	0.25	(0.23)	0.02	(0.14)		—	(0.14)	9.91	0.24	238,889	0.45		0.45		0.71		2.51	35
2017	10.14	0.11	(0.11)	—	(0.11)	(2)	—	(0.11)	10.03	0.03	252,333	0.45		0.45		0.73		1.07	49
2016	9.91	—	0.23	0.23	—		—	—	10.14	2.32	291,380	0.47	(3)	0.47	(3)	0.82	(3)	(0.02)	38
2015	10.08	(0.10)	(0.06)	(0.16)	(0.01)		—	(0.01)	9.91	(1.57)	263,888	0.45		0.45		0.80		(1.01)	37
Class Y
2019	$9.94	$0.18	$0.14	$0.32	$(0.26)		$—	$(0.26)	$10.00	3.31%	$24,322	0.35%		0.35%		0.46%		1.80%	34%
2018	10.06	0.26	(0.23)	0.03	(0.15)		—	(0.15)	9.94	0.29	16,691	0.35		0.35		0.46		2.60	35
2017	10.17	0.12	(0.11)	0.01	(0.12)	(2)	—	(0.12)	10.06	0.11	18,205	0.35		0.35		0.48		1.15	49
2016	9.92	0.01	0.24	0.25	—		—	—	10.17	2.52	28,835	0.37	(3)	0.37	(3)	0.57	(3)	0.07	38
2015(4)	9.91	(0.02)	0.03	0.01	—		—	—	9.92	0.10	25,525	0.35		0.35		0.55		(0.27)	37
Dynamic Asset Allocation Fund
Class F
2019	$13.22	$0.17	$0.07	$0.24	$(0.23)		$—	$(0.23)	$13.23	2.14%	$725,857	0.75%		0.75%		1.18%		1.31%	5%
2018	12.10	0.17	1.15	1.32	(0.18)		(0.02)	(0.20)	13.22	10.95	800,036	0.75		0.75		1.19		1.30	11
2017	10.18	0.15	1.87	2.02	(0.10)		—	(0.10)	12.10	19.95	696,463	0.75		0.75		1.18		1.30	3
2016	9.09	0.14	0.99	1.13	(0.04)		—	(0.04)	10.18	12.39	488,778	0.77	(3)	0.77	(3)	1.21	(3)	1.42	7
2015(5)	10.00	0.03	(0.94)	(0.91)	—		—	—	9.09	(9.10)	21,514	0.75		0.75		1.25		1.62	2
Class Y
2019	$13.25	$0.19	$0.08	$0.27	$(0.26)		$—	$(0.26)	$13.26	2.43%	$70,477	0.50%		0.50%		0.93%		1.51%	5%
2018	12.12	0.19	1.17	1.36	(0.21)		(0.02)	(0.23)	13.25	11.26	78,280	0.50		0.50		0.93		1.51	11
2017	10.20	0.17	1.87	2.04	(0.12)		—	(0.12)	12.12	20.17	73,159	0.50		0.50		0.93		1.55	3
2016	9.09	0.16	0.99	1.15	(0.04)		—	(0.04)	10.20	12.67	48,523	0.52	(3)	0.52	(3)	0.96	(3)	1.66	7
2015(5)	10.00	0.03	(0.94)	(0.91)	—		—	—	9.09	(9.10)	48,229	0.50		0.50		0.96		1.97	2

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Includes return of capital of $0.01.

(3)	The expense ratio includes proxy expenses outside of the cap.

(4)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(5)	Commenced operations on July 30, 2015. All ratios for the period have been annualized.

Amounts designated as “—”are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

328	SEI Institutional Managed Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
Class F
2019	$10.10	$0.14	$(0.18)	$(0.04)	$(0.16)	$(0.29)	$(0.45)	$9.61	(0.18)%	$472,129	1.44	%(2)	1.44	%(2)	2.38	%(2)	1.24%	315%
2018	10.11	0.07	0.14	0.21	(0.02)	(0.20)	(0.22)	10.10	2.11	509,559	1.41	(3)	1.41	(3)	2.41	(3)	0.72	266	(4)
2017	9.67	(0.01)	0.46	0.45	(0.01)	—	(0.01)	10.11	4.62	508,046	1.41	(5)	1.41	(5)	2.44	(5)	(0.12)	215	(4)
2016	9.60	0.09	0.23	0.32	(0.15)	(0.10)	(0.25)	9.67	3.40	573,752	1.12	(6)(7)	1.12	(6)(7)	2.39	(6)(7)	0.95	149
2015	10.05	0.19	(0.48)	(0.29)	(0.16)	—	(0.16)	9.60	(2.98)	527,792	0.49		0.49		2.08		1.88	35
Class Y
2019	$10.11	$0.13	$(0.15)	$(0.02)	$(0.19)	$(0.29)	$(0.48)	$9.61	(0.01)%	$9,821	1.20	%(8)	1.20	%(8)	2.15	%(8)	1.11%	315%
2018	10.12	0.10	0.14	0.24	(0.05)	(0.20)	(0.25)	10.11	2.36	5,951	1.16	(9)	1.16	(9)	2.16	(9)	0.95	266	(4)
2017	9.68	0.03	0.44	0.47	(0.03)	—	(0.03)	10.12	4.79	4,841	1.14	(10)	1.14	(10)	2.16	(10)	0.34	215	(4)
2016	9.60	—	0.36	0.36	(0.18)	(0.10)	(0.28)	9.68	3.77	1,352	0.96	(6)(11)	0.96	(6)(11)	2.18	(6)(11)	–	149
2015(12)	9.97	0.04	(0.41)	(0.37)	—	—	—	9.60	(3.71)	19	0.25		0.25		1.83		1.03	35
Multi-Asset Accumulation Fund
Class F
2019	$9.81	$0.08	$1.03	$1.11	$(0.27)	$(0.02)	$(0.29)	$10.63	11.94%	$2,659,785	1.17%		1.17%		1.30%		0.80%	63%
2018	10.01	0.06	0.24	0.30	—	(0.50)	(0.50)	9.81	2.93	2,655,399	1.17		1.17		1.29		0.64	11
2017	10.31	(0.01)	0.39	0.38	(0.07)	(0.61)	(0.68)	10.01	4.33	2,468,847	1.17		1.17		1.31		(0.12)	28
2016	9.53	(0.05)	1.10	1.05	—	(0.27)	(0.27)	10.31	11.36	2,076,240	1.19	(6)	1.19	(6)	1.35	(6)	(0.50)	55
2015	10.89	(0.09)	(0.28)	(0.37)	(0.11)	(0.88)	(0.99)	9.53	(3.98)	1,803,619	1.17		1.17		1.33		(0.85)	94
Class Y
2019	$9.88	$0.07	$1.06	$1.13	$(0.29)	$(0.02)	$(0.31)	$10.70	12.16%	$220,654	0.92%		0.92%		1.05%		0.66%	63%
2018	10.06	0.05	0.27	0.32	—	(0.50)	(0.50)	9.88	3.13	228,037	0.92		0.92		1.04		0.52	11
2017	10.36	—	0.41	0.41	(0.10)	(0.61)	(0.71)	10.06	4.55	237,569	0.92		0.92		1.06		(0.03)	28
2016	9.55	(0.03)	1.11	1.08	—	(0.27)	(0.27)	10.36	11.66	202,865	0.94	(6)	0.94	(6)	1.10	(6)	(0.33)	55
2015(13)	10.11	(0.08)	(0.48)	(0.56)	—	—	—	9.55	(5.54)	202,311	0.92		0.92		1.08		(1.04)	94

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.20%, 1.20%, and 2.14%.

(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.09%, 1.09%, and 2.09%.

(4)	The portfolio turnover rate in 2017 and 2018 have been changed from 37% to 215% and 373% to 266%, respectively.

(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.06%, 1.06%, and 2.09%.

(6)	The expense ratio includes proxy expenses outside of the cap.

(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.85%, 0.85%, and 2.12%.

(8)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.96%, 0.96%, and 1.91%.

(9)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.84%, 0.84% and 1.84%.

(10)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.79%, 0.79%, and 1.98%.

(11)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.69%, 0.69%, and 1.91%.

(12)	Commenced operations on April 30, 2015. All ratios for the period have been annualized.

(13)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—”are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	329

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Income Fund
Class F
2019	$10.61	$0.45	$0.41	$0.86	$(0.40)		$—	$(0.40)	$11.07	8.29%	$816,056	0.80%		0.80%		1.20%		4.15%	76%
2018	10.88	0.40	(0.24)	0.16	(0.34	)(2)	(0.09)	(0.43)	10.61	1.56	815,020	0.80		0.80		1.21		3.78	119
2017	10.56	0.48	0.24	0.72	(0.40)		—	(0.40)	10.88	6.90	813,767	0.80		0.80		1.21		4.47	77
2016	10.46	0.50	0.23	0.73	(0.53)		(0.10)	(0.63)	10.56	7.38	643,477	0.82	(3)(4)	0.82	(3)(4)	1.23	(3)(4)	4.85	72
2015	10.60	0.54	(0.19)	0.35	(0.44)		(0.05)	(0.49)	10.46	3.33	615,259	0.85	(5)	0.85	(5)	1.25	(5)	5.06	109
Class Y
2019	$10.61	$0.46	$0.41	$0.87	$(0.41)		$—	$(0.41)	$11.07	8.39%	$161,776	0.70%		0.70%		0.95%		4.25%	76%
2018	10.88	0.41	(0.24)	0.17	(0.35)	(2)	(0.09)	(0.44)	10.61	1.66	175,431	0.70		0.70		0.96		3.88	119
2017	10.56	0.49	0.24	0.73	(0.41)		—	(0.41)	10.88	7.00	166,980	0.70		0.70		0.96		4.60	77
2016	10.46	0.52	0.22	0.74	(0.54)		(0.10)	(0.64)	10.56	7.49	97,943	0.72	(3)(6)	0.72	(3)(6)	0.98	(3)(6)	5.08	72
2015(7)	10.62	0.45	(0.26)	0.19	(0.35)		—	(0.35)	10.46	1.81	33,224	0.76	(8)	0.76	(8)	1.00	(8)	5.60	109
Multi-Asset Inflation Managed Fund
Class F
2019	$8.49	$0.14	$(0.20)	$(0.06)	$(0.15)		$—	$(0.15)	$8.28	(0.62)%	$798,451	1.52	%(9)	1.52	%(9)	1.76	%(9)	1.68%	30%
2018	8.52	0.17	(0.08)	0.09	(0.12)		—	(0.12)	8.49	1.04	860,457	1.52	(9)	1.52	(9)	1.76	(9)	1.97	32
2017	8.80	0.09	(0.27)	(0.18)	(0.10)		—	(0.10)	8.52	(2.07)	821,191	1.33	(9)	1.33	(9)	1.56	(9)	1.01	68
2016	8.75	0.05	0.04	0.09	(0.04)		—	(0.04)	8.80	1.06	990,931	1.23	(3)(9)	1.23	(3)(9)	1.46	(3)(9)	0.59	73
2015	9.39	—	(0.64)	(0.64)	—		—	—	8.75	(6.82)	924,048	1.11	(10)	1.11	(10)	1.34	(10)	(0.05)	115
Class Y
2019	$8.50	$0.13	$(0.17)	$(0.04)	$(0.17)		$—	$(0.17)	$8.29	(0.35)%	$55,857	1.27	%(11)	1.27	%(11)	1.51	%(11)	1.56%	30%
2018	8.53	0.16	(0.05)	0.11	(0.14)		—	(0.14)	8.50	1.29	63,546	1.27	(11)	1.27	(11)	1.50	(11)	1.90	32
2017	8.82	0.10	(0.26)	(0.16)	(0.13)		—	(0.13)	8.53	(1.90)	68,506	1.08	(11)	1.08	(11)	1.32	(11)	1.13	68
2016	8.77	0.07	0.04	0.11	(0.06)		—	(0.06)	8.82	1.30	89,261	0.98	(3)(11)	0.98	(3)(11)	1.21	(3)(11)	0.79	73
2015(7)	8.96	0.04	(0.23)	(0.19)	—		—	—	8.77	(2.12)	83,248	0.92	(12)	0.92	(12)	1.15	(12)	0.53	115

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Includes return of capital of $0.02.

(3)	The expense ratio includes proxy expenses outside of the cap.

(4)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.21%.

(5)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80%, and 1.20%.

(6)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.96%.

(7)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(8)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.95%.

(9)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90%, and 1.14%.

(10)	The expense ratio includes interest and dividend expense. Had this expense been excluded the ratios would have been 0.95%, 0.95%, and 1.18%.

(11)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%, 0.65%, and 0.89%.

(12)	The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 0.70%, 0.70%, and 0.93%.

Amounts designated as “—”are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

330	SEI Institutional Managed Trust / Annual Report / September 30, 2019

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class F
2019	$10.05	$0.15	$0.24	$0.39	$(0.05)	$—	$(0.05)	$10.39	3.94%	$684,753	0.62%		0.62%		0.98%		1.45%	128%
2018	10.25	0.09	0.09	0.18	(0.20)	(0.18)	(0.38)	10.05	1.75	682,982	0.62		0.62		0.98		0.88	228
2017	10.14	—	0.18	0.18	(0.02)	(0.05)	(0.07)	10.25	1.78	694,247	0.62		0.62		0.98		0.02	159
2016	10.11	(0.01)	0.16	0.15	—	(0.12)	(0.12)	10.14	1.47	658,185	0.64	(2)	0.64	(2)	1.00	(2)	(0.07)	234
2015	10.25	(0.04)	0.09	0.05	—	(0.19)	(0.19)	10.11	0.57	565,709	0.62		0.62		0.98		(0.39)	227
Class Y
2019	$10.07	$0.16	$0.24	$0.40	$(0.06)	$—	$(0.06)	$10.41	4.04%	$47,957	0.52%		0.52%		0.73%		1.55%	128%
2018	10.27	0.10	0.09	0.19	(0.21)	(0.18)	(0.39)	10.07	1.84	44,681	0.52		0.52		0.73		0.97	228
2017	10.16	0.01	0.17	0.18	(0.02)	(0.05)	(0.07)	10.27	1.88	50,346	0.52		0.52		0.73		0.11	159
2016	10.12	—	0.16	0.16	—	(0.12)	(0.12)	10.16	1.57	51,496	0.54	(2)	0.54	(2)	0.75	(2)	0.02	234
2015(3)	10.06	(0.02)	0.08	0.06	—	—	—	10.12	0.60	50,662	0.52		0.52		0.74		(0.30)	227

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside of the cap.

(3)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

Amounts designated as “—”are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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September 30, 2019

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 funds: Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index (commenced operations on January 31, 2018), Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, and Multi-Asset Capital Stability (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds.

The Dynamic Commodity Strategy Subsidiary, Ltd., the Accumulation Commodity Strategy Subsidiary, Ltd. and the Inflation Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class F shares of the Funds and Class Y shares of the Funds except for the Large Cap Index and S&P 500 Index Funds; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund’s prospectus provides a description of its investment goal and its principal investment strategies and risks.

On January 25, 2018, the Trust’s Board of Trustees approved the merger of Class E shares and Class Y shares into Class F shares of the S&P 500 Index Fund effective April 20, 2018.

The Long/Short Alternative Fund liquidated all assets on September 26, 2019. The Enhanced Income Fund Liquidated all assets on May 13, 2019.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

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If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate,

as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance

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September 30, 2019

of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The Global Managed Volatility Fund and the Tax-Managed International Managed Volatility Fund both use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation

334	SEI Institutional Managed Trust / Annual Report / September 30, 2019

model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended September 30, 2019, there have been no significant changes to the Trust’s fair valuation methodologies.

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements —Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements —To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/

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September 30, 2019

losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund, Multi-Asset Inflation Managed and Dynamic Asset Allocation Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. A Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation, Multi-Asset Inflation Managed, and Dynamic Asset Allocation Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2019, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes

336	SEI Institutional Managed Trust / Annual Report / September 30, 2019

as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2019, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing —To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that

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September 30, 2019

they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2019, if applicable.

Securities Sold Short —To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2019, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net

338	SEI Institutional Managed Trust / Annual Report / September 30, 2019

payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2019, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market.

The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit

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September 30, 2019

from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at September 30, 2019. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — At September 30, 2019, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board.

The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2019, were as follows:

340	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	145,600	8/10/06	8/10/06	$—	$58	—%

High Yield Bond Fund
Aventine (Escrow Security)	$ 2,750	11/30/10	11/30/10	$—	$—	—%
CUI Acquisition	3	8/27/14	8/27/14	270	—	—%

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate and Real Return Funds; are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability, and Dynamic Asset Allocation; are declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Multi-Asset Income and Multi-Asset Capital Stability Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Directors”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Directors have oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the

SEI Institutional Managed Trust / Annual Report / September 30, 2019	341

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2019, the High Yield Bond Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund and the Multi-Asset Inflation Managed Fund are the buyers (“receiving protection”) on a total notional amount of $17.9 million, $13.6 million, $16.9 million and $20.8 million, respectively. As of September 30, 2019, the Core Fixed Income Fund, High Yield Bond Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the sellers (“providing protection”) on a total notional amount of $44.7 million, $9.9 million, $4.1 million, $136.1 million, $19.0 million and $31.7 million, respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur.

Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$1,459,999	$1,459,999
Maximum potential amount of future payments	-	-	-	44,716,000	44,716,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
HIGH YIELD BOND FUND WRITTEN CREDIT DERIVATIVE CONTRACTS		SINGLE NAME CDS	CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$657,573	$657,573
Maximum potential amount of future payments	-	-	-	9,906,000	9,906,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

342	SEI Institutional Managed Trust / Annual Report / September 30, 2019

MULTI-STRATEGY ALTERNATIVE FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$(17,465)	$-	$-	$(17,465)
Maximum potential amount of future payments	-	4,124,000	-	-	4,124,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-ASSET INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$3,853	$411,690	$-	$2,832,048	$3,247,591
Maximum potential amount of future payments	1,750,000	33,820,000	-	100,560,000	136,130,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-ASSET INFLATION MANAGED FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$(1,372,849)	$-	$(1,372,849)
Maximum potential amount of future payments	-	-	18,977,000	-	18,977,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-
MULTI-ASSET CAPITAL STABILITY FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$-	$-	$-	$1,307,931	$1,307,931
Maximum potential amount of future payments	-	-	-	31,841,748	31,841,748
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection) [1]	-	-	-	-	-
Collateral held by the Fund can obtain upon occurrence of triggering event	-	-	-	-	-

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$39,370,000	$-	$39,370,000
101-200	-	-	-	-	-	-
201-300	-	-	-	-	-	-
301-400	-	-	5,346,000	-	-	5,346,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$5,346,000	$39,370,000	$-	$44,716,000

SEI Institutional Managed Trust / Annual Report / September 30, 2019	343

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

HIGH YIELD BOND FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	-	-
201-300	-	-	9,906,000	-	-	9,906,000
301-400	-	-	-	-	-	-
> than 400	-	-	-	-	-	-
Total	$-	$-	$9,906,000	$-	$-	$9,906,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-STRATEGY ALTERNATIVE FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	2,838,000	-	-	2,838,000
201-300	-	-	632,000	-	-	632,000
301-400	-	-	654,000	-	-	654,000
> than 400	-	-	-	-	-	-
Total	$-	$-	$4,124,000	$-	$-	$4,124,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$69,405,000	$38,780,000	$-	$108,185,000
101-200	-	-	2,385,000	-	-	2,385,000
201-300	-	-	19,360,000	-	-	19,360,000
301-400	-	-	-	6,150,000	-	6,150,000
> than 400	-	-	50,000	-	-	50,000
Total	$-	$-	$91,200,000	$44,930,000	$-	$136,130,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$-	$-	$-
101-200	-	-	-	-	1,305,000	1,305,000
201-300	-	-	-	-	-	-
301-400	-	-	-	-	1,934,000	1,934,000
> than 400	-	-	-	-	15,738,000	15,738,000
Total	$-	$-	$-	$-	$18,977,000	$18,977,000

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM

MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$5,880,000	$15,650,000	$-	$21,530,000
101-200	-	-	-	-	-	-
201-300	-	-	1,864,248	-	-	1,864,248
301-400	-	-	8,447,500	-	-	8,447,500
> than 400	-	-	-	-	-	-
Total	$-	$-	$16,191,748	$15,650,000	$-	$31,841,748

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

344	SEI Institutional Managed Trust / Annual Report / September 30, 2019

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2019 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Global Managed Volatility Fund

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$29*	Net Assets — Unrealized depreciation on futures contracts	$79*

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,256	Unrealized loss on forward foreign currency contracts	117

Total Derivatives not accounted for as hedging instruments		$2,285		$196

Core Fixed Income Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$6,388*	Net Assets — Unrealized depreciation on futures contracts	$3,894*

	Net Assets — Unrealized appreciation on swap contracts	6,363†	Net Assets — Unrealized depreciation on swap contracts	18,237†

	Options purchased, at value	1,869	Options written, at value	1,216

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,716	Unrealized loss on forward foreign currency contracts	3,150

	Options purchased, at value	354	Options written, at value	—

Credit contracts	Net Assets — Unrealized appreciation on swap contracts	130†	Net Assets — Unrealized depreciation on swap contracts	2†

Total Derivatives not accounted for as hedging instruments		$17,820		$26,499

Dynamic Asset Allocation Fund

Interest rate contracts	Swaptions purchased, at value	$2,093	Swaptions written, at value	$—

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	72*

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	7,020	Unrealized loss on forward foreign currency contracts	2,274

Total Derivatives not accounted for as hedging instruments		$9,113		$2,346

Multi-Strategy Alternative Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—*	Net Assets — Unrealized depreciation on futures contracts	$10*

	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	110†

Equity contracts	Options purchased, at value	585	Options written, at value	194

	Swaptions purchased, at value	2	Swaptions written, at value	—

	Net Assets — Unrealized appreciation on futures contracts	9*	Net Assets — Unrealized depreciation on futures contracts	—*

	Net Assets — Unrealized appreciation on swap contracts	108†	Net Assets — Unrealized depreciation on swap contracts	40†

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	169	Unrealized loss on forward foreign currency contracts	110

Credit contracts	Net Assets — Unrealized appreciation on swap contracts	88†	Net Assets — Unrealized depreciation on swap contracts	137†

Total Derivatives not accounted for as hedging instruments		$961		$601

SEI Institutional Managed Trust / Annual Report / September 30, 2019	345

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Multi-Asset Accumulation Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$5,646*	Net Assets — Unrealized depreciation on futures contracts	$22,289*

	Net Assets — Unrealized appreciation on swap contracts	3,184†	Net Assets — Unrealized depreciation on swap contracts	337†

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	4,204*	Net Assets — Unrealized depreciation on futures contracts	14,830*

	Net Assets — Unrealized appreciation on swap contracts	999†	Net Assets — Unrealized depreciation on swap contracts	219†

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	11,798	Unrealized loss on forward foreign currency contracts	3,684

Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	7,069*	Net Assets — Unrealized depreciation on futures contracts	5,689*

	Net Assets — Unrealized appreciation on swap contracts	594†	Net Assets — Unrealized depreciation on swap contracts	9†

Total Derivatives not accounted for as hedging instruments		$33,494		$47,057

Multi-Asset Income Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	912*	Net Assets — Unrealized depreciation on futures contracts	1,694*

	Options purchased, at value	13	Options written, at value	2

	Net Assets — Unrealized appreciation on swap contracts	997†	Net Assets — Unrealized depreciation on swap contracts	3,864†

Equity contracts	Options purchased, at value	98	Options written, at value	1,154

	Net Assets — Unrealized appreciation on futures contracts	—*	Net Assets — Unrealized depreciation on futures contracts	357*

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,608	Unrealized loss on forward foreign currency contracts	951

	Options purchased, at value	565	Options written, at value	185

Credit contracts	Net Assets — Unrealized appreciation on swap contracts	501†	Net Assets — Unrealized depreciation on swap contracts	169†

Total Derivatives not accounted for as hedging instruments		4,694		8,376

Multi-Asset Inflation Managed Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$461*	Net Assets — Unrealized depreciation on futures contracts	$28*

	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	2,203†

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	261*	Net Assets — Unrealized depreciation on futures contracts	—*

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	313	Unrealized loss on forward foreign currency contracts	386

Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	3,725*	Net Assets — Unrealized depreciation on future contracts	1,679*

	Net Assets — Unrealized appreciation on swap contracts	28†	Net Assets — Unrealized depreciation on swap contracts	1,022†

	Options purchased, at value	410	Options written, at value	483

Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	571†	Net Assets — Unrealized depreciation on swaps contracts	631†

Total Derivatives not accounted for as hedging instruments		$5,769		$6,432

346	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Multi-Asset Capital Stability Fund

Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$63*	Net Assets — Unrealized depreciation on futures contracts	$1,032*

	Net Assets — Unrealized appreciation on swap contracts	1,174†	Net Assets — Unrealized depreciation on swap contracts	1†

	Swaptions purchased, at value	4	Swaptions written, at value	—

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	308*	Net Assets — Unrealized depreciation on futures contracts	705*

	Options purchased, at value	78	Options written, at value	21

Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,551	Unrealized loss on forward foreign currency contracts	961

	Options purchased, at value	70	Options written, at value	—

Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	118†

Total Derivatives not accounted for as hedging instruments		$3,248		$2,838

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year ended September 30, 2019:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$213	$—	$—	$213
Foreign exchange contracts	—	—	—	15,929	—	15,929
Total	$—	$—	$213	$15,929	$—	$16,142
Core Fixed Income Fund
Interest rate contracts	$6,036	$—	$16,034	$—	$(2,875)	$19,195
Equity contracts	—	—	2,654	—	—	2,654
Foreign exchange contracts	(581)	—	42	1,712	—	1,173
Credit contracts	—	—	—	—	2,513	2,513
Total	$5,455	$—	$18,730	$1,712	$(362)	$25,535
High Yield Bond Fund
Credit contracts	$—	$—	$—	$—	$(685)	$(685)
Total	$—	$—	$—	$—	$(685)	$(685)
Dynamic Asset Allocation Fund
Equity contracts	$—	$—	$(12,359)	$—	$(20)	$(12,379)
Foreign exchange contracts	(469)	—	—	4,642	—	4,173
Commodity contracts	—	—	—	—	(7,222)	(7,222)
Total	$(469)	$—	$(12,359)	$4,642	$(7,242)	$(15,428)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	347

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)
September 30, 2019

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$(223)	$(223)
Equity contracts	(1,003)	—	43	—	440	(520)
Interest rate contracts	—	—	(114)	—	(101)	(215)
Foreign exchange contracts	—	—	—	(588)	—	(588)
Total	$(1,003)	$—	$(71)	$(588)	$116	$(1,546)
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$1,697	$—	$(98)	$1,599
Interest rate contracts	—	—	257,472	—	17,849	275,321
Foreign exchange contracts	—	—	8,313	42,500	—	50,813
Commodity contracts	—	—	(33,193)	—	(1,024)	(34,217)
Total	$—	$—	$234,289	$42,500	$16,727	$293,516
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$3,281	$3,281
Equity contracts	(4,980)	—	2,401	—	—	(2,579)
Interest rate contracts	(648)	—	13,157	—	(841)	11,668
Foreign exchange contracts	(236)	—	—	2,825	—	2,589
Total	$(5,864)	$—	$15,558	$2,825	$2,440	$14,959
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$203	$203
Equity contracts	—	—	(562)	—	—	(562)
Interest rate contracts	—	—	(4,868)	—	(288)	(5,156)
Foreign exchange contracts	—	—	—	(283)	—	(283)
Commodity contracts	(402)	—	(16,749)	—	(3,626)	(20,777)
Total	$(402)	$—	$(22,179)	$(283)	$(3,711)	$(26,575)
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$418	$418
Equity contracts	(196)	—	(3,033)	—	—	(3,229)
Interest rate contracts	—	(1,219)	10,066	—	2,478	11,325
Foreign exchange contracts	143	—	—	(1,331)	—	(1,188)
Total	$(53)	$(1,219)	$7,033	$(1,331)	$2,896	$7,326
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$(56)	$—	$—	$(56)
Foreign exchange contracts	—	—	—	(819)	—	(819)
Total	$—	$—	$(56)	$(819)	$—	$(875)
Core Fixed Income Fund
Credit contracts	$—	$—	$—	$—	$(461)	$(461)
Interest rate contracts	406	—	2,905	—	(10,593)	(7,282)
Foreign exchange contracts	—	(18)	—	330	—	312
Total	$406	$(18)	$2,905	$330	$(11,054)	$(7,431)
High Yield Bond Fund
Interest rate contracts	$—	$—	$—	$—	$199	$199
Credit contracts	—	—	—	—	(127)	(127)
Total	$—	$—	$—	$—	$72	$72

348	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Derivatives Not Accounted for as Hedging Instruments	Options	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
Dynamic Asset Allocation Fund
Equity contracts	$—	$—	$(104)	$—	$2,093	$1,989
Interest rate contracts	—	2	—	—	—	2
Foreign exchange contracts	—	—	—	7,672	—	7,672
Commodity contracts	—	—	—	—	(842)	(842)
Total	$—	$2	$(104)	$7,672	$1,251	$8,821
Multi-Strategy Alternative Fund
Credit contracts	$—	$—	$—	$—	$(86)	$(86)
Equity contracts	67	(17)	11	—	206	267
Interest rate contracts	—	—	1	—	(355)	(354)
Foreign exchange contracts	—	—	—	292	—	292
Total	$67	$(17)	$12	$292	$(235)	$119
Multi-Asset Accumulation Fund
Equity contracts	$—	$—	$(24,988)	$—	$(1,780)	$(26,768)
Interest rate contracts	—	—	6,623	—	3,082	9,705
Foreign exchange contracts	—	—	—	2,493	—	2,493
Commodity contracts	—	—	(3,174)	—	622	(2,552)
Total	$—	$—	$(21,539)	$2,493	$1,924	$(17,122)
Multi-Asset Income Fund
Credit contracts	$—	$—	$—	$—	$96	$96
Equity contracts	1,214	—	(527)	—	—	687
Interest rate contracts	9	—	892	—	(3,093)	(2,192)
Foreign exchange contracts	347	—	—	474	—	821
Total	$1,570	$—	$365	$474	$(2,997)	$(588)
Multi-Asset Inflation Managed Fund
Credit contracts	$—	$—	$—	$—	$519	$519
Equity contracts	—	—	388	—	—	388
Interest rate contracts	—	—	(272)	—	(4,102)	(4,374)
Foreign exchange contracts	—	—	—	(397)	—	(397)
Commodity contracts	(37)	—	2,467	—	(1,047)	1,383
Total	$(37)	$—	$2,583	$(397)	$(4,630)	$(2,481)
Multi-Asset Capital Stability Fund
Credit contracts	$—	$—	$—	$—	$(189)	$(189)
Equity contracts	97	—	(1,403)	—	—	(1,306)
Interest rate contracts	—	(91)	70	—	1,101	1,080
Foreign exchange contracts	129	—	—	(1,739)	—	(1,610)
Total	$226	$(91)	$(1,333)	$(1,739)	$912	$(2,025)

The following table discloses the volume of the Fund’s futures contracts, option contracts, forward foreign currency contracts, swap contracts and swaption contracts activity during the year ended September 30, 2019 ($ Thousands):

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$17,170	$14,695	$10,187	$9,840	$11,439
Ending Notional Balance Long	8,707	12,508	9,894	15,851	–

SEI Institutional Managed Trust / Annual Report / September 30, 2019	349

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

			S&P 500 Index Fund	Small Cap Value Fund	Small Cap Growth Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long			$–	$–	$–
Ending Notional Balance Long			–	–	–
Equity Contracts
Average Notional Balance Long			11,240	4,763	721
Ending Notional Balance Long			10,822	4,840	2,885

		U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long		$24,143	$8,739	$9,462	$5,930
Ending Notional Balance Long		24,369	9,801	5,872	4,185
Interest Contracts
Average Notional Balance Long		–	1,141	–	2,666
Ending Notional Balance Long		–	1,438	–	2,604
Forward Foreign Currency Contracts:
Average Notional Balance Long		–	350,032	–	–
Average Notional Balance Short		–	350,958	–	–
Ending Notional Balance Long		–	345,249	–	–
Ending Notional Balance Short		–	343,110	–	–

	Core Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$–	$–	$–	$463,119
Average Notional Balance Short	–	–	–	–	719
Ending Notional Balance Long	–	–	–	–	452,091
Ending Notional Balance Short	–	–	–	–	2,874
Equity Contracts
Average Notional Balance Long	–	–	78,164	–	1,083,267
Average Notional Balance Short	–	–	64,511	909	–
Ending Notional Balance Long	–	–	8,859	–	1,263,937
Ending Notional Balance Short	–	–	–	903	–
Interest Contracts
Average Notional Balance Long	1,282,965	–	–	601	3,597,235
Average Notional Balance Short	607,632	–	–	283	–
Ending Notional Balance Long	1,075,599	–	–	660	3,925,424
Ending Notional Balance Short	713,659	–	–	–	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	147,115	–	315,145	26,429	1,088,568
Average Notional Balance Short	147,257	–	312,727	26,453	1,085,649
Ending Notional Balance Long	166,967	–	400,406	27,178	1,145,427
Ending Notional Balance Short	167,402	–	395,660	27,117	1,137,313
Swaps:
Total Return Contracts
Average Notional Balance Long	–	–	–	2,988	–
Average Notional Balance Short	–	–	–	2,346	–
Ending Notional Balance Long	–	–	–	4,877	–
Credit Contracts
Average Notional Balance Long	2,150	8,997	–	11,798	–
Average Notional Balance Short	75,212	9,992	–	4,072	–
Ending Notional Balance Long	–	17,904	–	13,457	–
Ending Notional Balance Short	44,716	9,906	–	4,124	–

350	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	Core Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund
Swaps: (continued)
Interest Contracts
Average Notional Balance	495,169	–	–	10,170	615,280
Ending Notional Balance	466,099	–	–	28,576	786,394
Equity Contracts
Average Notional Balance Long	–	–	–	4,487	144,325
Average Notional Balance Short	–	–	–	3,330	–
Ending Notional Balance Long	–	–	–	5,168	166,983
Ending Notional Balance Short	–	–	–	1,719	–
Commodity Contracts
Average Notional Balance Long	–	–	–	–	17,525
Average Notional Balance Short	–	–	–	–	–
Ending Notional Balance Long	–	–	–	–	14,003
Ending Notional Balance Short	–	–	–	–	–
Options:
Equity
Average Notional Balance Long†	–	–	–	769	–
Average Notional Balance Short†	–	–	–	146	–
Ending Notional Balance Long†	–	–	–	834	–
Ending Notional Balance Short†	–	–	–	278	–
Interest
Average Notional Balance Long†	818	–	2,357	–	–
Average Notional Balance Short†	1,027	–	–	–	–
Ending Notional Balance Long†	1,933	–	2,357	–	–
Ending Notional Balance Short†	1,439	–	–	–	–
Currency
Average Notional Balance Long†	209	–	–	–	–
Average Notional Balance Short†	9	–	–	–	–
Ending Notional Balance Long†	313	–	–	–	–
Credit
Average Notional Balance Long†	–	–	–	5	–
Ending Notional Balance Long†	–	–	–	19	–

	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
Futures Contracts:
Commodity Contracts
Average Notional Balance Long	$–	$129,097	$–
Average Notional Balance Short	–	19,040	–
Ending Notional Balance Long	–	123,976	–
Ending Notional Balance Short	–	12,291	–
Equity Contracts
Average Notional Balance Long	37,805	–	97,527
Average Notional Balance Short	–	38,002	3,043
Ending Notional Balance Long	39,078	–	92,526
Ending Notional Balance Short	–	37,715	954
Interest Contracts
Average Notional Balance Long	287,912	7,964	146,741
Average Notional Balance Short	115,212	95,434	31,744
Ending Notional Balance Long	280,478	1,269	138,371
Ending Notional Balance Short	116,721	104,999	31,890
Forward Foreign Currency Contracts:
Average Notional Balance Long	102,600	46,199	214,268
Average Notional Balance Short	102,290	46,443	214,794
Ending Notional Balance Long	138,973	42,703	231,784
Ending Notional Balance Short	138,315	42,780	231,197
Swaps:
Total Return Contracts
Average Notional Balance Long	–	39,404	–
Ending Notional Balance Long	–	46,285	–

SEI Institutional Managed Trust / Annual Report / September 30, 2019	351

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
Swaps: (continued)
Credit Contracts
Average Notional Balance Long	16,344	21,589	–
Average Notional Balance Short	115,819	18,964	26,588
Ending Notional Balance Long	19,078	20,846	–
Ending Notional Balance Short	136,130	18,977	31,842
Interest Contracts
Average Notional Balance	88,545	168,045	21,922
Ending Notional Balance	155,505	243,267	24,083
Options:
Commodity
Average Notional Balance Long†	–	288	–
Average Notional Balance Short†	–	168	–
Ending Notional Balance Long†	–	394	–
Ending Notional Balance Short†	–	338	–
Equity
Average Notional Balance Long†	248	–	143
Average Notional Balance Short†	2,648	–	83
Ending Notional Balance Long†	288	–	100
Ending Notional Balance Short†	2,332	–	–
Interest
Average Notional Balance Long†	10	–	100
Average Notional Balance Short†	14	–	59
Ending Notional Balance Long†	13	–	120
Ending Notional Balance Short†	14	–	26
Currency
Average Notional Balance Long†	177	–	54
Average Notional Balance Short†	147	–	121
Ending Notional Balance Long†	251	–	10
Ending Notional Balance Short†	266	–	119

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant

352	SEI Institutional Managed Trust / Annual Report / September 30, 2019

clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2019 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability

	Purchased	Swap			Written	Swap
Fund	Options	Futures	Agreements	Total	Options	Futures	Agreements	Total

Large Cap Fund	$ —	$ 55	$ —	$ 55	$ —	$ —	$ —	$ —

Large Cap Value Fund	—	73	—	73	—	—	—	—

Large Cap Growth Fund	—	52	—	52	—	—	—	—

Large Cap Index Fund	—	80	—	80	—	—	—	—

S&P 500 Index Fund	—	53	—	53	—	—	—	—

Small Cap Value Fund	—	3	—	3	—	—	—	—

Small Cap Growth Fund	—	2	—	2	—	—	—	—

U.S. Managed Volatility Fund	—	120	—	120	—	—	—	—

Global Managed Volatility Fund	—	47	—	47	—	6	—	6

Tax-Managed Managed Volatility Fund	—	28	—	28	—	—	—	—

Tax-Managed International Managed Volatility Fund	—	19	—	19	—	13	—	13

Core Fixed Income Fund	1,869	239	357	2,465	1,216	339	85	1,640

High Yield Bond Fund	—	—	—	—	—	—	46	46

Dynamic Asset Allocation Fund	—	43	—	43	—	—	—	—

Multi-Strategy Alternative Fund	585	—	9	594	194	5	10	209

Multi-Asset Accumulation Fund	—	6,730	8	6,738	—	11,581	178	11,759

Multi-Asset Income Fund	676	244	87	1,007	1,341	125	139	1,605

Multi-Asset Inflation Managed Fund	410	1,059	6	1,475	483	2,263	17	2,763

Multi-Asset Capital Stability Fund	148	467	31	646	21	139	91	251

Total Exchange-Traded or Centrally Cleared	$3,688	$9,314	$498	$13,500	$3,255	$14,471	$566	$18,292

Securities with an aggregate market value of $40,879

($ Thousands) have been pledged and $250,727 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2019.

The table below summarizes the collateral pledged by Fund:

	Securities at Aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)

Large Cap Fund	$–	$461	$461

Large Cap Value Fund	–	534	534

Large Cap Growth Fund	–	441	441

Large Cap Index Fund	–	660	660

S&P 500 Index Fund	–	454	454

Small Cap Value Fund	–	202	202

Small Cap Growth Fund	–	120	120

U.S. Managed Volatility Fund	–	1,027	1,027

Global Managed Volatility Fund	–	532	532

Tax-Managed Managed Volatility Fund	–	239	239

	Securities at Aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)

Tax-Managed International Managed Volatility Fund	–	349	349

Core Fixed Income Fund	3,081	9,939	13,020

High Yield Bond Fund	–	1,131	1,131

Dynamic Asset Allocation Fund	–	372	372

Multi-Strategy Alternative Fund	–	11,718	11,718

Multi-Asset Accumulation Fund	37,798	166,358	204,156

Multi-Asset Income Fund	–	36,529	36,529

Multi-Asset Inflation Managed Fund	–	9,040	9,040

Multi-Asset Capital Stability Fund	–	10,621	10,621

Total	$40,879	$250,727	$291,606

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under

SEI Institutional Managed Trust / Annual Report / September 30, 2019	353

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2019 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities

Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Brown Brothers Harriman	$ 2,256	$ —	$ —	$ 2,256	$ (117)	$ —	$ —	$ —	$ (117)	$ 2,139	$ —	$ 2,139

Total Over the Counter	$ 2,256	$ —	$ —	$ 2,256	$ (117)	$ —	$ —	$ —	$ (117)

	Financial Derivative Assets				Financial Derivative Liabilities

Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Citigroup	$ 1,195	$ 354	$ 739	$ 2,288	$ (3,150)	$ —	$ —	$ —	$ (3,150)	$ (862)	$ —	$ (862)
BNP Paribas	843	—	—	843	—	—	—	—	—	843	—	843
Goldman Sachs	678	—	—	678	—	—	—	—	—	678	—	678

Total Over the Counter	$ 2,716	$ 354	$ 739	$ 3,809	$ (3,150)	$ —	$ —	$ —	$ (3,150)

	Financial Derivative Assets				Financial Derivative Liabilities

Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 2	$ 2,093	$ —	$ 2,095	$ (112)	$ —	$ —	$ —	$ (112)	$ 1,983	$ (1,983)	$ —
Barclays PLC	—	—	—	—	(759)	—	—	—	(759)	(759)	—	(759)
Citigroup	—	—	—	—	(3)	—	—	—	(3)	(3)	—	(3)
JPMorgan Chase Bank	6,663	—	—	6,663	(1,400)	—	—	—	(1,400)	5,263	—	5,263
RBC	173	—	—	173	—	—	—	—	—	173	—	173
Standard Chartered	182	—	—	182	—	—	—	—	—	182	—	182

Total Over the Counter	$ 7,020	$ 2,093	$ —	$ 9,113	$ (2,274)	$ —	$ —	$ —	$ (2,274)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Strategy Alternative Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ 15	$ 15	$ —	$ —	$ —	$ —	$ —	$ 15	$ —	$ 15
Barclays PLC	60	—	—	60	(22)	—	—	—	(22)	38	(38)	—
Deutsche Bank	79	—	648	727	(5)	—	(21)	—	(26)	701	—	701
JPMorgan Chase Bank	2	2	—	4	(22)	—	—	—	(22)	(18)	18	—
Merrill Lynch	9	—	—	9	(28)	—	—	—	(28)	(19)	19	—
Morgan Stanley	19	—	27	46	(33)	—	(19)	—	(52)	(6)	—	(6)

Total Over the Counter	$ 169	$ 2	$ 690	$ 861	$ (110)	$ —	$ (40)	$ —	$ (150)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ —	$ —	$ 483	$ 483	$ —	$ —	$ (90)	$ —	$ (90)	$ 393	$ (393)	$ —
Barclays PLC	1,968	—	—	1,968	—	—	—	—	—	1,968	—	1,968
BNP Paribas	302	—	—	302	—	—	—	—	—	302	—	302

354	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Brown Brothers Harriman	44	—	—	44	—	—	—	—	—	44	—	44

Citigroup	4,667	—	427	5,094	(1,822)	—	(8)	—	(1,830)	3,264	(3,264)	—

JPMorgan Chase Bank	4,753	—	523	5,276	(1,862)	—	(78)	—	(1,940)	3,336	(3,336)	—

Merrill Lynch	—	—	160	160	—	—	(52)	—	(52)	108	—	108

State Street	64	—	—	64	—	—	—	—	—	64	—	64

Total Over the Counter	$ 11,798	$ —	$ 1,593	$ 13,391	$ (3,684)	$ —	$ (228)	$ —	$ (3,912)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Bank of America	$ 5	$ —	$ —	$ 5	$ —	$ —	$ —	$ —	$ —	$ 5	$ —	$ 5

Barclays PLC	298	—	—	298	(205)	—	—	—	(205)	93	—	93

BNP Paribas	31	—	—	31	(13)	—	—	—	(13)	18	—	18

BT Brokerage	164	—	—	164	—	—	—	—	—	164	—	164

Citibank	—	—	14	14	—	—	(31)	—	(31)	(17)	—	(17)

Citigroup	657	6	—	663	(372)	—	—	—	(372)	291	—	291

JPMorgan Chase Bank	453	—	3	456	(358)	—	—	—	(358)	98	—	98

Standard Bank	—	—	—	—	(3)	—	—	—	(3)	(3)	—	(3)

Total Over the Counter	$ 1,608	$ 6	$ 17	$ 1,631	$ (951)	$ —	$ (31)	$ —	$ (982)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Inflation Managed Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Barclays PLC	$ 21	$ —	$ —	$ 21	$ (146)	$ —	$ —	$ —	$ (146)	$ (125)	$ —	$ (125)

BNP Paribas	—	—	—	—	(4)	—	—	—	(4)	(4)	—	(4)

Brown Brothers Harriman	34	—	—	34	(63)	—	—	—	(63)	(29)	—	(29)

CGG	—	—	—	—	—	—	(21)	—	(21)	(21)	—	(21)

Chase Securities	—	—	—	—	—	—	—	(221,962)	(221,962)	(221,962)	221,419	(543)

Citigroup	45	—	126	171	(56)	—	(610)	—	(666)	(495)	—	(495)

Credit Suisse	—	—	3	3	—	—	(125)	—	(125)	(122)	—	(122)

Deutsche Bank	11	—	—	11	—	—	(284)	—	(284)	(273)	—	(273)

Goldman Sachs	—	—	—	—	(9)	—	(371)	—	(380)	(380)	—	(380)

JPMorgan Chase	18	—	—	18	—	—	(82)	—	(82)	(64)	—	(64)

Macquarie Bank Limited	—	—	28	28	—	—	(367)	—	(367)	(339)	339	—

Merrill Lynch	—	—	—	—	—	—	(374)	—	(374)	(374)	—	(374)

Morgan Stanley	—	—	—	—	(108)	—	—	—	(108)	(108)	108	—

RBS	184	—	—	184	—	—	—	—	—	184	—	184

Societe Generale	—	—	—	—	—	—	(281)	—	(281)	(281)	—	(281)

Total Over the Counter	$ 313	$ —	$ 157	$ 470	$ (386)	$ —	$ (2,515)	$ (221,962)	$ (224,863)

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

ANZ	$ 1	$ —	$ —	$ 1	$ (19)	$ —	$ —	$ —	$ (19)	$ (18)	$ —	$ (18)

Bank of America	75	—	—	75	(99)	—	—	—	(99)	(24)	—	(24)

Barclays PLC	53	—	—	53	(92)	—	—	—	(92)	(39)	—	(39)

BNP Paribas	41	—	—	41	(65)	—	—	—	(65)	(24)	—	(24)

SEI Institutional Managed Trust / Annual Report / September 30, 2019	355

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

	Financial Derivative Assets				Financial Derivative Liabilities

Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Brown Brothers Harriman	152	—	—	152	(74)	—	—	—	(74)	78	—	78
Citigroup	60	—	—	60	(62)	—	—	—	(62)	(2)	—	(2)
Credit Suisse	61	—	—	61	(19)	—	—	—	(19)	42	—	42
Deutsche Bank	24	—	—	24	—	—	—	—	—	24	—	24
Goldman Sachs	60	—	—	60	(86)	—	—	—	(86)	(26)	—	(26)
HSBC	30	—	—	30	(119)	—	—	—	(119)	(89)	—	(89)
JPMorgan Chase Bank	49	—	—	49	(27)	—	—	—	(27)	22	—	22
Morgan Stanley	39	—	—	39	(170)	—	—	—	(170)	(131)	6	(125)
RBS	869	—	—	869	(47)	—	—	—	(47)	822	—	822
Standard Bank	24	—	—	24	(55)	—	—	—	(55)	(31)	—	(31)
UBS	13	—	—	13	(27)	—	—	—	(27)	(14)	—	(14)
Total Over the Counter	$ 1,551	$ —	$ —	$ 1,551	$ (961)	$ —	$ —	$ —	$ (961)

(1)

Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Securities with an aggregate market value of $260,133 ($ Thousands) have been pledged and $46,188 ($ Thousands) in cash as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the

Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2019 ($ Thousands)	% of Total Net Assets at September 30, 2019
Dynamic Commodity Strategy Subsidiary, Ltd.	March 28, 2018	$ 32,092	4.0%
Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	463,790	16.1%
Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	156,145	18.3%

356	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	Dynamic Commodity Strategy Subsidiary, Ltd. ($ Thousands)	Accumulation Commodity Strategy, Ltd. ($ Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($ Thousands)
Net Investment Income:
Investment Income	$395	$9,594	$3,778
Net Realized Gain (Loss) on:
Investments	(174)	(1,017)	(7)
Futures Contracts	—	(48,619)	(16,749)
Swap Contracts	(7,222)	(1,099)	(3,626)
Options	—	—	(402)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	699	5,386	78
Futures Contracts	—	(6,413)	2,468
Swap Contracts	(842)	621	(1,047)
Options	—	—	(37)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—

Total gains and losses attributed to the Funds’ investment in Subsidiaries	$(7,144)	$(41,547)	$(15,544)

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (“the Distributor”) is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for the S&P 500 Index Fund and the Core Fixed Income Fund until January 31, 2021, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of each Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating expenses if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The agreements may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers

SEI Institutional Managed Trust / Annual Report / September 30, 2019	357

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

358	SEI Institutional Managed Trust / Annual Report / September 30, 2019

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each fund:

		Shareholder		Voluntary
	Advisory	Servicing	Administrative	Expense
	Fees	Fee	Servicing Fee	Limitation
Large Cap Fund
Class F	0.3900%	0.25%	–	0.89%
Class Y	0.3900%	–	–	0.64%
Large Cap Value Fund
Class F	0.3500%	0.25%	–	0.89%
Class I	0.3500%	0.25%	0.25%	1.11%
Class Y	0.3500%	–	–	0.64%
Large Cap Growth Fund
Class F	0.4000%	0.25%	–	0.89%
Class I	0.4000%	0.25%	0.25%	1.11%
Class Y	0.4000%	–	–	0.64%
Large Cap Index Fund
Class F	0.0500%	0.25%	–	0.25%
Tax-Managed Large Cap Fund
Class F	0.4000%	0.25%	–	0.89%
Class Y	0.4000%	–	–	0.64%
S&P 500 Index Fund
Class F	0.0300%	0.25%	–	0.25% (1)
Class I	0.0300%	0.25%	0.25%	0.65%
Small Cap Fund
Class F	0.6500%	0.25%	–	1.14%
Class Y	0.6500%	–	–	0.89%
Small Cap Value Fund
Class F	0.6500%	0.25%	–	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	–	–	0.89%
Small Cap Growth Fund
Class F	0.6500%	0.25%	–	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	–	–	0.86%
Tax-Managed Small/Mid Cap Fund
Class F	0.6500%	0.25%	–	1.11%
Class Y	0.6500%	–	–	0.89%
Mid-Cap Fund
Class F	0.4000%	0.25%	–	0.98%
Class I	0.4000%	0.25%	0.25%	1.20%
Class Y	0.4000%	–	–	0.73%
U.S. Managed Volatility Fund3)
Class F	0.6500%	0.25%	–	0.90%
Class I	0.6500%	0.25%	0.25%	1.15%
Class Y	0.6500%	–	–	0.65%
Global Managed Volatility Fund
Class F	0.6500%	0.25%	–	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	–	–	0.86%
Tax-Managed Managed Volatility Fund
Class F	0.6500%	0.25%	–	1.00%
Class Y	0.6500%	–	–	0.75%
Tax-Managed International Managed Volatility Fund
Class F	0.6500%	0.25%	–	1.11%
Class Y	0.6500%	–	–	0.86%
Real Estate Fund
Class F	0.6500%	0.25%	–	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	–	–	0.89%

SEI Institutional Managed Trust / Annual Report / September 30, 2019	359

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

		Shareholder		Voluntary
	Advisory	Servicing	Administrative	Expense
	Fees	Fee	Servicing Fee	Limitation
Core Fixed Income Fund
Class F	0.2750%	0.25%	–	0.66% (2)
Class I	0.2750%	0.25%	0.25%	0.88%
Class Y	0.2750%	–	–	0.41% (2)
High Yield Bond Fund
Class F	0.4875%	0.25%	–	0.89%
Class I	0.4875%	0.25%	0.25%	1.11%
Class Y	0.4875%	–	–	0.64%
Conservative Income Fund
Class F	0.1000%	0.25%	–	0.30%
Class Y	0.1000%	–	–	0.20%
Tax-Free Conservative Income Fund
Class F	0.1000%	0.25%	–	0.30%
Class Y	0.1000%	–	–	0.20%
Real Return Fund
Class F	0.2200%	0.25%	–	0.45%
Class Y	0.2200%	–	–	0.35%
Dynamic Asset Allocation Fund
Class F	0.6000%	0.25%	–	0.75%
Class Y	0.6000%	–	–	0.50%
Multi-Strategy Alternative Fund(4)
Class F	1.5000%	0.25%	–	1.21%
Class Y	1.5000%	–	–	0.96%
Multi-Asset Accumulation Fund
Class F	0.7500%	0.25%	–	1.17%
Class Y	0.7500%	–	–	0.92%
Multi-Asset Income Fund
Class F	0.6000%	0.25%	–	0.80%
Class Y	0.6000%	–	–	0.70%
Multi-Asset Inflation Managed Fund
Class F	0.5500%	0.25%	–	0.90%
Class Y	0.5500%	–	–	0.65%
Multi-Asset Capital Stability Fund
Class F	0.4000%	0.25%	–	0.62%
Class Y	0.4000%	–	–	0.52%

(1) Effective January 31, 2018, the Fund’s adviser, the Fund’s administrator and/ or the Fund’s distributor have contractually agreed to waive fees and/or reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.29% for Class F. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

(2) Effective August 10, 2018, the Fund’s adviser, the Fund’s administrator and/ or the Fund’s distributor have contractually agreed to waive fees and/or reimburse expenses in order to keep total ordinary operating expenses (exclusive of interest from borrowing, brokerage commissions, taxes, Trustee fees, acquired fund fees and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.66% for Class F and 0.41% for Class Y. This fee waiver and reimbursement agreement shall remain in effect until January 31, 2021. The agreement may be amended or terminated only with the consent of the Board of Trustees.

(3) Prior to April 1, 2019 the expense limitation was 0.95%, 1.20% and 0.70%.

(4) Prior to April 1, 2019 the expense limitation was 0.84% and 1.09%.

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Index Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Small/Mid Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Mid-Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
U.S. Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Global Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

360	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Tax-Managed International Managed Volatility Fund	0.450%	0.3700%	0.2900%	0.2100%	0.130%
Real Estate Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Core Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
High Yield Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Free Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Real Return Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Dynamic Asset Allocation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Strategy Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Accumulation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Inflation Managed Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Capital Stability Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

	First $2 Billion	Next $500 Million	Next $500 Million	Over $3 Billion
S&P 500 Index Fund	0.220%	0.2100%	0.1650%	0.120%

As of September 30, 2019, SIMC has entered into investment sub-advisory agreements with the following affiliated and unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund

Brandywine Global Investment Management, LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Fred Alger Management, Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

Large Cap Value Fund

AQR Capital Management, LLC

Brandywine Global Investment Management, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Shafer Cullen Capital Management Inc.

Large Cap Growth Fund

Fiera Capital Inc.

Fred Alger Management, Inc.

McKinley Capital Management, LLC

Parametric Portfolio Associates LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

Tax-Managed Large Cap Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Fiera Capital Inc.

LSV Asset Management*

MarVista Investment Partners, LLC

Parametric Portfolio Associates LLC

Shafer Cullen Capital Management

S&P 500 Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Copeland Capital Management, LLC

EAM Investors, LLC

Falcon Point Capital, LLC

LMCG Investments, LLC

Parametric Portfolio Associates LLC

Rice Hall James & Associates

Snow Capital Management L.P.

Small Cap Value Fund

Cardinal Capital Management, L.L.C.

LSV Asset Management*

Parametric Portfolio Associates LLC

Snow Capital Management, L.P.

Small Cap Growth Fund

361 Capital, LLC

ArrowMark Colorado Holdings LLC

EAM Investors LLC

FalconPoint Capital, LLC

Parametric Portfolio Associates LLC

Tax-Managed Small/Mid Cap Fund

Cardinal Capital Management, L.L.C.

Hillsdale Investment Management Inc.

Martingale Asset Management, LLC

Parametric Portfolio Associates LLC

Rice Hall James & Associates LLC

Snow Capital Management L.P.

Mid-Cap Fund

Quantitative Management Associates LLC

U.S. Managed Volatility Fund

LSV Asset Management*

Wells Capital Management, Inc.

Global Managed Volatility Fund

Acadian Asset Management LLC

Wells Capital Management, Inc.

Tax-Managed Managed Volatility Fund

LSV Asset Management*

Parametric Portfolio Associates LLC

Wells Capital Management, Inc.

Tax-Managed International Managed Volatility Fund

Acadian Asset Management LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

SEI Institutional Managed Trust / Annual Report / September 30, 2019	361

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

Wells Capital Management, Inc.

Real Estate Fund

CenterSquare Investment Management LLC

Core Fixed Income Fund

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Wells Capital Management Incorporated

Western Asset Management Company

Western Asset Management Company Limited

High Yield Bond Fund

Ares Management LLC

Benefit Street Partners, LLC

Brigade Capital Management, LLC

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Strategy Alternative Fund

Brigade Capital Management, LLC

EMSO Partners Limited Management, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Ramius Advisors, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Goldman Sachs Asset Management, LP

SSGA Funds Management Inc.

Western Asset Management Company

Western Asset Management Company Limited

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

Columbia Management Investments

Credit Suisse Asset Management, LLC

QS Investors, LLC

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Janus Capital Management, LLC

* Affiliated

Under the investment sub-advisory agreements, each sub-adviser receives a fee paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is

expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2019 were as follows ($ Thousands):

Real Estate Fund	$ 10

Payments to/from Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2019 were as follows ($ Thousands):

Large Cap Fund	$578
Large Cap Value Fund	358
Tax-Managed Large Cap Fund	726
Small Cap Value Fund	635
U.S. Managed Volatility Fund	2,119
Tax-Managed Managed Volatility Fund	1,777
Tax-Managed International Managed Volatility Fund	429

$6,622

On April 20, 2018, SIMC made a capital contribution to the Large Cap Index Fund in the amount of $330,025. The capital contribution offset the Fund’s performance deviation from its benchmark that resulted from an unusually large unanticipated cash flow that came into the Fund shortly after launch.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2019, can be found on the Statements of Operations or Consolidated Statements of Operations

362	SEI Institutional Managed Trust / Annual Report / September 30, 2019

and Financial Highlights or Consolidated Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

Each of the Large Cap Index and S&P 500 Index Funds may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the Board. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2019, the following Funds borrowed funds from the SEI Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Enhanced Income Fund	01/04/19	01/07/19	6,000	2	3.54%
High Yield Bond Fund	08/07/19	08/08/19	7,300	1	3.11%

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the year ended September 30, 2019 and the year ended September 30, 2018.

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund†

	2019	2018	2019	2018	2019	2018	2019	2018

Class F(1):

Shares Issued	22,876	29,633	7,825	5,041	5,799	4,121	26,747	24,944

Shares Issued in Lieu of Dividends and Distributions	21,742	11,197	5,345	2,397	4,746	3,119	538	124

Shares Redeemed	(42,937)	(48,868)	(11,012)	(9,447)	(9,338)	(11,018)	(6,611)	(2,515)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	1,681	(8,038)	2,158	(2,009)	1,207	(3,778)	20,674	22,553

Class I:

Shares Issued	–	–	20	14	8	15	–	–

Shares Issued in Lieu of Dividends and Distributions	–	–	16	7	11	7	–	–

Shares Redeemed	–	–	(74)	(41)	(42)	(29)	–	–

Total Decrease in Net Assets Derived from Class I Transactions	–	–	(38)	(20)	(23)	(7)	–	–

Class Y:

Shares Issued	2,661	809	1,462	905	982	400	–	–

Shares Issued in Lieu of Dividends and Distributions	1,293	737	604	245	468	277	–	–

Shares Redeemed	(3,116)	(3,603)	(989)	(616)	(540)	(740)	–	–

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	838	(2,057)	1,077	534	910	(63)	–	–

Increase (Decrease) in Capital Shares	2,519	(10,095)	3,197	(1,495)	2,094	(3,848)	20,674	22,553

SEI Institutional Managed Trust / Annual Report / September 30, 2019	363

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

	Tax-Managed Large Cap Fund		S&P 500 Index Fund(1)		Small Cap Fund		Small Cap Value Fund

	2019	2018	2019	2018	2019	2018	2019	2018

Class E:

Shares Issued	–	–	–	345	–	–	–	–

Shares Issued in Lieu of Dividends and Distributions	–	–	–	105	–	–	–	–

Shares Redeemed	–	–	–	(5,783)	–	–	–	–

Total Decrease in Net Assets Derived from Class E Transactions	–	–	–	(5,333)	–	–	–	–

Class F(1):

Shares Issued	13,184	17,428	2,096	8,507	8,784	9,853	2,612	2,866

Shares Issued in Lieu of Dividends and Distributions	2,267	2,483	457	200	6,810	3,016	1,413	1,112

Shares Redeemed	(23,199)	(23,839)	(3,693)	(2,512)	(13,777)	(8,925)	(3,858)	(4,162)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(7,748)	(3,928)	(1,140)	6,195	1,817	3,944	167	(184)

Class I:

Shares Issued	–	–	20	15	–	–	13	9

Shares Issued in Lieu of Dividends and Distributions	–	–	2	2	–	–	10	8

Shares Redeemed	–	–	(37)	(29)	–	–	(32)	(19)

Total Decrease in Net Assets Derived from Class I Transactions	–	–	(15)	(12)	–	–	(9)	(2)

Class Y:

Shares Issued	4,633	1,885	–	126	979	277	566	180

Shares Issued in Lieu of Dividends and Distributions	287	272	–	15	377	198	182	122

Shares Redeemed	(2,091)	(1,896)	–	(854)	(919)	(883)	(221)	(105)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	2,829	261	–	(713)	437	(408)	527	197

Increase (Decrease) in Capital Shares	(4,919)	(3,667)	(1,155)	137	2,254	3,536	685	11

	Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund

	2019	2018	2019	2018	2019	2018	2019	2018

Class F(1):

Shares Issued	1,650	1,683	4,881	5,753	1,002	1,117	10,963	8,805

Shares Issued in Lieu of Dividends and Distributions	1,257	29	2,892	594	464	277	5,700	4,331

Shares Redeemed	(2,676)	(1,813)	(7,370)	(5,504)	(1,886)	(916)	(15,224)	(17,592)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	231	(101)	403	843	(420)	478	1,439	(4,456)

Class I:

Shares Issued	7	8	–	–	3	6	6	5

Shares Issued in Lieu of Dividends and Distributions	8	—	–	–	4	2	8	7

Shares Redeemed	(20)	(19)	–	–	(6)	(11)	(2)	(27)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(5)	(11)	–	–	1	(3)	12	(15)

Class Y:

Shares Issued	247	73	1,405	524	32	31	21,016	30,172

Shares Issued in Lieu of Dividends and Distributions	113	3	315	64	13	7	4,857	3,975

Shares Redeemed	(113)	(111)	(591)	(443)	(43)	(17)	(10,515)	(29,733)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	247	(35)	1,129	145	2	21	15,358	4,414

Increase (Decrease) in Capital Shares	473	(147)	1,532	988	(417)	496	16,809	(57)

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund

	2019	2018	2019	2018	2019	2018	2019	2018

Class F(1):

Shares Issued	19,429	20,682	9,626	10,661	8,345	10,005	1,250	1,545

Shares Issued in Lieu of Dividends and Distributions	8,609	6,370	2,427	2,187	728	649	488	665

Shares Redeemed	(33,529)	(32,841)	(14,856)	(15,284)	(9,446)	(8,562)	(1,569)	(4,352)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(5,491)	(5,789)	(2,803)	(2,436)	(373)	2,092	169	(2,142)

Class I:

Shares Issued	5	22	–	–	–	–	1	1

364	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund
	2019	2018	2019	2018	2019	2018	2019	2018

Shares Issued in Lieu of Dividends and Distributions	11	9	–	–	–	–	3	3

Shares Redeemed	(24)	(61)	–	–	–	–	(8)	(7)

Total Decrease in Net Assets Derived from Class I Transactions	(8)	(30)	–	–	–	–	(4)	(3)

Class Y:

Shares Issued	5,399	6,681	1,642	1,309	2,456	1,162	224	294

Shares Issued in Lieu of Dividends and Distributions	1,906	1,276	198	142	67	31	198	247

Shares Redeemed	(7,427)	(6,463)	(1,424)	(760)	(826)	(104)	(535)	(439)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(122)	1,494	416	691	1,697	1,089	(113)	102

Increase (Decrease) in Capital Shares	(5,621)	(4,325)	(2,387)	(1,745)	1,324	3,181	52	(2,043)

	Core Fixed Income Fund		High Yield Bond Fund

	2019	2018	2019	2018

Class F(1):

Shares Issued	57,929	42,581	55,885	52,420

Shares Issued in Lieu of Dividends and Distributions	8,578	4,573	13,337	12,167

Shares Redeemed	(75,678)	(35,171)	(68,200)	(57,037)

Merger(3)	N/A	155,566	N/A	N/A

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(9,171)	167,549	1,022	7,550

Class I:

Shares Issued	267	424	5,899	10

Shares Issued in Lieu of Dividends and Distributions	8	7	5	6

Shares Redeemed	(414)	(383)	(4,191)	(99)

Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(139)	48	1,713	(83)

Class Y:

Shares Issued	8,411	6,623	5,701	3,711

Shares Issued in Lieu of Dividends and Distributions	1,115	640	1,820	1,653

Shares Redeemed	(7,982)	(4,383)	(5,585)	(5,996)

Merger(3)	N/A	13,372	N/A	N/A

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	1,544	16,252	1,936	(632)

Increase (Decrease) in Capital Shares	(7,766)	183,849	4,671	6,835

	Conservative Income Fund		Tax-Free Conservative Income Fund		Real Return Fund		Dynamic Asset Allocation Fund

	2019	2018	2019	2018	2019	2018	2019	2018

Class F(1):

Shares Issued	20,692	11,140	6,060	6,355	4,947	5,006	8,850	14,245

Shares Issued in Lieu of Dividends and Distributions	388	227	173	124	491	289	1,119	840

Shares Redeemed	(19,148)	(9,427)	(6,229)	(6,568)	(6,717)	(6,357)	(15,632)	(12,142)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	1,932	1,940	4	(89)	(1,279)	(1,062)	(5,663)	2,943

Class Y:

Shares Issued	1,292	2,603	2,477	1,165	1,250	248	1,150	1,922

Shares Issued in Lieu of Dividends and Distributions	57	36	26	5	49	24	132	116

Shares Redeemed	(1,787)	(1,887)	(1,942)	(436)	(545)	(404)	(1,875)	(2,165)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(438)	752	561	734	754	(132)	(593)	(127)

Increase (Decrease) in Capital Shares	1,494	2,692	565	645	(525)	(1,194)	(6,256)	2,816

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund

	2019	2018	2019	2018	2019	2018

Class F(1):

Shares Issued	8,335	9,584	36,812	57,354	13,813	20,107

Shares Issued in Lieu of Dividends and Distributions	2,184	1,003	8,008	11,460	2,342	2,607

SEI Institutional Managed Trust / Annual Report / September 30, 2019	365

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

	Multi-Strategy Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund

	2019	2018	2019	2018	2019	2018

Shares Redeemed	(11,839)	(10,382)	(65,271)	(44,664)	(19,246)	(20,693)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(1,320)	205	(20,451)	24,150	(3,091)	2,021

Class Y:

Shares Issued	646	190	3,908	2,082	2,450	3,725

Shares Issued in Lieu of Dividends and Distributions	27	12	757	1,155	563	665

Shares Redeemed	(240)	(92)	(7,121)	(3,772)	(4,934)	(3,203)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	433	110	(2,456)	(535)	(1,921)	1,187

Increase (Decrease) in Capital Shares	(887)	315	(22,907)	23,615	(5,012)	3,208

			Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund

			2019	2018	2019	2018

Class F(1):

Shares Issued			16,008	23,139	15,397	16,159

Shares Issued in Lieu of Dividends and Distributions			1,707	1,249	287	1,987

Shares Redeemed			(22,661)	(19,420)	(17,719)	(17,923)

Total Increase (Decrease) in Net Assets Derived from Class F Transactions			(4,946)	4,968	(2,035)	223

Class Y:

Shares Issued			1,575	693	1,096	486

Shares Issued in Lieu of Dividends and Distributions			146	127	27	182

Shares Redeemed			(2,460)	(1,375)	(952)	(1,134)

Total Increase (Decrease) in Net Assets Derived from Class Y Transactions			(739)	(555)	171	(466)

Increase (Decrease) in Capital Shares			(5,685)	4,413	(1,864)	(243)

(1) Commenced operations on January 31, 2018.

(2) On April 20, 2018, the Class Y shares and Class E shares were converted to Class F shares.

(3) See Note 13 in the Notes to Financial Statements.

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2019, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Large Cap Fund
Purchases	$ —	$ 1,670,390	$ 1,670,390
Sales	—	1,921,817	1,921,817
Large Cap Value Fund
Purchases	—	679,264	679,264
Sales	—	705,058	705,058
Large Cap Growth Fund
Purchases	—	1,280,999	1,280,999
Sales	—	1,373,578	1,373,578
Large Cap Index Fund
Purchases	—	217,050	217,050
Sales	—	19,204	19,204
Tax-Managed Large Cap Fund
Purchases	—	2,099,891	2,099,891
Sales	—	2,268,425	2,268,425
S&P 500 Index Fund
Purchases	—	88,998	88,998
Sales	—	171,529	171,529

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Small Cap Fund
Purchases	—	738,740	738,740
Sales	—	829,508	829,508
Small Cap Value Fund
Purchases	—	249,811	249,811
Sales	—	321,841	321,841
Small Cap Growth Fund
Purchases	—	610,824	610,824
Sales	—	642,306	642,306
Tax-Managed Small/Mid Cap Fund
Purchases	—	1,098,362	1,098,362
Sales	—	1,215,107	1,215,107
Mid-Cap Fund
Purchases	—	105,999	105,999
Sales	—	126,400	126,400
U.S. Managed Volatility Fund
Purchases	—	820,730	820,730
Sales	—	726,533	726,533
Global Managed Volatility Fund
Purchases	—	839,729	839,729
Sales	—	984,585	984,585
Tax-Managed Managed Volatility Fund
Purchases	—	302,598	302,598
Sales	—	373,780	373,780
Tax-Managed International Managed Volatility Fund

366	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)

Purchases	—	201,712	201,712
Sales	—	189,495	189,495
Real Estate Fund
Purchases	—	92,119	92,119
Sales	—	99,976	99,976
Core Fixed Income Fund
Purchases	13,196,881	2,897,364	16,094,245
Sales	13,049,437	3,010,577	16,060,014
High Yield Bond Fund
Purchases	—	936,400	936,400
Sales	—	955,890	955,890
Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Tax-Free Conservative Income Fund
Purchases	—	—	—
Sales	—	—	—
Real Return Fund
Purchases	84,637	—	84,637
Sales	96,013	—	96,013
Dynamic Asset Allocation Fund
Purchases	—	141,174	141,174
Sales	—	39,506	39,506
Multi-Strategy Alternative Fund
Purchases	—	1,062,438	1,062,438
Sales	—	1,144,798	1,144,798
Multi-Asset Accumulation Fund
Purchases	543,615	241,071	784,686
Sales	580,728	335,467	916,195
Multi-Asset Income Fund
Purchases	306,824	346,761	653,585
Sales	280,518	377,863	658,381
Multi-Asset Inflation Managed Fund
Purchases	171,427	116,026	287,453
Sales	181,728	129,377	311,105
Multi-Asset Capital Stability Fund
Purchases	255,223	36,828	292,051
Sales	198,425	50,406	248,831

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the Funds will continue to follow their existing distribution policy.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2019, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2018. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2019.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, distributable earnings, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, expiration of capital loss carryforwards, collateralized loan obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, payment of excise tax, and non-taxable

SEI Institutional Managed Trust / Annual Report / September 30, 2019	367

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

in-kind redemptions, have been reclassified to/from the following accounts as of September 30, 2019:

	Distributable Earnings (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
Large Cap Value Fund	$4	$(4)
Tax-Managed Large Cap Fund	(16)	16
S&P 500 Index Fund	(1,900)	1,900

	Distributable Earnings (Loss) ($Thousands)	Paid-in- Capital ($ Thousands)
Small Cap Growth Fund	510	(510)
Multi-Strategy Alternative Fund	4	(4)
Multi-Asset Capital Stability Fund	4	(4)
Multi-Asset Income Fund	(1,331)	1,331

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2019 or September 30, 2018 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Large Cap Fund
2019	$63,187	$249,425	$—	$—	$ 312,612
2018	24,161	163,013	—	—	187,174
Large Cap Value Fund
2019	38,436	101,919	—	—	140,355
2018	22,219	48,679	—	—	70,898
Large Cap Growth Fund
2019	26,844	148,720	—	—	175,564
2018	4,438	118,351	—	—	122,789
Large Cap Index Fund
2019	5,225	226	—	—	5,451
2018	1,229	—	—	—	1,229
Tax-Managed Large Cap Fund
2019	45,630	27,405	—	—	73,035
2018	31,067	46,098	—	—	77,165
S&P 500 Index Fund
2019	17,279	14,403	—	—	31,682
2018	17,056	5,078	—	—	22,134
Small Cap Fund
2019	27,739	51,099	—	—	78,838
2018	5,565	38,028	—	—	43,593
Small Cap Value Fund
2019	9,854	24,382	—	—	34,236
2018	3,700	29,488	—	—	33,188
Small Cap Growth Fund
2019	9,428	36,322	—	—	45,750
2018	—	1,186	—	—	1,186
Tax-Managed Small/Mid Cap Fund
2019	4,292	66,298	—	—	70,590
2018	724	16,005	—	—	16,729
Mid-Cap Fund
2019	4,906	8,115	—	—	13,021
2018	4,862	4,552	—	—	9,414
U.S. Managed Volatility Fund
2019	46,210	140,953	—	—	187,163
2018	47,998	111,818	—	—	159,816
Global Managed Volatility Fund
2019	35,198	86,795	—	—	121,993
2018	26,382	76,034	—	—	102,416
Tax-Managed Managed Volatility Fund
2019	17,492	30,837	—	—	48,329
2018	15,125	28,360	—	—	43,485
Tax-Managed International Managed Volatility Fund

368	SEI Institutional Managed Trust / Annual Report / September 30, 2019

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
	2019	$8,922	$—	$—	$—	$ 8,922
	2018	9,141	—	—	—	9,141
Real Estate Fund
	2019	1,882	9,180	—	—	11,062
	2018	2,513	13,955	—	—	16,468
Core Fixed Income Fund
	2019	118,680	—	—	—	118,680
	2018	62,547	—	—	—	62,547
High Yield Bond Fund
	2019	115,162	—	—	—	115,162
	2018	108,348	—	—	—	108,348
Conservative Income Fund
	2019	6,029	—	—	—	6,029
	2018	3,625	—	—	—	3,625
Tax-Free Conservative Income Fund
	2019	—	5	—	2,440	2,445
	2018	—	—	—	1,660	1,660
Real Return Fund
	2019	6,427	—	—	—	6,427
	2018	3,769	—	—	—	3,769
Dynamic Asset Allocation Fund
	2019	14,835	—	—	—	14,835
	2018	12,839	—	—	—	12,839
Multi-Strategy Alternative Fund
	2019	8,425	14,279	—	—	22,704
	2018	11,213	—	—	—	11,213
Multi-Asset Accumulation Fund
	2019	77,546	7,028	—	—	84,574
	2018	55,747	79,460	—	—	135,207
Multi-Asset Income Fund
	2019	35,715	—	—	—	35,715
	2018	35,157	2,671	2,095	—	39,923
Multi-Asset Inflation Managed Fund
	2019	16,073	—	—	—	16,073
	2018	12,654	—	—	—	12,654
Multi-Asset Capital Stability Fund
	2019	3,823	—	—	—	3,823
	2018	21,764	5,775	—	—	27,539

As of September 30, 2019, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$8,055	$137,273	$—	$—	$—	$—	$455,957	$(7)	$601,278
Large Cap Value Fund	11,779	21,200	—	—	—	—	214,412	(5)	247,386
Large Cap Growth Fund	2,821	81,977	—	—	—	—	464,279	(2)	549,075
Large Cap Index Fund	1,992	165	—	—	—	—	24,462	—	26,619
Tax-Managed Large Cap Fund	13,034	294,023	—	—	—	—	1,812,354	4	2,119,415
S&P 500 Index Fund	3,357	22,015	—	—	—	—	508,458	(4)	533,826
Small Cap Fund	252	—	—	(1,718)	(16,167)	—	31,469	66	13,902
Small Cap Value Fund	1,552	—	—	—	(6,060)	—	16,038	(2)	11,528
Small Cap Growth Fund	—	10,441	—	—	—	(852)	12,796	1	22,386

SEI Institutional Managed Trust / Annual Report / September 30, 2019	369

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Tax-Managed Small/Mid Cap Fund	$990	$18,055	$—	$—	$—	$—	$250,855	$—	$269,900
Mid-Cap Fund	301	1,401	—	—	—	—	7,061	(2)	8,761
U.S. Managed Volatility Fund	8,156	44,181	—	—	—	—	301,068	3	353,408
Global Managed Volatility Fund	27,612	35,165	—	—	—	—	162,230	—	225,007
Tax-Managed Managed Volatility Fund	3,733	20,821	—	—	—	—	430,528	(2)	455,080
Tax-Managed International Managed Volatility Fund	10,062	—	—	(12,216)	(13,448)	—	35,027	2	19,427
Real Estate Fund	—	7,221	—	—	—	—	29,686	(2)	36,905
Core Fixed Income Fund	46,457	—	—	(1,763)	—	—	101,105	(36,491)	109,308
High Yield Bond Fund	6,970	—	—	(64,298)	—	—	(123,184)	(7,574)	(188,086)
Conservative Income Fund	84	—	—	—	—	—	62	(102)	44
Tax-Free Conservative Income Fund	—	—	31	—	(15)	—	4	(29)	(9)
Real Return Fund	448	—	—	(5,267)	—	—	(104)	(956)	(5,879)
Dynamic Asset Allocation Fund	13,342	—	—	(19,784)	—	—	225,645	1	219,204
Multi-Strategy Alternative Fund	2,117	—	—	—	(13,714)	—	(2,659)	(836)	(15,092)
Multi-Asset Accumulation Fund	199,188	128,747	—	—	—	—	(174,510)	(12,192)	141,233
Multi-Asset Income Fund	8,803	—	—	(17)	—	—	34,426	(4,088)	39,124
Multi-Asset Inflation Managed Fund	10,729	—	—	(32,455)	(12,071)	—	(105,835)	(3,538)	(143,170)
Multi-Asset Capital Stability Fund	19,443	417	—	—	—	—	4,591	(1,622)	22,829

Post October losses represent losses realized on investment transactions from November 1, 2018 through September 30, 2019 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through September 30, 2019 and specified losses realized on investment transactions from November 1, 2018 through September 30, 2019, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Small Cap Fund	$1,718	$–	$1,718
Tax-Managed International Managed Volatility Fund	12,216	–	12,216
Real Return Fund	1,350	3,917	5,267
Core Fixed Income Fund(1)	227	1,536	1,763
Dynamic Asset Allocation Fund	18,596	1,188	19,784
Multi-Asset Income Fund	17	–	17
Multi-Asset Inflation Managed Fund	32,455	–	32,455

*	This table should be used in conjunction with the capital loss carryforwards table.

(1)	The Utilization is subject to a limitation.

During the fiscal year ended September 30, 2019, the following Funds utilized capital loss carryforward to offset capital gains:

Amount Utilized ($ Thousands)
Core Fixed Income Fund	56,915
Multi-Asset Income Fund	2,591

For Federal income tax purposes, the cost of investments owned at September 30, 2019, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used

370	SEI Institutional Managed Trust / Annual Report / September 30, 2019

for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2019, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,863,620	$524,965	$(69,008)	$455,957
Large Cap Value Fund	1,129,078	272,351	(57,939)	214,412
Large Cap Growth Fund	1,015,948	477,023	(12,744)	464,279
Large Cap Index Fund	430,916	43,930	(19,468)	24,462
Tax-Managed Large Cap Fund	2,217,160	1,839,135	(26,781)	1,812,354
S&P 500 Index Fund	325,103	525,037	(16,579)	508,458
Small Cap Fund	573,390	78,549	(47,080)	31,469
Small Cap Value Fund	312,635	51,225	(35,187)	16,038
Small Cap Growth Fund	338,997	44,421	(31,625)	12,796
Tax-Managed Small/Mid Cap Fund	698,041	257,154	(6,299)	250,855
Mid-Cap Fund	98,511	13,039	(5,978)	7,061
U.S. Managed Volatility Fund	1,531,224	344,567	(43,499)	301,068
Global Managed Volatility Fund	1,106,378	208,392	(46,062)	162,330
Tax-Managed Managed Volatility Fund	663,045	434,368	(3,841)	430,527
Tax-Managed International Managed Volatility Fund	335,671	46,186	(11,193)	34,993
Real Estate Fund	111,938	32,747	(3,078)	29,669
Core Fixed Income Fund	4,492,951	151,267	(50,162)	101,105
High Yield Bond Fund	1,762,501	75,160	(198,344)	(123,184)
Conservative Income Fund	252,228	72	(11)	61
Tax-Free Conservative Income Fund	180,133	29	(25)	4
Real Return Fund	251,835	1,185	(1,290)	(105)
Dynamic Asset Allocation Fund	554,168	271,036	(45,391)	225,645
Multi-Strategy Alternative Fund	458,519	12,725	(15,389)	(2,664)
Multi-Asset Accumulation Fund	2,331,617	76,300	(250,812)	(174,512)
Multi-Asset Income Fund	907,529	66,525	(32,123)	34,402
Multi-Asset Inflation Managed Fund	1,155,899	75,339	(181,174)	(105,835)
Multi-Asset Capital Stability Fund	668,880	7,492	(2,906)	4,586

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loomed securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/ or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund L.P. (“Liquidity Fund”), and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would

SEI Institutional Managed Trust / Annual Report / September 30, 2019	371

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

be subject to offset as of September 30, 2019 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount

Large Cap Fund	$29,436	$29,436	$–

Large Cap Value Fund	921	921	–

Large Cap Growth Fund	5,874	5,874	–

Large Cap Index Fund	684	684	–

Tax-Managed Large Cap Fund	38,938	38,938	–

Small Cap Fund	16,240	16,240	–

Small Cap Value Fund	8,319	8,319	–

Small Cap Growth Fund	23,082	23,082	–

Tax-Managed Small/Mid Cap Fund	76,613	76,613	–

Core Fixed Income Fund	88,813	88,813	–

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its investment strategy a Fund may have one or more of the following principle risks:

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Bonds may be called due to falling interest rates or non-economical circumstances.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign

372	SEI Institutional Managed Trust / Annual Report / September 30, 2019

companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/ or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions,

SEI Institutional Managed Trust / Annual Report / September 30, 2019	373

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September 30, 2019

which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund’s judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Equity market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer.

There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Financial Services Industry Risk — The Conservative Income Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or

374	SEI Institutional Managed Trust / Annual Report / September 30, 2019

additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the

United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to

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Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in “Taxes” below.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-

376	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Adviser to identify and obtain appropriate investments

for the Fund’s portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Non-Diversified Risk — The Multi-Asset accumulation and Multi-asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, these Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund’s investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund

SEI Institutional Managed Trust / Annual Report / September 30, 2019	377

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2019

invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce nonqualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as “qualifying income.” If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

12. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2019, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% Held
Large Cap Fund
Class F	97.98%
Class Y	19.40
Large Cap Value Fund
Class F	92.65%
Class I	18.19
Class Y	99.38
Large Cap Growth Fund
Class F	91.89%
Class I	22.05
Class Y	98.99
Large Cap Index Fund
Class F	99.66%
Tax-Managed Large Cap Fund
Class F	86.29%
Class Y	55.10
S&P 500 Index Fund
Class F	50.43%
Class I	37.21
Small Cap Fund
Class F	98.33%
Class Y	28.47
Small Cap Value Fund
Class F	92.32%
Class I	9.47
Class Y	98.93
Small Cap Growth Fund
Class F	90.44%
Class I	11.81
Class Y	97.95
Tax-Managed Small/Mid Cap Fund
Class F	91.27%
Class Y	55.62
Mid-Cap Fund
Class F	83.96%
Class I	0.00
Class Y	50.31
U.S. Managed Volatility Fund
Class F	88.19%

378	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Fund	% Held

Class I	0.00
Class Y	8.06
Global Managed Volatility Fund
Class F	94.04%
Class I	0.00
Class Y	34.67
Tax-Managed Managed Volatility Fund
Class F	86.75%
Class Y	68.64
Tax-Managed International Managed Volatility Fund
Class F	96.79%
Class Y	82.02
Real Estate Fund
Class F	79.39%
Class I	0.00
Class Y	49.65
Core Fixed Income Fund
Class F	96.43%
Class I	35.40
Class Y	48.68
High Yield Bond Fund
Class F	94.99%
Class I	96.43
Class Y	48.77
Conservative Income Fund
Class F	98.56%
Class Y	38.15
Tax-Free Conservative Income Fund
Class F	98.74%
Class Y	92.00
Real Return Fund
Class F	98.31%
Class Y	40.79
Dynamic Asset Allocation Fund
Class F	97.83%
Class Y	9.15
Multi-Strategy Alternative Fund
Class F	98.09%
Class Y	64.91
Multi-Asset Accumulation Fund
Class F	98.57%
Class Y	13.36
Multi-Asset Income Fund
Class F	93.32%

Fund	% Held

Class Y	51.94
Multi-Asset Inflation Managed Fund
Class F	98.62%
Class Y	19.65
Multi-Asset Capital Stability Fund
Class F	98.76%
Class Y	18.61

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

13. FUND MERGER

At a meeting held on December 4, 2017, the Board determined that it was in the best interest of the U.S. Fixed Income Fund and its shareholders to reorganize the U.S. Fixed Income Fund into the Core Fixed Income Fund (each a “Fund” and together, the “Funds”), also a series of the Trust. The investment objective of the Funds was the same, which is to seek current income consistent with the preservation of capital. Also, the principal investment strategies of the two Funds were substantially similar. Accordingly, the Board approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provided for the reorganization of the U.S. Fixed Income Fund (“Acquired Fund”) into the Core Fixed Income Fund (“Surviving Fund”). The transaction was tax-free, meaning that the U.S. Fixed Income Fund’s shareholders became shareholders of the Core Fixed Income Fund without realizing any gain or loss for federal income tax purposes.

The Reorganization occurred as of the close of business on August 10, 2018, whereby all of the assets of the Acquired Fund were transferred to the corresponding Surviving Fund and shareholders of Class F Shares and Class Y Shares of the Acquired Fund received shares of Class F Shares and Class Y shares of the Surviving Fund, respectively, in exchange for their shares as follows ($ Thousands).

Acquired Fund	Net Assets ($ Thousands)	Shares	Net Investment Income ($ Thousands)	Net Realized Loss on Investments ($ Thousands)	Unrealized Depreciation on Investments ($ Thousands)
U.S. Fixed Income Fund	$1,853,263	186,914	$(1)	$(44,750)	$(14,284)

Surviving Fund	Shares Issues	Net Assets Prior to Merger ($ Thousands)	Net Assets After Merger ($ Thousands)
Core Fixed Income Fund	168,938	$2,161,422	$4,014,685

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Notes to Financial Statements/Consolidated Notes to Financial Statements (Concluded)

September 30, 2019

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the U.S. Fixed Income Fund that have been included in the Surviving Fund’s Statement of Operations since August 10, 2018.

Assuming the Reorganization had been completed on October 1, 2017, the beginning of the annual reporting period the Acquired Fund pro forma results of operations for the period ended September 30, 2018 are as follows ($ Thousands):

Acquired Fund	Net Investment Income ($ Thousands)	Net Realized Loss on Investments ($ Thousands)	Unrealized Depreciation on Investments ($ Thousands)
U.S. Fixed Income Fund	$96,476	$(57,786)	$(96,373)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of U.S. Fixed Income Fund that have been included in the Fund’s Statement of Operations since August 10, 2018.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from U.S. Fixed Income Fund, in the amount of $1,976,180 (000), was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers are as follows

($ Thousands):

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
U.S. Fixed Income Fund	$13,163	$25,699	$38,862

14. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

15. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the

380	SEI Institutional Managed Trust / Annual Report / September 30, 2019

current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

	Net Investment Income	Net Realized Gains	Total

Large Cap Fund
Class F	$20,429	$155,771	$176,200
Class Y	1,590	9,384	10,974
Large Cap Value Fund
Class F	18,678	45,218	63,896
Class I	55	164	219
Class Y	2,246	4,537	6,783
Large Cap Growth Fund
Class F	2,022	109,987	112,009
Class I	1	286	287
Class Y	422	10,071	10,493
Tax-Managed Large Cap Fund
Class F	27,609	42,173	69,782
Class Y	3,458	3,925	7,383
S&P 500 Index Fund
Class E	4,249	2,887	7,136
Class F	10,057	3,776	13,833
Class I	90	55	145
Class Y	609	411	1,020
Small Cap Fund
Class F	–	41,012	41,012
Class Y	11	2,570	2,581
Small Cap Value Fund
Class F	2,304	27,242	29,546
Class I	11	200	211
Class Y	357	3,074	3,431
Small Cap Growth Fund
Class F	–	1,080	1,080
Class I	–	7	7
Class Y	–	99	99
Tax-Managed Small/Mid Cap Fund
Class F	546	14,622	15,168
Class Y	179	1,382	1,561
Mid-Cap Fund
Class F	892	8,262	9,154
Class I	4	61	65
Class Y	25	170	195
U.S. Managed Volatility Fund
Class F	14,288	73,695	87,983
Class I	17	104	121
Class Y	12,038	59,674	71,712
Global Managed Volatility Fund
Class F	18,701	67,396	86,097
Class I	21	86	107
Class Y	4,329	11,883	16,212
Tax-Managed Managed Volatility Fund
Class F	14,038	26,713	40,751
Class Y	1,087	1,647	2,734
Real Estate Fund
Class F	1,561	10,611	12,172
Class I	6	45	51
Class Y	573	3,672	4,245
High Yield Bond Fund
Class F	77,103	18,986	96,089
Class I	33	11	44
Class Y	9,850	2,365	12,215

	Net Investment Income	Net Realized Gains	Total

Conservative Income Fund
Class F	3,259	2	3,261
Class Y	364	–	364
Dynamic Asset Allocation Fund
Class F	10,480	884	11,364
Class Y	1,383	92	1,475
Multi-Strategy Alternative Fund
Class F	1,267	9,825	11,092
Class Y	27	94	121
Multi-Asset Accumulation Fund
Class F	–	123,715	123,715
Class Y	–	11,492	11,492
Multi-Asset Income Fund
Class F	24,006	6,954	30,960
Class Y	5,369	1,499	6,868
Multi-Asset Capital Stability Fund
Class F	13,747	11,949	25,696
Class Y	1,008	835	1,843

16. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2019.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	381

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, and Tax-Managed International Managed Volatility Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Real Estate Fund, Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund, and Multi-Asset Capital Stability Fund (twenty-four of the twenty-seven funds comprising the SEI Institutional Managed Trust (the Trust)), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, except for the Large Cap Index Fund for which the date is the year ended September 30, 2019 and the period from January 31, 2018 (commencement of operations) through September 30, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities of the Dynamic Asset Allocation Fund, including the consolidated summary schedule of investments, and the consolidated statements of assets and liabilities of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund (three of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the Funds), including the consolidated schedules of investments, as of September 30, 2019, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years or periods presented therein. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, except for the Large Cap Index Fund for which the date is the year ended September 30, 2019 and the period from January 31, 2018 (commencement of operations) through September 30, 2018, the cash flows of the Multi-Asset Inflation Managed Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial

382	SEI Institutional Managed Trust / Annual Report / September 30, 2019

highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 27, 2019

SEI Institutional Managed Trust / Annual Report / September 30, 2019	383

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2019.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.

TRUSTEES

George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

384	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	385

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee

OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012.Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

386	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Disclosure of Fund Expenses (Unaudited)

September 30, 2019

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *

Large Cap Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,043.50	0.89%	$4.56
Class Y Shares	1,000.00	1,044.70	0.64	3.28
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51

Class Y Shares	1,000.00	1,021.86	0.64	3.24

Large Cap Value Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,026.10	0.89%	$4.52

Class I Shares	1,000.00	1,024.80	1.11	5.63

Class Y Shares	1,000.00	1,027.30	0.64	3.25
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51

Class I Shares	1,000.00	1,019.50	1.11	5.62

Class Y Shares	1,000.00	1,021.86	0.64	3.24

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *

Large Cap Growth Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,037.70	0.89%	$4.55

Class I Shares	1,000.00	1,036.70	1.11	5.67

Class Y Shares	1,000.00	1,039.20	0.64	3.27
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51

Class I Shares	1,000.00	1,019.50	1.11	5.62

Class Y Shares	1,000.00	1,021.86	0.64	3.24

Large Cap Index Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,055.90	0.25%	$1.29
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,023.82	0.25%	$1.27

SEI Institutional Managed Trust / Annual Report / September 30, 2019	387

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2019

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *

Tax-Managed Large Cap Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,048.20	0.89%	$4.57

Class Y Shares	1,000.00	1,049.50	0.64	3.29
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51

Class Y Shares	1,000.00	1,021.86	0.64	3.24

S&P 500 Index Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,059.80	0.25%	$1.29

Class I Shares	1,000.00	1,057.70	0.65	3.35
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,023.82	0.25%	$1.27

Class I Shares	1,000.00	1,021.81	0.65	3.29

Small Cap Fund
Actual Fund Return

Class F Shares	$1,000.00	$998.70	1.14%	$5.71

Class Y Shares	1,000.00	999.10	0.89	4.46
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77

Class Y Shares	1,000.00	1,020.61	0.89	4.51

Small Cap Value Fund
Actual Fund Return

Class F Shares	$1,000.00	$994.60	1.14%	$5.70

Class I Shares	1,000.00	993.40	1.36	6.80

Class Y Shares	1,000.00	995.40	0.89	4.45
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77

Class I Shares	1,000.00	1,018.25	1.36	6.88

Class Y Shares	1,000.00	1,020.61	0.89	4.51

Small Cap Growth Fund
Actual Fund Return

Class F Shares	$1,000.00	$966.40	1.11%	$5.47

Class I Shares	1,000.00	964.60	1.36	6.70

Class Y Shares	1,000.00	967.30	0.86	4.24
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62

Class I Shares	1,000.00	1,018.25	1.36	6.88

Class Y Shares	1,000.00	1,020.76	0.86	4.36

Tax-Managed Small/Mid Cap Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,020.80	1.11%	$5.62

Class Y Shares	1,000.00	1,021.40	0.89	4.51
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62

Class Y Shares	1,000.00	1,020.61	0.89	4.51

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *

Mid-Cap Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,012.00	0.98%	$4.94

Class I Shares	1,000.00	1,011.30	1.20	6.05

Class Y Shares	1,000.00	1,013.30	0.73	3.68
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.16	0.98%	$4.96

Class I Shares	1,000.00	1,019.05	1.20	6.07

Class Y Shares	1,000.00	1,021.41	0.73	3.70

U.S. Managed Volatility Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,062.40	0.90%	$4.65

Class I Shares	1,000.00	1,061.10	1.15	5.94

Class Y Shares	1,000.00	1,063.70	0.65	3.36
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.56	0.90%	$4.56

Class I Shares	1,000.00	1,019.30	1.15	5.82

Class Y Shares	1,000.00	1,021.81	0.65	3.29

Global Managed Volatility Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,059.10	1.11%	$5.73

Class I Shares	1,000.00	1,058.70	1.36	7.02

Class Y Shares	1,000.00	1,060.90	0.86	4.44
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62

Class I Shares	1,000.00	1,018.25	1.36	6.88

Class Y Shares	1,000.00	1,020.76	0.86	4.36

Tax-Managed Managed Volatility Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,067.90	1.00%	$5.18

Class Y Shares	1,000.00	1,069.80	0.75	3.89
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.05	1.00%	$5.06

Class Y Shares	1,000.00	1,021.31	0.75	3.80

Tax-Managed International Managed Volatility Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,007.50	1.11%	$5.59

Class Y Shares	1,000.00	1,009.40	0.86	4.33
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62

Class Y Shares	1,000.00	1,020.76	0.86	4.36

Real Estate Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,096.90	1.14%	$5.99

Class I Shares	1,000.00	1,095.80	1.36	7.15

Class Y Shares	1,000.00	1,098.90	0.89	4.68
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77

Class I Shares	1,000.00	1,018.25	1.36	6.88

Class Y Shares	1,000.00	1,020.61	0.89	4.51

388	SEI Institutional Managed Trust / Annual Report / September 30, 2019

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *

Core Fixed Income Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,055.00	0.66%	$3.40
Class I Shares	1,000.00	1,053.90	0.88	4.53
Class Y Shares	1,000.00	1,057.20	0.41	2.11
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,021.76	0.66%	$3.35
Class I Shares	1,000.00	1,020.66	0.88	4.46
Class Y Shares	1,000.00	1,023.01	0.41	2.08

High Yield Bond Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,033.90	0.89%	$4.54
Class I Shares	1,000.00	1,033.00	1.11	5.66
Class Y Shares	1,000.00	1,036.60	0.64	3.27
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24

Conservative Income Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,011.60	0.30%	$1.51
Class Y Shares	1,000.00	1,012.10	0.20	1.01
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01

Tax-Free Conservative Income Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,006.80	0.30%	$1.51
Class Y Shares	1,000.00	1,007.30	0.20	1.01
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01

Real Return Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,017.50	0.45%	$2.28
Class Y Shares	1,000.00	1,018.70	0.35	1.77
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,022.81	0.45%	$2.28
Class Y Shares	1,000.00	1,023.31	0.35	1.78

	Beginning Account Value 4/1/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period *

Dynamic Asset Allocation Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,076.50	0.75%	$3.90
Class Y Shares	1,000.00	1,078.10	0.50	2.60
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,021.31	0.75%	$3.80
Class Y Shares	1,000.00	1,022.56	0.50	2.54

Multi-Strategy Alternative Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,020.20	1.26%	$6.38
Class Y Shares	1,000.00	1,021.30	1.01	5.12
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,018.75	1.26%	$6.38
Class Y Shares	1,000.00	1,020.00	1.01	5.11

Multi-Asset Accumulation Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,079.20	1.17%	$6.10
Class Y Shares	1,000.00	1,079.70	0.92	4.80
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,019.20	1.17%	$5.92
Class Y Shares	1,000.00	1,020.46	0.92	4.66

Multi-Asset Income Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,045.10	0.80%	$4.10
Class Y Shares	1,000.00	1,045.70	0.70	3.59
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,021.06	0.80%	$4.05
Class Y Shares	1,000.00	1,021.56	0.70	3.55

Multi-Asset Inflation Managed Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,000.00	1.47%	$7.37
Class Y Shares	1,000.00	1,001.20	1.22	6.12
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,017.70	1.47%	$7.44
Class Y Shares	1,000.00	1,018.95	1.22	6.17

Multi-Asset Capital Stability Fund
Actual Fund Return

Class F Shares	$1,000.00	$1,024.70	0.62%	$3.15
Class Y Shares	1,000.00	1,025.60	0.52	2.64
Hypothetical 5% Return

Class F Shares	$1,000.00	$1,021.96	0.62%	$3.14
Class Y Shares	1,000.00	1,022.46	0.52	2.64

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional Managed Trust / Annual Report / September 30, 2019	389

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the first half of the Trust’s fiscal year, the Board requested and received written materials from SIMC and certain of the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4-5, 2018 meeting of the Board, certain Sub-Advisory Agreements were either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed by the Trustees, including a majority of the Independent Trustees. In addition, the Board approved a brief extension of the Advisory Agreement and certain Sub-Advisory Agreements already in effect (unless operating under an initial

390	SEI Institutional Managed Trust / Annual Report / September 30, 2019

two-year term) to accommodate a revised Spring meeting schedule. Typically, the Trustees renew the Advisory Agreement and certain Sub-Advisory Agreements at the first quarterly in-person meeting of the calendar year in March. Agreements regularly renewed at the March meeting expire on April 1 of the following year. Because the first quarterly in-person meeting of the Board in calendar year 2019 was held on April 2-3, the Advisory Agreement and certain Sub-Advisory Agreements would have expired prior to the meeting, without the extension. Accordingly, the Board voted in-person at the December 4-5, 2018 meeting to extend the Advisory Agreement and certain Sub-Advisory Agreements until the April 2-3, 2019 meeting. In evaluating whether to approve the extension of the Advisory Agreement and certain Sub-Advisory Agreements, the Board considered the information made available to it throughout the course of the year by representatives of the SEI investment and compliance teams. At the April 2-3, 2019 meeting, the Board evaluated the Advisory Agreement and the applicable Sub-Advisory Agreements in accordance with the renewal process that it typically applies during the annual contract renewal each Spring. Although outside the scope of the period covered by this report, the Board’s renewal of the Advisory Agreement and the applicable Sub-Advisory Agreements at the April 2-3, 2019 meeting of the Board is discussed herein, consistent with prior shareholder reports of the Funds. The Board’s approvals were based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings, such as the December 4-5, 2018 meeting. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement and the applicable Sub-Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds (except when such metric was not available due to a limited operating history) and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s contractual waiver of its management fee with respect to the S&P 500 Index Fund and the Core Fixed Income Fund and its voluntary waiver of management and other fees to prevent total Fund

SEI Institutional Managed Trust / Annual Report / September 30, 2019	391

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

392	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2019, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2019, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2019, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Tax-Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	79.96%	20.04%	0.00%	100.00%	79.46%
Large Cap Value Fund	0.00%	72.62%	27.38%	0.00%	100.00%	88.82%
Large Cap Growth Fund	0.00%	84.71%	15.29%	0.00%	100.00%	59.73%
Large Cap Index Fund	0.00%	4.16%	95.84%	0.00%	100.00%	86.11%
Tax-Managed Large Cap Fund	0.00%	37.52%	62.48%	0.00%	100.00%	100.00%
S&P 500 Index Fund	0.00%	48.55%	51.45%	0.00%	100.00%	95.19%
Small Cap Fund	0.00%	64.82%	35.18%	0.00%	100.00%	14.86%
Small Cap Value Fund	0.00%	71.22%	28.78%	0.00%	100.00%	55.36%
Small Cap Growth Fund	0.00%	79.39%	20.61%	0.00%	100.00%	14.99%
Tax-Managed Small/Mid Cap Fund	0.00%	93.92%	6.08%	0.00%	100.00%	100.00%
Mid-Cap Fund	0.00%	62.32%	37.68%	0.00%	100.00%	38.68%
U.S. Managed Volatility Fund	0.00%	75.31%	24.69%	0.00%	100.00%	90.41%
Global Managed Volatility Fund	0.00%	71.15%	28.85%	0.00%	100.00%	38.37%
Tax-Managed Managed Volatility Fund	0.00%	63.81%	36.19%	0.00%	100.00%	100.00%
Tax-Managed International Managed Volatility Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.24%
Real Estate Fund	0.00%	90.25%	9.75%	0.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.23%	0.00%	99.77%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	54.66%
Multi-Strategy Alternative Fund	0.00%	62.89%	37.11%	0.00%	100.00%	3.99%
Multi-Asset Accumulation Fund	0.00%	8.31%	91.69%	0.00%	100.00%	3.94%
Multi-Asset Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	4.45%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	0.00%	100.00%	25.11%
Multi-Asset Capital Stability Fund	0.00%	0.00%	100.00%	0.00%	100.00%	4.68%

SEI Institutional Managed Trust / Annual Report / September 30, 2019	393

Notice to Shareholders (Unaudited) (Concluded)

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Large Cap Fund	82.45%	0.00%	0.01%	100.00%	1.45%
Large Cap Value Fund	93.86%	0.00%	0.00%	100.00%	0.00%
Large Cap Growth Fund	59.86%	0.00%	0.00%	100.00%	0.88%
Large Cap Index Fund	89.68%	0.00%	0.00%	100.00%	0.00%
Tax-Managed Large Cap Fund	100.00%	0.00%	0.00%	0.00%	0.00%
S&P 500 Index Fund	96.09%	0.07%	0.00%	100.00%	0.00%
Small Cap Fund	15.52%	0.00%	0.01%	100.00%	0.31%
Small Cap Value Fund	57.74%	0.00%	0.00%	100.00%	10.18%
Small Cap Growth Fund	20.97%	0.00%	0.00%	100.00%	0.00%
Tax-Managed Small/Mid Cap Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Mid-Cap Fund	39.51%	0.00%	0.00%	100.00%	4.03%
U.S. Managed Volatility Fund	92.42%	0.00%	0.00%	100.00%	0.00%
Global Managed Volatility Fund	92.30%	0.00%	0.00%	100.00%	0.00%
Tax-Managed Managed Volatility Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed International Managed Volatility Fund	89.93%	0.00%	0.22%	0.00%	0.00%
Real Estate Fund	0.00%	0.00%	0.00%	0.00%	100.00%
Core Fixed Income Fund	0.00%	16.83%	11.92%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	84.05%	0.00%	0.00%
Conservative Income Fund	0.00%	1.29%	99.94%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	62.03%	0.00%	0.00%	0.00%
Dynamic Asset Allocation Fund	55.39%	0.00%	0.00%	100.00%	2.62%
Multi-Strategy Alternative Fund	22.14%	0.00%	0.00%	100.00%	0.00%
Multi-Asset Accumulation Fund`	8.60%	0.00%	0.00%	0.00%	0.10%
Multi-Asset Income Fund	4.66%	0.14%	60.92%	100.00%	0.20%
Multi-Asset Inflation Managed Fund	25.63%	0.00%	0.00%	0.00%	2.66%
Multi-Asset Capital Stability Fund	10.63%	0.00%	0.00%	100.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2019, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through

Tax-Managed International Managed Volatility Fund	$10,412,723	$1,037,077

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items	(A) and (B) are based on the percentage of each Fund’s total distribution.

394	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Managed Trust / Annual Report / September 30, 2019	395

(This page intentionally left blank)

SEI Institutional Managed Trust / Annual Report / September 30, 2019

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-087 (9/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr.. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal 2019			Fiscal 2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$956,875	N/A	$0	$1,024,075	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$289,100	$0	$0	$372,077	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with

SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2019	Fiscal 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2019 and 2018 were $289,100 and $372,077, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund and Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Real Estate Fund, Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.0%

Communication Services — 6.6%
Activision Blizzard Inc	18,035	$954
Alphabet Inc, Cl A *	18,745	22,890
Alphabet Inc, Cl C *	852	1,039
AT&T Inc	414,642	15,690
Comcast Corp, Cl A	147,085	6,631
DISH Network Corp, Cl A *	73,243	2,495
Facebook Inc, Cl A *	171,127	30,474
IAC/InterActiveCorp *	6,326	1,379
Interpublic Group of Cos Inc/The	240,252	5,180
Live Nation Entertainment Inc *	65,805	4,365
Match Group Inc (A)	8,301	593
Netflix Inc *	12,941	3,463
Omnicom Group Inc	208,105	16,295
Pinterest Inc, Cl A *(A)	94,398	2,497
TEGNA Inc	177,946	2,763
Twitter Inc *	104,457	4,304
Verizon Communications Inc	329,220	19,872
Viacom Inc, Cl B	59,623	1,433
Walt Disney Co/The	65,678	8,559

		150,876

Consumer Discretionary — 10.4%
Alibaba Group Holding Ltd ADR *	71,016	11,876
Amazon.com Inc, Cl A *	21,495	37,313
Aptiv PLC	54,057	4,726
Best Buy Co Inc	43,112	2,974
Booking Holdings Inc *	5,337	10,474
BorgWarner Inc	28,785	1,056
Brinker International Inc	43,929	1,874
CarMax Inc *	52,945	4,659
Carnival Corp	20,670	904
Dick’s Sporting Goods Inc	54,230	2,213
Dillard’s Inc, Cl A (A)	17,881	1,182
Dollar General Corp	107,324	17,058
Dollar Tree Inc *	31,200	3,562
DR Horton Inc	83,212	4,386
eBay Inc	163,106	6,358
Foot Locker Inc, Cl A	64,995	2,805
Ford Motor Co	215,383	1,973
Garmin Ltd	5,820	493
General Motors Co	317,837	11,913
Goodyear Tire & Rubber Co/The	69,599	1,003
Harley-Davidson Inc, Cl A	53,538	1,926
Home Depot Inc/The	15,829	3,673
Honda Motor Co Ltd ADR (A)	198,281	5,171
Kohl’s Corp	59,976	2,978
Lear Corp	27,328	3,222
Lennar Corp, Cl A	58,360	3,259
Lowe’s Cos Inc	139,789	15,371
Lululemon Athletica Inc *	14,902	2,869
Macy’s Inc	51,046	793

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Magna International Inc, Cl A	99,340	$5,298
McDonald’s Corp	14,484	3,110
Mohawk Industries Inc *	31,316	3,885
Norwegian Cruise Line Holdings Ltd *	46,495	2,407
O’Reilly Automotive Inc *	23,708	9,448
PulteGroup Inc	217,967	7,967
Ross Stores Inc	192,997	21,201
Royal Caribbean Cruises Ltd	35,296	3,824
Target Corp, Cl A	50,332	5,381
Whirlpool Corp	25,640	4,060
Wyndham Destinations Inc	23,491	1,081
Yum China Holdings Inc	40,518	1,841

		237,567

Consumer Staples — 7.2%
Altria Group Inc	193,669	7,921
Archer-Daniels-Midland Co	118,904	4,883
Conagra Brands Inc	344,979	10,584
Estee Lauder Cos Inc/The, Cl A	25,428	5,059
Ingredion Inc	82,921	6,778
JM Smucker Co/The	147,233	16,199
Kellogg Co	103,786	6,679
Kroger Co/The	733,536	18,910
Molson Coors Brewing Co, Cl B	150,730	8,667
Monster Beverage Corp *	8,385	487
PepsiCo Inc	84,787	11,624
Philip Morris International Inc	240,103	18,231
Pilgrim’s Pride Corp *	139,338	4,465
Procter & Gamble Co/The	23,146	2,879
Sysco Corp, Cl A	6,001	476
Tyson Foods Inc, Cl A	117,194	10,095
Unilever NV	366,197	21,983
Walgreens Boots Alliance Inc	147,619	8,165

		164,085

Energy — 5.2%
BP PLC ADR	412,380	15,666
Cabot Oil & Gas Corp	56,814	998
Canadian Natural Resources Ltd	304,979	8,121
Chevron Corp	282,172	33,466
ConocoPhillips	157,650	8,983
Halliburton Co	158,975	2,997
Laredo Petroleum Inc *	322,581	777
Marathon Petroleum Corp	233,464	14,183
Occidental Petroleum Corp	165,230	7,348
Phillips 66	43,615	4,466
Royal Dutch Shell PLC ADR, Cl A	175,362	10,320
Royal Dutch Shell PLC ADR, Cl B	15,686	939
Schlumberger Ltd, Cl A	171,250	5,852
Valero Energy Corp	72,321	6,165

		120,281

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Financials — 16.8%
Aflac Inc	305,109	$15,963
Allstate Corp/The	53,790	5,846
American International Group Inc	76,898	4,283
Ameriprise Financial Inc	38,551	5,671
Annaly Capital Management Inc	610,623	5,373
Banco Santander SA ADR	289,259	1,163
Bank of America Corp	1,015,727	29,629
Bank of New York Mellon Corp/The	40,826	1,846
BB&T Corp	60,224	3,214
Berkshire Hathaway Inc, Cl B *	126,314	26,276
Capital One Financial Corp	56,048	5,099
Charles Schwab Corp/The	174,600	7,303
CIT Group Inc	103,796	4,703
Citigroup Inc	290,612	20,075
Discover Financial Services	73,548	5,964
E*TRADE Financial Corp	72,599	3,172
Everest Re Group Ltd	12,724	3,386
Fifth Third Bancorp	309,279	8,468
First Republic Bank/CA	118,119	11,422
Goldman Sachs Group Inc/The	13,894	2,879
Hartford Financial Services Group Inc/The	42,704	2,588
Intercontinental Exchange Inc	66,161	6,105
JPMorgan Chase & Co	319,031	37,547
KeyCorp	155,139	2,768
Lincoln National Corp	89,065	5,372
Markel Corp *	17,107	20,219
Marsh & McLennan Cos Inc	141,076	14,115
MetLife Inc	62,379	2,942
MFA Financial Inc	143,982	1,060
Moody’s Corp	60,535	12,399
Morgan Stanley	80,299	3,426
PNC Financial Services Group Inc/The	15,930	2,233
Progressive Corp/The	204,306	15,783
Prudential Financial Inc	23,506	2,114
Radian Group Inc	122,321	2,794
Regions Financial Corp	319,268	5,051
Reinsurance Group of America Inc, Cl A	21,798	3,485
S&P Global Inc	46,292	11,341
SLM Corp	335,704	2,963
Starwood Property Trust Inc	92,964	2,252
State Street Corp	223,426	13,224
SunTrust Banks Inc	100,360	6,905
T Rowe Price Group Inc	23,465	2,681
Two Harbors Investment Corp	225,408	2,960
Unum Group	26,895	799
US Bancorp	250,567	13,866
Voya Financial Inc	90,831	4,945
Wells Fargo & Co	94,187	4,751
Zions Bancorp NA	141,989	6,321

		384,744

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Health Care — 15.2%
Abbott Laboratories	418,212	$34,992
AbbVie Inc	72,914	5,521
ABIOMED Inc *	6,609	1,176
Allergan PLC	23,004	3,871
Alnylam Pharmaceuticals Inc *	18,705	1,504
AmerisourceBergen Corp, Cl A	146,015	12,021
Amgen Inc, Cl A	116,321	22,509
AstraZeneca PLC ADR	49,416	2,202
Baxter International Inc	6,108	534
Biogen Inc *	28,909	6,731
Boston Scientific Corp *	184,068	7,490
Bristol-Myers Squibb Co	73,582	3,731
Cardinal Health Inc	49,378	2,330
Cigna Corp	68,875	10,455
CVS Health Corp	293,270	18,497
Danaher Corp, Cl A	58,415	8,437
DexCom Inc *	8,502	1,269
Eli Lilly & Co	6,198	693
Gilead Sciences Inc	94,467	5,987
GW Pharmaceuticals PLC ADR *	7,022	808
HCA Healthcare Inc	43,190	5,201
Horizon Therapeutics Plc *	91,285	2,486
Humana Inc *	55,343	14,150
Illumina Inc *	11,567	3,519
Jazz Pharmaceuticals PLC *	36,897	4,728
Johnson & Johnson	244,196	31,594
Medtronic PLC	11,219	1,219
Merck & Co Inc	369,427	31,098
Mettler-Toledo International Inc *	15,162	10,680
Mylan NV *	56,768	1,123
Pfizer Inc	414,548	14,895
Sarepta Therapeutics Inc *	13,439	1,012
Teleflex Inc	50,543	17,172
Thermo Fisher Scientific Inc	13,294	3,872
UnitedHealth Group Inc	121,255	26,351
Veeva Systems Inc, Cl A *	8,738	1,334
Vertex Pharmaceuticals Inc *	42,621	7,221
Zimmer Biomet Holdings Inc	139,516	19,151

		347,564

Industrials — 11.6%
3M Co	38,034	6,253
AerCap Holdings NV *	69,739	3,818
AGCO Corp	65,945	4,992
Allison Transmission Holdings Inc	126,970	5,974
American Airlines Group Inc	197,324	5,322
Arconic Inc	206,560	5,371
Boeing Co/The	40,907	15,564
Caterpillar Inc, Cl A	16,648	2,103
Cintas Corp	22,322	5,985
CSX Corp	160,210	11,098

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cummins Inc	63,418	$10,316
Delta Air Lines Inc, Cl A	75,801	4,366
Eaton Corp PLC	45,501	3,783
Emerson Electric Co	165,179	11,044
Expeditors International of Washington Inc	6,273	466
FedEx Corp	31,561	4,594
Fortive Corp	124,149	8,512
Honeywell International Inc	200,261	33,884
Huntington Ingalls Industries Inc, Cl A	18,827	3,987
Illinois Tool Works Inc	93,532	14,637
L3Harris Technologies Inc	28,746	5,998
ManpowerGroup Inc	45,126	3,801
Parker-Hannifin Corp, Cl A	52,899	9,554
Raytheon Co	11,237	2,205
Rockwell Automation Inc	28,864	4,757
Roper Technologies Inc	43,411	15,480
Sensata Technologies Holding PLC *	236,844	11,856
Spirit AeroSystems Holdings Inc, Cl A	41,152	3,384
Stanley Black & Decker Inc	45,699	6,599
Textron Inc	18,907	926
TransDigm Group Inc	29,714	15,471
Union Pacific Corp	22,734	3,682
United Airlines Holdings Inc *	87,721	7,755
WW Grainger Inc	44,750	13,298

		266,835

Information Technology — 18.0%
Adobe Inc *	88,418	24,426
Anaplan Inc *	34,579	1,625
Apple Inc	132,259	29,622
Applied Materials Inc	146,722	7,321
Avalara Inc *	40,131	2,700
Cadence Design Systems Inc *	8,270	547
Ciena Corp *	10,886	427
Cisco Systems Inc	151,519	7,487
Corning Inc, Cl B	159,303	4,543
Dell Technologies Inc, Cl C *	18,025	935
DXC Technology Co	84,142	2,482
Endava PLC ADR	31,007	1,174
Euronet Worldwide Inc *	3,016	441
Fidelity National Information Services Inc, Cl B	222,307	29,514
Global Payments Inc	59,578	9,473
Hewlett Packard Enterprise Co	376,685	5,714
HP Inc	247,265	4,678
Intel Corp	253,595	13,068
International Business Machines Corp	43,503	6,326
Intuit Inc	81,061	21,557
IPG Photonics Corp *	22,061	2,991
Keysight Technologies Inc *	22,606	2,198
Lam Research Corp	46,380	10,719
Marvell Technology Group Ltd	161,679	4,037

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Microchip Technology Inc (A)	223,257	$20,743
Microsoft Corp	363,158	50,490
Motorola Solutions Inc	73,662	12,553
NetApp Inc	9,620	505
NVIDIA Corp	26,203	4,561
NXP Semiconductors NV	75,847	8,276
ON Semiconductor Corp *	135,982	2,612
Oracle Corp, Cl B	264,583	14,560
PayPal Holdings Inc *	150,417	15,582
QUALCOMM Inc	99,714	7,606
salesforce.com *	118,153	17,539
Seagate Technology PLC	77,003	4,142
Skyworks Solutions Inc	28,361	2,248
Tech Data Corp *	43,262	4,510
Teradyne Inc	11,459	664
Ubiquiti Inc (A)	3,555	420
Universal Display Corp	10,278	1,726
VeriSign Inc *	10,283	1,940
Visa Inc, Cl A	179,031	30,795
Vishay Intertechnology Inc	103,407	1,751
Xerox Holdings Corp	150,225	4,493
Xilinx Inc	115,936	11,118

		412,839

Materials — 3.6%
Air Products & Chemicals Inc	8,026	1,781
Ball Corp	39,984	2,911
Cabot Corp	21,482	974
Celanese Corp, Cl A	38,277	4,681
Corteva Inc	133,079	3,726
Crown Holdings Inc *	86,129	5,690
Domtar Corp	11,448	410
Dow Inc	61,811	2,945
DuPont de Nemours Inc	85,115	6,070
Eastman Chemical Co	40,880	3,018
Ecolab Inc	67,335	13,335
Freeport-McMoRan Inc, Cl B	79,771	763
Huntsman Corp	209,319	4,869
International Paper Co	21,612	904
Linde PLC	41,009	7,944
LyondellBasell Industries NV, Cl A	12,206	1,092
Newmont Goldcorp Corp	120,105	4,554
Nucor Corp	108,540	5,526
Owens-Illinois Inc	136,113	1,398
Packaging Corp of America	22,290	2,365
Sherwin-Williams Co/The, Cl A	11,295	6,211
Steel Dynamics Inc	57,253	1,706
Westrock Co	13,858	505

		83,378

Real Estate — 2.9%
American Tower Corp, Cl A	77,158	17,062

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CBRE Group Inc, Cl A *	8,531	$452
Crown Castle International Corp	150,122	20,869
Gaming and Leisure Properties Inc	126,255	4,828
Host Hotels & Resorts Inc	220,713	3,816
Invitation Homes Inc	15,930	472
Omega Healthcare Investors Inc	106,562	4,453
Senior Housing Properties Trust	120,279	1,113
Service Properties Trust	81,476	2,101
VEREIT Inc	1,045,054	10,221

		65,387

Utilities — 1.5%
Exelon Corp	151,730	7,330
FirstEnergy Corp	188,245	9,079
NextEra Energy Inc	56,829	13,241
Vistra Energy Corp	173,534	4,638

		34,288

Total Common Stock (Cost $1,794,366) ($ Thousands)		2,267,844

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

AFFILIATED PARTNERSHIP — 1.3%
SEI Liquidity Fund, L.P.
2.010% **†(B)	29,703,299	$29,711

Total Affiliated Partnership (Cost $29,701) ($ Thousands)		29,711

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	22,021,926	22,022

Total Cash Equivalent (Cost $22,022) ($ Thousands)		22,022

Total Investments — 101.3% (Cost $1,846,089) ($ Thousands)		$2,319,577

A list of the open futures contracts held at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	53	Dec-2019	$7,929	$7,893	$(36)
S&P Mid Cap 400 Index E-MINI	4	Dec-2019	778	775	(3)

			$8,707	$8,668	$(39)

Percentages are based on Net Assets of $2,290,619 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $29,436 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $29,711 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Fund (Concluded)

September 30, 2019

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,267,844	—	—	2,267,844
Affiliated Partnership	—	29,711	—	29,711
Cash Equivalent	22,022	—	—	22,022

Total Investments in Securities	2,289,866	29,711	—	2,319,577

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(39)	—	—	(39)

Total Other Financial Instruments	(39)	—	—	(39)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$52,638	$237,688	$(260,643)	$24	$4	$29,711	29,703,299	$139	$—
SEI Daily Income Trust, Government Fund, Cl F	57,680	511,139	(546,797)	—	—	22,022	22,021,926	849	—

Totals	$110,318	$748,827	$(807,440)	$24	$4	$51,733	51,725,225	$988	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.5%

Communication Services — 6.9%
AT&T Inc	982,930	$37,194
BCE Inc	186,948	9,050
Comcast Corp, Cl A	218,299	9,841
DISH Network Corp, Cl A *	30,384	1,035
Facebook Inc, Cl A *	30,917	5,506
Fox Corp	8,535	269
News Corp, Cl A	19,898	277
Nexstar Media Group Inc, Cl A	2,577	264
Omnicom Group Inc	5,167	405
Sinclair Broadcast Group Inc, Cl A	65,218	2,787
TEGNA Inc	124,309	1,931
Telephone & Data Systems Inc	120,700	3,114
United States Cellular Corp *	49,745	1,869
Verizon Communications Inc	246,910	14,903
Viacom Inc, Cl B	79,775	1,917
Walt Disney Co/The	17,650	2,300

		92,662

Consumer Discretionary — 8.1%
Best Buy Co Inc	73,919	5,100
BorgWarner Inc	70,393	2,582
Brinker International Inc	12,302	525
Carnival Corp	23,876	1,044
Columbia Sportswear Co	19,636	1,903
Dick’s Sporting Goods Inc	62,268	2,541
Dillard’s Inc, Cl A (A)	12,443	823
DR Horton Inc	95,269	5,022
eBay Inc	95,028	3,704
Foot Locker Inc, Cl A	104,248	4,499
Ford Motor Co	192,027	1,759
GameStop Corp, Cl A (A)	17,836	98
General Motors Co	337,666	12,656
Genuine Parts Co	99,288	9,888
Goodyear Tire & Rubber Co/The	117,456	1,692
Graham Holdings Co, Cl B	394	261
Harley-Davidson Inc, Cl A	31,374	1,128
Kohl’s Corp	88,403	4,390
Lear Corp	24,338	2,869
Macy’s Inc	71,346	1,109
Magna International Inc, Cl A	77,171	4,115
McDonald’s Corp	1,272	273
Mohawk Industries Inc *	26,604	3,301
Norwegian Cruise Line Holdings Ltd *	75,108	3,888
PulteGroup Inc	241,850	8,840
Royal Caribbean Cruises Ltd	18,405	1,994
Skechers U.S.A. Inc, Cl A *	107,907	4,030
Target Corp, Cl A	142,138	15,196
Toll Brothers Inc	6,530	268
Whirlpool Corp	15,754	2,495

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wyndham Destinations Inc	28,673	$1,320

		109,313

Consumer Staples — 8.9%
Altria Group Inc	124,849	5,106
Archer-Daniels-Midland Co	75,616	3,106
Bunge Ltd	4,635	263
Casey’s General Stores Inc	1,607	259
Colgate-Palmolive Co	3,706	273
Diageo PLC ADR	61,169	10,002
Hershey Co/The	8,003	1,240
Ingredion Inc	71,453	5,841
JM Smucker Co/The	22,742	2,502
Kimberly-Clark Corp	87,368	12,411
Kroger Co/The	218,286	5,627
Molson Coors Brewing Co, Cl B	109,895	6,319
Nu Skin Enterprises Inc, Cl A	16,694	710
Philip Morris International Inc	202,098	15,345
Pilgrim’s Pride Corp *	118,132	3,786
Procter & Gamble Co/The	54,658	6,798
Tyson Foods Inc, Cl A	145,740	12,554
Unilever NV	140,802	8,452
Walgreens Boots Alliance Inc	178,672	9,882
Walmart Inc	77,822	9,236

		119,712

Energy — 9.0%
BP PLC ADR	139,186	5,288
Cabot Oil & Gas Corp	73,898	1,298
Canadian Natural Resources Ltd	255,175	6,795
Chevron Corp	229,319	27,197
ConocoPhillips	335,692	19,128
Diamondback Energy Inc, Cl A	6,673	600
Exxon Mobil Corp	222,846	15,735
Halliburton Co	232,064	4,374
HollyFrontier Corp	57,039	3,060
Kinder Morgan Inc/DE	12,868	265
Laredo Petroleum Inc *	129,060	311
Marathon Petroleum Corp	90,527	5,500
Occidental Petroleum Corp	1,463	65
Phillips 66	86,808	8,889
Pioneer Natural Resources Co	4,098	515
Royal Dutch Shell PLC ADR, Cl A	160,740	9,460
Schlumberger Ltd, Cl A	143,715	4,911
Valero Energy Corp	83,694	7,134

		120,525

Financials — 22.4%
Aflac Inc	150,885	7,894
AGNC Investment Corp ‡	14,913	240
Allstate Corp/The	67,626	7,350
Ally Financial Inc	10,240	340

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ameriprise Financial Inc	31,652	$4,656
Annaly Capital Management Inc ‡	465,401	4,096
Arthur J Gallagher & Co	3,311	297
Assured Guaranty Ltd	31,907	1,419
Athene Holding Ltd, Cl A *	7,120	300
Banco Santander SA ADR (A)	467,042	1,878
Bank of America Corp	755,683	22,043
Bank of New York Mellon Corp/The	39,668	1,793
BankUnited Inc	7,871	265
BB&T Corp	26,657	1,423
Berkshire Hathaway Inc, Cl B *	80,373	16,719
Capital One Financial Corp	83,184	7,568
Chubb Ltd	73,483	11,863
CIT Group Inc	42,328	1,918
Citigroup Inc	334,594	23,114
Citizens Financial Group Inc	62,749	2,219
Discover Financial Services	56,007	4,542
E*TRADE Financial Corp	81,389	3,556
Erie Indemnity Co, Cl A	12,752	2,367
Everest Re Group Ltd	19,378	5,156
Fidelity National Financial Inc	42,380	1,882
Fifth Third Bancorp	199,912	5,474
First American Financial Corp	5,189	306
First Horizon National Corp	17,785	288
Franklin Resources Inc	7,703	222
Goldman Sachs Group Inc/The	14,352	2,974
Hartford Financial Services Group Inc/The	32,534	1,972
HSBC Holdings PLC ADR	138,822	5,313
JPMorgan Chase & Co	346,115	40,734
KeyCorp	125,944	2,247
Lincoln National Corp	63,433	3,826
MetLife Inc	55,848	2,634
MFA Financial Inc ‡	47,975	353
MGIC Investment Corp	252,553	3,177
Morgan Stanley	89,100	3,802
Navient Corp	122,162	1,564
New York Community Bancorp Inc	22,539	283
Old Republic International Corp	12,663	298
PNC Financial Services Group Inc/The	29,391	4,119
Popular Inc	46,178	2,497
Principal Financial Group Inc, Cl A	4,457	255
Prudential Financial Inc	54,813	4,930
Radian Group Inc	47,480	1,084
Regions Financial Corp	211,042	3,339
Reinsurance Group of America Inc, Cl A	29,273	4,680
SLM Corp	384,812	3,396
Starwood Property Trust Inc ‡	86,417	2,093
State Street Corp	19,496	1,154
SunTrust Banks Inc	234,504	16,134
Synchrony Financial	223,883	7,632
T Rowe Price Group Inc	8,630	986
Travelers Cos Inc/The	89,423	13,296

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Two Harbors Investment Corp ‡	95,120	$1,249
Unum Group	87,057	2,587
US Bancorp	4,753	263
Voya Financial Inc	89,174	4,855
Wells Fargo & Co	290,378	14,647
Zions Bancorp NA	47,944	2,134

		301,695

Health Care — 13.0%
AbbVie Inc	79,185	5,996
Allergan PLC	3,166	533
AmerisourceBergen Corp, Cl A	3,048	251
Amgen Inc, Cl A	23,681	4,583
Anthem Inc	15,091	3,623
AstraZeneca PLC ADR	28,539	1,272
Baxter International Inc	3,217	281
Biogen Inc *	15,356	3,575
Bristol-Myers Squibb Co	141,907	7,196
Cardinal Health Inc	69,231	3,267
CVS Health Corp	94,724	5,974
Eli Lilly & Co	95,473	10,677
Exelixis Inc *	64,811	1,146
Gilead Sciences Inc	81,301	5,153
HCA Healthcare Inc	57,376	6,909
Horizon Therapeutics Plc *	88,843	2,419
Humana Inc *	8,286	2,119
Jazz Pharmaceuticals PLC *	22,814	2,923
Johnson & Johnson	203,339	26,308
McKesson Corp	22,873	3,126
Medtronic PLC	38,016	4,129
Merck & Co Inc	296,204	24,935
Molina Healthcare Inc *	14,833	1,628
Mylan NV *	111,892	2,213
Novartis AG ADR	109,770	9,539
Pfizer Inc	865,889	31,111
Premier Inc, Cl A *	6,902	200
Varian Medical Systems Inc *	2,018	240
Waters Corp *	1,235	276
Zimmer Biomet Holdings Inc	19,774	2,714

		174,316

Industrials — 9.1%
3M Co	40,786	6,705
AerCap Holdings NV *	67,330	3,686
AGCO Corp	37,676	2,852
Allison Transmission Holdings Inc	33,858	1,593
American Airlines Group Inc	210,718	5,683
Arconic Inc	64,640	1,681
Boeing Co/The	15,410	5,863
Caterpillar Inc, Cl A	47,099	5,949
Copa Holdings SA, Cl A	2,791	276
Cummins Inc	46,934	7,635

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Delta Air Lines Inc, Cl A	100,386	$5,782
Eaton Corp PLC	40,745	3,388
Expeditors International of Washington Inc	3,626	269
FedEx Corp	18,403	2,679
GrafTech International Ltd	134,814	1,726
Huntington Ingalls Industries Inc, Cl A	9,609	2,035
Ingersoll-Rand PLC	40,707	5,015
JetBlue Airways Corp *	43,825	734
Johnson Controls International PLC	246,993	10,841
KAR Auction Services Inc	10,563	259
Landstar System Inc	2,456	276
ManpowerGroup Inc	53,830	4,535
Oshkosh Corp	28,625	2,170
PACCAR Inc	4,443	311
Raytheon Co	58,654	11,507
Robert Half International Inc	4,805	267
Siemens AG ADR (B)	156,905	8,408
Southwest Airlines Co, Cl A	78,453	4,237
Spirit AeroSystems Holdings Inc, Cl A	36,890	3,034
Teledyne Technologies Inc *	968	312
Textron Inc	37,937	1,857
United Airlines Holdings Inc *	60,990	5,392
United Technologies Corp	11,285	1,541
Waste Management Inc	23,373	2,688
WESCO International Inc *	30,411	1,453
Woodward Inc	2,342	253

		122,892

Information Technology — 8.2%
Akamai Technologies Inc *	18,092	1,653
Applied Materials Inc	88,749	4,429
CACI International Inc, Cl A *	10,833	2,505
Ciena Corp *	6,012	236
Cisco Systems Inc	337,814	16,691
Corning Inc, Cl B	378,071	10,783
DXC Technology Co	66,314	1,956
Hewlett Packard Enterprise Co	43,627	662
HP Inc	374,025	7,077
Intel Corp	518,309	26,708
International Business Machines Corp	46,136	6,709
IPG Photonics Corp *	10,975	1,488
Lam Research Corp	25,778	5,958
Leidos Holdings Inc	3,309	284
Marvell Technology Group Ltd	125,081	3,123
Micron Technology Inc *	29,886	1,281
Microsoft Corp	60,481	8,409
NVIDIA Corp	22,650	3,943
ON Semiconductor Corp *	24,081	463
Seagate Technology PLC	25,440	1,368
Skyworks Solutions Inc	8,925	707
Symantec Corp, Cl A	14,853	351
Tech Data Corp *	2,650	276

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
VeriSign Inc *	1,247	$235
Vishay Intertechnology Inc	15,563	263
Western Union Co/The	11,730	272
Xerox Holdings Corp	73,169	2,189

		110,019

Materials — 4.6%
Cabot Corp	33,520	1,519
Celanese Corp, Cl A	37,458	4,581
Corteva Inc	107,210	3,002
Crown Holdings Inc *	68,051	4,495
Domtar Corp	32,926	1,179
Dow Inc	105,818	5,042
DuPont de Nemours Inc	87,653	6,251
Eastman Chemical Co	81,083	5,986
Freeport-McMoRan Inc, Cl B	175,949	1,684
Huntsman Corp	202,830	4,718
International Paper Co	44,795	1,873
LyondellBasell Industries NV, Cl A	62,924	5,630
Newmont Goldcorp Corp	95,909	3,637
Nucor Corp	4,719	240
Owens-Illinois Inc	102,042	1,048
Packaging Corp of America	21,180	2,247
Reliance Steel & Aluminum Co	30,550	3,045
Royal Gold Inc, Cl A	2,124	262
Steel Dynamics Inc	117,304	3,496
Westrock Co	42,008	1,531

		61,466

Real Estate — 3.6%
Apartment Investment & Management Co, Cl A ‡	5,172	270
Brixmor Property Group Inc ‡	99,401	2,017
Camden Property Trust ‡	2,746	305
Equity Commonwealth ‡	8,166	280
Gaming and Leisure Properties Inc ‡	23,528	900
HCP Inc ‡	284,637	10,141
Host Hotels & Resorts Inc ‡	172,945	2,990
Howard Hughes Corp/The *‡	11,467	1,486
Jones Lang LaSalle Inc	1,884	262
Medical Properties Trust Inc ‡	281,990	5,516
Omega Healthcare Investors Inc ‡	35,079	1,466
Outfront Media Inc ‡	34,337	954
Park Hotels & Resorts Inc ‡	9,635	240
Senior Housing Properties Trust ‡	87,684	811
Service Properties Trust	72,901	1,880
Ventas Inc ‡	4,240	310
VEREIT Inc ‡	278,716	2,726
Welltower Inc ‡	178,748	16,203

		48,757

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
Utilities — 4.7%
AES Corp/VA	131,814	$2,154
Ameren Corp	27,085	2,168
American Electric Power Co Inc	27,968	2,620
Consolidated Edison Inc	52,439	4,954
DTE Energy Co	15,408	2,049
Edison International	35,659	2,689
Exelon Corp	248,535	12,007
FirstEnergy Corp	86,011	4,148
NextEra Energy Inc	86,691	20,198
Pinnacle West Capital Corp	22,720	2,206
Public Service Enterprise Group Inc	34,487	2,141
Vistra Energy Corp	224,137	5,991

		63,325

Total Common Stock (Cost $1,094,048) ($ Thousands)		1,324,682

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
2.010% **†(C)	898,248	$899

Total Affiliated Partnership (Cost $898) ($ Thousands)		899

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	17,909,427	17,909

Total Cash Equivalent (Cost $17,909) ($ Thousands)		17,909

Total Investments in Securities — 99.9% (Cost $1,112,855) ($ Thousands)		$1,343,490

A list of the open futures contracts held at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	51	Dec-2019	$7,638	$7,595	$(43)
S&P Mid Cap 400 Index E-MINI	25	Dec-2019	4,870	4,845	(25)

			$12,508	$12,440	$(68)

Percentages are based on Net Assets of $1,344,514 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 10). The total market value of securities on loan at September 30, 2019 was $921 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $8,408 ($ Thousands) and represented 0.6% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $899 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,324,682	—	—	1,324,682
Affiliated Partnership	—	899	—	899
Cash Equivalent	17,909	—	—	17,909

Total Investments in Securities	1,342,591	899	—	1,343,490

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(68)	—	—	(68)

Total Other Financial Instruments	(68)	—	—	(68)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Value Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$10,516	$166,113	$(175,733)	$3	$—	$899	898,248	$102	$—
SEI Daily Income Trust, Government Fund, Cl F	42,653	177,744	(202,488)	—	—	17,909	17,909,427	646	—

Totals	$53,169	$343,857	$(378,221)	$3	$—	$18,808	18,807,675	$748	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.9%

Communication Services — 9.8%
Activision Blizzard Inc	14,808	$784
Alphabet Inc, Cl A *	33,983	41,498
Alphabet Inc, Cl C *	10,824	13,194
Comcast Corp, Cl A	224,792	10,134
Facebook Inc, Cl A *	247,154	44,013
IAC/InterActiveCorp *	6,161	1,343
Live Nation Entertainment Inc *	84,351	5,596
Match Group Inc (A)	3,403	243
Netflix Inc *	25,880	6,926
Pinterest Inc, Cl A *(A)	132,187	3,496
Telephone & Data Systems Inc	9,219	238
T-Mobile US Inc *	91,363	7,197
Twitter Inc *	88,380	3,641
Walt Disney Co/The	53,296	6,946

		145,249

Consumer Discretionary — 14.8%
Alibaba Group Holding Ltd ADR *	114,606	19,166
Amazon.com Inc, Cl A *	36,995	64,220
Aptiv PLC	49,851	4,358
AutoZone Inc *	22,155	24,030
Booking Holdings Inc *	407	799
Dollar Tree Inc *	61,558	7,027
eBay Inc	78,623	3,065
Garmin Ltd	3,506	297
Hilton Worldwide Holdings Inc	59,493	5,539
Home Depot Inc/The	11,705	2,716
Lowe’s Cos Inc	83,610	9,194
Lululemon Athletica Inc *	66,755	12,852
McDonald’s Corp	23,387	5,021
NIKE Inc, Cl B	101,123	9,497
Ross Stores Inc	6,461	710
Starbucks Corp	103,554	9,156
Tiffany & Co	56,468	5,231
TJX Cos Inc/The	299,499	16,694
Tractor Supply Co	68,883	6,230
Williams-Sonoma Inc	4,307	293
Yum China Holdings Inc	251,520	11,426

		217,521

Consumer Staples — 4.0%
Colgate-Palmolive Co	151,921	11,168
Estee Lauder Cos Inc/The, Cl A	11,064	2,201
Hershey Co/The	57,659	8,937
Monster Beverage Corp *	4,569	265
PepsiCo Inc	188,910	25,900
Procter & Gamble Co/The	87,571	10,892
Sysco Corp, Cl A	3,833	304

		59,667

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Energy — 0.1%
Cabot Oil & Gas Corp	54,258	$953

Financials — 7.2%
Aflac Inc	62,626	3,277
Citigroup Inc	4,272	295
CME Group Inc	45,547	9,626
FactSet Research Systems Inc	18,950	4,604
Intercontinental Exchange Inc	111,657	10,303
Moody’s Corp	105,726	21,656
Morgan Stanley	6,714	286
MSCI Inc, Cl A	62,117	13,526
Progressive Corp/The	237,828	18,372
S&P Global Inc	52,131	12,771
T Rowe Price Group Inc	7,253	829
US Bancorp	196,937	10,898

		106,443

Health Care — 13.9%
Abbott Laboratories	255,279	21,359
ABIOMED Inc *	3,921	698
Alnylam Pharmaceuticals Inc *	23,311	1,875
Becton Dickinson and Co	67,013	16,952
Boston Scientific Corp *	242,468	9,866
Bruker Corp	6,866	302
Danaher Corp, Cl A	95,813	13,838
DexCom Inc *	9,906	1,478
GW Pharmaceuticals PLC ADR *	22,707	2,612
HCA Healthcare Inc	60,597	7,297
IDEXX Laboratories Inc *	1,134	308
Illumina Inc *	19,780	6,018
Incyte Corp *	3,913	290
Insulet Corp *	2,046	337
IQVIA Holdings Inc *	24,506	3,661
Johnson & Johnson	126,622	16,382
Masimo Corp *	1,948	290
Merck & Co Inc	206,606	17,392
Mettler-Toledo International Inc *	16,045	11,302
Sarepta Therapeutics Inc *(A)	19,959	1,501
Stryker Corp	33,771	7,305
Thermo Fisher Scientific Inc	24,906	7,254
UnitedHealth Group Inc	163,781	35,593
Varian Medical Systems Inc *	62,437	7,436
Veeva Systems Inc, Cl A *	18,793	2,870
Vertex Pharmaceuticals Inc *	61,426	10,408
WellCare Health Plans Inc *	1,132	294

		204,918

Industrials — 10.0%
3M Co	63,595	10,455
AGCO Corp	3,927	297
Allison Transmission Holdings Inc	6,383	300

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arconic Inc	14,095	$367
Armstrong World Industries Inc	5,283	511
Boeing Co/The	30,082	11,445
Carlisle Cos Inc	2,020	294
Cintas Corp	33,670	9,027
Copart Inc *	3,861	310
Delta Air Lines Inc, Cl A	144,896	8,346
Expeditors International of Washington Inc	4,010	298
Graco Inc	274,584	12,642
HEICO Corp	2,163	270
Honeywell International Inc	85,210	14,418
Ingersoll-Rand PLC	72,301	8,908
L3Harris Technologies Inc	39,459	8,233
Lockheed Martin Corp	29,935	11,676
Middleby Corp/The *	89,404	10,451
Old Dominion Freight Line Inc, Cl A	1,713	291
PACCAR Inc	4,091	286
Robert Half International Inc	5,467	304
TransDigm Group Inc	14,492	7,546
Union Pacific Corp	94,700	15,340
United Technologies Corp	107,939	14,736

		146,751

Information Technology — 34.5%
Adobe Inc *	120,018	33,155
Analog Devices Inc	124,574	13,919
Anaplan Inc *	19,288	906
Apple Inc	273,910	61,348
Applied Materials Inc	148,264	7,398
Aspen Technology Inc *	20,648	2,541
Avalara Inc *	68,380	4,601
Booz Allen Hamilton Holding Corp, Cl A	3,926	279
Broadcom Inc	18,201	5,025
Cadence Design Systems Inc *	57,351	3,790
CDW Corp/DE	48,806	6,015
Ciena Corp *	51,566	2,023
Cisco Systems Inc	235,277	11,625
Datadog Inc, Cl A *	30,000	1,017
Dell Technologies Inc, Cl C *	46,122	2,392
Endava PLC ADR	63,333	2,397
EPAM Systems Inc *	10,472	1,909
Euronet Worldwide Inc *	1,945	284
F5 Networks Inc, Cl A *	18,843	2,646
Fidelity National Information Services Inc, Cl B	154,510	20,513
Fortinet Inc *	41,035	3,150
Intuit Inc	8,489	2,258
Keysight Technologies Inc *	46,809	4,552
KLA Corp	2,639	421
Lam Research Corp	25,911	5,988
Mastercard Inc, Cl A	142,571	38,718
Microsoft Corp	728,655	101,305

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NVIDIA Corp	17,481	$3,043
NXP Semiconductors NV	211,133	23,039
Oracle Corp, Cl B	357,215	19,657
Palo Alto Networks Inc *	33,512	6,831
Paychex Inc	3,562	294
Paycom Software Inc *	41,641	8,723
PayPal Holdings Inc *	131,249	13,596
salesforce.com *	186,578	27,696
ServiceNow Inc *	1,054	267
Teradyne Inc	20,940	1,213
Ubiquiti Inc (A)	8,285	980
Universal Display Corp	11,224	1,884
VeriSign Inc *	12,032	2,270
Visa Inc, Cl A	260,356	44,784
VMware Inc, Cl A	1,932	290
Xerox Holdings Corp	80,564	2,410
Xilinx Inc	34,518	3,310
Zebra Technologies Corp, Cl A *	40,062	8,269

		508,731

Materials — 3.0%
Air Products & Chemicals Inc	5,945	1,319
Ball Corp	47,922	3,489
Ecolab Inc	33,320	6,599
Linde PLC	32,274	6,252
Sherwin-Williams Co/The, Cl A	48,203	26,505

		44,164

Real Estate — 1.6%
Apartment Investment & Management Co, Cl A ‡	5,803	302
CBRE Group Inc, Cl A *‡	155,141	8,224
Crown Castle International Corp ‡	97,940	13,615
Equity Commonwealth ‡	8,659	297
Invitation Homes Inc ‡	24,775	734
VEREIT Inc ‡	30,687	300

		23,472

Total Common Stock (Cost $988,776) ($ Thousands)		1,457,869

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, L.P.
2.010% **†(B)	5,991,846	5,992

Total Affiliated Partnership (Cost $5,991) ($ Thousands)		5,992

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund (Concluded)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	16,366,160	$16,366

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT (continued)
Total Cash Equivalent (Cost $16,366) ($ Thousands)		$16,366

Total Investments in Securities — 100.4% (Cost $1,011,133) ($ Thousands)		$1,480,227

A list of the open futures held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	66	Dec-2019	$9,894	$9,829	$(65)

Percentages are based on Net Assets of $1,474,065 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $5,874 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $5,992 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,457,869	—	—	1,457,869
Affiliated Partnership	—	5,992	—	5,992
Cash Equivalent	16,366	—	—	16,366

Total Investments in Securities	1,474,235	5,992	—	1,480,227

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	(65)	—	—	(65)

Total Other Financial Instruments	(65)	—	—	(65)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$18,951	$137,702	$(150,677)	$14	$2	$5,992	5,991,846	$196	$—
SEI Daily Income Trust, Government Fund, Cl F	46,852	263,701	(294,187)	—	—	16,366	16,366,160	596	—

Totals	$65,803	$401,403	$(444,864)	$14	$2	$22,358	22,358,006	$792	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.3%

Communication Services — 9.5%
Activision Blizzard Inc	12,208	$646
Alphabet Inc, Cl A *	4,749	5,799
Alphabet Inc, Cl C *	4,818	5,873
Altice USA Inc, Cl A *	5,100	146
AMC Networks Inc, Cl A *	600	30
AT&T Inc	116,732	4,417
Cable One Inc	66	83
CBS Corp, Cl B	5,515	223
CenturyLink Inc	17,012	212
Charter Communications Inc, Cl A *	2,524	1,040
Cinemark Holdings Inc	1,500	58
Comcast Corp, Cl A	72,050	3,248
Discovery Inc, Cl A *	2,100	56
Discovery Inc, Cl C *	5,517	136
DISH Network Corp, Cl A *	3,711	127
Electronic Arts Inc *	4,569	447
Facebook Inc, Cl A *	38,243	6,810
Fox Corp	8,031	253
GCI Liberty Inc *	1,600	99
IAC/InterActiveCorp *	1,220	266
Interpublic Group of Cos Inc/The	5,800	125
John Wiley & Sons Inc, Cl A	600	26
Liberty Broadband Corp, Cl A *	300	31
Liberty Broadband Corp, Cl C *	1,587	166
Liberty Media Corp-Liberty Formula One, Cl A *	500	20
Liberty Media Corp-Liberty Formula One, Cl C *	3,300	137
Liberty Media Corp-Liberty SiriusXM *	4,100	171
Lions Gate Entertainment Corp, Cl A *	300	3
Lions Gate Entertainment Corp, Cl B *	900	8
Live Nation Entertainment Inc *	1,990	132
Madison Square Garden Co/The *	269	71
Match Group Inc *	900	64
Netflix Inc *	6,763	1,810
New York Times Co/The, Cl A	2,900	83
News Corp, Cl A	6,200	86
News Corp, Cl B	2,300	33
Nexstar Media Group Inc, Cl A	700	72
Omnicom Group Inc	3,526	276
Sinclair Broadcast Group Inc, Cl A	800	34
Sirius XM Holdings Inc	22,118	138
Spotify Technology SA *	1,800	205
Sprint Corp *	8,900	55
Take-Two Interactive Software Inc, Cl A *	1,900	238
Telephone & Data Systems Inc	1,800	46
T-Mobile US Inc *	5,110	403
TripAdvisor Inc *	1,500	58
Twitter Inc *	12,180	502
United States Cellular Corp *	45	2
Verizon Communications Inc	66,215	3,997

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Viacom Inc, Cl A	32	$1
Viacom Inc, Cl B	6,000	144
Walt Disney Co/The	27,959	3,643
World Wrestling Entertainment Inc, Cl A	600	43
Zayo Group Holdings Inc *	3,890	132
Zillow Group Inc, Cl A *	800	24
Zillow Group Inc, Cl C *	1,700	51
Zynga Inc, Cl A *	14,200	83

		43,082

Consumer Discretionary — 9.9%
Advance Auto Parts Inc	1,075	178
Amazon.com Inc, Cl A *	6,615	11,483
Aptiv PLC	4,214	368
Aramark	3,900	170
AutoNation Inc *	800	41
AutoZone Inc *	376	408
Best Buy Co Inc	3,500	241
Booking Holdings Inc *	656	1,288
BorgWarner Inc	3,500	128
Bright Horizons Family Solutions Inc *	900	137
Brunswick Corp/DE	1,200	62
Burlington Stores Inc *	1,053	210
Caesars Entertainment Corp *	9,307	109
Capri Holdings Ltd *	2,300	76
CarMax Inc *	2,700	238
Carnival Corp	6,227	272
Carter’s Inc	600	55
Carvana Co, Cl A *	700	46
Chipotle Mexican Grill Inc, Cl A *	388	326
Choice Hotels International	600	53
Columbia Sportswear Co	400	39
Darden Restaurants Inc	2,045	242
Dick’s Sporting Goods Inc	892	36
Dollar General Corp	4,217	670
Dollar Tree Inc *	3,818	436
Domino’s Pizza Inc	639	156
DR Horton Inc	5,600	295
Dunkin’ Brands Group Inc	1,314	104
eBay Inc	12,606	491
Etsy Inc *	1,900	107
Expedia Group Inc	2,243	302
Extended Stay America Inc	2,300	34
Five Below Inc *	800	101
Floor & Decor Holdings Inc, Cl A *	1,100	56
Foot Locker Inc, Cl A	1,800	78
Ford Motor Co	62,985	577
frontdoor Inc *	1,200	58
Gap Inc/The	2,900	50
Garmin Ltd	2,200	186
General Motors Co	19,891	745
Gentex Corp	4,135	114

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genuine Parts Co	2,176	$217
Goodyear Tire & Rubber Co/The	3,100	45
Graham Holdings Co, Cl B	54	36
Grand Canyon Education Inc *	700	69
GrubHub Inc *(A)	1,300	73
H&R Block Inc	3,300	78
Hanesbrands Inc	5,800	89
Harley-Davidson Inc, Cl A	2,200	79
Hasbro Inc	1,902	226
Hilton Grand Vacations Inc *	1,318	42
Hilton Worldwide Holdings Inc	4,437	413
Home Depot Inc/The	17,643	4,093
Hyatt Hotels Corp, Cl A	494	36
International Game Technology	1,100	16
Kohl’s Corp	2,725	135
L Brands Inc	3,100	61
Las Vegas Sands Corp	5,256	304
Lear Corp	950	112
Leggett & Platt Inc	2,000	82
Lennar Corp, Cl A	4,628	259
Lennar Corp, Cl B	250	11
LKQ Corp *	4,689	147
Lowe’s Cos Inc	12,515	1,376
Lululemon Athletica Inc *	1,893	364
Macy’s Inc	4,514	70
Marriott International Inc/MD, Cl A	4,390	546
Mattel Inc *	6,300	72
McDonald’s Corp	12,241	2,628
MGM Resorts International	8,153	226
Mohawk Industries Inc *	1,059	132
Newell Brands Inc, Cl B	5,670	106
NIKE Inc, Cl B	19,667	1,847
Nordstrom Inc	1,800	61
Norwegian Cruise Line Holdings Ltd *	3,600	186
NVR Inc *	57	212
Ollie’s Bargain Outlet Holdings Inc *	700	41
O’Reilly Automotive Inc *	1,251	499
Penske Automotive Group Inc, Cl A	400	19
Planet Fitness Inc, Cl A *	1,200	69
Polaris Inc	931	82
Pool Corp	567	114
PulteGroup Inc	4,000	146
PVH Corp	1,149	101
Qurate Retail Inc *	6,665	69
Ralph Lauren Corp, Cl A	736	70
Roku Inc, Cl A *	1,300	132
Ross Stores Inc	5,744	631
Royal Caribbean Cruises Ltd	2,836	307
Service Corp International/US	2,900	139
ServiceMaster Global Holdings Inc *	2,100	117
Six Flags Entertainment Corp	1,300	66
Skechers U.S.A. Inc, Cl A *	2,032	76

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Starbucks Corp	19,123	$1,691
Tapestry Inc	4,708	123
Target Corp, Cl A	7,977	853
Tempur Sealy International Inc *	600	46
Tesla Inc *(A)	2,295	553
Thor Industries Inc	900	51
Tiffany & Co	1,849	171
TJX Cos Inc/The	19,463	1,085
Toll Brothers Inc	2,200	90
Tractor Supply Co	1,800	163
Ulta Beauty Inc *	924	232
Under Armour Inc, Cl A *	2,915	58
Under Armour Inc, Cl C *	2,900	53
Urban Outfitters Inc *	1,000	28
Vail Resorts Inc	670	153
VF Corp	4,950	441
Wayfair Inc, Cl A *	975	109
Wendy’s Co/The	3,100	62
Whirlpool Corp	938	149
Williams-Sonoma Inc	1,100	75
Wyndham Destinations Inc	1,563	72
Wyndham Hotels & Resorts Inc	1,463	76
Wynn Resorts Ltd	1,615	176
Yum China Holdings Inc	5,885	267
Yum! Brands Inc	4,935	560

		45,230

Consumer Staples — 6.8%
Altria Group Inc	29,908	1,223
Archer-Daniels-Midland Co	8,659	356
Beyond Meat Inc *(A)	200	30
Brown-Forman Corp, Cl A	640	38
Brown-Forman Corp, Cl B	2,622	165
Bunge Ltd	2,100	119
Campbell Soup Co	2,600	122
Casey’s General Stores Inc	533	86
Church & Dwight Co Inc	4,010	302
Clorox Co/The	1,971	299
Coca-Cola Co/The	61,364	3,341
Colgate-Palmolive Co	13,437	988
Conagra Brands Inc	7,949	244
Constellation Brands Inc, Cl A	2,572	533
Costco Wholesale Corp	7,051	2,031
Coty Inc, Cl A	4,539	47
Energizer Holdings Inc	800	35
Estee Lauder Cos Inc/The, Cl A	3,438	684
Flowers Foods Inc	3,500	81
General Mills Inc	9,682	534
Grocery Outlet Holding Corp *	300	11
Hain Celestial Group Inc/The *	1,800	39
Herbalife Nutrition Ltd *	1,474	56
Hershey Co/The	2,240	347

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hormel Foods Corp	4,237	$185
Ingredion Inc	1,010	82
JM Smucker Co/The	1,854	204
Kellogg Co	3,785	244
Keurig Dr Pepper Inc	3,146	86
Kimberly-Clark Corp	5,470	777
Kraft Heinz Co/The	9,649	269
Kroger Co/The	12,988	335
Lamb Weston Holdings Inc	2,200	160
McCormick & Co Inc/MD	2,041	319
Molson Coors Brewing Co, Cl B	2,895	167
Mondelez International Inc, Cl A	22,712	1,257
Monster Beverage Corp *	6,277	364
Nu Skin Enterprises Inc, Cl A	700	30
PepsiCo Inc	22,328	3,061
Philip Morris International Inc	24,750	1,879
Pilgrim’s Pride Corp *	900	29
Post Holdings Inc *	1,107	117
Procter & Gamble Co/The	39,485	4,911
Seaboard Corp	4	17
Spectrum Brands Holdings Inc	657	34
Sprouts Farmers Market Inc *	1,800	35
Sysco Corp, Cl A	7,663	608
TreeHouse Foods Inc *	700	39
Tyson Foods Inc, Cl A	4,476	385
US Foods Holding Corp *	3,400	140
Walgreens Boots Alliance Inc	12,269	679
Walmart Inc	22,364	2,654

		30,778

Energy — 4.1%
Antero Midstream Corp (A)	3,100	23
Antero Resources Corp *	3,200	10
Apache Corp	5,800	148
Apergy Corp *	1,032	28
Baker Hughes a GE Co, Cl A	10,402	241
Cabot Oil & Gas Corp	6,700	118
Centennial Resource Development Inc/DE, Cl A *	2,800	13
Cheniere Energy Inc *	3,800	240
Chesapeake Energy Corp *(A)	23,900	34
Chevron Corp	30,539	3,622
Cimarex Energy Co	1,644	79
Concho Resources Inc	3,030	206
ConocoPhillips	17,747	1,011
Continental Resources Inc/OK, Cl A	1,200	37
Devon Energy Corp	6,300	152
Diamondback Energy Inc, Cl A	2,729	245
EOG Resources Inc	9,315	691
EQT Corp	3,500	37
Equitrans Midstream Corp	2,760	40
Exxon Mobil Corp	67,590	4,772

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Halliburton Co	13,461	$254
Helmerich & Payne Inc	1,623	65
Hess Corp	4,400	266
HollyFrontier Corp	2,400	129
Kinder Morgan Inc/DE	31,365	646
Kosmos Energy Ltd	6,200	39
Marathon Oil Corp	12,492	153
Marathon Petroleum Corp	10,612	645
Murphy Oil Corp	2,200	49
National Oilwell Varco Inc, Cl A	5,800	123
Noble Energy Inc	7,143	160
Occidental Petroleum Corp	14,423	641
ONEOK Inc	6,661	491
Parsley Energy Inc, Cl A	4,500	75
Patterson-UTI Energy Inc	2,800	24
PBF Energy Inc, Cl A	2,200	60
Phillips 66	7,162	733
Pioneer Natural Resources Co	2,694	339
Range Resources Corp	2,600	10
Schlumberger Ltd, Cl A	22,173	758
Targa Resources Corp	3,600	145
Transocean Ltd *	9,400	42
Valero Energy Corp	6,722	573
Williams Cos Inc/The	19,573	471
WPX Energy Inc *	6,800	72

		18,710

Financials — 12.7%
Affiliated Managers Group Inc	833	69
Aflac Inc	11,833	619
AGNC Investment Corp ‡	8,228	132
Alleghany *	201	160
Allstate Corp/The	5,323	579
Ally Financial Inc	6,058	201
American Express Co	10,901	1,290
American Financial Group Inc/OH	1,243	134
American International Group Inc	14,003	780
American National Insurance Co	124	15
Ameriprise Financial Inc	2,032	299
Annaly Capital Management Inc ‡	22,874	201
Aon PLC	3,725	721
Arch Capital Group Ltd *	6,289	264
Arthur J Gallagher & Co	2,866	257
Associated Banc-Corp	2,500	51
Assurant Inc	900	113
Assured Guaranty Ltd	1,700	76
Athene Holding Ltd, Cl A *	2,200	93
AXA Equitable Holdings Inc	5,000	111
Axis Capital Holdings Ltd	1,323	88
Bank of America Corp	134,764	3,931
Bank of Hawaii Corp	648	56
Bank of New York Mellon Corp/The	13,485	610

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bank OZK	2,000	$54
BankUnited Inc	1,700	57
BB&T Corp	12,324	658
Berkshire Hathaway Inc, Cl B *	31,192	6,489
BGC Partners Inc, Cl A	5,100	28
BlackRock Inc	1,895	845
BOK Financial Corp	400	32
Brighthouse Financial Inc *	1,600	65
Brown & Brown Inc	3,700	133
Capital One Financial Corp	7,522	684
Cboe Global Markets Inc	1,700	195
Charles Schwab Corp/The	18,793	786
Chimera Investment Corp ‡	3,100	61
Chubb Ltd	7,294	1,178
Cincinnati Financial Corp	2,500	292
CIT Group Inc	1,346	61
Citigroup Inc	35,924	2,482
Citizens Financial Group Inc	6,947	246
CME Group Inc	5,663	1,197
CNA Financial Corp	352	17
Comerica Inc	2,253	149
Commerce Bancshares Inc/MO	1,440	87
Credit Acceptance Corp, Cl A *	150	69
Cullen/Frost Bankers Inc	840	74
Discover Financial Services	5,120	415
E*TRADE Financial Corp	3,620	158
East West Bancorp Inc	2,200	97
Eaton Vance Corp	1,800	81
Erie Indemnity Co, Cl A	400	74
Evercore Inc, Cl A	583	47
Everest Re Group Ltd	679	181
FactSet Research Systems Inc	598	145
Fidelity National Financial Inc	4,210	187
Fifth Third Bancorp	12,000	329
First American Financial Corp	1,700	100
First Citizens BancShares Inc/NC, Cl A	130	61
First Hawaiian Inc	2,000	53
First Horizon National Corp	4,600	74
First Republic Bank/CA	2,753	266
FNB Corp/PA	4,600	53
Franklin Resources Inc	4,300	124
Globe Life Inc	1,801	172
Goldman Sachs Group Inc/The	5,126	1,062
Hanover Insurance Group Inc/The, Cl A	589	80
Hartford Financial Services Group Inc/The	5,900	358
Huntington Bancshares Inc/OH	17,077	244
Interactive Brokers Group Inc, Cl A	1,021	55
Intercontinental Exchange Inc	8,912	822
Invesco Ltd	6,157	104
Janus Henderson Group PLC	2,200	49
Jefferies Financial Group Inc	4,400	81
JPMorgan Chase & Co	50,730	5,970

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kemper Corp, Cl A	1,000	$78
KeyCorp	15,788	282
Lazard Ltd, Cl A (B)	1,600	56
Legg Mason Inc	1,200	46
LendingTree Inc *	100	31
Lincoln National Corp	3,177	192
Loews Corp	4,089	210
LPL Financial Holdings Inc	1,300	107
M&T Bank Corp	2,066	326
Markel Corp *	220	260
MarketAxess Holdings Inc	653	214
Marsh & McLennan Cos Inc	8,111	812
Mercury General Corp	400	22
MetLife Inc	12,430	586
MFA Financial Inc ‡	7,269	53
MGIC Investment Corp	4,900	62
Moody’s Corp	2,686	550
Morgan Stanley	19,015	811
Morningstar Inc, Cl A	300	44
MSCI Inc, Cl A	1,333	290
Nasdaq Inc, Cl A	1,900	189
Navient Corp	3,300	42
New Residential Investment Corp ‡	6,540	103
New York Community Bancorp Inc	7,500	94
Northern Trust Corp	3,250	303
Old Republic International Corp	4,300	101
OneMain Holdings Inc, Cl A	981	36
PacWest Bancorp	1,700	62
People’s United Financial Inc	5,724	89
Pinnacle Financial Partners Inc	1,300	74
PNC Financial Services Group Inc/The	7,098	995
Popular Inc	1,500	81
Primerica Inc	600	76
Principal Financial Group Inc, Cl A	4,534	259
Progressive Corp/The	9,409	727
Prosperity Bancshares	1,000	71
Prudential Financial Inc	6,518	586
Raymond James Financial Inc	1,970	163
Regions Financial Corp	15,812	250
Reinsurance Group of America Inc, Cl A	1,024	164
RenaissanceRe Holdings Ltd	675	130
S&P Global Inc	3,898	955
Santander Consumer USA Holdings Inc	1,800	46
SEI Investments Co †	2,100	124
Signature Bank/New York NY, Cl B	778	93
SLM Corp	7,400	65
Starwood Property Trust Inc ‡	4,700	114
State Street Corp	5,809	344
Sterling Bancorp/DE	3,000	60
SunTrust Banks Inc	7,160	493
SVB Financial Group, Cl B *	784	164
Synchrony Financial	10,356	353

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Synovus Financial Corp	2,100	$75
T Rowe Price Group Inc	3,771	431
TCF Financial Corp	2,417	92
TD Ameritrade Holding Corp	4,211	197
Texas Capital Bancshares Inc *	900	49
TFS Financial Corp	617	11
Travelers Cos Inc/The	4,224	628
Two Harbors Investment Corp ‡	4,400	58
Umpqua Holdings Corp	4,000	66
Unum Group	3,200	95
US Bancorp	22,826	1,263
Virtu Financial Inc, Cl A	600	10
Voya Financial Inc	2,300	125
Webster Financial Corp	1,295	61
Wells Fargo & Co	63,565	3,206
Western Alliance Bancorp	1,700	78
White Mountains Insurance Group Ltd	47	51
Willis Towers Watson PLC	2,086	403
Wintrust Financial Corp	900	58
WR Berkley Corp	2,200	159
Zions Bancorp NA	2,800	125

		57,910

Health Care — 12.9%
Abbott Laboratories	27,436	2,296
AbbVie Inc	23,617	1,788
ABIOMED Inc *	748	133
Acadia Healthcare Co Inc, Cl A *	1,100	34
Adaptive Biotechnologies Corp *	200	6
Agilent Technologies Inc	4,979	382
Agios Pharmaceuticals Inc *	600	19
Alexion Pharmaceuticals Inc *	3,548	347
Align Technology Inc *	1,249	226
Alkermes PLC *	2,500	49
Allergan PLC	5,286	890
Alnylam Pharmaceuticals Inc *	1,574	127
AmerisourceBergen Corp, Cl A	2,388	197
Amgen Inc, Cl A	9,592	1,856
Anthem Inc	4,071	977
Avantor Inc *	3,600	53
Baxter International Inc	7,719	675
Becton Dickinson and Co	4,279	1,082
Biogen Inc *	2,929	682
BioMarin Pharmaceutical Inc *	2,937	198
Bio-Rad Laboratories Inc, Cl A *	400	133
Bio-Techne Corp	618	121
Bluebird Bio Inc *	800	73
Boston Scientific Corp *	22,196	903
Bristol-Myers Squibb Co	26,125	1,325
Bruker Corp	1,600	70
Cantel Medical Corp	600	45
Cardinal Health Inc	4,600	217

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Catalent Inc *	2,223	$106
Celgene Corp, Cl A *	11,217	1,114
Centene Corp *	6,649	288
Cerner Corp	5,100	348
Change Healthcare Inc *	700	8
Charles River Laboratories International Inc *	700	93
Chemed Corp	236	98
Cigna Corp	5,972	906
Cooper Cos Inc/The, Cl A	758	225
Covetrus Inc *	1,619	19
CVS Health Corp	20,731	1,308
Danaher Corp, Cl A	10,136	1,464
DaVita Inc *	1,800	103
DENTSPLY SIRONA Inc	3,600	192
DexCom Inc *	1,448	216
Edwards Lifesciences Corp, Cl A *	3,315	729
Elanco Animal Health Inc *	5,877	156
Eli Lilly & Co	13,762	1,539
Encompass Health Corp	1,400	89
Exact Sciences Corp *	2,100	190
Exelixis Inc *	4,500	80
Gilead Sciences Inc	20,396	1,293
Guardant Health Inc *	500	32
HCA Healthcare Inc	4,325	521
Henry Schein Inc *	2,447	155
Hill-Rom Holdings Inc	1,050	111
Hologic Inc *	4,300	217
Horizon Therapeutics Plc *	3,100	84
Humana Inc *	2,177	557
ICU Medical Inc *	259	41
IDEXX Laboratories Inc *	1,376	374
Illumina Inc *	2,322	706
Incyte Corp *	2,784	207
Insulet Corp *	900	149
Integra LifeSciences Holdings Corp *	1,200	72
Intuitive Surgical Inc *	1,853	1,001
Ionis Pharmaceuticals Inc *	2,100	126
IQVIA Holdings Inc *	2,940	439
Jazz Pharmaceuticals PLC *	843	108
Johnson & Johnson	42,425	5,489
Laboratory Corp of America Holdings *	1,540	259
Masimo Corp *	700	104
McKesson Corp	2,969	406
Medidata Solutions Inc *	1,000	92
MEDNAX Inc *	1,000	23
Medtronic PLC	21,343	2,318
Merck & Co Inc	41,264	3,474
Mettler-Toledo International Inc *	362	255
Moderna Inc *	3,100	49
Molina Healthcare Inc *	900	99
Mylan NV *	8,400	166

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nektar Therapeutics, Cl A *	2,500	$46
Neurocrine Biosciences Inc *	1,384	125
Penumbra Inc *	500	67
PerkinElmer Inc	1,800	153
Perrigo Co PLC	1,883	105
Pfizer Inc	88,589	3,183
PRA Health Sciences Inc *	1,000	99
Premier Inc, Cl A *	900	26
QIAGEN NV *	3,300	109
Quest Diagnostics Inc	2,200	235
Regeneron Pharmaceuticals Inc *	1,310	363
ResMed Inc	2,353	318
Sage Therapeutics Inc *	800	112
Sarepta Therapeutics Inc *	1,000	75
Seattle Genetics Inc *	1,861	159
STERIS PLC	1,300	188
Stryker Corp	5,445	1,178
Teleflex Inc	791	269
Thermo Fisher Scientific Inc	6,388	1,861
United Therapeutics Corp *	732	58
UnitedHealth Group Inc	15,121	3,286
Universal Health Services Inc, Cl B	1,275	190
Varian Medical Systems Inc *	1,536	183
Veeva Systems Inc, Cl A *	2,130	325
Vertex Pharmaceuticals Inc *	4,122	698
Waters Corp *	1,054	235
WellCare Health Plans Inc *	831	215
West Pharmaceutical Services Inc	1,144	162
Zimmer Biomet Holdings Inc	3,322	456
Zoetis Inc, Cl A	7,708	960

		58,541

Industrials — 9.3%
3M Co	8,948	1,471
Acuity Brands Inc	578	78
ADT Inc	400	2
AECOM *	2,700	102
AGCO Corp	1,000	76
Air Lease Corp, Cl A	1,700	71
Alaska Air Group Inc	1,900	123
Allegion PLC	1,450	150
Allison Transmission Holdings Inc	1,900	89
AMERCO *	210	82
American Airlines Group Inc	6,672	180
AMETEK Inc	3,683	338
AO Smith Corp	2,200	105
Arconic Inc	6,100	159
Armstrong World Industries Inc	800	77
Boeing Co/The	8,492	3,231
BWX Technologies Inc, Cl W	1,600	91
Carlisle Cos Inc	924	134
Caterpillar Inc, Cl A	8,733	1,103

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CH Robinson Worldwide Inc	2,200	$187
Cintas Corp	1,370	367
Clean Harbors Inc *	800	62
Colfax Corp *	1,600	47
Copa Holdings SA, Cl A	433	43
Copart Inc *	3,100	249
CoStar Group Inc *	632	375
Crane Co, Cl A	700	56
CSX Corp	12,174	843
Cummins Inc	2,474	402
Curtiss-Wright Corp	600	78
Deere & Co	5,132	866
Delta Air Lines Inc, Cl A	9,421	542
Donaldson Co Inc, Cl A	1,900	99
Dover Corp	2,305	230
Eaton Corp PLC	6,795	565
Emerson Electric Co	9,843	658
Equifax Inc	1,935	272
Expeditors International of Washington Inc	2,600	193
Fastenal Co, Cl A	9,300	304
FedEx Corp	3,864	562
Flowserve Corp	2,000	93
Fluor Corp	1,900	36
Fortive Corp	4,561	313
Fortune Brands Home & Security Inc	2,100	115
Gardner Denver Holdings Inc *	1,900	54
Gates Industrial Corp PLC *	200	2
General Dynamics Corp	4,110	751
General Electric Co	138,309	1,237
Genesee & Wyoming Inc, Cl A *	800	88
Graco Inc	2,700	124
GrafTech International Ltd	1,261	16
HD Supply Holdings Inc *	2,800	110
HEICO Corp	550	69
HEICO Corp, Cl A	1,200	117
Hexcel Corp, Cl A	1,300	107
Honeywell International Inc	11,431	1,934
Hubbell Inc, Cl B	805	106
Huntington Ingalls Industries Inc, Cl A	627	133
IAA Inc *	2,100	88
IDEX Corp	1,152	189
IHS Markit Ltd *	6,366	426
Illinois Tool Works Inc	5,226	818
Ingersoll-Rand PLC	3,907	481
ITT Inc	1,448	89
Jacobs Engineering Group Inc	2,000	183
JB Hunt Transport Services Inc	1,269	140
JetBlue Airways Corp *	4,597	77
Johnson Controls International PLC	12,862	565
Kansas City Southern	1,680	224
KAR Auction Services Inc	1,800	44
Kirby Corp *	1,000	82

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Knight-Swift Transportation Holdings Inc, Cl A	1,900	$69
L3Harris Technologies Inc	3,536	738
Landstar System Inc	546	62
Lennox International	596	145
Lincoln Electric Holdings Inc	900	78
Lockheed Martin Corp	3,920	1,529
Lyft Inc, Cl A *	400	16
Macquarie Infrastructure Corp	1,200	47
ManpowerGroup Inc	888	75
Masco Corp	4,400	183
Middleby Corp/The *	835	98
MSC Industrial Direct Co Inc, Cl A	679	49
Nielsen Holdings PLC	5,800	123
Nordson	843	123
Norfolk Southern Corp	4,293	771
Northrop Grumman Corp	2,512	941
nVent Electric PLC	2,400	53
Old Dominion Freight Line Inc, Cl A	1,015	173
Oshkosh Corp	1,100	83
Owens Corning	1,700	108
PACCAR Inc	5,455	382
Parker-Hannifin Corp, Cl A	1,984	358
Pentair PLC	2,600	98
Quanta Services Inc	2,100	79
Raytheon Co	4,467	876
Regal Beloit Corp	600	44
Republic Services Inc	3,300	286
Resideo Technologies Inc *	1,486	21
Robert Half International Inc	1,900	106
Rockwell Automation Inc	1,800	297
Rollins Inc	2,100	72
Roper Technologies Inc	1,662	593
Ryder System Inc	900	47
Schneider National Inc, Cl B	1,200	26
Sensata Technologies Holding PLC *	2,500	125
Snap-on Inc	819	128
Southwest Airlines Co, Cl A	7,844	424
Spirit AeroSystems Holdings Inc, Cl A	1,600	131
Stanley Black & Decker Inc	2,467	356
Stericycle Inc, Cl A *	1,500	76
Teledyne Technologies Inc *	623	201
Textron Inc	3,638	178
Timken Co/The	900	39
Toro Co/The	1,800	132
TransDigm Group Inc *	846	440
TransUnion	3,100	251
Trinity Industries Inc	1,800	35
Uber Technologies Inc *(A)	2,800	85
Union Pacific Corp	11,284	1,828
United Airlines Holdings Inc *	3,673	325
United Parcel Service Inc, Cl B	11,124	1,333

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Rentals Inc *	1,203	$150
United Technologies Corp	12,968	1,770
Univar Solutions Inc *	2,500	52
Valmont Industries Inc	300	42
Verisk Analytics Inc, Cl A	2,597	411
WABCO Holdings Inc *	800	107
Wabtec Corp	2,766	199
Waste Management Inc	6,805	783
Watsco Inc	477	81
WESCO International Inc *	600	28
Woodward Inc	800	86
WW Grainger Inc	711	211
XPO Logistics Inc *	1,433	103
Xylem Inc/NY	2,938	234

		42,566

Information Technology — 21.2%
2U Inc *	600	10
Accenture PLC, Cl A	10,165	1,955
Adobe Inc *	7,755	2,142
Advanced Micro Devices Inc *	16,178	469
Akamai Technologies Inc *	2,600	238
Alliance Data Systems Corp	676	87
Alteryx Inc, Cl A *	700	75
Amdocs Ltd	2,100	139
Amphenol Corp, Cl A	4,716	455
Analog Devices Inc	5,910	660
Anaplan Inc *	1,400	66
ANSYS Inc *	1,344	298
Apple Inc	72,222	16,176
Applied Materials Inc	14,997	748
Arista Networks Inc *	983	235
Arrow Electronics Inc, Cl A *	1,300	97
Aspen Technology Inc *	1,100	135
Atlassian Corp PLC, Cl A *	1,600	201
Autodesk Inc, Cl A *	3,507	518
Automatic Data Processing Inc	6,979	1,127
Avalara Inc *	600	40
Avnet Inc	1,600	71
Black Knight Inc *	2,200	134
Booz Allen Hamilton Holding Corp, Cl A	2,100	149
Broadcom Inc	6,198	1,711
Broadridge Financial Solutions Inc	1,928	240
CACI International Inc, Cl A *	400	93
Cadence Design Systems Inc *	4,400	291
CDK Global Inc	1,776	85
CDW Corp/DE	2,300	283
Ceridian HCM Holding Inc *	1,206	60
Ciena Corp *	2,400	94
Cisco Systems Inc	68,576	3,388
Citrix Systems Inc	2,002	193
Cognex Corp	2,600	128

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cognizant Technology Solutions Corp, Cl A	8,772	$529
Coherent Inc *	343	53
CommScope Holding Co Inc *	2,500	30
CoreLogic Inc/United States *	1,300	60
Corning Inc, Cl B	12,514	357
Coupa Software Inc *	900	117
Cree Inc *	1,700	83
Cypress Semiconductor Corp	5,600	131
Dell Technologies Inc, Cl C *	2,227	115
DocuSign Inc, Cl A *	2,420	150
Dolby Laboratories Inc, Cl A	900	58
Dropbox Inc, Cl A *	2,900	58
DXC Technology Co	4,281	126
Dynatrace Inc *	1,600	30
EchoStar Corp, Cl A *	900	36
Elastic NV *	700	58
Entegris Inc	2,100	99
EPAM Systems Inc *	800	146
Euronet Worldwide Inc *	800	117
F5 Networks Inc, Cl A *	941	132
Fair Isaac Corp *	519	158
Fidelity National Information Services Inc, Cl B	9,788	1,299
FireEye Inc *	3,600	48
First Solar Inc *	1,200	70
Fiserv Inc, Cl A *	9,037	936
FleetCor Technologies Inc *	1,348	387
FLIR Systems Inc	2,100	110
Fortinet Inc *	2,200	169
Gartner Inc *	1,366	195
Genpact Ltd	3,000	116
Global Payments Inc	4,767	758
GoDaddy Inc, Cl A *	2,825	186
Guidewire Software Inc, Cl Z *	1,382	146
Hewlett Packard Enterprise Co	21,307	323
HP Inc	24,465	463
HubSpot Inc *	600	91
Intel Corp	70,572	3,637
International Business Machines Corp	14,175	2,061
Intuit Inc	3,968	1,055
IPG Photonics Corp *	533	72
Jabil Inc	2,300	82
Jack Henry & Associates Inc	1,254	183
Juniper Networks Inc	5,500	136
Keysight Technologies Inc *	3,100	302
KLA Corp	2,499	398
Lam Research Corp	2,335	540
Leidos Holdings Inc	2,300	198
Littelfuse Inc	400	71
LogMeIn Inc	700	50
Manhattan Associates Inc *	1,005	81
Marvell Technology Group Ltd	10,772	269

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mastercard Inc, Cl A	14,328	$3,891
Maxim Integrated Products Inc	4,500	261
Medallia Inc *	200	6
Microchip Technology Inc	3,801	353
Micron Technology Inc *	17,768	761
Microsoft Corp	120,832	16,799
MKS Instruments Inc	800	74
MongoDB Inc, Cl A *	600	72
Monolithic Power Systems Inc	700	109
Motorola Solutions Inc	2,636	449
National Instruments Corp	2,000	84
NCR Corp *	1,723	54
NetApp Inc	3,800	200
New Relic Inc *	800	49
Nuance Communications *	4,900	80
Nutanix Inc, Cl A *	1,859	49
NVIDIA Corp	9,294	1,618
Okta Inc, Cl A *	1,700	167
ON Semiconductor Corp *	6,100	117
Oracle Corp, Cl B	35,716	1,965
Pagerduty Inc *	100	3
Palo Alto Networks Inc *	1,461	298
Paychex Inc	5,219	432
Paycom Software Inc *	836	175
Paylocity Holding Corp *	500	49
PayPal Holdings Inc *	18,731	1,940
Pegasystems Inc	600	41
Pluralsight, Cl A *	800	13
Proofpoint Inc *	800	103
PTC Inc *	1,565	107
Pure Storage Inc, Cl A *	3,600	61
Qorvo Inc *	1,868	138
QUALCOMM Inc	19,390	1,479
RealPage Inc *	1,300	82
RingCentral Inc, Cl A *	1,100	138
Sabre Corp	4,100	92
salesforce.com Inc *	13,051	1,937
ServiceNow Inc *	3,018	766
Skyworks Solutions Inc	2,872	228
Smartsheet Inc, Cl A *	1,200	43
SolarWinds Corp *	1,100	20
Splunk Inc *	2,458	290
Square Inc, Cl A *	5,500	341
SS&C Technologies Holdings Inc	3,700	191
Switch Inc, Cl A	1,400	22
Symantec Corp, Cl A	9,101	215
SYNNEX Corp	600	68
Synopsys Inc *	2,431	334
Teradata Corp *	1,797	56
Teradyne Inc	2,554	148
Texas Instruments Inc	14,904	1,926
Trade Desk Inc/The, Cl A *	600	113

8	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Trimble Inc *	3,800	$148
Twilio Inc, Cl A *	2,000	220
Tyler Technologies Inc *	660	173
Ubiquiti Inc	200	24
Universal Display Corp	642	108
VeriSign Inc *	1,708	322
Versum Materials Inc	1,706	90
ViaSat Inc *	800	60
Visa Inc, Cl A	27,740	4,772
VMware Inc, Cl A *	1,194	179
Western Digital Corp	4,792	286
Western Union Co/The	6,700	155
WEX Inc *	642	130
Workday Inc, Cl A *	2,563	436
Xerox Holdings Corp	2,600	78
Xilinx Inc	3,986	382
Zebra Technologies Corp, Cl A *	900	186
Zendesk Inc *	1,614	118
Zscaler Inc *	1,000	47

		96,785

Materials — 2.7%
Air Products & Chemicals Inc	3,513	779
Albemarle Corp	1,556	108
Alcoa Corp *	3,000	60
AptarGroup Inc	1,100	130
Ardagh Group SA, Cl A	100	2
Ashland Global Holdings Inc	1,000	77
Avery Dennison Corp	1,423	162
Axalta Coating Systems Ltd *	3,300	99
Ball Corp	5,335	388
Berry Global Group Inc *	1,877	74
Cabot Corp	700	32
Celanese Corp, Cl A	1,900	232
CF Industries Holdings Inc	3,637	179
Chemours Co/The	2,300	34
Corteva Inc	11,639	326
Crown Holdings Inc *	2,000	132
Domtar Corp	900	32
Dow Inc	12,106	577
DuPont de Nemours Inc	12,039	859
Eagle Materials Inc	659	59
Eastman Chemical Co	2,132	157
Ecolab Inc	4,059	804
Element Solutions Inc *	3,400	35
FMC Corp	2,000	175
Freeport-McMoRan Inc, Cl B	23,823	228
Graphic Packaging Holding Co	4,000	59
Huntsman Corp	3,705	86
International Flavors & Fragrances Inc	1,760	216
International Paper Co	6,491	271
Linde PLC	8,674	1,680

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LyondellBasell Industries NV, Cl A	4,311	$386
Martin Marietta Materials Inc, Cl A	975	267
Mosaic Co/The	5,400	111
NewMarket Corp	113	53
Newmont Goldcorp Corp	13,070	496
Nucor Corp	5,000	255
Olin Corp	2,300	43
Owens-Illinois Inc	2,000	21
Packaging Corp of America	1,427	151
PPG Industries Inc	3,779	448
Reliance Steel & Aluminum Co	946	94
Royal Gold Inc, Cl A	1,047	129
RPM International Inc	1,900	131
Scotts Miracle-Gro Co/The, Cl A	577	59
Sealed Air Corp	2,400	100
Sherwin-Williams Co/The, Cl A	1,291	710
Silgan Holdings Inc	1,000	30
Sonoco Products Co	1,600	93
Southern Copper Corp	1,100	38
Steel Dynamics Inc	3,500	104
United States Steel Corp	2,900	33
Valvoline Inc	2,900	64
Vulcan Materials Co	2,039	309
Westlake Chemical Corp	532	35
Westrock Co	4,000	146
WR Grace & Co	1,000	67

		12,425

Real Estate — 3.9%
Alexandria Real Estate Equities Inc ‡	1,789	275
American Campus Communities Inc ‡	2,000	96
American Homes 4 Rent, Cl A ‡	4,000	104
American Tower Corp, Cl A ‡	6,987	1,545
Americold Realty Trust ‡	2,900	108
Apartment Investment & Management Co, Cl A ‡	2,200	115
Apple Hospitality Inc ‡	3,200	53
AvalonBay Communities Inc ‡	2,173	468
Boston Properties Inc ‡	2,462	319
Brandywine Realty Trust ‡	3,100	47
Brixmor Property Group Inc ‡	4,700	95
Brookfield Property Inc, Cl A ‡	1,727	35
Camden Property Trust ‡	1,400	155
CBRE Group Inc, Cl A *‡	5,500	292
Colony Capital Inc ‡	7,400	45
Columbia Property Trust Inc ‡	1,700	36
CoreSite Realty Corp ‡	700	85
Corporate Office Properties Trust ‡	1,900	57
Cousins Properties Inc ‡	2,400	90
Crown Castle International Corp ‡	6,651	925
CubeSmart ‡	2,900	101
CyrusOne Inc ‡	1,754	139

9	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Digital Realty Trust Inc, Cl A ‡	3,364	$437
Douglas Emmett Inc ‡	2,500	107
Duke Realty Corp ‡	5,500	187
Empire State Realty Trust Inc, Cl A ‡	2,300	33
EPR Properties, Cl A ‡	1,200	92
Equinix Inc ‡	1,396	805
Equity Commonwealth *‡	1,700	58
Equity LifeStyle Properties Inc ‡	1,400	187
Equity Residential ‡	5,883	508
Essex Property Trust Inc ‡	1,083	354
Extra Space Storage Inc ‡	1,900	222
Federal Realty Investment Trust ‡	1,146	156
Gaming and Leisure Properties Inc ‡	3,055	117
HCP Inc ‡	7,970	284
Healthcare Trust of America Inc, Cl A ‡	3,200	94
Highwoods Properties Inc ‡	1,478	66
Host Hotels & Resorts Inc ‡	11,702	202
Howard Hughes Corp/The *‡	563	73
Hudson Pacific Properties Inc ‡	2,400	80
Invitation Homes Inc ‡	7,300	216
Iron Mountain Inc ‡	4,800	155
JBG SMITH Properties ‡	1,900	74
Jones Lang LaSalle Inc	843	117
Kilroy Realty Corp ‡	1,500	117
Kimco Realty Corp ‡	6,900	144
Lamar Advertising Co, Cl A ‡	1,400	115
Liberty Property Trust ‡	2,500	128
Life Storage Inc ‡	800	84
Macerich Co/The ‡	2,200	69
Medical Properties Trust Inc ‡	6,535	128
Mid-America Apartment Communities Inc ‡	1,900	247
National Retail Properties Inc ‡	2,700	152
Omega Healthcare Investors Inc ‡	3,654	153
Outfront Media Inc ‡	2,300	64
Paramount Group Inc ‡	3,200	43
Park Hotels & Resorts Inc ‡	3,900	97
Prologis Inc ‡	10,031	855
Public Storage ‡	2,388	586
Rayonier Inc ‡	1,800	51
Realty Income Corp ‡	5,181	397
Regency Centers Corp ‡	2,800	195
Retail Properties of America Inc, Cl A ‡	2,680	33
SBA Communications Corp, Cl A ‡	1,796	433
Service Properties Trust *	2,200	57
Simon Property Group Inc ‡	4,957	772
SITE Centers Corp ‡	2,000	30
SL Green Realty Corp ‡	1,335	109
Spirit Realty Capital Inc ‡	1,378	66
STORE Capital Corp ‡	3,100	116
Sun Communities Inc ‡	1,500	223
Taubman Centers Inc ‡	700	29
UDR Inc ‡	4,800	233

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ventas Inc ‡	5,990	$437
VEREIT Inc ‡	17,700	173
VICI Properties Inc ‡	6,994	158
Vornado Realty Trust ‡	2,700	172
Weingarten Realty Investors ‡	2,000	58
Welltower Inc ‡	6,500	589
Weyerhaeuser Co ‡	12,097	335
WP Carey Inc ‡	2,590	232

		17,689

Utilities — 3.3%
AES Corp/VA	10,800	177
Alliant Energy Corp	3,900	210
Ameren Corp	4,025	322
American Electric Power Co Inc	7,929	743
American Water Works Co Inc	2,927	364
Aqua America Inc	3,600	161
Atmos Energy Corp	1,966	224
Avangrid Inc	800	42
CenterPoint Energy Inc	8,255	249
CMS Energy Corp	4,410	282
Consolidated Edison Inc	5,339	504
Dominion Energy Inc	12,802	1,038
DTE Energy Co	2,913	387
Duke Energy Corp	11,606	1,113
Edison International	5,663	427
Entergy Corp	3,235	380
Evergy Inc	3,617	241
Eversource Energy	5,198	444
Exelon Corp	15,539	751
FirstEnergy Corp	8,300	400
Hawaiian Electric Industries Inc	1,800	82
IDACORP Inc, Cl A	900	101
MDU Resources Group Inc	3,100	87
National Fuel Gas Co	1,100	52
NextEra Energy Inc	7,662	1,785
NiSource Inc	5,700	170
NRG Energy Inc	3,900	154
OGE Energy Corp	3,000	136
PG&E Corp *	8,106	81
Pinnacle West Capital Corp	1,700	165
PPL Corp	11,334	357
Public Service Enterprise Group Inc	8,180	508
Sempra Energy	4,414	652
Southern Co/The	16,702	1,032
UGI Corp	3,230	162
Vistra Energy Corp	7,069	189
WEC Energy Group Inc	5,085	484
Xcel Energy Inc	8,190	531

		15,187

10	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Total Common Stock (Cost $412,991) ($ Thousands)		$438,903

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, L.P.
2.010% **†(C)	709,632	710

Total Affiliated Partnership (Cost $710) ($ Thousands)		710

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	15,764,662	$15,765

Total Cash Equivalent (Cost $15,765) ($ Thousands)		15,765

Total Investments in Securities — 99.9% (Cost $429,466) ($ Thousands)		$455,378

A list of the open futures contracts held by the Fund at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	95	Dec-2019	$14,279	$14,148	$(131)
S&P Mid Cap 400 Index E-MINI	8	Dec-2019	1,572	1,550	(22)

			$15,851	$15,698	$(153)

Percentages are based on Net Assets of $455,657 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $684 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $56 ($ Thousands), or 0.0% of the net assets of the Fund (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $710 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	438,903	—	—	438,903
Affiliated Partnership	—	710	—	710
Cash Equivalent	15,765	—	—	15,765

Total Investments in Securities	454,668	710	—	455,378

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(153)	—	—	(153)

Total Other Financial Instruments	(153)	—	—	(153)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

11	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Investment Co	$73	$49	$—	$—	$2	$124	2,100	$1	$—
SEI Liquidity Fund, L.P.	173	2,935	(2,398)	—	—	710	709,632	10	—
SEI Daily Income Trust, Government Fund, Cl F	4,849	112,350	(101,434)	—	—	15,765	15,764,662	168	—

Totals	$5,095	$115,334	$(103,832)	$—	$2	$16,599	16,476,394	$179	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.1%

Communication Services — 5.1%
Alphabet Inc, Cl A *	26,214	$32,011
Alphabet Inc, Cl C *	26,751	32,609
AT&T Inc	723,566	27,380
BCE Inc	466,856	22,601
CenturyLink Inc	238,821	2,980
Charter Communications Inc, Cl A *	14,857	6,123
Comcast Corp, Cl A	121,805	5,491
Electronic Arts Inc *	48,975	4,791
Facebook Inc, Cl A *	173,490	30,895
Netflix Inc *	12,384	3,314
Omnicom Group Inc	128,737	10,080
TEGNA Inc	153,973	2,391
TripAdvisor Inc *	60,347	2,334
Verizon Communications Inc	185,200	11,179
Viacom Inc, Cl B	93,199	2,240
Walt Disney Co/The	39,402	5,135

		201,554

Consumer Discretionary — 10.5%
Amazon.com Inc, Cl A *	30,966	53,754
AutoZone Inc *	16,513	17,910
Best Buy Co Inc	186,465	12,864
Booking Holdings Inc *	2,537	4,979
CarMax Inc *	66,979	5,894
Darden Restaurants Inc	3,127	370
Dick’s Sporting Goods Inc	22,668	925
Dollar General Corp	381,873	60,695
Domino’s Pizza Inc	16,892	4,132
eBay Inc	127,055	4,953
Foot Locker Inc, Cl A	67,359	2,907
GameStop Corp, Cl A *(A)	1,040,608	5,744
General Motors Co	94,123	3,528
Genuine Parts Co	120,377	11,988
Goodyear Tire & Rubber Co/The	453,354	6,531
Graham Holdings Co, Cl B	809	537
Harley-Davidson Inc, Cl A	48,308	1,738
Home Depot Inc/The	28,380	6,585
Kohl’s Corp	46,716	2,320
Lear Corp	115,549	13,623
Lowe’s Cos Inc	432,409	47,548
Lululemon Athletica Inc *	16,000	3,080
Macy’s Inc	62,700	974
Magna International Inc, Cl A	129,268	6,894
NIKE Inc, Cl B	389,570	36,588
Norwegian Cruise Line Holdings Ltd *	285,518	14,781
O’Reilly Automotive Inc *	4,062	1,619
PulteGroup Inc	146,664	5,361
Ross Stores Inc	243,090	26,703
Starbucks Corp	68,046	6,017
Target Corp, Cl A	54,025	5,776
Tiffany & Co	39,063	3,618

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TJX Cos Inc/The	374,562	$20,878
TopBuild Corp *	51,618	4,977
Whirlpool Corp	65,517	10,375
Wyndham Destinations Inc	15,527	715
Yum China Holdings Inc	54,923	2,495

		420,376

Consumer Staples — 8.9%
Altria Group Inc	86,561	3,540
Archer-Daniels-Midland Co	146,608	6,021
Clorox Co/The	40,884	6,209
Coca-Cola Co/The	83,088	4,523
Colgate-Palmolive Co	55,000	4,043
Conagra Brands Inc	291,134	8,932
Constellation Brands Inc, Cl A	10,975	2,275
Costco Wholesale Corp	20,685	5,960
Diageo PLC ADR	156,683	25,621
Estee Lauder Cos Inc/The, Cl A	35,000	6,963
Hershey Co/The	129,273	20,036
Ingredion Inc	58,301	4,765
JM Smucker Co/The	188,990	20,793
Kimberly-Clark Corp	166,165	23,604
Kraft Heinz Co/The	5,643	158
Kroger Co/The	958,456	24,709
Lamb Weston Holdings Inc	16,377	1,191
Molson Coors Brewing Co, Cl B	29,513	1,697
Mondelez International Inc, Cl A	99,290	5,493
PepsiCo Inc	228,706	31,356
Philip Morris International Inc	312,273	23,711
Procter & Gamble Co/The	233,806	29,081
Sysco Corp, Cl A	102,270	8,120
Tyson Foods Inc, Cl A	281,181	24,221
Unilever NV	457,590	27,469
Walgreens Boots Alliance Inc	184,087	10,182
Walmart Inc	222,560	26,413

		357,086

Energy — 4.8%
BP PLC ADR (A)	265,989	10,105
Canadian Natural Resources Ltd	620,701	16,529
Carrizo Oil & Gas Inc *	474,393	4,073
Chevron Corp	365,748	43,378
ConocoPhillips	200,139	11,404
Exxon Mobil Corp	242,776	17,142
Halliburton Co	280,000	5,278
Kinder Morgan Inc/DE	286,047	5,896
Laredo Petroleum Inc *	1,208,773	2,913
Marathon Oil Corp	265,093	3,253
Marathon Petroleum Corp	270,228	16,416
Occidental Petroleum Corp	199,261	8,861
Phillips 66	113,325	11,605
Royal Dutch Shell PLC ADR, Cl A	182,043	10,713

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Schlumberger Ltd, Cl A	218,000	$7,449
Valero Energy Corp	211,817	18,055

		193,070

Financials — 18.2%
Aflac Inc	525,317	27,485
Allstate Corp/The	59,438	6,460
American Financial Group Inc/OH	39,790	4,291
Ameriprise Financial Inc	82,444	12,128
Assurant Inc	47,000	5,914
Bank of America Corp	1,550,747	45,235
BB&T Corp	41,703	2,226
Berkshire Hathaway Inc, Cl B *	111,247	23,142
Blackstone Group Inc/The, Cl A	44,695	2,183
Capital One Financial Corp	113,167	10,296
Charles Schwab Corp/The	70,000	2,928
Chubb Ltd	68,000	10,978
CIT Group Inc	69,886	3,167
Citigroup Inc	379,987	26,250
CME Group Inc	117,119	24,752
Discover Financial Services	241,586	19,590
Everest Re Group Ltd	57,218	15,225
FactSet Research Systems Inc	11,209	2,723
Fifth Third Bancorp	478,279	13,095
First Hawaiian Inc	112,040	2,991
First Republic Bank/CA	40,000	3,868
Goldman Sachs Group Inc/The	21,644	4,485
Hartford Financial Services Group Inc/The	101,910	6,177
Huntington Bancshares Inc/OH	321,477	4,587
Intercontinental Exchange Inc	58,438	5,392
JPMorgan Chase & Co	478,943	56,367
KeyCorp	816,571	14,568
KKR & Co Inc	266,561	7,157
Lincoln National Corp	182,558	11,012
Markel Corp *	17,913	21,171
Marsh & McLennan Cos Inc	138,328	13,840
MFA Financial Inc ‡	1,247,149	9,179
Moody’s Corp	288,575	59,109
Morgan Stanley	311,935	13,310
MSCI Inc, Cl A	225,501	49,103
PNC Financial Services Group Inc/The	46,966	6,583
Popular Inc	84,609	4,576
Progressive Corp/The	44,272	3,420
Prudential Financial Inc	112,425	10,113
Radian Group Inc	209,038	4,774
Regions Financial Corp	507,300	8,025
Reinsurance Group of America Inc, Cl A	61,098	9,768
RenaissanceRe Holdings Ltd	4,099	793
S&P Global Inc	18,482	4,528
Santander Consumer USA Holdings Inc	152,330	3,886
State Street Corp	174,023	10,300
SunTrust Banks Inc	257,324	17,704

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
T Rowe Price Group Inc	24,474	$2,796
Travelers Cos Inc/The	120,419	17,905
Unum Group	111,116	3,302
US Bancorp	544,503	30,133
Voya Financial Inc	294,050	16,008
Wells Fargo & Co	368,253	18,575
Zions Bancorp NA	308,856	13,750

		727,323

Health Care — 15.6%
Abbott Laboratories	274,129	22,936
AbbVie Inc	92,048	6,970
Alcon Inc *	25,000	1,457
Allergan PLC	29,322	4,935
AmerisourceBergen Corp, Cl A	137,635	11,332
Amgen Inc, Cl A	148,566	28,749
Anthem Inc	16,702	4,010
AstraZeneca PLC ADR	66,530	2,965
Baxter International Inc	63,282	5,535
Becton Dickinson and Co	192,791	48,768
Biogen Inc *	61,689	14,362
Bristol-Myers Squibb Co	92,866	4,709
Cardinal Health Inc	72,515	3,422
Celgene Corp, Cl A *	50,515	5,016
Centene Corp *	42,973	1,859
Cigna Corp	27,340	4,150
CVS Health Corp	329,585	20,787
Edwards Lifesciences Corp, Cl A *	20,638	4,539
Eli Lilly & Co	169,143	18,915
Gilead Sciences Inc	212,786	13,486
HCA Healthcare Inc	109,165	13,146
Horizon Therapeutics Plc *	139,419	3,796
Humana Inc *	25,179	6,438
IDEXX Laboratories Inc *	72,356	19,676
Intuitive Surgical Inc *	7,669	4,141
Jazz Pharmaceuticals PLC *	80,162	10,272
Johnson & Johnson	659,514	85,328
McKesson Corp	4,926	673
Merck & Co Inc	866,971	72,982
Mettler-Toledo International Inc *	33,871	23,859
Mylan NV *	208,110	4,116
Novartis AG ADR	159,076	13,824
Novo Nordisk A/S ADR (A)	86,039	4,448
Pfizer Inc	851,349	30,589
Teleflex Inc	36,000	12,231
United Therapeutics Corp *	38,304	3,055
UnitedHealth Group Inc	313,534	68,137
Varian Medical Systems Inc *	44,957	5,354
Vertex Pharmaceuticals Inc *	9,535	1,615
Zoetis Inc, Cl A	63,768	7,945

		620,527

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Industrials — 10.3%
3M Co	139,519	$22,937
AerCap Holdings NV *	175,578	9,613
AGCO Corp	52,600	3,982
Alaska Air Group Inc	67,899	4,407
Allison Transmission Holdings Inc	135,000	6,352
Arconic Inc	236,375	6,146
Boeing Co/The	21,557	8,202
Carlisle Cos Inc	37,409	5,444
Caterpillar Inc, Cl A	32,511	4,106
Copart Inc *	30,000	2,410
Cummins Inc	32,214	5,240
Deere & Co	27,326	4,609
Delta Air Lines Inc, Cl A	360,509	20,765
Eaton Corp PLC	178,693	14,858
Expeditors International of Washington Inc	158,200	11,753
FedEx Corp	20,626	3,003
Fortive Corp	60,000	4,114
Graco Inc	568,764	26,186
Honeywell International Inc	94,392	15,971
Huntington Ingalls Industries Inc, Cl A	41,706	8,833
Illinois Tool Works Inc	143,062	22,388
Johnson Controls International PLC	311,633	13,678
L3Harris Technologies Inc	25,220	5,262
Lockheed Martin Corp	15,688	6,119
ManpowerGroup Inc	18,167	1,530
Middleby Corp/The *	132,419	15,480
Northrop Grumman Corp	16,563	6,208
Oshkosh Corp	61,954	4,696
PACCAR Inc	43,000	3,010
Raytheon Co	106,117	20,819
Robert Half International Inc	69,290	3,857
Roper Technologies Inc	67,713	24,146
Sensata Technologies Holding PLC *	195,000	9,762
Siemens AG ADR (B)	75,000	4,019
Southwest Airlines Co, Cl A	86,460	4,670
SPX Corp *	148,826	5,955
Stanley Black & Decker Inc	25,000	3,610
Textron Inc	80,000	3,917
TransDigm Group Inc *	26,436	13,764
United Airlines Holdings Inc *	134,548	11,895
United Technologies Corp	102,789	14,033
Waste Management Inc	18,232	2,097
WW Grainger Inc	64,211	19,080

		408,926

Information Technology — 16.3%
Adobe Inc *	137,412	37,960
Analog Devices Inc	165,493	18,491
Apple Inc	266,564	59,702
Applied Materials Inc	507,844	25,341
ASML Holding NV, Cl G	27,764	6,897

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Automatic Data Processing Inc	44,927	$7,252
Broadcom Inc	17,131	4,729
Cadence Design Systems Inc *	50,000	3,304
Cisco Systems Inc	569,792	28,153
Citrix Systems Inc	44,716	4,316
Cognizant Technology Solutions Corp, Cl A	90,285	5,441
Corning Inc, Cl B	234,159	6,678
Global Payments Inc	4,335	689
Hewlett Packard Enterprise Co	307,307	4,662
HP Inc	506,600	9,585
Intel Corp	571,741	29,462
International Business Machines Corp	20,181	2,935
Intuit Inc	156,005	41,488
Juniper Networks Inc	10,346	256
Keysight Technologies Inc *	148,082	14,401
Lam Research Corp	22,006	5,086
Marvell Technology Group Ltd	264,770	6,611
Mastercard Inc, Cl A	239,790	65,120
Microchip Technology Inc (A)	298,826	27,764
Micron Technology Inc *	161,000	6,899
Microsoft Corp	486,353	67,618
Motorola Solutions Inc	27,910	4,756
NetApp Inc	64,780	3,402
Oracle Corp, Cl B	512,747	28,216
QUALCOMM Inc	79,861	6,092
salesforce.com Inc *	15,984	2,373
Seagate Technology PLC	160,400	8,628
ServiceNow Inc *	18,268	4,637
Tech Data Corp *	39,569	4,125
Teradyne Inc	80,000	4,633
Texas Instruments Inc	44,297	5,725
VeriSign Inc *	91,384	17,238
Visa Inc, Cl A	300,204	51,638
Vishay Intertechnology Inc	251,996	4,266
Western Digital Corp	72,366	4,316
Xilinx Inc	44,110	4,230
Zendesk Inc *	63,012	4,592

		649,707

Materials — 4.4%
Axalta Coating Systems Ltd *	120,000	3,618
Cabot Corp	99,097	4,491
Celanese Corp, Cl A	28,298	3,461
Corteva Inc	64,004	1,792
Crown Holdings Inc *	40,000	2,642
Dow Inc	64,005	3,050
DuPont de Nemours Inc	64,005	4,564
Eastman Chemical Co	109,370	8,075
Ecolab Inc	155,113	30,719
Huntsman Corp	312,058	7,258
Ingevity Corp *	14,131	1,199
International Paper Co	302,699	12,659

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Linde PLC	123,959	$24,013
LyondellBasell Industries NV, Cl A	132,110	11,820
Newmont Goldcorp Corp	144,197	5,468
Sherwin-Williams Co/The, Cl A	89,695	49,321
Westrock Co	84,787	3,090

		177,240

Real Estate — 3.2%
American Tower Corp, Cl A ‡	144,806	32,021
Brandywine Realty Trust ‡	24,300	368
CBRE Group Inc, Cl A *‡	41,173	2,183
Crown Castle International Corp ‡	40,644	5,650
Equinix Inc ‡	1,986	1,146
Equity Commonwealth *‡	237,285	8,127
HCP Inc ‡	775,087	27,616
Host Hotels & Resorts Inc ‡	141,505	2,447
Omega Healthcare Investors Inc ‡	66,265	2,769
Public Storage ‡	4,106	1,007
SBA Communications Corp, Cl A ‡	25,216	6,081
Senior Housing Properties Trust ‡	323,787	2,997
Service Properties Trust *	97,540	2,516
Simon Property Group Inc ‡	6,723	1,046
VEREIT Inc ‡	1,613,897	15,784
Weingarten Realty Investors ‡	26,931	784
Welltower Inc ‡	95,878	8,691
WP Carey Inc ‡	84,664	7,577

		128,810

Utilities — 1.8%
Ameren Corp	65,226	5,221
American Electric Power Co Inc	57,553	5,392
Edison International	58,113	4,383
Entergy Corp	69,604	8,169
Exelon Corp	317,795	15,352
FirstEnergy Corp	511,649	24,677
NextEra Energy Inc	33,228	7,742

		70,936

Total Common Stock (Cost $2,118,715) ($ Thousands)		3,955,555

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P.
2.010% **†(C)	39,145,096	39,146

Total Affiliated Partnership (Cost $39,143) ($ Thousands)		39,146

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	34,813,486	$34,813

Total Cash Equivalent (Cost $34,813) ($ Thousands)		34,813

Total Investments in Securities — 101.0% (Cost $2,192,671) ($ Thousands)		$4,029,514

Percentages are based on Net Assets of $3,991,140 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $38,938 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $4,019 ($ Thousands) and represented 0.1% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $39,146 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,955,555	—	—	3,955,555
Affiliated Partnership	—	39,146	—	39,146
Cash Equivalent	34,813	—	—	34,813

Total Investments in Securities	3,990,368	39,146	—	4,029,514

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$37,560	$392,590	$(391,017)	$10	$3	$39,146	39,145,096	$158	$—
SEI Daily Income Trust, Government Fund, Cl F	14,303	494,187	(473,677)	—	—	34,813	34,813,486	820	—

Totals	$51,863	$886,777	$(864,694)	$10	$3	$73,959	73,958,582	$978	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.1%

Communication Services — 10.2%
Activision Blizzard Inc	25,900	$1,371
Alphabet Inc, Cl A *	9,945	12,144
Alphabet Inc, Cl C *	10,090	12,300
AT&T Inc	242,793	9,187
CBS Corp, Cl B	11,726	473
CenturyLink Inc	32,370	404
Charter Communications Inc, Cl A *	5,300	2,184
Comcast Corp, Cl A	150,496	6,784
Discovery Inc, Cl A *	5,600	149
Discovery Inc, Cl C *	11,904	293
DISH Network Corp, Cl A *	8,100	276
Electronic Arts Inc *	9,978	976
Facebook Inc, Cl A *	80,109	14,266
Fox Corp	17,619	556
Interpublic Group of Cos Inc/The	13,301	287
Netflix Inc *	14,500	3,881
News Corp, Cl A	13,975	195
News Corp, Cl B	4,000	57
Omnicom Group Inc	7,604	595
Take-Two Interactive Software Inc, Cl A *	3,800	476
T-Mobile US Inc *	10,700	843
TripAdvisor Inc *	3,455	134
Twitter Inc *	26,300	1,084
Verizon Communications Inc	137,396	8,293
Viacom Inc, Cl B	11,901	286
Walt Disney Co/The	59,793	7,792

		85,286

Consumer Discretionary — 10.0%
Advance Auto Parts Inc	2,500	413
Amazon.com Inc, Cl A *	13,796	23,949
Aptiv PLC	8,900	778
AutoZone Inc *	768	833
Best Buy Co Inc	7,754	535
Booking Holdings Inc *	1,381	2,710
BorgWarner Inc	7,200	264
Capri Holdings Ltd *	4,900	162
CarMax Inc *	5,600	493
Carnival Corp	13,684	598
Chipotle Mexican Grill Inc, Cl A *	849	714
Darden Restaurants Inc	4,218	499
Dollar General Corp	8,781	1,396
Dollar Tree Inc *	7,954	908
DR Horton Inc	11,558	609
eBay Inc	26,549	1,035
Expedia Group Inc	4,755	639
Ford Motor Co	132,837	1,217
Gap Inc/The	6,931	120
Garmin Ltd	4,905	415
General Motors Co	42,413	1,590
Genuine Parts Co	4,836	482

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
H&R Block Inc	6,813	$161
Hanesbrands Inc	11,700	179
Harley-Davidson Inc, Cl A	5,408	195
Hasbro Inc	3,896	462
Hilton Worldwide Holdings Inc	9,800	912
Home Depot Inc/The	36,345	8,433
Kohl’s Corp	5,656	281
L Brands Inc	8,027	157
Leggett & Platt Inc	4,259	174
Lennar Corp, Cl A	9,716	543
LKQ Corp *	10,600	333
Lowe’s Cos Inc	25,349	2,787
Macy’s Inc	10,864	169
Marriott International Inc/MD, Cl A	9,324	1,160
McDonald’s Corp	25,111	5,392
MGM Resorts International	17,100	474
Mohawk Industries Inc *	2,100	261
Newell Brands Inc, Cl B	12,555	235
NIKE Inc, Cl B	41,294	3,878
Nordstrom Inc	3,907	132
Norwegian Cruise Line Holdings Ltd *	7,500	388
NVR Inc *	120	446
O’Reilly Automotive Inc *	2,600	1,036
PulteGroup Inc	8,799	322
PVH Corp	2,559	226
Ralph Lauren Corp, Cl A	1,805	172
Ross Stores Inc	12,336	1,355
Royal Caribbean Cruises Ltd	5,800	628
Starbucks Corp	39,534	3,496
Tapestry Inc	10,019	261
Target Corp, Cl A	17,328	1,853
Tiffany & Co	3,578	331
TJX Cos Inc/The	39,586	2,206
Tractor Supply Co	4,000	362
Ulta Beauty Inc *	1,900	476
Under Armour Inc, Cl A *	6,005	120
Under Armour Inc, Cl C *	6,449	117
VF Corp	10,965	976
Whirlpool Corp	2,105	333
Wynn Resorts Ltd	3,300	359
Yum! Brands Inc	10,370	1,176

		83,316

Consumer Staples — 7.5%
Altria Group Inc	61,373	2,510
Archer-Daniels-Midland Co	18,875	775
Brown-Forman Corp, Cl B	5,465	343
Campbell Soup Co	5,584	262
Church & Dwight Co Inc	8,400	632
Clorox Co/The	4,342	660
Coca-Cola Co/The	127,649	6,949
Colgate-Palmolive Co	29,095	2,139

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Conagra Brands Inc	16,365	$502
Constellation Brands Inc, Cl A	5,713	1,184
Costco Wholesale Corp	14,518	4,183
Coty Inc, Cl A	10,291	108
Estee Lauder Cos Inc/The, Cl A	7,500	1,492
General Mills Inc	20,186	1,113
Hershey Co/The	4,812	746
Hormel Foods Corp	9,108	398
JM Smucker Co/The	3,753	413
Kellogg Co	8,267	532
Kimberly-Clark Corp	11,603	1,648
Kraft Heinz Co/The	21,008	587
Kroger Co/The	27,236	702
Lamb Weston Holdings Inc	4,900	356
McCormick & Co Inc/MD	4,266	667
Molson Coors Brewing Co, Cl B	6,351	365
Mondelez International Inc, Cl A	47,420	2,623
Monster Beverage Corp *	13,154	764
PepsiCo Inc	46,415	6,364
Philip Morris International Inc	51,387	3,902
Procter & Gamble Co/The	83,208	10,349
Sysco Corp, Cl A	17,420	1,383
Tyson Foods Inc, Cl A	10,203	879
Walgreens Boots Alliance Inc	25,557	1,414
Walmart Inc	47,161	5,597

		62,541

Energy — 4.5%
Apache Corp	12,500	320
Baker Hughes a GE Co, Cl A	17,749	412
Cabot Oil & Gas Corp	14,813	260
Chevron Corp	63,023	7,475
Cimarex Energy Co	3,604	173
Concho Resources Inc	6,700	455
ConocoPhillips	37,460	2,134
Devon Energy Corp	14,213	342
Diamondback Energy Inc, Cl A	5,400	485
EOG Resources Inc	18,797	1,395
Exxon Mobil Corp	140,646	9,931
Halliburton Co	29,142	549
Helmerich & Payne Inc	3,905	156
Hess Corp	8,575	519
HollyFrontier Corp	5,400	290
Kinder Morgan Inc/DE	65,482	1,350
Marathon Oil Corp	28,156	345
Marathon Petroleum Corp	22,160	1,346
National Oilwell Varco Inc, Cl A	12,968	275
Noble Energy Inc	15,900	357
Occidental Petroleum Corp	28,962	1,288
ONEOK Inc	13,909	1,025
Phillips 66	15,275	1,564
Pioneer Natural Resources Co	5,804	730

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Schlumberger Ltd, Cl A	46,500	$1,589
TechnipFMC PLC	14,200	343
Valero Energy Corp	14,108	1,203
Williams Cos Inc/The	41,069	988

		37,299

Financials — 12.9%
Affiliated Managers Group Inc	1,800	150
Aflac Inc	25,134	1,315
Allstate Corp/The	11,259	1,224
American Express Co	22,328	2,641
American International Group Inc	29,430	1,639
Ameriprise Financial Inc	4,484	660
Aon PLC	7,929	1,535
Arthur J Gallagher & Co	6,200	555
Assurant Inc	2,005	252
Bank of America Corp	278,245	8,116
Bank of New York Mellon Corp/The	28,899	1,307
BB&T Corp	25,606	1,367
Berkshire Hathaway Inc, Cl B *	65,217	13,566
BlackRock Inc	3,961	1,765
Capital One Financial Corp	15,766	1,434
Cboe Global Markets Inc	3,700	425
Charles Schwab Corp/The	39,236	1,641
Chubb Ltd	14,934	2,411
Cincinnati Financial Corp	5,183	605
Citigroup Inc	74,851	5,171
Citizens Financial Group Inc	15,200	538
CME Group Inc	12,040	2,545
Comerica Inc	5,092	336
Discover Financial Services	11,030	894
E*TRADE Financial Corp	8,152	356
Everest Re Group Ltd	1,400	373
Fifth Third Bancorp	24,511	671
First Republic Bank/CA	5,500	532
Franklin Resources Inc	10,050	290
Globe Life Inc	3,539	339
Goldman Sachs Group Inc/The	10,965	2,272
Hartford Financial Services Group Inc/The	12,186	739
Huntington Bancshares Inc/OH	35,114	501
Intercontinental Exchange Inc	18,305	1,689
Invesco Ltd	13,000	220
JPMorgan Chase & Co	106,376	12,519
KeyCorp	34,483	615
Lincoln National Corp	6,698	404
Loews Corp	8,862	456
M&T Bank Corp	4,525	715
MarketAxess Holdings Inc	1,300	426
Marsh & McLennan Cos Inc	17,159	1,717
MetLife Inc	27,039	1,275
Moody’s Corp	5,208	1,067
Morgan Stanley	42,361	1,808

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MSCI Inc, Cl A	2,900	$632
Nasdaq Inc, Cl A	4,000	397
Northern Trust Corp	7,509	701
People’s United Financial Inc	12,800	200
PNC Financial Services Group Inc/The	14,584	2,044
Principal Financial Group Inc, Cl A	8,757	500
Progressive Corp/The	19,585	1,513
Prudential Financial Inc	13,566	1,220
Raymond James Financial Inc	4,200	346
Regions Financial Corp	34,463	545
S&P Global Inc	8,321	2,039
State Street Corp	12,591	745
SunTrust Banks Inc	15,296	1,052
SVB Financial Group, Cl B *	1,800	376
Synchrony Financial	20,463	698
T Rowe Price Group Inc	8,008	915
Travelers Cos Inc/The	8,856	1,317
Unum Group	7,261	216
US Bancorp	47,123	2,608
Wells Fargo & Co	133,015	6,709
Willis Towers Watson PLC	4,421	853
Zions Bancorp NA	5,960	265

		106,967

Health Care — 13.5%
Abbott Laboratories	58,519	4,896
AbbVie Inc	48,768	3,693
ABIOMED Inc *	1,500	267
Agilent Technologies Inc	10,415	798
Alexion Pharmaceuticals Inc *	7,700	754
Align Technology Inc *	2,459	445
Allergan PLC	11,153	1,877
AmerisourceBergen Corp, Cl A	5,296	436
Amgen Inc, Cl A	19,829	3,837
Anthem Inc	8,402	2,017
Baxter International Inc	17,335	1,516
Becton Dickinson and Co	8,871	2,244
Biogen Inc *	6,300	1,467
Boston Scientific Corp *	47,112	1,917
Bristol-Myers Squibb Co	53,792	2,728
Cardinal Health Inc	10,159	479
Celgene Corp, Cl A *	23,905	2,374
Centene Corp *	13,900	601
Cerner Corp	10,900	743
Cigna Corp	12,807	1,944
Cooper Cos Inc/The, Cl A	1,700	505
CVS Health Corp	42,776	2,698
Danaher Corp, Cl A	21,396	3,090
DaVita Inc *	3,305	189
DENTSPLY SIRONA Inc	7,909	422
Edwards Lifesciences Corp, Cl A *	6,800	1,495
Eli Lilly & Co	28,006	3,132

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gilead Sciences Inc	41,666	$2,641
HCA Healthcare Inc	9,005	1,084
Henry Schein Inc *	4,900	311
Hologic Inc *	9,100	459
Humana Inc	4,601	1,176
IDEXX Laboratories Inc *	2,900	789
Illumina Inc *	5,000	1,521
Incyte Corp *	6,000	445
Intuitive Surgical Inc *	3,860	2,084
IQVIA Holdings Inc *	6,200	926
Johnson & Johnson	87,754	11,354
Laboratory Corp of America Holdings *	3,363	565
McKesson Corp	6,169	843
Medtronic PLC	44,372	4,820
Merck & Co Inc	84,974	7,153
Mettler-Toledo International Inc *	862	607
Mylan NV *	17,015	336
Nektar Therapeutics, Cl A *	5,800	106
PerkinElmer Inc	3,640	310
Perrigo Co PLC	4,404	246
Pfizer Inc	183,456	6,592
Quest Diagnostics Inc	4,624	495
Regeneron Pharmaceuticals Inc *	2,700	749
ResMed Inc	4,800	648
Stryker Corp	10,546	2,281
Teleflex Inc	1,600	544
Thermo Fisher Scientific Inc	13,252	3,860
UnitedHealth Group Inc	31,428	6,830
Universal Health Services Inc, Cl B	2,900	431
Varian Medical Systems Inc *	3,105	370
Vertex Pharmaceuticals Inc *	8,600	1,457
Waters Corp *	2,297	513
WellCare Health Plans Inc *	1,700	441
Zimmer Biomet Holdings Inc	7,060	969
Zoetis Inc, Cl A	16,146	2,012

		112,532

Industrials — 9.3%
3M Co	19,001	3,124
Alaska Air Group Inc	4,000	260
Allegion PLC	3,170	329
American Airlines Group Inc	13,109	354
AMETEK Inc	7,600	698
AO Smith Corp	4,800	229
Arconic Inc	13,678	356
Boeing Co/The	17,741	6,750
Caterpillar Inc, Cl A	19,006	2,401
CH Robinson Worldwide Inc	4,605	390
Cintas Corp	2,612	700
Copart Inc *	6,700	538
CSX Corp	26,072	1,806
Cummins Inc	5,344	869

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Deere & Co	10,706	$1,806
Delta Air Lines Inc, Cl A	19,513	1,124
Dover Corp	4,937	492
Eaton Corp PLC	14,315	1,190
Emerson Electric Co	20,815	1,392
Equifax Inc	4,030	567
Expeditors International of Washington Inc	5,909	439
Fastenal Co, Cl A	19,318	631
FedEx Corp	8,105	1,180
Flowserve Corp	4,300	201
Fortive Corp	9,987	685
Fortune Brands Home & Security Inc	4,600	252
General Dynamics Corp	7,930	1,449
General Electric Co	286,709	2,563
Honeywell International Inc	23,751	4,019
Huntington Ingalls Industries Inc, Cl A	1,400	296
IDEX Corp	2,600	426
IHS Markit Ltd *	13,600	910
Illinois Tool Works Inc	9,529	1,491
Ingersoll-Rand PLC	8,204	1,011
Jacobs Engineering Group Inc	4,004	366
JB Hunt Transport Services Inc	2,951	327
Johnson Controls International PLC	26,909	1,181
Kansas City Southern	3,400	452
L3Harris Technologies Inc	7,509	1,567
Lockheed Martin Corp	8,336	3,252
Masco Corp	9,668	403
Nielsen Holdings PLC	12,400	263
Norfolk Southern Corp	8,930	1,604
Northrop Grumman Corp	5,323	1,995
PACCAR Inc	11,991	839
Parker-Hannifin Corp, Cl A	4,271	771
Pentair PLC	5,266	199
Quanta Services Inc	4,800	181
Raytheon Co	9,073	1,780
Republic Services Inc	7,383	639
Robert Half International Inc	4,032	224
Rockwell Automation Inc	3,930	648
Rollins Inc	4,900	167
Roper Technologies Inc	3,500	1,248
Snap-on Inc	1,853	290
Southwest Airlines Co, Cl A	16,562	894
Stanley Black & Decker Inc	5,140	742
Textron Inc	7,707	377
TransDigm Group Inc *	1,600	833
Union Pacific Corp	23,293	3,773
United Airlines Holdings Inc *	7,400	654
United Parcel Service Inc, Cl B	22,924	2,747
United Rentals Inc *	2,600	324
United Technologies Corp	26,744	3,651
Verisk Analytics Inc, Cl A	5,500	870
Wabtec Corp	5,690	409

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Waste Management Inc	13,228	$1,521
WW Grainger Inc	1,565	465
Xylem Inc/NY	6,100	486

		77,070

Information Technology — 21.7%
Accenture PLC, Cl A	21,004	4,040
Adobe Inc *	16,041	4,431
Advanced Micro Devices Inc *	36,900	1,070
Akamai Technologies Inc *	5,504	503
Alliance Data Systems Corp	1,300	167
Amphenol Corp, Cl A	9,509	918
Analog Devices Inc	11,971	1,338
ANSYS Inc *	2,800	620
Apple Inc	141,582	31,710
Applied Materials Inc	31,450	1,569
Arista Networks Inc *	1,800	430
Autodesk Inc, Cl A *	7,417	1,095
Automatic Data Processing Inc	14,259	2,302
Broadcom Inc	13,146	3,629
Broadridge Financial Solutions Inc	3,944	491
Cadence Design Systems Inc *	9,700	641
CDW Corp/DE	4,900	604
Cisco Systems Inc	140,861	6,960
Citrix Systems Inc	4,342	419
Cognizant Technology Solutions Corp, Cl A	17,705	1,067
Corning Inc, Cl B	27,108	773
DXC Technology Co	9,030	266
F5 Networks Inc, Cl A *	2,000	281
Fidelity National Information Services Inc, Cl B	20,165	2,677
Fiserv Inc, Cl A *	19,120	1,981
FleetCor Technologies Inc *	2,900	832
FLIR Systems Inc	4,400	231
Fortinet Inc *	4,900	376
Gartner Inc *	3,100	443
Global Payments Inc	9,927	1,578
Hewlett Packard Enterprise Co	45,191	686
HP Inc	50,991	965
Intel Corp	147,063	7,578
International Business Machines Corp	29,233	4,251
Intuit Inc	8,786	2,337
IPG Photonics Corp *	1,100	149
Jack Henry & Associates Inc	2,700	394
Juniper Networks Inc	11,600	287
Keysight Technologies Inc *	6,300	613
KLA Corp	5,471	872
Lam Research Corp	4,822	1,114
Leidos Holdings Inc	4,900	421
Mastercard Inc, Cl A	29,617	8,043
Maxim Integrated Products Inc	9,500	550
Microchip Technology Inc	8,004	744

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Micron Technology Inc *	37,469	$1,606
Microsoft Corp	254,571	35,393
Motorola Solutions Inc	5,689	969
NetApp Inc	8,285	435
NVIDIA Corp	20,065	3,493
Oracle Corp, Cl B	72,723	4,002
Paychex Inc	10,769	891
PayPal Holdings Inc *	38,849	4,024
Qorvo Inc *	3,900	289
QUALCOMM Inc	40,054	3,055
salesforce.com Inc *	29,009	4,306
Seagate Technology PLC	8,400	452
Skyworks Solutions Inc	5,704	452
Symantec Corp, Cl A	18,947	448
Synopsys Inc *	5,100	700
TE Connectivity Ltd	11,409	1,063
Texas Instruments Inc	30,866	3,989
VeriSign Inc *	3,600	679
Visa Inc, Cl A	57,418	9,876
Western Digital Corp	10,174	607
Western Union Co/The	14,534	337
Xerox Holdings Corp	6,676	200
Xilinx Inc	8,609	826

		180,538

Materials — 2.7%
Air Products & Chemicals Inc	7,126	1,581
Albemarle Corp	3,600	250
Amcor PLC	55,132	538
Avery Dennison Corp	2,815	320
Ball Corp	10,472	762
Celanese Corp, Cl A	4,200	514
CF Industries Holdings Inc	7,250	357
Corteva Inc	25,573	716
Dow Inc	25,406	1,211
DuPont de Nemours Inc	24,273	1,731
Eastman Chemical Co	4,820	356
Ecolab Inc	8,434	1,670
FMC Corp	4,500	395
Freeport-McMoRan Inc, Cl B	48,736	466
International Flavors & Fragrances Inc	3,494	429
International Paper Co	13,474	563
Linde PLC	17,820	3,452
LyondellBasell Industries NV, Cl A	8,774	785
Martin Marietta Materials Inc, Cl A	2,119	581
Mosaic Co/The	11,909	244
Newmont Goldcorp Corp	28,225	1,070
Nucor Corp	10,495	534
Packaging Corp of America	3,200	340
PPG Industries Inc	7,990	947
Sealed Air Corp	5,328	221
Sherwin-Williams Co/The, Cl A	2,716	1,493

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vulcan Materials Co	4,449	$673
Westrock Co	8,784	320

		22,519

Real Estate — 3.2%
Alexandria Real Estate Equities Inc ‡	3,900	601
American Tower Corp, Cl A ‡	14,900	3,295
Apartment Investment & Management Co, Cl A ‡	5,140	268
AvalonBay Communities Inc ‡	4,708	1,014
Boston Properties Inc ‡	4,800	622
CBRE Group Inc, Cl A *‡	10,509	557
Crown Castle International Corp ‡	14,104	1,961
Digital Realty Trust Inc, Cl A ‡	7,069	918
Duke Realty Corp ‡	12,000	408
Equinix Inc ‡	2,816	1,624
Equity Residential ‡	11,744	1,013
Essex Property Trust Inc ‡	2,200	719
Extra Space Storage Inc ‡	4,300	502
Federal Realty Investment Trust ‡	2,300	313
HCP Inc ‡	16,300	581
Host Hotels & Resorts Inc ‡	25,174	435
Iron Mountain Inc ‡	9,638	312
Kimco Realty Corp ‡	14,013	293
Macerich Co/The ‡	3,504	111
Mid-America Apartment Communities Inc ‡	3,900	507
Prologis Inc ‡	21,299	1,815
Public Storage ‡	5,066	1,242
Realty Income Corp ‡	10,900	836
Regency Centers Corp ‡	5,499	382
SBA Communications Corp, Cl A ‡	3,900	940
Simon Property Group Inc ‡	10,406	1,620
SL Green Realty Corp ‡	3,000	245
UDR Inc ‡	9,500	460
Ventas Inc ‡	12,732	930
Vornado Realty Trust ‡	5,677	361
Welltower Inc ‡	13,900	1,260
Weyerhaeuser Co ‡	24,861	689

		26,834

Utilities — 3.6%
AES Corp/VA	22,990	376
Alliant Energy Corp	7,900	426
Ameren Corp	8,353	669
American Electric Power Co Inc	16,715	1,566
American Water Works Co Inc	6,200	770
Atmos Energy Corp	3,900	444
CenterPoint Energy Inc	17,185	519
CMS Energy Corp	9,601	614
Consolidated Edison Inc	11,033	1,042
Dominion Energy Inc	27,187	2,203
DTE Energy Co	6,245	830

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Duke Energy Corp	23,916	$2,293
Edison International	11,857	894
Entergy Corp	6,364	747
Evergy Inc	8,099	539
Eversource Energy	10,835	926
Exelon Corp	32,755	1,582
FirstEnergy Corp	17,423	840
NextEra Energy Inc	16,120	3,756
NiSource Inc	12,592	377
NRG Energy Inc	8,913	353
Pinnacle West Capital Corp	3,949	383
PPL Corp	24,471	771
Public Service Enterprise Group Inc	17,130	1,063
Sempra Energy	9,245	1,365
Southern Co/The	35,235	2,177

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WEC Energy Group Inc	10,619	$1,010
Xcel Energy Inc	17,336	1,125

		29,660

Total Common Stock (Cost $312,522) ($ Thousands)		824,562

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	8,999,263	8,999

Total Cash Equivalent (Cost $8,999) ($ Thousands)		8,999

Total Investments in Securities — 100.2% (Cost $321,521) ($ Thousands)		$833,561

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	72	Dec-2019	$10,822	$10,722	$(100)

Percentages are based on Net Assets of $832,268 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

L.P. — Limited Partnership

LTD. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	824,562	—	—	824,562
Cash Equivalent	8,999	—	—	8,999

Total Investments in Securities	833,561	—	—	833,561

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(100)	—	—	(100)

Total Other Financial Instruments	(100)	—	—	(100)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$1,791	$10,046	$(11,838)	$1	$—	$—	—	$19	$—
SEI Daily Income Trust, Government Fund, Cl F	18,431	117,275	(126,707)	—	—	8,999	8,999,263	213	—

Totals	$20,222	$127,321	$(138,545)	$1	$—	$8,999	8,999,263	$232	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 2.4%
Bandwidth Inc, Cl A *	6,414	$418
Boingo Wireless Inc *	67,039	744
Cable One Inc	1,697	2,129
Cardlytics Inc *	22,220	745
Cargurus Inc, Cl A *	13,062	404
Central European Media Enterprises Ltd, Cl A *	38,480	173
Cogent Communications Holdings Inc	41,991	2,314
Criteo SA ADR *	28,561	534
EverQuote Inc, Cl A *	34,500	736
Glu Mobile Inc *	67,470	337
Gogo Inc *(A)	22,272	134
IDT Corp, Cl B *	10,347	109
Meet Group Inc/The *	33,984	111
National CineMedia Inc	15,262	125
Nexstar Media Group Inc, Cl A	15,108	1,546
Rosetta Stone Inc *	8,059	140
Sinclair Broadcast Group Inc, Cl A	10,459	447
TechTarget Inc *	4,383	99
Travelzoo *	2,879	31
Vonage Holdings Corp *	155,160	1,753
World Wrestling Entertainment Inc, Cl A (A)	16,254	1,156

		14,185

Consumer Discretionary — 14.9%
Aaron’s Inc	31,641	2,033
Advance Auto Parts Inc	6,296	1,041
Asbury Automotive Group Inc *	7,104	727
Bloomin’ Brands Inc	170,867	3,235
Boot Barn Holdings Inc *	1,077	38
Bright Horizons Family Solutions Inc *	2,532	386
Brinker International Inc	7,956	339
Callaway Golf Co	48,609	944
Career Education Corp *	12,575	200
Carter’s Inc	12,076	1,101
Cheesecake Factory Inc/The	77,639	3,236
Chegg Inc *	2,023	61
Churchill Downs Inc	8,271	1,021
Clarus Corp	12,404	145
Collectors Universe Inc	4,197	120
Conn’s Inc *	53,799	1,337
Container Store Group Inc/The *	12,837	57
Cooper Tire & Rubber Co	41,986	1,097
Core-Mark Holding Co Inc, Cl A	55,284	1,775
Crocs Inc *	24,919	692
Dave & Buster’s Entertainment Inc (A)	72,569	2,827
Deckers Outdoor Corp *	4,244	625
Domino’s Pizza Inc	7,434	1,818
Eldorado Resorts Inc *(A)	39,286	1,566
Etsy Inc *	11,616	656
Everi Holdings Inc *	21,890	185

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Expedia Group Inc	1,382	$186
Five Below Inc *	1,192	150
Fox Factory Holding Corp *	5,969	372
frontdoor Inc *	15,544	755
Funko Inc, Cl A *(A)	31,613	650
Genesco Inc *	7,200	288
Grand Canyon Education Inc *	2,710	266
GrubHub Inc *	9,401	528
Haverty Furniture Cos Inc	2,834	57
Helen of Troy Ltd *	3,579	564
Hibbett Sports Inc *	8,198	188
Jack in the Box Inc	22,709	2,069
K12 Inc *	15,915	420
KB Home	19,500	663
Laureate Education Inc, Cl A *	38,000	630
LCI Industries	12,079	1,109
LGI Homes Inc *	8,700	725
Lithia Motors Inc, Cl A	5,727	758
LKQ Corp *	42,831	1,347
Loral Space & Communications Inc *	5,953	246
Malibu Boats Inc, Cl A *	6,661	204
Marine Products Corp	2,874	41
Matthews International Corp, Cl A	20,560	728
MDC Holdings Inc	20,363	878
Meritage Homes Corp *	26,269	1,848
Michaels Cos Inc/The *(A)	47,153	462
Modine Manufacturing Co *	487,936	5,548
Monro Inc	22,715	1,795
Murphy USA Inc *	30,360	2,590
Nordstrom Inc	17,400	586
Oxford Industries Inc, Cl A	11,270	808
Planet Fitness Inc, Cl A *	12,974	751
PlayAGS Inc *	105,967	1,089
Pool Corp	16,839	3,396
Rent-A-Center Inc/TX	36,858	951
RH *	4,200	718
Rocky Brands Inc	1,590	53
Rubicon Project Inc/The *	80,159	698
Sally Beauty Holdings Inc *	1,669	25
Service Corp International/US	45,367	2,169
ServiceMaster Global Holdings Inc *	10,638	595
Shake Shack Inc, Cl A *	8,950	877
Shutterstock Inc *	11,650	421
Six Flags Entertainment Corp	18,177	923
Skechers U.S.A. Inc, Cl A *	81,039	3,027
Skyline Champion Corp *	13,552	408
Sleep Number Corp *	4,572	189
Sonic Automotive Inc, Cl A	23,711	745
Sonos Inc *	52,463	704
Steven Madden Ltd	19,591	701
Strategic Education Inc	5,310	722
Tractor Supply Co	22,373	2,023

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Urban Outfitters Inc *	137,933	$3,875
Vail Resorts Inc	12,636	2,875
Vera Bradley Inc *	2,452	25
Vista Outdoor Inc *	55,203	342
Wendy’s Co/The	27,583	551
Wingstop Inc, Cl A	6,813	595
WW International Inc	18,500	700
Wyndham Hotels & Resorts Inc	32,378	1,675
YETI Holdings Inc *(A)	17,006	476
Zumiez Inc *	8,000	253

		87,273

Consumer Staples — 4.8%
Andersons Inc/The	60,738	1,362
Boston Beer Co Inc/The, Cl A *	2,307	840
Calavo Growers Inc	22,993	2,189
Cal-Maine Foods Inc *	19,704	787
Casey’s General Stores Inc	16,529	2,664
Chefs’ Warehouse Inc/The *	5,699	230
Church & Dwight Co Inc	26,491	1,993
Darling Ingredients Inc *	107,787	2,062
elf Beauty Inc *	12,147	213
Grocery Outlet Holding Corp *	12,320	427
Hain Celestial Group Inc/The *	125,094	2,686
HF Foods Group Inc *(A)	4,733	81
Hostess Brands Inc, Cl A *	103,022	1,441
J&J Snack Foods Corp	12,180	2,339
Lifevantage Corp *	6,000	82
Medifast Inc	13,121	1,360
Natural Grocers by Vitamin Cottage Inc *	5,431	54
Nature’s Sunshine Products Inc *	5,913	49
Performance Food Group Co *	25,344	1,166
Pilgrim’s Pride Corp *	17,165	550
Sanderson Farms Inc	5,513	834
Simply Good Foods Co/The *	44,943	1,303
Spectrum Brands Holdings Inc	14,847	783
TreeHouse Foods Inc *	46,065	2,554
Village Super Market Inc, Cl A	4,166	110

		28,159

Energy — 1.3%
Arch Coal Inc	3,506	260
Cabot Oil & Gas Corp	91,228	1,603
Callon Petroleum Co *(A)	135,983	590
Carrizo Oil & Gas Inc *	58,736	504
Clean Energy Fuels Corp *	13,000	27
DHT Holdings Inc	40,122	247
DMC Global Inc	12,800	563
Dril-Quip Inc *	740	37
Evolution Petroleum Corp	16,448	96
Gulfport Energy Corp *	378,078	1,025
Helix Energy Solutions Group Inc *	37,916	306

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Phillips 66 Partners LP (A)(B)	28,682	$1,624
Select Energy Services Inc, Cl A *	46,709	404
Smart Sand Inc *	17,166	49
SRC Energy Inc *	72,125	336
Teekay Tankers Ltd, Cl A *	107,702	140
W&T Offshore Inc *	21,544	94

		7,905

Financials — 17.5%
Affiliated Managers Group Inc	37,403	3,118
American Equity Investment Life Holding Co	197,157	4,771
Apollo Global Management Inc, Cl A	17,000	643
Artisan Partners Asset Management Inc, Cl A	20,501	579
Axos Financial Inc *	25,748	712
Banc of California Inc	53,909	762
Bancorp Inc/The *	111,009	1,099
Bank of Marin Bancorp	2,937	122
Bank of NT Butterfield & Son Ltd/The	44,307	1,313
Bank OZK	98,506	2,686
BankUnited Inc	184,996	6,220
Baycom Corp *	5,801	132
Blackstone Mortgage Trust Inc, Cl A	60,043	2,153
Bridge Bancorp Inc	7,365	218
Bridgewater Bancshares Inc *	11,564	138
Brightsphere Investment Group Inc	34,483	342
Cambridge Bancorp	328	25
Capstar Financial Holdings Inc	6,167	102
Caretrust	34,563	812
CBTX Inc	8,313	232
Central Pacific Financial Corp	10,225	290
Century Bancorp Inc/MA, Cl A	1,491	131
CNO Financial Group Inc	288,679	4,570
Coastal Financial Corp/WA *	4,608	70
Cohen & Steers Inc	38,487	2,114
Cowen Inc, Cl A *	99,890	1,537
Donegal Group Inc, Cl A	5,155	76
Dynex Capital Inc	39,916	590
Eagle Bancorp Inc	14,481	646
eHealth Inc *	5,946	397
Encore Capital Group Inc *	3,747	125
Enova International Inc *	13,834	287
Esquire Financial Holdings Inc *	3,274	81
Essent Group Ltd	8,515	406
Evercore Inc, Cl A	22,758	1,823
FactSet Research Systems Inc	6,489	1,577
Federal Agricultural Mortgage Corp, Cl C	619	51
Federated Investors Inc, Cl B	16,356	530
FGL Holdings	8,298	66
First BanCorp/Puerto Rico	54,304	542
First Choice Bancorp	4,000	85

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Commonwealth Financial Corp	292,115	$3,879
First Horizon National Corp	118,065	1,913
First Northwest Bancorp	5,461	95
FNB Corp/PA	636,704	7,341
Goosehead Insurance Inc, Cl A *(A)	16,467	813
Great Southern Bancorp Inc	3,057	174
Great Western Bancorp Inc	106,609	3,518
Green Dot Corp, Cl A *	70,047	1,769
Hallmark Financial Services Inc *	6,702	128
Hamilton Lane Inc, Cl A	12,534	714
Hanover Insurance Group Inc/The, Cl A	5,126	695
Health Insurance Innovations Inc, Cl A *(A)	4,738	118
Hercules Capital Inc, Cl A (A)	129,360	1,730
Home BancShares Inc/AR	139,848	2,628
IBERIABANK Corp	27,473	2,075
Independent Bank Corp/MI	5,681	121
James River Group Holdings Ltd	14,957	766
Kemper Corp, Cl A	1,737	135
Kinsale Capital Group Inc	7,789	805
LegacyTexas Financial Group Inc	10,728	467
Luther Burbank Corp	9,437	107
MarketAxess Holdings Inc	5,649	1,850
Mercantile Bank Corp	4,922	161
Meta Financial Group Inc	3,000	98
Metropolitan Bank Holding Corp *	3,189	125
MGIC Investment Corp	113,202	1,424
MSCI Inc, Cl A	8,141	1,773
MVB Financial Corp	5,150	102
National General Holdings Corp	208,855	4,808
Nicolet Bankshares Inc *	4,033	268
Norwood Financial Corp	2,991	95
Oak Valley Bancorp	2,000	33
OFG Bancorp	47,051	1,030
OneMain Holdings Inc, Cl A	17,500	642
Parke Bancorp Inc	3,620	80
PennyMac Financial Services Inc *	31,482	956
PennyMac Mortgage Investment Trust	12,994	289
Primerica Inc	1,267	161
ProAssurance Corp	42,489	1,711
Prosperity Bancshares Inc	26,204	1,851
Radian Group Inc	18,261	417
Republic Bancorp Inc/KY, Cl A	4,781	208
Riverview Bancorp Inc	10,312	76
Southern National Bancorp of Virginia Inc	9,421	145
Spirit of Texas Bancshares Inc *	1,700	37
Sterling Bancorp/DE	127,297	2,554
Stock Yards Bancorp Inc	3,440	126
TCF Financial Corp	9,257	352
Tiptree Inc	13,525	98
TriState Capital Holdings Inc *	11,035	232
Umpqua Holdings Corp	295,598	4,866
United Bankshares Inc/WV	33,502	1,269

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Univest Financial Corp	49,679	$1,267
Waddell & Reed Financial Inc, Cl A (A)	21,162	364
Wintrust Financial Corp	15,149	979
World Acceptance Corp *	408	52

		102,663

Health Care — 13.0%
ACADIA Pharmaceuticals Inc *	21,000	756
Addus HomeCare Corp *	7,800	618
Aerie Pharmaceuticals Inc *	12,923	248
Aimmune Therapeutics Inc *(A)	15,325	321
Akebia Therapeutics Inc *	40,516	159
Allakos Inc *(A)	9,123	717
Amedisys Inc *	3,172	416
Anika Therapeutics Inc *	5,979	328
Antares Pharma Inc *	68,601	229
ArQule Inc *	61,377	440
Arrowhead Pharmaceuticals Inc *	26,000	733
Axonics Modulation Technologies Inc *	16,109	434
Axsome Therapeutics Inc *(A)	28,930	586
BioDelivery Sciences International Inc *	37,015	156
BioMarin Pharmaceutical Inc *	7,801	526
BioSpecifics Technologies Corp *	2,644	141
BioTelemetry Inc *	2,103	86
Cantel Medical Corp	23,419	1,752
Cara Therapeutics Inc *	26,171	478
Cardiovascular Systems Inc *	70,491	3,350
Catalyst Pharmaceuticals Inc *	5,893	31
Chemed Corp	4,937	2,061
Coherus Biosciences Inc *	9,308	189
Collegium Pharmaceutical Inc *	20,142	231
CONMED Corp	8,913	857
CorVel Corp *	2,543	192
CryoPort Inc *	24,439	400
Cutera Inc *	21,500	628
Dova Pharmaceuticals Inc *	27,000	755
Eagle Pharmaceuticals Inc/DE *	1,188	67
Emergent BioSolutions Inc *	19,907	1,041
Encompass Health Corp	27,537	1,742
Ensign Group Inc/The	51,793	2,456
Enzo Biochem Inc *	22,609	81
G1 Therapeutics Inc *	16,500	376
Genesis Healthcare Inc, Cl A *	21,733	24
Genomic Health Inc *	8,668	588
Glaukos Corp *	12,626	789
Global Blood Therapeutics Inc *	7,428	360
Haemonetics Corp *	7,755	978
Halozyme Therapeutics Inc *	3,117	48
HealthEquity Inc *	11,757	672
HMS Holdings Corp *	29,034	1,001
Immunomedics Inc *(A)	30,856	409
Inovalon Holdings Inc, Cl A *	41,716	684

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Insmed Inc *	12,411	$219
Inspire Medical Systems Inc *	9,952	607
Insulet Corp *	5,185	855
Integer Holdings Corp *	6,295	476
Integra LifeSciences Holdings Corp *	10,116	608
Iovance Biotherapeutics Inc *	27,396	499
iRadimed Corp *	2,933	62
Ironwood Pharmaceuticals Inc, Cl A *	3,875	33
Jazz Pharmaceuticals PLC *	3,249	416
Joint Corp/The *	7,234	135
Krystal Biotech Inc *	14,584	506
Lannett Co Inc *	11,000	123
Lantheus Holdings Inc *	3,911	98
LHC Group Inc *	5,282	600
Ligand Pharmaceuticals Inc *	19,931	1,984
Magellan Health Inc *	62,698	3,894
MannKind Corp *(A)	110,851	139
Masimo Corp *	6,452	960
Medicines Co/The *	15,000	750
Medidata Solutions Inc *	9,077	831
Medpace Holdings Inc *	16,382	1,377
MeiraGTx Holdings plc *	5,626	90
Meridian Bioscience Inc *	8,873	84
Merit Medical Systems Inc *	25,590	779
Mirati Therapeutics Inc *	4,957	386
Myriad Genetics Inc *	22,734	651
NanoString Technologies Inc *	524	11
Natera Inc *	23,238	762
Nektar Therapeutics, Cl A *	19,609	357
NeoGenomics Inc *	64,895	1,241
Neurocrine Biosciences Inc *	7,111	641
Novocure Ltd *	9,544	714
Omnicell Inc *	17,917	1,295
Optinose Inc *(A)	23,840	167
Pacira BioSciences Inc *	21,504	819
Patterson Cos Inc	35,915	640
PDL BioPharma Inc *	20,689	45
Premier Inc, Cl A *	37,156	1,075
Prestige Consumer Healthcare Inc, Cl A *	58,347	2,024
Progenics Pharmaceuticals Inc *	10,875	55
Puma Biotechnology Inc *	14,386	155
Quest Diagnostics Inc	17,108	1,831
Quidel Corp *	316	19
R1 RCM Inc *	136,485	1,219
Ra Pharmaceuticals Inc *	22,252	526
Reata Pharmaceuticals Inc, Cl A *	3,091	248
Recro Pharma Inc *	9,390	104
Repligen Corp *	11,937	915
ResMed Inc	14,489	1,958
Revance Therapeutics Inc *	24,535	319
Rigel Pharmaceuticals Inc *	77,587	145
SeaSpine Holdings Corp *	67,094	819

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SIGA Technologies Inc *	18,641	$95
Simulations Plus Inc	4,231	147
STAAR Surgical Co *	919	24
STERIS PLC	14,386	2,079
Supernus Pharmaceuticals Inc *	25,445	699
Tactile Systems Technology Inc *	2,349	99
Tandem Diabetes Care Inc *	8,783	518
Teleflex Inc	4,978	1,691
Tivity Health Inc *	208,934	3,475
Turning Point Therapeutics Inc *	12,563	472
Vanda Pharmaceuticals Inc *	20,843	277
Veracyte Inc *	54,711	1,313
Vericel Corp *	48,673	737
Voyager Therapeutics Inc *	9,098	157

		76,183

Industrials — 17.2%
ACCO Brands Corp	121,188	1,196
Actuant Corp, Cl A	32,744	718
ADT Inc (A)	225,016	1,411
AECOM *	41,324	1,552
Aerojet Rocketdyne Holdings Inc *	17,403	879
Albany International Corp, Cl A	8,500	766
Altra Industrial Motion Corp	30,094	833
Apogee Enterprises Inc	44,802	1,747
Armstrong World Industries Inc	16,388	1,585
ASGN Inc *	23,097	1,452
Astec Industries Inc	38,226	1,189
Atkore International Group Inc *	37,500	1,138
Atlas Air Worldwide Holdings Inc *	77,582	1,957
Badger Meter Inc	36,042	1,936
Barrett Business Services Inc	939	83
BMC Stock Holdings Inc *	30,616	802
Brady Corp, Cl A	15,682	832
BrightView Holdings Inc *	58,513	1,004
Brink’s Co/The	15,783	1,309
BWX Technologies Inc, Cl W	63,099	3,610
Casella Waste Systems Inc, Cl A *	17,063	733
Chart Industries Inc *	2,041	127
Cimpress NV *	8,925	1,177
CIRCOR International Inc *	21,719	816
Clean Harbors Inc *	17,571	1,357
Commercial Vehicle Group Inc *	10,877	78
CoStar Group Inc *	1,532	909
CSW Industrials Inc	5,006	346
DXP Enterprises Inc/TX *	1,788	62
Dycom Industries Inc *	8,873	453
EMCOR Group Inc	15,733	1,355
Encore Wire Corp	1,547	87
Energy Recovery Inc *(A)	16,671	155
Ennis Inc	11,027	223
EnPro Industries Inc	16,713	1,147

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Federal Signal Corp	26,758	$876
Fortress Transportation & Infrastructure Investors LLC (B)	97,507	1,477
Foundation Building Materials Inc *	5,600	87
FTI Consulting Inc *	16,851	1,786
Generac Holdings Inc *	32,488	2,545
GMS Inc *	3,000	86
Great Lakes Dredge & Dock Corp *	25,943	271
Harsco Corp *	1,002	19
Healthcare Services Group Inc	31,259	759
HEICO Corp	15,249	1,904
Herman Miller Inc	16,556	763
Hexcel Corp, Cl A	20,606	1,692
Hillenbrand Inc	8,279	256
Huntington Ingalls Industries Inc, Cl A	7,717	1,634
Huron Consulting Group Inc *	36,994	2,269
IAA Inc *	30,795	1,285
ICF International Inc, Cl A	21,993	1,858
ITT Inc	27,183	1,663
JetBlue Airways Corp *	159,924	2,679
John Bean Technologies Corp, Cl A	6,045	601
KAR Auction Services Inc	31,543	774
Kelly Services Inc, Cl A	30,335	735
Kforce Inc	515	20
Kimball International Inc, Cl B	5,451	105
Korn Ferry	29,420	1,137
Kratos Defense & Security Solutions Inc *	9,800	182
Lawson Products Inc/DE *	1,388	54
LB Foster Co, Cl A *	24,178	524
Lydall Inc *	58,223	1,450
Masonite International Corp *	26,063	1,512
MasTec Inc *	45,822	2,975
Mercury Systems Inc *	10,369	842
Meritor Inc *	19,596	363
Milacron Holdings Corp *	100,707	1,679
MSC Industrial Direct Co Inc, Cl A	32,481	2,356
Nordson Corp	13,736	2,009
NOW Inc *	12,314	141
Powell Industries Inc	3,091	121
Regal Beloit	15,688	1,143
REV Group Inc	175,327	2,004
Rush Enterprises Inc, Cl A	5,893	227
Ryder System Inc	31,957	1,654
Saia Inc *	19,926	1,867
Scorpio Bulkers Inc	15,154	92
SkyWest Inc	7,441	427
Snap-on Inc	11,564	1,810
SPX FLOW Inc *	13,183	520
Standex International Corp	16,365	1,194
Steelcase Inc, Cl A	25,986	478
Team Inc *(A)	87,575	1,581
Tetra Tech Inc	39,283	3,408

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Titan Machinery Inc *	9,735	$140
Toro Co/The	23,334	1,710
TriMas Corp *	32,763	1,004
TriNet Group Inc *	5,871	365
Watts Water Technologies Inc, Cl A	6,530	612
WESCO International Inc *	12,000	573
WillScot Corp, Cl A *	93,026	1,449
XPO Logistics Inc *	27,871	1,995

		100,766

Information Technology — 16.6%
Acacia Communications Inc *	11,460	749
ACI Worldwide Inc *	26,957	844
Adesto Technologies Corp *	4,855	42
Agilysys Inc *	24,500	627
Alteryx Inc, Cl A *	5,132	551
Ambarella Inc *	12,300	773
Anaplan Inc *	8,632	406
Appian Corp, Cl A *(A)	14,200	675
Avalara Inc *	6,105	411
AVX Corp	30,181	459
Belden Inc	14,002	747
Box Inc, Cl A *	58,861	975
Broadridge Financial Solutions Inc	16,429	2,044
Cabot Microelectronics Corp	20,537	2,900
CACI International Inc, Cl A *	13,638	3,154
CalAmp Corp *	63,830	735
ChannelAdvisor Corp *	12,588	117
Ciena Corp *	19,680	772
Cirrus Logic Inc *	6,137	329
Coda Octopus Group Inc *	4,726	39
Cognex Corp	35,440	1,741
Conduent Inc *	125,167	779
Cornerstone OnDemand Inc *	18,560	1,017
Coupa Software Inc *	3,893	504
CSG Systems International Inc	952	49
Cypress Semiconductor Corp	29,950	699
Diebold Nixdorf Inc *	15,250	171
Digital Turbine Inc *	176,144	1,135
Diodes Inc *	11,369	456
Echo Global Logistics Inc *	15,175	344
eGain Corp *	6,248	50
Enphase Energy Inc *(A)	33,512	745
Entegris Inc	14,221	669
Euronet Worldwide Inc *	12,037	1,761
Everbridge Inc *	10,212	630
EVERTEC Inc	36,743	1,147
ExlService Holdings Inc *	22,780	1,525
Fabrinet *	7,280	381
FireEye Inc *	151,085	2,015
Five9 Inc *	31,770	1,707
ForeScout Technologies Inc *	1,229	47

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genpact Ltd	11,269	$437
Harmonic Inc, Cl A *	95,093	626
II-VI Inc *(A)	28,687	1,010
Impinj Inc *	5,721	176
Inphi Corp *	14,013	856
Itron Inc *	13,400	991
j2 Global Inc *	15,587	1,416
Jabil Inc	18,900	676
Jack Henry & Associates Inc	11,449	1,671
KBR Inc	26,725	656
Knowles Corp *	32,500	661
Lattice Semiconductor Corp *	61,630	1,127
Limelight Networks Inc *	259,505	786
Littelfuse Inc	9,526	1,689
LivePerson Inc *	20,759	741
LogMeIn Inc	26,976	1,914
MACOM Technology Solutions Holdings Inc *	125,764	2,703
Manhattan Associates Inc *	10,543	851
ManTech International Corp/VA, Cl A	24,453	1,746
MAXIMUS Inc	26,283	2,031
MobileIron Inc *	126,092	825
Model N Inc *	26,211	728
Nanometrics Inc *	7,972	260
Napco Security Technologies Inc *	17,838	455
NCR Corp *	86,863	2,741
ON Semiconductor Corp *	101,915	1,958
OSI Systems Inc *	4,084	415
Paylocity Holding Corp *	5,919	578
Perficient Inc *	70,099	2,704
Photronics Inc *	11,846	129
Power Integrations Inc	29,615	2,678
Proofpoint Inc *	13,853	1,788
PROS Holdings Inc *	6,895	411
Q2 Holdings Inc *	7,530	594
Semtech Corp *	43,103	2,095
Silicon Laboratories Inc *	8,832	983
SPS Commerce Inc *	10,898	513
SunPower Corp, Cl A *(A)	63,492	697
Super Micro Computer Inc *	233,203	4,478
Switch Inc, Cl A (A)	138,758	2,167
SYNNEX Corp	25,093	2,833
Tech Data Corp *	7,733	806
Telaria Inc *	53,700	371
Telenav Inc *	13,793	66
Trade Desk Inc/The, Cl A *	7,177	1,346
TTEC Holdings Inc	15,446	740
Unisys Corp *	14,080	105
Verra Mobility Corp, Cl A *	4,446	64
Viavi Solutions Inc *	182,790	2,560
Virtusa Corp *	17,792	641
Vishay Precision Group Inc *	1,039	34

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wix.com Ltd *	13,376	$1,562
WNS Holdings Ltd ADR *	16,351	961
Workiva Inc, Cl A *	5,821	255
Zix Corp *	475	3
Zscaler Inc *	6,696	316

		97,545

Materials — 4.1%
Advanced Emissions Solutions Inc	9,003	134
Allegheny Technologies Inc *	49,935	1,011
B2Gold Corp *	217,460	702
Cabot Corp	11,248	510
Century Aluminum Co *	85,261	566
Commercial Metals Co, Cl A	244,407	4,248
Ferroglobe Representation *(D)	56,257	—
FutureFuel Corp	13,620	163
HB Fuller Co	20,541	956
Ingevity Corp *	23,304	1,977
Innospec Inc	500	45
International Flavors & Fragrances Inc (A)	4,685	575
Intrepid Potash Inc *	26,939	88
Koppers Holdings Inc *	2,709	79
Kraton Corp *	12,000	387
Livent Corp *	225,695	1,510
Olin Corp	51,190	958
Owens-Illinois Inc	138,702	1,424
Quaker Chemical Corp	11,164	1,765
Scotts Miracle-Gro Co/The, Cl A	4,567	465
Sensient Technologies Corp	24,494	1,682
Silgan Holdings Inc	29,144	875
United States Steel Corp (A)	53,331	616
Valvoline Inc	78,962	1,740
Warrior Met Coal Inc	15,815	309
WR Grace & Co	19,456	1,299

		24,084

Real Estate — 3.5%
Alexandria Real Estate Equities Inc	13,703	2,111
Americold Realty Trust	103,205	3,826
CIM Commercial Trust Corp	1,152	18
Columbia Property Trust Inc	60,217	1,274
CorEnergy Infrastructure Trust Inc	3,500	165
CoreSite Realty Corp	16,194	1,973
Corporate Office Properties Trust	44,853	1,336
Cushman & Wakefield PLC *	17,058	316
First Industrial Realty Trust Inc	1,096	43
Franklin Street Properties Corp	41,615	352
Gladstone Commercial Corp	12,452	293
Global Medical REIT Inc	11,210	128
Hannon Armstrong Sustainable Infrastructure Capital Inc	14,268	416
Independence Realty Trust Inc	47,000	673

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Innovative Industrial Properties Inc, Cl A (A)	1,940	$179
Kennedy-Wilson Holdings Inc	84,584	1,854
Lexington Realty Trust, Cl B	77,590	795
Medical Properties Trust Inc	61,642	1,206
NexPoint Residential Trust Inc	13,545	633
RMR Group Inc/The, Cl A	1,999	91
Ryman Hospitality Properties Inc	22,777	1,863
Safehold Inc	4,286	131
STAG Industrial Inc	6,288	185
Terreno Realty Corp	15,283	781
Whitestone REIT, Cl B	4,462	61

		20,703

Utilities — 2.3%
Algonquin Power & Utilities Corp	166,032	2,275
American States Water Co	20,919	1,880
American Water Works Co Inc	17,657	2,193
AquaVenture Holdings Ltd *	6,167	120
Atlantic Power Corp *	53,495	125
Black Hills Corp, Cl A	13,423	1,030
Hawaiian Electric Industries Inc	23,107	1,054
IDACORP Inc, Cl A	11,074	1,248
Portland General Electric Co	37,328	2,104
Pure Cycle Corp *	10,458	107
UGI Corp	31,073	1,562

		13,698

Total Common Stock (Cost $531,252) ($ Thousands)		573,164

EXCHANGE TRADED FUND — 0.2%

Financials — 0.2%
iShares Russell 2000 Value ETF	9,181	1,096

Total Exchange Traded Fund (Cost $1,116) ($ Thousands)		1,096

AFFILIATED PARTNERSHIP — 2.9%
SEI Liquidity Fund, L.P.
2.010% **†	16,901,212	16,900

Total Affiliated Partnership (Cost $16,901) ($ Thousands)		16,900

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.3%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†(C)	13,698,028	$13,698

Total Cash Equivalent (Cost $13,698) ($ Thousands)		13,698

Total Investments — 103.0% (Cost $562,967) ($ Thousands)		$604,858

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

September 30, 2019

Percentages are based on Net Assets of $587,388 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $16,240 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $3,101 ($ Thousands), or 0.5% of the net assets of the Fund (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $16,900 ($ Thousands).

(D)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3(1) ($)	Total ($)
Common Stock	573,164	—	—	573,164
Exchange Traded Fund	1,096	—	—	1,096
Affiliated Partnership	—	16,900	—	16,900
Cash Equivalent	13,698	—	—	13,698

Total Investments in Securities	587,958	16,900	—	604,858

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$50,875	$143,161	$(177,152)	$12	$4	$16,900	16,901,212	$268	$—
SEI Daily Income Trust, Government Fund, Cl F	16,607	141,789	(144,698)	—	—	$13,698	13,698,028	260	—

Totals	$67,482	$284,950	$(321,850)	$12	$4	$30,598	30,599,240	$528	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

9	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.9%

Communication Services — 2.7%
AMC Networks Inc, Cl A *	16,756	$824
Entercom Communications Corp	77,830	260
Gannett Co Inc	16,843	181
IAC/InterActiveCorp *	18,567	4,047
Liberty TripAdvisor Holdings Inc, Cl A *	19,142	180
Nexstar Media Group Inc, Cl A	16,815	1,720
Sinclair Broadcast Group Inc, Cl A	22,728	971
Travelzoo *	2,040	22
Tribune Publishing Co	5,805	50
Yelp Inc, Cl A *	7,754	270

		8,525

Consumer Discretionary — 11.5%
Aaron’s Inc	11,181	718
Abercrombie & Fitch Co, Cl A	6,613	103
American Axle & Manufacturing Holdings Inc *	67,843	558
American Eagle Outfitters Inc	34,294	556
American Public Education Inc *	4,294	96
Bassett Furniture Industries Inc	3,552	54
Bed Bath & Beyond Inc (A)	32,436	345
Big Lots Inc	29,770	729
Bloomin’ Brands Inc	32,422	614
Brinker International Inc	6,058	258
Buckle Inc/The	3,069	63
Cheesecake Factory Inc/The	34,481	1,437
Cooper Tire & Rubber Co	22,744	594
Cooper-Standard Holdings Inc *	18,961	775
Dana Inc	78,166	1,129
Dave & Buster’s Entertainment Inc	20,079	782
Deckers Outdoor Corp *	2,522	372
Dick’s Sporting Goods Inc	31,181	1,273
Dillard’s Inc, Cl A (A)	1,622	107
Ethan Allen Interiors Inc	2,958	57
Extended Stay America Inc	95,639	1,400
Fossil Group Inc *	16,042	201
GameStop Corp, Cl A (A)	35,965	199
Genesco Inc *	14,446	578
Group 1 Automotive Inc	10,744	992
Haverty Furniture Cos Inc	29,403	596
Hibbett Sports Inc *	7,811	179
K12 Inc *	5,110	135
KB Home	11,290	384
La-Z-Boy Inc, Cl Z	26,055	875
Lithia Motors Inc, Cl A	20,754	2,747
MDC Holdings Inc	18,851	812
Meritage Homes Corp *	16,604	1,168
Modine Manufacturing Co *	289,091	3,287
Nordstrom Inc	1,843	62
Office Depot Inc	388,827	682
Sally Beauty Holdings Inc *	50,635	754

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Six Flags Entertainment Corp	53,194	$2,702
Skechers U.S.A. Inc, Cl A *	37,828	1,413
Sonic Automotive Inc, Cl A	30,337	953
Taylor Morrison Home Corp, Cl A *	2,568	67
Tenneco Inc, Cl A	37,284	467
Urban Outfitters Inc *	67,239	1,889
Wendy’s Co/The	103,040	2,059
Williams-Sonoma Inc	16,531	1,124
Wyndham Destinations Inc	7,810	359

		36,704

Consumer Staples — 2.6%
Andersons Inc/The	21,065	472
B&G Foods Inc, Cl A (A)	59,859	1,132
Edgewell Personal Care Co *	6,440	209
Hain Celestial Group Inc/The *	19,544	420
Hostess Brands Inc, Cl A *	140,296	1,962
Ingles Markets Inc, Cl A	7,205	280
Medifast Inc	578	60
Nature’s Sunshine Products Inc *	3,640	30
Pilgrim’s Pride Corp *	17,382	557
SpartanNash Co	36,283	429
Spectrum Brands Holdings Inc	32,616	1,720
Universal Corp/VA	15,503	850
Village Super Market Inc, Cl A	7,864	208

		8,329

Energy — 2.9%
Arch Coal Inc	10,317	766
Carrizo Oil & Gas Inc *	38,035	327
CNX Resources Corp *	40,078	291
CONSOL Energy Inc *	1,755	27
Delek US Holdings Inc	24,911	904
Denbury Resources Inc *(A)	235,714	280
Gulfport Energy Corp *	252,264	684
Laredo Petroleum Inc *	86,517	209
Parsley Energy Inc, Cl A	79,819	1,341
PBF Energy Inc, Cl A	30,843	839
Peabody Energy Corp	13,481	198
ProPetro Holding Corp *	5,057	46
Rattler Midstream LP *(B)	54,945	979
SEACOR Holdings Inc, Cl A *	2,380	112
Southwestern Energy Co *	237,429	458
SRC Energy Inc *	73,924	344
Viper Energy Partners LP (B)	37,225	1,030
World Fuel Services Corp	12,970	518

		9,353

Financials — 24.7%
Affiliated Managers Group Inc	18,196	1,517
AG Mortgage Investment Trust Inc ‡	10,695	162
Amalgamated Bank, Cl A	3,592	58

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Equity Investment Life Holding Co	103,917	$2,515
Apollo Commercial Real Estate Finance Inc ‡	17,059	327
Arbor Realty Trust Inc ‡(A)	62,287	817
Artisan Partners Asset Management Inc, Cl A	10,781	304
Associated Banc-Corp	57,787	1,170
Banco Latinoamericano de Comercio Exterior SA, Cl E	41,863	835
Bancorp Inc/The *	86,038	852
BankUnited Inc	115,472	3,882
BCB Bancorp Inc	4,328	56
Berkshire Hills Bancorp Inc	29,144	854
BGC Partners Inc, Cl A	404,140	2,223
BlackRock Capital Investment Corp	39,683	199
Bridge Bancorp Inc	4,384	130
Bridgewater Bancshares Inc *	5,399	64
C&F Financial Corp	1,654	87
Camden National Corp	22,334	967
Capstar Financial Holdings Inc	3,782	63
Cathay General Bancorp	28,520	991
Central Pacific Financial Corp	18,443	524
Century Bancorp Inc/MA, Cl A	689	60
CIT Group Inc	29,607	1,341
CNO Financial Group Inc	224,915	3,560
Codorus Valley Bancorp Inc	2,834	66
Columbia Banking System Inc	78,655	2,902
Community Trust Bancorp Inc	15,675	667
Cowen Inc, Cl A *	62,578	963
Customers Bancorp Inc *	16,223	336
Enova International Inc *	12,313	255
Esquire Financial Holdings Inc *	2,441	61
EZCORP Inc, Cl A *	13,275	86
Federal Agricultural Mortgage Corp, Cl C	19,969	1,631
FGL Holdings	28,009	223
Financial Institutions Inc	4,170	126
First Busey Corp	13,020	329
First Business Financial Services Inc	2,620	63
First Commonwealth Financial Corp	210,086	2,790
First Community Bankshares Inc	24,274	786
First Foundation Inc	9,236	141
First Guaranty Bancshares Inc	1,839	41
First Internet Bancorp	3,784	81
First Merchants Corp	22,724	855
First Northwest Bancorp	3,125	54
Flagstar Bancorp Inc	29,785	1,112
Flushing Financial Corp	42,817	865
FNB Corp/PA	279,228	3,219
Fulton Financial Corp	67,239	1,088
GAMCO Investors Inc, Cl A	6,438	126
Genworth Financial Inc, Cl A *	83,169	366
Great Southern Bancorp Inc	7,596	433
Great Western Bancorp Inc	52,279	1,725
Green Dot Corp, Cl A *	31,903	806

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hancock Whitney Corp, Cl A	33,956	$1,300
Hanmi Financial Corp	23,531	442
Hercules Capital Inc, Cl A	23,378	313
Hilltop Holdings Inc	18,024	431
HomeStreet Inc *	10,387	284
Hope Bancorp Inc	75,051	1,076
IBERIABANK Corp	9,791	740
Invesco Mortgage Capital Inc ‡	21,464	329
Ladder Capital Corp, Cl A ‡	35,219	608
Legg Mason Inc	29,191	1,115
Luther Burbank Corp	6,201	70
Marlin Business Services Corp	2,782	70
Merchants Bancorp/IN	4,006	66
Meta Financial Group Inc	7,090	231
Metropolitan Bank Holding Corp *	2,022	79
MFA Financial Inc ‡	77,184	568
MGIC Investment Corp	80,616	1,014
National General Holdings Corp	95,301	2,194
Navient Corp	43,073	551
Nelnet Inc, Cl A	15,510	986
New Mountain Finance Corp	24,562	335
OFG Bancorp	78,805	1,726
Old National Bancorp/IN, Cl A	42,411	730
OP Bancorp	6,884	67
Oppenheimer Holdings Inc, Cl A	5,242	158
Orrstown Financial Services Inc	2,452	54
PacWest Bancorp	88,073	3,201
PCB Bancorp	4,055	67
PennantPark Investment Corp	67,201	421
PennyMac Mortgage Investment Trust ‡	30,388	675
Peoples Bancorp Inc/OH	17,062	543
Popular Inc	19,991	1,081
Radian Group Inc	56,151	1,282
Republic Bancorp Inc/KY, Cl A	28,345	1,232
Southern National Bancorp of Virginia Inc	4,737	73
Starwood Property Trust Inc ‡	110,832	2,684
TCF Financial Corp	33,901	1,291
Third Point Reinsurance Ltd *	5,822	58
TriState Capital Holdings Inc *	6,717	141
Two Harbors Investment Corp ‡	28,799	378
Umpqua Holdings Corp	141,724	2,333
United Bankshares Inc/WV	16,090	609
Universal Insurance Holdings Inc	10,297	309
Waddell & Reed Financial Inc, Cl A (A)	20,201	347
Walker & Dunlop Inc	15,816	885
Western Asset Mortgage Capital Corp ‡	6,123	59
World Acceptance Corp *	2,183	278

		79,238

Health Care — 4.7%
Allscripts Healthcare Solutions Inc *	7,867	86
Anika Therapeutics Inc *	3,286	180

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arena Pharmaceuticals Inc *	10,830	$496
Collegium Pharmaceutical Inc *	8,093	93
Eagle Pharmaceuticals Inc/DE *	13,253	750
Genomic Health Inc *	5,156	350
Haemonetics Corp *	1,757	222
Innoviva Inc *	81,838	863
Integer Holdings Corp *	693	52
Lannett Co Inc *(A)	29,770	333
Ligand Pharmaceuticals Inc *(A)	25,974	2,585
Luminex Corp	2,886	60
Magellan Health Inc	34,660	2,152
Mallinckrodt PLC *(A)	32,235	78
MEDNAX Inc *	11,857	268
Medpace Holdings Inc *	1,996	168
NextGen Healthcare Inc *	3,229	51
Orthofix Medical Inc *	1,163	62
Owens & Minor Inc	26,801	156
Patterson Cos Inc	24,819	442
PDL BioPharma Inc *	73,978	160
Quidel Corp *	3,251	199
Select Medical Holdings Corp *	27,524	456
SIGA Technologies Inc *	14,818	76
Syneos Health Inc, Cl A *	55,929	2,976
Tivity Health Inc *	101,682	1,691
Vanda Pharmaceuticals Inc *	4,925	65

		15,070

Industrials — 15.3%
ACCO Brands Corp	172,029	1,698
AECOM *	46,612	1,751
Aircastle Ltd	29,554	663
Apogee Enterprises Inc	51,013	1,989
ArcBest Corp	19,084	581
ASGN Inc *	4,563	287
Astec Industries Inc	18,039	561
Atkore International Group Inc *	30,998	941
Atlas Air Worldwide Holdings Inc *	74,188	1,872
Barrett Business Services Inc	1,599	142
BMC Stock Holdings Inc *	16,453	431
Briggs & Stratton Corp	27,732	168
Builders FirstSource Inc *	34,244	705
Colfax Corp *	93,183	2,708
Columbus McKinnon Corp/NY	2,104	77
Commercial Vehicle Group Inc *	8,890	64
Costamare Inc	14,218	86
Deluxe Corp	16,284	801
EMCOR Group Inc	2,175	187
EnPro Industries Inc	5,014	344
Genesee & Wyoming Inc, Cl A *	17,655	1,951
Great Lakes Dredge & Dock Corp *	5,340	56
Greenbrier Cos Inc/The	20,871	629
Hawaiian Holdings Inc	28,745	755

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Heidrick & Struggles International Inc	2,286	$62
Herman Miller Inc	22,142	1,021
Hurco Cos Inc	1,815	58
IAA Inc *	72,474	3,024
JetBlue Airways Corp *	114,645	1,920
Kaman Corp, Cl A	19,799	1,177
KAR Auction Services Inc	104,542	2,566
Kelly Services Inc, Cl A	17,043	413
Knoll Inc, Cl B	33,450	848
LB Foster Co, Cl A *	13,281	288
LSC Communications Inc	4,744	7
Lydall Inc *	29,057	724
Matson Inc	15,750	591
Meritor Inc *	58,363	1,080
Miller Industries Inc/TN	2,407	80
Moog Inc, Cl A	5,121	415
Navigant Consulting Inc	6,106	171
Park-Ohio Holdings Corp	11,377	340
Preformed Line Products Co	701	38
Regal Beloit Corp	13,359	973
Resideo Technologies Inc *	46,744	671
REV Group Inc	96,865	1,107
RR Donnelley & Sons Co	28,142	106
Ryder System Inc	7,677	397
SkyWest Inc	26,707	1,533
Steelcase Inc, Cl A	51,819	953
Sterling Construction Co Inc *	9,282	122
Teledyne Technologies Inc *	10,498	3,380
Terex Corp	35,532	923
Timken Co/The	16,028	697
Trinity Industries Inc	70,757	1,392
Triton International Ltd/Bermuda	26,413	894
TrueBlue Inc *	12,803	270
Universal Forest Products Inc	3,633	145
Vectrus Inc *	4,776	194
Wabash National Corp	71,198	1,033
WESCO International Inc *	1,282	61

		49,121

Information Technology — 10.6%
ACI Worldwide Inc *	146,259	4,582
Amkor Technology Inc *	113,428	1,032
Avaya Holdings Corp *	20,131	206
AVX Corp	14,795	225
Belden Inc	14,637	781
Benchmark Electronics Inc	38,201	1,110
Ciena Corp *	1,272	50
Cirrus Logic Inc *	14,308	767
CommVault Systems Inc *	8,430	377
Comtech Telecommunications Corp	7,500	244
CSG Systems International Inc	21,464	1,109
Diodes Inc *	20,420	820

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Extreme Networks Inc *	21,380	$155
Ichor Holdings Ltd *	17,344	419
Insight Enterprises Inc *	35,214	1,961
InterDigital Inc	4,075	214
Itron Inc *	14,865	1,099
j2 Global Inc	22,880	2,078
Jabil Inc	34,209	1,224
Kulicke & Soffa Industries Inc	42,870	1,007
Methode Electronics Inc	24,957	839
Nanometrics Inc *	5,310	173
NCR Corp *	43,754	1,381
NetScout Systems Inc *	2,325	54
NIC Inc	2,798	58
PC Connection Inc	2,546	99
Photronics Inc *	17,717	193
Progress Software Corp	10,601	403
Sanmina Corp *	46,952	1,508
ScanSource Inc *	16,761	512
Silicon Motion Technology Corp ADR	45,454	1,607
SMART Global Holdings Inc *	4,868	124
Super Micro Computer Inc *	118,869	2,282
Sykes Enterprises Inc *	35,325	1,082
SYNNEX Corp	9,825	1,109
Tech Data Corp *	22,482	2,343
TTM Technologies Inc *	40,206	490
Unisys Corp *	13,423	100
Verint Systems Inc *	1,090	47
Vishay Intertechnology Inc	5,090	86
Xperi Corp	2,908	60

		34,010

Materials — 7.8%
Ashland Global Holdings Inc	21,098	1,626
Axalta Coating Systems Ltd *	38,227	1,153
B2Gold Corp *	36,260	117
Boise Cascade Co	9,021	294
Cabot Corp	21,161	959
Century Aluminum Co *	48,411	321
Chemours Co/The	23,083	345
Cleveland-Cliffs Inc (A)	75,412	544
Commercial Metals Co, Cl A	117,032	2,034
Domtar Corp	11,722	420
Ferroglobe Representation *	53,302	—
FMC Corp	59,552	5,221
FutureFuel Corp	7,434	89
Greif Inc, Cl A	13,671	518
Huntsman Corp	30,861	718
Kraton Corp *	23,388	755
Kronos Worldwide Inc	33,380	413
Livent Corp *	164,336	1,099
Louisiana-Pacific Corp	10,647	262
Mercer International Inc	38,892	488

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Owens-Illinois Inc	151,161	$1,552
Rayonier Advanced Materials Inc	65,114	282
Schnitzer Steel Industries Inc, Cl A	20,055	414
Schweitzer-Mauduit International Inc	7,023	263
Silgan Holdings Inc	95,523	2,869
Stepan Co	666	65
Trinseo SA	22,938	985
United States Steel Corp (A)	82,398	952
Warrior Met Coal Inc	11,604	226

		24,984

Real Estate — 9.4%
Altisource Portfolio Solutions SA *‡	7,789	157
Ashford Hospitality Trust Inc ‡	92,871	307
Braemar Hotels & Resorts Inc ‡	36,770	345
CBL & Associates Properties Inc ‡(A)	71,923	93
Chatham Lodging Trust ‡	34,806	632
CoreCivic Inc ‡	19,879	344
CorEnergy Infrastructure Trust Inc ‡	5,339	252
DiamondRock Hospitality Co ‡	94,934	973
Franklin Street Properties Corp ‡	79,002	668
Gaming and Leisure Properties Inc ‡	95,071	3,636
Hersha Hospitality Trust, Cl A ‡	51,627	768
Howard Hughes Corp/The *‡	15,710	2,036
Industrial Logistics Properties Trust ‡	29,709	631
Invitation Homes Inc ‡	56,020	1,659
Kite Realty Group Trust	55,735	900
Lexington Realty Trust, Cl B ‡	90,238	925
Medical Properties Trust Inc ‡	238,795	4,671
Newmark Group Inc, Cl A ‡	84,098	762
Office Properties Income Trust ‡	23,849	731
Outfront Media Inc ‡	29,001	806
Park Hotels & Resorts Inc ‡	8,692	217
Pebblebrook Hotel Trust ‡	20,427	568
Piedmont Office Realty Trust Inc, Cl A ‡	35,069	732
PotlatchDeltic Corp ‡	16,989	698
Retail Value Inc ‡	3,479	129
RLJ Lodging Trust ‡	40,633	690
RMR Group Inc/The, Cl A ‡	10,095	459
Sabra Health Care Inc ‡	38,467	883
Senior Housing Properties Trust ‡	54,548	505
Service Properties Trust	28,216	728
SITE Centers Corp ‡	44,910	679
Summit Hotel Properties Inc ‡	48,667	565
Washington Prime Group Inc ‡(A)	161,678	669
Xenia Hotels & Resorts Inc ‡	55,117	1,164

		29,982

Utilities — 2.7%
National Fuel Gas Co	63,969	3,002
NorthWestern Corp	37,046	2,780

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Portland General Electric Co	53,589	$3,021

		8,803

Total Common Stock (Cost $281,933) ($ Thousands)		304,119

AFFILIATED PARTNERSHIP — 2.6%
SEI Liquidity Fund, L.P.
2.010% **†(C)	8,494,423	8,496

Total Affiliated Partnership (Cost $8,494) ($ Thousands)		8,496

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 5.0%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	16,059,356	$16,059

Total Cash Equivalent (Cost $16,059) ($ Thousands)		16,059

Total Investments in Securities — 102.5% (Cost $306,486) ($ Thousands)		$328,674

A list of the open futures contracts held at September 30, 2019 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Russell 2000 Index E-MINI	62	Dec-2019	$4,840	$4,728	$(112)

Percentages are based on Net Assets of $320,618 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (See Note 10). The total market value of securities on loan at September 30, 2019 was $8,319 ($ Thousands).

(B)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $2,009 ($ Thousands), or 0.6% of the net assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (See Note 10). The total market value of such securities as of September 30, 2019 was $8,496 ($ Thousands).

ADR	— American Depositary Receipt

Cl	— Class

L.P.	— Limited Partnership

PLC	— Public Limited Company

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3(1) ($)	Total ($)
Common Stock	304,119	—	—	304,119
Affiliated Partnership	—	8,496	—	8,496
Cash Equivalent	16,059	—	—	16,059

Total Investments in Securities	320,178	8,496	—	328,674

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(112)	—	—	(112)

Total Other Financial Instruments	(112)	—	—	(112)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Value Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$57,595	$56,274	$(105,402)	$23	$6	$8,496	8,494,423	$152	$—
SEI Daily Income Trust, Government Fund, Cl F	10,473	76,236	(70,650)	—	—	16,059	16,059,356	229	—

Totals	$68,068	$132,510	$(176,052)	$23	$6	$24,555	24,553,779	$381	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.5%

Communication Services — 3.0%
Bandwidth Inc, Cl A *	3,505	$228
Boingo Wireless Inc *	88,270	980
Cardlytics Inc *(A)	12,502	419
Cargurus Inc, Cl A *	20,492	634
Cinemark Holdings Inc	38,183	1,475
Eventbrite Inc, Cl A *	26,575	471
EverQuote Inc, Cl A *	20,289	433
Glu Mobile Inc *	17,128	86
Marcus Corp/The	15,084	558
National CineMedia Inc	105,263	863
Rosetta Stone Inc *	32,265	562
Sinclair Broadcast Group Inc, Cl A	6,158	263
TechTarget Inc *	27,362	616
Vonage Holdings Corp *	186,606	2,109

		9,697

Consumer Discretionary — 13.3%
Aaron’s Inc	7,220	464
Asbury Automotive Group Inc *	7,032	720
Bloomin’ Brands Inc	29,390	556
Bright Horizons Family Solutions Inc *	1,843	281
Brinker International Inc (A)	16,511	704
Career Education Corp *	9,993	159
Carter’s Inc	14,743	1,345
Chegg Inc *	13,877	416
Churchill Downs Inc	4,569	564
Chuy’s Holdings Inc *	29,557	732
Clarus Corp	50,969	598
Conn’s Inc *(A)	65,198	1,621
Cooper-Standard Holdings Inc *	13,396	548
Core-Mark Holding Co Inc, Cl A	1,015	33
Crocs Inc *	12,862	357
Deckers Outdoor Corp *	2,807	414
Denny’s Corp, Cl A *	18,989	432
Eldorado Resorts Inc *(A)	49,231	1,963
Etsy Inc *	3,782	214
Everi Holdings Inc *	14,441	122
Fox Factory Holding Corp *	10,927	680
frontdoor Inc *	9,505	462
Funko Inc, Cl A *(A)	40,457	832
Genesco Inc *	12,986	520
Grand Canyon Education Inc *	12,318	1,210
Group 1 Automotive Inc	7,456	688
Haverty Furniture Cos Inc	4,136	84
Helen of Troy Ltd *	5,292	834
Hibbett Sports Inc *	24,868	569
Installed Building Products Inc *	10,305	591
Jack in the Box Inc	27,492	2,505
K12 Inc *	8,069	213
KB Home	8,953	304
Laureate Education Inc, Cl A *	18,515	307

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LGI Homes Inc *(A)	4,300	$358
Lithia Motors Inc, Cl A	2,720	360
Malibu Boats Inc, Cl A *	13,277	407
Marine Products Corp	1,832	26
MDC Holdings Inc	10,536	454
Meritage Homes Corp *	12,942	910
Planet Fitness Inc, Cl A *	7,046	408
Playa Hotels & Resorts NV *	109,186	855
PlayAGS Inc *	235,181	2,418
Rent-A-Center Inc/TX	43,814	1,130
RH *	6,770	1,156
Rocky Brands Inc	1,588	53
Rubicon Project Inc/The *	38,979	339
Sally Beauty Holdings Inc *(A)	163,372	2,433
SeaWorld Entertainment Inc *	20,363	536
ServiceMaster Global Holdings Inc *	4,680	262
Shake Shack Inc, Cl A *	4,728	464
Shutterstock Inc *	33,004	1,192
Skechers U.S.A. Inc, Cl A *	69,140	2,582
Skyline Champion Corp *	2,132	64
Sleep Number Corp *	2,141	88
Sonic Automotive Inc, Cl A	10,922	343
Sonos Inc *(A)	25,940	348
Strategic Education Inc	3,099	421
Taylor Morrison Home Corp, Cl A *	34,080	884
Vera Bradley Inc *	6,192	63
Wendy’s Co/The	20,023	400
Wingstop Inc, Cl A	6,291	549
Wolverine World Wide Inc	29,698	839
WW International Inc *	9,307	352
YETI Holdings Inc *(A)	13,498	378
Zumiez Inc *	22,615	716

		43,830

Consumer Staples — 1.4%
BJ’s Wholesale Club Holdings Inc *	22,359	578
Boston Beer Co Inc/The, Cl A *	2,612	951
Casey’s General Stores Inc	2,997	483
Grocery Outlet Holding Corp *	7,215	250
J&J Snack Foods Corp	2,395	460
Medifast Inc	4,577	474
Simply Good Foods Co/The *	42,829	1,242
Village Super Market Inc, Cl A	3,025	80

		4,518

Energy — 1.1%
Archrock Inc	66,110	659
DHT Holdings Inc	87,153	536
Dril-Quip Inc *	9,444	474
Evolution Petroleum Corp	64,838	379
Frontline Ltd/Bermuda *	58,853	535
Helix Energy Solutions Group Inc *	27,038	218

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Liberty Oilfield Services Inc, Cl A (A)	38,127	$413
NCS Multistage Holdings Inc *	100,584	201
RigNet Inc, Cl A *	32,892	255
W&T Offshore Inc *	19,863	87

		3,757

Financials — 8.5%
Apollo Global Management Inc, Cl A	8,174	309
Artisan Partners Asset Management Inc, Cl A	31,500	890
Bank of Marin Bancorp	1,462	61
Banner Corp	7,467	419
Bridge Bancorp Inc	5,980	177
Bridgewater Bancshares Inc *	1,926	23
Brightsphere Investment Group Inc	14,093	140
Cambridge Bancorp	46	3
Capstar Financial Holdings Inc	4,146	69
Capstead Mortgage Corp ‡	69,285	509
CBTX Inc	4,016	112
Central Pacific Financial Corp	5,023	143
Century Bancorp Inc/MA, Cl A	750	66
Coastal Financial Corp/WA *	4,281	65
eHealth Inc *	9,118	609
Encore Capital Group Inc *(A)	1,934	64
Enova International Inc *	29,786	618
Essent Group Ltd	16,618	792
Federated Investors Inc, Cl B	19,963	647
FGL Holdings	11,085	88
First BanCorp/Puerto Rico	96,767	966
First Commonwealth Financial Corp	43,071	572
First Financial Bankshares Inc, Cl A	17,600	587
First Northwest Bancorp	3,953	68
Fulton Financial Corp	25,237	408
Goosehead Insurance Inc, Cl A *(A)	11,493	567
Great Southern Bancorp Inc	1,470	84
GS Acquisition Holdings Corp *(B)	115,986	1,235
Hallmark Financial Services Inc *	2,782	53
Hamilton Lane Inc, Cl A	6,353	362
Hancock Whitney Corp, Cl A	10,832	415
Health Insurance Innovations Inc, Cl A *(A)	18,639	465
Hilltop Holdings Inc	27,884	666
Home BancShares Inc/AR	48,363	909
Independent Bank Corp	5,706	426
Independent Bank Corp/MI	3,787	81
Invesco Mortgage Capital Inc ‡	36,199	554
James River Group Holdings Ltd	18,773	962
Kinsale Capital Group Inc	3,842	397
LegacyTexas Financial Group Inc	5,532	241
Luther Burbank Corp	13,777	156
Mercantile Bank Corp	2,697	88
Metropolitan Bank Holding Corp *	1,564	61
MGIC Investment Corp	57,167	719
Mr Cooper Group Inc *	62,158	660

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MVB Financial Corp	3,755	$74
National General Holdings Corp	5,475	126
NMI Holdings Inc, Cl A *	23,791	625
OFG Bancorp	37,087	812
One Madison Corp *	—	—
OneMain Holdings Inc, Cl A	10,200	374
Parke Bancorp Inc	2,638	59
PennantPark Investment Corp	102,844	645
PennyMac Financial Services Inc *	36,790	1,118
PennyMac Mortgage Investment Trust ‡	6,777	151
Primerica Inc	584	74
Radian Group Inc	34,245	782
Simmons First National Corp, Cl A	22,400	558
Southern National Bancorp of Virginia Inc	6,043	93
Stock Yards Bancorp Inc	2,203	81
TPG Pace Holdings Corp *	—	—
TPG Pace Holdings Corp, Cl A *	96,500	992
TriState Capital Holdings Inc *	5,946	125
Value Creation *(B)(C)(D)(G)	145,600	58
Virtus Investment Partners Inc	4,319	478
Waddell & Reed Financial Inc, Cl A (A)	12,020	206
Walker & Dunlop Inc	8,048	450
Washington Federal Inc	17,200	636
Wintrust Financial Corp	16,801	1,086
WisdomTree Investments Inc	131,336	686
World Acceptance Corp *	413	53

		27,848

Health Care — 22.6%
10X Genomics Inc, Cl A *	16,046	809
ACADIA Pharmaceuticals Inc *(A)	30,907	1,112
Accelerate Diagnostics Inc *(A)	33,487	622
Adaptive Biotechnologies Corp *(A)	12,903	399
Addus HomeCare Corp *	11,873	941
Albireo Pharma Inc *	18,317	366
Allakos Inc *	6,739	530
Amedisys Inc *	6,993	916
AMN Healthcare Services Inc *	12,590	725
Anika Therapeutics Inc *	16,678	915
Argenx SE ADR *	4,837	551
ArQule Inc *	40,988	294
Arrowhead Pharmaceuticals Inc *(A)	19,097	538
Atreca Inc, Cl A *	9,612	118
Axogen Inc *	45,538	568
Axonics Modulation Technologies Inc *(A)	8,485	228
Axsome Therapeutics Inc *(A)	19,111	387
BioDelivery Sciences International Inc *	14,913	63
BioSpecifics Technologies Corp *	8,228	440
BioTelemetry Inc *	30,973	1,262
Cara Therapeutics Inc *(A)	17,202	314
Cardiovascular Systems Inc *	73,568	3,496
CareDx Inc *	21,402	484

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Castle Biosciences Inc *	10,715	$194
Chemed Corp	2,381	994
Coherus Biosciences Inc *	34,479	699
CONMED Corp	14,068	1,353
CorVel Corp *	3,896	295
CryoLife Inc *	25,308	687
CryoPort Inc *	16,970	278
Cutera Inc *	13,599	397
DBV Technologies SA ADR *	67,520	581
Deciphera Pharmaceuticals Inc *	21,930	744
Dova Pharmaceuticals Inc *	14,686	410
Eagle Pharmaceuticals Inc/DE *	4,517	255
Endologix Inc *	65,347	259
Enzo Biochem Inc *	28,853	104
FibroGen Inc *	14,715	544
G1 Therapeutics Inc *	11,572	264
Genomic Health Inc *	7,883	535
Glaukos Corp *	11,880	743
Haemonetics Corp *	5,600	706
Halozyme Therapeutics Inc *	57,691	895
HealthEquity Inc *	15,675	896
Heron Therapeutics Inc *(A)	39,963	739
HMS Holdings Corp *	32,136	1,108
Immunomedics Inc *(A)	49,979	663
Inovalon Holdings Inc, Cl A *(A)	29,710	487
Insmed Inc *	36,726	648
Inspire Medical Systems Inc *	5,830	356
Insulet Corp *	4,888	806
Integer Holdings Corp *	10,878	822
Iovance Biotherapeutics Inc *	23,192	422
iRadimed Corp *	3,267	69
Ironwood Pharmaceuticals Inc, Cl A *	14,497	124
Joint Corp/The *(A)	3,820	71
Kiniksa Pharmaceuticals Ltd, Cl A *	50,149	427
Kodiak Sciences Inc *	49,346	710
Krystal Biotech Inc *	10,564	367
Lannett Co Inc *	5,603	63
Lantheus Holdings Inc *	2,411	60
LHC Group Inc *	4,392	499
Ligand Pharmaceuticals Inc *(A)	20,295	2,020
Liquidia Technologies Inc *	59,438	212
MacroGenics Inc *	39,975	510
MannKind Corp *(A)	59,977	75
Masimo Corp *	5,706	849
Medicines Co/The *(A)	9,260	463
Medidata Solutions Inc *	13,249	1,212
Medpace Holdings Inc *	19,520	1,640
MeiraGTx Holdings plc *	2,790	44
Meridian Bioscience Inc *	26,918	255
Merit Medical Systems Inc *	63,431	1,932
Mersana Therapeutics Inc *	50,440	80
Mirati Therapeutics Inc *	3,749	292

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NanoString Technologies Inc *	4,809	$104
Natera Inc *	18,062	592
NeoGenomics Inc *	112,182	2,145
Nevro Corp *	6,198	533
NextGen Healthcare Inc *	14,427	226
Novocure Ltd *	7,932	593
Omnicell Inc *	28,942	2,092
Orchard Therapeutics plc ADR *(A)	35,537	422
Pacific Biosciences of California Inc *	144,243	744
Pacira BioSciences Inc *	4,200	160
PDL BioPharma Inc *	65,540	142
Precision BioSciences Inc *(A)	29,329	246
Prestige Consumer Healthcare Inc, Cl A *	40,795	1,415
Puma Biotechnology Inc *	8,537	92
Quidel Corp *	13,525	830
R1 RCM Inc *	215,633	1,926
Ra Pharmaceuticals Inc *	15,036	356
Recro Pharma Inc *	9,680	107
Repligen Corp *	18,375	1,409
Revance Therapeutics Inc *(A)	42,678	555
Rhythm Pharmaceuticals Inc *(A)	25,244	545
Rigel Pharmaceuticals Inc *	67,920	127
SeaSpine Holdings Corp *	80,729	986
Silk Road Medical Inc *(A)	7,287	237
Spero Therapeutics Inc *	2,700	29
SpringWorks Therapeutics Inc *	40,514	878
Syneos Health Inc, Cl A *	26,565	1,413
Tactile Systems Technology Inc *	1,341	57
Tandem Diabetes Care Inc *	13,730	810
TCR2 Therapeutics Inc *(A)	32,720	492
Theravance Biopharma Inc *(A)	23,027	449
Turning Point Therapeutics Inc *	8,849	333
US Physical Therapy Inc	5,785	755
Vanda Pharmaceuticals Inc *	51,620	685
Veracyte Inc *	54,595	1,310
Vericel Corp *	52,843	800
Viking Therapeutics Inc *(A)	83,553	575
Vocera Communications Inc *	29,470	726
Voyager Therapeutics Inc *	30,831	531
WaVe Life Sciences Ltd *	22,082	453
Xencor Inc *	23,347	787
Xeris Pharmaceuticals Inc *(A)	52,457	516

		74,119

Industrials — 21.0%
ABM Industries Inc	41,122	1,494
ACCO Brands Corp	43,603	430
Aerojet Rocketdyne Holdings Inc *	20,818	1,052
AeroVironment Inc *	7,058	378
Albany International Corp, Cl A	4,472	403
Apogee Enterprises Inc	19,578	763
Arcosa Inc	14,233	487

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Armstrong World Industries Inc	3,250	$314
ASGN Inc *	15,683	986
Atkore International Group Inc *	39,736	1,206
AZZ Inc	9,045	394
BMC Stock Holdings Inc *	22,261	583
Brady Corp, Cl A	8,409	446
BrightView Holdings Inc *	67,549	1,158
Brink’s Co/The	21,086	1,749
Casella Waste Systems Inc, Cl A *	9,828	422
Chart Industries Inc *	6,638	414
Cimpress NV *	9,763	1,287
Clean Harbors Inc *	35,924	2,773
Commercial Vehicle Group Inc *	5,238	38
Construction Partners Inc, Cl A *	58,136	906
CSW Industrials Inc	972	67
Dycom Industries Inc *	13,056	667
EMCOR Group Inc	11,363	979
Encore Wire Corp	788	44
Ennis Inc	6,156	124
Exponent Inc	8,042	562
Federal Signal Corp	36,836	1,206
Forrester Research Inc *	21,270	684
Fortress Transportation & Infrastructure Investors LLC (E)	115,430	1,749
Forward Air Corp	15,037	958
FTI Consulting Inc *	15,700	1,664
GATX Corp	7,563	586
Generac Holdings Inc *	15,817	1,239
Graham Corp, Cl A	25,399	504
Great Lakes Dredge & Dock Corp *	18,424	193
Heartland Express Inc	57,826	1,244
Heritage-Crystal Clean Inc *	93,356	2,474
Herman Miller Inc	18,320	844
Hertz Global Holdings Inc *	31,832	441
Hexcel Corp, Cl A	5,591	459
Hillenbrand Inc	3,847	119
Hudson Technologies Inc *(A)	190,352	135
Huron Consulting Group Inc *	5,146	316
ICF International Inc, Cl A	34,109	2,881
InnerWorkings Inc *	405,266	1,795
John Bean Technologies Corp, Cl A	20,741	2,062
Kennametal Inc	38,429	1,181
Kforce Inc	3,328	126
Kimball International Inc, Cl B	3,900	75
Kirby Corp *	18,035	1,482
Lawson Products Inc/DE *	1,248	48
MasTec Inc *	60,194	3,908
Matson Inc	41,952	1,574
McGrath RentCorp	9,855	686
Mercury Systems Inc *	5,451	442
Meritor Inc *	35,126	650
MSC Industrial Direct Co Inc, Cl A	17,390	1,261

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NOW Inc *	5,745	$66
Proto Labs Inc *	4,311	440
Ritchie Bros Auctioneers Inc	37,343	1,490
Rush Enterprises Inc, Cl A	18,410	710
Saia Inc *	19,069	1,787
SkyWest Inc	13,308	764
SP Plus Corp *	38,264	1,416
Steelcase Inc, Cl A	13,240	244
Tennant Co	24,233	1,713
Tetra Tech Inc	13,846	1,201
Titan Machinery Inc *	404	6
TriNet Group Inc *	24,256	1,509
TrueBlue Inc *	80,416	1,697
Wabash National Corp	35,315	512
Watts Water Technologies Inc, Cl A	7,047	661
WillScot Corp, Cl A *	110,825	1,727

		69,055

Information Technology — 20.0%
2U Inc *(A)	46,252	753
3D Systems Corp *(A)	66,364	541
Acacia Communications Inc *	5,991	392
Actua Corp *(B)(C)(G)	105,055	29
Agilysys Inc *	11,337	290
Alteryx Inc, Cl A *	2,293	246
Ambarella Inc *	7,195	452
American Software Inc/GA, Cl A	48,075	722
Anaplan Inc *	5,534	260
Anixter International Inc *	10,931	756
Appian Corp, Cl A *(A)	7,243	344
Asure Software Inc *(A)	79,396	533
Avalara Inc *	5,139	346
Benefitfocus Inc *(A)	38,758	923
Box Inc, Cl A *	66,520	1,102
Cabot Microelectronics Corp	3,298	466
CACI International Inc, Cl A *	5,946	1,375
CalAmp Corp *	51,477	593
Carbonite Inc *	96,369	1,493
Cardtronics PLC *	16,075	486
ChannelAdvisor Corp *	44,548	416
Ciena Corp *	10,185	400
Cirrus Logic Inc *	9,943	533
Cornerstone OnDemand Inc *	41,826	2,293
Coupa Software Inc *	2,297	298
CSG Systems International Inc	12,619	652
CTS Corp	22,295	721
Digital Turbine Inc *(A)	94,539	609
Diodes Inc *	5,672	228
Domo Inc, Cl B *	27,173	434
Echo Global Logistics Inc *	28,959	656
Enphase Energy Inc *	22,844	508
Entegris Inc	6,703	315

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ePlus Inc *	5,065	$385
Everbridge Inc *	18,344	1,132
EVERTEC Inc	35,810	1,118
Fabrinet *	6,730	352
FireEye Inc *	183,380	2,446
Five9 Inc *	41,837	2,248
Genpact Ltd	16,018	621
Harmonic Inc, Cl A *	48,690	320
II-VI Inc *	32,970	1,161
Impinj Inc *	2,598	80
Inphi Corp *	8,425	514
Itron Inc *	15,810	1,169
Jabil Inc	8,964	321
KBR Inc	23,820	585
Knowles Corp *	15,618	318
Lattice Semiconductor Corp *	77,840	1,423
Limelight Networks Inc *	287,682	872
LivePerson Inc *	31,142	1,112
LogMeIn Inc	39,798	2,824
Manhattan Associates Inc *	8,000	645
MAXIMUS Inc	21,711	1,677
Medallia Inc *(A)	1,848	51
MobileIron Inc *	62,845	411
Model N Inc *	49,409	1,372
Nanometrics Inc *	4,193	137
Napco Security Technologies Inc *	15,057	384
NETGEAR Inc *	12,244	395
NIC Inc	33,600	694
OSI Systems Inc *	8,630	876
Paylocity Holding Corp *	2,746	268
Perficient Inc *	80,287	3,097
Photronics Inc *	7,124	78
Ping Identity Holding Corp *	4,110	71
Power Integrations Inc	4,351	393
Presidio Inc	95,458	1,613
Progress Software Corp	14,283	544
Proofpoint Inc *	16,616	2,144
PROS Holdings Inc *	7,601	453
Q2 Holdings Inc *	5,208	411
QAD Inc, Cl A	14,665	677
Sanmina Corp *	16,959	545
Silicon Laboratories Inc *	4,757	530
SolarEdge Technologies Inc *	8,117	680
SPS Commerce Inc *	20,016	942
SunPower Corp, Cl A *(A)	37,864	415
SVMK Inc *	33,105	566
Switch Inc, Cl A	145,016	2,265
SYNNEX Corp	2,743	310
Tech Data Corp *	8,988	937
Telaria Inc *	31,948	221
Telenav Inc *	12,943	62
TTEC Holdings Inc	8,297	397

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tufin Software Technologies Ltd *(A)	21,719	$357
Unisys Corp *	6,419	48
Upland Software Inc *	11,207	391
Viavi Solutions Inc *	28,649	401
Vishay Precision Group Inc *	377	12
Workiva Inc, Cl A *	6,101	267
Xperi Corp	26,378	545
Zix Corp *	8,634	63
Zscaler Inc *	3,873	183

		65,694

Materials — 1.1%
Commercial Metals Co, Cl A	25,251	439
Ingevity Corp *	5,373	456
Kaiser Aluminum Corp	5,444	539
Kraton Corp *	20,209	652
Materion Corp	9,813	602
Ranpak Holdings Corp *	91,909	557
Scotts Miracle-Gro Co/The, Cl A	3,323	338
Warrior Met Coal Inc	4,907	96

		3,679

Real Estate — 3.6%
Acadia Realty Trust ‡	14,780	422
Americold Realty Trust ‡	30,472	1,130
CareTrust REIT Inc ‡	26,268	617
Cushman & Wakefield PLC *‡(A)	8,567	159
EastGroup Properties Inc ‡	4,626	578
Essential Properties Realty Trust Inc ‡	22,699	520
First Industrial Realty Trust Inc ‡	10,653	421
Franklin Street Properties Corp ‡	13,601	115
Gladstone Commercial Corp ‡	6,500	153
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	30,060	876
Independence Realty Trust Inc ‡	22,693	325
Innovative Industrial Properties Inc, Cl A ‡(A)	5,007	463
Jernigan Capital Inc ‡	31,508	607
Medical Properties Trust Inc ‡	71,424	1,397
National Storage Affiliates Trust ‡	12,219	408
NexPoint Residential Trust Inc ‡	7,890	369
PS Business Parks Inc ‡	2,788	507
Rexford Industrial Realty Inc ‡	13,070	575
Ryman Hospitality Properties Inc ‡	6,307	516
STAG Industrial Inc ‡	7,514	222
Terreno Realty Corp ‡	18,790	960
Whitestone REIT, Cl B ‡	2,628	36
Xenia Hotels & Resorts Inc ‡	25,700	543

		11,919

Utilities — 0.9%
American States Water Co	5,245	471
Avista Corp	9,104	441

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chesapeake Utilities Corp	4,491	$428
NorthWestern Corp	6,572	493
ONE Gas Inc	4,612	443
Spire Inc	7,067	617

		2,893

Total Common Stock (Cost $296,215) ($ Thousands)		317,009

	Number of Warrants
WARRANT — 0.0%
Ranpak Holdings Corp, Expires 06/06/2024
Strike Price $12 *	52,636	39

Total Warrant (Cost $68) ($ Thousands)		39

	Shares
AFFILIATED PARTNERSHIP — 7.2%
SEI Liquidity Fund, L.P.
2.010% **†(F)	23,698,539	23,698

Total Affiliated Partnership (Cost $23,698) ($ Thousands)		23,698

CASH EQUIVALENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	11,045,819	11,046

Total Cash Equivalent (Cost $11,046) ($ Thousands)		11,046

Total Investments in Securities — 107.1% (Cost $331,027) ($ Thousands)		$351,792

Percentages are based on Net Assets of $328,562 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $23,082 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $1,322 ($ Thousands) and represented 0.4% of the Net Assets of the Fund (see Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	Securities considered restricted. The total market value of such securities as of September 30, 2019 was $58 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(E)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $1,749 ($ Thousands), or 0.5% of the net assets (see Note 2).
(F)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2019 was $23,698 ($ Thousands).

(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2019 was $87 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

ADR — American Depositary Receipt

CBT — Chicago Board of Trade

Cl — Class

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

PIK — Payment-in-Kind

PLC — Public Limited Company

REIT — Real Estate investment Trust

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	316,922	—	87	317,009
Warrant	—	39	—	39
Affiliated Partnership	—	23,698	—	23,698
Cash Equivalent	11,046	—	—	11,046

Total Investments in Securities	327,968	23,737	87	351,792

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(64)	—	—	(64)

Total Other Financial Instruments	(64)	—	—	(64)

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Small Cap Growth Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$25,165	$107,771	$(109,245)	$5	$2	$23,698	23,698,539	$209	$—
SEI Daily Income Trust, Government Fund, Cl F	17,517	94,958	(101,429)	—	—	$11,046	11,045,819	178	—

Totals	$42,682	$202,729	$(210,674)	$5	$2	$34,744	34,744,358	$387	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.9%

Communication Services — 2.7%
Boingo Wireless Inc *	55,450	$616
Cable One Inc (A)	1,150	1,443
Cinemark Holdings Inc	8,019	310
Cogent Communications Holdings Inc	12,431	685
Criteo SA ADR *	13,792	258
Electronic Arts Inc *	6,830	668
IAC/InterActiveCorp *	43,031	9,379
Interpublic Group of Cos Inc/The	32,406	699
Marcus Corp/The	9,198	340
National CineMedia Inc	82,336	675
Nexstar Media Group Inc, Cl A (A)	39,210	4,012
Shenandoah Telecommunications Co	7,119	226
Take-Two Interactive Software Inc, Cl A *	5,083	637
TEGNA Inc	58,719	912
Telephone & Data Systems Inc	14,635	378
United States Cellular Corp *	7,086	266
Vonage Holdings Corp *	100,101	1,131
World Wrestling Entertainment Inc, Cl A (A)	9,100	647

		23,282

Consumer Discretionary — 12.6%
1-800-Flowers.com Inc, Cl A *	42,193	624
Aaron’s Inc (A)	15,577	1,001
Advance Auto Parts Inc	10,274	1,699
America’s Car-Mart Inc/TX *	11,886	1,090
Aramark	12,000	523
Asbury Automotive Group Inc *	5,457	558
Big Lots Inc	2,100	51
Bloomin’ Brands Inc	136,490	2,584
Bright Horizons Family Solutions Inc *	16,432	2,506
Brinker International Inc (A)	36,526	1,559
Burlington Stores Inc *	10,030	2,004
Career Education Corp *	45,000	715
Carriage Services Inc	32,304	660
Cato Corp/The, Cl A	30,929	545
Cheesecake Factory Inc/The (A)	75,432	3,144
Chuy’s Holdings Inc *	28,594	708
Cooper Tire & Rubber Co	57,287	1,496
Core-Mark Holding Co Inc, Cl A	34,011	1,092
Dave & Buster’s Entertainment Inc	85,664	3,337
Deckers Outdoor Corp *	3,400	501
Denny’s Corp, Cl A *	29,756	677
Dillard’s Inc, Cl A (A)	2,522	167
Domino’s Pizza Inc	2,231	546
Dunkin’ Brands Group Inc	19,500	1,547
El Pollo Loco Holdings Inc *	104,799	1,149
Etsy Inc *	7,574	428
Expedia Group Inc	3,983	535
Extended Stay America Inc	50,171	734
Fiesta Restaurant Group Inc *	21,653	226
Five Below Inc *	7,055	890

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fox Factory Holding Corp *	11,019	$686
Graham Holdings Co, Cl B	1,200	796
Grand Canyon Education Inc *(A)	20,065	1,970
GrubHub Inc *(A)	23,204	1,304
H&R Block Inc	15,315	362
Hasbro Inc	7,072	839
Haverty Furniture Cos Inc	42,864	869
Helen of Troy Ltd *	4,558	719
Jack in the Box Inc	12,820	1,168
K12 Inc *	58,405	1,542
LCI Industries	24,809	2,279
Lear Corp	6,085	717
Lindblad Expeditions Holdings Inc *	40,000	670
Lithia Motors Inc, Cl A	56,842	7,525
LKQ Corp *	68,240	2,146
M/I Homes Inc *	32,684	1,231
Meritage Homes Corp *	6,511	458
Modine Manufacturing Co *	579,177	6,585
Murphy USA Inc *	1,163	99
NVR Inc *	25	93
Ollie’s Bargain Outlet Holdings Inc *	19,518	1,145
Penske Automotive Group Inc, Cl A	9,286	439
Planet Fitness Inc, Cl A *	28,562	1,653
Polaris Inc	9,333	821
Pool Corp	24,064	4,854
Rent-A-Center Inc/TX (A)	74,852	1,930
Rubicon Project Inc/The *	143,539	1,250
Ruth’s Hospitality Group Inc	15,018	307
Six Flags Entertainment Corp	149,154	7,576
Skechers U.S.A. Inc, Cl A *	95,273	3,558
Skyline Champion Corp *	27,626	831
Standard Motor Products Inc	35,909	1,743
Strategic Education Inc	14,806	2,012
Sturm Ruger & Co Inc	2,721	114
Taylor Morrison Home Corp, Cl A *	61,598	1,598
Texas Roadhouse Inc, Cl A	17,057	896
Ulta Beauty Inc *	3,283	823
Urban Outfitters Inc *	124,232	3,490
Vail Resorts Inc	10,571	2,406
Wendy’s Co/The	255,433	5,104
Whirlpool Corp (A)	5,200	823
Williams-Sonoma Inc (A)	11,413	776

		109,503

Consumer Staples — 4.8%
Andersons Inc/The	44,141	990
B&G Foods Inc, Cl A (A)	101,579	1,921
Boston Beer Co Inc/The, Cl A *	2,433	886
Central Garden & Pet Co, Cl A *	15,496	430
Chefs’ Warehouse Inc/The *	20,954	845
Coca-Cola Consolidated Inc	2,500	760
Flowers Foods Inc	83,104	1,922

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fresh Del Monte Produce Inc	10,639	$363
Freshpet Inc *	40,259	2,004
Hain Celestial Group Inc/The *(A)	131,539	2,825
Hostess Brands Inc, Cl A *	455,006	6,363
Ingredion Inc	3,898	319
Inter Parfums Inc	4,338	303
J&J Snack Foods Corp	7,030	1,350
John B Sanfilippo & Son Inc	10,125	978
Kroger Co/The (A)	19,039	491
Lamb Weston Holdings Inc	34,188	2,486
Landec Corp *	27,833	303
Medifast Inc	10,782	1,117
Performance Food Group Co *	44,666	2,055
Pilgrim’s Pride Corp *	141,116	4,522
Post Holdings Inc *	2,519	267
Seaboard Corp	100	437
Spectrum Brands Holdings Inc (A)	73,758	3,888
Tootsie Roll Industries Inc (A)	25,993	965
TreeHouse Foods Inc *	24,098	1,336
Universal Corp/VA	8,494	466
US Foods Holding Corp *	15,000	616
USANA Health Sciences Inc *	4,731	324

		41,532

Energy — 1.4%
Arch Coal Inc (A)	5,232	388
Diamondback Energy Inc, Cl A	5,222	470
Frontline Ltd/Bermuda *	125,171	1,139
Gulfport Energy Corp *	615,259	1,667
Marathon Petroleum Corp	23,446	1,424
Par Pacific Holdings Inc *	18,578	425
Parsley Energy Inc, Cl A	97,157	1,632
Pioneer Natural Resources Co	2,474	311
Rattler Midstream LP *	150,723	2,686
REX American Resources Corp *	5,615	429
World Fuel Services Corp	39,675	1,585

		12,156

Financials — 18.2%
1st Source Corp	6,770	310
Affiliated Managers Group Inc	27,831	2,320
AG Mortgage Investment Trust Inc ‡	34,203	518
Alleghany Corp *	1,200	957
Allstate Corp/The	7,797	847
American Equity Investment Life Holding Co	291,562	7,056
American Financial Group Inc/OH	13,674	1,475
Ameriprise Financial Inc	4,701	692
AMERISAFE Inc	11,659	771
Anworth Mortgage Asset Corp ‡	138,875	458
Arch Capital Group Ltd *	10,008	420
Ares Commercial Real Estate Corp ‡	52,830	805
Argo Group International Holdings Ltd	6,242	438

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Assured Guaranty Ltd	13,356	$594
Axis Capital Holdings Ltd	13,323	889
Axos Financial Inc *	44,247	1,223
BancFirst Corp	13,798	765
Banco Latinoamericano de Comercio Exterior SA, Cl E	23,424	467
Bancorp Inc/The *	173,438	1,717
Bank of Marin Bancorp	13,834	574
Bank OZK	97,587	2,661
BankUnited Inc	170,921	5,746
BGC Partners Inc, Cl A	876,359	4,820
Byline Bancorp Inc *	33,188	593
Camden National Corp	4,468	194
Canadian Imperial Bank of Commerce	3,321	274
Carter Bank & Trust *(A)	5,203	98
Central Pacific Financial Corp	41,371	1,175
CNO Financial Group Inc	216,331	3,425
Columbia Banking System Inc (A)	124,842	4,607
Community Trust Bancorp Inc	27,971	1,191
Cowen Inc, Cl A *	180,570	2,779
Diamond Hill Investment Group Inc	4,617	638
E*TRADE Financial Corp	11,727	512
Eagle Bancorp Inc	29,167	1,301
East West Bancorp Inc	21,214	940
eHealth Inc *	15,300	1,022
Employers Holdings Inc	17,888	780
Enterprise Financial Services Corp	9,147	373
Erie Indemnity Co, Cl A	5,000	928
Essent Group Ltd	30,000	1,430
Everest Re Group Ltd	6,060	1,613
Exantas Capital Corp ‡	170,463	1,938
FBL Financial Group Inc, Cl A	2,500	149
Federal Agricultural Mortgage Corp, Cl C	1,183	97
Federated Investors Inc, Cl B	15,000	486
Financial Institutions Inc	37,981	1,146
First American Financial Corp	23,494	1,386
First BanCorp/Puerto Rico	59,830	597
First Bancorp/Southern Pines NC	32,364	1,162
First Busey Corp	15,640	395
First Citizens BancShares Inc/NC, Cl A	1,150	542
First Commonwealth Financial Corp	313,357	4,161
First Defiance Financial Corp	15,190	440
First Financial Corp/IN	13,122	570
First Merchants Corp	29,004	1,092
FNB Corp/PA (A)	577,205	6,655
Great Southern Bancorp Inc	9,644	549
Great Western Bancorp Inc	71,997	2,376
Green Dot Corp, Cl A *	25,420	642
Hanover Insurance Group Inc/The, Cl A	25,705	3,484
Heritage Commerce Corp	46,013	541
Heritage Insurance Holdings Inc	39,657	593
Hilltop Holdings Inc	47,331	1,131

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HomeStreet Inc *	11,280	$308
HomeTrust Bancshares Inc	14,568	380
Horace Mann Educators Corp, Cl A	21,962	1,017
Houlihan Lokey Inc, Cl A	15,000	676
Huntington Bancshares Inc/OH	97,198	1,387
Independent Bank Corp/MI	30,442	649
Invesco Mortgage Capital Inc ‡	44,341	679
James River Group Holdings Ltd	3,101	159
Kinsale Capital Group Inc	10,000	1,033
KKR Real Estate Finance Trust Inc ‡	56,183	1,097
MarketAxess Holdings Inc (A)	3,601	1,179
Mercantile Bank Corp	9,558	313
Merchants Bancorp/IN	11,997	198
Mercury General Corp	9,712	543
Meridian Bancorp Inc	27,019	507
National General Holdings Corp	241,308	5,555
National Western Life Group Inc, Cl A	5,486	1,472
NMI Holdings Inc, Cl A *	37,080	974
OceanFirst Financial Corp	20,849	492
OFG Bancorp	188,441	4,127
Old Republic International Corp	50,500	1,190
PacWest Bancorp	184,724	6,713
PCSB Financial Corp	32,297	646
PennyMac Mortgage Investment Trust ‡	10,214	227
Peoples Bancorp Inc/OH	27,762	883
People’s Utah Bancorp	3,572	101
Popular Inc	47,861	2,588
Provident Financial Services Inc	31,619	776
QCR Holdings Inc	10,961	416
Radian Group Inc	4,346	99
Ready Capital Corp ‡	17,528	279
Reinsurance Group of America Inc, Cl A	13,096	2,094
RenaissanceRe Holdings Ltd	8,320	1,610
Republic Bancorp Inc/KY, Cl A	2,303	100
Safety Insurance Group Inc	8,465	858
Sandy Spring Bancorp Inc	23,023	776
Selective Insurance Group Inc	19,688	1,480
Sierra Bancorp	4,654	124
Signature Bank/New York NY, Cl B	6,100	727
Southern National Bancorp of Virginia Inc	20,064	309
Starwood Property Trust Inc ‡	240,140	5,816
SVB Financial Group, Cl B *	6,773	1,415
TCF Financial Corp	4,908	187
TPG RE Finance Trust Inc ‡	64,242	1,275
TriCo Bancshares	29,301	1,064
TrustCo Bank Corp NY	106,886	871
UMH Properties ‡	42,338	596
Umpqua Holdings Corp	285,803	4,704
United Bankshares Inc/WV (A)	49,000	1,856
United Financial Bancorp Inc	71,253	971
Universal Insurance Holdings Inc	7,348	220
Univest Financial Corp	51,016	1,301

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Walker & Dunlop Inc	12,464	$697
Washington Trust Bancorp Inc	15,104	730
Waterstone Financial Inc	37,641	647
Webster Financial Corp	3,768	177
Western Asset Mortgage Capital Corp ‡	114,682	1,107

		158,903

Health Care — 10.7%
ABIOMED Inc *	967	172
Aerie Pharmaceuticals Inc *	31,115	598
Aimmune Therapeutics Inc *(A)	37,551	786
Akebia Therapeutics Inc *(A)	111,457	437
AmerisourceBergen Corp, Cl A	4,713	388
Amphastar Pharmaceuticals Inc *	24,117	478
ANI Pharmaceuticals Inc *	4,710	343
Bio-Rad Laboratories Inc, Cl A *	3,000	998
Catalent Inc *	16,500	786
Charles River Laboratories International Inc *	7,525	996
Chemed Corp	8,200	3,424
Collegium Pharmaceutical Inc *	95,072	1,091
CONMED Corp	10,000	962
Cooper Cos Inc/The, Cl A	1,973	586
CryoLife Inc *	5,939	161
DexCom Inc *	8,351	1,246
Emergent BioSolutions Inc *	40,449	2,115
Encompass Health Corp	19,928	1,261
Ensign Group Inc/The	22,232	1,054
Fulgent Genetics Inc *	60,000	623
Genomic Health Inc *	5,975	405
Global Blood Therapeutics Inc *	12,094	587
Globus Medical Inc, Cl A *	16,200	828
GW Pharmaceuticals PLC ADR *(A)	3,127	360
Haemonetics Corp *	25,898	3,267
Halozyme Therapeutics Inc *	52,918	821
HealthStream Inc *	24,459	633
Hill-Rom Holdings Inc	11,000	1,158
HMS Holdings Corp *	29,419	1,014
Humana Inc *	5,500	1,406
ICON PLC *	11,790	1,737
ICU Medical Inc *	5,669	905
IDEXX Laboratories Inc *	6,675	1,815
Immunomedics Inc *(A)	54,373	721
Incyte Corp *	3,300	245
Inovalon Holdings Inc, Cl A *(A)	7,042	115
Insmed Inc *(A)	70,274	1,240
Integra LifeSciences Holdings Corp *	7,500	451
Jazz Pharmaceuticals PLC *	9,170	1,175
LHC Group Inc *	8,754	994
Ligand Pharmaceuticals Inc *(A)	45,961	4,575
Luminex Corp	35,714	737
Magellan Health Inc *	72,448	4,499

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Masimo Corp *	15,397	$2,291
Medidata Solutions Inc *	13,255	1,213
Mettler-Toledo International Inc *	411	290
Myriad Genetics Inc *	28,227	808
NanoString Technologies Inc *	38,416	829
National HealthCare Corp	19,293	1,579
National Research Corp, Cl A	5,713	330
Natus Medical Inc *	31,209	994
Nektar Therapeutics, Cl A *(A)	25,323	461
Neogen Corp, Cl B *	5,500	375
NeoGenomics Inc *(A)	23,942	458
Neurocrine Biosciences Inc *	10,038	905
NextGen Healthcare Inc *	39,665	622
Novocure Ltd *	11,889	889
Optinose Inc *(A)	78,414	549
Orthofix Medical Inc *	3,864	205
Pacira BioSciences Inc *	51,766	1,971
Penumbra Inc *(A)	10,162	1,367
PerkinElmer Inc (A)	12,707	1,082
Pfenex Inc *	84,108	710
Premier Inc, Cl A *	92,262	2,668
Prestige Consumer Healthcare Inc, Cl A *	46,904	1,627
Providence Service Corp/The *	3,491	208
Puma Biotechnology Inc *	42,385	456
Reata Pharmaceuticals Inc, Cl A *(A)	4,200	337
Revance Therapeutics Inc *	58,460	760
Sage Therapeutics Inc *(A)	3,171	445
Sarepta Therapeutics Inc *(A)	1,971	148
Supernus Pharmaceuticals Inc *	40,275	1,107
Syneos Health Inc, Cl A *(A)	126,943	6,755
Teleflex Inc	8,291	2,817
Tivity Health Inc *(A)	260,511	4,332
United Therapeutics Corp *	8,314	663
US Physical Therapy Inc	2,694	352
Veracyte Inc *	41,303	991
Voyager Therapeutics Inc *	53,093	914
WellCare Health Plans Inc *	3,172	822
West Pharmaceutical Services Inc	11,500	1,631

		93,154

Industrials — 15.7%
ACCO Brands Corp	195,035	1,925
Advanced Disposal Services Inc *	20,915	681
AECOM *	82,700	3,106
Air Transport Services Group Inc *	30,092	633
Alaska Air Group Inc	3,200	208
AO Smith Corp (A)	28,088	1,340
Apogee Enterprises Inc	70,773	2,759
Armstrong World Industries Inc	1,886	182
ASGN Inc *	8,718	548
Astec Industries Inc	64,261	1,999
Atkore International Group Inc *	9,461	287

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Atlas Air Worldwide Holdings Inc *	106,556	$2,688
Barrett Business Services Inc	2,383	212
Builders FirstSource Inc *	21,680	446
Caesarstone Ltd *	13,609	226
Carlisle Cos Inc	9,043	1,316
Cimpress NV *	21,872	2,884
Cintas Corp	7,937	2,128
Clean Harbors Inc *	7,022	542
Colfax Corp *(A)	139,268	4,047
CoStar Group Inc *	7,222	4,284
Covanta Holding Corp	87,516	1,513
CRA International Inc	13,278	557
CSW Industrials Inc	1,824	126
Curtiss-Wright Corp	15,306	1,980
Deluxe Corp	11,400	560
Ducommun Inc *	19,720	836
DXP Enterprises Inc/TX *	12,853	446
Dycom Industries Inc *	15,943	814
EMCOR Group Inc	24,206	2,085
ESCO Technologies Inc	6,250	497
Exponent Inc	30,000	2,097
Foundation Building Materials Inc *	49,759	771
Franklin Covey Co *	4,300	151
FTI Consulting Inc *	13,700	1,452
Genesee & Wyoming Inc, Cl A *	56,029	6,192
GMS Inc *	20,098	577
Great Lakes Dredge & Dock Corp *	133,857	1,399
Hawaiian Holdings Inc	26,352	692
HD Supply Holdings Inc *	26,744	1,048
Heritage-Crystal Clean Inc *	4,102	109
Herman Miller Inc	19,564	902
Hexcel Corp, Cl A	23,064	1,894
Huntington Ingalls Industries Inc, Cl A	6,945	1,471
Huron Consulting Group Inc *	30,366	1,863
IAA Inc *	243,005	10,141
ICF International Inc, Cl A	4,655	393
IDEX Corp	10,820	1,773
Insperity Inc, Cl A	8,458	834
JetBlue Airways Corp *	63,886	1,070
John Bean Technologies Corp, Cl A (A)	1,377	137
Kadant Inc	21,160	1,858
Kaman Corp, Cl A	54,466	3,239
KAR Auction Services Inc	271,436	6,664
Kelly Services Inc, Cl A	29,385	712
Kforce Inc	10,057	381
Knoll Inc, Cl B	28,677	727
Kratos Defense & Security Solutions Inc *(A)	37,042	689
L3Harris Technologies Inc	9,490	1,980
LB Foster Co, Cl A *	54,099	1,172
Lydall Inc *	88,930	2,215
Macquarie Infrastructure Corp	12,695	501
Masonite International Corp *	28,376	1,646

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
McGrath RentCorp	2,022	$141
Mercury Systems Inc *	7,000	568
Meritor Inc *	72,117	1,334
Middleby Corp/The *(A)	11,013	1,287
Miller Industries Inc/TN	3,812	127
Moog Inc, Cl A	2,479	201
MSA Safety Inc	10,698	1,167
MYR Group Inc *	14,422	451
National Presto Industries Inc	2,753	245
Navigant Consulting Inc	7,152	200
Old Dominion Freight Line Inc, Cl A (A)	9,888	1,681
Quanex Building Products Corp	36,034	652
RBC Bearings Inc *	9,071	1,505
Resources Connection Inc	79,067	1,343
REV Group Inc (A)	61,449	702
Robert Half International Inc	13,313	741
Rush Enterprises Inc, Cl A	22,477	867
SkyWest Inc	17,047	979
SP Plus Corp *	12,335	456
Spirit AeroSystems Holdings Inc, Cl A	12,076	993
Spirit Airlines Inc *	3,326	121
Teledyne Technologies Inc *	27,753	8,936
Tetra Tech Inc	27,739	2,407
Toro Co/The	2,800	205
TransDigm Group Inc *	500	260
TriMas Corp *	19,802	607
Trinity Industries Inc	114,240	2,248
TrueBlue Inc *	50,630	1,068
UniFirst Corp/MA	2,980	581
United Rentals Inc *	7,561	942
Universal Forest Products Inc	9,396	375
US Ecology Inc	3,142	201
Wabtec Corp (A)	3,600	259
XPO Logistics Inc *(A)	56,076	4,013

		136,468

Information Technology — 14.3%
Acacia Communications Inc *	14,275	934
ACI Worldwide Inc *	415,167	13,005
Alteryx Inc, Cl A *	7,386	793
Amdocs Ltd	9,760	645
American Software Inc/GA, Cl A	30,440	457
ANSYS Inc *	2,600	576
Arista Networks Inc *	2,488	594
Aspen Technology Inc *	27,648	3,403
Avnet Inc	7,600	338
Belden Inc (A)	5,121	273
Black Knight Inc *	10,000	611
Brightcove Inc *	9,124	96
Broadridge Financial Solutions Inc	1,700	212
Cadence Design Systems Inc *	53,461	3,533
CalAmp Corp *	72,888	840

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cass Information Systems Inc	9,684	$523
CDW Corp/DE	10,820	1,333
ChannelAdvisor Corp *	38,964	364
Coherent Inc *(A)	1,510	232
Cornerstone OnDemand Inc *	10,000	548
CSG Systems International Inc	16,700	863
Cypress Semiconductor Corp	171,349	3,999
Echo Global Logistics Inc *	56,360	1,277
Enphase Energy Inc *(A)	20,403	454
Entegris Inc	26,270	1,236
EPAM Systems Inc *	5,383	981
Euronet Worldwide Inc *	23,000	3,365
EVERTEC Inc	113,185	3,534
Fabrinet *	23,460	1,227
Fair Isaac Corp *	2,500	759
Fidelity National Information Services Inc, Cl B	10,569	1,403
Gartner Inc *(A)	1,518	217
Genpact Ltd	12,000	465
Global Payments Inc	5,841	929
Guidewire Software Inc, Cl Z *(A)	12,033	1,268
Hackett Group Inc/The	19,093	314
Inphi Corp *	24,989	1,526
Insight Enterprises Inc *	21,641	1,205
Itron Inc *	32,846	2,429
j2 Global Inc *(A)	89,262	8,107
Keysight Technologies Inc *	21,399	2,081
KLA Corp	4,818	768
Lattice Semiconductor Corp *	49,008	896
Leidos Holdings Inc	24,667	2,118
Littelfuse Inc (A)	800	142
Lumentum Holdings Inc *	4,818	258
Manhattan Associates Inc *(A)	10,280	829
ManTech International Corp/VA, Cl A	12,383	884
MAXIMUS Inc	53,612	4,142
Microchip Technology Inc (A)	7,324	680
MicroStrategy Inc, Cl A *	713	106
Mitek Systems Inc *	49,865	481
Model N Inc *	18,083	502
Monolithic Power Systems Inc	6,335	986
Monotype Imaging Holdings Inc *	24,000	475
MTS Systems Corp, Cl A	12,851	710
Napco Security Technologies Inc *	4,938	126
NCR Corp *	91,133	2,876
NIC Inc	86,499	1,786
ON Semiconductor Corp *	127,316	2,446
Palo Alto Networks Inc *	4,182	852
Perficient Inc *	12,505	482
Photronics Inc *	30,976	337
Progress Software Corp	2,444	93
QAD Inc, Cl A	6,506	300
Qorvo Inc *	10,870	806

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Rambus Inc *	12,784	$168
RingCentral Inc, Cl A *	14,591	1,834
Sanmina Corp *	22,615	726
Science Applications International Corp	10,962	958
Semtech Corp *	69,982	3,402
Shutterstock Inc *	4,157	150
Silicon Motion Technology Corp ADR (A)	17,464	617
Smith Micro Software Inc *	31,726	172
SPS Commerce Inc *	20,488	964
SS&C Technologies Holdings Inc	3,924	202
Super Micro Computer Inc *	345,310	6,630
Sykes Enterprises Inc *	9,712	298
Synopsys Inc *	15,383	2,111
Tech Data Corp *	8,900	928
Teradyne Inc	18,928	1,096
Trade Desk Inc/The, Cl A *(A)	17,606	3,302
TTEC Holdings Inc	19,258	922
Tyler Technologies Inc *	4,765	1,251
Verint Systems Inc *	25,000	1,070
Wix.com Ltd *	32,447	3,788
WNS Holdings Ltd ADR *	13,983	822
Xperi Corp	22,080	457
Zebra Technologies Corp, Cl A *	6,251	1,290

		124,188

Materials — 5.7%
Albemarle Corp (A)	4,500	313
Ashland Global Holdings Inc	46,410	3,576
Avery Dennison Corp	2,472	281
Axalta Coating Systems Ltd *	108,072	3,258
B2Gold Corp *	656,468	2,120
Balchem Corp	11,353	1,126
Century Aluminum Co *	157,104	1,042
Commercial Metals Co, Cl A (A)	306,621	5,329
Crown Holdings Inc *	4,800	317
FMC Corp	126,012	11,049
Hawkins Inc	12,868	547
Ingevity Corp *	17,531	1,487
Innospec Inc	21,490	1,916
International Flavors & Fragrances Inc	7,500	920
Livent Corp *(A)	356,034	2,382
Materion Corp	14,333	879
NewMarket Corp	1,100	519
Novagold Resources Inc *	94,000	571
Packaging Corp of America	2,600	276
PolyOne Corp	34,000	1,110
Royal Gold Inc, Cl A	12,000	1,479
Schnitzer Steel Industries Inc, Cl A	20,451	423
Silgan Holdings Inc	221,809	6,662
Stepan Co	6,908	671
Tredegar Corp	34,311	670
United States Steel Corp (A)	30,079	347

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Valvoline Inc	7,138	$157

		49,427

Real Estate — 7.6%
Alexander’s Inc ‡	1,336	465
American Assets Trust Inc ‡	7,234	338
Apartment Investment & Management Co, Cl A ‡	10,005	522
Armada Hoffler Properties Inc ‡	153,483	2,777
Braemar Hotels & Resorts Inc ‡	82,540	775
Camden Property Trust ‡	14,750	1,637
CareTrust REIT Inc ‡	42,500	999
Chatham Lodging Trust ‡	14,607	265
City Office REIT Inc ‡	92,196	1,327
CoreCivic Inc ‡	79,670	1,377
CorEnergy Infrastructure Trust Inc ‡	18,108	855
Cousins Properties Inc ‡	40,604	1,526
EastGroup Properties Inc ‡	14,800	1,850
EPR Properties, Cl A ‡	1,000	77
Equity LifeStyle Properties ‡	12,600	1,683
Essential Properties Realty Trust Inc ‡	70,000	1,604
Gaming and Leisure Properties Inc ‡	164,643	6,296
Getty Realty Corp ‡	46,457	1,489
Gladstone Commercial Corp ‡	37,688	886
Global Net Lease Inc ‡	20,000	390
Highwoods Properties Inc ‡	10,000	449
Howard Hughes Corp/The *‡(A)	30,552	3,960
Independence Realty Trust Inc ‡	113,415	1,623
Innovative Industrial Properties Inc, Cl A ‡(A)	9,304	859
Investors Real Estate Trust ‡	22,966	1,715
Invitation Homes Inc ‡	88,917	2,633
Jernigan Capital Inc ‡	5,055	97
Kite Realty Group Trust	125,497	2,027
Life Storage Inc ‡	10,000	1,054
LTC Properties Inc ‡	9,000	461
Medical Properties Trust Inc ‡	428,546	8,382
Mid-America Apartment Communities Inc ‡	5,599	728
Monmouth Real Estate Investment Corp, Cl A ‡	23,494	339
National Storage Affiliates Trust ‡	25,000	834
New Senior Investment Group Inc ‡	60,000	401
Newmark Group Inc, Cl A ‡	165,381	1,498
One Liberty Properties Inc ‡	8,822	243
PS Business Parks Inc ‡	12,200	2,220
Regency Centers Corp ‡	5,413	376
Retail Properties of America Inc, Cl A ‡	54,793	675
Retail Value Inc ‡	15,819	586
Rexford Industrial Realty Inc ‡	27,000	1,189
RPT Realty ‡	133,960	1,815
Ryman Hospitality Properties Inc ‡	5,000	409
Saul Centers Inc ‡	23,060	1,257
STAG Industrial Inc ‡	33,500	988

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sun Communities Inc ‡	1,653	$245
Universal Health Realty Income Trust ‡	1,794	184
Urstadt Biddle Properties Inc, Cl A ‡	58,312	1,382
Whitestone REIT, Cl B ‡	47,953	660

		66,427

Utilities — 4.2%
ALLETE Inc	15,000	1,311
American States Water Co	21,500	1,932
Atmos Energy Corp	20,484	2,333
Avista Corp	13,200	639
Black Hills Corp, Cl A	26,201	2,010
California Water Service Group, Cl A	10,000	529
Chesapeake Utilities Corp	6,037	575
CMS Energy Corp	10,600	678
Evergy Inc	21,057	1,402
Hawaiian Electric Industries Inc	9,000	411
IDACORP Inc, Cl A	10,909	1,229
MDU Resources Group Inc	49,882	1,406
Middlesex Water Co	24,460	1,589
New Jersey Resources Corp	9,000	407
Northwest Natural Holding Co	10,000	713
NorthWestern Corp	16,618	1,247
NRG Energy Inc	5,179	205
OGE Energy Corp	31,500	1,430
ONE Gas Inc	22,250	2,138
Ormat Technologies Inc	11,000	817
Otter Tail Corp	9,281	499
Pinnacle West Capital Corp	15,400	1,495
PNM Resources Inc	25,500	1,328
Portland General Electric Co	43,378	2,445
Southwest Gas Holdings Inc	10,221	931
Spire Inc	14,200	1,239
TerraForm Power Inc, Cl A	112,662	2,053
UGI Corp	35,168	1,768
Unitil Corp	22,931	1,455
York Water Co/The	9,081	397

		36,611

Total Common Stock (Cost $600,246) ($ Thousands)		851,651

	Number of Rights
RIGHTS — 0.0%
Schulman ‡‡(B)*	51,428	103

Total Rights (Cost $—) ($ Thousands)		103

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 9.0%
SEI Liquidity Fund, L.P.
2.010% **†(C)	78,151,135	$78,149

Total Affiliated Partnership (Cost $78,150) ($ Thousands)		78,149

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	18,992,409	18,992

Total Cash Equivalent (Cost $18,992) ($ Thousands)		18,992

Total Investments in Securities — 109.1% (Cost $697,388) ($ Thousands)		$948,895

Percentages	are based on Net Assets of $869,809 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2019 (see Note 10). The total market value of securities on loan at September 30, 2019 was $76,613 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $103 ($ Thousands) and represented 0.0% of the Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2019 was $78,149 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd — Limited

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	851,651	—	—	851,651
Rights	103	—	—	103
Affiliated Partnership	—	78,149	—	78,149
Cash Equivalent	18,992	—	—	18,992

Total Investments in Securities	870,746	78,149	—	948,895

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$173,797	$165,190	$(260,906)	$54	$14	$78,149	78,151,135	$361	$—
SEI Daily Income Trust, Government Fund, Cl F	32,302	111,898	(125,208)	—	—	18,992	18,992,409	435	—

Totals	$206,099	$277,088	$(386,114)	$54	$14	$97,141	97,143,544	$796	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.0%

Communication Services — 2.7%
CBS Corp, Cl B	15,900	$642
CenturyLink Inc	61,600	769
Discovery Inc, Cl A *	2,100	56
Discovery Inc, Cl C *	24,800	610
DISH Network Corp, Cl A *	705	24
TripAdvisor Inc *	4,100	159
Viacom Inc, Cl B	25,000	601

		2,861

Consumer Discretionary — 12.8%
1-800-Flowers.com Inc, Cl A *	1,800	27
AutoNation Inc *	4,900	248
Best Buy Co Inc	7,900	545
Big Lots Inc	5,600	137
Capri Holdings Ltd *	19,000	630
CarMax Inc *	7,200	634
Chipotle Mexican Grill Inc, Cl A *	1,060	891
Core-Mark Holding Co Inc, Cl A	1,800	58
Dollar General Corp	3,800	604
DR Horton Inc	3,500	184
Expedia Group Inc	5,900	793
Extended Stay America Inc	27,600	404
frontdoor Inc *	13,100	636
Genuine Parts Co	7,100	707
Goodyear Tire & Rubber Co/The	7,300	105
Hilton Worldwide Holdings Inc	10,100	940
Kontoor Brands Inc	457	16
Lennar Corp, Cl A	3,700	207
LKQ Corp *	12,800	403
M/I Homes Inc *	3,900	147
Macy’s Inc	28,000	435
Michaels Cos Inc/The *	1,900	19
Norwegian Cruise Line Holdings Ltd *	5,700	295
NVR Inc *	80	297
PVH Corp	5,700	503
Qurate Retail Inc *	36,500	377
Royal Caribbean Cruises Ltd	7,100	769
Tapestry Inc	21,600	563
Toll Brothers Inc	7,500	308
Whirlpool Corp	4,600	728
Yum China Holdings Inc	19,600	890

		13,500

Consumer Staples — 5.2%
Archer-Daniels-Midland Co	21,100	867
Bunge Ltd	10,800	611
Campbell Soup Co	10,500	493
JM Smucker Co/The	6,400	704
Keurig Dr Pepper Inc	19,700	538
Kroger Co/The	22,200	572
Nu Skin Enterprises Inc, Cl A	2,000	85

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pilgrim’s Pride Corp *	17,600	$564
Spectrum Brands Holdings Inc	718	38
Tyson Foods Inc, Cl A	12,200	1,051

		5,523

Energy — 2.4%
Continental Resources Inc/OK, Cl A	12,700	391
Devon Energy Corp	4,600	111
Dorian LPG Ltd *	3,800	39
HollyFrontier Corp	14,200	762
Marathon Oil Corp	24,500	301
Matrix Service Co *	5,100	87
ONEOK Inc	11,100	818
World Fuel Services Corp	900	36

		2,545

Financials — 11.6%
Affiliated Managers Group Inc	4,800	400
Ally Financial Inc	8,900	295
American Financial Group Inc/OH	4,800	518
Ameriprise Financial Inc	6,600	971
Annaly Capital Management Inc ‡	45,100	397
CIT Group Inc	9,300	421
Citizens Financial Group Inc	23,100	817
CNA Financial Corp	11,200	552
Discover Financial Services	9,500	770
FGL Holdings	7,200	58
Fifth Third Bancorp	30,500	835
Invesco Ltd	31,500	534
Jefferies Financial Group Inc	28,700	528
KeyCorp	1,700	30
Lincoln National Corp	7,800	471
Loews Corp	13,500	695
LPL Financial Holdings Inc	8,000	655
Navient Corp	39,900	511
OneMain Holdings Inc, Cl A	14,700	539
Popular Inc	4,000	216
Raymond James Financial Inc	3,200	264
Reinsurance Group of America Inc, Cl A	700	112
Synchrony Financial	12,300	419
T Rowe Price Group Inc	5,100	583
Unum Group	14,800	440
Western Asset Mortgage Capital Corp ‡	7,300	70
Wintrust Financial Corp	2,600	168

		12,269

Health Care — 10.9%
Agilent Technologies Inc	8,100	621
Alexion Pharmaceuticals Inc *	3,600	353
AmerisourceBergen Corp, Cl A	7,700	634
Centene Corp *	16,600	718
Cerner Corp	12,200	832

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Charles River Laboratories International Inc *	1,800	$238
Cooper Cos Inc/The, Cl A	2,500	742
Danaher Corp, Cl A	1,100	159
DENTSPLY SIRONA Inc	5,000	267
Hologic Inc *	15,200	767
IDEXX Laboratories Inc *	900	245
Incyte Corp *	11,000	817
IQVIA Holdings Inc *	6,400	956
Jazz Pharmaceuticals PLC *	1,000	128
Mettler-Toledo International Inc *	140	99
Mylan NV *	22,600	447
Neurocrine Biosciences Inc *	700	63
PRA Health Sciences Inc *	800	79
STERIS PLC	5,300	766
Universal Health Services Inc, Cl B	400	59
Veeva Systems Inc, Cl A *	4,800	733
West Pharmaceutical Services Inc	5,200	737
Zimmer Biomet Holdings Inc	7,300	1,002

		11,462

Industrials — 13.7%
Allison Transmission Holdings Inc	5,900	278
AMETEK Inc	8,700	799
Arconic Inc	33,500	871
Atkore International Group Inc *	18,400	558
BMC Stock Holdings Inc *	18,800	492
Carlisle Cos Inc	4,600	669
CoStar Group Inc *	1,380	819
Cummins Inc	6,600	1,074
Dover Corp	5,500	548
EMCOR Group Inc	5,100	439
Gates Industrial Corp PLC *	20,900	210
GMS Inc *	7,900	227
HEICO Corp	500	62
Herc Holdings Inc *	1,000	46
Hubbell Inc, Cl B	3,700	486
Huntington Ingalls Industries Inc, Cl A	3,100	656
Ingersoll-Rand PLC	3,100	382
Knoll Inc, Cl B	3,300	84
L3Harris Technologies Inc	3,300	688
Macquarie Infrastructure Corp	4,900	193
Oshkosh Corp	8,100	614
PACCAR Inc	14,500	1,015
Spirit AeroSystems Holdings Inc, Cl A	8,200	674
Textron Inc	8,100	397
Timken Co/The	11,000	479
TransUnion	2,400	195
United Airlines Holdings Inc *	8,400	743
Universal Forest Products Inc	900	36
Vectrus Inc *	4,400	179
Wabash National Corp	4,600	67

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WESCO International Inc *	11,300	$540

		14,520

Information Technology — 17.5%
Anixter International Inc *	1,300	90
ANSYS Inc *	3,500	775
Booz Allen Hamilton Holding Corp, Cl A	11,500	817
CACI International Inc, Cl A *	1,900	439
Cadence Design Systems Inc *	7,300	482
CDW Corp/DE	8,500	1,048
Ciena Corp *	1,400	55
Dell Technologies Inc, Cl C *	11,526	598
DXC Technology Co	14,200	419
EchoStar Corp, Cl A *	3,000	119
F5 Networks Inc, Cl A *	4,600	646
Fiserv Inc, Cl A *	600	62
FleetCor Technologies Inc *	3,400	975
Fortinet Inc *	10,800	829
Genpact Ltd	5,500	213
Hewlett Packard Enterprise Co	31,300	475
Itron Inc *	5,100	377
Jabil Inc	2,700	97
Keysight Technologies Inc *	8,900	866
Lam Research Corp	4,900	1,132
Leidos Holdings Inc	10,500	902
LogMeIn Inc	6,300	447
Manhattan Associates Inc *	1,300	105
Nuance Communications Inc *	21,600	352
Paycom Software Inc *	3,000	628
Perspecta Inc	6,000	157
Presidio Inc	11,200	189
Qorvo Inc *	1,300	96
Rambus Inc *	2,700	35
SS&C Technologies Holdings Inc	13,600	701
Symantec Corp, Cl A	31,500	744
SYNNEX Corp	700	79
Synopsys Inc *	7,600	1,043
Ubiquiti Inc	2,000	237
Universal Display Corp	3,400	571
VeriSign Inc *	3,300	623
Xerox Holdings Corp	19,400	580
Zebra Technologies Corp, Cl A *	2,100	433

		18,436

Materials — 4.4%
CF Industries Holdings Inc	12,800	630
Corteva Inc	5,100	143
Freeport-McMoRan Inc, Cl B	5,600	54
Huntsman Corp	13,800	321
Koppers Holdings Inc *	3,100	90
LyondellBasell Industries NV, Cl A	400	36
Martin Marietta Materials Inc, Cl A	2,800	767

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Newmont Goldcorp Corp	3,800	$144
Nucor Corp	3,800	193
Owens-Illinois Inc	13,200	136
Steel Dynamics Inc	19,000	566
Trinseo SA	2,600	112
Vulcan Materials Co	5,900	892
Westrock Co	15,300	558

		4,642

Real Estate — 9.8%
Apartment Investment & Management Co, Cl A ‡	2,700	141
Apple Hospitality Inc ‡	37,300	618
Armada Hoffler Properties Inc ‡	4,700	85
Braemar Hotels & Resorts Inc ‡	2,500	23
Brandywine Realty Trust ‡	3,900	59
Brixmor Property Group Inc ‡	8,600	175
Camden Property Trust ‡	5,400	599
CBRE Group Inc, Cl A *‡	18,300	970
CoreCivic Inc ‡	25,500	441
CorePoint Lodging Inc ‡	3,700	37
DiamondRock Hospitality Co ‡	17,900	183
Empire State Realty Trust Inc, Cl A ‡	11,400	163
Equity Residential ‡	7,900	681
Essex Property Trust Inc ‡	300	98
Franklin Street Properties Corp ‡	14,500	123
GEO Group Inc/The ‡	31,750	551
Host Hotels & Resorts Inc ‡	38,000	657
Hudson Pacific Properties Inc ‡	3,800	127
Jones Lang LaSalle Inc	3,800	528
Kite Realty Group Trust	6,000	97
Newmark Group Inc, Cl A ‡	22,851	207
Park Hotels & Resorts Inc ‡	9,246	231
Retail Properties of America Inc, Cl A ‡	16,300	201
Ryman Hospitality Properties Inc ‡	5,300	434
SBA Communications Corp, Cl A ‡	3,200	772
Senior Housing Properties Trust ‡	7,900	73
UDR Inc ‡	2,200	107
Ventas Inc ‡	13,000	949
VEREIT Inc ‡	83,000	812
Xenia Hotels & Resorts Inc ‡	11,200	237

		10,379

Utilities — 6.0%
AES Corp/VA	42,700	698
American Water Works Co Inc	4,400	547
Avangrid Inc	7,100	371
CenterPoint Energy Inc	4,900	148
Entergy Corp	2,100	246
FirstEnergy Corp	11,000	531
MDU Resources Group Inc	1,500	42
NRG Energy Inc	20,800	824

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PPL Corp	10,000	$315
Public Service Enterprise Group Inc	16,400	1,018
Sempra Energy	1,900	280
UGI Corp	14,900	749
Vistra Energy Corp	19,600	524

		6,293

Total Common Stock (Cost $95,187) ($ Thousands)		102,430

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Government Fund, Cl F 1.800%**†	3,143,461	3,143

Total Cash Equivalent (Cost $3,143) ($ Thousands)		3,143

Total Investments in Securities — 100.0% (Cost $98,330) ($ Thousands)		$105,573

Percentages are based on Net Assets of $105,600 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

Cl	— Class

Ltd.	— Limited

As of September 30, 2019, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Mid-Cap Fund (Concluded)

September 30, 2019

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$1,664	$(1,664)	$—	$—	$—	—	$4	$—
SEI Daily Income Trust, Government Fund, Cl F	5,637	39,171	(41,665)	—	—	3,143	3,143,461	80	—

Totals	$5,637	$40,835	$(43,329)	$—	$—	$3,143	3,143,461	$84	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.3%

Communication Services — 8.1%
AT&T Inc	560,800	$21,221
BCE Inc	82,400	3,988
Cable One Inc	8,988	11,277
CBS Corp, Cl B	19,845	801
China Mobile ADR	75,300	3,117
Cinemark Holdings Inc	224,103	8,659
Comcast Corp, Cl A	370,900	16,720
Emerald Expositions Events	44,683	435
Fluent Inc *	71,097	195
IAC/InterActiveCorp *	18,489	4,030
IDT Corp, Cl B *	9,395	99
John Wiley & Sons Inc, Cl A	20,648	907
Liberty Latin America Ltd, Cl A *	13,661	233
Madison Square Garden Co/The *	29,299	7,721
MSG Networks *	38,014	617
NTT DOCOMO Inc ADR	184,500	4,708
Omnicom Group Inc	177,943	13,933
SK Telecom Co Ltd ADR	191,000	4,240
TELUS	201,700	7,183
Verizon Communications	582,177	35,140
Walt Disney Co	24,183	3,152

		148,376

Consumer Discretionary — 7.2%
1-800-Flowers.com Inc, Cl A *	5,638	83
Aaron’s Inc	9,613	618
AutoZone Inc *	19,300	20,933
Bassett Furniture Industries Inc	2,057	32
Booking Holdings Inc *	1,420	2,787
Bright Horizons Family Solutions Inc *	24,828	3,786
Callaway Golf Co	10,248	199
Canadian Tire Corp Ltd, Cl A	45,600	5,120
Cavco Industries Inc *	2,080	400
Cheesecake Factory	28,036	1,169
Churchill Downs Inc	7,993	987
Chuy’s Holdings Inc *	3,357	83
Collectors Universe Inc	8,783	250
Cracker Barrel Old Country Store Inc	15,777	2,566
Darden Restaurants Inc	2	—
Del Taco Restaurants Inc *	26,530	271
eBay Inc	215,623	8,405
Ford Motor Co	846,900	7,758
Fox Factory Holding Corp *	14,617	910
Gentex Corp	49,546	1,364
Graham Holdings Co, Cl B	2,245	1,489
Grand Canyon Education Inc *	26,471	2,599
H&R Block Inc	298,670	7,055
Kohl’s Corp	89,800	4,459
MasterCraft Boat Holdings Inc *	7,893	118
NVR Inc *	1,421	5,282
PetMed Express Inc	27,124	489

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Regis Corp *	4,526	$92
Ruth’s Hospitality Group Inc	12,483	255
ServiceMaster Global Holdings Inc *	4,516	252
Six Flags Entertainment Corp	45,703	2,321
Target Corp, Cl A	320,200	34,233
Toyota Motor Corp ADR	57,700	7,760
Tupperware Brands Corp	21,812	346
Ulta Beauty Inc *	26,795	6,716
Wingstop Inc, Cl A	6,126	535

		131,722

Consumer Staples — 12.8%
Altria Group Inc	385,284	15,758
Calavo Growers Inc	10,499	999
Cal-Maine Foods Inc *	19,205	767
Campbell Soup Co	179,200	8,408
Clorox Co/The	55,472	8,425
Coca-Cola Co/The	277,127	15,087
Colgate-Palmolive Co	116,990	8,600
Costco Wholesale Corp	36,064	10,390
Flowers Foods Inc	220,441	5,099
Freshpet Inc *	12,176	606
General Mills Inc	76,029	4,191
Hershey Co/The	84,328	13,070
Hostess Brands Inc, Cl A *	45,482	636
Ingredion Inc	55,800	4,561
J&J Snack Foods Corp	5,929	1,138
JM Smucker Co/The	146,711	16,141
John B Sanfilippo & Son	2,697	260
Kellogg Co	70,100	4,511
Kimberly-Clark Corp	36,000	5,114
Kroger Co/The	524,000	13,509
Lamb Weston Holdings Inc	101,568	7,386
Lancaster Colony Corp	10,814	1,499
MGP Ingredients Inc	10,044	499
PepsiCo Inc	101,667	13,939
Performance Food Group *	27,054	1,245
Philip Morris International Inc	83,767	6,360
Simply Good Foods Co/The *	3,784	110
Sysco Corp, Cl A	113,477	9,010
Tootsie Roll Industries Inc	10,276	382
Tyson Foods Inc, Cl A	267,250	23,021
Universal Corp/VA	14,233	780
Walgreens Boots Alliance Inc	205,400	11,361
Walmart Inc	187,800	22,288

		235,150

Energy — 2.4%
Arch Coal Inc	6,779	503
Baker Hughes a GE Co, Cl A	69,870	1,621
Cactus Inc, Cl A *	15,042	435
Chevron Corp	97,600	11,575

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ConocoPhillips	9,766	$557
Evolution Petroleum Corp	5,652	33
Exxon Mobil Corp	110,500	7,803
NACCO Industries Inc, Cl A	3,335	213
Par Pacific Holdings Inc *	52,627	1,203
Phillips 66	122,600	12,554
REX American Resources Corp *	2,450	187
Valero Energy Corp	96,200	8,200

		44,884

Financials — 16.1%
ACNB Corp	966	33
Aflac Inc	402,300	21,048
AGNC Investment Corp ‡	235,405	3,788
Allstate Corp/The	253,100	27,507
American Financial Group Inc/OH	177,246	19,116
American National Insurance Co	8,132	1,006
Annaly Capital Management Inc ‡	1,479,500	13,020
Apollo Commercial Real Estate Finance Inc ‡	230,444	4,418
Arch Capital Group Ltd *	217,323	9,123
Ares Commercial Real Estate Corp ‡	3,513	54
ARMOUR Residential REIT Inc ‡	39,034	654
Assured Guaranty Ltd	131,800	5,860
B. Riley Financial Inc	7,659	181
Bank of NT Butterfield & Son Ltd/The	42,948	1,273
Baycom Corp *	6,069	138
BB&T Corp	151,500	8,086
BCB Bancorp Inc	10,338	133
Berkshire Hathaway Inc, Cl B *	112,100	23,319
Blackstone Mortgage Trust Inc, Cl A ‡	34,234	1,227
Brown & Brown Inc	10,119	365
Cannae Holdings Inc *	2,601	71
Capitol Federal Financial Inc	35,726	492
Cboe Global Markets Inc	106,200	12,203
Century Bancorp Inc/MA, Cl A	1,374	120
Chimera Investment Corp ‡	367,972	7,198
Civista Bancshares Inc	4,479	97
CME Group Inc	64,757	13,686
CNA Financial Corp	79,700	3,925
Community Bankers Trust Corp	17,908	154
Community Financial	206	7
Crawford & Co, Cl A	3,960	43
Dynex Capital Inc ‡	1	—
Employers Holdings Inc	2,258	98
Enstar Group Ltd *	1,710	325
Essent Group Ltd	13,541	645
Evans Bancorp Inc	2,900	108
Exantas Capital Corp ‡	18,438	210
FactSet Research Systems Inc	5,140	1,249
FBL Financial Group Inc, Cl A	3,491	208
FGL Holdings	27,366	218
Fifth Third Bancorp	158,300	4,334

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First American Financial Corp	76,300	$4,502
First Bancshares Inc/The	1,681	54
First Business Financial Services Inc	2,957	71
First Northwest Bancorp	4,769	83
Genworth MI Canada Inc	71,000	2,821
Global Indemnity Ltd	1,290	32
Granite Point Mortgage Trust Inc ‡	27,929	523
Hanover Insurance Group Inc/The, Cl A	581	79
Hartford Financial Services Group Inc/The	69,100	4,188
HomeTrust Bancshares Inc	3,124	81
Horace Mann Educators Corp, Cl A	5,240	243
Houlihan Lokey Inc, Cl A	14,726	664
Independent Bank Corp/MI	1,552	33
Invesco Mortgage Capital Inc ‡	25,452	390
Investar Holding Corp	965	23
JPMorgan Chase & Co	48,400	5,696
Kinsale Capital Group Inc	9,511	983
KKR Real Estate Finance Trust Inc ‡	7,106	139
Loblaw Cos Ltd	110,700	6,309
MarketAxess Holdings Inc	25,400	8,318
Mercury General Corp	14,114	789
MFA Financial Inc ‡	1,495,594	11,008
Moelis & Co, Cl A	307	10
Morningstar Inc, Cl A	16,417	2,399
National Bank of Canada	145,500	7,244
National General Holdings Corp	3,563	82
Nicolet Bankshares Inc *	6,867	457
Northeast Bank	25,120	557
Ohio Valley Banc Corp	1,779	65
Old Line Bancshares Inc	14,987	435
Old Republic International Corp	25,909	611
Old Second Bancorp Inc	2,501	31
Orrstown Financial Services Inc	7,370	161
Parke Bancorp Inc	3,024	67
PCSB Financial Corp	20,853	417
Peoples Bancorp of North Carolina	595	18
PNC Financial Services Group Inc/The	52,911	7,416
Popular Inc	32,958	1,782
Preferred Bank/Los Angeles CA	1,167	61
Premier Financial Bancorp Inc	9,395	161
Progressive Corp/The	95,800	7,401
Ready Capital Corp ‡	31,292	498
Reinsurance Group of America Inc, Cl A	23,900	3,821
Riverview Bancorp Inc	15,930	118
Safety Insurance Group Inc	6,911	700
Southern National Bancorp of Virginia Inc	12,979	200
Starwood Property Trust Inc ‡	343,145	8,311
Stock Yards Bancorp Inc	1,188	44
TFS Financial Corp	35,101	633
Third Point Reinsurance Ltd *	69,515	694
Timberland Bancorp Inc/WA	15,155	417
TPG RE Finance Trust Inc ‡	40,290	799

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Travelers Cos Inc/The	38,200	$5,680
TriCo Bancshares	1,247	45
United Security Bancshares/Fresno CA	938	10
Unity Bancorp	2,310	51
US Bancorp	172,500	9,546
Veritex Holdings Inc	32,249	783
Virtu Financial Inc, Cl A	66,355	1,086
Waterstone Financial Inc	2,907	50
WR Berkley Corp	4,762	344

		295,974

Health Care — 9.0%
AbbVie Inc	100,800	7,633
Accuray Inc *	18,824	52
Amgen Inc, Cl A	39,400	7,624
Amphastar Pharmaceuticals Inc *	20,821	413
Anika Therapeutics Inc *	14,378	789
Anthem Inc	7,527	1,807
Bio-Rad Laboratories Inc, Cl A *	30,258	10,068
Bristol-Myers Squibb Co	122,500	6,212
CareDx Inc *	4,447	101
Chemed Corp	3,538	1,477
Computer Programs & Systems Inc	2,127	48
Dova Pharmaceuticals Inc *	8,193	229
Eli Lilly & Co	76,100	8,510
Emergent BioSolutions Inc *	7,254	379
Enzo Biochem Inc *	36,914	133
Gilead Sciences Inc	59,000	3,739
Haemonetics Corp *	8,613	1,087
HCA Healthcare Inc	94,000	11,320
Johnson & Johnson	223,100	28,865
LeMaitre Vascular Inc	25,195	861
Merck & Co Inc	411,701	34,657
Meridian Bioscience Inc *	11,730	111
Myriad Genetics Inc *	13,690	392
Pfizer Inc	754,300	27,102
Phibro Animal Health Corp, Cl A	24,014	512
Prestige Consumer Healthcare Inc, Cl A *	12,857	446
Quest Diagnostics Inc	12,429	1,330
Sanofi ADR	61,600	2,854
US Physical Therapy Inc	2,467	322
Veracyte Inc *	1,648	40
West Pharmaceutical Services Inc	44,144	6,261
Zynex Inc *	18,533	176

		165,550

Industrials — 10.0%
Allison Transmission Holdings Inc	215,300	10,130
BWX Technologies Inc, Cl W	98,731	5,648
Carlisle Cos Inc	34,954	5,087
Comfort Systems USA Inc	4,507	199
Cummins Inc	31,600	5,140

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Curtiss-Wright Corp	27,683	$3,581
Eaton Corp PLC	137,400	11,425
Expeditors International of Washington Inc	23,473	1,744
Forrester Research Inc *	5,899	190
General Dynamics Corp	8,579	1,568
HEICO Corp, Cl A	19,699	1,917
Heidrick & Struggles International Inc	2,695	74
Honeywell International Inc	33,106	5,602
Huntington Ingalls Industries Inc, Cl A	54,205	11,480
Insperity Inc, Cl A	10,979	1,083
Lawson Products Inc/DE *	1,300	50
Lockheed Martin Corp	31,465	12,273
Luxfer Holdings PLC	6,555	102
MSC Industrial Direct Co Inc, Cl A	12,220	886
National Presto Industries	7,018	625
Omega Flex Inc	2,851	291
Raytheon Co	117,901	23,131
Republic Services Inc	383,306	33,175
SP Plus Corp *	1,208	45
Toro Co/The	83,447	6,117
United Technologies Corp	66,500	9,079
Vectrus Inc *	17,784	723
Waste Management Inc	290,020	33,352

		184,717

Information Technology — 14.1%
Amdocs Ltd	540,205	35,713
Appfolio Inc, Cl A *	1,355	129
Apple Inc	40,600	9,093
Automatic Data Processing Inc	58,196	9,394
Avnet Inc	87,000	3,870
Booz Allen Hamilton Holding Corp, Cl A	164,651	11,694
CACI International Inc, Cl A *	1,386	321
Canon Inc ADR	130,800	3,492
CDK Global Inc	276,121	13,279
CDW Corp/DE	37,815	4,660
Cisco Systems Inc	537,800	26,573
Corning Inc, Cl B	120,900	3,448
CSG Systems International Inc	6,102	315
Diodes Inc *	4,562	183
Ebix Inc	17,229	725
F5 Networks Inc, Cl A *	41,500	5,828
FLIR Systems Inc	49,796	2,619
Genpact Ltd	286,038	11,084
Intel Corp	440,000	22,673
International Business Machines Corp	90,300	13,132
Jack Henry & Associates Inc	8,332	1,216
ManTech International Corp/VA, Cl A	7,235	517
Maxim Integrated Products Inc	5,347	310
Motorola Solutions Inc	96,239	16,400
MTS Systems Corp, Cl A	6,845	378
National Instruments Corp	159,262	6,687

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NVE Corp	2,484	$165
Oracle Corp, Cl B	424,000	23,333
Paychex Inc	154,102	12,755
Perspecta Inc	5,323	139
PRGX Global Inc *	8,673	45
Science Applications International Corp	14,109	1,232
SecureWorks Corp, Cl A *	13,359	173
SPS Commerce Inc *	6,416	302
Sykes Enterprises Inc *	5,752	176
SYNNEX Corp	8,285	935
TTEC Holdings Inc	5,995	287
Western Union Co/The	715,900	16,587

		259,862

Materials — 3.7%
AptarGroup Inc	21,713	2,572
Ardagh Group SA, Cl A	42,071	660
Eastman Chemical Co	71,600	5,286
Ecolab Inc	60,266	11,935
Gold Resource Corp	161,019	491
Hawkins Inc	3,939	167
Materion Corp	2,815	173
NewMarket Corp	169	80
Newmont Goldcorp Corp	190,909	7,239
Reliance Steel & Aluminum Co	25,749	2,566
Royal Gold Inc, Cl A	79,509	9,796
Scotts Miracle-Gro Co/The, Cl A	2,584	263
Sealed Air Corp	165,200	6,858
Silgan Holdings Inc	165,800	4,980
Sonoco Products Co	197,220	11,480
Valvoline Inc	144,077	3,174

		67,720

Real Estate — 3.9%
American Tower Corp, Cl A ‡	24,570	5,433
Apple Hospitality Inc ‡	203,465	3,374
Brixmor Property Group Inc ‡	246,300	4,997
CareTrust REIT Inc ‡	7,633	179
CoreCivic Inc ‡	48,641	841
Gaming and Leisure Properties Inc ‡	239,900	9,174
GEO Group Inc/The ‡	17,610	305
Global Medical REIT Inc ‡	8,999	103
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	10,173	297
Mack-Cali Realty Corp ‡	24,647	534
National Health Investors Inc ‡	62,456	5,146
Omega Healthcare Investors Inc ‡	144,000	6,018
One Liberty Properties Inc ‡	2,004	55
Piedmont Office Realty Trust, Cl A ‡	273,000	5,700
PS Business Parks Inc ‡	10,142	1,845
Retail Properties of America Inc, Cl A ‡	413,000	5,088
RMR Group Inc/The, Cl A ‡	528	24

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Terreno Realty Corp ‡	36,552	$1,868
VEREIT Inc ‡	907,500	8,875
VICI Properties Inc ‡	493,610	11,180

		71,036

Utilities — 10.0%
ALLETE	14,408	1,259
Ameren Corp	29,731	2,380
American Electric Power Co Inc	172,521	16,163
Atlantic Power Corp *	124,958	292
Avista Corp	21,867	1,059
CenterPoint Energy Inc	40,112	1,211
Chesapeake Utilities Corp	11,351	1,082
CMS Energy Corp	168,002	10,744
Consolidated Edison Inc	81,052	7,657
Dominion Energy Inc	13,202	1,070
DTE Energy Co	145,994	19,411
Edison International	89,800	6,773
Entergy Corp	176,000	20,655
Exelon Corp	520,300	25,136
FirstEnergy Corp	203,000	9,791
Hawaiian Electric Industries Inc	107,565	4,906
IDACORP Inc, Cl A	14,400	1,622
MGE Energy Inc	18,546	1,481
New Jersey Resources Corp	1,105	50
NextEra Energy Inc	27,503	6,408
Northwest Natural Holding Co	24,258	1,731
NorthWestern Corp	16,836	1,264
ONE Gas Inc	14,901	1,432
Pinnacle West Capital Corp	149,190	14,482
PNM Resources Inc	21,327	1,111
Portland General Electric Co	192,739	10,865
Public Service Enterprise Group Inc	73,500	4,563
Southwest Gas Holdings Inc	10,010	911
Spire	17,848	1,557
Unitil Corp	22,335	1,417
Xcel Energy Inc	73,619	4,777

		183,260

Total Common Stock (Cost $1,481,403) ($ Thousands)		1,788,251

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Concluded)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	44,041,113	$44,041

Total Cash Equivalent (Cost $44,041) ($ Thousands)		44,041

Total Investments in Securities — 99.7% (Cost $1,525,444) ($ Thousands)		$1,832,292

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	162	Dec-2019	$24,369	$24,126	$(243)

Percentages are based on Net Assets of $1,838,132 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

ADR — American Depositary Receipt

Cl — Class

Ltd — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,788,251	—	—	1,788,251
Cash Equivalent	44,041	—	—	44,041

Total Investments in Securities	1,832,292	—	—	1,832,292

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Depreciation	(243)	—	—	(243)

Total Other Financial Instruments	(243)	—	—	(243)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$28,046	$545,510	$(529,515)	$—	$—	$44,041	44,041,113	$780	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Australia — 3.4%
Alumina Ltd	632,161	$1,010
Aurizon Holdings Ltd	718,932	2,861
Boral Ltd	480,478	1,565
Cochlear Ltd	16,764	2,353
Computershare Ltd	211,296	2,302
Crown Resorts Ltd	55,866	454
CSL Ltd	19,685	3,103
Evolution Mining Ltd	75,941	232
Flight Centre Travel Group Ltd	33,122	1,063
Fortescue Metals Group Ltd	565,628	3,357
Harvey Norman Holdings Ltd	90,443	276
Insurance Australia Group Ltd	78,170	417
Newcrest Mining Ltd	405,260	9,498
Regis Resources Ltd	136,357	451
Rio Tinto Ltd	114,449	7,153
South32 Ltd	308,968	546
Tabcorp Holdings Ltd	591,215	1,934
Telstra Corp Ltd, Cl B	2,028,143	4,801
Woolworths Group Ltd	24,171	608

		43,984

Austria — 0.4%
Agrana Beteiligungs AG	16,203	299
Erste Group Bank AG	24,712	817
EVN AG	17,488	308
Oberbank AG	594	62
Oesterreichische Post AG	38,992	1,369
Telekom Austria AG, Cl A	44,848	326
Verbund AG	39,403	2,156

		5,337

Belgium — 0.5%
Ageas	41,535	2,304
Colruyt SA	45,802	2,510
Proximus SADP	62,398	1,854

		6,668

Bermuda — 0.9%
Arch Capital Group Ltd *	66,836	2,806
Everest Re Group Ltd	15,050	4,005
RenaissanceRe Holdings Ltd	25,124	4,860

		11,671

Canada — 7.4%
Atco Ltd/Canada, Cl I	95,251	3,488
Automotive Properties Real Estate Investment Trust ‡	4,161	35
B2Gold Corp *	446,843	1,455
Bank of Montreal	93,917	6,922
BCE Inc	218,926	10,598
Canadian Imperial Bank of Commerce	17,668	1,459
Canadian Utilities Ltd, Cl A	127,486	3,760
Centerra Gold Inc *	238,633	2,029

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CGI Inc, Cl A *	56,900	$4,502
Constellation Software Inc/Canada	5,000	4,997
Cronos Group Inc *	15,200	137
CT Real Estate Investment Trust ‡	11,300	128
Detour Gold Corp *	123,463	1,814
Dundee Precious Metals Inc *	96,700	326
Emera Inc	63,300	2,781
Empire Co Ltd, Cl A	38,100	1,032
Fairfax Financial Holdings Ltd	6,000	2,647
George Weston Ltd	30,139	2,537
Gran Colombia Gold Corp *	17,200	65
Guyana Goldfields Inc *	103,600	74
H&R Real Estate Investment Trust	113,400	1,981
Hydro One Ltd	35,600	658
IGM Financial Inc	1,900	54
IMAX Corp *	1,800	40
Kinross Gold Corp *	487,500	2,246
Kirkland Lake Gold Ltd	133,554	5,987
Loblaw Cos Ltd	87,500	4,987
Metro Inc/CN, Cl A	35,600	1,568
Morguard Real Estate Investment Trust ‡	5,637	50
National Bank of Canada	38,200	1,902
OceanaGold Corp	461,397	1,206
Open Text Corp	57,000	2,326
Osisko Gold Royalties Ltd	163,100	1,516
Power Financial Corp	49,700	1,153
RioCan Real Estate Investment Trust ‡	142,000	2,829
Rogers Communications Inc, Cl B	135,100	6,585
Roxgold Inc *	46,300	37
Royal Bank of Canada	58,300	4,732
SEMAFO Inc *	132,009	424
Shaw Communications Inc, Cl B	7,000	138
SmartCentres Real Estate Investment Trust ‡	30,900	758
SSR Mining Inc *	54,437	790
Stantec Inc	3,900	86
TELUS Corp	3,100	110
Teranga Gold Corp *	19,600	72
Torex Gold Resources Inc *	87,374	1,084
True North Commercial Real Estate Investment Trust ‡	15,900	83

		94,188

Denmark — 0.8%
Carlsberg A/S, Cl B	66,759	9,870
H Lundbeck A/S, Cl H	3	—

		9,870

Finland — 0.2%
Orion OYJ, Cl B	64,192	2,395

France — 1.3%
Aeroports de Paris, Cl A	1,154	206
Caisse Regionale de Credit Agricole Mutuel Nord de France	453	14

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dassault Aviation SA	128	$181
Engie SA	280,727	4,585
Eutelsat Communications SA	107,660	2,004
Orange SA	80,612	1,265
SCOR SE	6,564	271
Veolia Environnement SA	330,071	8,370

		16,896

Germany — 1.5%
adidas AG	19,855	6,183
Carl Zeiss Meditec AG	2,643	302
Deutsche Telekom AG	359,122	6,027
Fraport AG Frankfurt Airport Services Worldwide	1,013	86
McKesson Europe AG	874	25
METRO AG	225,337	3,557
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,594	1,448
MVV Energie AG	2,427	70
RHOEN-KLINIKUM AG	27,193	609
RTL Group SA (A)	15,264	734

		19,041

Guernsey — 0.3%
Amdocs Ltd	52,141	3,447

Hong Kong — 4.0%
ASM Pacific Technology Ltd	94,600	1,155
CK Hutchison Holdings Ltd	79,000	697
CK Infrastructure Holdings Ltd	667,000	4,488
CLP Holdings Ltd, Cl B	1,496,656	15,722
HK Electric Investments & HK Electric Investments Ltd	1,783,500	1,699
HKT Trust & HKT Ltd	4,015,000	6,371
Hong Kong & China Gas Co Ltd	896,500	1,747
Hysan Development Co Ltd	56,000	226
Langham Hospitality Investments and Langham Hospitality Investments Ltd ‡	425,500	118
Link ‡	656,500	7,240
Miramar Hotel & Investment	49,000	92
MTR Corp Ltd	609,000	3,418
PCCW Ltd	1,634,000	917
Power Assets Holdings Ltd	376,500	2,528
Regal Hotels International Holdings Ltd	378,000	200
Techtronic Industries Co Ltd	199,000	1,385
Vitasoy International Holdings Ltd	258,000	1,045
Yue Yuen Industrial Holdings Ltd	593,500	1,624

		50,672

Ireland — 0.1%
Jazz Pharmaceuticals PLC *	11,545	1,479

Israel — 1.8%
Bank Hapoalim BM	889,418	7,015
Bank Leumi Le-Israel BM	1,518,135	10,803

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FIBI Holdings Ltd	1,678	$54
Israel Discount Bank Ltd, Cl A	1,058,914	4,653
Isras Investment Co Ltd	193	40
Mediterranean Towers Ltd	19,905	53
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	624	35

		22,653

Italy — 0.6%
A2A SpA	231,648	425
Assicurazioni Generali SpA	63,769	1,236
Enel SpA	292,187	2,183
Hera SpA	610,398	2,506
Iren SpA	535,412	1,562
Orsero SpA	4,900	34

		7,946

Japan — 10.2%
ABC-Mart Inc, Cl H	27,400	1,742
Aeon Hokkaido Corp	41,700	290
AEON REIT Investment Corp ‡	400	551
Ahjikan Co Ltd	2,176	15
Ajinomoto Co Inc	24,500	462
Alpen Co Ltd	12,369	195
Amiyaki Tei Co Ltd	900	29
Aohata Corp	2,900	64
Araya Industrial Co Ltd	2,600	35
Arcland Sakamoto Co Ltd	3,713	43
Astellas Pharma Inc	120,200	1,711
Atsugi Co Ltd	11,750	91
Can Do Co Ltd	4,000	60
Canon Inc	144,500	3,854
C’BON COSMETICS Co Ltd	1,100	24
Chubu Electric Power Co Inc	76,200	1,103
Chugoku Electric Power Co Inc/The	49,092	631
Chukyo Bank Ltd/The	1,700	33
Computer Institute of Japan Ltd	14,700	113
Create Medic Co Ltd	6,200	56
Daiwa Office Investment Corp ‡	11	85
DCM Holdings Co Ltd	35,700	350
DyDo Group Holdings Inc	35,090	1,430
EDION Corp	3,000	29
FALCO HOLDINGS Co Ltd	3,400	51
Frontier Real Estate Investment Corp ‡	166	707
Fujiya Co Ltd	19,300	363
Fukuoka REIT Corp ‡	38	65
G-7 Holdings Inc, Cl 7	8,767	247
Hitachi Ltd	8,541	318
Hokkaido Electric Power Co Inc	5,600	29
Hokkaido Gas Co Ltd	5,200	73
Hoya Corp	52,900	4,317
Ichigo Hotel REIT Investment Corp ‡	249	298

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrial & Infrastructure Fund Investment Corp ‡	229	$329
Itochu-Shokuhin Co Ltd	2,003	81
Japan Excellent Inc ‡	611	997
Japan Logistics Fund Inc ‡	228	564
Japan Oil Transportation Co Ltd	2,100	55
Japan Post Bank Co Ltd	122,300	1,185
Japan Post Holdings Co Ltd	924,500	8,511
Japan Prime Realty Investment Corp, Cl A ‡	121	574
Japan Rental Housing Investments Inc ‡	888	818
Japan Retail Fund Investment Corp, Cl A	189	400
Japan Tobacco Inc	192,900	4,223
J-Oil Mills Inc	1,400	53
Kadoya Sesame Mills Inc	879	29
Kakaku.com Inc	70,400	1,731
Kaken Pharmaceutical Co Ltd	800	37
Kakiyasu Honten Co Ltd	8,310	162
Kato Sangyo Co Ltd	29,100	902
KDDI Corp	365,900	9,564
Kenedix Retail REIT Corp ‡	351	879
Key Coffee Inc	1,300	26
KFC Holdings Japan Ltd	1,300	28
King Jim Co Ltd	13,600	106
Kohnan Shoji Co Ltd	37,946	838
Konica Minolta Inc	262,200	1,824
Kurimoto Ltd	4,600	64
Kyokuyo Co Ltd	8,000	206
KYORIN Holdings Inc	104,700	1,733
Kyushu Electric Power Co Inc	102,300	966
Kyushu Railway Co	88,800	2,831
LaSalle Logiport REIT ‡	43	62
Marimo Regional Revitalization REIT Inc ‡	31	36
Marubeni Corp	165,700	1,100
McDonald’s Holdings Co Japan Ltd	10,300	498
Medipal Holdings Corp	118,800	2,645
Mitsubishi Estate Logistics REIT Investment Corp ‡	113	360
Mitsubishi Tanabe Pharma Corp	44,400	487
Mitsui & Co Ltd	77,100	1,261
Miyoshi Oil & Fat Co Ltd	16,300	177
Mizuho Financial Group Inc	6,066,100	9,295
Mochida Pharmaceutical Co Ltd	8,600	329
Mori Trust Sogo Reit Inc ‡	681	1,221
Morozoff Ltd	1,100	50
MS&AD Insurance Group Holdings Inc	40,400	1,308
Musashi Co Ltd	2,400	43
Nagoya Railroad Co Ltd	8,300	248
Nakayama Steel Works Ltd	6,300	26
Nippon BS Broadcasting Corp	1,700	17
Nippon Building Fund Inc	97	745
Nippon Express Co Ltd	7,300	372
Nippon Flour Mills Co Ltd	73,334	1,146

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nippon Kanzai Co Ltd	4,500	$78
Nippon Telegraph & Telephone Corp	198,600	9,475
Nisshin Oillio Group Ltd/The	21,352	670
NJS Co Ltd	2,600	41
NTT DOCOMO Inc	396,400	10,098
Ohsho Food Service Corp	9,200	595
Okinawa Cellular Telephone Co	800	26
Okinawa Electric Power Co Inc/The	66,112	1,040
Ooedo Onsen Reit Investment Corp ‡	36	31
Oracle Corp Japan	46,700	4,049
Orix JREIT Inc ‡	108	236
Otsuka Corp	1,800	72
OUG Holdings Inc	3,000	76
Premier Investment Corp ‡	337	495
Rhythm Watch Co Ltd	1,900	18
Ricoh Co Ltd	298,200	2,685
San Holdings Inc	3,800	38
Sankyo Co Ltd	13,500	464
Seven & i Holdings Co Ltd	124,900	4,775
SG Holdings Co Ltd	64,000	1,566
Shofu Inc	6,400	88
Showa Sangyo Co Ltd	5,700	162
SKY Perfect JSAT Holdings Inc	20,400	82
Softbank Corp	124,000	1,680
SRS Holdings Co Ltd	7,800	74
St Marc Holdings Co Ltd	3,200	70
Star Asia Investment Corp ‡	453	489
Starts Proceed Investment Corp, Cl A ‡	264	503
Step Co Ltd	4,400	58
Sumitomo Mitsui Financial Group Inc	53,100	1,815
Taiko Pharmaceutical Co Ltd	19,400	443
Ten Allied Co Ltd *	5,900	24
Toho Holdings Co Ltd	53,700	1,243
Tohoku Electric Power Co Inc	76,700	748
Tokyo Electric Power Co Holdings Inc *	603,100	2,952
Tokyo Theatres Co Inc ‡	2,100	27
Tokyu Recreation Co Ltd	800	37
Tokyu REIT Inc ‡	163	310
Tosei Reit Investment Corp ‡	160	204
Toyo Suisan Kaisha Ltd	19,000	761
Unicafe Inc	6,400	59
Vital KSK Holdings Inc	59,400	575
XYMAX REIT Investment Corp ‡	129	156
Yamada Denki Co Ltd	174,100	843
Yashima Denki Co Ltd	4,366	35

		130,572

Netherlands — 0.0%
ABN AMRO Bank NV	26,083	460

New Zealand — 1.7%
Abano Healthcare Group Ltd	3,951	12
Argosy Property Ltd ‡	271,927	250

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arvida Group Ltd	42,943	$40
Auckland International Airport Ltd	111,043	637
Chorus Ltd	24,980	79
Contact Energy Ltd	956,943	5,124
EBOS Group Ltd	8,245	129
Fisher & Paykel Healthcare Corp Ltd	496,481	5,386
Fletcher Building Ltd	431,996	1,395
Goodman Property Trust	891,980	1,239
Kathmandu Holdings Ltd	27,874	53
Kiwi Property Group Ltd ‡	830,040	869
Mainfreight Ltd	3,460	87
Mercury NZ Ltd	458,055	1,439
Metlifecare Ltd	42,312	118
Oceania Healthcare Ltd	96,389	62
Property for Industry Ltd ‡	117,025	176
Restaurant Brands New Zealand Ltd	32,005	227
Ryman Healthcare Ltd	98,498	821
Sanford Ltd/NZ	10,470	45
Spark New Zealand Ltd	1,243,840	3,440
Stride Property Group ‡	82,207	120
Summerset Group Holdings Ltd	3,192	13
Trustpower Ltd	30,153	156
Vector Ltd	94,500	213
Vital Healthcare Property Trust ‡	17,234	29
Warehouse Group Ltd/The	38,887	61

		22,220

Norway — 1.7%
Mowi ASA	50,189	1,159
Olav Thon Eiendomsselskap ASA ‡	1,713	27
Orkla ASA	1,121,459	10,215
Telenor ASA	509,045	10,228

		21,629

Portugal — 0.1%
REN - Redes Energeticas Nacionais SGPS SA	426,813	1,191

Singapore — 1.2%
Ascendas Real Estate Investment Trust ‡	1,173,300	2,647
CapitaLand Commercial Trust	708,100	1,060
CapitaLand Mall Trust ‡	2,038,300	3,877
ComfortDelGro Corp Ltd	672,000	1,166
Fraser and Neave Ltd	20,400	26
IREIT Global ‡	88,100	48
Jardine Matheson Holdings Ltd	3,608	193
SATS Ltd	315,400	1,104
Sheng Siong Group Ltd	1,008,196	809
Singapore Airlines Ltd	800	5
Singapore Exchange Ltd	193,600	1,186
Singapore Press Holdings Ltd	110,500	166
Singapore Technologies Engineering Ltd	381,800	1,060
SPH REIT ‡	614,603	484
Venture Corp Ltd	24,900	276

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yangzijiang Shipbuilding Holdings Ltd	2,581,000	$1,792

		15,899

Spain — 0.0%
Bankinter SA	26,010	164
Iberdrola SA	2,450	26

		190

Sweden — 1.7%
AAK AB	25,540	496
Axfood AB	308,875	6,569
ICA Gruppen AB	286,289	13,243
Industrivarden AB, Cl C	2,700	59
Swedish Match AB	30,972	1,282

		21,649

Switzerland — 5.7%
Allreal Holding AG, Cl A	17,384	3,344
BKW AG	15,320	1,139
Chocoladefabriken Lindt & Spruengli AG	440	3,629
Emmi AG	95	78
Intershop Holding AG	178	96
Lastminute.com NV *	1,582	61
Nestle SA	100,371	10,899
Novartis AG	98,011	8,506
Orior AG	749	64
Plazza AG ‡	133	34
PSP Swiss Property AG	15,995	2,032
Roche Holding AG	55,951	16,297
Schindler Holding AG	10,623	2,378
Sonova Holding AG	19,906	4,631
Swiss Life Holding AG	7,852	3,757
Swiss Prime Site AG	21,753	2,130
Swisscom AG	22,869	11,291
Tamedia AG	491	49
Valora Holding AG	4,818	1,307
Zurich Insurance Group AG	3,705	1,419

		73,141

United Kingdom — 2.2%
Auto Trader Group PLC	164,283	1,032
Britvic PLC	516,162	6,256
Centrica PLC	1,110,510	1,009
Diageo PLC	187,565	7,704
easyJet PLC	2	—
Empiric Student Property PLC	116,670	134
Evraz PLC	90,768	523
GCP Student Living PLC ‡	47,769	101
Greggs PLC	47,596	1,226
Halma PLC	15,442	375
Impact Healthcare Reit PLC ‡	20,013	27
National Grid PLC	479,931	5,216
Next PLC, Cl A	1,214	92
Pan African Resources PLC	83,787	12

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Secure Income REIT Plc ‡	31,630	$176
Standard Life Aberdeen PLC	109,782	387
Target Healthcare REIT PLC ‡	45,895	65
Tate & Lyle PLC	82,942	752
TUI AG	2	—
Warehouse Reit PLC ‡	35,892	46
Wm Morrison Supermarkets PLC	1,421,302	3,508

		28,641

United States — 50.0%

Communication Services — 3.1%
Altice USA Inc, Cl A *	40,731	1,168
AT&T Inc	124,484	4,710
ATN International Inc	5,459	319
Comcast Corp, Cl A	84,333	3,802
Discovery Inc, Cl A *	19,829	528
Emerald Expositions Events Inc	5,875	57
Interpublic Group of Cos Inc/The	17,315	373
John Wiley & Sons Inc, Cl A	27,837	1,223
Liberty Media Corp-Liberty Braves *	10,739	298
Live Nation Entertainment Inc *	6,947	461
Marcus Corp/The	24,058	890
MSG Networks Inc *	24,794	402
New Media Investment Group Inc	111,488	982
News Corp, Cl A	260,485	3,626
Omnicom Group Inc	40,185	3,146
Reading International Inc, Cl A *	9,570	114
Scholastic Corp, Cl B	51,376	1,940
Telephone & Data Systems Inc	88,955	2,295
Verizon Communications Inc	156,710	9,459
Walt Disney Co/The	26,460	3,448

		39,241

Consumer Discretionary — 7.9%
Acushnet Holdings Corp	22,194	586
America’s Car-Mart Inc/TX *	4,894	449
AutoZone Inc *	409	444
Career Education Corp *	7,674	122
Carriage Services Inc	4,720	96
Churchill Downs Inc	14,311	1,767
Columbia Sportswear Co	62,011	6,008
Darden Restaurants Inc	51,450	6,082
Deckers Outdoor Corp *	14,092	2,077
Denny’s Corp, Cl A *	20,422	465
Dollar General Corp	25,514	4,055
Domino’s Pizza Inc	22,395	5,478
eBay Inc	128,221	4,998
Gap Inc/The	43,208	750
Genuine Parts Co	45,782	4,559
Graham Holdings Co, Cl B	3,224	2,139
Hasbro Inc	11,562	1,372
Haverty Furniture Cos Inc	9,272	188
Home Depot Inc/The	57,483	13,337

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
International Speedway Corp, Cl A	12,485	$562
K12 Inc *	31,709	837
Lululemon Athletica Inc *	23,428	4,511
McDonald’s Corp	28,214	6,058
NIKE Inc, Cl B	13,906	1,306
Ross Stores Inc	29,304	3,219
Service Corp International/US	86,584	4,140
ServiceMaster Global Holdings Inc *	6,024	337
Target Corp, Cl A	32,257	3,449
TJX Cos Inc/The	83,252	4,640
Ulta Beauty Inc *	16,595	4,160
VF Corp	8,833	786
Yum! Brands Inc	104,707	11,877

		100,854

Consumer Staples — 9.9%
Archer-Daniels-Midland Co	29,351	1,205
Brown-Forman Corp, Cl B	6	—
Casey’s General Stores Inc	3,598	580
Church & Dwight Co Inc	31,244	2,351
Clorox Co/The	21,082	3,202
Coca-Cola Co/The	250,759	13,651
Coca-Cola European Partners PLC	159,839	8,863
Colgate-Palmolive Co	148,727	10,933
Costco Wholesale Corp	38,004	10,949
Estee Lauder Cos Inc/The, Cl A	25,548	5,083
Herbalife Nutrition Ltd *	15,188	575
Hershey Co/The	53,401	8,277
Inter Parfums Inc	2,427	170
J&J Snack Foods Corp	19,712	3,785
John B Sanfilippo & Son Inc	6,297	608
Kimberly-Clark Corp	16,959	2,409
Lancaster Colony Corp	21,609	2,996
PepsiCo Inc	116,222	15,934
Procter & Gamble Co/The	112,730	14,021
Sysco Corp, Cl A	73,373	5,826
USANA Health Sciences Inc *	44,468	3,041
Walmart Inc	63,518	7,538
WD-40 Co	16,810	3,085

		125,082

Financials — 10.4%
1st Source Corp	750	34
Aflac Inc	95,239	4,983
American Business Bank *	1,245	42
American Equity Investment Life Holding Co	17,763	430
American Financial Group Inc/OH	42,549	4,589
Apollo Commercial Real Estate Finance Inc ‡	1,294	25
Ares Commercial Real Estate Corp ‡	61,081	930
Associated Banc-Corp	42,430	859
BancFirst Corp	2,033	113
Bancorp Inc/The *	12,704	126
Bank of America Corp	285,195	8,319

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bank of Hawaii Corp	5,867	$504
BankFinancial Corp	10,739	128
Banner Corp	14,815	832
BlackRock TCP Capital Corp	142,084	1,926
Boston Private Financial Holdings Inc	16,005	187
Brookline Bancorp Inc, Cl A	23,815	351
Bryn Mawr Bank Corp	1,455	53
Capitol Federal Financial Inc	15,001	207
Capstead Mortgage Corp ‡	63,927	470
Carter Bank & Trust *	2,566	48
Cathay General Bancorp	14,885	517
CBTX Inc	6,107	170
Central Pacific Financial Corp	33,961	965
Cincinnati Financial Corp	12,629	1,473
CIT Group Inc	40,426	1,832
Citizens Financial Group Inc	77,210	2,731
CNA Financial Corp	12,203	601
Columbia Financial Inc *	28,276	446
Comerica Inc	23,608	1,558
Commerce Bancshares Inc/MO	27,077	1,642
ConnectOne Bancorp Inc	8,148	181
CVB Financial Corp	9,753	204
Dime Community Bancshares Inc	16,485	353
Employers Holdings Inc	10,752	469
Enterprise Financial Services Corp	6,184	252
Erie Indemnity Co, Cl A	6,739	1,251
ESSA Bancorp Inc	1,559	26
Exantas Capital Corp ‡	6,831	78
FB Financial Corp	906	34
Fidus Investment Corp	10,855	161
Fifth Third Bancorp	91,524	2,506
First Bancorp/Southern Pines NC	4,821	173
First Choice Bancorp	1,104	24
First Commonwealth Financial Corp	10,011	133
First Defiance Financial Corp	2,577	75
First Hawaiian Inc	15,552	415
First Interstate BancSystem Inc, Cl A	7,895	318
First Merchants Corp	2,939	111
First Northwest Bancorp	5,208	90
Flagstar Bancorp Inc	22,057	824
FNB Corp/PA	12,123	140
Fulton Financial Corp	29,038	470
Garrison Capital Inc	1,325	9
German American Bancorp Inc	2,327	75
Glacier Bancorp Inc, Cl A	3,292	133
Globe Life Inc	85,042	8,144
Granite Point Mortgage Trust Inc ‡	5,019	94
Great Southern Bancorp Inc	1,400	80
Hanover Insurance Group Inc/The, Cl A	3,289	446
Hartford Financial Services Group Inc/The	47,284	2,866
Hilltop Holdings Inc	19,592	468
HomeTrust Bancshares Inc	9,115	238

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hope Bancorp Inc	5,253	$75
IBERIABANK Corp	17,495	1,322
Independent Bank Corp/MI	8,371	178
Investors Bancorp Inc	9,252	105
JPMorgan Chase & Co	32,531	3,829
Kearny Financial Corp/MD	89,580	1,168
KKR Real Estate Finance Trust Inc ‡	34,067	665
Lakeland Bancorp Inc	8,732	135
Lakeland Financial Corp	5,936	261
Lincoln National Corp	157,367	9,492
Loews Corp	56,354	2,901
M&T Bank Corp	1,678	265
Meridian Bancorp Inc	29,304	549
MetLife Inc	62,764	2,960
MGIC Investment Corp	28,982	365
National Bank Holdings Corp, Cl A	4,649	159
National Western Life Group Inc, Cl A	1,518	407
NBT Bancorp Inc	3,677	135
Nelnet Inc, Cl A	1,432	91
Northfield Bancorp Inc	5,733	92
Northwest Bancshares Inc	163,981	2,688
Oaktree Strategic Income Corp	7,492	62
Oritani Financial Corp	36,945	654
PCB Bancorp	1,707	28
PCSB Financial Corp	63	1
PennantPark Floating Rate Capital Ltd	583	7
PennyMac Mortgage Investment Trust ‡	35,389	787
Peoples Bancorp Inc/OH	2,564	82
Provident Financial Services Inc	43,669	1,071
Prudential Financial Inc	87,087	7,833
Radian Group Inc	60,020	1,371
Regions Financial Corp	16,223	257
Reinsurance Group of America Inc, Cl A	20,140	3,220
Solar Capital Ltd	10,261	212
Solar Senior Capital Ltd	2,527	45
Southside Bancshares Inc	2,700	92
Starwood Property Trust Inc ‡	302,011	7,315
State Auto Financial Corp	1,519	49
Stock Yards Bancorp Inc	5,834	214
Territorial Bancorp Inc	3,073	88
TPG Specialty Lending Inc	23,857	501
TriCo Bancshares	6,111	222
TrustCo Bank Corp NY	19,251	157
Trustmark Corp	36,740	1,253
Umpqua Holdings Corp	8,905	147
United Community Banks Inc/GA	18,320	519
Univest Financial Corp	4,517	115
US Bancorp	135,984	7,525
Voya Financial Inc	118,461	6,449
Washington Federal Inc	64,649	2,391
Washington Trust Bancorp Inc	1,200	58
Waterstone Financial Inc	32,469	558

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WesBanco Inc	3,455	$129
Westamerica Bancorporation	1,654	103
Western Alliance Bancorp	15,455	712
Wintrust Financial Corp	4,791	310
WR Berkley Corp	3,038	219
Zions Bancorp NA	40,997	1,825

		132,355

Health Care — 7.0%
Amphastar Pharmaceuticals Inc *	5,751	114
Anthem Inc	27,108	6,509
Bio-Rad Laboratories Inc, Cl A *	158	53
Chemed Corp	30,669	12,806
Cigna Corp	22,569	3,426
Computer Programs & Systems Inc	12,800	289
Danaher Corp, Cl A	56,869	8,214
DENTSPLY SIRONA Inc	23,689	1,263
Encompass Health Corp	116,978	7,402
Genomic Health Inc *	17,279	1,172
Hanger Inc *	5,288	108
HCA Healthcare Inc	22,455	2,704
Humana Inc	23,517	6,013
Innoviva Inc *	2,188	23
Masimo Corp *	18,559	2,761
Medtronic PLC	37,532	4,077
Merck & Co Inc	25,311	2,131
Meridian Bioscience Inc	6,639	63
Mettler-Toledo International Inc *	2,732	1,924
National HealthCare Corp	12,906	1,056
Orthofix Medical Inc *	20,777	1,102
Phibro Animal Health Corp, Cl A	10,828	231
Prestige Consumer Healthcare Inc, Cl A *	54,592	1,894
Quest Diagnostics Inc	32,810	3,512
STERIS PLC	21,775	3,146
UnitedHealth Group Inc	8,602	1,869
Universal Health Services Inc, Cl B	61,528	9,152
US Physical Therapy Inc	638	83
Varian Medical Systems Inc *	15,782	1,879
Zoetis Inc, Cl A	29,375	3,660

		88,636

Industrials — 2.9%
Brady Corp, Cl A	32,676	1,733
CH Robinson Worldwide Inc	15,080	1,278
Cintas Corp	7,450	1,997
Comfort Systems USA Inc	2,261	100
Delta Air Lines Inc, Cl A	9,801	565
EMCOR Group Inc	5,749	495
Ennis Inc	7,478	151
HEICO Corp	1,447	181
HEICO Corp, Cl A	10,654	1,037
Herman Miller Inc	19,112	881
HNI Corp	5,226	186

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Knoll Inc, Cl B	3,759	$95
Lockheed Martin Corp	22,413	8,742
ManpowerGroup Inc	8,240	694
McGrath RentCorp	9,491	660
MSA Safety Inc	2,298	251
Republic Services Inc	76,769	6,644
Resources Connection Inc	4,600	78
Steelcase Inc, Cl A	9,057	167
Teledyne Technologies Inc *	1,312	422
Tetra Tech Inc	2,173	189
TrueBlue Inc *	5,362	113
Viad Corp	1,600	107
Waste Management Inc	82,904	9,534
WESCO International Inc *	6,310	301

		36,601

Information Technology — 4.3%
ADTRAN Inc	17,466	198
Agilysys Inc *	5,251	134
Booz Allen Hamilton Holding Corp, Cl A	50,119	3,559
CACI International Inc, Cl A *	12,356	2,857
Ciena Corp *	23,280	913
Cisco Systems Inc	16,985	839
Citrix Systems Inc	85,329	8,236
CSG Systems International Inc	14,328	740
Daktronics Inc	10,459	77
F5 Networks Inc, Cl A *	22,162	3,112
Genpact Ltd	34,974	1,355
Juniper Networks Inc	86,617	2,144
ManTech International Corp/VA, Cl A	500	36
MAXIMUS Inc	19,738	1,525
Microsoft Corp	41,113	5,716
MicroStrategy Inc, Cl A *	1,873	278
Model N Inc *	9,290	258
Monotype Imaging Holdings Inc	1,604	32
Motorola Solutions Inc	48,448	8,256
Oracle Corp, Cl B	22,364	1,231
Progress Software Corp	18,481	703
SPS Commerce Inc *	8,934	421
Sykes Enterprises Inc *	18,157	556
Synopsys Inc *	6,933	952
VeriSign Inc *	14,172	2,673
Western Union Co/The	358,978	8,318

		55,119

Materials — 1.4%
Kaiser Aluminum Corp	17,025	1,685
Leagold Mining Corp *	14,241	27
Materion Corp	41,209	2,529
Newmont Goldcorp Corp	83,946	3,183
Reliance Steel & Aluminum Co	66,533	6,631
Royal Gold Inc, Cl A	26,839	3,307

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Silgan Holdings Inc	6,321	$190

		17,552

Real Estate — 0.0%
Equity Commonwealth ‡	2,556	88

Utilities — 3.6%
ALLETE Inc	1,628	142
Ameren Corp	27,983	2,240
Avista Corp	34,613	1,677
Black Hills Corp, Cl A	19,043	1,461
CenterPoint Energy Inc	274,193	8,275
DTE Energy Co	56,193	7,471
Evergy Inc	37,252	2,480
Exelon Corp	46,979	2,270
Hawaiian Electric Industries Inc	135,339	6,173
IDACORP Inc, Cl A	5,959	671
MDU Resources Group Inc	67,994	1,917
NorthWestern Corp	9,070	681
Otter Tail Corp	1,428	77
Pinnacle West Capital Corp	3,359	326
Portland General Electric Co	24,530	1,383
Southern Co/The	122,445	7,563
Unitil Corp	5,156	327

		45,134

		640,662

Total Common Stock (Cost $1,079,064) ($ Thousands)		1,252,501

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.1%

Germany — 0.1%
Bayerische Motoren Werke AG (B)	10,570	$587

Sweden — 0.0%
Akelius Residential Property AB ‡ (B)	9,264	328

Total Preferred Stock (Cost $1,179) ($ Thousands)		915

	Number of Rights
RIGHTS — 0.0%

Australia — 0.0%
Harvey Norman Holdings Ltd, Expires * 10/16/2019	5,320	6

Total Rights (Cost $—) ($ Thousands)		6

	Shares
CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	15,285,892	15,286

Total Cash Equivalent (Cost $15,286) ($ Thousands)		15,286

Total Investments in Securities — 99.0% (Cost $1,095,529) ($ Thousands)		$1,268,708

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro STOXX 50	37	Dec-2019	$1,438	$1,434	$16
FTSE 100 Index	10	Dec-2019	908	910	13
Hang Seng Index	2	Nov-2019	332	332	—
S&P 500 Index E-MINI	48	Dec-2019	7,221	7,148	(72)
SPI 200 Index	4	Dec-2019	454	451	(1)
TOPIX Index	6	Dec-2019	886	882	(6)

			$11,239	$11,157	$(50)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/15/19	USD	319	DKK	2,159	$(3)
Brown Brothers Harriman	10/15/19	USD	548	SGD	755	(1)
Brown Brothers Harriman	10/15/19	USD	792	NOK	7,129	(7)
Brown Brothers Harriman	10/15/19	USD	806	NZD	1,275	(6)

8	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

September 30, 2019

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/15/19	USD	19	SEK	186	$—
Brown Brothers Harriman	10/15/19	USD	818	SEK	7,930	(10)
Brown Brothers Harriman	10/15/19	USD	1,117	GBP	898	(9)
Brown Brothers Harriman	10/15/19	USD	1,590	AUD	2,341	(11)
Brown Brothers Harriman	10/15/19	USD	79	HKD	615	—
Brown Brothers Harriman	10/15/19	USD	1,875	HKD	14,687	(1)
Brown Brothers Harriman	10/15/19	USD	2,525	CHF	2,500	(15)
Brown Brothers Harriman	10/15/19	USD	2,779	EUR	2,522	(28)
Brown Brothers Harriman	10/15/19	USD	2,776	CAD	3,681	5
Brown Brothers Harriman	10/15/19	USD	293	CAD	387	(1)
Brown Brothers Harriman	10/15/19	USD	315	JPY	34,006	—
Brown Brothers Harriman	10/15/19	USD	4,635	JPY	498,784	(15)
Brown Brothers Harriman	10/15/19	GBP	12,343	USD	15,258	41
Brown Brothers Harriman	10/15/19	GBP	193	USD	238	—
Brown Brothers Harriman	10/15/19	SGD	12,706	USD	9,212	21
Brown Brothers Harriman	10/15/19	NZD	18,415	USD	11,811	263
Brown Brothers Harriman	10/15/19	NZD	413	USD	259	—
Brown Brothers Harriman	10/15/19	DKK	35,865	USD	5,298	54
Brown Brothers Harriman	10/15/19	DKK	16	USD	2	—
Brown Brothers Harriman	10/15/19	AUD	38,135	USD	26,153	422
Brown Brothers Harriman	10/15/19	CHF	39,297	USD	39,638	177
Brown Brothers Harriman	10/15/19	CHF	78	USD	79	—
Brown Brothers Harriman	10/15/19	EUR	42,039	USD	46,322	444
Brown Brothers Harriman	10/15/19	EUR	19	USD	21	—
Brown Brothers Harriman	10/15/19	CAD	59,192	USD	44,951	232
Brown Brothers Harriman	10/15/19	CAD	1,450	USD	1,094	(2)
Brown Brothers Harriman	10/15/19	NOK	105,255	USD	11,734	145
Brown Brothers Harriman	10/15/19	SEK	116,704	USD	12,064	182
Brown Brothers Harriman	10/15/19	HKD	2,314	USD	296	1
Brown Brothers Harriman	10/15/19	HKD	226,349	USD	28,874	(7)
Brown Brothers Harriman	10/15/19	JPY	7,450,520	USD	69,278	269
Brown Brothers Harriman	10/15/19	JPY	160,441	USD	1,485	(1)

						$2,139

Percentages are based on Net Assets of $1,281,941 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Securities considered illiquid. The total value of such securities as of September 30, 2019 was $734 ($ Thousands) and represented 0.1% of the Net Assets of the Fund (See Note 2).

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P— Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

9	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Concluded)

September 30, 2019

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,229,883	22,618	—	1,252,501
Preferred Stock	915	—	—	915
Right	6	—	—	6
Cash Equivalent	15,286	—	—	15,286

Total Investments in Securities	1,246,090	22,618	—	1,268,708

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	29	—	—	29
Unrealized Depreciation	(79)	—	—	(79)
Forwards Contracts *
Unrealized Appreciation	—	2,256	—	2,256
Unrealized Depreciation	—	(117)	—	(117)

Total Other Financial Instruments	(50)	2,139	—	2,089

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for the change in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$26,205	$205,027	$(215,946)	$—	$—	$15,286	15,285,892	$302	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.4%

Communication Services — 5.5%
AT&T Inc	68,786	$2,603
Madison Square Garden Co/The *	14,417	3,799
NTT DOCOMO Inc ADR	130,100	3,320
Omnicom Group Inc	67,600	5,293
SK Telecom Co Ltd ADR	129,800	2,882
Take-Two Interactive Software Inc, Cl A *	9,560	1,198
TELUS Corp	115,600	4,117
Verizon Communications Inc	390,251	23,555
Walt Disney Co/The	99,968	13,028

		59,795

Consumer Discretionary — 6.2%
AutoZone Inc *	10,000	10,846
Best Buy Co Inc	10,994	759
Canadian Tire Corp Ltd, Cl A	59,500	6,681
Darden Restaurants Inc	65,500	7,743
Deckers Outdoor Corp *	3,645	537
Dick’s Sporting Goods Inc	48,083	1,962
Dollar General Corp	13,022	2,070
Dunkin’ Brands Group Inc	9,462	751
Fiat Chrysler Automobiles NV	24,564	318
Ford Motor Co	520,800	4,771
Gap Inc/The	26,752	464
Graham Holdings Co, Cl B	4,146	2,751
Lowe’s Cos Inc	34,400	3,783
McDonald’s Corp	46,958	10,082
NVR Inc *	432	1,606
Toyota Motor Corp ADR	38,500	5,178
Ulta Beauty Inc *	13,566	3,400
Wyndham Hotels & Resorts Inc	73,751	3,816

		67,518

Consumer Staples — 12.8%
Altria Group Inc	74,810	3,060
Archer-Daniels-Midland Co	45,200	1,856
Church & Dwight Co Inc	96,220	7,240
Clorox Co/The	29,806	4,527
Coca-Cola Co/The	84,150	4,581
Coca-Cola European Partners PLC	49,400	2,739
Colgate-Palmolive Co	64,144	4,715
Costco Wholesale Corp	28,955	8,342
Herbalife Nutrition Ltd *	6,952	263
Hershey Co/The	37,299	5,781
Ingredion Inc	10,845	886
JM Smucker Co/The	18,198	2,002
Kimberly-Clark Corp	43,214	6,139
Kroger Co/The	124,000	3,197
Lamb Weston Holdings Inc	41,191	2,995
McCormick & Co Inc/MD	46,029	7,194
Metro Inc/CN, Cl A	58,400	2,573
Nu Skin Enterprises Inc, Cl A	18,077	769

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PepsiCo Inc	60,205	$8,254
Philip Morris International Inc	34,312	2,605
Procter & Gamble Co/The	41,097	5,112
Sanderson Farms Inc	28,200	4,267
Sysco Corp, Cl A	93,118	7,394
Tyson Foods Inc, Cl A	183,000	15,764
Walmart Inc	231,880	27,520

		139,775

Energy — 1.8%
Chevron Corp	46,500	5,515
EOG Resources Inc	10,837	804
Exxon Mobil Corp	71,100	5,020
Marathon Petroleum Corp	19,233	1,168
Valero Energy Corp	66,747	5,690
Williams Cos Inc/The	75,181	1,809

		20,006

Financials — 17.6%
Aflac Inc	112,800	5,902
AGNC Investment Corp ‡	102,172	1,644
Allstate Corp/The	65,446	7,113
American Financial Group Inc/OH	41,500	4,476
Arbor Realty Trust Inc ‡	257,845	3,380
Arch Capital Group Ltd *	193,014	8,103
Assurant Inc	10,566	1,329
Assured Guaranty Ltd	34,028	1,513
Axis Capital Holdings Ltd	50,100	3,343
Bank of America Corp	38,560	1,125
Bank of Hawaii Corp	29,207	2,510
Bank of Nova Scotia/The, Cl C	52,600	2,990
BankUnited Inc	53,705	1,806
Berkshire Hathaway Inc, Cl B *	64,800	13,480
BOK Financial Corp	52,300	4,140
Cboe Global Markets Inc	72,973	8,385
Chimera Investment Corp ‡	148,500	2,905
Chubb Ltd	12,399	2,002
CME Group Inc	35,480	7,498
Everest Re Group Ltd	40,465	10,767
Genworth MI Canada Inc	23,900	949
Hanover Insurance Group Inc/The, Cl A	29,649	4,019
JPMorgan Chase & Co	31,600	3,719
Ladder Capital Corp, Cl A ‡	171,200	2,957
LPL Financial Holdings Inc	38,736	3,172
MarketAxess Holdings Inc	17,155	5,618
MFA Financial Inc ‡	731,549	5,384
Morningstar Inc, Cl A	43,474	6,353
National Bank of Canada	54,700	2,723
Popular Inc	76,386	4,131
Progressive Corp/The	115,800	8,946
Regions Financial Corp	388,838	6,151
Reinsurance Group of America Inc, Cl A	9,329	1,491

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
RenaissanceRe Holdings Ltd	79,986	$15,473
TFS Financial Corp	175,989	3,171
Travelers Cos Inc/The	83,472	12,411
US Bancorp	24,603	1,361
Virtu Financial Inc, Cl A	35,741	585
Voya Financial Inc	13,223	720
Wells Fargo & Co	69,900	3,526
White Mountains Insurance Group Ltd	4,402	4,754

		192,025

Health Care — 14.3%
AbbVie Inc	53,300	4,036
AmerisourceBergen Corp, Cl A	14,727	1,212
Amgen Inc, Cl A	16,800	3,251
Anthem Inc	44,047	10,576
AstraZeneca PLC ADR	107,200	4,778
Baxter International Inc	87,932	7,691
Biogen Inc *	3,955	921
Bio-Rad Laboratories Inc, Cl A *	7,119	2,369
Bristol-Myers Squibb Co	49,750	2,523
Chemed Corp	1,680	702
CVS Health Corp	31,417	1,981
Eli Lilly & Co	145,108	16,227
Hill-Rom Holdings Inc	7,580	798
Hologic Inc *	32,197	1,626
Humana Inc	32,022	8,187
ICON PLC *	9,514	1,402
Johnson & Johnson	195,171	25,251
Masimo Corp *	11,105	1,652
McKesson Corp	8,957	1,224
Merck & Co Inc	261,951	22,051
Pfizer Inc	598,608	21,508
Premier Inc, Cl A *	18,980	549
Quest Diagnostics Inc	50,752	5,432
UnitedHealth Group Inc	35,650	7,747
WellCare Health Plans Inc *	1,176	305
Zoetis Inc, Cl A	18,364	2,288

		156,287

Industrials — 10.2%
Boeing Co/The	32,700	12,441
Cummins Inc	23,200	3,774
EMCOR Group Inc	13,365	1,151
Expeditors International of Washington Inc	14,206	1,055
General Dynamics Corp	8,600	1,571
Huntington Ingalls Industries Inc, Cl A	17,300	3,664
Kaman Corp, Cl A	32,900	1,956
L3Harris Technologies Inc	26,704	5,572
Landstar System Inc	11,414	1,285
Lockheed Martin Corp	25,675	10,015
Northrop Grumman Corp	38,339	14,369
Quanta Services Inc	37,697	1,425

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Raytheon Co	76,834	$15,074
Republic Services Inc	146,100	12,645
Southwest Airlines Co, Cl A	23,251	1,256
Spirit AeroSystems Holdings Inc, Cl A	12,040	990
United Airlines Holdings Inc *	9,555	845
United Technologies Corp	50,700	6,922
Waste Management Inc	133,069	15,303

		111,313

Information Technology — 12.7%
Amdocs Ltd	226,513	14,975
Apple Inc	75,762	16,968
Aspen Technology Inc *	14,158	1,743
Automatic Data Processing Inc	16,382	2,644
Broadridge Financial Solutions Inc	13,234	1,647
Cadence Design Systems Inc *	8,968	593
Cisco Systems Inc	306,400	15,139
Citrix Systems Inc	55,048	5,313
CSG Systems International Inc	37,600	1,943
Intel Corp	307,300	15,835
Intuit Inc	7,373	1,961
Jack Henry & Associates Inc	10,939	1,597
Juniper Networks Inc	44,726	1,107
Microsoft Corp	85,745	11,921
Motorola Solutions Inc	88,463	15,075
NetApp Inc	9,091	477
Oracle Corp, Cl B	176,000	9,685
Science Applications International Corp	14,671	1,282
Symantec Corp, Cl A	173,514	4,100
Synopsys Inc *	74,285	10,196
Tech Data Corp *	22,200	2,314
Teradyne Inc	15,297	886
VeriSign Inc *	10,747	2,027

		139,428

Materials — 2.0%
AptarGroup Inc	6,262	742
Avery Dennison Corp	31,600	3,589
Axalta Coating Systems Ltd *	78,998	2,382
Kaiser Aluminum Corp	33,600	3,325
LyondellBasell Industries NV, Cl A	7,082	634
Newmont Goldcorp Corp	45,995	1,744
Silgan Holdings Inc	110,800	3,328
Sonoco Products Co	98,300	5,722

		21,466

Real Estate — 2.4%
Equity LifeStyle Properties Inc ‡	14,695	1,963
Medical Properties Trust Inc ‡	197,100	3,855
National Health Investors Inc ‡	41,200	3,395
Omega Healthcare Investors Inc ‡	128,000	5,349
SBA Communications Corp, Cl A ‡	8,218	1,982

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
VEREIT Inc ‡	523,800	$5,123
VICI Properties Inc ‡	200,450	4,540

		26,207

Utilities — 12.9%
Ameren Corp	74,283	5,946
American Electric Power Co Inc	126,191	11,823
Consolidated Edison Inc	154,877	14,631
Dominion Energy Inc	25,306	2,051
DTE Energy Co	45,217	6,012
Duke Energy Corp	53,719	5,149
Edison International	120,856	9,115
Entergy Corp	119,200	13,989
Eversource Energy	105,451	9,013
Exelon Corp	227,300	10,981
FirstEnergy Corp	87,500	4,220
National Fuel Gas Co	65,746	3,085
NextEra Energy Inc	32,916	7,669
Pinnacle West Capital Corp	48,930	4,750
Portland General Electric Co	73,374	4,136
Public Service Enterprise Group Inc	183,544	11,394
Southern Co/The	94,221	5,820
UGI Corp	27,722	1,394
WEC Energy Group Inc	107,799	10,252

		141,430

Total Common Stock (Cost $642,989) ($ Thousands)		1,075,250

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
1.800%**†	18,322,409	18,322

Total Cash Equivalent (Cost $18,322) ($ Thousands)		18,322

Total Investments in Securities — 100.1% (Cost $661,311) ($ Thousands)		$1,093,572

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Concluded)

September 30, 2019

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	39	Dec-2019	$5,872	$5,808	$(64)

Percentages are based on Net Assets of $1,092,519 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,075,250	—	—	1,075,250
Cash Equivalent	18,322	—	—	18,322

Total Investments in Securities	1,093,572	—	—	1,093,572

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(64)	—	—	(64)

Total Other Financial Instruments	(64)	—	—	(64)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$17,479	$225,406	($224,563)	—	—	$18,322	18,322,409	$505	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.4%

Australia — 7.5%
Abacus Property Group	301,732	$798
AGL Energy Ltd	184,749	2,387
ASX Ltd	34,900	1,908
Aurizon Holdings Ltd	454,449	1,808
AusNet Services	83,871	103
BHP Group Ltd	6,201	154
Brickworks Ltd	48,326	575
Coca-Cola Amatil Ltd	354,946	2,550
Computershare Ltd	51,985	566
Crown Resorts Ltd	49,952	406
CSL Ltd	9,329	1,470
Evolution Mining Ltd	42,178	129
Flight Centre Travel Group Ltd	21,435	688
Fortescue Metals Group Ltd	19,274	114
Harvey Norman Holdings Ltd	539,246	1,648
Inghams Group Ltd	420,339	893
Macquarie Group Ltd	13,540	1,197
Mirvac Group	642,786	1,327
National Australia Bank Ltd	27,944	560
Newcrest Mining Ltd	13,198	309
Regis Resources Ltd	31,209	103
Rio Tinto Ltd	29,347	1,834
Sonic Healthcare Ltd	6,349	120
Stockland	343,667	1,055
Tabcorp Holdings Ltd	31,602	103
Telstra Corp Ltd, Cl B	712,585	1,687
Wesfarmers Ltd	41,051	1,102
Woolworths Group Ltd	96,128	2,417

		28,011

Austria — 1.4%
CA Immobilien Anlagen AG	7,835	278
Erste Group Bank AG	17,218	569
Oesterreichische Post AG	26,798	941
OMV AG	6,494	348
Raiffeisen Bank International AG	6,989	162
S IMMO AG	9,548	220
Telekom Austria AG, Cl A	81,520	593
UNIQA Insurance Group AG	46,056	416
Verbund AG	26,087	1,428
Vienna Insurance Group Wiener Versicherung Gruppe	11,861	309

		5,264

Belgium — 1.4%
Ageas	6,388	354
Colruyt SA	37,589	2,061
D’ieteren SA/NV	11,261	611
Proximus SADP	35,208	1,046
UCB SA, Cl A	16,129	1,171

		5,243

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Canada — 2.5%
Bank of Nova Scotia/The, Cl C	10,639	$605
Canadian Imperial Bank of Commerce	10,923	902
Canadian Tire Corp Ltd, Cl A	11,347	1,274
George Weston Ltd	2,159	182
Loblaw Cos Ltd	15,902	906
TELUS Corp	70,718	2,518
Toronto-Dominion Bank/The	50,010	2,918

		9,305

Denmark — 1.8%
Carlsberg A/S, Cl B	10,243	1,514
Coloplast A/S, Cl B	13,172	1,587
Danske Bank A/S	88,525	1,233
Demant A/S *	2,162	55
Jyske Bank A/S	2,522	82
Novo Nordisk A/S, Cl B	5,555	286
Royal Unibrew A/S	9,066	748
Scandinavian Tobacco Group A/S	64,786	758
Sydbank A/S	28,938	510
United International Enterprises	564	105

		6,878

Finland — 1.0%
Aktia Bank	10,607	97
Elisa OYJ	4,608	238
Fortum OYJ	6,519	154
Kemira OYJ	44,753	659
Kesko OYJ, Cl B	16,687	1,054
Orion OYJ, Cl B	27,532	1,027
Tieto OYJ	21,996	564

		3,793

France — 6.8%
Aeroports de Paris, Cl A	490	87
AXA SA	21,925	560
Baikowski SAS *	2,092	34
BNP Paribas SA	6,282	306
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	3,233	104
Caisse Regionale de Credit Agricole Mutuel de Paris et d’Ile-de-France	985	109
Caisse Regionale De Credit Agricole Mutuel Toulouse 31	779	109
Cie Generale des Etablissements Michelin SCA	19,013	2,123
Credit Agricole SA	77,662	943
Credit Regionale de Credit Agricole Mutuel Sud Rhone Alpes	459	115
Danone SA	6,999	617
Dassault Aviation SA	477	675
Engie SA	171,620	2,803
Eutelsat Communications SA	49,606	923
Kaufman & Broad SA	12,966	517

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lagardere SCA	8,633	$191
LNA Sante SA	2,819	144
Metropole Television SA	40,001	656
Orange SA	160,655	2,521
Peugeot SA	20,479	511
Rubis SCA	2,506	146
Sanofi	67,759	6,283
Societe BIC SA	10,193	685
Societe Generale SA	16,428	450
Suez	65,380	1,028
TOTAL SA	37,626	1,964
Veolia Environnement SA	40,693	1,032

		25,636

Germany — 5.7%
Aareal Bank AG	18,943	576
adidas AG	1,170	364
Allianz SE	4,522	1,054
Beiersdorf AG	2,053	242
Covestro AG	20,592	1,019
Daimler AG	17,324	862
Deutsche Telekom AG	124,294	2,086
Evonik Industries AG	20,572	508
Fraport AG Frankfurt Airport Services Worldwide	4,634	393
Hannover Rueck SE	19,271	3,259
Hornbach Holding AG & Co KGaA	9,444	536
Merck KGaA	26,810	3,021
METRO AG	53,866	850
MTU Aero Engines AG	1,151	306
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	14,877	3,850
SAP SE	1,022	120
Siemens AG	5,190	556
Sirius Real Estate Ltd	87,389	82
Talanx AG	21,704	938
Uniper SE	5,125	168
Vonovia SE	5,398	274
Wuestenrot & Wuerttembergische AG	5,043	99

		21,163

Hong Kong — 3.9%
China Motor Bus Co Ltd	9,200	114
Chong Hing Bank Ltd	58,000	98
CK Infrastructure Holdings Ltd	127,000	855
CLP Holdings Ltd, Cl B	270,000	2,836
Dah Sing Banking Group Ltd	112,400	151
Hang Lung Group Ltd	91,000	227
Hang Seng Bank Ltd	14,600	315
Harbour Centre Development ‡	61,000	101
HK Electric Investments & HK Electric Investments Ltd	1,616,000	1,540
HKT Trust & HKT Ltd	633,000	1,004

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hong Kong & China Gas Co Ltd	429,429	$837
Hutchison Telecommunications Hong Kong Holdings Ltd	718,000	121
Johnson Electric Holdings Ltd	137,500	246
Kerry Properties Ltd	480,000	1,479
Langham Hospitality Investments and Langham Hospitality Investments Ltd ‡	316,000	87
Lee & Man Paper Manufacturing Ltd	716,000	387
Link REIT	10,000	110
MTR Corp Ltd	184,000	1,033
New World Development Co Ltd	94,000	122
Pacific Textiles Holdings Ltd	994,000	668
Paliburg Holdings Ltd	328,000	108
PCCW Ltd	657,000	369
Power Assets Holdings Ltd	92,000	618
Regal Hotels International Holdings Ltd	160,000	84
Regal Real Estate Investment Trust	259,000	59
Sunlight Real Estate Investment Trust	145,000	97
Tian An China Investment Co Ltd	170,000	79
WH Group Ltd	953,500	854

		14,599

Ireland — 0.2%
FBD Holdings	6,191	61
Irish Residential Properties REIT PLC	343,231	643

		704

Israel — 1.5%
Albaad Massuot Yitzhak *	5,441	32
Bank Hapoalim BM	299,897	2,366
Bank Leumi Le-Israel BM	57,265	408
FIBI Holdings Ltd	3,995	128
Isras Investment Co Ltd	1,037	212
Kerur Holdings Ltd	4,093	111
Mizrahi Tefahot Bank Ltd	48,726	1,212
Oil Refineries Ltd *	1,712,187	902
Paz Oil Co Ltd	1,299	190
Shufersal Ltd	26,493	193

		5,754

Italy — 2.2%
A2A SpA	789,208	1,449
ACEA SpA	5,118	102
Assicurazioni Generali SpA	30,466	591
Atlantia SpA	9,488	229
Enel SpA	349,777	2,612
Hera SpA	337,822	1,387
Intesa Sanpaolo SpA	42,682	101
Iren SpA	40,709	119
Terna Rete Elettrica Nazionale SpA	236,795	1,522

		8,112

Japan — 22.8%
ABC-Mart Inc, Cl H	26,900	1,710

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aeon Co Ltd, Cl H	6,200	$114
AEON REIT Investment Corp	876	1,207
AGC Inc/Japan	18,400	570
Ainavo Holdings Co Ltd	12,200	111
Aisin Seiki Co Ltd	15,800	496
Alfresa Holdings Corp	22,400	500
Alpen Co Ltd	6,400	101
ANA Holdings Inc	19,300	649
Aozora Bank Ltd	40,800	1,020
Arcs Co Ltd	49,700	1,039
Asahi Group Holdings Ltd	3,900	193
Asahi Kasei Corp	18,000	177
Astellas Pharma Inc	208,800	2,972
Bandai Namco Holdings Inc	12,000	747
Bookoff Group Holdings	6,800	74
Bridgestone Corp	40,000	1,549
Canon Inc	41,500	1,107
Choushimaru Co Ltd	10,500	122
Chubu Electric Power Co Inc	15,500	224
Chukyo Bank Ltd/The	5,100	99
Chuo Gyorui	400	10
COMSYS Holdings Corp	9,900	280
Daiichi Kensetsu Corp	7,200	116
Daiichi Sankyo Co Ltd	2,500	157
Daiki Aluminium Industry Co Ltd	26,000	170
Daiohs Corp	3,400	46
Dairei Co Ltd	6,300	117
DCM Holdings Co Ltd	163,400	1,603
Ebara Foods Industry Inc	4,700	91
EDION Corp	20,600	199
FJ Next Co Ltd	16,100	155
FUJIFILM Holdings Corp	29,800	1,307
Gakkyusha Co Ltd	8,400	96
Gourmet Kineya Co Ltd	10,000	107
Hakudo Co Ltd	8,400	108
Hiroshima Gas Co Ltd	31,400	98
Hokkaido Electric Power Co Inc	47,600	251
Hokkaido Gas Co Ltd	9,800	137
Honda Motor Co Ltd	44,900	1,163
Hoya Corp	1,500	122
Inaba Denki Sangyo Co Ltd	23,000	1,004
ITOCHU Corp	105,500	2,178
Itochu Enex Co Ltd	64,000	486
Iwatani	3,100	105
Japan Airlines Co Ltd	54,800	1,629
Japan Post Bank Co Ltd	71,200	690
Japan Post Holdings Co Ltd	259,600	2,390
Japan Prime Realty Investment Corp, Cl A ‡	189	897
Japan Tobacco Inc	71,700	1,570
JXTG Holdings Inc	249,000	1,134
Kadoya Sesame Mills Inc	2,600	86
Kakaku.com Inc	43,100	1,060

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kamigumi Co Ltd	61,100	$1,384
Kaneka Corp	18,800	585
Kato Sangyo Co Ltd	8,700	270
KDDI Corp	151,200	3,952
Keihanshin Building Co Ltd	19,000	231
Keiyo Co Ltd	98,800	450
Kinden Corp	18,800	279
Kohnan Shoji Co Ltd	4,500	99
Komeri Co Ltd	12,100	244
K’s Holdings Corp	7,500	82
Kuraray Co Ltd	80,700	991
Kurimoto Ltd	7,200	100
Kyokuyo Co Ltd	7,600	195
KYORIN Holdings Inc	13,100	217
Kyowa Exeo Corp	12,800	310
Kyushu Electric Power Co Inc	10,600	100
LIXIL VIVA Corp	15,400	231
Matsumotokiyoshi Holdings Co Ltd	2,900	106
McDonald’s Holdings Co Japan Ltd	10,800	523
Medipal Holdings Corp	44,900	1,000
Mitsubishi Corp	6,900	169
Mitsubishi Shokuhin Co Ltd	35,100	879
Mitsubishi Tanabe Pharma Corp	61,800	678
Mitsui & Co Ltd	75,400	1,233
Miyoshi Oil & Fat Co Ltd	10,200	111
Mizuho Financial Group Inc	2,230,200	3,417
MS&AD Insurance Group Holdings Inc	15,400	499
NHK Spring Co Ltd	61,600	470
Nippo Corp	49,900	923
Nippon Building Fund Inc	103	791
Nippon Express Co Ltd	17,500	892
Nippon Flour Mills Co Ltd	49,200	769
Nippon Kanzai Co Ltd	5,800	100
Nippon Telegraph & Telephone Corp	108,800	5,191
Nissan Motor Co Ltd	150,300	937
Nisshin Oillio Group Ltd/The	26,900	844
Nitto Fuji Flour Milling Co Ltd	4,000	249
NTT DOCOMO Inc	91,200	2,323
Ohsho Food Service Corp	1,500	97
Okinawa Cellular Telephone Co	3,100	102
Okinawa Electric Power Co Inc/The	11,287	178
Ootoya Holdings Co Ltd	11,000	226
Osaka Gas Co Ltd	4,000	77
Otsuka Corp	14,600	582
OUG Holdings Inc	8,700	222
Proto Corp	12,200	132
Resona Holdings Inc	52,000	223
Ricoh Co Ltd	152,600	1,374
Sankyo Co Ltd	4,300	148
Seiko Epson Corp	33,200	467
Seven & i Holdings Co Ltd	9,900	379
SG Holdings Co Ltd	4,800	117

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shibusawa Warehouse Co Ltd/The	7,200	$126
Shin-Keisei Electric Railway Co Ltd	4,800	93
Shionogi & Co Ltd	3,600	200
Softbank Corp	80,200	1,086
SoftBank Group Corp	2,400	94
Sony Financial Holdings	20,300	440
SPK Corp	4,500	107
Star Asia Investment Corp ‡	92	99
Sugi Holdings Co Ltd	2,300	124
Sumitomo Bakelite Co Ltd	3,200	125
Sumitomo Dainippon Pharma Co Ltd	2,100	34
Sumitomo Mitsui Financial Group Inc	31,600	1,080
Sumitomo Mitsui Trust Holdings	5,700	205
Sumitomo Osaka Cement Co Ltd	27,800	1,190
Suzuken Co Ltd/Aichi Japan	23,500	1,261
Taiheiyo Cement	4,000	107
Teijin Ltd	88,400	1,698
Toho Holdings Co Ltd	44,000	1,018
Tokio Marine Holdings Inc	9,800	524
Tokyo Electric Power Co Holdings Inc *	69,700	341
Tokyo Gas Co Ltd	29,200	736
Toyota Motor Corp	19,200	1,282
Tsumura & Co	7,400	198
West Japan Railway Co	21,900	1,850
Yaizu Suisankagaku Industry Co Ltd	10,500	102
Yasuda Logistics Corp	19,800	170
Yellow Hat Ltd	11,200	165
Yomeishu Seizo Co Ltd	6,000	106
Yuasa Funashoku Co Ltd	4,560	151
Zaoh Co Ltd	8,700	112

		85,315

Netherlands — 1.8%
ABN AMRO Bank NV	33,022	582
ASR Nederland NV	10,035	371
Heineken NV	3,040	329
Koninklijke Ahold Delhaize NV	85,246	2,133
NN Group NV	78,056	2,769
Randstad NV	2,260	111
Signify NV	18,590	511

		6,806

New Zealand — 1.9%
Auckland International Airport Ltd	132,553	761
Chorus Ltd	57,800	183
Contact Energy Ltd	135,053	723
Fisher & Paykel Healthcare Corp Ltd	171,849	1,864
Fletcher Building Ltd	29,864	96
Freightways Ltd	32,367	165
Goodman Property Trust	149,541	208
Kathmandu Holdings Ltd	65,155	125
Mercury NZ Ltd	234,122	735
Meridian Energy Ltd	213,586	696

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ryman Healthcare Ltd	42,791	$357
Sanford Ltd/NZ	22,813	97
Spark New Zealand Ltd	91,414	253
Warehouse Group Ltd/The	97,101	152
Z Energy Ltd	223,203	784

		7,199

Norway — 1.2%
Austevoll Seafood ASA	41,885	398
DNB ASA, Cl A	35,409	624
Mowi ASA	41,636	962
Orkla ASA	106,449	969
Sparebank 1 Oestlandet	10,088	93
Sparebanken Sor	9,196	96
Telenor ASA	64,166	1,289
Yara International ASA	3,093	133

		4,564

Portugal — 0.1%
REN - Redes Energeticas Nacionais SGPS SA	86,292	241

Singapore — 4.4%
CapitaLand Commercial Trust	345,700	517
CapitaLand Mall Trust ‡	1,336,100	2,541
ComfortDelGro Corp Ltd	330,900	574
DBS Group Holdings Ltd	167,700	3,032
Great Eastern Holdings	5,900	97
Ho Bee Land ‡	60,400	102
Mapletree Industrial Trust	103,900	182
Mapletree Logistics Trust	224,370	263
Olam International Ltd	78,000	101
Oversea-Chinese Banking Corp Ltd	154,300	1,212
SATS Ltd	279,900	980
Sheng Siong Group Ltd	365,100	293
Singapore Exchange Ltd	238,000	1,458
Singapore Technologies Engineering Ltd	450,200	1,250
Singapore Telecommunications Ltd	384,400	862
SPH REIT ‡	411,000	324
United Industrial Corp Ltd	50,700	103
United Overseas Bank Ltd	44,200	820
UOL Group Ltd	26,200	142
Venture Corp Ltd	50,100	555
Wilmar International Ltd	255,300	689
Yangzijiang Shipbuilding Holdings Ltd	440,200	305

		16,402

Spain — 2.5%
Cia de Distribucion Integral Logista Holdings SA	4,976	97
Ebro Foods SA	78,690	1,573
Endesa SA	164,032	4,317
Grifols SA	16,305	481
Iberdrola SA	269,790	2,805

		9,273

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Sweden — 2.6%
Axfood AB	54,195	$1,153
Epiroc AB, Cl B	21,001	217
Hemfosa Fastigheter AB	18,745	190
ICA Gruppen AB	71,065	3,287
JM AB	17,229	441
KNOW IT AB	10,862	203
Nyfosa AB *	18,745	128
Resurs Holding AB	131,621	781
Scandic Hotels Group AB	56,159	451
Svenska Cellulosa AB SCA, Cl B	21,139	189
Swedbank AB, Cl A	41,288	595
Swedish Match AB	29,845	1,236
Telia Co AB	222,996	999

		9,870

Switzerland — 10.8%
Alcon Inc *	3,374	197
Allreal Holding AG, Cl A	688	132
ALSO Holding AG	1,128	161
Baloise Holding AG	12,851	2,304
Banque Cantonale Vaudoise	135	103
Barry Callebaut AG	566	1,168
Basellandschaftliche Kantonalbank	213	195
Basler Kantonalbank, Cl H	1,334	95
Berner Kantonalbank AG	473	102
BKW AG	15,994	1,189
Chocoladefabriken Lindt & Spruengli AG	207	1,530
Emmi AG	110	90
Helvetia Holding AG	9,739	1,345
Idorsia Ltd *	3,040	75
Intershop Holding AG	203	110
Landis+Gyr Group AG	7,087	636
Mobimo Holding AG	355	100
Nestle SA	13,549	1,471
Novartis AG	16,871	1,464
Orior AG	2,561	219
Pargesa Holding SA	5,336	411
PSP Swiss Property AG	6,521	829
Roche Holding AG	29,407	8,566
Romande Energie Holding SA	76	94
Schindler Holding AG	6,813	1,525
Sika AG	2,966	434
Sonova Holding AG	7,702	1,792
St Galler Kantonalbank AG	263	115
Swiss Life Holding AG	7,876	3,768
Swiss Prime Site AG	7,452	730
Swiss Re AG	22,796	2,380
Swisscom AG	4,083	2,016
Tamedia AG	1,263	125
Thurgauer Kantonalbank	927	101
Valiant Holding AG	6,581	655
Valora Holding AG	925	251

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vaudoise Assurances Holding SA	204	$112
Zurich Insurance Group AG	10,402	3,985

		40,575

United Kingdom — 11.4%
3i Group	60,173	865
AEW UK REIT ‡	89,285	103
AstraZeneca PLC	2,294	205
Auto Trader Group PLC	65,351	411
BAE Systems PLC	328,666	2,309
Berkeley Group Holdings PLC	15,527	800
BP PLC	361,923	2,301
Britvic PLC	107,198	1,299
BT Group PLC, Cl A	312,799	688
C&C Group PLC	45,028	205
CareTech Holdings PLC	22,562	101
Carnival PLC	31,668	1,315
Cello Health PLC	77,483	121
Coca-Cola HBC AG	15,339	502
Computacenter PLC	9,059	144
Craneware PLC	7,808	244
Cranswick PLC	5,516	200
Diageo PLC	41,426	1,702
Eco Animal Health Group	20,539	89
FBD Holdings	2,815	28
GCP Student Living PLC ‡	52,530	111
GlaxoSmithKline PLC	213,347	4,587
Greene King PLC	102,786	1,073
Greggs PLC	7,203	186
Halfords Group PLC	126,401	265
Headlam Group	10,433	58
HSBC Holdings PLC	356,818	2,746
Imperial Brands PLC	71,522	1,611
Inchcape PLC	168,518	1,311
J D Wetherspoon PLC	37,692	720
J Sainsbury PLC	263,110	713
Kingfisher PLC	285,395	727
Legal & General Group PLC	323,558	990
Marks & Spencer Group PLC	153,894	350
Mondi PLC	26,998	518
National Express Group PLC	327,002	1,745
National Grid PLC	44,069	479
Next PLC, Cl A	9,675	738
Persimmon PLC	14,585	390
QinetiQ Group PLC	414,692	1,476
Renewables Infrastructure Group	345,794	538
Royal Mail PLC	228,421	596
ScS Group PLC	36,908	108
Secure Income REIT Plc ‡	44,693	249
Smith & Nephew PLC	19,840	479
SSE PLC	57,559	883
Tate & Lyle PLC	248,841	2,257
Telecom Plus PLC	18,950	287

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tesco PLC	52,265	$155
Total Produce PLC	79,709	122
Unilever PLC	15,386	927
Vodafone Group PLC	484,077	966
Wm Morrison Supermarkets PLC	360,999	891

		42,884

United States — 1.0%
Atlantica Yield plc	36,284	874
Coca-Cola European Partners PLC	42,211	2,341
KLA Corp	435	69
QIAGEN NV *	3,899	129
Taro Pharmaceutical Industries Ltd	2,373	179

		3,592

Total Common Stock (Cost $323,437) ($ Thousands)		361,183

CASH EQUIVALENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl F
1.800% **†	9,481,119	9,481

Total Cash Equivalent (Cost $9,481) ($ Thousands)		9,481

Total Investments in Securities — 98.9% (Cost $332,918) ($ Thousands)		$370,664

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Euro STOXX 50	67	Dec-2019	$2,604	$2,597	$29
FTSE 100 Index	16	Dec-2019	1,451	1,456	22
Hang Seng Index	1	Nov-2019	166	166	—
SPI 200 Index	6	Dec-2019	682	676	—
TOPIX Index	13	Dec-2019	1,886	1,910	34

			$6,789	$6,805	$85

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

SCHEDULE OF INVESTMENTS

Tax-Managed International Managed Volatility Fund (Concluded)

September 30, 2019

Percentages are based on Net Assets of $374,778 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2019.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

CHF	— Swiss Franc

Cl	— Class

EUR	— Euro

FTSE	— Financial Times and Stock Exchange

L.P.	— Limited Partnership

PLC	— Public Limited Company

REIT	— Real Estate investment Trust

SEK	— Swedish Krona

SPI	— Share Price Index

TPOIX	— Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	355,429	5,754	—	361,183
Cash Equivalent	9,481	—	—	9,481

Total Investments in Securities	364,910	5,754	—	370,664

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	85	—	—	85

Total Other Financial Instruments	85	—	—	85

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2019, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2019 ($ Thousands):

Security Description	Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2019	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$6,054	$47,308	$(43,881)	$—	$—	$9,481	9,481,119	$227	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.0%

Communication Services — 9.7%
Activision Blizzard Inc	23,300	$1,233
Alphabet Inc, Cl A *	9,069	11,075
Alphabet Inc, Cl C *	9,193	11,206
AT&T Inc	221,103	8,367
CBS Corp, Cl B	9,682	391
CenturyLink Inc	28,757	359
Charter Communications Inc, Cl A *	4,900	2,019
Comcast Corp, Cl A	137,180	6,184
Discovery Inc, Cl A *	4,529	121
Discovery Inc, Cl C *	10,685	263
DISH Network Corp, Cl A *	6,900	235
Electronic Arts Inc *	8,928	873
Facebook Inc, Cl A *	72,871	12,977
Fox Corp	15,553	490
Interpublic Group of Cos Inc/The	11,697	252
Netflix Inc *	13,220	3,538
News Corp, Cl A	11,130	155
News Corp, Cl B	4,100	59
Omnicom Group Inc	6,669	522
Take-Two Interactive Software Inc, Cl A *	3,400	426
T-Mobile US Inc *	9,700	764
TripAdvisor Inc *	3,297	128
Twitter Inc *	22,000	906
Verizon Communications Inc	125,298	7,563
Viacom Inc, Cl B	10,630	255
Walt Disney Co/The	54,750	7,135

		77,496

Consumer Discretionary — 9.5%
Advance Auto Parts Inc	2,194	363
Amazon.com Inc, Cl A *	12,636	21,935
Aptiv PLC	7,841	685
AutoZone Inc *	725	786
Best Buy Co Inc	7,178	495
Booking Holdings Inc *	1,309	2,569
BorgWarner Inc	6,501	238
Capri Holdings Ltd *	4,328	143
CarMax Inc *	4,956	436
Carnival Corp	11,980	524
Chipotle Mexican Grill Inc, Cl A *	723	608
Darden Restaurants Inc	3,734	441
Dollar General Corp	7,873	1,251
Dollar Tree Inc *	7,285	832
DR Horton Inc	10,186	537
eBay Inc	23,647	922
Expedia Group Inc	4,215	567
Ford Motor Co	118,076	1,082
Gap Inc/The	6,298	109
Garmin Ltd	3,704	314
General Motors Co	38,177	1,431
Genuine Parts Co	4,404	439

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
H&R Block Inc	6,510	$154
Hanesbrands Inc	10,867	166
Harley-Davidson Inc, Cl A	4,655	167
Hasbro Inc	3,498	415
Hilton Worldwide Holdings Inc	8,900	829
Home Depot Inc/The	33,182	7,699
Kohl’s Corp	4,827	240
L Brands Inc	7,208	141
Leggett & Platt Inc	4,065	166
Lennar Corp, Cl A	8,674	484
LKQ Corp *	9,500	299
Lowe’s Cos Inc	23,345	2,567
Macy’s Inc	9,330	145
Marriott International Inc/MD, Cl A	8,451	1,051
McDonald’s Corp	23,107	4,961
MGM Resorts International	15,400	427
Mohawk Industries Inc *	1,858	231
Newell Brands Inc, Cl B	11,313	212
NIKE Inc, Cl B	38,238	3,591
Nordstrom Inc	2,966	100
Norwegian Cruise Line Holdings Ltd *	6,700	347
NVR Inc *	100	372
O’Reilly Automotive Inc *	2,312	921
PulteGroup Inc	7,543	276
PVH Corp	2,320	205
Ralph Lauren Corp, Cl A	1,560	149
Ross Stores Inc	11,149	1,225
Royal Caribbean Cruises Ltd	5,210	564
Starbucks Corp	36,157	3,197
Tapestry Inc	8,934	233
Target Corp, Cl A	15,484	1,655
Tiffany & Co	3,198	296
TJX Cos Inc/The	36,676	2,044
Tractor Supply Co	3,746	339
Ulta Beauty Inc *	1,700	426
Under Armour Inc, Cl A *	5,846	117
Under Armour Inc, Cl C *	5,581	101
VF Corp	9,940	885
Whirlpool Corp	1,909	302
Wynn Resorts Ltd	2,917	317
Yum! Brands Inc	9,397	1,066

		75,789

Consumer Staples — 7.1%
Altria Group Inc	56,969	2,330
Archer-Daniels-Midland Co	16,841	692
Brown-Forman Corp, Cl B	5,085	319
Campbell Soup Co	5,672	266
Church & Dwight Co Inc	7,400	557
Clorox Co/The	3,922	596
Coca-Cola Co/The	116,282	6,330
Colgate-Palmolive Co	25,948	1,907

1	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Conagra Brands Inc	14,892	$457
Constellation Brands Inc, Cl A	5,070	1,051
Costco Wholesale Corp	13,276	3,825
Coty Inc, Cl A	8,233	87
Estee Lauder Cos Inc/The, Cl A	6,644	1,322
General Mills Inc	18,241	1,005
Hershey Co/The	4,186	649
Hormel Foods Corp	8,316	364
JM Smucker Co/The	3,404	375
Kellogg Co	7,394	476
Kimberly-Clark Corp	10,377	1,474
Kraft Heinz Co/The	18,700	522
Kroger Co/The	24,248	625
Lamb Weston Holdings Inc	4,500	327
McCormick & Co Inc/MD	3,714	580
Molson Coors Brewing Co, Cl B	5,724	329
Mondelez International Inc, Cl A	43,853	2,426
Monster Beverage Corp *	11,765	683
PepsiCo Inc	42,440	5,819
Philip Morris International Inc	47,337	3,594
Procter & Gamble Co/The	76,009	9,454
Sysco Corp, Cl A	15,643	1,242
Tyson Foods Inc, Cl A	8,975	773
Walgreens Boots Alliance Inc	22,807	1,261
Walmart Inc	43,276	5,136

		56,853

Energy — 4.3%
Apache Corp	11,801	302
Baker Hughes a GE Co, Cl A	15,215	353
Cabot Oil & Gas Corp	12,898	227
Chevron Corp	57,726	6,846
Cimarex Energy Co	3,149	151
Concho Resources Inc	6,100	414
ConocoPhillips	33,486	1,908
Devon Energy Corp	12,626	304
Diamondback Energy Inc, Cl A	4,700	423
EOG Resources Inc	17,527	1,301
Exxon Mobil Corp	128,200	9,052
Halliburton Co	26,142	493
Helmerich & Payne Inc	3,443	138
Hess Corp	7,874	476
HollyFrontier Corp	4,800	257
Kinder Morgan Inc/DE	58,914	1,214
Marathon Oil Corp	25,292	310
Marathon Petroleum Corp	20,150	1,224
National Oilwell Varco Inc, Cl A	11,630	247
Noble Energy Inc	14,637	329
Occidental Petroleum Corp	27,028	1,202
ONEOK Inc	12,654	932
Phillips 66	13,599	1,393
Pioneer Natural Resources Co	5,092	640

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Schlumberger Ltd, Cl A	41,837	$1,430
TechnipFMC PLC	12,613	305
Valero Energy Corp	12,697	1,082
Williams Cos Inc/The	36,446	877

		33,830

Financials — 12.1%
Affiliated Managers Group Inc	1,429	119
Aflac Inc	22,618	1,183
Allstate Corp/The	10,012	1,088
American Express Co	20,713	2,450
American International Group Inc	26,305	1,465
Ameriprise Financial Inc	4,117	606
Aon PLC	7,109	1,376
Arthur J Gallagher & Co	5,700	511
Assurant Inc	1,782	224
Bank of America Corp	254,745	7,431
Bank of New York Mellon Corp/The	25,743	1,164
BB&T Corp	23,156	1,236
Berkshire Hathaway Inc, Cl B *	59,430	12,363
BlackRock Inc	3,615	1,611
Capital One Financial Corp	14,315	1,302
Cboe Global Markets Inc	3,400	391
Charles Schwab Corp/The	35,035	1,465
Chubb Ltd	13,866	2,239
Cincinnati Financial Corp	4,693	548
Citigroup Inc	68,645	4,742
Citizens Financial Group Inc	13,700	485
CME Group Inc	10,848	2,293
Comerica Inc	4,573	302
Discover Financial Services	9,746	790
E*TRADE Financial Corp	7,570	331
Everest Re Group Ltd	1,200	319
Fifth Third Bancorp	22,351	612
First Republic Bank/CA	5,100	493
Franklin Resources Inc	8,936	258
Globe Life Inc	3,035	291
Goldman Sachs Group Inc/The	9,821	2,035
Hartford Financial Services Group Inc/The	10,961	664
Huntington Bancshares Inc/OH	32,047	457
Intercontinental Exchange Inc	17,180	1,585
Invesco Ltd	11,812	200
JPMorgan Chase & Co	96,817	11,394
KeyCorp	31,052	554
Lincoln National Corp	6,209	374
Loews Corp	7,989	411
M&T Bank Corp	4,108	649
MarketAxess Holdings Inc	1,100	360
Marsh & McLennan Cos Inc	15,617	1,562
MetLife Inc	24,212	1,142
Moody’s Corp	5,004	1,025
Morgan Stanley	37,817	1,614

2	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MSCI Inc, Cl A	2,600	$566
Nasdaq Inc, Cl A	3,487	346
Northern Trust Corp	6,671	623
People’s United Financial Inc	11,889	186
PNC Financial Services Group Inc/The	13,597	1,906
Principal Financial Group Inc, Cl A	8,033	459
Progressive Corp/The	17,821	1,377
Prudential Financial Inc	12,277	1,104
Raymond James Financial Inc	3,900	322
Regions Financial Corp	30,460	482
S&P Global Inc	7,478	1,832
SunTrust Banks Inc	13,339	918
SVB Financial Group, Cl B *	1,600	334
Synchrony Financial	19,201	655
T Rowe Price Group Inc	7,140	816
Travelers Cos Inc/The	7,952	1,182
Unum Group	6,563	195
US Bancorp	43,602	2,413
Wells Fargo & Co	121,333	6,120
Willis Towers Watson PLC	3,947	762
Zions Bancorp NA	5,537	246

		96,558

Health Care — 12.9%
Abbott Laboratories	53,424	4,470
AbbVie Inc	44,725	3,387
ABIOMED Inc *	1,400	249
Agilent Technologies Inc	9,485	727
Alexion Pharmaceuticals Inc *	6,808	667
Align Technology Inc *	2,200	398
Allergan PLC	9,980	1,680
AmerisourceBergen Corp, Cl A	4,754	391
Amgen Inc, Cl A	18,163	3,515
Anthem Inc	7,838	1,882
Baxter International Inc	15,492	1,355
Becton Dickinson and Co	8,219	2,079
Biogen Inc *	5,650	1,315
Boston Scientific Corp *	41,992	1,709
Bristol-Myers Squibb Co	49,838	2,527
Cardinal Health Inc	9,103	430
Celgene Corp, Cl A *	21,394	2,124
Centene Corp *	12,600	545
Cerner Corp	9,812	669
Cigna Corp	11,520	1,749
Cooper Cos Inc/The, Cl A	1,500	445
Covetrus Inc *	1	—
CVS Health Corp	39,560	2,495
Danaher Corp, Cl A	19,091	2,757
DaVita Inc *	2,957	169
DENTSPLY SIRONA Inc	7,271	388
Edwards Lifesciences Corp, Cl A *	6,372	1,401
Eli Lilly & Co	25,666	2,870

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gilead Sciences Inc	38,713	$2,454
HCA Healthcare Inc	8,143	981
Henry Schein Inc *	4,444	282
Hologic Inc *	8,300	419
Humana Inc *	4,090	1,046
IDEXX Laboratories Inc *	2,600	707
Illumina Inc *	4,500	1,369
Incyte Corp *	5,500	408
Intuitive Surgical Inc *	3,438	1,856
IQVIA Holdings Inc *	5,500	822
Johnson & Johnson	80,044	10,356
Laboratory Corp of America Holdings *	3,017	507
McKesson Corp	5,737	784
Medtronic PLC	40,541	4,404
Merck & Co Inc	77,466	6,521
Mettler-Toledo International Inc *	700	493
Mylan NV *	15,926	315
Nektar Therapeutics, Cl A *	5,000	91
PerkinElmer Inc	3,369	287
Perrigo Co PLC	3,676	205
Pfizer Inc	168,157	6,042
Quest Diagnostics Inc	4,078	436
Regeneron Pharmaceuticals Inc *	2,415	670
ResMed Inc	4,400	594
Stryker Corp	9,776	2,115
Teleflex Inc	1,400	476
Thermo Fisher Scientific Inc	12,111	3,528
UnitedHealth Group Inc	28,811	6,261
Universal Health Services Inc, Cl B	2,442	363
Varian Medical Systems Inc *	2,765	329
Vertex Pharmaceuticals Inc *	7,758	1,314
Waters Corp *	2,120	473
WellCare Health Plans Inc *	1,500	389
Zimmer Biomet Holdings Inc	6,153	845
Zoetis Inc, Cl A	14,473	1,803

		102,338

Industrials — 8.8%
3M Co	17,526	2,881
Alaska Air Group Inc	3,900	253
Allegion PLC	2,894	300
American Airlines Group Inc	12,125	327
AMETEK Inc	6,864	630
AO Smith Corp	4,300	205
Arconic Inc	12,192	317
Boeing Co/The	16,209	6,167
Caterpillar Inc, Cl A	17,245	2,178
CH Robinson Worldwide Inc	4,087	346
Cintas Corp	2,552	684
Copart Inc *	6,200	498
CSX Corp	23,388	1,620
Cummins Inc	4,363	710

3	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Deere & Co	9,613	$1,622
Delta Air Lines Inc, Cl A	18,022	1,038
Dover Corp	4,346	433
Eaton Corp PLC	12,739	1,059
Emerson Electric Co	18,526	1,239
Equifax Inc	3,676	517
Expeditors International of Washington Inc	5,108	379
Fastenal Co, Cl A	17,444	570
FedEx Corp	7,269	1,058
Flowserve Corp	4,154	194
Fortive Corp	8,954	614
Fortune Brands Home & Security Inc	4,200	230
General Dynamics Corp	7,065	1,291
General Electric Co	264,293	2,363
Honeywell International Inc	21,752	3,680
Huntington Ingalls Industries Inc, Cl A	1,300	275
IDEX Corp	2,300	377
IHS Markit Ltd *	12,200	816
Illinois Tool Works Inc	8,831	1,382
Ingersoll-Rand PLC	7,303	900
Jacobs Engineering Group Inc	3,421	313
JB Hunt Transport Services Inc	2,645	293
Johnson Controls International PLC	24,138	1,059
Kansas City Southern	3,063	407
L3Harris Technologies Inc	6,771	1,413
Lockheed Martin Corp	7,393	2,884
Masco Corp	9,023	376
Nielsen Holdings PLC	10,480	223
Norfolk Southern Corp	8,102	1,456
Northrop Grumman Corp	4,761	1,784
PACCAR Inc	10,419	729
Parker-Hannifin Corp, Cl A	3,852	696
Pentair PLC	4,777	181
Quanta Services Inc	4,282	162
Raytheon Co	8,399	1,648
Republic Services Inc	6,462	559
Robert Half International Inc	3,559	198
Rockwell Automation Inc	3,535	583
Rollins Inc	4,350	148
Roper Technologies Inc	3,114	1,110
Snap-on Inc	1,655	259
Southwest Airlines Co, Cl A	14,833	801
Stanley Black & Decker Inc	4,611	666
Textron Inc	7,137	349
TransDigm Group Inc	1,500	781
Union Pacific Corp	21,519	3,486
United Airlines Holdings Inc *	6,700	592
United Parcel Service Inc, Cl B	21,211	2,542
United Rentals Inc *	2,399	299
United Technologies Corp	24,507	3,346
Verisk Analytics Inc, Cl A	4,900	775
Wabtec Corp	5,690	409

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Waste Management Inc	11,782	$1,355
WW Grainger Inc	1,347	400
Xylem Inc/NY	5,548	442

		69,877

Information Technology — 20.6%
Accenture PLC, Cl A	19,248	3,702
Adobe Inc *	14,764	4,079
Advanced Micro Devices Inc *	33,000	957
Akamai Technologies Inc *	4,974	455
Alliance Data Systems Corp	1,046	134
Amphenol Corp, Cl A	9,020	870
Analog Devices Inc	11,192	1,250
ANSYS Inc *	2,500	553
Apple Inc	128,830	28,854
Applied Materials Inc	28,471	1,421
Arista Networks Inc *	1,600	382
Autodesk Inc, Cl A *	6,705	990
Automatic Data Processing Inc	13,242	2,138
Broadcom Inc	11,975	3,306
Broadridge Financial Solutions Inc	3,500	436
Cadence Design Systems Inc *	8,400	555
CDW Corp/DE	4,400	542
Cisco Systems Inc	128,572	6,353
Citrix Systems Inc	3,826	369
Cognizant Technology Solutions Corp, Cl A	16,577	999
Corning Inc, Cl B	23,671	675
DXC Technology Co	8,276	244
F5 Networks Inc, Cl A *	1,791	251
Fidelity National Information Services Inc, Cl B	18,653	2,476
Fiserv Inc, Cl A *	17,364	1,799
FleetCor Technologies Inc *	2,600	746
FLIR Systems Inc	3,992	210
Fortinet Inc *	4,300	330
Gartner Inc *	2,800	400
Global Payments Inc	8,689	1,382
Hewlett Packard Enterprise Co	40,510	615
HP Inc	45,310	857
Intel Corp	134,197	6,915
International Business Machines Corp	26,768	3,893
Intuit Inc	7,885	2,097
IPG Photonics Corp *	1,100	149
Jack Henry & Associates Inc	2,300	336
Juniper Networks Inc	10,533	261
Keysight Technologies Inc *	5,800	564
KLA Corp	4,849	773
Lam Research Corp	4,320	998
Leidos Holdings Inc	4,400	378
Mastercard Inc, Cl A	26,982	7,328
Maxim Integrated Products Inc	8,400	486
Microchip Technology Inc	7,237	672

4	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Micron Technology Inc *	33,371	$1,430
Microsoft Corp	231,596	32,199
Motorola Solutions Inc	5,002	852
NetApp Inc	7,628	401
NVIDIA Corp	18,448	3,211
Oracle Corp, Cl B	66,933	3,683
Paychex Inc	9,800	811
PayPal Holdings Inc *	35,585	3,686
Qorvo Inc *	3,505	260
QUALCOMM Inc	36,768	2,805
salesforce.com Inc *	26,672	3,959
Seagate Technology PLC	7,543	406
Skyworks Solutions Inc	5,307	421
Symantec Corp, Cl A	16,708	395
Synopsys Inc *	4,600	631
TE Connectivity Ltd	10,203	951
Texas Instruments Inc	28,411	3,672
VeriSign Inc *	3,178	599
Visa Inc, Cl A	52,332	9,002
Western Digital Corp	8,838	527
Western Union Co/The	13,277	308
Xerox Holdings Corp	6,089	182
Xilinx Inc	7,787	747

		164,318

Materials — 2.6%
Air Products & Chemicals Inc	6,661	1,478
Albemarle Corp	3,100	215
Amcor PLC	49,609	484
Avery Dennison Corp	2,576	292
Ball Corp	10,112	736
Celanese Corp, Cl A	3,900	477
CF Industries Holdings Inc	6,737	331
Corteva Inc	22,891	641
Dow Inc	22,725	1,083
DuPont de Nemours Inc	22,591	1,611
Eastman Chemical Co	4,198	310
Ecolab Inc	7,654	1,516
FMC Corp	3,949	346
Freeport-McMoRan Inc, Cl B	44,062	422
International Flavors & Fragrances Inc	3,115	382
International Paper Co	11,973	501
Linde PLC	16,482	3,193
LyondellBasell Industries NV, Cl A	7,813	699
Martin Marietta Materials Inc, Cl A	1,865	511
Mosaic Co/The	10,810	222
Newmont Goldcorp Corp	25,104	952
Nucor Corp	9,348	476
Packaging Corp of America	2,800	297
PPG Industries Inc	7,270	862
Sealed Air Corp	4,658	193
Sherwin-Williams Co/The, Cl A	2,413	1,327

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vulcan Materials Co	4,030	$609
Westrock Co	7,592	277

		20,443

Real Estate — 3.0%
Alexandria Real Estate Equities Inc ‡	3,400	524
American Tower Corp, Cl A ‡	13,416	2,967
Apartment Investment & Management Co, Cl A ‡	4,444	232
AvalonBay Communities Inc ‡	4,222	909
Boston Properties Inc ‡	4,308	559
CBRE Group Inc, Cl A *‡	9,525	505
Crown Castle International Corp ‡	12,528	1,741
Digital Realty Trust Inc, Cl A ‡	6,400	831
Duke Realty Corp ‡	10,800	367
Equinix Inc ‡	2,559	1,476
Equity Residential ‡	10,433	900
Essex Property Trust Inc ‡	1,960	640
Extra Space Storage Inc ‡	3,900	456
Federal Realty Investment Trust ‡	2,200	299
HCP Inc ‡	14,630	521
Host Hotels & Resorts Inc ‡	22,512	389
Iron Mountain Inc ‡	8,676	281
Kimco Realty Corp ‡	12,396	259
Macerich Co/The ‡	3,465	109
Mid-America Apartment Communities Inc ‡	3,400	442
Prologis Inc ‡	19,070	1,625
Public Storage ‡	4,600	1,128
Realty Income Corp ‡	9,618	737
Regency Centers Corp ‡	5,200	361
SBA Communications Corp, Cl A ‡	3,400	820
Simon Property Group Inc ‡	9,358	1,457
SL Green Realty Corp ‡	2,515	206
UDR Inc ‡	8,700	422
Ventas Inc ‡	11,110	811
Vornado Realty Trust ‡	4,631	295
Welltower Inc ‡	12,307	1,116
Weyerhaeuser Co ‡	22,260	617

		24,002

Utilities — 3.4%
AES Corp/VA	20,412	334
Alliant Energy Corp	7,200	388
Ameren Corp	7,344	588
American Electric Power Co Inc	15,029	1,408
American Water Works Co Inc	5,400	671
Atmos Energy Corp	3,600	410
CenterPoint Energy Inc	15,417	465
CMS Energy Corp	8,613	551
Consolidated Edison Inc	9,978	943
Dominion Energy Inc	24,268	1,967
DTE Energy Co	5,541	737

5	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

September 30, 2019

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Duke Energy Corp	22,098	$2,118
Edison International	10,890	821
Entergy Corp	5,677	666
Evergy Inc	7,300	486
Eversource Energy	9,644	824
Exelon Corp	29,490	1,425
FirstEnergy Corp	15,521	749
NextEra Energy Inc	14,898	3,471
NiSource Inc	11,613	348
NRG Energy Inc	7,964	315
Pinnacle West Capital Corp	3,394	329
PPL Corp	21,639	681
Public Service Enterprise Group Inc	15,357	953
Sempra Energy	8,368	1,235
Southern Co/The	31,382	1,939
WEC Energy Group Inc	9,537	907
Xcel Energy Inc	15,646	1,015

		26,744

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Total Common Stock (Cost $508,657) ($ Thousands)		$748,248

EXCHANGE TRADED FUND — 4.0%
SPDR S&P 500 ETF Trust (A)	107,624	31,939

Total Exchange Traded Fund (Cost $29,022) ($ Thousands)		31,939

Total Investments in Securities — 98.0% (Cost $537,679) ($ Thousands)		$780,187

	Contracts
PURCHASED SWAPTION* (B) — 0.2%
Total Purchased Swaption (Cost $2,357) ($ Thousands)	864,868,000	$2,093

A list of the open OTC swaption contracts held by the Fund at September 30, 2019, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTION — 0.3%

Call Swaption — 0.3%
CMS One Look*	Bank of America Merrill Lynch	864,868,000	$0.14	07/17/2021	$2,093

Total Purchased Swaption					$2,093

A list of the open futures contracts held by the Fund at September 30, 2019, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
S&P 500 Index E-MINI	59	Dec-2019	$8,859	$8,787	$(72)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/09/20	USD	3,394	SAR	12,738	$2
Bank of America	01/09/20	USD	1,663	SAR	6,238	—
Bank of America	01/09/20	SAR	166,457	USD	44,271	(112)
Barclays PLC	10/10/19	USD	120,513	JPY	12,932,210	(759)
Citigroup	10/10/19	EUR	1,761	USD	1,919	(3)
JPMorgan Chase Bank	10/10/19	USD	48,188	EUR	42,883	(1,400)

6	SEI Institutional Managed Trust / Annual Report / September 30, 2019

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Concluded)

September 30, 2019

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/10/19	EUR	140,632	USD	160,100	$6,663
RBC	10/10/19	USD	3,252	JPY	351,252	1
RBC	10/10/19	EUR	5,712	USD	6,405	172
Standard Chartered	10/10/19	EUR	2,519	USD	2,788	40
Standard Chartered	10/10/19	USD	2,526	JPY	272,718	—
Standard Chartered	10/10/19	JPY	799,316	USD	7,544	142

						$4,746

Percentages are based on Net Assets of $796,335 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. As of September 30, 2019.

(B)	Refer to table below for details on Swaption Contracts.

Cl — Class

ETF — Exchange-Traded Fund

EUR — Euro

JPY — Japanese Yen

PLC — Public Limited Company

S&P — Standard & Poor’s

SAR — Saudi Riyal

SPDR — Standard & Poor’s Depository Receipt

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	748,248	—	—	748,248
Exchange Traded Fund	31,939	—	—	31,939

Total Investments in Securities	780,187	—	—	780,187

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Swaption	—	2,093	—	2,093
Futures Contracts *
Unrealized Depreciation	(72)	—	—	(72)
Forwards Contracts *
Unrealized Appreciation	—	7,020	—	7,020
Unrealized Depreciation	—	(2,274)	—	(2,274)

Total Other Financial Instruments	(72)	6,839	—	6,767

*	Futures contracts and forward contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

For the year ended September 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2019, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2019

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 9, 2019

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: December 9, 2019